As filed with the U.S. Securities and Exchange Commission on April 26, 2011

Registration No. 333-164156

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

SEC File No 811-7782

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST EFFECTIVE AMENDMENT NO. 2	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 39	☒

John Hancock Variable Life Account S

(Exact Name of Registrant)

John Hancock Life Insurance Company (U.S.A.)

(Name of Depositor)

197 Clarendon Street

Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET, ESQ.

John Hancock Life Insurance Company (U.S.A.)

U.S. INSURANCE LAW

JOHN HANCOCK PLACE

BOSTON, MA 02117

(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 2, 2011 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485
☐	on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

☐	this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated May 2, 2011

for interests in

Separate Account S

Interests are made available under

VARIABLE ESTATE PROTECTION

a flexible premium variable universal survivorship life insurance policy

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

The policy provides a fixed account option with fixed rates of return declared by John Hancock USA and the following investment accounts:

500 Index B
Active Bond
All Cap Core
All Cap Value
Alpha Opportunities
American Asset Allocation
American Blue Chip Income and Growth
American Bond
American Fundamental Holdings
American Global Diversification
American Global Growth
American Global Small Capitalization
American Growth
American Growth-Income
American High-Income Bond
American International
American New World
Balanced
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Allocation Plus
Core Bond
Core Diversified Growth & Income
Core Strategy
Disciplined Diversification
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental Value
Global
Global Bond
Health Sciences
High Yield
International Core
International Equity Index A
International Equity Index B
International Opportunities
International Small Company
International Value
Investment Quality Bond
Large Cap
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Natural Resources
Optimized All Cap
Optimized Value
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Smaller Company Growth
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
Utilities
Value

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

  The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
  Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
  Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
  Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock USA and the Separate Account, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you should review the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.
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SUMMARY OF BENEFITS AND RISKS

The nature of the policy

This is a so-called “survivorship” policy that provides coverage on two insured persons. The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary upon the death of the last surviving insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

  Option A - The death benefit will equal the greater of (1) the Total Sum Insured  plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described under “The minimum insurance amount” provision in the Detailed Information section of this prospectus).
  Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target Premium. This is called your “surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:

  the amount you invested,
  plus or minus the investment experience of the investment options you’ve chosen, minus all charges we deduct, and
  minus all withdrawals you have made.

If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Each withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

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Policy loans

You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is 90% of your account value, less any existing indebtedness as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy’s account value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account S (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment options you’ve chosen has been poor or because of a combination of both factors. You’ll be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the series funds.

Transfer risk

There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts.

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

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Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7-pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For

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these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

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FEE TABLES

This section contains the tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium or withdraw account value.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum sales charge	Upon payment of premium	30% of Target Premiums paid in policy year 1
15% of Target Premiums paid in policy years 2-5
10% of Target Premiums paid in policy years 6-10
4% of Target Premiums paid in policy years 11-20
3% of Target Premiums paid in policy years 21 and thereafter
3.5% of any premiums paid in excess of Target Premiums in Policy years 1-10
3% of any premiums paid in excess of Target Premiums in policy year 11 and thereafter(1)
Premium tax charge	Upon payment of premium	2.35% of each premium paid
DAC tax charge	Upon payment of premium	1.25% of each premium paid
Premium processing charge	Upon payment of premium	1.25% of each premium paid(2)
Maximum partial withdrawal charge	Upon making a partial withdrawal	Lesser of $20 or 2% of withdrawal amount
(1)	The current charges differ from those shown above as follows: 3% of Target Premiums paid in policy year 11-20, 0% of Target Premiums paid in policy years 21 and thereafter, and 0% of any premiums paid in excess of Target Premiums in policy years 21 and thereafter. If the younger insured is 71 or older when the policy is issued, there will be no sales charges after policy year 11. The “Target Premium” for each policy year is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.
(2)	For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.
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The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the M&E charge and the policy loan interest rate, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Insurance charge(1)
Minimum charge	Monthly	$0.0001 per $1,000 of AAR	$0.0001 per $1,000 of AAR
Maximum charge	Monthly	$83.20 per $1,000 of AAR	$54.75 per $1,000 of AAR
Charge for representative insured persons	Monthly	$0.003 per $1,000 of AAR	$0.003 per $1,000 of AAR
Issue charge	Monthly	$55.55 only during policy years 1-5 plus 2¢ per $1,000 of Total Sum Insured at issue only during policy years 1-3(2)	$55.55 only during policy years 1-5 plus 2¢ per $1,000 of Total Sum Insured at issue only during policy years 1-3(2)
Administrative charge	Monthly	$10 in all policy years plus 3¢ per $1,000 of Total Sum Insured at issue in all policy years	$7.50 in all policy years plus 1¢ per $1,000 of Total Sum Insured at issue in policy years 1-10(3)
Guaranteed minimum death benefit charge(4)	Monthly, starting in policy year 11	3¢ per $1,000 of Basic Sum Insured at issue	1¢ per $1,000 of Basic Sum Insured at issue
M&E charge(5)	Daily from separate account assets	.003% of assets	.002% of assets for Total Sum Insured at issue of $500,000 to $5,000,000; or
.002% of assets for Total Sum Insured at issue of $5,000,000 -$15,000,000; or
.001% of assets for Total Sum Insured at issue of $15,000,000 or more
Maximum policy loan interest rate(6)	Accrues daily Payable annually	5.00%	5.00%
(1)	The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon, the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and the gender of the insured persons. The “minimum” rate shown in the table is the rate in the first policy year for a policy issued to cover two 20 year old female preferred non-tobacco underwriting risks. The “maximum” rate shown in the table is the charge in policy year 25 for a policy issued to cover two 75 year old male substandard tobacco underwriting risks. This includes the so-called “extra mortality charge.” The “representative insured persons” referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock USA representative.
(2)	The second part of this charge is guaranteed not to exceed $200.
(3)	For policies with a Total Sum Insured of $5 million or more, the first part of this charge is currently $0.
(4)	This charge only applies if the guaranteed minimum death benefit feature is elected to extend beyond the tenth policy year.
(5)	This charge only applies to separate account assets (i.e., those assets invested in the variable investment options). The charge does not apply to the fixed investment option. The effective annual rate equivalents of the actual unrounded daily rates charged are a guaranteed rate of .90% and current rates of .625%, .575% and .525% for the bands shown above.
(6)	5.00% is the maximum effective annual interest rate we can charge and applies only during policy years 1-20. The effective annual interest rate is 4.50% for policy year 21 and thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.00%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.
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Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Policy Split Option Rider	Monthly	3¢ per $1,000 of current Total Sum Insured

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	2.90%

1Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 0.92%, respectively.

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Fundamental Holdings, American Global Diversification, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, American New World, and Core Diversified Growth & Income portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance

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of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.
All Cap Core	QS Investors, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.
American Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Bond Fund, a series of the American Funds Insurance Series. The master fund invests at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and invests up to 35% of its assets in debt securities rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations (“NRSROs”), or unrated but determined to be of equivalent quality (so called “junk bonds”). The master fund may invest in debt securities of issuers domiciled outside the U.S. and may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks.
American Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying funds of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund and International Fund.

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Portfolio	Portfolio Manager	Investment Objective
American Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio invests a significant portion of its assets in securities, which include securities held by the underlying funds, that are located outside the U.S. The portfolio operates as a fund of funds and currently invests primarily in five underlying funds of the American Funds Insurance Series: Bond Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund and New World Fund.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.
American Global Small Capitalization	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Small Capitalization Fund, a series of the American Funds Insurance Series. Under normal market conditions, the master fund invests primarily in stocks of smaller companies located around the world. Normally, the master fund invests at least 80% of its net assets in growth-oriented common stocks and other equity securities.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American High-Income Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide a high level of current income and, secondarily, capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the High-Income Bond Fund, a series of the American Funds Insurance Series. The master fund invests primarily in higher yielding and generally lower quality debt securities rated Ba1 or below or BB+ or below by NRSROs or unrated but determined to be of equivalent quality, including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The portfolio may also invest a portion of its assets in securities of issuers domiciled outside the U.S.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The master fund may invest a portion of its assets in common stocks and other securities of companies in emerging market countries.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.
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Portfolio	Portfolio Manager	Investment Objective
Balanced	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed-income securities, including investment-grade and below investment-grade debt securities (commonly known as “junk bonds”) with maturities that range from short to longer term, as well as cash.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio allocates its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Inc.	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Diversified Growth & Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital and income. The portfolio invests in other funds and other investment companies as well as other types of investments. Under normal market conditions, the portfolio generally invests between 65% and 75% of its assets in equity securities, which include securities held by the underlying funds, and between 25% and 35% of its assets in fixed-income securities, which include securities held by the underlying funds.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
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Portfolio	Portfolio Manager	Investment Objective
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
Target AllocationRange of Allocation
Equity Securities: 70%65% – 75%
Fixed-Income Securities: 30%25% – 35%
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s:Ba through C
S&P’s:BB through D
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Portfolio	Portfolio Manager	Investment Objective
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets. The portfolio invests at least 85% of its net assets in non-U.S. equity securities.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
Optimized All Cap	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, medium and small.
Optimized Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*
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Portfolio	Portfolio Manager	Investment Objective
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
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Portfolio	Portfolio Manager	Investment Objective
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.
Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Index.*

*“Wilshire 5000 Total Market Index®” is a trademark of Wilshire Associates. “MSCI All Country World Excluding U.S. Index” is a trademark of Morgan Stanley & Co. Incorporated.“Russell 1000,®” “Russell 2000,®” “Russell 2500,TM”“Russell 1000 Value,®” “Russell

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3000,®” “Russell Midcap,®” and “Russell Midcap Value®” are trademarks of Frank Russell Company. “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 28, 2011 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $466 million to $275.1 billion
Russell 1000 Index — $221 million to $425.9 billion
Russell 1000 Value Index — $221 million to $425.9 billion
Russell 2000 Index — maximum of $6.2 billion
Russell 2500 Index — maximum of $11 billion (as of March 31, 2011)
Russell 3000 Index — $5 million to $425.9 billion
Russell Midcap Index — $221 million to $22.3 billion
Russell Midcap Value Index — $310 million to $19 billion
S&P MidCap 400 Index — $703 million to $9.9 billion
S&P SmallCap 600 Index — maximum of $3.7 billion
Wilshire 5000 Total Market Index — less than $1 million to $431 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for policy owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John

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Hancock USA to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock USA

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account S, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account S (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

We are a stock life insurance company and are currently licensed in the District of Columbia and all states of the United States, except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account S

The variable investment options shown on page 1 are in fact subaccounts of the Separate Account and initially established by JHVLICO under Massachusetts law. On December 31, 2009, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law (see “Description of John Hancock USA”).

The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

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The fixed investment option

Our obligations under the policy’s fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option are, however, subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are “due” are referred to as “modal processing dates.” The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see “Lapse and reinstatement”).

Minimum premium payments

Each premium payment must be at least $100.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see “Tax considerations”). Also, we may refuse to accept any amount of an additional premium if:

  that amount of premium would increase our insurance risk exposure, and the insured persons don’t provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to our Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

  by wire or by exchange from another insurance company,
  via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your John Hancock USA representative or by contacting our Service Office.

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Processing premium payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1) We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.

(2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

(3) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

  The tax problem resolves itself prior to the date the refund is to be made; or
  The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Lapse and reinstatement

Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., “lapse”) for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy’s surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day “grace period” to make that payment. If you don’t pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., “reinstate”) it within 1 year from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit feature is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

Guaranteed minimum death benefit feature

This feature is available only if the insured persons meet certain underwriting requirements and only if you’ve elected death benefit Option A (see “The death benefit” below). The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

  any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see “The death benefit” below), and on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.
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The Guaranteed Minimum Death Benefit Premium (or “GMDB Premium”) is defined in the policy and one-twelfth of it is “due” on each monthly deduction date. The term monthly deduction date is defined under “Procedures for issuance for a policy.” On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

No GMDB Premium will ever be greater than the so-called “guideline premium” for the policy as defined in section 7702 of the Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see “The death benefit” below). The GMDB Premium varies from policy to policy based upon a number of factors, including each insured person’s issue age, insurance risk characteristics and (generally) gender.

If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don’t pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see “The death benefit” below).

If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the “Total Sum Insured.” Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under “Basic Sum Insured vs. Additional Sum Insured” below.

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

  Option A - The death benefit will equal the greater of (1) the Total Sum Insured  plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).
  Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

  First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.
  We will then subtract your Total Sum Insured.

Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the

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application for the policy. You may revoke your election at any time, but there may be adverse tax consequences if you do. An “annual processing date” is the first business day of a policy year.

Limitations on payment of death benefit

If either insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals, unless otherwise provided by your policy.

Also, if an application misstated the age or sex of either of the insured persons, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charges or as otherwise provided by your policy.

Basic Sum Insured vs. Additional Sum Insured

As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

For the same amount of premiums paid, the charges deducted from premiums and from the account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy’s surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

Generally, you will incur lower charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the policy’s Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see “Tax considerations”).

The minimum insurance amount

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. For policies of this type, we will apply the “cash value accumulation test” as described in Federal tax law. Under the cash value accumulation test, we compute the minimum insurance amount on each monthly deduction date by multiplying the account value on that date by the death benefit factor applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases for each year the policy remains in effect. A table showing the factor for each policy year will appear in the policy.

Requesting an increase in coverage

The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, we may approve an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see “Effective date of certain policy transactions” below.

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Requesting a decrease in coverage

The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, we may approve a reduction in the Additional Sum Insured, but only if:

  the remaining Total Sum Insured will be at least $500,000, and the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

We may refuse any decrease in the Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see “Effective date of certain policy transactions” below.

Change of death benefit option

Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

Effective date of certain policy transactions

The following transactions take effect on the policy anniversary on or next following the date we approve the request:

  Additional Sum Insured increases
  Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see “Change of death benefit option” above)

Total Sum Insured decreases take effect on the monthly deduction date on or next following the date we approve the request for decrease.

Tax consequences of coverage changes

Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person’s lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

  Option 1 - Proceeds left with us to accumulate with interest
  Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out
  Option 2B - Equal monthly payments for a specified period of time
  Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years
  Option 4 - Equal monthly payments for life with no refund
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  Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven’t been paid out

You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in a fixed investment option will not be subject to the mortality and expense risk charge. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

Commencement of investment performance

Any premium payment processed prior to the twentieth day after the policy’s date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

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Transfers of existing account value

You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options, as described in the “Market timing and disruptive trading risks” section of this prospectus. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. Under our current rules, we impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

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Transfers out of the fixed investment option are currently subject to the following restrictions.

  You can only make such a transfer once in each policy year.
  Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.
  The most you can transfer at any one time is the greater of (i) $500, (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option.

If there is a default as described in the “Lapse and reinstatement” provision and a “grace period” is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Dollar cost averaging

This is a program of automatic monthly transfers out of the Money Market B investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. Any transfer made under this program will not count toward the annual transfer limit described under “Transfers of existing account value.” The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed. No fee is charged for this program.

Scheduled transfers under this option may be made from the Money Market B investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

Once we receive the election in form satisfactory to us at our Service Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market B investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

Surrender and partial withdrawals

Full surrender

You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy debt plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target Premium. This is called your “surrender value.” You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. The amount in each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months’ worth of monthly charges (see “Deductions from account value”). We also reserve the right to refuse any partial withdrawal that would cause the policy’s Total Sum Insured to fall below $500,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under either Option A or Option B (see “The death benefit”) and under the guaranteed minimum death benefit feature (see “Guaranteed minimum death benefit feature”). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under the guaranteed minimum death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A “Terminated ASI Withdrawal Amount” is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described under “Lapse and reinstatement.” The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

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Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. However, you can’t borrow from your policy during a “grace period” (see “Lapse and reinstatement”). The maximum amount you can borrow is 90% of your account value, less any existing indebtedness.

The minimum amount of each loan is $1,000. The interest charged on any loan is currently an effective annual rate of 5.00% in the first 20 policy years and 4.50% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

  The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.
  The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

Description of charges at the policy level

Deductions from premium payments

  Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.
  DAC tax charge - A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.
  Premium processing charge - A charge to help defray our administrative costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%
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  Sales charge - A charge to help defray our sales costs. The charge for premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. The “Target Premium” is determined at the time the policy is issued and will appear in the “Policy Specifications” section of the policy.

Deductions from account value

  Issue charge - A monthly charge to help defray our administrative costs. This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2¢ per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.
  Administrative charge - A monthly charge to help defray our administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3¢ per $1,000 of Total Sum Insured at issue (currently 1¢ per $1,000 of Total Sum Insured at issue deducted only during the first ten policy years). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.
  Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person‘s attained age increases. (An insured person’s “attained age” on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.
  M & E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to the fixed investment option. We guarantee that this charge will never exceed an effective annual rate of .90%. The effective annual rate will vary depending upon the Total Sum Insured at issue. The current charge levels are as follows: .625% for a Total Sum Insured of at least $500,000 but less than $5 million, .575% for a Total Sum Insured of at least $5 million but less than $15 million, and .525% for a Total Sum Insured of $15 million or more.
  Guaranteed minimum death benefit charge - A monthly charge beginning in the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1¢ per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3¢ per $1,000 of Basic Sum Insured at issue.
  Optional benefits charge - Monthly charges for optional insurance benefits added to the policy by means of a rider. The riders we currently offer are described under “Optional benefit riders you can add.”
  Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20.

Loan interest rate

The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.

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Additional information about how certain policy charges work

Sales expenses and related charges

The sales charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the administrative charge may also be recovered from such other sources.

Effect of premium payment pattern

You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to and including the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy’s 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions (see “Tax considerations”).

Method of deduction

We deduct the monthly charges described in the Fee Tables section from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

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We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, premium tax levels range from 0 - 3.5%. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the fund level

The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the prospectus for the underlying portfolio) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy’s account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. As of the date of this prospectus, only the policy split option rider is available.

  Policy Split Option - At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person’s 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Total Sum Insured at issue of $500,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 80. All insured persons must meet certain health and other insurance risk criteria called underwriting standards.

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum initial premium

The Minimum Initial Premium must be received by us at our Service Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is

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determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons’ risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied.

  The policy is delivered to and received by the applicant.
  The Minimum Initial Premium is received by us.
  Each insured person is living and still meets our criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.

  Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws
  Combining or removing investment options
  Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

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The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus, we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While either of the insured persons is alive, you will have a number of options under the policy. These options include those listed below.

  Determine when and how much you invest in the various investment options
  Borrow or withdraw amounts you have in the investment options
  Change the beneficiary who will receive the death benefit
  Change the amount of insurance
  Turn in (i.e., “surrender”) the policy for the full amount of its surrender value
  Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within the latest of the following periods:

  10 days after you receive it (this period may be longer in some states);
  10 days after mailing by John Hancock USA of the Notice of Withdrawal Right; or
  45 days after the date Part A of the application has been completed.

This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the John Hancock USA representative who delivered the policy to you.

In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock USA prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

Semi-annually we will send you a report containing the financial statements of each series fund, including a list of securities held in each fund.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

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When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to our Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. These requests include those listed below.

  loans
  surrenders or partial withdrawals
  change of death benefit option
  increase or decrease in Total Sum Insured
  change of beneficiary
  election of payment option for policy proceeds
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  tax withholding elections
  election of telephone transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and facsimile transactions” below).

  transfers of account value among investment options
  change of allocation among investment options for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of each of the insured persons. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-1571. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into

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agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of the target premium plus 8% of any excess premium paid in the first policy year, 10% of the target premium plus 5% of any excess premium paid in the second through fourth policy year, and 8% of the target and excess premium paid in policy years 5 through 10. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

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Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the

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policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

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The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) under a survivorship policy during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit. If the premiums paid to date at any point during the first seven years after the date of issue or the date of the most recent material change are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require retesting. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

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If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of John Hancock USA and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, and the financial statements of John Hancock Variable Life Account S at December 31, 2010, and for each of the two years in the period ended December 31, 2010, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP,

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independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

SERVICE OFFICE
Express Delivery	Mail Delivery
Specialty Products 197 Clarendon Street, C-6 Boston, MA 02117	Specialty Products P.O. Box 192 Boston, MA 02117-0192
Phone:	Fax:
1-800-521-1234	1-617-572-1571

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-7782  —  1933 Act File No. 333-164156

Statement of Additional Information

dated May 2, 2011

for interests in

John Hancock Variable Life Account S (“Registrant”)

Interests are made available under

VARIABLE ESTATE PROTECTION

a flexible premium variable universal survivorship life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(“John Hancock USA”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

Description of the Depositor

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account S, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account S (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

We are a stock life insurance company and are licensed in the District of Columbia and all states of the United States except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Variable Life Account S, a separate account initially established by John Hancock Variable Life Insurance Company under Massachusetts law. On December 31, 2009, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of John Hancock USA.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is 2 Avenue De Lafayette, LCC5N, Boston, Massachusetts, 02111.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, and the financial statements of John Hancock Variable Life Account S at December 31, 2010, and for each of the two years in the period ended December 31, 2010, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2010, 2009, and 2008 was $145,301,936, $152,873,991 and $224,191,519 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 135% of the target premium plus 8% of any excess premium paid in the first policy year, 10% of the target premium plus 5% of any excess premium paid in the second through fourth policy year, and 8% of the target and excess premium paid in policy years 5 through 10.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

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Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

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•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

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AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2010, 2009, and 2008

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2010 and 2009, and the related consolidated statements of operations, changes in shareholder’s equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2010 the Company changed their method of accounting and reporting for variable interest entities, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities, and in 2008 the Company changed their method of accounting and reporting for certain assets to a fair value measurement approach.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 30, 2011

F-1

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2010	2009

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2010—$60,956; 2009—$55,386)	$62,402	$55,581
Held-for-trading—at fair value (cost: 2010—$1,616; 2009—$1,231) (includes variable interest entity assets, at fair value, of $401 and $0 at December 31, 2010 and 2009, respectively)	1,627	1,208
Equity securities:
Available-for-sale—at fair value (cost: 2010—$486; 2009—$489)	588	558
Mortgage loans on real estate	13,343	12,623
Investment real estate, agriculture, and timber	3,610	3,084
Policy loans	5,050	4,949
Short-term investments	1,472	3,973
Other invested assets	3,883	3,417

Total Investments	91,975	85,393
Cash and cash equivalents (includes variable interest entity assets of $44 and $0 at December 31, 2010 and 2009, respectively)	2,772	4,915
Accrued investment income (includes variable interest entity assets of $6 and $0 at December 31, 2010 and 2009, respectively)	974	896
Goodwill	1,453	3,053
Value of business acquired	1,959	2,171
Deferred policy acquisition costs and deferred sales inducements	10,006	9,565
Amounts due from and held for affiliates	3,673	3,828
Intangible assets	1,285	1,294
Reinsurance recoverable	10,910	10,171
Derivative asset	2,975	2,142
Other assets	2,044	2,035
Separate account assets (includes variable interest entity assets of $116 and $106 at December 31, 2010 and 2009, respectively)	136,002	122,466

Total Assets	$266,028	$247,929

The accompanying notes are an integral part of these consolidated financial statements.

F-2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2010	2009

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$82,231	$78,478
Policyholders’ funds	8,308	9,125
Unearned revenue	2,600	2,615
Unpaid claims and claim expense reserves	1,292	1,303
Policyholder dividends payable	595	619
Amounts due to affiliates	2,290	3,714
Short-term debt	7	6
Long-term debt (includes variable interest entity liabilities of $351 and $0 at December 31, 2010 and 2009, respectively)	838	484
Consumer notes	966	1,205
Current income tax payable	21	232
Deferred income tax liability	2,765	1,755
Coinsurance funds withheld	4,871	4,359
Derivative liability (includes variable interest entity liabilities of $10 and $0 at December 31, 2010 and 2009, respectively)	3,404	2,629
Other liabilities (includes variable interest entity liabilities of $7 and $0 at December 31, 2010 and 2009, respectively)	3,737	3,363
Separate account liabilities (includes variable interest entity liabilities of $116 and $106 at December 31, 2010 and 2009, respectively	136,002	122,466

Total Liabilities	249,927	232,353

Commitments, Guarantees, Contingencies, and Legal Proceedings (Note 11)

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2010 and 2009)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 and 4,728,938 shares issued and outstanding at December 31, 2010 and 2009, respectively)	5	5
Additional paid-in capital	12,776	12,427
Retained earnings	1,907	2,822
Accumulated other comprehensive income	1,168	129

Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	15,856	15,383
Noncontrolling interests	245	193

Total Shareholder’s Equity	16,101	15,576

Total Liabilities and Shareholder’s Equity	$266,028	$247,929

The accompanying notes are an integral part of these consolidated financial statements.

F-3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2010	2009	2008

	(in millions)
Revenues
Premiums	$3,922	$3,946	$81
Fee income	3,759	3,561	3,427
Net investment income	4,567	4,346	4,441
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(178)	(754)	(1,767)
Portion of loss recognized in other comprehensive income	57	91	-

Net impairment losses recognized in earnings	(121)	(663)	(1,767)
Other net realized investment and other gains (losses)	502	(1,174)	1,544

Total net realized investment and other gains (losses)	381	(1,837)	(223)
Other revenue	26	46	62

Total revenues	12,655	10,062	7,788

Benefits and expenses
Benefits to policyholders	6,887	4,558	4,771
Policyholder dividends	846	918	939
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	1,211	(336)
Goodwill impairment	1,600	-	-
Other operating costs and expenses	3,225	3,071	3,064

Total benefits and expenses	13,310	9,758	8,438

(Loss) income before income taxes	(655)	304	(650)

Income tax expense (benefit)	222	(7)	(339)

Net (loss) income	(877)	311	(311)

Less: net income (loss) attributable to noncontrolling interests	36	(16)	16

Net (loss) income attributable to John Hancock Life Insurance Company (U.S.A.)	$(913)	$327	$(327)

The accompanying notes are an integral part of these consolidated financial statements.

F-4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2008	$5	$11,926	$3,046	$1,083	$16,060	$143	$16,203	4,829

Comprehensive (loss) income:
Net (loss) income			(327)		(327)	16	(311)
Other comprehensive loss, net of tax:
Net unrealized investment losses				(2,534)	(2,534)		(2,534)
Foreign currency translation adjustment				(23)	(23)		(23)
Pension and postretirement benefits:
Change in prior service cost				(1)	(1)		(1)
Change in net actuarial loss				(666)	(666)		(666)
Cash flow hedges				1,055	1,055		1,055

Comprehensive (loss) income					(2,496)	16	(2,480)

Adoption of ASC 825, fair value option for financial assets and financial liabilities			7		7		7
Adoption of ASC 715, accounting for endorsement split-dollar life insurance arrangements			(1)		(1)		(1)
Share-based payments		9			9		9
Contributions from noncontrolling interests						62	62
Distributions to noncontrolling interests						(38)	(38)
Capital contribution from Parent		477			477		477
Dividends paid to Parent			(960)		(960)		(960)

Balance at December 31, 2008	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2009	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829
Comprehensive income (loss):
Net income (loss)			327		327	(16)	311
Other comprehensive income, net of tax:
Net unrealized investment gains				2,916	2,916		2,916
Foreign currency translation adjustment				5	5		5
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				60	60		60
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(1,005)	(1,005)		(1,005)

Comprehensive income (loss)					2,303	(16)	2,287

Adoption of ASC 320, recognition of other-than-temporary impairments			730	(761)	(31)		(31)
Share-based payments		8			8		8
Contributions from noncontrolling interests						39	39
Distributions to noncontrolling interests						(13)	(13)
Capital contribution from Parent		7			7		7

Balance at December 31, 2009	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2010	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829
Comprehensive (loss) income:
Net (loss) income			(913)		(913)	36	(877)
Other comprehensive income, net of tax:
Net unrealized investment gains				776	776		776
Foreign currency translation adjustment				(53)	(53)		(53)
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				9	9		9
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(166)	(166)		(166)

Comprehensive (loss) income					(347)	36	(311)

Adoption of ASC 810, consolidation of variable interest entities			(2)		(2)	45	43
Share-based payments		12			12		12
Contributions from noncontrolling interests						23	23
Distributions to noncontrolling interests						(52)	(52)
Transfer of certain pension and postretirement benefit plans to Parent		(13)		473	460		460
Capital contribution from Parent		350			350		350

Balance at December 31, 2010	$5	$12,776	$1,907	$1,168	$15,856	$245	$16,101	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2010	2009	2008

	(in millions)
Cash flows from operating activities:
Net (loss) income	$(877)	$311	$(311)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	174	153	168
Net realized investment and other (gains) losses	(381)	1,837	223
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	1,211	(336)
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,240)	(1,642)	(2,009)
Goodwill impairment	1,600	-	-
Depreciation and amortization	132	134	129
Net cash flows from trading securities	73	(151)	46
(Increase) decrease in accrued investment income	(78)	17	12
Decrease (increase) in other assets and other liabilities, net	1,224	(885)	2,030
Increase (decrease) in policyholder liabilities and accruals, net	2,652	(143)	4,178
Increase in deferred income taxes	447	29	114

Net cash provided by operating activities	4,478	871	4,244

Cash flows from investing activities:
Sales of:
Fixed maturities	20,277	11,418	10,428
Equity securities	1,153	1,022	422
Mortgage loans on real estate	961	1,782	1,771
Investment real estate, agriculture, and timber	22	2	7
Other invested assets	377	71	884
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	2,149	2,101	2,318
Mortgage loans on real estate	383	330	285
Other invested assets	233	234	-
Purchases of:
Fixed maturities	(27,481)	(14,722)	(12,491)
Equity securities	(1,118)	(733)	(288)
Investment real estate, agriculture, and timber	(602)	(151)	(233)
Other invested assets	(1,031)	(578)	(1,056)
Mortgage loans on real estate issued	(2,117)	(2,467)	(2,627)
Issuance of notes receivable to affiliates	-	-	(755)
Net redemptions (purchases) of short-term investments	2,501	(303)	(944)
Other, net	(783)	705	692

Net cash used in investing activities	(5,076)	(1,289)	(1,587)

The accompanying notes are an integral part of these consolidated financial statements.

F-8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2010	2009	2008

	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	$350	$7	$477
Dividends paid to Parent	-	-	(500)
(Decrease) increase in amounts due to affiliates	(1,254)	1,425	(964)
Universal life and investment-type contract deposits	3,725	6,440	7,375
Universal life and investment-type contract maturities and withdrawals	(4,169)	(5,287)	(7,948)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	7	(1,486)	(1,918)
Excess tax benefits related to share-based payments	5	8	2
Repayments of consumer notes, net	(239)	(395)	(557)
Issuance of short-term debt	2	-	-
Repayments of short-term debt	(1)	-	-
Issuance of long-term debt	2	1	2
Repayments of long-term debt	(101)	-	(6)
Unearned revenue on financial reinsurance	112	(44)	1,592
Net reinsurance recoverable	(23)	(186)	(125)

Net cash (used in) provided by financing activities	(1,584)	483	(2,570)

Net (decrease) increase in cash and cash equivalents	(2,182)	65	87
Adoption of ASC 810, consolidation of variable interest entities	39	-	-
Cash and cash equivalents at beginning of year	4,915	4,850	4,763

Cash and cash equivalents at end of year	$2,772	$4,915	$4,850

Non-cash financing activities during the year:
Transfer of certain pension and postretirement benefit plans to Parent	$(13)	$-	$-
Dividend of note receivable to Parent	-	-	(460)

The accompanying notes are an integral part of these consolidated financial statements.

F-9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Holdings (Delaware) LLC (“JHHLLC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company’s separate account assets and to mutual funds and institutional customers. The Company is licensed in 49 states.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHHLLC, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC (“MHDLLC”), which was the parent company of MIC, merged with and into JHHLLC. As a result of the merger, MHDLLC ceased to exist, and the company’s property and obligations became the property and obligations of JHHLLC.

Basis of Presentation. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which was reflected in JHUSA’s audited consolidated financial statements for the years ended December 31, 2009 and 2008, as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 – Relationships with Variable Interest Entities.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts are included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

F-10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, and other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. Derivatives embedded in other financial instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities.

F-11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income, while the ineffective portion is recognized in net realized investment and other gains (losses). Gains and losses recorded in accumulated other comprehensive income are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Gains and losses on cash flow hedges recorded in accumulated other comprehensive income are reclassified immediately to income when the hedged item is sold or forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts recorded in accumulated other comprehensive income are reclassified to income in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. On April 28, 2004 (the “acquisition date”), MFC acquired JHFS and its subsidiaries, which was accounted for using the purchase method of accounting. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

F-12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value. For discussion regarding a goodwill impairment the Company recorded during 2010, see Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

Deferred Policy Acquisition Costs and Deferred Sales Inducements. DAC are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

F-13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 35% and 38% of the Company’s traditional life net insurance in-force at December 31, 2010 and 2009, respectively, and 77%, 81%, and 85% of the Company’s traditional life net insurance premiums for the years ended December 31, 2010, 2009, and 2008, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

For payout annuities in loss recognition, future policy benefits are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains (losses) associated with the underlying assets.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2010	2009

	(in millions)
Participating pension contracts	$1,799	$1,976
Funding agreements	1,010	1,753
Guaranteed investment contracts	823	948

Total liabilities for investment-type products	3,632	4,677
Individual and group annuities	2,225	2,124
Certain traditional life insurance policies and other	2,451	2,324

Total policyholders’ funds	$8,308	$9,125

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

F-14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by the Company’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 6 — Closed Blocks.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Share-Based Payments. The Company provides compensation to certain employees and directors in the form of stock options, deferred share units, restricted share units, and performance share units in MFC. The Company recognizes the costs resulting from share-based payment transactions with employees in its consolidated financial statements utilizing a fair value-based measurement method.

Share-based compensation costs are recognized over the applicable vesting period, except where the employee is eligible to retire prior to a vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The share-based payments are a legal obligation of MFC, but in accordance with U.S. GAAP, are recorded in the accounts of the Company in other operating costs and expenses.

The Company reports the benefits of tax deductions in excess of recognized compensation cost as a financing cash flow item.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

F-15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Adoption of Recent Accounting Pronouncements

Financing Receivables

Effective December 31, 2010, the Company adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2010-20, “Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses,” which amends FASB Accounting Standards Codification ™ (“ASC”) Topic 310, “Receivables.” ASU No. 2010-20 requires enhanced disclosures related to the allowance for credit losses and the credit quality of financing receivables, such as aging information and credit quality indicators. Most of the requirements are effective for the Company on December 31, 2010 with certain additional disclosures effective on December 31, 2011. Adoption of this guidance resulted in expanded disclosures related to the Company’s financing receivables, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Derivative Instruments and Hedging Activities

Effective July 1, 2010, the Company adopted ASU No. 2010-11, “Derivatives and Hedging- Scope Exception Related to Embedded Credit Derivatives,” which amends ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). ASU No. 2010-11 clarifies the scope exception for embedded credit derivative features related to the transfer of credit risk created by the subordination of one financial instrument to another. The amendments address how to determine which embedded credit derivative features, including those in collateralized debt obligations and synthetic collateralized debt obligations, are considered to be embedded derivatives that should not be analyzed for potential bifurcation and separate accounting at fair value. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” which is now incorporated into ASC 815. This guidance provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items. Adoption of this guidance resulted in expanded disclosures related to derivative instruments and hedging activities, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, “Consolidation – Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” which amends ASC Topic 810, “Consolidation” (“ASC 810”).

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control - now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

F-16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company also adopted ASU No. 2010-10, “Consolidation – Amendments for Certain Investment Funds,” which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of ASC 810 resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company’s Consolidated Balance Sheet at January 1, 2010 was an increase in assets of $518 million, an increase in liabilities of $475 million, an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51,” which is now incorporated into ASC 810. ASC 810 establishes accounting guidance for noncontrolling interests in a subsidiary and for deconsolidation of a subsidiary. Noncontrolling interests in subsidiaries are included as a separate component of shareholder’s equity on the Consolidated Balance Sheets, net income attributable to both the Company’s interest and the noncontrolling interests is presented separately on the Consolidated Statements of Operations, and any changes in the Company’s ownership of a subsidiary, which do not result in deconsolidation, would be accounted for as transactions in the Company’s own stock. Deconsolidation typically results in the recognition of a gain or loss, with any retained noncontrolling interest measured initially at fair value. This accounting guidance was applied prospectively, except for the presentation and disclosure requirements, which were applied retrospectively. Adoption of this guidance had no measurement impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2008, the Company adopted FASB Staff Position (“FSP”) No. FAS 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities,” which is now incorporated into ASC 810. This guidance requires enhanced disclosures about transfers of financial assets and interests in VIEs. While the Company is not involved in securitizing financial assets, it does have significant relationships with VIEs. Adoption of this guidance resulted in expanded disclosures related to VIEs, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Transfers of Financial Assets

Effective January 1, 2010, the Company adopted ASU No. 2009-16, “Accounting for Transfers of Financial Assets,” which amends ASC Topic 860, “Transfers and Servicing” (“ASC 860”). ASC 860 focuses on securitization activity, and these amendments affect the transferor’s derecognition principles for assets transferred. Amendments to ASC 860 eliminate the concept of qualifying special purpose entities, removing their previous exemption from consolidation accounting by transferors of financial assets to them. Further, ASC 860 does not permit derecognition accounting for transfers of portions of financial assets when the portions transferred do not meet the definition of a participating interest. ASC 860 strengthens the requirement that transferred assets be legally isolated from the transferor and all of its consolidated affiliates in order for the transfer to be accounted for as a sale. ASC 860 requires that retained interests in transferred assets be recognized at fair value instead of amounts based on relative fair value allocations of the previous carrying value of assets transferred.

These new requirements were applicable to transfers of financial assets occurring on or after January 1, 2010. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Fair Value Measurements

Effective January 1, 2010, the Company adopted ASU No. 2010-06, “Fair Value Measurements and Disclosures – Improving Disclosures about Fair Value Measurements,” which amends ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”). This guidance requires new disclosures about significant transfers between Level 1 and 2 measurement categories and clarifies existing fair value disclosures about the level of disaggregation and inputs and valuation techniques used to measure fair value. The guidance also requires separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which will be effective for the Company on January 1, 2011. Adoption of this guidance resulted in expanded disclosures related to fair value measurements, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

F-17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Effective December 31, 2009, the Company adopted ASU No. 2009-12, “Fair Value Measurements and Disclosures – Investment in Certain Entities That Calculate Net Asset per Share (or Its Equivalent).” This amendment to ASC 820 allows entities to use the net asset value of certain investments when determining fair value, provided certain criteria are met. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2009, the Company adopted ASU No. 2009-05, “Measuring Liabilities at Fair Value.” This amendment to ASC 820 simplifies, in certain instances, the assessment of fair value of a liability. This amendment, when applicable, allows the use of the fair value of the instrument associated with the liability when it is traded as an asset as a proxy for its fair value as a liability, given inherent difficulties in measuring the fair value of such liabilities directly. The fair value of the liability is not adjusted to reflect any restrictions on its transfer. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective April 1, 2009, the Company adopted FSP No. FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which is now incorporated into ASC 820. This accounting guidance carries forward and elaborates on previous fair value concepts. The fair value of an asset or liability continues to be the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date under then current market conditions. ASC 820 provides indicators of when a transaction is considered disorderly and elaborates on how to determine the fair value of a financial instrument if such conditions exist. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

In October 2008, the FASB issued FSP No. FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active,” which is now incorporated into ASC 820. This pronouncement provided additional guidance on determining fair values of illiquid securities. This guidance was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted FSP No. FAS 157-1, “Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13,” which is now incorporated into ASC 820. This guidance provides a scope exception for applying Statement of Financial Accounting Standards No. 157, “Fair Value Measurements (“SFAS No. 157”),” fair value methodologies to the evaluation criteria on lease classification or measurement. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted SFAS No. 157, which is now incorporated into ASC 820. This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements.

ASC 820 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. ASC 820 provides guidance on how to measure fair value when required under existing accounting standards. ASC 820 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, sorted into three levels (“Level 1, 2, and 3”) with the most observable input level being Level 1. The impact of changing valuation methods to comply with ASC 820 resulted in adjustments to actuarial liabilities, which were recorded as an increase in net income of $60 million, net of tax, on January 1, 2008.

Pension and Postretirement Benefit Plans

Effective December 31, 2009, the Company adopted FSP No. FAS 132(R)-1, “Employers’ Disclosures about Postretirement Benefit Plan Assets,” which is now incorporated into ASC Topic 715, “Compensation – Retirement Benefits” (“ASC 715”). This guidance requires enhanced disclosures of the assets of the Company’s pension and other postretirement benefit plans in

F-18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

the Company’s consolidated financial statements. ASC 715 requires a narrative description of investment policies and strategies for plan assets and discussion of long-term rate of return assumptions for plan assets. ASC 715 requires application of ASC 820 style disclosures to fair values of plan assets, including disclosure of fair values of plan assets sorted by asset category and valuation Levels 1, 2, and 3, with roll forward of Level 3 plan assets and discussion of valuation processes used. Adoption of this guidance resulted in expanded disclosures related to the Company’s pension and postretirement benefit plans, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted Emerging Issues Task Force (“EITF”) Issue No. 06-10, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Collateral Assignment Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers to recognize a liability for the postretirement benefit related to collateral assignment split-dollar life insurance arrangements. ASC 715 also requires employers to recognize and measure an asset based on the nature and substance of the collateral assignment split-dollar life insurance arrangement. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted EITF Issue No. 06-4, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers that enter into endorsement split-dollar life insurance arrangements that provide an employee with a postretirement benefit to recognize a liability for the future benefits promised based on the substantive agreement made with the employer. Whether the accrual is based on a death benefit or on the future cost of maintaining the insurance depends on what the employer has effectively agreed to provide during the employee’s retirement. The purchase of an endorsement-type life insurance policy does not qualify as a settlement of the liability. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

FASB Accounting Standards Codification

Effective July 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles – a Replacement of FASB Statement No. 162,” and ASU No. 2009-01, “Topic 105- Generally Accepted Accounting Principles amendments based on Statement of Financial Accounting Standards No. 168 – The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles.”

ASC Topic 105 establishes the FASB Accounting Standards Codification™ as the single source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities and to supersede all previous U.S. GAAP literature. Adoption of the ASC had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations, as it did not change U.S. GAAP principles.

Subsequent Events

Effective April 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 165, “Subsequent Events,” which is now incorporated into ASC Topic 855, “Subsequent Events.” This guidance was retroactively amended by the FASB in February 2010 by issuance of ASU No. 2010-09, “Subsequent Events,” which requires an entity which files or furnishes its financial statements with the U.S. Securities and Exchange Commission (“SEC”) to evaluate subsequent events through the date that its financial statements are issued. Adoption of this guidance resulted in expanded disclosures related to subsequent events, but had no impact on the Company’s Balance Sheets or Statements of Operations.

F-19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2, “Recognition and Presentation of Other-Than-Temporary Impairments,” which is now incorporated into ASC Topic 320, “Investments – Debt and Equity Securities” (“ASC 320”). This new guidance removes the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 – Investments.

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009, with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million, (3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million. Other balance sheet items were impacted as follows: value of business acquired decreased by $36 million, deferred policy acquisition costs and deferred sales inducements decreased by $11 million, deferred income tax liability decreased by $17 million, and future policy benefits increased by $1 million.

Investments

Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, “Amendments to the Impairment Guidance EITF Issue No. 99-20,” which is now incorporated into ASC Topic 325, “Investments – Other” (“ASC 325”). This guidance helps conform the impairment guidance in EITF Issue No. 99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets,” which is also now incorporated into ASC 325, to the impairment guidance of ASC 320. This impairment guidance applies to debt securities backed by securitized financial assets (“ABS”), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available-for-sale and most have fair values below their carrying values. ASC 325 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other-than-temporarily impaired. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Financial Instruments

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which is now incorporated into ASC Topic 825, “Financial Instruments” (“ASC 825”). The objective of this guidance is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. ASC 825 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable and can be applied on an instrument-by-instrument basis.

The Company elected to adopt ASC 825 for certain bonds classified as available-for-sale that support certain actuarial liabilities to participating policyholders. The book and market value for these bonds prior to this election were $1,307 million and $1,314 million, respectively. The amount of net unrealized gains reclassified from accumulated other comprehensive income on January 1, 2008 was $7 million. The actuarial liabilities in these products are recorded through earnings primarily based on fluctuations in the fair value of the underlying bonds. The bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2008. The adoption of ASC 825 resulted in an adjustment to retained earnings of $7 million as of January 1, 2008.

F-20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Future Adoption of Recent Accounting Pronouncements

Deferred Policy Acquisition Costs

In October 2010, the FASB issued ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts,” which amends ASC Topic 944, “Financial Services – Insurance” (“ASC 944”). ASU No. 2010-26 clarifies the costs that should be deferred when issuing and renewing insurance contracts and also specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized. All other acquisition-related costs should be expensed as incurred. This guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. ASU No. 2010-26 will be effective for the Company on January 1, 2012. The Company is currently evaluating the impact the adoption of this guidance will have on the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations.

Consolidated Financial Statements

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments,” which amends ASC 944. Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 will be effective for the Company on January 1, 2011. Adoption of this guidance will result in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities on January 1, 2011.

F-21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturities and equity securities are summarized below:

	December 31, 2010

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,259	$2,503	$563	$41,199	$(85)
Commercial mortgage-backed securities	4,211	156	120	4,247	-
Residential mortgage-backed securities	684	2	226	460	(31)
Collateralized debt obligations	246	-	110	136	-
Other asset-backed securities	970	68	9	1,029	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	8,176	55	390	7,841	-
Obligations of states and political subdivisions	4,079	60	112	4,027	-
Debt securities issued by foreign governments	1,399	139	7	1,531	-

Fixed maturities	59,024	2,983	1,537	60,470	(117)
Other fixed maturities (1)	1,932	-	-	1,932	-

Total fixed maturities available-for-sale	60,956	2,983	1,537	62,402	(117)

Equity securities available-for-sale	486	107	5	588	-

Total fixed maturities and equity securities available-for-sale	$61,442	$3,090	$1,542	$62,990	$(117)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income (“AOCI”), which were not included in earnings.

F-22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2009

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$41,667	$1,803	$965	$42,505	$(98)
Commercial mortgage-backed securities	4,643	69	238	4,474	(1)
Residential mortgage-backed securities	843	1	368	476	(8)
Collateralized debt obligations	291	-	156	135	(1)
Other asset-backed securities	1,238	41	37	1,242	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,945	40	17	1,968	-
Obligations of states and political subdivisions	1,533	11	53	1,491	-
Debt securities issued by foreign governments	1,214	98	34	1,278	-

Fixed maturities	53,374	2,063	1,868	53,569	(108)
Other fixed maturities (1)	2,012	-	-	2,012	-

Total fixed maturities available-for-sale	55,386	2,063	1,868	55,581	(108)

Equity securities available-for-sale	489	77	8	558	-

Total fixed maturities and equity securities available-for-sale	$55,875	$2,140	$1,876	$56,139	$(108)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in AOCI, which from the date of adoption of ASC 320 on April 1, 2009 were not included in earnings.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2010, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$2,255	$2,280
Due after one year through five years	10,788	11,237
Due after five years through ten years	11,148	11,813
Due after ten years	28,722	29,268

	52,913	54,598
Asset-backed and mortgage-backed securities	6,111	5,872

Total	$59,024	$60,470

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

F-23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to accumulated other comprehensive income on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

F-24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income:

Credit losses on available-for-sale fixed maturities:

(in millions)

Balance at January 1, 2010	$361

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	93
Credit losses for which an other-than-temporary impairment was previously recognized	10

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(65)

Balance at December 31, 2010	$399

Balance at January 1, 2009	$-

Additions:
Credit losses remaining in retained earnings related to adoption of new authoritative guidance on April 1, 2009	726
Credit losses for which an other-than-temporary impairment was not previously recognized	159
Credit losses for which an other-than-temporary impairment was previously recognized	15

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(539)

Balance at December 31, 2009	$361

F-25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity Securities and Equity Securities — By Investment Age

	Year ended December 31, 2010

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$4,729	$173	$3,345	$390	$8,074	$563
Commercial mortgage-backed securities	269	15	448	105	717	120
Residential mortgage-backed securities	-	-	409	226	409	226
Collateralized debt obligations	-	-	135	110	135	110
Other asset-backed securities	72	2	140	7	212	9
U.S. Treasury securities and obligations of U.S. government corporations and agencies	5,924	390	-	-	5,924	390
Obligations of states and political subdivisions	1,983	92	133	20	2,116	112
Debt securities issued by foreign governments	86	1	56	6	142	7

Total fixed maturities available-for-sale	13,063	673	4,666	864	17,729	1,537
Equity securities available-for-sale	70	3	28	2	98	5

Total	$13,133	$676	$4,694	$866	$17,827	$1,542

	Year ended December 31, 2009

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$6,358	$235	$6,167	$730	$12,525	$965
Commercial mortgage-backed securities	772	38	946	200	1,718	238
Residential mortgage-backed securities	194	147	275	221	469	368
Collateralized debt obligations	5	1	103	155	108	156
Other asset-backed securities	199	7	325	30	524	37
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,155	17	-	-	1,155	17
Obligations of states and political subdivisions	1,148	50	23	3	1,171	53
Debt securities issued by foreign governments	335	12	67	22	402	34

Total fixed maturities available-for-sale	10,166	507	7,906	1,361	18,072	1,868
Equity securities available-for-sale	40	3	58	5	98	8

Total	$10,206	$510	$7,964	$1,366	$18,170	$1,876

F-26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $464 million at December 31, 2010 from $606 million at December 31, 2009.

At December 31, 2010 and 2009, there were 1,138 and 1,545 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,537 million and $1,868 million, respectively, of which the single largest unrealized loss was $198 million and $24 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2010 and 2009, there were 88 and 141 equity securities with an aggregate gross unrealized loss of $5 million and $8 million, respectively, of which the single largest unrealized loss was $1 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $436 million were non-income producing for the year ended December 31, 2010. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2010.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held in 2010 and 2009, but there were no securities on loan and no collateral held as of December 31, 2010 and 2009. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

Assets on Deposit

As of December 31, 2010 and 2009, fixed maturity securities with a fair value of $34 million and $50 million, respectively, were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2010, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$1,789	East North Central	$1,296
Industrial	1,828	East South Central	211
Office buildings	3,756	Middle Atlantic	2,304
Retail	3,370	Mountain	898
Mixed use	174	New England	1,026
Agricultural	670	Pacific	3,492
Agri business	1,026	South Atlantic	2,523
Other	764	West North Central	514
		West South Central	910
		Canada/Other	203

Provision for losses	(34)	Provision for losses	(34)

Total	$13,343	Total	$13,343

F-27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge-offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2010	$ 42	$ 38	$ 5	$ 41	$ 34

Year ended December 31, 2009	29	36	-	23	42

Year ended December 31, 2008	17	15	-	3	29

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery.

Mortgage loans with a carrying value of $81 million were non-income producing for the year ended December 31, 2010. Mortgage loans with a carrying value of $81 million were on nonaccrual status at December 31, 2010. At December 31, 2010, mortgage loans with a carrying value of $4 million were delinquent by less than 90 days and $4 million were delinquent by 90 days or more.

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,

	2010	2009

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$115	$150
Allowance for credit losses	(34)	(42)

Net impaired mortgage loans on real estate	$81	$108

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,

	2010	2009	2008

	(in millions)

Average recorded investment in impaired loans	$130	$113	$60
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company develops an internal risk rating (“IRR”) by utilizing the Mortgage Risk Rating System. The IRR is a designated grade that measures the riskiness of expected loss. These ratings are updated on a quarterly basis.

F-28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The carrying value of mortgage loans by IRR was as follows:

	December 31,

	2010	2009

	(in millions)
AAA	$116	$93
AA	1,335	1,502
A	2,523	2,435
BBB	8,488	7,770
BB	570	527
B & Lower and Unrated	311	296

Total	$13,343	$12,623

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $128 million was non-income producing for the year ended December 31, 2010. Depreciation expense on investment real estate, agriculture, and timber was $63 million, $53 million, and $51 million in 2010, 2009, and 2008, respectively. Accumulated depreciation was $467 million and $413 million at December 31, 2010 and 2009, respectively.

Other Invested Assets

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. Equity method investments totaled $3,571 million and $3,059 million at December 31, 2010 and 2009, respectively. Net investment income (loss) on investments accounted for under the equity method totaled $199 million, $78 million, and $(4) million in 2010, 2009, and 2008, respectively. Total combined assets of such investments were $46,563 million and $34,412 million (consisting primarily of investments) and total combined liabilities were $14,546 million and $9,960 million (including $8,911 million and $6,539 million of debt) at December 31, 2010 and 2009, respectively. Total combined revenues and expenses of these investments in 2010 were $3,998 million and $4,895 million, respectively, resulting in $897 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Total combined revenues and expenses of these investments in 2008 were $3,071 million and $3,482 million, respectively, resulting in $411 million of total combined loss from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

F-29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other Losses

The following information summarizes the components of net investment income and net realized investment and other losses:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Net investment income
Fixed maturities	$3,273	$3,333	$3,286
Equity securities	9	31	56
Mortgage loans on real estate	766	739	714
Investment real estate, agriculture, and timber	171	146	155
Policy loans	326	332	322
Short-term investments	12	27	182
Equity method investments and other	279	15	(8)

Gross investment income	4,836	4,623	4,707

Less investment expenses	269	277	266

Net investment income (1)	$4,567	$4,346	$4,441

	Years ended December 31,

	2010	2009	2008

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$821	$(180)	$(1,577)
Equity securities	37	(59)	(129)
Mortgage loans on real estate	(62)	(83)	(23)
Derivatives and other invested assets	(332)	(1,366)	1,317
Amounts credited to participating contract holders	(83)	(149)	189

Net realized investment and other gains (losses) (1)	$381	$(1,837)	$(223)

(1)	Includes net investment income and net realized investment and other gains (losses) on assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 – Related Party Transactions for information on the associated MRBL reinsurance agreement.

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(18) million, $(107) million, and $216 million is included in net realized investment and other gains (losses) for the years ended December 31, 2010, 2009, and 2008, respectively.

For 2010, 2009, and 2008, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $106 million, $111 million, and $138 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $774 million, $363 million, and $352 million for the years ended December 31, 2010, 2009, and 2008, respectively, and gross losses were realized on the sale of available-for-sale securities of $194 million, $131 million, and $30 million for the years ended December 31, 2010, 2009, and 2008, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $115 million, $663 million, and $1,767 million for the years ended December 31, 2010, 2009, and 2008, respectively, were recognized in the Consolidated Statements of Operations.

F-30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The variable interest holder, if any, that has the power to direct the activities of the VIE that most significantly impact the entity’s economic performance and the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE is deemed to be the primary beneficiary and must consolidate the VIE. The Company’s analysis to determine whether it is the primary beneficiary of a VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary, and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,

	2010		2009

	Total Assets	Total Liabilities	Total Assets	Total Liabilities

	(in millions)
Collateralized debt obligations (1)	$451	$368	$-	$-
Timber funds (2)	116	116	106	106

Total	$567	$484	$106	$106

(1)	As discussed in Note 1, upon adoption of ASC 810 effective January 1, 2010, the Company consolidated certain asset-backed investment vehicles, commonly known as collateralized debt obligations (“CDOs”), which were previously reported in the unconsolidated VIE table below. The Company is considered to be the primary beneficiary of the CDOs as it provides investment management services, earns a fee for those services, and also holds investments in the entities. At December 31, 2010, these entities held total assets of $451 million, consisting of $401 million of securities classified by the Company as held-for-trading fixed maturities, $44 million of cash, and $6 million of accrued investment income. These entities held total liabilities of $368 million, consisting of $351 million of long-term debt, $10 million of derivative liabilities, and $7 million of other liabilities. See the table below for further discussion regarding CDOs.
(2)	The Company’s separate accounts are considered to be the primary beneficiary of certain timberland VIEs, as discussed further below. The Company consolidates the noncontrolling interests in these VIEs within separate account assets and separate account liabilities on the Consolidated Balance Sheets.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

F-31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

	December 31,

	2010

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$1,033	$-	$-
Real estate limited partnerships (4)	1,307	441	455
Timber funds (5)	1,748	106	143

Total	$4,088	$547	$598

	December 31,

	2009

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$1,431	$27	$27
Real estate limited partnerships (4)	1,166	466	522
Timber funds (5)	1,583	80	83

Total	$4,180	$573	$632

(1)	The Company’s investments in unconsolidated VIEs are included in available-for-sale fixed maturities and other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

F-32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

F-33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2010			December 31, 2009

		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$11,995	$433	$709	$14,922	$402	$752
	Foreign currency swaps	1,017	53	223	883	-	253

Cash flow hedges	Interest rate swaps	18,467	1,337	540	12,961	912	66
	Foreign currency swaps	1,861	29	189	629	4	122
	Foreign currency forwards	140	29	-	266	43	-
	Equity market contracts	20	1	1	38	8	-

Total Derivatives in Hedging Relationships		$33,500	$1,882	$1,662	$29,699	$1,369	$1,193

Non-Hedging Relationships
	Interest rate swaps	$38,111	$951	$915	$22,535	$526	$500
	Interest rate futures	1,598	-	-	407	-	-
	Foreign currency swaps	1,660	128	166	4,461	238	319
	Foreign currency forwards	134	4	-	115	-	1
	Foreign currency futures	1,100	-	-	278	-	-
	Equity market contracts	31	3	1	-	-	-
	Equity index futures	4,954	-	-	1,030	-	-
	Interest rate options	181	-	-	287	1	-
	Embedded derivatives – fixed maturities	-	-	-	86	-	2
	Embedded derivatives – reinsurance contracts	-	7	660	-	8	614
	Embedded derivatives – participating pension contracts (1)	-	-	98	-	-	71
	Embedded derivatives – benefit guarantees (1)	-	1,497	456	-	1,703	640

Total Derivatives in Non-Hedging Relationships		47,769	2,590	2,296	29,199	2,476	2,147

Total Derivatives (2)		$81,269	$4,472	$3,958	$58,898	$3,845	$3,340

F-34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative asset on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liability on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges in net realized investment and other gains (losses). For the years ended December 31, 2010, 2009, and 2008, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2010, the Company had no hedges of firm commitments.

The following table shows the investment gains (losses) recognized:

For the year ended December 31, 2010

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$(70)	$157	$87
	Fixed-rate liabilities	62	(64)	(2)
Foreign currency swaps	Fixed-rate assets	(73)	111	38

Total		$(81)	$204	$123

For the year ended December 31, 2009

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$470	$(348)	$122
	Fixed-rate liabilities	(310)	263	(47)
Foreign currency swaps	Fixed-rate assets	90	(83)	7

Total		$250	$(168)	$82

F-35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

For the year ended December 31, 2008

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$(657)	$684	$27
	Fixed-rate liabilities	220	(272)	(52)
Foreign currency swaps	Fixed-rate assets	(114)	92	(22)

Total		$(551)	$504	$(47)

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the years ended December 31, 2010 and 2009, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the years ended December 31, 2010 and 2009, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

The following table presents the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder’s Equity:

For the year ended December 31, 2010

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)

Interest rate swaps	Forecasted fixed-rate assets	$48	$(129)	$3
	Inflation indexed liabilities	(43)	-	-
Foreign currency swaps	Fixed-rate assets	(25)	-	-
	Floating rate assets	(4)	-	-
Foreign currency forwards	Forecasted expenses	(9)	-	-
	Foreign currency assets	(1)	-	-
Equity market contracts	Stock-based compensation	(3)	-	-

Total		$(37)	$(129)	$3

F-36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

For the year ended December 31, 2009

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$(23)	$-	$-
	Forecasted fixed-rate assets	(1,082)	(5)	(17)
	Inflation indexed liabilities	108	-	-
Foreign currency swaps	Fixed-rate assets	(35)	-	-
Foreign currency forwards	Forecasted expenses	28	-	-
Equity market contracts	Stock-based compensation	4	-	-

Total		$(1,000)	$(5)	$(17)

For the year ended December 31, 2008

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$37	$-	$-
	Forecasted fixed-rate assets	1,118	(31)	30
	Inflation indexed liabilities	(73)	-	-
Foreign currency swaps	Fixed-rate assets	5	-	-
Equity market contracts	Stock-based compensation	(1)	-	-

Total		$1,086	$(31)	$30

The Company anticipates that pre-tax net gains of approximately $41 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 36 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see Note 12 – Shareholder’s Equity.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

F-37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), U.S. Treasury futures, and foreign currency futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

Beginning in December 2010, the Company implemented a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

For the years ended December 31, 2010, 2009, and 2008, net losses of $709 million, net losses of $2,679 million, and net gains of $2,901 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts were recorded in net realized investment and other gains (losses).

For the years ended December 31,	2010	2009	2008

	(in millions)
Non-Hedging Relationships
Investment (losses) gains:
Interest rate swaps	$145	$(906)	$818
Interest rate futures	(56)	3	(28)
Interest rate options	(1)	4	-
Foreign currency swaps	(68)	(121)	31
Foreign currency forwards	22	18	(28)
Foreign currency futures	(18)	(24)	(2)
Embedded derivatives	(93)	(1,390)	1,944
Equity market contracts	12	30	(25)
Equity index futures	(652)	(293)	191

Total Investment (Losses) Gains from Derivatives in Non-Hedging Relationships	$(709)	$(2,679)	$2,901

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see Note 14 – Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

F-38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2010 and 2009, the Company had accepted collateral consisting of various securities with a fair value of $824 million and $861 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2010 and 2009, the Company pledged collateral of $690 million and $598 million, respectively, which is included in available-for-sale fixed maturities on the Consolidated Balance Sheets.

Note 5 — Income Taxes

Prior to 2010, the Company filed tax returns as part of two consolidated groups, MHDLLC and JHHLLC. MHDLLC included JHUSA and JHHLLC included JHLICO and JHVLICO. For the 2010 tax year, the Company is included in the consolidated federal income tax return of JHHLLC with the following affiliates and wholly-owned subsidiaries: MIC, Manulife Reinsurance Limited, Manulife Reinsurance (Bermuda) Limited, Manulife Service Corporation, John Hancock International Holdings, Inc., John Hancock Life Insurance Company of New York (“JHNY”), and John Hancock Subsidiaries LLC.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

(Loss) income before income taxes includes the following:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Domestic	$(669)	$290	$(670)
Foreign	14	14	20

(Loss) income before income taxes	$(655)	$304	$(650)

The components of income taxes were as follows:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Current taxes:
Federal	$(230)	$(45)	$(462)
Foreign	6	6	4
State	-	3	5

Total	(224)	(36)	(453)

Deferred taxes:
Federal	450	31	111
Foreign	(1)	(1)	2
State	(3)	(1)	1

Total	446	29	114

Total income tax expense (benefit)	$222	$(7)	$(339)

F-39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

	Years ended December 31,

	2010	2009	2008

	(in millions)

Tax at 35%	$(229)	$106	$(227)
Add (deduct):
Prior year taxes	47	14	26
Tax credits	(65)	(76)	(72)
Tax-exempt investment income	(119)	(76)	(92)
Lease income	(5)	63	3
Unrecognized tax benefits	34	(44)	15
Goodwill impairment	560	-	-
Other	(1)	6	8

Total income tax expense (benefit)	$222	$(7)	$(339)

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,

	2010	2009

	(in millions)
Deferred tax assets:
Policy reserves	$1,309	$1,339
Net operating loss carryforwards	725	384
Net capital loss carryforwards	108	74
Tax credits	732	670
Unearned revenue	907	915
Deferred compensation	48	212
Federal interest deficiency	381	307
Dividends payable to policyholders	135	144
Securities and other investments	805	1
Other	97	245

Total deferred tax assets	5,247	4,291

Deferred tax liabilities:
Unrealized investment gains on securities	653	493
Deferred policy acquisition costs	2,503	2,367
Intangibles	1,134	1,213
Premiums receivable	56	42
Deferred sales inducements	124	132
Deferred gains	638	628
Securities and other investments	2,648	1,091
Other	256	80

Total deferred tax liabilities	8,012	6,046

Net deferred tax liabilities	$2,765	$1,755

At December 31, 2010, the Company had $2,070 million of operating loss carryforwards, which will expire between 2022 and 2025, and $309 million of capital loss carryforwards, which will expire between 2013 and 2014. The Company believes that it will realize the full benefit of its deferred tax assets.

F-40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

The Company received an income tax refund of $31 million in 2010 and made income tax payments of $4 million and $13 million in 2009 and 2008, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1996.

For MHDLLC, the Internal Revenue Service (“IRS”) completed its examinations and the appeals process for years 1998 through 2003, and the Company received income tax refunds for these years in April 2009 totaling $44 million, including interest. The IRS completed its examination of this group’s income tax returns for the years 2004 and 2005 in July 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of this group’s income tax returns for years 2006 and 2007 in November 2009.

For JHHLLC, the IRS completed its examinations for years 1996 through 1998 in September 2003. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. In June 2008, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the 1996 through 1998 examinations, and in December 2008, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2009, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency.

The IRS completed its examinations of this group’s income tax returns for the years 1999 through 2001 in October 2006. In August 2009, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the examinations, and in December 2009, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2010, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency.

The IRS completed its examination of this group’s income tax returns for the years 2002 through 2004 in August 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS examination for years 2005 and 2006 commenced in January 2010.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31

	2010	2009

	(in millions)
Beginning balance	$2,161	$1,869
Additions based on tax positions related to the current year	202	182
Additions for tax positions of prior years	177	349
Reductions for tax positions of prior years	(144)	(239)

Ending balance	$2,396	$2,161

Included in the balances as of December 31, 2010 and 2009, respectively, are $338 million and $356 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balances as of December 31, 2010 and 2009, respectively, are $2,058 million and $1,805 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate, but would accelerate the payment of taxes to an earlier period.

An estimate of the change in unrecognized tax benefits attributable to deductions for dividends received cannot be made at this time because there is no specific information available with respect to either the position that will be taken by the U.S. Treasury Department or the effective dates of the anticipated regulations.

F-41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2010, 2009, and 2008, the Company recognized approximately $166 million, $224 million, and $195 million in interest expense, respectively. The Company had approximately $1,044 million and $878 million accrued for interest as of December 31, 2010 and 2009, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2010, 2009, and 2008.

Note 6 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. Actual experience within the JHLICO closed block, in particular realized and unrealized losses, resulted in a reduction of the remaining policyholder dividend obligation to zero during the year ended December 31, 2008. The policyholder dividend obligation for the JHUSA closed block remains zero at December 31, 2010 and 2009.

F-42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2010	2009

	(in millions)
Liabilities
Future policy benefits	$8,443	$8,632
Policyholders’ funds	78	79
Policyholder dividends payable	184	202
Other closed block liabilities	587	526

Total closed block liabilities	$9,292	$9,439

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2010—$2,898; 2009—$3,084)	$3,094	$3,179
Mortgage loans on real estate	643	652
Investment real estate	655	656
Policy loans	1,550	1,619
Other invested assets	5	3

Total investments	5,947	6,109

Cash borrowings and cash equivalents	(168)	(244)
Accrued investment income	104	117
Amounts due from and held for affiliates	1,830	1,779
Other closed block assets	642	667

Total assets designated to the closed block	$8,355	$8,428

Excess of closed block liabilities over assets designated to the closed block	$937	$1,011
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $199 million and $142 million, respectively	370	264
Adjustment for deferred policy acquisition costs, net of deferred income tax benefit of $64 million and $46 million, respectively	(119)	(85)
Foreign currency translation adjustment	(85)	(67)

Total amounts included in accumulated other comprehensive income	166	112

Maximum future earnings to be recognized from closed block assets and liabilities	$1,103	$1,123

F-43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2010	2009	2008

	(in millions)
Revenues
Premiums	$597	$624	$647
Net investment income	415	455	473
Net realized investment and other gains (losses)	97	(35)	(9)

Total revenues	1,109	1,044	1,111

Benefits and Expenses
Benefits to policyholders	713	734	782
Policyholder dividends	367	392	411
Amortization of deferred policy acquisition costs	(28)	(76)	(218)
Other closed block operating costs and expenses	26	24	25

Total benefits and expenses	1,078	1,074	1,000

Revenues, net of benefits and expenses before income taxes	31	(30)	111
Income tax expense (benefit)	11	(11)	39

Revenues, net of benefits and expenses and income taxes	$20	$(19)	$72

Maximum future earnings from closed block assets and liabilities:

	Years ended December 31,
	2010	2009

	(in millions)
Beginning of period	$1,123	$1,127
Revenues, net of benefits and expenses and income taxes	(20)	19
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(23)

End of period	$1,103	$1,123

F-44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2010	2009

	(in millions)
Liabilities
Future policy benefits	$10,798	$10,916
Policyholders’ funds	1,501	1,511
Policyholder dividends payable	401	407
Other closed block liabilities	116	118

Total closed block liabilities	$12,816	$12,952

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2010—$6,530; 2009—$6,378)	$6,766	$6,456
Equity securities:
Available-for-sale—at fair value (cost: 2010—$9; 2009—$7)	12	8
Mortgage loans on real estate	2,105	1,928
Policy loans	1,500	1,533
Other invested assets	121	153

Total investments	10,504	10,078

Cash borrowings, cash, and cash equivalents	(38)	299
Accrued investment income	141	134
Other closed block assets	92	165

Total assets designated to the closed block	$10,699	$10,676

Excess of closed block liabilities over assets designated to the closed block	$2,117	$2,276
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $98 million and $28 million, respectively	183	53

Maximum future earnings to be recognized from closed block assets and liabilities	$2,300	$2,329

F-45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2010	2009	2008

	(in millions)
Revenues
Premiums	$621	$648	$699
Net investment income	585	588	581
Net realized investment and other gains (losses)	18	(12)	(118)

Total revenues	1,224	1,224	1,162

Benefits and Expenses
Benefits to policyholders	733	761	794
Policyholder dividends	439	461	478
Change in the policyholder dividend obligation	-	-	(62)
Other closed block operating costs and expenses	11	3	2

Total benefits and expenses	1,183	1,225	1,212

Revenues, net of benefits and expenses before income taxes	41	(1)	(50)
Income tax expense (benefit)	12	(2)	(17)

Revenues, net of benefits and expenses and income taxes	$29	$1	$(33)

Maximum future earnings from closed block assets and liabilities:

	Years ended December 31,
	2010	2009

	(in millions)
Beginning of period	$2,329	$2,372
Revenues, net of benefits and expenses and income taxes	(29)	(1)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(42)

End of period	$2,300	$2,329

F-46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2010	2009

	(in millions)
Short-term debt:
Current maturities of long-term debt	$7	$6

Long-term debt:
Surplus notes, 7.38% maturing in 2024 (1)	489	491
Variable rate notes payable, interest ranging from LIBOR plus 0.45% to LIBOR plus 3.15% due in varying amounts to 2019 (2)	222	-
Fixed rate notes payable, interest ranging from 6.1% to 13.84% due in varying amounts to 2016 (2)	149	15
Fair value adjustments related to interest rate swaps (1)	(15)	(16)

	845	490
Less current maturities of long-term debt	(7)	(6)

Total long-term debt	$838	$484

Consumer notes:
Notes payable, interest ranging from 0.83% to 6.25% due in varying amounts to 2036	$966	$1,205

(1)	As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. Under ASC 815, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.
(2)	As a result of the adoption of ASC 810 effective January 1, 2010, long-term debt at December 31, 2010 includes $222 million of variable rate notes and $129 million of fixed rate notes related to consolidated variable interest entities. For further information regarding the adoption of ASC 810, see Note 1 – Summary of Significant Accounting Policies.

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2011—$7 million; 2012—$162 million; 2013—$0 million; 2014—$35 million; 2015—$12 million; and thereafter—$629 million.

Interest expense on debt, included in other operating costs and expenses, was $47 million, $34 million, and $34 million in 2010, 2009, and 2008, respectively. Interest paid on debt was $47 million, $34 million, and $34 million in 2010, 2009, and 2008, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”).

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2011—$155 million; 2012—$109 million; 2013—$55 million; 2014—$233 million; 2015—$146 million; and thereafter—$268 million.

F-47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Debt and Line of Credit - (continued)

Interest expense on consumer notes, included in other operating costs and expenses, was $48 million, $47 million, and $104 million in 2010, 2009, and 2008, respectively. Interest paid amounted to $48 million, $50 million, and $104 million in 2010, 2009, and 2008, respectively.

Line of Credit

At December 31, 2010, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2010. At December 31, 2010, the Company had no outstanding borrowings under the agreement.

At December 31, 2010, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2014. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2010. At December 31, 2010, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Note 8 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. Under the terms of the agreement, the Company recorded a reduction of $3,640 million in premiums in the Consolidated Statements of Operations and recorded a modified coinsurance reserve adjustment of $3,640 million, which reduced benefits to policyholders in the Consolidated Statements of Operations for the year ended December 31, 2008.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis where the related financial assets remain invested at the Company and a modified coinsurance agreement. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance amounts withheld from JHRECO of $4,784 million and $4,147 million at December 31, 2010 and 2009, respectively, on the Company’s Consolidated Balance Sheets and recorded a reinsurance recoverable from JHRECO of $5,414 million and $4,749 million at December 31, 2010 and 2009, respectively, which was included with reinsurance recoverable on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $625 million, $644 million, and $656 million during the years ended December 31, 2010, 2009, and 2008, respectively. Claims incurred ceded to JHRECO were $652 million, $603 million, and $538 million during the years ended December 31, 2010, 2009, and 2008, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Under the terms of the agreement, the Company received initial consideration of $1,495 million, which was classified as unearned revenue. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was due to the Company on December 31, 2009, which was paid by MRBL on March 31, 2010. The Company recorded this amount as a receivable as of December 31, 2009. As a result of the amendment,

F-48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

the unearned revenue of $250 million as of September 30, 2009 was included with the balance of unearned revenue related to the initial consideration. These amounts are being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,563 million and $1,705 million as of December 31, 2010 and 2009, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. As of November 15, 2010, the agreement was amended to update the calculation of investment income. As of December 31, 2010 and 2009, respectively, the Company reported a reinsurance recoverable for ceded reserves and cost of reinsurance of $1,595 million and $1,681 million and a liability for coinsurance funds withheld of $72 million and $194 million on the Consolidated Balance Sheets. As of December 31, 2010, the Company reported a reinsurance settlement receivable from MRBL of $180 million, which was included with amounts due from and held for affiliates, and as of December 31, 2009, the Company reported a reinsurance settlement payable to MRBL of $261 million, which was included with amounts due to affiliates on the Consolidated Balance Sheets. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2010 and 2009 were $2,394 million and $2,290 million, respectively, and are accounted for as fixed maturities available-for-sale.

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $372 million, $394 million, and $374 million for the years ended December 31, 2010, 2009, and 2008, respectively. As of December 31, 2010 and 2009, the Company had amounts receivable from MFC and MLI of $1 million and amounts payable to MFC and MLI of $10 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

F-49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

Debt Transactions

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $110 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”) (formerly John Hancock Financial Holdings (Delaware), Inc.). The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $8 million, $8 million, and $2 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $295 million from JHIA. The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $21 million, $21 million, and $5 million for the years ended December 31, 2010, 2009, and 2008, respectively.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the “Original Note”). Interest on the Original Note accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 15, June 15, September 15, and December 15 and payable semi-annually on June 15 and December 15 of each year until December 15, 2011, and thereafter at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforesaid until payment in full. On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrues at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and September 15 of each year until payment in full. Pursuant to the merger of MHDLLC into JHHLLC, as discussed in Note 1, MHDLLC ceased to exist, and the loan was transferred to JHHLLC effective December 31, 2009. Interest expense was $1 million, $2 million, and $5 million for the years ended December 31, 2010, 2009, and 2008, respectively.

The issuance of the above surplus notes by the Company was approved by the Commissioner, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes were included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 50 basis points. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and the loan was transferred to MIC effective December 31, 2009. Interest income was $3 million, $4 million, and $3 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDLLC. The note was repaid on September 30, 2008. Interest was calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points. Interest expense was $13 million for the year ended December 31, 2008.

Capital Stock Transactions

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

On September 30, 2008, the Company issued two shares of common stock to MIC for $477 million in cash.

Other

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans. For additional information on the transfer, see Note 10 — Pension and Other Postretirement Benefit Plans.

On December 10, 2008, the Company issued a dividend in-kind of $460 million to JHFS as repayment on an outstanding loan.

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract

F-50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

deposits from affiliates of the Company. At December 31, 2010 and 2009, the Company managed approximately $7,233 million and $6,098 million of deposits from affiliates, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2010	2009

	(in millions)
The Manufacturers Investment Corporation	$48	$84
John Hancock Holdings (Delaware) LLC	102	40
Manulife Reinsurance Limited	22	197
Manulife Reinsurance (Bermuda) Limited	281	949
Manulife Hungary Holdings KFT	51	62
John Hancock Life Insurance Company of Vermont	25	52
John Hancock Reassurance Company Limited	20	482
John Hancock Insurance Agency, Inc.	69	6

Total	$618	$1,872

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company’s new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. Pursuant to the merger of JHLICO into JHUSA, as discussed in Note 1, those SignatureNotes became obligations of the Company. MFC continues to guarantee the SignatureNotes originally issued by JHLICO. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

F-51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

	December 31,
	2010	2009	2008

	(in millions)

Direct	$5,897	$5,680	$5,677

Assumed	1,198	1,384	1,221

Ceded	(3,173)	(3,118)	(6,817)

Net life, health, and annuity premiums earned	$3,922	$3,946	$81

For the years ended December 31, 2010, 2009, and 2008, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $4,433 million, $3,442 million, and $2,964 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 10 — Pension and Other Postretirement Benefit Plans

Prior to December 31, 2010, the Company accounted for its share of the qualified defined benefit plan, the non-qualified defined benefit plan, and the employee welfare plan as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC, the Company’s immediate parent, along with the associated net liabilities. The impact of the transfer on the Company’s December 31, 2010 Consolidated Balance Sheet was a decrease in total liabilities of $460 million, a decrease in additional paid-in capital of $13 million, and an increase in accumulated other comprehensive income of $473 million, net of tax.

As of the transfer date, the assets and liabilities of these plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the plans and will recognize its required contributions as net periodic benefit cost in its consolidated financial statements.

Prior to December 31, 2010, the Company sponsored a funded qualified defined benefit plan (the ‘Plan”) that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company’s funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010, 2009, and 2008, no contributions were made to the qualified plan.

F-52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Prior to December 31, 2010, the Company also sponsored an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

Prior to December 31, 2010, the Company’s funding policy for its non-qualified defined benefit plan was to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $31 million, $34 million, and $33 million in 2010, 2009, and 2008, respectively.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from JHFS to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The welfare plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company’s policy was to fund its other postretirement benefits in amounts at or below the annual tax qualified limits. The contribution for the other postretirement benefits was $48 million, $54 million, and $59 million in 2010, 2009, and 2008, respectively.

The Company participates in a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $8 million in 2010 and $7 million in both 2009 and 2008. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from JHFS to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. The expense for the defined contribution plans was $18 million, $19 million, and $19 million in 2010, 2009, and 2008, respectively.

The Company uses a December 31 measurement date to account for its pension and other postretirement benefit plans.

F-53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Obligations and Funded Status of Defined Benefit Plans

The amounts disclosed below represent the Company’s share of the pension and other postretirement benefit plans described above:

	Years ended December 31,
	Pension Benefits		Other Postretirement Benefits

	2010	2009	2010	2009

		(in millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$2,354	$2,237	$548	$573
Service cost	32	30	1	1
Interest cost	124	128	28	33
Participant contributions	-	-	4	5
Actuarial loss (gain)	132	132	4	(8)
Retiree drug subsidy	-	-	3	3
Benefits paid	(175)	(173)	(52)	(59)
Transfer of certain pension and postretirement benefit plans to Parent	(2,467)	-	(536)	-

Benefit obligation at end of year	$-	$2,354	$-	$548

Change in plan assets:
Fair value of plan assets at beginning of year	$1,843	$1,628	$306	$245
Actual return on plan assets	281	354	40	61
Employer contributions	32	34	48	54
Participant contributions	-	-	4	5
Benefits paid	(175)	(173)	(52)	(59)
Transfer of certain pension and postretirement benefit plans to Parent	(1,981)	-	(346)	-

Fair value of plan assets at end of year	$-	$1,843	$-	$306

Funded status at end of year	$-	$(511)	$-	$(242)

Amounts recognized on Consolidated Balance Sheets:
Assets	$-	$-	$-	$-
Liabilities	-	(511)	-	(242)

Net amount recognized	$-	$(511)	$-	$(242)

Amounts recognized in accumulated other comprehensive income:
Prior service cost	$(26)	$(29)	$-	$-
Net actuarial loss	735	739	19	29
Transfer of certain pension and postretirement benefit plans to Parent	(709)	-	(19)	-

Total	$-	$710	$-	$29

The accumulated benefit obligation for all defined benefit plans was $0 million and $2,329 million at December 31, 2010 and 2009, respectively.

The following table provides information for pension plans with accumulated benefit obligations in excess of plan assets:

	December 31,
	2010	2009

	(in millions)
Accumulated benefit obligation	$-	$2,329
Projected benefit obligation	-	2,354
Fair value of plan assets	-	1,843

F-54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Components of Net Periodic Benefit Cost

	Years ended December 31,
	Pension Benefits			Other Postretirement Benefits

	2010	2009	2008	2010	2009	2008

	(in millions)
Service cost	$32	$30	$ 30	$1	$1	$1
Interest cost	124	128	129	28	33	34
Expected return on plan assets	(161)	(175)	(181)	(26)	(26)	(26)
Amortization of prior service cost	(3)	(3)	(3)	-	-	-
Recognized actuarial loss	15	4	5	-	-	-

Net periodic benefit cost (income)	$7	$(16)	$ (20)	$3	$8	$9

Assumptions

Weighted–average assumptions used to determine benefit obligations were as follows:

	Years ended December 31,
	Pension Benefits		Other Postretirement Benefits

	2010	2009	2010	2009

Discount rate	N/A	5.50%	N/A	5.50%
Rate of compensation increase	N/A	4.35%	N/A	N/A
Health care cost trend rate for following year			N/A	8.50%
Ultimate trend rate			N/A	5.00%
Year ultimate rate reached			N/A	2028

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

	Years ended December 31,
	Pension Benefits			Other Postretirement Benefits

	2010	2009	2008	2010	2009	2008

Discount rate	5.50%	6.00%	6.00%	5.50%	6.00%	6.00%
Expected long-term return on plan assets	7.75%	8.00%	8.00%	7.75%	8.00%	8.00%
Rate of compensation increase	4.35%	4.10%	5.10%	N/A	N/A	N/A
Health care cost trend rate for following year				8.50%	8.50%	9.00%
Ultimate trend rate				5.00%	5.00%	5.00%
Year ultimate rate reached				2028	2016	2016

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

F-55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Assumed health care cost trend rates have a significant effect on the amounts reported for the postretirement healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point Increase	One-Percentage Point Decrease

	(in millions)
Effect on total service and interest costs in 2010	$1	$(1)
Effect on postretirement benefit obligation as of December 31, 2010	N/A	N/A

Plan Assets

The Company’s overall investment strategy was to achieve a mix of approximately 94% of investments for long-term growth and 6% for near-term benefit payments, with a wide diversification of asset types, fund strategies, and fund managers.

The target allocations for plan assets are 52% equity securities, 35% fixed income securities, and 13% to all other types of investments. Equity securities primarily include investments in large-cap, mid-cap, and small-cap companies primarily located in the United States. Fixed income securities include corporate bonds of companies from a diverse range of industries, mortgage-backed securities, and U.S. Treasuries. Other types of investments include investments in private equity funds and timber and agriculture investments that follow several different strategies.

Pension plan assets of $0 million and $702 million at December 31, 2010 and 2009, respectively, were investments managed by related parties. Welfare plan assets of $0 million and $185 million at December 31, 2010 and 2009, respectively, were investments in related parties.

The plans did not own any of the Company’s or MFC’s common stock at December 31, 2010 and 2009.

Fair Value Measurements

Following ASC 820 guidance, the Company categorizes its fair value measurements of pension and other postretirement benefit plan assets according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the plans’ valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. For additional information regarding the valuation hierarchy and the Company’s determination of fair value, see Note 14 – Fair Value of Financial Instruments.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments. Cash and cash equivalents are included in Level 1.

Domestic equity – Includes investments in separate accounts and common/collective trusts. Separate account fair values are determined by the fair value of the underlying assets. Underlying domestic equity assets are valued based on observable quoted prices in active markets, and these separate account investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

International equity – Includes investments in mutual funds and common/collective trusts. Mutual fund fair values are determined based upon observable net asset values (“NAV”), and these investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

F-56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Domestic fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying domestic fixed-income investments are valued based on observable quoted prices in active and inactive markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

International fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying international fixed-income investments are valued based on observable quoted prices in active markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

Private equity – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Private equity investments are included in Level 3.

Timber/Agriculture – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Timber/agriculture investments are included in Level 3.

401(h) account net assets – Fair values are determined based upon the fair values of the investments held in the Plan, as described above. The 401(h) account net assets are included in Level 1, Level 2, or Level 3.

The fair value of the Company’s pension plan assets at December 31, 2009, by asset category is as follows:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$26	$26	$-	$-
Equity
Domestic	783	331	452	-
International	268	108	160	-
Fixed income
Domestic (a)	437	142	215	80
International (b)	121	80	41	-
Other types of investments
Private equity (c)	129	-	-	129
Timber / agriculture (d)	79	-	-	79

Total assets at fair value	$1,843	$687	$868	$288

(a)	This category consists of approximately 40% corporate bonds from U.S. issuers in diverse industries, 18% invested in the general account of the Company, 13% mortgage-backed securities, 13% U.S. Treasuries and other government debt, 9% cash and other domestic fixed income investments, and 7% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.

F-57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The changes in Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2009 are summarized as follows:

	Domestic Fixed Income	Private Equity	Timber / Agriculture

	(in millions)
Balance at January 1, 2009	$73	$150	$72
Actual return on plan assets:
Relating to assets still held at the reporting date	18	(19)	6
Relating to assets sold during the period	-	5	2
Purchases, sales, and settlements (net)	(11)	(7)	(1)
Transfers into and/or out of Level 3	-	-	-

Balance at December 31, 2009	$80	$129	$79

The fair value of the Company’s other postretirement benefit plan assets at December 31, 2009, by asset category is as follows:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$23	$23	$-	$-
Equity
Domestic	129	14	115	-
International	22	11	11	-
Fixed income
Domestic (a)	124	24	98	2
International (b)	3	2	1	-
Other types of investments
Private equity (c)	3	-	-	3
Timber / agriculture (d)	2	-	-	2

Total assets at fair value	$306	$74	$225	$7

(a)	This category consists of approximately 44% corporate bonds from U.S. issuers in diverse industries, 27% mortgage-backed securities, 17% U.S. Treasuries and other government debt, 6% cash and other domestic fixed income investments, 4% sovereign debt, and 2% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.

The fair value of Level 3 assets measured on a recurring basis at December 31, 2009 was $7 million.

F-58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Risk Management Practices and Investment Goals

Investment allocation decisions for plan assets were made in accordance with the criteria and limitations set forth in the most recent Statement of Investment Policies and Procedures (the “Statement”), as amended and restated effective November 17, 2009. The Company relies on the Statement to set forth guidelines for adopting and maintaining certain funding policies in accordance with the provisions of ERISA and to ensure that the Plan maintains sufficient amounts to meet the obligations of the Plan as they come due.

The Company’s board of directors had delegated the fiduciary oversight responsibility of the Plan to the U.S. Benefits Committee (the “Committee”), which in turn, established and actively monitors specialized subcommittees to ensure continued prudent and effective management of the Plan. One such subcommittee, the Investment Committee, is responsible for diversification of plan assets to achieve a suitable combination of investment risk and rate of return for the exclusive benefit of plan participants and beneficiaries. In order to satisfy the Plan’s ongoing obligations and minimize the likelihood of a significant deterioration in the Plan’s funded status resulting from capital market activity, the Investment Committee retained an Investment Advisor, John Hancock Investment Management Services LLC, a subsidiary of the Company, to assist in the overall strategic investment direction of the fund.

Investment Policies and Strategies

The overall investment policies and strategies of the Plan were based on the guiding principle of diversification. Plan investments were allocated primarily between the major asset classes of fixed income and equity, with a relatively smaller proportion of investments in alternative asset classes. These investments fall into two broad categories within the context of the current asset allocation policy.

Liability-Hedging Assets – These assets consist primarily of fixed income investments, such as bonds, that generally have characteristics similar to pension liabilities, including predictable cash flows and comparable durations. In addition to capital preservation, the payment streams provided by liability-hedging assets are used to satisfy plan obligations as they become due.

Return-Seeking Assets – All non-fixed income investments, such as equities and certain alternative asset classes, fall into this category. In pursuing these investments, the Plan seeks to experience higher returns from appreciation in asset values. Historically, the long-term rate of return on equities has been higher than most investment grade fixed income securities. The increased yield comes at the expense of increased volatility and unpredictability in cash flows.

Permitted and Prohibited Investments

Plan investments were permitted to be made either directly, through pooled or mutual funds, or through insurance contracts, and both active and passive strategies have been used. In order to fulfill its fiduciary responsibility and to ensure that plan assets are invested prudently, the Committee has compiled a list of prohibited investments, as well as placed constraints on certain permitted investments. Moreover, the Plan was not permitted to borrow funds to acquire securities or otherwise deal in margin trading. Additional restrictions and constraints, by asset class, are outlined below.

Fixed Income

The Plan’s fixed income exposure was achieved through investments in separate accounts or mutual funds. For securities held in separate accounts, the combined market value of any individual investments, as a percentage of the aggregate market value of all fixed income investments, was not to exceed the maximum quality limits outlined below. Each mutual fund investment was governed by its own prospectus, and therefore not subject to these quality limits.

Investment Rating	Maximum Limit

AAA	100%
AA	90%
A	75%
BBB & Lower	50%
BB & Lower	8%

F-59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Equities

The Plan’s domestic and international equity investments were required to be fully diversified across sectors and countries at all times. In addition, the Plan was prohibited from acquiring more than 7.5% of the outstanding securities of any one company. The Plan was also prohibited from holding greater than 10% of its assets in the form of MFC stock.

Derivatives, Options, and Futures

The use of derivatives was permitted for the purpose of hedging investment risks, including market, interest rate, credit, liquidity, and currency risks. Derivatives may also have been used to replicate direct investments, in instances where the Plan would benefit from lower costs or transactional ease. Conversely, the use of derivatives to create leverage for speculative purposes was prohibited. The Plan was also required to hold cash and cash equivalents equal to the underlying market exposure of derivatives, net of margin funds. The Plan was permitted to invest in options and futures on any securities that were not specifically prohibited by the Statement, but it was prohibited from selling derivatives on securities it did not own.

Investments in Other Assets

Pursuant to the asset allocation policy, the Plan was permitted to make investments in alternative asset classes. The Plan was permitted to invest in private equity, power and infrastructure equity, timber and agricultural investments, but hedge funds were prohibited. The Investment Committee was required to approve any proposed investments in other assets that were not specifically permitted above.

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,824 million and $130 million, respectively, at December 31, 2010. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2011.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $24 million, $26 million, and $22 million for the years ended December 31, 2010, 2009, and 2008, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non- cancelable Operating Leases	Sub-lease Income

	(in millions)
2011	$48	$17
2012	42	17
2013	39	17
2014	29	14
2015	13	3
Thereafter	410	-

Total	$581	$68

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2010.

F-60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2010 and 2009, the Company increased this provision by $94 million and $186 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, the maximum after tax exposure including interest would be an additional estimated $218 million at December 31, 2010.

The Company owns an 80% interest in Phipps Tower Associates LLC, a limited liability company formed for the purpose of development, construction, leasing, and operation of Phipps Tower, an office building located in Atlanta, Georgia. The construction of Phipps Tower was completed in February 2010 and is currently in the leasing phase. Under an LLC agreement entered into by the Company with its partner developer, both parties have rights to a one-time put/call option when the project has achieved its stabilization stage, defined as when 85% of the gross rentable area of the building has been leased and the tenants under such leases have accepted delivery of the premises. At that time, the Company may exercise its call option to purchase the partner developer’s interest in the project, and the partner developer may exercise its put option and sell its interest to the Company. If on or before March 5, 2013 the stabilization stage has not been achieved, or stabilization has been achieved but options have not been exercised, the Company is obligated to purchase the partner developer’s entire interest (20%) in the project for the greater of the project cost or 95% of market value at the time of the buyout. The current estimated minimum amount that the Company would be required to pay is $7 million. This estimate is 20% of the $108 million cost of construction, net of $73 million of related loans payable.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

Note 12 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

F-61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2008	$577	$350	$27	$129	$1,083
Gross unrealized investment losses (net of deferred income tax benefit of $1,574 million)	(2,932)	-	-	-	(2,932)
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $101 million)	(187)	-	-	-	(187)
Adjustment for policyholder liabilities (net of deferred income tax expense of $87 million)	162	-	-	-	162
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $216 million)	403	-	-	-	403
Adjustment for policyholder dividend obligation (net of deferred income tax expense of $11 million)	20	-	-	-	20

Net unrealized investment losses	(2,534)	-	-	-	(2,534)
Foreign currency translation adjustment	-	-	(23)	-	(23)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(1)	(1)
Change in net actuarial loss (net of deferred income tax benefit of $359 million)	-	-	-	(666)	(666)
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $586 million)	-	1,086	-	-	1,086
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $17 million)	-	(31)	-	-	(31)

Balance at December 31, 2008	$(1,957)	$1,405	$4	$(538)	$(1,086)

F-62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2009	$(1,957)	$1,405	$4	$(538)	$(1,086)
Gross unrealized investment gains (net of deferred income tax expense of $1,883 million)	3,498	-	-	-	3,498
Reclassification adjustment for losses realized in net income (net of deferred income tax expense of $109 million)	202	-	-	-	202
Adjustment for policyholder liabilities (net of deferred income tax benefit of $67 million)	(126)	-	-	-	(126)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $354 million)	(658)	-	-	-	(658)

Net unrealized investment gains	2,916	-	-	-	2,916
Foreign currency translation adjustment	-	-	5	-	5
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $31 million)	-	-	-	60	60
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1 million)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $538 million)	-	(1,000)	-	-	(1,000)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $3 million)	-	(5)	-	-	(5)
Adoption of ASC 320, recognition of other-than-temporary impairments (net of deferred income tax benefit of $410 million)	(761)	-	-	-	(761)

Balance at December 31, 2009	$198	$400	$9	$(478)	$129

F-63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2010	$198	$400	$9	$(478)	$129
Gross unrealized investment gains (net of deferred income tax expense of $808 million)	1,501	-	-	-	1,501
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $313 million)	(582)	-	-	-	(582)
Adjustment for policyholder liabilities (net of deferred income tax expense of $23 million)	42	-	-	-	42
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $100 million)	(185)	-	-	-	(185)

Net unrealized investment gains	776	-	-	-	776
Foreign currency translation adjustment	-	-	(53)	-	(53)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $5 million)	-	-	-	9	9
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1 million)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $20 million)	-	(37)	-	-	(37)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $69 million)	-	(129)	-	-	(129)
Transfer of certain pension and postretirement benefit plans to Parent (net of deferred income tax expense of $255 million)	-	-	-	473	473

Balance at December 31, 2010	$974	$234	$(44)	$4	$1,168

F-64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	December 31,

	2010	2009	2008

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$1,852	$547	$(3,345)
Equity securities	360	249	(79)
Other investments	(5)	(3)	(91)

Total (1)	2,207	793	(3,515)

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(653)	(368)	458
Policyholder liabilities	(56)	(121)	49
Deferred income taxes	(524)	(106)	1,051

Total	(1,233)	(595)	1,558

Net unrealized investment gains (losses)	$974	$198	$(1,957)

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and John Hancock Life & Health Insurance Company, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, used the implied forward rates from the rolling average of the swap rates that have been observed over the past three years instead of the implied forward rates from the swap curve observed at December 31, 2008 for purposes of its C-3 Phase II calculation. The impact of using this approach was a $53 million decrease in JHUSA’s authorized control level risk-based capital as of December 31, 2008. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, recorded an increase in the net admitted deferred tax asset (“DTA”) instead of the deferred tax calculation required by prescribed statutory accounting practices. If the net admitted DTA was reflected on the statutory balance sheet based on prescribed practices, the DTA and statutory surplus at December 31, 2008 would both be decreased by $84 million. The permitted practice had no effect on statutory net income. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

The Company’s statutory net income (loss) for the years ended December 31, 2010, 2009, and 2008 was $35 million (unaudited), $(76) million, and $(2,407) million, respectively. The Company’s statutory capital and surplus as of December 31, 2010 and 2009 was $5,093 million (unaudited) and $5,012 million, respectively.

Unless approved by the Commissioner prior to payment, dividends to the shareholder shall be declared or paid only from the Company’s earned surplus. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the Company’s surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year.

F-65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the remaining international insurance operations, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment’s consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

Corporate and Other Segment. Primarily consists of the Company’s remaining international insurance operations, certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 6 — Closed Blocks.

F-66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$4,460	$2,765	$482	$7,707
Net investment income	2,619	1,710	238	4,567
Net realized investment and other gains (losses)	381	(202)	202	381
Inter-segment revenues	3	-	(3)	-

Revenues	$7,463	$4,273	$919	$12,655

Total net (loss) income	$(1,486)	$506	$103	$(877)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$158	$62	$(21)	$199
Carrying value of investments accounted for under the equity method	2,157	1,129	285	3,571
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	512	239	1	752
Goodwill impairment	1,600	-	-	1,600
Interest expense	-	-	47	47
Income tax expense	48	135	39	222
Segment assets	$82,106	$160,978	$22,944	$266,028

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2009
Revenues from external customers	$4,366	$2,652	$535	$7,553
Net investment income	2,265	1,624	457	4,346
Net realized investment and other losses	(732)	(1,103)	(2)	(1,837)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,899	$3,174	$989	$10,062

Total net (loss) income	$(258)	$412	$157	$311

Supplemental Information:
Equity in net income of investees accounted for under the equity method	$28	$9	$41	$78
Carrying value of investments accounted for under the equity method	1,622	1,123	314	3,059
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	308	898	5	1,211
Interest expense	-	-	34	34
Income tax (benefit) expense	(167)	63	97	(7)
Segment assets	$75,509	$149,336	$23,084	$247,929

F-67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2008
Revenues from external customers	$3,407	$(357)	$520	$3,570
Net investment income	2,300	1,578	563	4,441
Net realized investment and other gains (losses)	120	102	(445)	(223)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,827	$1,324	$637	$7,788

Total net income (loss)	$272	$(360)	$(223)	$(311)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$8	$26	$(38)	$(4)
Carrying value of investments accounted for under the equity method	1,418	991	438	2,847
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(362)	21	5	(336)
Interest expense	-	-	34	34
Income tax expense (benefit)	137	(413)	(63)	(339)

The Company operates primarily in the United States and has no reportable major customers. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

Location	Revenues	Income (Loss) Before Income Taxes	Long-Lived Assets	Assets

	(in millions)
2010
United States	$12,582	$(669)	$173	$265,908
Foreign — other	73	14	-	120

Total	$12,655	$(655)	$173	$266,028

2009
United States	$10,004	$290	$198	$247,786
Foreign — other	58	14	-	143

Total	$10,062	$304	$198	$247,929

2008
United States	$7,722	$(670)
Foreign — other	66	20

Total	$7,788	$(650)

F-68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,

	2010		2009

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale (1)	$60,470	$60,470	$53,569	$53,569
Held-for-trading	1,627	1,627	1,208	1,208
Equity securities:
Available-for-sale	588	588	558	558
Mortgage loans on real estate	13,343	14,301	12,623	13,252
Policy loans	5,050	5,050	4,949	4,949
Short-term investments	1,472	1,472	3,973	3,973
Cash and cash equivalents	2,772	2,772	4,915	4,915
Derivatives:
Interest rate swaps	2,721	2,721	1,840	1,840
Foreign currency swaps	210	210	242	242
Foreign currency forwards	33	33	43	43
Interest rate options	-	-	1	1
Equity market contracts	4	4	8	8
Embedded derivatives	1,504	1,504	1,711	1,711
Assets held in trust	2,394	2,394	2,290	2,290
Separate account assets	136,002	136,002	122,466	122,466

Total assets	$228,190	$229,148	$210,396	$211,025

Liabilities:
Consumer notes	$966	$983	$1,205	$1,234
Debt	845	839	490	463
Guaranteed investment contracts and funding agreements	1,833	1,850	2,701	2,760
Fixed-rate deferred and immediate annuities	8,971	8,866	9,255	8,696
Supplementary contracts without life contingencies	47	48	51	53
Derivatives:
Interest rate swaps	2,164	2,164	1,318	1,318
Foreign currency swaps	578	578	694	694
Foreign currency forwards	-	-	1	1
Equity market contracts	2	2	-	-
Embedded derivatives	1,214	1,214	1,327	1,327

Total liabilities	$16,620	$16,544	$17,042	$16,546

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,932 million and $2,012 million at December 31, 2010 and 2009, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at their expected internal rate of return.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

F-69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments – (continued)

ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured at Fair Value and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include mortgage loans, joint ventures, limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized.

•	Other Assets and Liabilities Not Reported at Fair Value – This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements – The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt – The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. As a result of the adoption of ASC 810 effective January 1, 2010, long-term debt at December 31, 2010 includes variable and fixed rate notes related to consolidated variable interest entities. The carrying value of this debt approximates fair value at December 31, 2010. For further information regarding the adoption of ASC 810, see Note 1 – Summary of Significant Accounting Policies.

The carrying values for commercial paper and short-term borrowings approximate fair value.

Fixed-rate deferred and immediate annuities – The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Assets and Liabilities Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

F-70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

• Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

F-71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain (“GMWB”) and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

F-72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

F-73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The following tables present the Company’s assets and liabilities that are measured at fair value on a recurring basis by fair value hierarchy level:

	December 31, 2010

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$41,199	$-	$37,898	$3,301
Commercial mortgage-backed securities	4,247	-	3,762	485
Residential mortgage-backed securities	460	-	10	450
Collateralized debt obligations	136	-	33	103
Other asset-backed securities	1,029	-	950	79
U.S. Treasury and agency securities	7,841	-	7,841	-
Obligations of states and political subdivisions	4,027	-	3,619	408
Debt securities issued by foreign governments	1,531	-	1,531	-

Total fixed maturities available-for-sale	60,470	-	55,644	4,826

Fixed maturities held-for-trading:
Corporate debt securities	1,177	8	1,133	36
Commercial mortgage-backed securities	224	-	209	15
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	66	-	65	1
U.S. Treasury and agency securities	101	-	101	-
Obligations of states and political subdivisions	51	-	51	-
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,627	8	1,561	58

Equity securities available-for-sale	588	588	-	-
Short-term investments	1,472	-	1,472	-
Derivative assets (2):
Interest rate swaps	2,721	-	2,652	69
Foreign currency swaps	210	-	210	-
Foreign currency forwards	33	-	33	-
Equity market contracts	4	-	-	4
Embedded derivatives (3):
Reinsurance contracts	7	-	7	-
Benefit guarantees	1,497	-	-	1,497
Assets held in trust (4)	2,394	913	1,420	61
Separate account assets (5)	136,002	130,884	2,092	3,026

Total assets at fair value	$207,025	$132,393	$65,091	$9,541

Liabilities:
Derivative liabilities (2):
Interest rate swaps	$2,164	$-	$2,156	$8
Foreign currency swaps	578	-	534	44
Equity market contracts	2	-	-	2
Embedded derivatives (3):
Reinsurance contracts	660	-	660	-
Participating pension contracts	98	-	98	-
Benefit guarantees	456	-	-	456

Total liabilities at fair value	$3,958	$-	$3,448	$510

F-74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$42,505	$-	$39,889	$2,616
Commercial mortgage-backed securities	4,474	-	4,039	435
Residential mortgage-backed securities	476	-	16	460
Collateralized debt obligations	135	-	57	78
Other asset-backed securities	1,242	-	1,151	91
U.S. Treasury and agency securities	1,968	-	1,968	-
Obligations of states and political subdivisions	1,491	-	1,261	230
Debt securities issued by foreign governments	1,278	-	1,213	65

Total fixed maturities available-for-sale	53,569	-	49,594	3,975

Fixed maturities held-for-trading:
Corporate debt securities	898	-	882	16
Commercial mortgage-backed securities	216	-	206	10
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	21	-	20	1
U.S. Treasury and agency securities	29	-	29	-
Obligations of states and political subdivisions	26	-	23	3
Debt securities issued by foreign governments	13	-	-	13

Total fixed maturities held-for-trading	1,208	-	1,161	47

Equity securities available-for-sale	558	558	-	-
Short-term investments	3,973	-	3,973	-
Derivative assets (2)	2,134	-	2,074	60
Embedded derivatives (3)	1,711	-	8	1,703
Assets held in trust (4)	2,290	624	1,666	-
Separate account assets (5)	122,466	116,875	2,494	3,097

Total assets at fair value	$187,909	$118,057	$60,970	$8,882

Liabilities:
Derivative liabilities (2)	$2,013	$-	$1,987	$26
Embedded derivatives (3)	1,327	-	688	639

Total liabilities at fair value	$3,340	$-	$2,675	$665

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,932 million and $2,012 million at December 31, 2010 and 2009, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at their expected internal rate of return.
(2)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward in the following table.
(3)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(4)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.
(5)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

F-75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2010 and 2009 are summarized as follows:

		Net realized/unrealized gains (losses) included in:				Transfers
	Balance at January 1, 2010	Earnings (1)		AOCI (2)	Purchases, issuances, and settlements (net)	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2010	Change in unrealized gains (losses) included in earnings on instruments still held

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$2,616	$(50)		$223	$80	$733	$(301)	$3,301	$-
Commercial mortgage-backed securities	435	1		105	(54)	-	(2)	485	-
Residential mortgage-backed securities	460	(22)		131	(119)	-	-	450	-
Collateralized debt obligations	78	(3)		39	(11)	-	-	103	-
Other asset-backed securities	91	(4)		14	(22)	-	-	79	-
Obligations of states and political subdivisions	230	-		(6)	247	342	(405)	408	-
Debt securities issued by foreign governments	65	-		(65)	-	-	-	-	-

Total fixed maturities available-for-sale	3,975	(78)		441	121	1,075	(708)	4,826	-

Fixed maturities held-for-trading:
Corporate debt securities	16	15		-	4	2	(1)	36	15
Commercial mortgage-backed securities	10	5		-	-	-	-	15	5
Residential mortgage-backed securities	3	-		-	-	-	-	3	1
Collateralized debt obligations	1	2		-	-	-	-	3	2
Other asset-backed securities	1	-		-	-	-	-	1	-
Obligations of states and political subdivisions	3	-		-	3	-	(6)	-	-
Debt securities issued by foreign governments	13	(13)		-	-	-	-	-	(13)

Total fixed maturities held-for-trading	47	9		-	7	2	(7)	58	10

Net derivatives	34	15		(30)	-	-	-	19	19
Net embedded derivatives	1,064	(23	) (4)	-	-	-	-	1,041	(23)
Assets held in trust	-	1		3	(10)	68	(1)	61	3
Separate account assets (5)	3,097	(13)		5	(125)	62	-	3,026	10

Total	$8,217	$(89)		$419	$(7)	$1,207	$(716)	$9,031	$19

F-76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

		Net realized/unrealized gains (losses) included in:
	Balance at January 1, 2009	Earnings (1)		AOCI (2)	Purchases, issuances, and settlements (net)	Net transfers into and out of Level 3 (3)	Balance at December 31, 2009	Change in unrealized gains (losses) included in earnings on instruments still held

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$1,792	$80		$482	$(67)	$329	$2,616	$-
Commercial mortgage-backed securities	446	(2)		100	(90)	(19)	435	-
Residential mortgage-backed securities	624	(87)		149	(230)	4	460	-
Collateralized debt obligations	88	(6)		6	(10)	-	78	-
Other asset-backed securities	299	3		29	(252)	12	91	-
Obligations of states and political subdivisions	1	-		(6)	315	(80)	230	-
Debt securities issued by foreign governments	62	-		4	(1)	-	65	-

Total fixed maturities available-for-sale	3,312	(12)		764	(335)	246	3,975	-

Fixed maturities held-for-trading:
Corporate debt securities	16	2		-	(2)	-	16	1
Commercial mortgage-backed securities	7	3		-	-	-	10	3
Residential mortgage-backed securities	3	1		-	(1)	-	3	1
Collateralized debt obligations	1	-		-	-	-	1	-
Other asset-backed securities	2	-		-	(1)	-	1	-
Obligations of states and political subdivisions	-	(1)		-	4	-	3	(1)
Debt securities issued by foreign governments	12	1		-	-	-	13	1

Total fixed maturities held-for-trading	41	6		-	-	-	47	5

Net derivatives	195	(38)		(12)	-	(111)	34	(32)
Net embedded derivatives	1,516	(452	) (4)	-	-	-	1,064	(452)
Separate account assets (5)	2,972	(493)		(1)	619	-	3,097	(389)

Total	$8,036	$(989)		$751	$284	$135	$8,217	$(868)

(1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
(2)	This amount is included in accumulated other comprehensive income on the Consolidated Balance Sheets.
(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in benefits to policyholders on the Consolidated Statements of Operations.
(5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

F-77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as mortgage loans, joint ventures, and limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. The Company recorded a goodwill impairment of $1,600 million during the year ended December 31, 2010, and the fair value measurement was classified as Level 3. For additional information regarding the impairment, see Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2010	$1,600	$1,307	$146	$3,053
Impairment	(1,600)	-	-	(1,600)

Balance at December 31, 2010	$-	$1,307	$146	$1,453

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2009	$1,600	$1,307	$146	$3,053
Impairment	-	-	-	-

Balance at December 31, 2009	$1,600	$1,307	$146	$3,053

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairment was reflective of the decrease in the expected future earnings for this business. The fair value was determined primarily using an earnings-based approach, which incorporated the segment’s in-force and new business embedded value using internal forecasts of revenue and expense. There were no impairments recorded in 2009, and there were no accumulated impairment losses at December 31, 2009.

F-78

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Value of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

	December 31,
	2010	2009

	(in millions)
Balance, beginning of year	$2,171	$2,564
Amortization	(66)	(15)
Change in unrealized investment gains and losses	(146)	(342)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(36)

Balance, end of year	$1,959	$2,171

The following table provides estimated future amortization (net of tax) for the periods indicated:

VOBA Amortization
(in millions)
2011	$94
2012	87
2013	82
2014	68
2015	67

Other Intangible Assets

Other intangible asset balances were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2010
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	48	349
Other investment management contracts	64	28	36

Total	$1,361	$76	$1,285

December 31, 2009
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Subject to amortization:
Distribution networks	397	37	360
Other investment management contracts	64	25	39

Total	$1,356	$62	$1,294

Amortization expense (net of tax) for other intangible assets was $9 million, $9 million, and $8 million for the years ended December 31, 2010, 2009, and 2008, respectively. Amortization expense (net of tax) for other intangible assets is expected to be approximately $10 million in 2011, $11 million in 2012, $11 million in 2013, $12 million in 2014, and $11 million in 2015.

F-79

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as separate account assets with an equivalent amount reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Consolidated Statements of Operations. For the years ended December 31, 2010 and 2009, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2010	2009

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$7,648	$6,969
Net amount at risk related to deposits	156	208
Average attained age of contract holders	51	50

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional Guaranteed Minimum Withdrawal Benefit (“GMWB”) rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

F-80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

	December 31,
	2010	2009

	(in millions, except for ages and percents)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$25,630	$23,472
Net amount at risk- net of reinsurance	140	312
Average attained age of contract holders	65	64

Return of net deposits plus a minimum return
In the event of death
Account value	$702	$744
Net amount at risk- net of reinsurance	318	354
Average attained age of contract holders	70	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$29,399	$28,414
Net amount at risk- net of reinsurance	485	843
Average attained age of contract holders	65	64

Guaranteed Minimum Income Benefit
Account value	$6,276	$6,293
Net amount at risk- net of reinsurance	41	54
Average attained age of contract holders	64	63

Guaranteed Minimum Withdrawal Benefit
Account value	$39,034	$35,595
Net amount at risk	782	1,012
Average attained age of contract holders	64	63

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2010	2009

	(in billions)
Type of Fund
Equity	$30	$28
Balanced	23	22
Bond	7	7
Money Market	2	2

Total	$62	$59

F-81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2010	$253	$209	$663	$1,125
Incurred guarantee benefits	(100)	(60)	-	(160)
Other reserve changes	72	28	(156)	(56)

Balance at December 31, 2010	225	177	507	909
Reinsurance recoverable	(78)	(1,120)	(421)	(1,619)

Net balance at December 31, 2010	$147	$(943)	$86	$(710)

Balance at January 1, 2009	$454	$442	$2,890	$3,786
Incurred guarantee benefits	(153)	(144)	-	(297)
Other reserve changes	(48)	(89)	(2,227)	(2,364)

Balance at December 31, 2009	253	209	663	1,125
Reinsurance recoverable	(104)	(1,177)	(548)	(1,829)

Net balance at December 31, 2009	$149	$(968)	$115	$(704)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2010 and 2009:

•	Data used included 1,000 stochastically generated investment performance scenarios. For ASC 815 calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.8% to 41.5% for GMDB and 0.3% to 41.5% for GMIB and GMWB.

•

The discount rates used in the ASC 944 calculations range from 6.4% to 7%. The discount rates used in the ASC 815 calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

F-82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

	December 31,
	2010	2009

	(in millions)
Balance, beginning of year	$9,186	$9,419
Capitalization	1,228	1,579
Amortization	(664)	(1,119)
Change in unrealized investment gains and losses	(98)	(704)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	11

Balance, end of year	$9,652	$9,186

The balance of and changes in deferred sales inducements as of and for the years ended December 31, were as follows:

	December 31,
	2010	2009

	(in millions)
Balance, beginning of year	$379	$427
Capitalization	12	63
Amortization	(22)	(77)
Change in unrealized investment gains and losses	(15)	(12)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(22)

Balance, end of year	$354	$379

Note 18 — Share-Based Payments

The Company participates in the stock compensation plans of MFC and uses the Black-Scholes option-pricing model to estimate the value of stock options granted to employees. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. GAAP, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Under MFC’s Executive Stock Option Plan (“ESOP”), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the higher of the prior day or prior five-day average closing market price of MFC’s common shares on the Toronto Stock Exchange on the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants Deferred Share Units (“DSUs”) to certain employees under the ESOP. These DSUs vest over a three-year period, and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC’s common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs.

In addition, for certain new employees and pursuant to the deferred compensation program, MFC grants DSUs under the ESOP, which entitle the holder to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. In 2010, 17,000 DSUs were issued to certain new hires, which vest over a maximum period of five years. No such DSUs were issued in 2009 or 2008.

In 2010, 2009, and 2008, 35,000, 56,000, and 217,000 DSUs, respectively, were issued to certain employees who elected to defer receipt of all or part of their annual bonus. These DSUs vested immediately upon grant. Also, in 2010 and 2008, 20,000 and 269,000 DSUs were issued to certain employees who elected to defer payment of all or part of their restricted share units and/or performance share units. In 2009, no DSUs were granted to certain employees to defer payment of all or part of their restricted share units since the restricted share units scheduled to vest in 2009 did so without any payment value. Restricted share units and performance share units are discussed below. These DSUs also vested immediately upon grant.

F-83

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 18 — Share-Based Payments - (continued)

Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director’s retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors.

The Company recorded compensation expense for stock options granted of $8 million, $9 million, and $9 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan (“GSOP”) for its eligible employees. Under the GSOP, qualifying employees can choose to apply up to 5% of their annual base earnings toward the purchase of common shares of MFC. MFC matches a percentage of the employee’s eligible contributions up to a maximum amount. MFC’s contributions vest immediately. All contributions are used by the GSOP’s trustee to purchase common shares in the open market. The Company’s compensation expense related to the GSOP was $1 million for each of the three years ended December 31, 2010, 2009, and 2008.

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit (“RSU”) Plan. For the years ended December 31, 2010, 2009, and 2008, 3.0 million, 3.8 million, and 1.8 million RSUs, respectively, were granted to certain eligible employees under this plan. For the year ended December 31, 2009, 0.6 million Special RSUs and for the years ended December 31, 2010 and 2009, 0.7 million and 1.5 million Performance Share Units (“PSUs”), respectively, were granted to eligible employees under this plan. There were no Special RSUs granted in 2010, and no Special RSUs or PSUs granted in 2008. Each RSU/Special RSU/PSU entitles the recipient to receive payment equal to the market value of one common share, plus credited dividends, at the time of vesting, subject to any performance conditions.

For the years ended December 31, 2010, 2009, and 2008, the Company granted 1.4 million, 2.0 million, and 0.7 million RSUs, respectively, to certain eligible employees. RSUs granted in 2010 vest 25% on the first anniversary and 75% on the date that is 34 months from the grant date. RSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. RSUs granted prior to 2009 vest three years from the grant date. The related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to RSUs was $22 million, $14 million, and $24 million for the years ended December 31, 2010, 2009, and 2008, respectively.

For the year ended December 31, 2009, the Company granted 0.3 million Special RSUs to certain eligible employees. Special RSUs vest on the date that is 22 months from the grant date, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. No Special RSUs were granted in 2010 or 2008. The Company’s compensation expense related to Special RSUs was $2 million for each of the two years ended December 31, 2010 and 2009.

For the years ended December 31, 2010 and 2009, the Company granted 0.2 million and 0.4 million PSUs, respectively, to certain eligible employees. PSUs granted in 2010 vest 25% on the first anniversary and 75% on the date that is 34 months from the grant date. PSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. Both grants are subject to performance conditions that are equally weighted over their respective performance periods, and the related compensation expense is recognized over these periods, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. No PSUs were granted in 2008. The Company’s compensation expense related to PSUs was $2 million and $3 million for the years ended December 31, 2010 and 2009, respectively.

F-84

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 19 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2010 consolidated financial statements through the date on which the consolidated financial statements were issued. The Company did not have any subsequent events requiring disclosure.

F-85

John Hancock Variable Life Account S of John Hancock Life Insurance Company (U.S.A.)

Audited Financial Statements

Year ended December 31, 2010 with Report of Independent Registered Public Accounting Firm

John Hancock Variable Life Account S

Audited Financial Statements

Year ended December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Variable Life Account S of John Hancock Life Insurance Company (U.S.A.)

“Active” sub-accounts

500 Index Trust B	International Value Trust
Active Bond Trust	Investment Quality Bond Trust
All Cap Core Trust	Large Cap Trust
All Cap Value Trust	Large Cap Value Trust
Alpha Opportunities Trust	Lifestyle Aggressive Trust
American Asset Allocation Trust	Lifestyle Balanced Trust
American Blue Chip Income and Growth Trust	Lifestyle Conservative Trust
American Bond Trust	Lifestyle Growth Trust
American Fundamental Holdings Trust	Lifestyle Moderate Trust
American Global Diversification Trust	Mid Cap Index Trust
American Growth Trust	Mid Cap Stock Trust
American Growth-Income Trust	Mid Value Trust
American International Trust	Money Market Trust B
American New World Trust	Natural Resources Trust
Balanced Trust	Optimized All Cap Trust
Blue Chip Growth Trust	Optimized Value Trust
Capital Appreciation Trust	Real Estate Securities Trust
Capital Appreciation Value Trust	Real Return Bond Trust
Core Allocation Plus Trust	Science & Technology Trust
Core Bond Trust	Short Term Government Income Trust
Core Diversified Growth & Income Trust	Small Cap Growth Trust
Core Strategy Trust	Small Cap Index Trust
Disciplined Diversification Trust	Small Cap Opportunities Trust
Emerging Markets Value Trust	Small Cap Value Trust
Equity-Income Trust	Small Company Value Trust
Financial Services Trust	Smaller Company Growth Trust
Franklin Templeton Founding Allocation Trust	Strategic Income Opportunities Trust
Fundamental Value Trust	Total Bond Market Trust B
Global Bond Trust	Total Return Trust
Global Trust	Total Stock Market Index Trust
Health Sciences Trust	Utilities Trust
High Yield Trust	Value Trust
International Core Trust	All Asset Portfolio
International Equity Index Trust A	Brandes International Equity Trust
International Equity Index Trust B	Business Opportunity Value Trust
International Opportunities Trust	Frontier Capital Appreciation Trust
International Small Company Trust	Large Cap Growth Trust

4

Report of Independent Registered Public Accounting Firm

“Closed” sub-accounts

All Cap Growth Trust	Strategic Bond Trust
Overseas Equity Trust	U.S. Government Securities Trust
Pacific Rim Trust	U.S. High Yield Bond Trust
Short-Term Bond Trust

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Variable Life Account S (the “Account”), comprised of the active sub-accounts as of December 31, 2010, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Variable Life Account S at December 31, 2010, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 31, 2011

5

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2010

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B - 22,945,558 shares (cost $341,504,939)	$360,474,718
Active Bond Trust - 4,266,192 shares (cost $40,246,009)	41,424,723
All Cap Core Trust - 12,757 shares (cost $190,348)	211,254
All Cap Growth Trust	—
All Cap Value Trust - 989,974 shares (cost $6,588,555)	8,236,583
Alpha Opportunities Trust - 2,073 shares (cost $29,859)	31,827
American Asset Allocation Trust - 99,231 shares (cost $1,010,326)	1,092,536
American Blue Chip Income and Growth Trust - 182,346 shares (cost $2,279,953)	2,069,630
American Bond Trust - 105,211 shares (cost $1,259,960)	1,270,950
American Fundamental Holdings Trust - 2,454 shares (cost $23,969)	25,377
American Global Diversification Trust - 73,937 shares (cost $767,832)	771,166
American Growth Trust - 2,347,712 shares (cost $30,060,643)	36,694,737
American Growth-Income Trust - 388,657 shares (cost $5,010,082)	5,787,098
American International Trust - 2,059,909 shares (cost $29,288,428)	33,638,319
American New World Trust - 318,674 shares (cost $4,143,870)	4,381,765
Balanced Trust - 1,769 shares (cost $26,687)	28,902
Blue Chip Growth Trust - 4,296,623 shares (cost $74,251,971)	86,877,719
Capital Appreciation Trust - 3,967,326 shares (cost $33,393,303)	39,435,220
Capital Appreciation Value Trust - 208,641 shares (cost $2,461,344)	2,397,291
Core Allocation Plus Trust - 6,539 shares (cost $66,125)	71,212
Core Bond Trust - 671,828 shares (cost $8,970,281)	9,163,732
Core Diversified Growth & Income Trust - 5,601 shares (cost $65,672)	67,888
Core Strategy Trust - 57,077 shares (cost $722,692)	723,163
Disciplined Diversification Trust - 70,038 shares (cost $789,109)	862,872
Emerging Markets Value Trust - 2,128,466 shares (cost $28,234,755)	34,012,886
Equity-Income Trust - 9,399,888 shares (cost $132,832,888)	130,000,445
Financial Services Trust - 201,483 shares (cost $2,042,756)	2,381,529
Franklin Templeton Founding Allocation Trust - 114,479 shares (cost $1,062,801)	1,139,066
Fundamental Value Trust - 448,791 shares (cost $5,336,036)	6,404,245
Global Bond Trust - 2,918,825 shares (cost $37,374,295)	37,594,467
Global Trust - 331,264 shares (cost $4,627,403)	4,793,395
Health Sciences Trust - 571,325 shares (cost $7,730,308)	8,912,677
High Yield Trust - 4,698,325 shares (cost $34,332,648)	27,626,152
International Core Trust - 981,651 shares (cost $11,112,249)	9,561,277
International Equity Index Trust A - 480,462 shares (cost $5,394,073)	5,309,106
International Equity Index Trust B - 7,842,237 shares (cost $129,223,948)	124,926,838
International Opportunities Trust - 910,637 shares (cost $10,724,170)	11,455,808
International Small Company Trust - 972,031 shares (cost $8,886,680)	10,206,328
International Value Trust - 4,728,033 shares (cost $53,831,455)	56,878,234
Investment Quality Bond Trust - 848,025 shares (cost $9,368,820)	9,557,245
Large Cap Trust - 148,399 shares (cost $1,735,135)	1,829,762
Large Cap Value Trust - 852,333 shares (cost $13,377,768)	14,165,771
Lifestyle Aggressive Trust - 900,806 shares (cost $7,043,235)	7,521,733
Lifestyle Balanced Trust - 6,276,659 shares (cost $61,255,489)	73,813,515
Lifestyle Conservative Trust - 387,513 shares (cost $4,636,445)	4,878,794
Lifestyle Growth Trust - 3,934,350 shares (cost $47,009,391)	44,969,615

6

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2010

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Lifestyle Moderate Trust - 254,679 shares (cost $2,905,270)	$3,061,241
Mid Cap Index Trust - 1,128,161 shares (cost $16,913,718)	20,002,299
Mid Cap Stock Trust - 2,538,985 shares (cost $33,016,543)	36,028,199
Mid Value Trust - 3,569,774 shares (cost $33,837,130)	39,553,092
Money Market Trust B - 156,122,272 shares (cost $156,122,272)	156,122,272
Natural Resources Trust - 2,224,495 shares (cost $22,479,423)	27,939,662
Optimized All Cap Trust - 4,062,911 shares (cost $54,968,118)	52,533,441
Optimized Value Trust - 102,999 shares (cost $1,158,408)	1,012,479
Overseas Equity Trust	—
Pacific Rim Trust	—
Real Estate Securities Trust - 4,459,928 shares (cost $49,552,670)	50,397,185
Real Return Bond Trust - 1,116,425 shares (cost $13,465,607)	12,771,902
Science & Technology Trust - 302,424 shares (cost $4,021,591)	5,132,130
Short Term Government Income Trust - 2,226,762 shares (cost $28,809,759)	28,769,763
Short-Term Bond Trust	—
Small Cap Growth Trust - 4,640,758 shares (cost $43,312,241)	47,103,696
Small Cap Index Trust - 1,183,060 shares (cost $14,478,309)	16,574,673
Small Cap Opportunities Trust - 590,992 shares (cost $9,796,815)	11,506,613
Small Cap Value Trust - 4,080,472 shares (cost $65,825,135)	76,957,701
Small Company Value Trust - 323,500 shares (cost $4,457,009)	5,509,197
Smaller Company Growth Trust - 111,028 shares (cost $1,801,311)	1,954,089
Strategic Bond Trust	—
Strategic Income Opportunities Trust - 558,385 shares (cost $8,064,976)	7,800,643
Total Bond Market Trust B - 4,433,123 shares (cost $44,663,367)	44,996,196
Total Return Trust - 8,127,871 shares (cost $113,898,179)	117,041,343
Total Stock Market Index Trust - 1,839,804 shares (cost $19,233,806)	21,544,102
U.S. Government Securities Trust	—
U.S. High Yield Bond Trust	—
Utilities Trust - 1,491,594 shares (cost $15,770,098)	17,302,489
Value Trust - 608,211 shares (cost $8,291,684)	10,090,228

Sub-accounts invested in Outside Trust Portfolios:
All Asset Portfolio - 1,946,857 shares (cost $19,696,737)	$21,532,237
Brandes International Equity Trust - 8,513,501 shares (cost $122,814,095)	99,778,235
Business Opportunity Value Trust - 2,399,355 shares (cost $23,022,335)	24,713,352
Frontier Capital Appreciation Trust - 2,165,545 shares (cost $45,432,308)	56,174,234
Large Cap Growth Trust - 2,481,437 shares (cost $35,222,379)	40,273,728

Total assets	$2,317,853,991

Contract Owners’ Equity

Variable universal life insurance contracts	$2,317,853,991

See accompanying notes.

7

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B		Active Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$5,946,675	$6,852,098	$3,050,930	$2,532,018

Total investment income	5,946,675	6,852,098	3,050,930	2,532,018
Expenses:
Mortality and expense risk	222,118	207,707	58,086	57,238

Net investment income (loss)	5,724,557	6,644,391	2,992,844	2,474,780

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(4,148,657)	(17,822,185)	265,481	(1,161,896)

Realized gains (losses)	(4,148,657)	(17,822,185)	265,481	(1,161,896)
Unrealized appreciation (depreciation) during the period	46,193,317	85,176,345	1,818,034	6,651,576

Net increase (decrease) in assets from operations	47,769,217	73,998,551	5,076,359	7,964,460

Changes from principal transactions:
Transfer of net premiums	8,393,779	10,383,263	1,398,643	1,386,370
Transfer on terminations	(15,902,859)	(26,226,741)	(3,062,974)	(5,077,735)
Transfer on policy loans	(375,877)	(604,309)	67,560	(124,077)
Net interfund transfers	(32,342,968)	(20,356,966)	1,151,547	(3,179,285)

Net increase (decrease) in assets from principal transactions	(40,227,925)	(36,804,753)	(445,224)	(6,994,727)

Total increase (decrease) in assets	7,541,292	37,193,798	4,631,135	969,733

Assets, beginning of period	352,933,426	315,739,628	36,793,588	35,823,855

Assets, end of period	$360,474,718	$352,933,426	$41,424,723	$36,793,588

(c)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 3, 2010.

See accompanying notes.

8

Sub-Account
All Asset Portfolio		All Cap Core Trust		All Cap Growth Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (c)	Year Ended Dec. 31/09

$1,413,087	$1,083,904	$2,159	$1,299	$1,679	$4,833

1,413,087	1,083,904	2,159	1,299	1,679	4,833

6,994	3,234	624	115	485	1,221

1,406,093	1,080,670	1,535	1,184	1,194	3,612

—	—	—	—	—	—
(5,149)	(2,248,401)	(6,430)	(542)	(40,948)	(56,034)

(5,149)	(2,248,401)	(6,430)	(542)	(40,948)	(56,034)
1,040,534	3,778,343	29,980	10,994	71,733	196,100

2,441,478	2,610,612	25,085	11,636	31,979	143,678

235,833	171,494	17,493	8,138	24,583	33,809
(447,353)	(577,778)	(45,011)	(1,041)	(5,308)	(28,456)
(701,434)	(716)	(13,010)	—	—	—
443,864	3,235,705	119,930	55,291	(742,615)	55,356

(469,090)	2,828,705	79,402	62,388	(723,340)	60,709

1,972,388	5,439,317	104,487	74,024	(691,361)	204,387

19,559,849	14,120,532	106,767	32,743	691,361	486,974

$21,532,237	$19,559,849	$211,254	$106,767	—	$691,361

9

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust		Alpha Opportunities Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Income:
Dividend income distribution	$31,975	$41,660	$130	—

Total investment income	31,975	41,660	130	—
Expenses:
Mortality and expense risk	11,446	9,555	—	—

Net investment income (loss)	20,529	32,105	130	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	2,987	—
Net realized gains (losses)	16,944	(1,015,941)	(13)	13

Realized gains (losses)	16,944	(1,015,941)	2,974	13
Unrealized appreciation (depreciation) during the period	1,232,297	2,692,864	1,968	—

Net increase (decrease) in assets from operations	1,269,770	1,709,028	5,072	13

Changes from principal transactions:
Transfer of net premiums	96,518	131,958	—	—
Transfer on terminations	(242,945)	(201,980)	(289)	(16)
Transfer on policy loans	(76,428)	25,336	—	—
Net interfund transfers	(532,689)	711,095	27,044	3

Net increase (decrease) in assets from principal transactions	(755,544)	666,409	26,755	(13)

Total increase (decrease) in assets	514,226	2,375,437	31,827	—

Assets, beginning of period	7,722,357	5,346,920	—	—

Assets, end of period	$8,236,583	$7,722,357	$31,827	—

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
(t)	Fund available in prior year but no activity.

See accompanying notes.

10

Sub-Account
American Asset Allocation Trust		American Blue Chip Income and Growth Trust		American Bond Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$16,287	$10,064	$25,641	$26,969	$33,585	$70,909

16,287	10,064	25,641	26,969	33,585	70,909

—	—	843	638	6,392	9,215

16,287	10,064	24,798	26,331	27,193	61,694

165	1,598	—	111,001	—	—
40,345	26,962	(131,638)	(334,945)	(34,416)	(54,578)

40,510	28,560	(131,638)	(223,944)	(34,416)	(54,578)
(5,086)	87,297	331,349	600,945	164,984	306,014

51,711	125,921	224,509	403,332	157,761	313,130

48,066	54,519	92,095	95,784	43,814	148,687
(54,205)	(164,187)	(90,173)	(352,294)	(1,656,739)	(170,095)
—	—	(35,282)	19,665	(23,057)	—
483,624	547,087	(55,694)	272,773	(30,712)	299,176

477,485	437,419	(89,054)	35,928	(1,666,694)	277,768

529,196	563,340	135,455	439,260	(1,508,933)	590,898

563,340	—	1,934,175	1,494,915	2,779,883	2,188,985

$1,092,536	$563,340	$2,069,630	$1,934,175	$1,270,950	$2,779,883

11

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Fundamental Holdings Trust		American Global Diversification Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Income:
Dividend income distribution	$374	$102	$14,249	$641

Total investment income	374	102	14,249	641
Expenses:
Mortality and expense risk	53	16	1,207	2,202

Net investment income (loss)	321	86	13,042	(1,561)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	16	1	44,670	77,922

Realized gains (losses)	16	1	44,670	77,922
Unrealized appreciation (depreciation) during the period	996	412	3,679	(345)

Net increase (decrease) in assets from operations	1,333	499	61,391	76,016

Changes from principal transactions:
Transfer of net premiums	300	250	4,420	5,183
Transfer on terminations	(88)	(6)	(22,819)	(31,779)
Transfer on policy loans	—	—	—	—
Net interfund transfers	17,111	5,978	688,943	(10,189)

Net increase (decrease) in assets from principal transactions	17,323	6,222	670,544	(36,785)

Total increase (decrease) in assets	18,656	6,721	731,935	39,231

Assets, beginning of period	6,721	—	39,231	—

Assets, end of period	$25,377	$6,721	$771,166	$39,231

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

See accompanying notes.

12

Sub-Account
American Growth Trust		American Growth-Income Trust		American International Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$111,735	$68,401	$60,966	$78,619	$521,160	$266,011

111,735	68,401	60,966	78,619	521,160	266,011

17,249	14,234	8,301	6,860	16,841	14,570

94,486	54,167	52,665	71,759	504,319	251,441

—	3,565,331	—	253,826	—	4,854,924
(1,671,528)	(7,256,136)	(23,341)	(567,331)	(1,077,900)	(6,689,570)

(1,671,528)	(3,690,805)	(23,341)	(313,505)	(1,077,900)	(1,834,646)
6,740,366	12,667,787	455,253	1,943,239	2,888,791	10,522,214

5,163,324	9,031,149	484,577	1,701,493	2,315,210	8,939,009

1,913,939	1,161,164	162,646	175,582	652,259	529,719
(2,562,748)	(1,925,932)	(885,525)	(201,279)	(1,599,697)	(1,889,119)
5,762	43,003	(198,497)	(1,519)	(32,355)	137,278
(339,122)	7,763,548	(1,204,152)	3,062,159	4,581,301	1,053,240

(982,169)	7,041,783	(2,125,528)	3,034,943	3,601,508	(168,882)

4,181,155	16,072,932	(1,640,951)	4,736,436	5,916,718	8,770,127

32,513,582	16,440,650	7,428,049	2,691,613	27,721,601	18,951,474

$36,694,737	$32,513,582	$5,787,098	$7,428,049	$33,638,319	$27,721,601

13

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American New World Trust		Balanced Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)	Year Ended Dec. 31/10 (t)
Income:
Dividend income distribution	$47,759	$6,989	$232

Total investment income	47,759	6,989	232
Expenses:
Mortality and expense risk	801	56	—

Net investment income (loss)	46,958	6,933	232

Realized gains (losses) on investments:
Capital gain distributions	—	—	427
Net realized gains (losses)	126,923	22,112	314

Realized gains (losses)	126,923	22,112	741
Unrealized appreciation (depreciation) during the period	149,647	88,248	2,216

Net increase (decrease) in assets from operations	323,528	117,293	3,189

Changes from principal transactions:
Transfer of net premiums	49,177	37,826	850
Transfer on terminations	(123,807)	(17,893)	(220)
Transfer on policy loans	(3,697)	—	—
Net interfund transfers	3,407,654	591,684	25,083

Net increase (decrease) in assets from principal transactions	3,329,327	611,617	25,713

Total increase (decrease) in assets	3,652,855	728,910	28,902

Assets, beginning of period	728,910	—	—

Assets, end of period	$4,381,765	$728,910	$28,902

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
(t)	Fund available in prior year but no activity.

See accompanying notes.

14

Sub-Account
Blue Chip Growth Trust		Brandes International Equity Trust		Business Opportunity Value Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$72,501	$129,825	$3,161,714	$2,277,499	$187,304	$195,086

72,501	129,825	3,161,714	2,277,499	187,304	195,086

142,990	133,831	2,890	2,782	720	306

(70,489)	(4,006)	3,158,824	2,274,717	186,584	194,780

—	—	—	—	—	—
476,315	(1,977,587)	(12,679,030)	(21,921,285)	(2,659,657)	(3,027,256)

476,315	(1,977,587)	(12,679,030)	(21,921,285)	(2,659,657)	(3,027,256)
11,564,068	26,903,427	13,439,104	40,850,124	4,108,497	8,164,604

11,969,894	24,921,834	3,918,898	21,203,556	1,635,424	5,332,128

3,868,862	3,583,022	4,089,455	5,245,937	1,401,759	2,471,225
(6,454,235)	(7,103,987)	(5,044,917)	(5,740,010)	(1,648,809)	(1,762,561)
(73,332)	(69,970)	(84,664)	(369,817)	(70,275)	65,909
(675,552)	(4,101,837)	(7,644,101)	(12,270,232)	(3,606,107)	(87,951)

(3,334,257)	(7,692,772)	(8,684,227)	(13,134,122)	(3,923,432)	686,622

8,635,637	17,229,062	(4,765,329)	8,069,434	(2,288,008)	6,018,750

78,242,082	61,013,020	104,543,564	96,474,130	27,001,360	20,982,610

$86,877,719	$78,242,082	$99,778,235	$104,543,564	$24,713,352	$27,001,360

15

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Trust		Capital Appreciation Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$67,352	$87,814	$34,750	$28,006

Total investment income	67,352	87,814	34,750	28,006
Expenses:
Mortality and expense risk	53,418	43,372	—	—

Net investment income (loss)	13,934	44,442	34,750	28,006

Realized gains (losses) on investments:
Capital gain distributions	—	—	256,007	6,844
Net realized gains (losses)	(27,349)	(1,271,829)	(4,845)	611

Realized gains (losses)	(27,349)	(1,271,829)	251,162	7,455
Unrealized appreciation (depreciation) during the period	4,220,305	10,785,159	(69,304)	11,588

Net increase (decrease) in assets from operations	4,206,890	9,557,772	216,608	47,049

Changes from principal transactions:
Transfer of net premiums	1,554,653	1,533,621	37,548	26,399
Transfer on terminations	(1,857,049)	(1,786,041)	(46,850)	(4,549)
Transfer on policy loans	(130,795)	48,108	1,249	—
Net interfund transfers	1,013,770	4,021,079	650,554	1,448,855

Net increase (decrease) in assets from principal transactions	580,579	3,816,767	642,501	1,470,705

Total increase (decrease) in assets	4,787,469	13,374,539	859,109	1,517,754

Assets, beginning of period	34,647,751	21,273,212	1,538,182	20,428

Assets, end of period	$39,435,220	$34,647,751	$2,397,291	$1,538,182

(aj)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.
(t)	Fund available in prior year but no activity.

See accompanying notes.

16

Sub-Account
Classic Value Trust	Core Allocation Plus Trust	Core Bond Trust
Year Ended Dec. 31/09 (aj)	Year Ended Dec. 31/10 (t)	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$23,946	$776	$255,832	$198,672

23,946	776	255,832	198,672

269	—	6,061	5,150

23,677	776	249,771	193,522

—	970	88,870	—
(2,245,062)	(3)	228,118	48,312

(2,245,062)	967	316,988	48,312
2,138,334	5,087	135,294	122,318

(83,051)	6,830	702,053	364,152

13,628	5,262	69,167	178,452
(27,375)	(1,383)	(580,180)	(171,229)
—	—	(63,020)	8,921
(2,279,029)	60,503	(972,939)	5,842,210

(2,292,776)	64,382	(1,546,972)	5,858,354

(2,375,827)	71,212	(844,919)	6,222,506

2,375,827	—	10,008,651	3,786,145

—	$71,212	$9,163,732	$10,008,651

17

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Diversified Growth & Income Trust	Core Equity Trust
	Year Ended Dec. 31/10 (t)	Year Ended Dec. 31/09 (ak)
Income:
Dividend income distribution	$1,003	$15,079

Total investment income	1,003	15,079
Expenses:
Mortality and expense risk	—	29

Net investment income (loss)	1,003	15,050

Realized gains (losses) on investments:
Capital gain distributions	—	—
Net realized gains (losses)	39	(1,249,792)

Realized gains (losses)	39	(1,249,792)
Unrealized appreciation (depreciation) during the period	2,217	1,242,913

Net increase (decrease) in assets from operations	3,259	8,171

Changes from principal transactions:
Transfer of net premiums	—	31,080
Transfer on terminations	(788)	(37,893)
Transfer on policy loans	—	(17)
Net interfund transfers	65,417	(972,360)

Net increase (decrease) in assets from principal transactions	64,629	(979,190)

Total increase (decrease) in assets	67,888	(971,019)

Assets, beginning of period	—	971,019

Assets, end of period	$67,888	—

(t)	Fund available in prior year but no activity.
(ak)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.
(au)	Renamed on May 4, 2009. Previously known as Index Allocation Trust; available in prior year but no activity.
(ax)	Terminated as an investment option and funds transferred to Money Market Trust B on December 29, 2009.

See accompanying notes.

18

Sub-Account
Core Strategy Trust		CSI Equity Trust	Disciplined Diversification Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/09 (ax)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)

$15,902	$457	—	$13,290	$26,497

15,902	457	—	13,290	26,497

—	—	—	—	—

15,902	457	—	13,290	26,497

—	—	—	—	9,076
143	1,223	(67,324)	63,975	24

143	1,223	(67,324)	63,975	9,100
(794)	1,265	40,294	101,617	(27,854)

15,251	2,945	(27,030)	178,882	7,743

—	1,959	3,256	7,635	4,151
(1,070)	(89)	(104,478)	(20,726)	(2,364)
—	—	—	32,678	—
683,505	20,662	(22,851)	(702,268)	1,357,141

682,435	22,532	(124,073)	(682,681)	1,358,928

697,686	25,477	(151,103)	(503,799)	1,366,671

25,477	—	151,103	1,366,671	—

$723,163	$25,477	—	$862,872	$1,366,671

19

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Markets Value Trust		Emerging Small Company Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (al)
Income:
Dividend income distribution	$375,107	$13,217	—

Total investment income	375,107	13,217	—
Expenses:
Mortality and expense risk	9,825	2,271	110

Net investment income (loss)	365,282	10,946	(110)

Realized gains (losses) on investments:
Capital gain distributions	562,418	10,613	—
Net realized gains (losses)	1,754,073	(1,095,267)	(41,506)

Realized gains (losses)	2,316,491	(1,084,654)	(41,506)
Unrealized appreciation (depreciation) during the period	2,391,446	6,594,555	119,480

Net increase (decrease) in assets from operations	5,073,219	5,520,847	77,864

Changes from principal transactions:
Transfer of net premiums	812,082	535,646	48,656
Transfer on terminations	(1,089,805)	(313,098)	(14,410)
Transfer on policy loans	(82,938)	(1,264)	(120)
Net interfund transfers	14,189,974	3,731,194	(364,525)

Net increase (decrease) in assets from principal transactions	13,829,313	3,952,478	(330,399)

Total increase (decrease) in assets	18,902,532	9,473,325	(252,535)

Assets, beginning of period	15,110,354	5,637,029	252,535

Assets, end of period	$34,012,886	$15,110,354	—

(al)	Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.

See accompanying notes.

20

Sub-Account
Equity-Income Trust		Financial Services Trust		Franklin Templeton Founding Allocation Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$2,354,679	$2,351,881	$8,104	$17,325	$41,905	$52,887

2,354,679	2,351,881	8,104	17,325	41,905	52,887

164,880	139,866	1,793	1,975	—	—

2,189,799	2,212,015	6,311	15,350	41,905	52,887

—	—	—	—	—	—
(9,616,554)	(16,857,418)	(431,341)	(189,883)	51,756	(799)

(9,616,554)	(16,857,418)	(431,341)	(189,883)	51,756	(799)
25,369,218	39,248,769	719,475	895,519	68,552	8,973

17,942,463	24,603,366	294,445	720,986	162,213	61,061

4,566,357	5,411,463	89,766	107,391	22,697	21,643
(8,952,769)	(7,646,287)	(71,035)	(180,776)	(49,587)	(5,474)
(600,839)	(669,980)	(22,633)	4,940	—	—
(5,728,281)	(8,116,238)	(576,069)	608,493	(465,608)	1,383,852

(10,715,532)	(11,021,042)	(579,971)	540,048	(492,498)	1,400,021

7,226,931	13,582,324	(285,526)	1,261,034	(330,285)	1,461,082

122,773,514	109,191,190	2,667,055	1,406,021	1,469,351	8,269

$130,000,445	$122,773,514	$2,381,529	$2,667,055	$1,139,066	$1,469,351

21

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Frontier Capital Appreciation Trust		Fundamental Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$107,283	$19,328	$70,967	$51,859

Total investment income	107,283	19,328	70,967	51,859
Expenses:
Mortality and expense risk	1,555	1,425	4,605	4,261

Net investment income (loss)	105,728	17,903	66,362	47,598

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(1,024,261)	(9,058,639)	(208,484)	(806,907)

Realized gains (losses)	(1,024,261)	(9,058,639)	(208,484)	(806,907)
Unrealized appreciation (depreciation) during the period	12,483,826	26,597,627	910,510	2,259,785

Net increase (decrease) in assets from operations	11,565,293	17,556,891	768,388	1,500,476

Changes from principal transactions:
Transfer of net premiums	1,787,369	2,474,289	280,568	390,171
Transfer on terminations	(3,596,560)	(2,781,426)	(396,962)	(514,653)
Transfer on policy loans	(59,437)	(343,952)	(72,623)	(2,603)
Net interfund transfers	(4,319,347)	(6,326,247)	(401,667)	694,918

Net increase (decrease) in assets from principal transactions	(6,187,975)	(6,977,336)	(590,684)	567,833

Total increase (decrease) in assets	5,377,318	10,579,555	177,704	2,068,309

Assets, beginning of period	50,796,916	40,217,361	6,226,541	4,158,232

Assets, end of period	$56,174,234	$50,796,916	$6,404,245	$6,226,541

(am)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 16, 2009.
(an)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.

See accompanying notes.

22

Sub-Account
Global Allocation Trust	Global Bond Trust		Global Real Estate Trust
Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (an)

$1,649	$1,330,934	$3,773,272	$267,172

1,649	1,330,934	3,773,272	267,172

427	33,245	30,960	—

1,222	1,297,689	3,742,312	267,172

—	—	4,154,386	—
(3,329,040)	(1,171,408)	(2,282,835)	(227,064)

(3,329,040)	(1,171,408)	1,871,551	(227,064)
6,133,843	3,463,266	(1,771,784)	1,124

2,806,025	3,589,547	3,842,079	41,232

211,568	1,127,349	1,349,082	13,845
(324,160)	(3,936,359)	(2,209,069)	(5,753)
—	166,390	(24,630)	—
(12,769,815)	850,119	(20,258)	(302,939)

(12,882,407)	(1,792,501)	(904,875)	(294,847)

(10,076,382)	1,797,046	2,937,204	(253,615)

10,076,382	35,797,421	32,860,217	253,615

—	$37,594,467	$35,797,421	—

23

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Trust		Health Sciences Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$72,390	$22,634	—	—

Total investment income	72,390	22,634	—	—
Expenses:
Mortality and expense risk	604	344	8,827	7,278

Net investment income (loss)	71,786	22,290	(8,827)	(7,278)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	58,936
Net realized gains (losses)	(58,966)	(126,092)	(92,335)	(448,042)

Realized gains (losses)	(58,966)	(126,092)	(92,335)	(389,106)
Unrealized appreciation (depreciation) during the period	358,320	531,764	1,246,340	1,750,485

Net increase (decrease) in assets from operations	371,140	427,962	1,145,178	1,354,101

Changes from principal transactions:
Transfer of net premiums	491,302	509,775	224,550	242,263
Transfer on terminations	(154,709)	(55,701)	(434,371)	(396,284)
Transfer on policy loans	—	1,804	(19,365)	(2,901)
Net interfund transfers	2,549,324	(540,670)	402,849	1,985,578

Net increase (decrease) in assets from principal transactions	2,885,917	(84,792)	173,663	1,828,656

Total increase (decrease) in assets	3,257,057	343,170	1,318,841	3,182,757

Assets, beginning of period	1,536,338	1,193,168	7,593,836	4,411,079

Assets, end of period	$4,793,395	$1,536,338	$8,912,677	$7,593,836

(ao)	Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.

See accompanying notes.

24

Sub-Account
High Yield Trust		Income & Value Trust	International Core Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$9,992,714	$2,236,814	$1,800	$172,901	$243,339

9,992,714	2,236,814	1,800	172,901	243,339

20,675	17,271	265	1,796	1,657

9,972,039	2,219,543	1,535	171,105	241,682

—	—	—	—	303,930
920,588	(1,831,371)	(309,363)	(105,398)	(2,149,621)

920,588	(1,831,371)	(309,363)	(105,398)	(1,845,691)
(8,423,627)	7,597,485	297,055	644,385	3,604,795

2,469,000	7,985,657	(10,773)	710,092	2,000,786

843,843	612,208	44,605	100,363	746,734
(4,022,389)	(1,140,336)	(7,979)	(276,965)	(2,171,698)
907,054	(24,863)	—	(91)	14,704
5,439,783	3,736,450	(596,112)	(1,472,316)	1,058,413

3,168,291	3,183,459	(559,486)	(1,649,009)	(351,847)

5,637,291	11,169,116	(570,259)	(938,917)	1,648,939

21,988,861	10,819,745	570,259	10,500,194	8,851,255

$27,626,152	$21,988,861	—	$9,561,277	$10,500,194

25

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Equity Index Trust A	International Equity Index Trust B
	Year Ended Dec. 31/10 (a)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$102,940	$2,958,849	$3,925,592

Total investment income	102,940	2,958,849	3,925,592
Expenses:
Mortality and expense risk	3,040	102,543	91,870

Net investment income (loss)	99,900	2,856,306	3,833,722

Realized gains (losses) on investments:
Capital gain distributions	965,622	—	1,947,145
Net realized gains (losses)	(559,892)	(3,190,759)	(14,306,717)

Realized gains (losses)	405,730	(3,190,759)	(12,359,572)
Unrealized appreciation (depreciation) during the period	(84,967)	13,159,994	43,082,544

Net increase (decrease) in assets from operations	420,663	12,825,541	34,556,694

Changes from principal transactions:
Transfer of net premiums	128,573	2,288,055	2,744,152
Transfer on terminations	(171,299)	(5,329,572)	(4,779,443)
Transfer on policy loans	2,235	(159,279)	(191,246)
Net interfund transfers	4,928,934	(4,837,736)	(14,629,684)

Net increase (decrease) in assets from principal transactions	4,888,443	(8,038,532)	(16,856,221)

Total increase (decrease) in assets	5,309,106	4,787,009	17,700,473

Assets, beginning of period	—	120,139,829	102,439,356

Assets, end of period	$5,309,106	$124,926,838	$120,139,829

(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.
(ap)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.
(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

See accompanying notes.

26

Sub-Account
International Opportunities Trust		International Small Cap Trust	International Small Company Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)

$156,418	$95,090	$141,668	$244,321	$50,329

156,418	95,090	141,668	244,321	50,329

5,881	5,257	4,866	5,264	1,188

150,537	89,833	136,802	239,057	49,141

—	—	1,253,179	—	—
(942,941)	(3,799,729)	(4,891,839)	21,327	(50,626)

(942,941)	(3,799,729)	(3,638,660)	21,327	(50,626)
2,253,212	6,357,460	5,956,918	1,463,809	(144,162)

1,460,808	2,647,564	2,455,060	1,724,193	(145,647)

484,470	716,396	291,284	533,133	334,069
(519,112)	(1,471,346)	(377,026)	(518,654)	(44,476)
(48,989)	11,534	(124,123)	(74,419)	—
(74,897)	(604,050)	(7,065,398)	1,924,923	6,473,206

(158,528)	(1,347,466)	(7,275,263)	1,864,983	6,762,799

1,302,280	1,300,098	(4,820,203)	3,589,176	6,617,152

10,153,528	8,853,430	4,820,203	6,617,152	—

$11,455,808	$10,153,528	—	$10,206,328	$6,617,152

27

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Value Trust		Investment Quality Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$1,094,603	$196,315	$493,271	$422,828

Total investment income	1,094,603	196,315	493,271	422,828
Expenses:
Mortality and expense risk	60,762	12,972	12,145	5,046

Net investment income (loss)	1,033,841	183,343	481,126	417,782

Realized gains (losses) on investments:
Capital gain distributions	—	332,107	—	—
Net realized gains (losses)	(1,787,165)	(992,703)	202,005	1,078

Realized gains (losses)	(1,787,165)	(660,596)	202,005	1,078
Unrealized appreciation (depreciation) during the period	5,117,763	2,767,562	(13,647)	670,331

Net increase (decrease) in assets from operations	4,364,439	2,290,309	669,484	1,089,191

Changes from principal transactions:
Transfer of net premiums	1,941,685	519,953	273,493	258,608
Transfer on terminations	(2,617,959)	(557,523)	(577,262)	(387,242)
Transfer on policy loans	(101,686)	(955)	190,846	(520)
Net interfund transfers	43,649,746	807,377	117,895	2,654,572

Net increase (decrease) in assets from principal transactions	42,871,786	768,852	4,972	2,525,418

Total increase (decrease) in assets	47,236,225	3,059,161	674,456	3,614,609

Assets, beginning of period	9,642,009	6,582,848	8,882,789	5,268,180

Assets, end of period	$56,878,234	$9,642,009	$9,557,245	$8,882,789

(aw)	Renamed on November 16, 2009. Previously known as Turner Core Growth Trust.

See accompanying notes.

28

Sub-Account
Large Cap Growth Trust		Large Cap Trust		Large Cap Value Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$139,691	$217,064	$17,119	$12,736	$171,354	$186,605

139,691	217,064	17,119	12,736	171,354	186,605

2,057	1,484	1,426	1,440	8,420	8,170

137,634	215,580	15,693	11,296	162,934	178,435

—	—	—	—	—	—
(3,905,203)	(7,256,202)	41,313	(158,815)	(802,241)	(2,539,417)

(3,905,203)	(7,256,202)	41,313	(158,815)	(802,241)	(2,539,417)
11,231,623	17,526,448	144,718	339,685	1,993,092	3,771,584

7,464,054	10,485,826	201,724	192,166	1,353,785	1,410,602

1,755,454	2,287,275	82,734	98,441	775,101	786,272
(2,567,289)	(2,403,268)	(155,719)	(174,098)	(1,327,405)	(529,651)
(240,731)	(619,011)	—	—	(140,236)	(2,364)
(3,331,774)	(5,822,220)	976,610	20,812	1,340,521	672,146

(4,384,340)	(6,557,224)	903,625	(54,845)	647,981	926,403

3,079,714	3,928,602	1,105,349	137,321	2,001,766	2,337,005

37,194,014	33,265,412	724,413	587,092	12,164,005	9,827,000

$40,273,728	$37,194,014	$1,829,762	$724,413	$14,165,771	$12,164,005

29

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Aggressive Trust		Lifestyle Balanced Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$136,440	$65,707	$1,968,911	$3,138,022

Total investment income	136,440	65,707	1,968,911	3,138,022
Expenses:
Mortality and expense risk	9,492	9,236	152,351	135,311

Net investment income (loss)	126,948	56,471	1,816,560	3,002,711

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	46,956
Net realized gains (losses)	(658,451)	(957,203)	1,543,670	(4,028,250)

Realized gains (losses)	(658,451)	(957,203)	1,543,670	(3,981,294)
Unrealized appreciation (depreciation) during the period	1,603,072	2,739,756	4,742,421	17,124,526

Net increase (decrease) in assets from operations	1,071,569	1,839,024	8,102,651	16,145,943

Changes from principal transactions:
Transfer of net premiums	811,522	708,562	4,734,128	4,772,617
Transfer on terminations	(573,745)	(406,508)	(12,028,699)	(6,110,094)
Transfer on policy loans	(5,995)	44	(47,682)	(530,961)
Net interfund transfers	(871,844)	60,793	(7,482,148)	13,082,740

Net increase (decrease) in assets from principal transactions	(640,062)	362,891	(14,824,401)	11,214,302

Total increase (decrease) in assets	431,507	2,201,915	(6,721,750)	27,360,245

Assets, beginning of period	7,090,226	4,888,311	80,535,265	53,175,020

Assets, end of period	$7,521,733	$7,090,226	$73,813,515	$80,535,265

See accompanying notes.

30

Sub-Account
Lifestyle Conservative Trust		Lifestyle Growth Trust		Lifestyle Moderate Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$129,976	$199,992	$1,040,308	$1,320,630	$79,805	$82,479

129,976	199,992	1,040,308	1,320,630	79,805	82,479

794	198	75,181	61,993	2,536	1,095

129,182	199,794	965,127	1,258,637	77,269	81,384

—	8,494	—	—	—	—
28,194	(88,603)	(1,792,459)	(2,555,148)	(11,468)	(63,950)

28,194	(80,109)	(1,792,459)	(2,555,148)	(11,468)	(63,950)
290,068	587,175	6,258,355	12,497,350	194,164	289,326

447,444	706,860	5,431,023	11,200,839	259,965	306,760

466,461	436,450	3,703,628	3,489,122	219,485	158,800
(573,721)	(433,452)	(2,015,253)	(4,036,686)	(212,114)	(89,306)
(59)	(9,284)	67,471	(179,230)	(39,436)	12,073
579,903	388,178	(6,959,661)	1,096,294	911,369	499,572

472,584	381,892	(5,203,815)	369,500	879,304	581,139

920,028	1,088,752	227,208	11,570,339	1,139,269	887,899

3,958,766	2,870,014	44,742,407	33,172,068	1,921,972	1,034,073

$4,878,794	$3,958,766	$44,969,615	$44,742,407	$3,061,241	$1,921,972

31

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Index Trust		Mid Cap Intersection Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (aq)
Income:
Dividend income distribution	$195,395	$152,295	$210

Total investment income	195,395	152,295	210
Expenses:
Mortality and expense risk	7,554	6,204	124

Net investment income (loss)	187,841	146,091	86

Realized gains (losses) on investments:
Capital gain distributions	—	194,213	—
Net realized gains (losses)	(605,600)	(1,999,969)	282,576

Realized gains (losses)	(605,600)	(1,805,756)	282,576
Unrealized appreciation (depreciation) during the period	3,979,034	5,853,891	14,983

Net increase (decrease) in assets from operations	3,561,275	4,194,226	297,645

Changes from principal transactions:
Transfer of net premiums	932,233	872,999	9,493
Transfer on terminations	(1,583,801)	(1,521,129)	(65,486)
Transfer on policy loans	29,293	45,590	(173)
Net interfund transfers	462,723	1,109,229	(263,465)

Net increase (decrease) in assets from principal transactions	(159,552)	506,689	(319,631)

Total increase (decrease) in assets	3,401,723	4,700,915	(21,986)

Assets, beginning of period	16,600,576	11,899,661	21,986

Assets, end of period	$20,002,299	$16,600,576	—

(aq)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.
(ar)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.

See accompanying notes.

32

Sub-Account
Mid Cap Stock Trust		Mid Cap Value Trust	Mid Value Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$27	—	$60,443	$795,930	$215,076

27	—	60,443	795,930	215,076

48,409	44,474	1,516	44,498	33,735

(48,382)	(44,474)	58,927	751,432	181,341

—	—	—	142,586	—
(723,396)	(7,279,831)	(3,790,291)	(827,707)	(5,388,186)

(723,396)	(7,279,831)	(3,790,291)	(685,121)	(5,388,186)
7,686,406	15,509,731	3,941,882	5,737,526	17,538,321

6,914,628	8,185,426	210,518	5,803,837	12,331,476

1,104,841	1,469,236	137,628	1,045,952	1,420,426
(2,926,486)	(2,806,356)	(81,158)	(3,505,229)	(2,159,855)
(23,329)	(369,527)	7,776	(180,262)	(81,217)
(3,807,002)	(2,219,054)	(5,121,314)	(2,261,040)	923,487

(5,651,976)	(3,925,701)	(5,057,068)	(4,900,579)	102,841

1,262,652	4,259,725	(4,846,550)	903,258	12,434,317

34,765,547	30,505,822	4,846,550	38,649,834	26,215,517

$36,028,199	$34,765,547	—	$39,553,092	$38,649,834

33

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Money Market Trust B		Natural Resources Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$80,470	$1,653,799	$172,481	$222,785

Total investment income	80,470	1,653,799	172,481	222,785
Expenses:
Mortality and expense risk	119,575	923,641	18,300	16,098

Net investment income (loss)	(39,105)	730,158	154,181	206,687

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	5,970,651
Net realized gains (losses)	—	—	(829,770)	(15,023,775)

Realized gains (losses)	—	—	(829,770)	(9,053,124)
Unrealized appreciation (depreciation) during the period	—	—	3,807,099	17,317,512

Net increase (decrease) in assets from operations	(39,105)	730,158	3,131,510	8,471,075

Changes from principal transactions:
Transfer of net premiums	18,572,442	30,102,974	1,031,598	1,059,355
Transfer on terminations	(45,946,163)	(84,843,596)	(1,865,797)	(2,274,252)
Transfer on policy loans	(2,040,308)	(5,694,372)	(1,501)	235,615
Net interfund transfers	31,291,668	(143,533,513)	(661,505)	3,892,748

Net increase (decrease) in assets from principal transactions	1,877,639	(203,968,507)	(1,497,205)	2,913,466

Total increase (decrease) in assets	1,838,534	(203,238,349)	1,634,305	11,384,541

Assets, beginning of period	154,283,738	357,522,087	26,305,357	14,920,816

Assets, end of period	$156,122,272	$154,283,738	$27,939,662	$26,305,357

(d)	Terminated as an investment option and funds transferred to International Value Trust on May 3, 2010.

See accompanying notes.

34

Sub-Account
Optimized All Cap Trust		Optimized Value Trust		Overseas Equity Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (d)	Year Ended Dec. 31/09

$580,701	$628,649	$19,919	$26,238	$266,852	$806,661

580,701	628,649	19,919	26,238	266,852	806,661

139,185	128,107	28	37	23,769	64,470

441,516	500,542	19,891	26,201	243,083	742,191

—	—	—	—	—	—
(2,186,454)	(5,177,714)	(307,064)	(224,445)	(9,123,689)	(3,812,153)

(2,186,454)	(5,177,714)	(307,064)	(224,445)	(9,123,689)	(3,812,153)
10,431,586	16,018,175	427,166	476,746	8,476,380	13,185,461

8,686,648	11,341,003	139,993	278,502	(404,226)	10,115,499

2,952,479	3,027,267	36,698	65,674	314,601	1,333,717
(4,913,596)	(5,290,138)	(115,615)	(56,119)	(743,846)	(2,934,240)
285,018	(192,393)	(2,889)	10,904	4,938	(290,883)
(3,589,590)	(3,702,558)	(369,131)	(172,051)	(42,613,442)	(1,498,329)

(5,265,689)	(6,157,822)	(450,937)	(151,592)	(43,037,749)	(3,389,735)

3,420,959	5,183,181	(310,944)	126,910	(43,441,975)	6,725,764

49,112,482	43,929,301	1,323,423	1,196,513	43,441,975	36,716,211

$52,533,441	$49,112,482	$1,012,479	$1,323,423	—	$43,441,975

35

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Pacific Rim Trust		Real Estate Securities Trust
	Year Ended Dec. 31/10 (e)	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$16,783	$40,941	$872,749	$1,130,764

Total investment income	16,783	40,941	872,749	1,130,764
Expenses:
Mortality and expense risk	1,543	7,579	32,848	24,166

Net investment income (loss)	15,240	33,362	839,901	1,106,598

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(238,443)	(671,293)	(4,800,824)	(19,581,076)

Realized gains (losses)	(238,443)	(671,293)	(4,800,824)	(19,581,076)
Unrealized appreciation (depreciation) during the period	290,207	1,868,763	15,161,948	27,628,718

Net increase (decrease) in assets from operations	67,004	1,230,832	11,201,025	9,154,240

Changes from principal transactions:
Transfer of net premiums	36,160	181,486	1,537,509	1,886,264
Transfer on terminations	(43,707)	(360,119)	(4,167,273)	(2,148,638)
Transfer on policy loans	—	(34)	(152,024)	(46,239)
Net interfund transfers	(3,689,041)	(827,303)	1,346,881	(3,784,479)

Net increase (decrease) in assets from principal transactions	(3,696,588)	(1,005,970)	(1,434,907)	(4,093,092)

Total increase (decrease) in assets	(3,629,584)	224,862	9,766,118	5,061,148

Assets, beginning of period	3,629,584	3,404,722	40,631,067	35,569,919

Assets, end of period	—	$3,629,584	$50,397,185	$40,631,067

(e)	Terminated as an investment option and funds transferred to International Equity Index A Trust on May 3, 2010.
(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

See accompanying notes.

36

Sub-Account
Real Return Bond Trust		Science & Technology Trust		Short Term Government Income Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (a)

$1,506,645	$869,200	$3	—	$443,071

1,506,645	869,200	3	—	443,071

6,906	2,333	5,976	5,248	25,715

1,499,739	866,867	(5,973)	(5,248)	417,356

—	491,445	—	—	6,063
(20,587)	(729,487)	247,237	263,194	56,648

(20,587)	(238,042)	247,237	263,194	62,711
(321,538)	943,309	678,275	906,362	(39,996)

1,157,614	1,572,134	919,539	1,164,308	440,071

756,863	685,770	111,514	118,010	322,017
(1,728,919)	(571,956)	(237,482)	(122,257)	(2,158,329)
(2,874)	14,458	(28,307)	425	(55,977)
945,903	1,258,220	1,698,055	779,057	30,221,981

(29,027)	1,386,492	1,543,780	775,235	28,329,692

1,128,587	2,958,626	2,463,319	1,939,543	28,769,763

11,643,315	8,684,689	2,668,811	729,268	—

$12,771,902	$11,643,315	$5,132,130	$2,668,811	$28,769,763

37

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Short-Term Bond Trust		Small Cap Growth Trust
	Year Ended Dec. 31/10 (f)	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$482,902	$1,374,477	—	—

Total investment income	482,902	1,374,477	—	—
Expenses:
Mortality and expense risk	11,884	32,266	84,179	72,015

Net investment income (loss)	471,018	1,342,211	(84,179)	(72,015)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(1,918,001)	(2,988,382)	(147,762)	(3,355,402)

Realized gains (losses)	(1,918,001)	(2,988,382)	(147,762)	(3,355,402)
Unrealized appreciation (depreciation) during the period	2,517,790	6,172,809	8,958,979	14,372,180

Net increase (decrease) in assets from operations	1,070,807	4,526,638	8,727,038	10,944,763

Changes from principal transactions:
Transfer of net premiums	225,520	1,110,616	1,589,948	1,918,132
Transfer on terminations	(482,852)	(2,082,400)	(3,334,038)	(2,397,970)
Transfer on policy loans	(6,236)	(20,272)	(62,532)	(156,699)
Net interfund transfers	(27,246,700)	(1,549,488)	(2,647,201)	(2,765,790)

Net increase (decrease) in assets from principal transactions	(27,510,268)	(2,541,544)	(4,453,823)	(3,402,327)

Total increase (decrease) in assets	(26,439,461)	1,985,094	4,273,215	7,542,436

Assets, beginning of period	26,439,461	24,454,367	42,830,481	35,288,045

Assets, end of period	—	$26,439,461	$47,103,696	$42,830,481

(f)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

See accompanying notes.

38

Sub-Account
Small Cap Index Trust		Small Cap Opportunities Trust		Small Cap Value Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$83,487	$104,339	—	—	$285,547	$408,407

83,487	104,339	—	—	285,547	408,407

6,447	5,562	2,031	1,012	43,708	34,864

77,040	98,777	(2,031)	(1,012)	241,839	373,543

—	368,198	—	—	—	—
(245,475)	(2,422,011)	407,634	(108,348)	(494,731)	(10,772,718)

(245,475)	(2,053,813)	407,634	(108,348)	(494,731)	(10,772,718)
3,743,170	4,750,589	1,153,265	1,311,810	16,523,449	25,597,928

3,574,735	2,795,553	1,558,868	1,202,450	16,270,557	15,198,753

597,174	492,694	285,025	157,372	1,786,007	2,276,869
(588,441)	(411,385)	(601,212)	(218,895)	(3,826,128)	(3,357,883)
(30,213)	6,273	146,494	73,988	(114,624)	(353,894)
(399,054)	(1,633,312)	3,796,889	4,273,165	(4,098,948)	(7,061,565)

(420,534)	(1,545,730)	3,627,196	4,285,630	(6,253,693)	(8,496,473)

3,154,201	1,249,823	5,186,064	5,488,080	10,016,864	6,702,280

13,420,472	12,170,649	6,320,549	832,469	66,940,837	60,238,557

$16,574,673	$13,420,472	$11,506,613	$6,320,549	$76,957,701	$66,940,837

39

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Company Trust	Small Company Value Trust
	Year Ended Dec. 31/09 (as)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$1,245	$68,699	$16,367

Total investment income	1,245	68,699	16,367
Expenses:
Mortality and expense risk	31	4,426	2,553

Net investment income (loss)	1,214	64,273	13,814

Realized gains (losses) on investments:
Capital gain distributions	—	—	422,887
Net realized gains (losses)	(381,645)	171,742	(826,210)

Realized gains (losses)	(381,645)	171,742	(403,323)
Unrealized appreciation (depreciation) during the period	372,441	818,313	1,508,058

Net increase (decrease) in assets from operations	(7,990)	1,054,328	1,118,549

Changes from principal transactions:
Transfer of net premiums	10,494	195,387	225,891
Transfer on terminations	(7,702)	(576,597)	(452,643)
Transfer on policy loans	93	(38,321)	(91,356)
Net interfund transfers	(448,147)	(896,471)	1,991,198

Net increase (decrease) in assets from principal transactions	(445,262)	(1,316,002)	1,673,090

Total increase (decrease) in assets	(453,252)	(261,674)	2,791,639

Assets, beginning of period	453,252	5,770,871	2,979,232

Assets, end of period	—	$5,509,197	$5,770,871

(as)	Terminated as an investment option and funds transferred to Small Company Value Trust on May 4, 2009.
(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.
(g)	Terminated as an investment option and funds transferred to Strategic Income Opportunities Trust on November 8, 2010.
(b)	Renamed on May 3, 2010. Previously known as Strategic Income Trust.

See accompanying notes.

40

Sub-Account
Smaller Company Growth Trust		Strategic Bond Trust		Strategic Income Opportunities Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)	Year Ended Dec. 31/10 (g)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/09

—	—	$309,339	$254,207	$654,015	$76,007

—	—	309,339	254,207	654,015	76,007

344	25	2,011	2,126	2,559	1,204

(344)	(25)	307,328	252,081	651,456	74,803

9,598	—	—	—	—	—
37,908	(2,183)	(64,697)	124,806	59,429	(14,724)

47,506	(2,183)	(64,697)	124,806	59,429	(14,724)
134,337	18,441	116,140	413,302	(282,206)	138,066

181,499	16,233	358,771	790,189	428,679	198,145

24,755	7,932	309,520	376,372	135,154	31,195
(42,118)	(1,142)	(1,347,835)	(120,110)	(179,448)	(31,935)
(25,044)	1,331	50,747	(142,110)	66,961	—
1,429,158	361,485	(2,617,568)	(340,823)	5,860,577	627,968

1,386,751	369,606	(3,605,136)	(226,671)	5,883,244	627,228

1,568,250	385,839	(3,246,365)	563,518	6,311,923	825,373

385,839	—	3,246,365	2,682,847	1,488,720	663,347

$1,954,089	$385,839	—	$3,246,365	$7,800,643	$1,488,720

41

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Bond Market Trust B		Total Return Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$1,993,254	$2,209,795	$2,854,681	$3,845,455

Total investment income	1,993,254	2,209,795	2,854,681	3,845,455
Expenses:
Mortality and expense risk	40,836	37,515	27,501	14,743

Net investment income (loss)	1,952,418	2,172,280	2,827,180	3,830,712

Realized gains (losses) on investments:
Capital gain distributions	—	—	1,996,850	4,044,049
Net realized gains (losses)	379,911	42,693	2,308,113	233,839

Realized gains (losses)	379,911	42,693	4,304,963	4,277,888
Unrealized appreciation (depreciation) during the period	523,827	463,132	1,171,789	3,723,273

Net increase (decrease) in assets from operations	2,856,156	2,678,105	8,303,932	11,831,873

Changes from principal transactions:
Transfer of net premiums	1,089,278	1,183,301	3,249,414	3,286,271
Transfer on terminations	(2,258,908)	(3,578,668)	(10,653,475)	(9,641,661)
Transfer on policy loans	(181,555)	(577,035)	(553,168)	(212,121)
Net interfund transfers	(443,424)	(139,051)	16,409,313	18,524,576

Net increase (decrease) in assets from principal transactions	(1,794,609)	(3,111,453)	8,452,084	11,957,065

Total increase (decrease) in assets	1,061,547	(433,348)	16,756,016	23,788,938

Assets, beginning of period	43,934,649	44,367,997	100,285,327	76,496,389

Assets, end of period	$44,996,196	$43,934,649	$117,041,343	$100,285,327

(ay) Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

(az) Terminated as an investment option and funds transferred to High Yield Trust on November 8, 2010.

See accompanying notes.

42

Sub-Account
Total Stock Market Index Trust		U.S. Government Securities Trust		U.S. High Yield Bond Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (ay)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (az)	Year Ended Dec. 31/09

$276,861	$296,443	$22,110	$54,234	$3,194,529	$1,703,787

276,861	296,443	22,110	54,234	3,194,529	1,703,787

20,250	19,536	473	2,362	2,595	4,706

256,611	276,907	21,637	51,872	3,191,934	1,699,081

—	—	71,797	38,964	2,640,669	—
(213,081)	(2,168,185)	(58,589)	(42,333)	(4,153,460)	1,857,086

(213,081)	(2,168,185)	13,208	(3,369)	(1,512,791)	1,857,086
3,131,180	7,049,396	11,799	78,019	(639,721)	3,809,749

3,174,710	5,158,118	46,644	126,522	1,039,422	7,365,916

535,952	1,032,314	42,325	91,298	192,367	514,063
(1,065,914)	(1,522,559)	(39,041)	(782,742)	(980,311)	(2,260,666)
13,659	2,762	—	—	(10,331)	(1,520,885)
(1,686,537)	(1,908,550)	(1,978,383)	1,192,058	(19,517,719)	2,939,518

(2,202,840)	(2,396,033)	(1,975,099)	500,614	(20,315,994)	(327,970)

971,870	2,762,085	(1,928,455)	627,136	(19,276,572)	7,037,946

20,572,232	17,810,147	1,928,455	1,301,319	19,276,572	12,238,626

$21,544,102	$20,572,232	—	$1,928,455	—	$19,276,572

43

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Large Cap Trust	Utilities Trust
	Year Ended Dec. 31/09 (at)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$16,169	$389,221	$501,464

Total investment income	16,169	389,221	501,464
Expenses:
Mortality and expense risk	313	8,466	5,630

Net investment income (loss)	15,856	380,755	495,834

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	(3,090,339)	(1,991,242)	(1,304,886)

Realized gains (losses)	(3,090,339)	(1,991,242)	(1,304,886)
Unrealized appreciation (depreciation) during the period	2,851,647	3,690,124	3,750,523

Net increase (decrease) in assets from operations	(222,836)	2,079,637	2,941,471

Changes from principal transactions:
Transfer of net premiums	18,108	311,328	181,264
Transfer on terminations	(34,933)	(916,517)	(2,209,835)
Transfer on policy loans	3,806	(57,914)	(3,339)
Net interfund transfers	(4,223,367)	1,367,814	3,919,530

Net increase (decrease) in assets from principal transactions	(4,236,386)	704,711	1,887,620

Total increase (decrease) in assets	(4,459,222)	2,784,348	4,829,091

Assets, beginning of period	4,459,222	14,518,141	9,689,050

Assets, end of period	—	$17,302,489	$14,518,141

(at)	Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.

See accompanying notes.

44

Sub-Account
Value Trust		Total
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$97,452	$122,995	$54,013,160	$49,928,084

97,452	122,995	54,013,160	49,928,084

3,886	3,135	1,983,118	2,558,166

93,566	119,860	52,030,042	47,369,918

—	—	6,745,029	28,448,753
(384,300)	(1,369,131)	(68,710,271)	(238,953,008)

(384,300)	(1,369,131)	(61,965,242)	(210,504,255)
2,026,385	3,653,900	282,124,250	623,629,300

1,735,651	2,404,629	272,189,050	460,494,963

687,683	738,759	92,724,668	113,761,060
(564,036)	(595,998)	(191,921,195)	(228,118,556)
81,183	30,764	(5,046,032)	(12,823,877)
(3,637,735)	3,907,235	(21,417,996)	(166,633,911)

(3,432,905)	4,080,760	(125,660,555)	(293,815,284)

(1,697,254)	6,485,389	146,528,495	166,679,679

11,787,482	5,302,093	$2,171,325,496	2,004,645,817

$10,090,228	$11,787,482	$2,317,853,991	$2,171,325,496

45

John Hancock Variable Life Account S

Notes to Financial Statements

December 31, 2010

1.	Organization

John Hancock Variable Life Account S (the “Account”) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) (the “Company” or “JHUSA”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 69 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 5 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2010. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the “Contracts”) issued by the Company.

The Company is a stock life Insurance Company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life Insurance Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As a result of portfolio changes, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Strategic Income Trust	Strategic Income Opportunities Trust	May 3, 2010

The following sub-accounts of the Account were commenced as investment options:

New Funds	Effective Date
American Global Growth Trust	November 8, 2010
American Global Small Capitalization Trust	November 8, 2010
American High-Income Bond Trust	November 8, 2010
International Equity Index Trust A	May 3, 2010
Short Term Government Income Trust	May 3, 2010
Ultra Short Term Bond Trust	November 8, 2010

46

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Fund Transferred To	Effective Date
All Cap Growth Trust	Capital Appreciation Trust	May 3, 2010
Overseas Equity Trust	International Value Trust	May 3, 2010
Pacific Rim Trust	International Equity Index Trust A	May 3, 2010
Short Term Bond Trust	Short Term Government Income Trust	May 3, 2010
Strategic Bond Trust	Strategic Income Opportunities Trust	November 8, 2010
U.S. Government Securities Trust	Short Term Government Income Trust	May 3, 2010
U.S. High Yield Bond Trust	High Yield Trust	November 8, 2010

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

FAS 157 - Fair Value Measurements, which was adopted effective January 1, 2008, is now incorporated into ASC 820 - Fair Value Measurement and Disclosure (“ASC 820”). This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

47

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

• Level 3 – Fair value measurements using significant non-market observable inputs.

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy level, as of December 31, 2010.

Mutual Funds
Level 1	$2,317,853,991
Level 2	—
Level 3	—

$2,317,853,991

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0% and 0.625% of the average net value of the Account’s assets for the assumption of mortality and expense risks.

4.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

48

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2010, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.

5.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

6.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2010 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B	$20,429,551	$54,932,919
Active Bond Trust	9,786,681	7,239,060
All Cap Core Trust	175,139	94,202
All Cap Growth Trust	26,150	748,296
All Cap Value Trust	1,761,920	2,496,935
Alpha Opportunities Trust	30,161	289
American Asset Allocation Trust	785,416	291,478
American Blue Chip Income and Growth Trust	337,066	401,322
American Bond Trust	738,373	2,377,874
American Fundamental Holdings Trust	17,781	137
American Global Diversification Trust	1,579,516	895,930
American Growth Trust	12,661,793	13,549,476
American Growth-Income Trust	583,957	2,656,819
American International Trust	9,719,132	5,613,305
American New World Trust	4,436,512	1,060,227
Balanced Trust	36,978	10,605
Blue Chip Growth Trust	9,382,105	12,786,850
Capital Appreciation Trust	7,777,274	7,182,762
Capital Appreciation Value Trust	1,794,981	861,723
Core Allocation Plus Trust	67,424	1,296

49

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Core Bond Trust	$2,032,429	$3,240,761
Core Diversified Growth & Income Trust	66,420	788
Core Strategy Trust	699,406	1,070
Disciplined Diversification Trust	125,378	794,770
Emerging Markets Value Trust	20,253,179	5,496,165
Equity-Income Trust	22,684,668	31,210,403
Financial Services Trust	931,996	1,505,656
Franklin Templeton Founding Allocation Trust	400,481	851,073
Fundamental Value Trust	821,587	1,345,909
Global Bond Trust	11,988,784	12,483,596
Global Trust	3,301,159	343,455
Health Sciences Trust	2,890,604	2,725,767
High Yield Trust	23,418,054	10,277,724
International Core Trust	2,202,119	3,680,022
International Equity Index Trust A	7,919,427	1,965,463
International Equity Index Trust B	11,590,246	16,772,472
International Opportunities Trust	3,203,098	3,211,089
International Small Company Trust	4,108,617	2,004,578
International Value Trust	51,984,748	8,079,121
Investment Quality Bond Trust	7,416,260	6,930,161
Large Cap Trust	1,793,146	873,828
Large Cap Value Trust	6,394,730	5,583,815
Lifestyle Aggressive Trust	1,538,829	2,051,944
Lifestyle Balanced Trust	9,657,885	22,665,726
Lifestyle Conservative Trust	2,849,018	2,247,251
Lifestyle Growth Trust	5,957,291	10,195,978
Lifestyle Moderate Trust	2,046,081	1,089,507
Mid Cap Index Trust	10,934,995	10,906,705
Mid Cap Stock Trust	5,252,579	10,952,936
Mid Value Trust	4,741,038	8,747,599
Money Market Trust B	159,184,579	157,346,046
Natural Resources Trust	10,561,843	11,904,867
Optimized All Cap Trust	3,448,380	8,272,553
Optimized Value Trust	109,478	540,523
Overseas Equity Trust	1,381,929	44,176,595
Pacific Rim Trust	415,648	4,096,996
Real Estate Securities Trust	12,973,913	13,568,920
Real Return Bond Trust	10,735,387	9,264,674
Science & Technology Trust	2,607,437	1,069,630
Short Term Government Income Trust	33,048,621	4,295,509
Short-Term Bond Trust	3,091,085	30,130,335
Small Cap Growth Trust	5,258,006	9,796,008
Small Cap Index Trust	2,802,388	3,145,882
Small Cap Opportunities Trust	11,845,975	8,220,811
Small Cap Value Trust	12,149,026	18,160,880
Small Company Value Trust	1,642,909	2,894,639
Smaller Company Growth Trust	1,744,049	348,045
Strategic Bond Trust	1,927,692	5,225,500
Strategic Income Opportunities Trust	8,589,141	2,054,441

50

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Total Bond Market Trust B	$8,565,861	$8,408,053
Total Return Trust	60,118,793	46,842,678
Total Stock Market Index Trust	1,792,634	3,738,861
U.S. Government Securities Trust	574,474	2,456,140
U.S. High Yield Bond Trust	10,692,997	25,176,387
Utilities Trust	12,533,594	11,448,128
Value Trust	2,629,271	5,968,610
All Asset Portfolio	5,718,539	4,781,536
Brandes International Equity Trust	13,796,550	19,321,953
Business Opportunity Value Trust	6,646,093	10,382,941
Frontier Capital Appreciation Trust	16,806,350	22,888,598
Large Cap Growth Trust	7,677,500	11,924,206

	$742,402,304	$809,287,782

7.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC, who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risk charges, as described in Note 3, are paid to JHUSA.

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the separate account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHUSA believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

51

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Organizational Change

On December 31, 2009, John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), merged with and into JHUSA. As a result of the merger, JHVLICO ceased to exist and the companies’ property and obligations became the property and obligations of JHUSA.

10.	Subsequent Events

In accordance with the provision set forth in ASC 855 “Subsequent Events” (“ASC 855”) formerly known as FAS 165 “Subsequent Events”, Management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 31, 2011 and has determined that no events have occurred that require additional disclosure.

52

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	500 Index Trust B
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	18,200	20,463	21,981	21,785	22,550
Units issued	699	1,583	2,175	2,834	3,155
Units redeemed	(2,656)	(3,846)	(3,693)	(2,638)	(3,920)

Units, end of period (000’s)	16,243	18,200	20,463	21,981	21,785

Unit value, end of period $	22.06 to 24.18	19.33 to 21.05	15.39 to 16.66	24.66 to 26.53	21.08 to 25.20
Assets, end of period $ (000’s)	360,475	352,933	315,740	537,290	506,217
Investment income ratio*	1.73%	2.21%	2.17%	2.94%	1.14%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	14.14% to 14.85%	25.57% to 26.36%	(37.58%) to (37.19%)	4.60% to 5.25%	14.85% to 15.56%

	Sub-Account
	Active Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,416	1,672	2,146	2,378	3,392
Units issued	231	173	139	329	347
Units redeemed	(258)	(429)	(613)	(561)	(1,361)

Units, end of period (000’s)	1,389	1,416	1,672	2,146	2,378

Unit value, end of period $	25.99 to 57.02	22.96 to 50.05	18.50 to 40.09	20.79 to 44.78	17.72 to 43.05
Assets, end of period $ (000’s)	41,425	36,794	35,824	50,933	54,337
Investment income ratio*	7.68%	7.02%	5.19%	8.62%	2.88%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.21% to 13.91%	24.09% to 24.86%	(11.04%) to (10.48%)	3.39% to 4.03%	3.90% to 4.54%

53

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,627	1,423	684	675	507
Units issued	339	1,267	1,658	301	344
Units redeemed	(376)	(1,063)	(919)	(292)	(176)

Units, end of period (000’s)	1,590	1,627	1,423	684	675

Unit value, end of period $	13.10 to 13.58	11.70 to 12.05	9.70 to 9.93	11.65 to 11.84	10.85 to 10.97
Assets, end of period $ (000’s)	21,532	19,560	14,121	8,096	7,395
Investment income ratio*	6.79%	7.83%	6.21%	6.84%	5.15%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.01% to 12.71%	20.55% to 21.32%	(16.69%) to (16.17%)	7.33% to 8.00%	3.71% to 4.36%

	Sub-Account
	All Cap Core Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	11	4	5	5	15
Units issued	17	7	—	2	9
Units redeemed	(9)	—	(1)	(2)	(19)

Units, end of period (000’s)	19	11	4	5	5

Unit value, end of period $	11.31 to 11.71	10.06 to 10.36	7.87 to 8.05	13.12 to 13.34	12.85 to 12.98
Assets, end of period $ (000’s)	211	107	33	63	67
Investment income ratio*	1.48%	3.01%	1.78%	1.43%	1.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.39% to 13.09%	27.80% to 28.61%	(39.98%) to (39.60%)	2.07% to 2.70%	14.06% to 14.77%

54

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	All Cap Growth Trust
	Year Ended Dec. 31/10 (c)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	71	61	32	33	5
Units issued	2	30	31	15	41
Units redeemed	(73)	(20)	(2)	(16)	(13)

Units, end of period (000’s)	—	71	61	32	33

Unit value, end of period $	9.94 to 10.25	9.51 to 9.80	7.90 to 8.09	13.69 to 13.92	12.29 to 12.42
Assets, end of period $ (000’s)	—	691	487	447	410
Investment income ratio*	0.24%	0.79%	0.42%	0.15%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	4.42% to 4.64%	20.38% to 21.13%	(42.27%) to (41.91%)	11.38% to 12.08%	5.96% to 6.63%

(c)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 3, 2010.

	Sub-Account
	All Cap Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	628	550	312	325	29
Units issued	132	246	359	108	335
Units redeemed	(193)	(168)	(121)	(121)	(39)

Units, end of period (000’s)	567	628	550	312	325

Unit value, end of period $	14.16 to 14.67	12.03 to 12.38	9.56 to 9.78	13.51 to 13.74	12.51 to 12.64
Assets, end of period $ (000’s)	8,237	7,722	5,347	4,271	4,093
Investment income ratio*	0.44%	0.64%	1.25%	1.88%	0.91%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	17.76% to 18.50%	25.80% to 26.59%	(29.24%) to (28.80%)	8.00% to 8.68%	13.11% to 13.82%

55

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Alpha Opportunities Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	—	—
Units issued	2	1
Units redeemed	—	(1)

Units, end of period (000’s)	2	—

Unit value, end of period $	14.74 to 14.89	12.68 to 12.73
Assets, end of period $ (000’s)	32	—
Investment income ratio*	0.87%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.24% to 16.98%	26.79% to 27.31%

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	American Asset Allocation Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)
Units, beginning of period	63	—
Units issued	78	93
Units redeemed	(33)	(30)

Units, end of period (000’s)	108	63

Unit value, end of period $	10.06	8.98
Assets, end of period $ (000’s)	1,093	563
Investment income ratio*	3.40%	2.36%
Expense ratio lowest to highest**	0.00%	0.00%
Total return lowest to highest***	12.07%	23.61%

(t)	Fund available in prior year but no activity.

56

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American Blue Chip Income and Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	182	179	173	117	8
Units issued	29	49	40	82	150
Units redeemed	(37)	(46)	(34)	(26)	(41)

Units, end of period (000’s)	174	182	179	173	117

Unit value, end of period $	11.51 to 11.92	10.34 to 10.64	8.17 to 8.36	12.99 to 13.21	12.86 to 12.99
Assets, end of period $ (000’s)	2,070	1,934	1,495	2,283	1,519
Investment income ratio*	1.28%	1.74%	4.22%	3.06%	0.36%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.32% to 12.02%	26.55% to 27.32%	(37.11%) to (36.72%)	1.02% to 1.65%	16.27% to 16.99%

	Sub-Account
	American Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (t)
Units, beginning of period	251	221	194	25	—
Units issued	60	85	58	184	221
Units redeemed	(204)	(55)	(31)	(15)	(196)

Units, end of period (000’s)	107	251	221	194	25

Unit value, end of period $	11.54 to 11.92	10.95 to 11.24	9.82 to 10.02	10.95 to 11.10	10.70 to 10.78
Assets, end of period $ (000’s)	1,271	2,780	2,189	2,131	274
Investment income ratio*	1.46%	2.63%	9.78%	5.06%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.37% to 6.02%	11.51% to 12.21%	(10.28%) to (9.72%)	2.32% to 2.96%	5.90% to 6.57%

(t)	Fund available in prior year but no activity.

57

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American Fundamental Holdings Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	1	—
Units issued	1	1
Units redeemed	—	—

Units, end of period (000’s)	2	1

Unit value, end of period $	13.02 to 13.15	11.87 to 11.92
Assets, end of period $ (000’s)	25	7
Investment income ratio*	3.23%	2.58%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.67% to 10.36%	18.72% to 19.20%

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	American Global Diversification Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	3	—
Units issued	116	146
Units redeemed	(65)	(143)

Units, end of period (000’s)	54	3

Unit value, end of period $	14.03 to 14.18	12.54 to 12.59
Assets, end of period $ (000’s)	771	39
Investment income ratio*	4.35%	0.11%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.87% to 12.57%	25.42% to 25.94%

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

58

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	2,859	2,008	1,732	1,878	776
Units issued	1,047	2,023	996	1,718	1,384
Units redeemed	(1,176)	(1,172)	(720)	(1,864)	(282)

Units, end of period (000’s)	2,730	2,859	2,008	1,732	1,878

Unit value, end of period $	13.01 to 13.48	11.08 to 11.40	8.03 to 8.21	14.47 to 14.71	13.01 to 13.15
Assets, end of period $ (000’s)	36,695	32,514	16,441	25,432	24,649
Investment income ratio*	0.36%	0.27%	1.95%	1.18%	0.26%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	17.51% to 18.24%	38.01% to 38.87%	(44.55%) to (44.20%)	11.25% to 11.94%	9.11% to 9.80%

	Sub-Account
	American Growth-Income Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	699	332	310	221	185
Units issued	48	476	60	1,380	124
Units redeemed	(255)	(109)	(38)	(1,291)	(88)

Units, end of period (000’s)	492	699	332	310	221

Unit value, end of period $	11.46 to 11.87	10.38 to 10.69	7.99 to 8.17	12.98 to 13.20	12.48 to 12.61
Assets, end of period $ (000’s)	5,787	7,428	2,692	4,074	2,779
Investment income ratio*	0.94%	1.45%	2.22%	2.03%	1.02%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.36% to 11.06%	29.98% to 30.79%	(38.46%) to (38.08%)	4.00% to 4.64%	14.08% to 14.80%

59

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American International Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,923	1,874	976	830	341
Units issued	657	1,240	1,334	411	1,052
Units redeemed	(397)	(1,191)	(436)	(265)	(563)

Units, end of period (000’s)	2,183	1,923	1,874	976	830

Unit value, end of period $	14.92 to 15.45	14.04 to 14.46	9.91 to 10.14	17.31 to 17.60	14.56 to 14.72
Assets, end of period $ (000’s)	33,638	27,722	18,951	17,112	12,189
Investment income ratio*	1.70%	1.15%	5.51%	2.41%	0.69%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.22% to 6.88%	41.70% to 42.58%	(42.73%) to (42.37%)	18.84% to 19.58%	17.79% to 18.54%

	Sub-Account
	American New World Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	55	—
Units issued	301	68
Units redeemed	(76)	(13)

Units, end of period (000’s)	280	55

Unit value, end of period $	15.52 to 15.69	13.30 to 13.36
Assets, end of period $ (000’s)	4,382	729
Investment income ratio*	2.79%	1.45%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.69% to 17.43%	33.03% to 33.58%

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

60

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

Sub-Account
Balanced Trust
Year Ended Dec. 31/10 (t)
Units, beginning of period	—
Units issued	3
Units redeemed	(1)

Units, end of period (000’s)	2

Unit value, end of period $	13.28 to 13.41
Assets, end of period $ (000’s)	29
Investment income ratio*	1.28%
Expense ratio lowest to highest**	0.00% to 0.63%
Total return lowest to highest***	11.94% to 12.63%

(t)	Fund available in prior year but no activity.

	Sub-Account
	Blue Chip Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	3,853	4,206	4,372	4,525	4,906
Units issued	376	294	369	1,451	417
Units redeemed	(529)	(647)	(535)	(1,604)	(798)

Units, end of period (000’s)	3,700	3,853	4,206	4,372	4,525

Unit value, end of period $	25.83 to 65.97	22.36 to 56.75	15.74 to 39.69	27.55 to 69.05	16.49 to 61.21
Assets, end of period $ (000’s)	86,878	78,242	61,013	114,906	104,836
Investment income ratio*	0.09%	0.19%	0.39%	0.80%	0.25%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.53% to 16.25%	42.08% to 42.97%	(42.88%) to (42.52%)	12.11% to 12.81%	8.90% to 9.59%

61

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	3,821	4,419	4,795	4,688	4,493
Units issued	386	521	1,019	1,108	806
Units redeemed	(724)	(1,119)	(1,395)	(1,001)	(611)

Units, end of period (000’s)	3,483	3,821	4,419	4,795	4,688

Unit value, end of period $	26.69 to 29.30	25.67 to 28.01	20.62 to 22.36	34.49 to 37.17	32.13 to 34.84
Assets, end of period $ (000’s)	99,778	104,544	96,474	173,897	157,312
Investment income ratio*	3.27%	2.41%	3.28%	2.04%	1.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.96% to 4.61%	24.50% to 25.28%	(40.22%) to (39.84%)	7.34% to 8.01%	25.99% to 26.78%

	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	2,052	1,987	1,535	1,463	1,238
Units issued	496	662	809	449	344
Units redeemed	(828)	(597)	(357)	(377)	(119)

Units, end of period (000’s)	1,720	2,052	1,987	1,535	1,463

Unit value, end of period $	13.64 to 14.41	12.56 to 13.18	10.15 to 10.58	15.59 to 16.15	14.88 to 15.32
Assets, end of period $ (000’s)	24,713	27,001	20,983	24,734	22,358
Investment income ratio*	0.77%	0.85%	0.05%	0.71%	0.55%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.59% to 9.27%	23.80% to 24.59%	(34.89%) to (34.48%)	4.78% to 5.44%	13.18% to 13.89%

62

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	2,815	2,457	2,617	3,046	843
Units issued	629	881	814	378	3,499
Units redeemed	(578)	(523)	(974)	(807)	(1,296)

Units, end of period (000’s)	2,866	2,815	2,457	2,617	3,046

Unit value, end of period $	13.40 to 13.88	12.05 to 12.41	8.52 to 8.72	13.66 to 13.89	12.30 to 12.43
Assets, end of period $ (000’s)	39,435	34,648	21,273	36,165	37,751
Investment income ratio*	0.19%	0.33%	0.50%	0.37%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.19% to 11.88%	41.46% to 42.35%	(37.63%) to (37.24%)	11.00% to 11.70%	1.73% to 2.38%

	Sub-Account
	Capital Appreciation Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (x)
Units, beginning of period	163	3	—
Units issued	150	166	3
Units redeemed	(90)	(6)	—

Units, end of period (000’s)	223	163	3

Unit value, end of period $	10.79	9.47	7.27
Assets, end of period $ (000’s)	2,397	1,538	20
Investment income ratio*	1.87%	11.49%	1.49%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	13.91%	30.26%	(27.31%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

63

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

Sub-Account
Core Allocation Plus Trust
Year Ended Dec. 31/10 (t)
Units, beginning of period	—
Units issued	8
Units redeemed	—

Units, end of period (000’s)	8

Unit value, end of period $	9.58
Assets, end of period $ (000’s)	71
Investment income ratio*	1.86%
Expense ratio lowest to highest**	0.00%
Total return lowest to highest***	10.57%

(t)	Fund available in prior year but no activity.

Sub-Account
Core Diversified Growth & Income Trust
Year Ended Dec. 31/10 (t)
Units, beginning of period	—
Units issued	5
Units redeemed	—

Units, end of period (000’s)	5

Unit value, end of period $	13.41 to 13.55
Assets, end of period $ (000’s)	68
Investment income ratio*	7.50%
Expense ratio lowest to highest**	0.00% to 0.63%
Total return lowest to highest***	10.23% to 10.92%

(t)	Fund available in prior year but no activity.

64

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Core Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	792	329	261	114	39
Units issued	124	627	293	211	80
Units redeemed	(239)	(164)	(225)	(64)	(5)

Units, end of period (000’s)	677	792	329	261	114

Unit value, end of period $	13.11 to 13.58	12.31 to 12.67	11.26 to 11.53	10.97 to 11.15	10.37 to 10.48
Assets, end of period $ (000’s)	9,164	10,009	3,786	2,909	1,197
Investment income ratio*	2.45%	4.06%	5.45%	8.95%	2.20%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.51% to 7.17%	9.26% to 9.93%	2.71% to 3.36%	5.70% to 6.36%	3.10% to 3.76%

	Sub-Account
	Core Strategy Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)
Units, beginning of period	3	—
Units issued	67	11
Units redeemed	—	(8)

Units, end of period (000’s)	70	3

Unit value, end of period $	10.32	9.17
Assets, end of period $ (000’s)	723	25
Investment income ratio*	21.84%	2.94%
Expense ratio lowest to highest**	0.00%	0.00%
Total return lowest to highest***	12.57%	21.93%

(au)	Renamed on May 4, 2009. Previously known as Index Allocation Trust; available in prior year but no activity.

65

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Disciplined Diversification Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)
Units, beginning of period	149	—
Units issued	12	149
Units redeemed	(78)	—

Units, end of period (000’s)	83	149

Unit value, end of period $	10.42	9.19
Assets, end of period $ (000’s)	863	1,367
Investment income ratio*	0.96%	17.79%
Expense ratio lowest to highest**	0.00%	0.00%
Total return lowest to highest***	13.45%	27.27%

(t)	Fund available in prior year but no activity.

	Sub-Account
	Emerging Markets Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (s)
Units, beginning of period	1,302	978	336	—
Units issued	1,543	1,469	786	379
Units redeemed	(462)	(1,145)	(144)	(43)

Units, end of period (000’s)	2,383	1,302	978	336

Unit value, end of period $	13.97 to 14.29	11.42 to 11.61	5.71 to 5.77	11.94 to 11.99
Assets, end of period $ (000’s)	34,013	15,110	5,637	4,030
Investment income ratio*	1.61%	0.16%	4.09%	1.29%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	22.34% to 23.11%	100.12% to 101.36%	(52.23%) to (51.92%)	19.44% to 19.94%

(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

66

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Equity-Income Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	5,175	5,774	6,590	6,974	7,842
Units issued	823	693	863	1,122	1,191
Units redeemed	(1,234)	(1,292)	(1,679)	(1,506)	(2,059)

Units, end of period (000’s)	4,764	5,175	5,774	6,590	6,974

Unit value, end of period $	25.66 to 28.12	22.41 to 24.40	17.93 to 19.40	28.16 to 30.29	27.41 to 29.30
Assets, end of period $ (000’s)	130,000	122,774	109,191	194,992	199,726
Investment income ratio*	1.98%	2.22%	2.48%	2.94%	1.56%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	14.51% to 15.23%	24.97% to 25.75%	(36.34%) to (35.94%)	2.75% to 3.39%	18.31% to 19.05%

	Sub-Account
	Financial Services Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	257	189	167	123	130
Units issued	74	139	73	101	161
Units redeemed	(132)	(71)	(51)	(57)	(168)

Units, end of period (000’s)	199	257	189	167	123

Unit value, end of period $	10.29 to 18.72	9.23 to 16.68	6.56 to 11.79	11.93 to 21.29	12.87 to 22.83
Assets, end of period $ (000’s)	2,382	2,667	1,406	2,250	1,877
Investment income ratio*	0.31%	0.88%	1.00%	1.56%	0.37%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.50% to 12.22%	40.67% to 41.53%	(44.98%) to (44.63%)	(7.31%) to (6.73%)	22.39% to 23.16%

67

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Franklin Templeton Founding Allocation Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (x)
Units, beginning of period	164	1	—
Units issued	39	164	1
Units redeemed	(89)	(1)	—

Units, end of period (000’s)	114	164	1

Unit value, end of period $	9.89	8.93	6.79
Assets, end of period $ (000’s)	1,139	1,469	8
Investment income ratio*	2.42%	23.94%	8.35%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	10.71%	31.52%	(32.08%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,500	1,748	1,754	1,796	1,770
Units issued	474	415	388	649	425
Units redeemed	(674)	(663)	(394)	(691)	(399)

Units, end of period (000’s)	1,300	1,500	1,748	1,754	1,796

Unit value, end of period $	47.28 to 49.89	37.46 to 39.29	25.37 to 26.44	44.03 to 45.60	33.62 to 42.01
Assets, end of period $ (000’s)	56,174	50,797	40,217	69,656	64,001
Investment income ratio*	0.22%	0.04%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	26.21% to 27.00%	47.68% to 48.61%	(42.39%) to (42.03%)	11.22% to 11.92%	15.62% to 16.35%

68

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Fundamental Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	592	520	453	561	495
Units issued	70	283	329	197	433
Units redeemed	(124)	(211)	(262)	(305)	(367)

Units, end of period (000’s)	538	592	520	453	561

Unit value, end of period $	11.55 to 11.96	10.27 to 10.57	7.84 to 8.02	12.98 to 13.20	12.55 to 12.68
Assets, end of period $ (000’s)	6,404	6,227	4,158	5,959	7,114
Investment income ratio*	1.17%	1.03%	1.10%	1.66%	0.71%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.49% to 13.20%	31.01% to 31.83%	(39.64%) to (39.27%)	3.44% to 4.08%	13.83% to 14.55%

	Sub-Account
	Global Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,515	1,606	1,504	1,344	1,493
Units issued	430	512	590	1,115	356
Units redeemed	(502)	(603)	(488)	(955)	(505)

Units, end of period (000’s)	1,443	1,515	1,606	1,504	1,344

Unit value, end of period $	24.86 to 27.24	22.66 to 24.68	19.76 to 21.38	20.80 to 22.37	18.89 to 20.41
Assets, end of period $ (000’s)	37,594	35,797	32,860	32,352	26,025
Investment income ratio*	3.67%	12.70%	0.58%	7.41%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.71% to 10.40%	14.69% to 15.41%	(5.02%) to (4.42%)	8.93% to 9.61%	4.62% to 5.27%

69

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Global Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	141	144	154	95	33
Units issued	298	71	65	102	87
Units redeemed	(32)	(74)	(75)	(43)	(25)

Units, end of period (000’s)	407	141	144	154	95

Unit value, end of period $	11.38 to 11.79	10.62 to 10.94	8.13 to 8.32	13.52 to 13.75	13.43 to 13.57
Assets, end of period $ (000’s)	4,793	1,536	1,193	2,115	1,286
Investment income ratio*	2.31%	1.59%	2.30%	2.24%	1.33%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.15% to 7.82%	30.65% to 31.47%	(39.86%) to (39.49%)	0.69% to 1.32%	19.68% to 20.42%

	Sub-Account
	Health Sciences Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	484	368	397	406	397
Units issued	173	299	240	128	315
Units redeemed	(169)	(183)	(269)	(137)	(306)

Units, end of period (000’s)	488	484	368	397	406

Unit value, end of period $	17.40 to 18.48	15.12 to 15.96	11.54 to 12.10	16.55 to 17.26	14.15 to 14.66
Assets, end of period $ (000’s)	8,913	7,594	4,411	6,776	5,892
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.09% to 15.81%	31.02% to 31.84%	(30.30%) to (29.86%)	17.00% to 17.73%	7.77% to 8.44%

70

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	High Yield Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,577	1,202	1,333	1,556	1,554
Units issued	860	1,100	340	320	341
Units redeemed	(694)	(725)	(471)	(543)	(339)

Units, end of period (000’s)	1,743	1,577	1,202	1,333	1,556

Unit value, end of period $	14.92 to 16.15	13.20 to 14.20	8.60 to 9.19	12.27 to 13.03	12.14 to 12.82
Assets, end of period $ (000’s)	27,626	21,989	10,820	17,063	19,526
Investment income ratio*	48.58%	12.49%	9.40%	12.67%	6.47%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.03% to 13.75%	53.54% to 54.51%	(29.92%) to (29.48%)	1.02% to 1.64%	9.77% to 10.48%

	Sub-Account
	International Core Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)
Units, beginning of period	872	872	720	696	50
Units issued	173	292	209	62	808
Units redeemed	(320)	(292)	(57)	(38)	(162)

Units, end of period (000’s)	725	872	872	720	696

Unit value, end of period $	12.76 to 13.22	11.71 to 12.05	9.93 to 10.16	16.27 to 16.55	14.69 to 14.84
Assets, end of period $ (000’s)	9,561	10,500	8,851	11,891	10,325
Investment income ratio*	1.98%	2.40%	5.72%	2.30%	0.62%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.98% to 9.67%	17.89% to 18.62%	(38.96%) to (38.58%)	10.78% to 11.46%	24.04% to 24.81%

(h)	Renamed on May 1, 2006. Previously known as International Stock Trust.

71

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

Sub-Account
International Equity Index Trust A
Year Ended Dec. 31/10 (a)
Units, beginning of period	—
Units issued	679
Units redeemed	(200)

Units, end of period (000’s)	479

Unit value, end of period $	11.03 to 11.08
Assets, end of period $ (000’s)	5,309
Investment income ratio*	2.53%
Expense ratio lowest to highest**	0.00% to 0.63%
Total return lowest to highest***	10.30% to 10.76%

(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

	Sub-Account
	International Equity Index Trust B
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	5,494	6,401	5,181	4,427	3,842
Units issued	329	495	2,011	1,188	1,439
Units redeemed	(767)	(1,402)	(791)	(434)	(854)

Units, end of period (000’s)	5,056	5,494	6,401	5,181	4,427

Unit value, end of period $	23.07 to 41.02	20.83 to 36.81	15.10 to 26.52	27.32 to 47.69	21.17 to 41.18
Assets, end of period $ (000’s)	124,927	120,140	102,439	156,150	110,564
Investment income ratio*	2.55%	3.72%	3.01%	5.13%	0.75%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.74% to 11.43%	37.94% to 38.80%	(44.73%) to (44.38%)	15.10% to 15.82%	26.32% to 27.11%

72

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	International Opportunities Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	809	969	993	405	336
Units issued	245	244	542	707	418
Units redeemed	(252)	(404)	(566)	(119)	(349)

Units, end of period (000’s)	802	809	969	993	405

Unit value, end of period $	13.83 to 14.33	12.23 to 12.59	8.95 to 9.16	18.20 to 18.51	15.25 to 15.41
Assets, end of period $ (000’s)	11,456	10,154	8,853	18,343	6,233
Investment income ratio*	1.48%	1.08%	1.35%	2.56%	0.58%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.04% to 13.75%	36.65% to 37.49%	(50.82%) to (50.51%)	19.35% to 20.10%	23.20% to 23.96%

	Sub-Account
	International Small Company Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)
Units, beginning of period	672	—
Units issued	369	891
Units redeemed	(196)	(219)

Units, end of period (000’s)	845	672

Unit value, end of period $	11.98 to 12.07	9.83 to 9.84
Assets, end of period $ (000’s)	10,206	6,617
Investment income ratio*	3.14%	0.72%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	21.86% to 22.62%	(1.67%) to (1.59%)

(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

73

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	International Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	782	725	788	1,166	328
Units issued	4,154	236	257	311	1,078
Units redeemed	(661)	(179)	(320)	(689)	(240)

Units, end of period (000’s)	4,275	782	725	788	1,166

Unit value, end of period $	12.96 to 13.43	12.08 to 12.43	8.94 to 9.15	15.68 to 15.95	14.40 to 14.55
Assets, end of period $ (000’s)	56,878	9,642	6,583	12,506	16,930
Investment income ratio*	2.81%	2.62%	3.81%	3.95%	1.26%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.32% to 8.00%	35.10% to 35.94%	(43.00%) to (42.64%)	8.93% to 9.61%	28.79% to 29.61%

	Sub-Account
	Investment Quality Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	724	482	1,998	2,227	12
Units issued	546	525	167	217	2,236
Units redeemed	(543)	(283)	(1,683)	(446)	(21)

Units, end of period (000’s)	727	724	482	1,998	2,227

Unit value, end of period $	12.80 to 13.26	11.98 to 12.33	10.72 to 10.97	10.96 to 11.15	10.39 to 10.50
Assets, end of period $ (000’s)	9,557	8,883	5,268	21,995	23,171
Investment income ratio*	5.13%	5.25%	2.72%	9.22%	0.29%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.87% to 7.54%	11.74% to 12.43%	(2.23%) to (1.61%)	5.56% to 6.23%	3.00% to 3.64%

74

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Large Cap Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,823	2,234	2,272	2,114	2,164
Units issued	339	392	998	506	429
Units redeemed	(564)	(803)	(1,036)	(348)	(479)

Units, end of period (000’s)	1,598	1,823	2,234	2,272	2,114

Unit value, end of period $	25.74 to 28.27	21.05 to 22.97	15.42 to 16.72	30.40 to 32.76	22.61 to 26.76
Assets, end of period $ (000’s)	40,274	37,194	33,265	66,742	50,791
Investment income ratio*	0.38%	0.65%	0.02%	0.41%	0.59%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	22.30% to 23.06%	36.54% to 37.41%	(49.29%) to (48.97%)	21.67% to 22.43%	7.84% to 8.52%

(aw)	Renamed on November 16, 2009. Previously known as Turner Core Growth Trust.

	Sub-Account
	Large Cap Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	72	76	65	28	7
Units issued	166	28	51	64	103
Units redeemed	(80)	(32)	(40)	(27)	(82)

Units, end of period (000’s)	158	72	76	65	28

Unit value, end of period $	11.28 to 11.69	9.97 to 10.27	7.66 to 7.84	12.75 to 12.96	12.63 to 12.77
Assets, end of period $ (000’s)	1,830	724	587	840	356
Investment income ratio*	1.57%	1.92%	1.30%	1.07%	0.19%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.13% to 13.84%	30.20% to 31.02%	(39.93%) to (39.55%)	0.90% to 1.53%	13.67% to 14.38%

75

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Large Cap Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,226	1,096	1,275	926	1,956
Units issued	626	564	370	688	468
Units redeemed	(554)	(434)	(549)	(339)	(1,498)

Units, end of period (000’s)	1,298	1,226	1,096	1,275	926

Unit value, end of period $	10.57 to 10.95	9.67 to 9.96	8.79 to 9.00	13.80 to 14.03	13.30 to 13.43
Assets, end of period $ (000’s)	14,166	12,164	9,827	17,844	12,424
Investment income ratio*	1.27%	1.78%	1.57%	1.13%	0.66%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.28% to 9.97%	10.01% to 10.68%	(36.29%) to (35.89%)	3.80% to 4.45%	15.30% to 16.03%

	Sub-Account
	Lifestyle Aggressive Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (k)
Units, beginning of period	626	586	620	366	47
Units issued	120	192	242	318	430
Units redeemed	(175)	(152)	(276)	(64)	(111)

Units, end of period (000’s)	571	626	586	620	366

Unit value, end of period $	12.83 to 13.29	11.08 to 11.41	8.22 to 8.41	14.26 to 14.50	13.21 to 13.34
Assets, end of period $ (000’s)	7,522	7,090	4,888	8,952	4,869
Investment income ratio*	1.99%	1.16%	1.67%	9.62%	4.07%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.77% to 16.50%	34.84% to 35.70%	(42.36%) to (42.00%)	7.99% to 8.66%	14.76% to 15.48%

(k)	Renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

76

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (l)
Units, beginning of period	6,856	5,928	1,261	1,018	179
Units issued	630	2,424	5,219	512	1,040
Units redeemed	(1,844)	(1,496)	(552)	(269)	(201)

Units, end of period (000’s)	5,642	6,856	5,928	1,261	1,018

Unit value, end of period $	12.79 to 13.25	11.51 to 11.85	8.85 to 9.06	12.97 to 13.19	12.24 to 12.37
Assets, end of period $ (000’s)	73,814	80,535	53,175	16,569	12,569
Investment income ratio*	2.69%	5.11%	8.77%	7.41%	4.53%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.09% to 11.78%	30.08% to 30.89%	(31.76%) to (31.33%)	5.94% to 6.60%	12.09% to 12.80%

(l)	Renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust.

	Sub-Account
	Lifestyle Conservative Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (o)
Units, beginning of period	326	287	178	149	74
Units issued	215	149	161	38	128
Units redeemed	(173)	(110)	(52)	(9)	(53)

Units, end of period (000’s)	368	326	287	178	149

Unit value, end of period $	12.81 to 13.27	11.80 to 12.15	9.76 to 9.99	11.62 to 11.81	11.09 to 11.21
Assets, end of period $ (000’s)	4,879	3,959	2,870	2,098	1,673
Investment income ratio*	2.64%	5.74%	5.18%	8.26%	4.54%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.57% to 9.25%	20.87% to 21.63%	(15.95%) to (15.43%)	4.69% to 5.35%	7.77% to 8.44%

(o)	Renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.

77

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (m)
Units, beginning of period	3,875	3,823	3,544	2,409	882
Units issued	412	553	918	1,298	1,757
Units redeemed	(832)	(501)	(639)	(163)	(230)

Units, end of period (000’s)	3,455	3,875	3,823	3,544	2,409

Unit value, end of period $	12.70 to 13.16	11.31 to 11.64	8.53 to 8.73	13.53 to 13.76	12.66 to 12.79
Assets, end of period $ (000’s)	44,970	44,742	33,172	48,519	30,723
Investment income ratio*	2.29%	3.49%	2.73%	7.61%	5.11%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.35% to 13.04%	32.49% to 33.33%	(36.93%) to (36.54%)	6.88% to 7.55%	12.88% to 13.58%

(m)	Renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.

	Sub-Account
	Lifestyle Moderate Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	162	111	117	70	31
Units issued	159	69	165	101	93
Units redeemed	(88)	(18)	(171)	(54)	(54)

Units, end of period (000’s)	233	162	111	117	70

Unit value, end of period $	12.71 to 13.17	11.55 to 11.90	9.14 to 9.35	12.13 to 12.33	11.58 to 11.71
Assets, end of period $ (000’s)	3,061	1,922	1,034	1,434	816
Investment income ratio*	3.01%	6.46%	3.92%	8.11%	4.41%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.00% to 10.69%	26.39% to 27.18%	(24.64%) to (24.16%)	4.70% to 5.34%	9.80% to 10.49%

(n)	Renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.

78

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,277	1,251	823	1,265	390
Units issued	752	373	716	488	1,135
Units redeemed	(806)	(347)	(288)	(930)	(260)

Units, end of period (000’s)	1,223	1,277	1,251	823	1,265

Unit value, end of period $	15.61 to 16.48	12.46 to 13.07	9.17 to 9.56	14.50 to 15.02	13.57 to 13.97
Assets, end of period $ (000’s)	20,002	16,601	11,900	12,311	17,611
Investment income ratio*	1.17%	1.17%	1.32%	1.25%	0.52%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	25.27% to 26.06%	35.90% to 36.74%	(36.76%) to (36.36%)	6.88% to 7.55%	9.07% to 9.74%

	Sub-Account
	Mid Cap Stock Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,249	1,426	1,499	1,916	2,533
Units issued	168	308	814	1,694	1,308
Units redeemed	(386)	(485)	(887)	(2,111)	(1,925)

Units, end of period (000’s)	1,031	1,249	1,426	1,499	1,916

Unit value, end of period $	40.41 to 44.84	33.04 to 36.43	25.29 to 27.71	45.24 to 49.27	24.85 to 39.87
Assets, end of period $ (000’s)	36,028	34,766	30,506	58,057	58,595
Investment income ratio*	0.00%	0.00%	0.00%	0.01%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	22.31% to 23.07%	30.65% to 31.47%	(44.10%) to (43.75%)	22.82% to 23.59%	12.95% to 13.66%

79

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Mid Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,899	1,877	2,823	2,812	3,113
Units issued	181	726	357	534	907
Units redeemed	(406)	(704)	(1,303)	(523)	(1,208)

Units, end of period (000’s)	1,674	1,899	1,877	2,823	2,812

Unit value, end of period $	22.26 to 24.10	19.28 to 20.74	13.27 to 14.18	20.43 to 21.71	20.46 to 21.60
Assets, end of period $ (000’s)	39,553	38,650	26,216	60,378	59,849
Investment income ratio*	2.04%	0.68%	1.17%	2.23%	0.31%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.44% to 16.16%	45.36% to 46.27%	(35.08%) to (34.67%)	(0.12%) to 0.51%	19.60% to 20.34%

	Sub-Account
	Money Market Trust B
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	9,456	19,383	10,592	9,248	7,822
Units issued	9,920	8,888	20,320	16,249	13,898
Units redeemed	(9,858)	(18,815)	(11,529)	(14,905)	(12,472)

Units, end of period (000’s)	9,518	9,456	19,383	10,592	9,248

Unit value, end of period $	16.21 to 17.35	16.30 to 17.34	16.33 to 17.26	16.09 to 16.90	14.00 to 21.40
Assets, end of period $ (000’s)	156,122	154,284	357,522	172,545	147,013
Investment income ratio*	0.05%	0.51%	1.96%	4.71%	4.62%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.57%) to 0.03%	(0.15%) to 0.47%	1.48% to 2.12%	4.18% to 4.82%	4.06% to 4.70%

80

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Natural Resources Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,438	1,299	1,071	840	413
Units issued	563	724	616	537	760
Units redeemed	(674)	(585)	(388)	(306)	(333)

Units, end of period (000’s)	1,327	1,438	1,299	1,071	840

Unit value, end of period $	20.42 to 21.16	17.83 to 18.36	11.27 to 11.53	23.43 to 23.82	16.74 to 16.92
Assets, end of period $ (000’s)	27,940	26,305	14,921	25,437	14,189
Investment income ratio*	0.73%	1.20%	0.70%	1.21%	0.51%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	14.53% to 15.25%	58.23% to 59.23%	(51.90%) to (51.60%)	39.93% to 40.81%	21.55% to 22.32%

	Sub-Account
	Optimized All Cap Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	4,967	5,689	22	18	4
Units issued	282	408	6,603	6	15
Units redeemed	(790)	(1,130)	(936)	(2)	(1)

Units, end of period (000’s)	4,459	4,967	5,689	22	18

Unit value, end of period $	11.57 to 11.98	9.73 to 10.02	7.63 to 7.81	13.50 to 13.73	13.09 to 13.22
Assets, end of period $ (000’s)	52,533	49,112	43,929	308	236
Investment income ratio*	1.19%	1.42%	1.32%	1.30%	2.87%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.81% to 19.55%	27.56% to 28.35%	(43.48%) to (43.12%)	3.17% to 3.82%	14.52% to 15.24%

(ad)	Renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

81

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Optimized Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	140	158	148	28	6
Units issued	9	14	38	143	33
Units redeemed	(55)	(32)	(28)	(23)	(11)

Units, end of period (000’s)	94	140	158	148	28

Unit value, end of period $	10.37 to 10.74	9.19 to 9.46	7.42 to 7.60	12.69 to 12.91	13.47 to 13.61
Assets, end of period $ (000’s)	1,012	1,323	1,197	1,912	379
Investment income ratio*	1.69%	2.17%	2.67%	2.26%	0.10%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.79% to 13.51%	23.77% to 24.53%	(41.51%) to (41.15%)	(5.75%) to (5.17%)	20.62% to 21.36%

(ae)	Renamed on April 28, 2008. Previously known as Quantitative Value Trust.

	Sub-Account
	Overseas Equity Trust
	Year Ended Dec. 31/10 (d)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	2,786	3,075	3,414	4,030	4,748
Units issued	73	308	279	406	615
Units redeemed	(2,859)	(597)	(618)	(1,022)	(1,333)

Units, end of period (000’s)	—	2,786	3,075	3,414	4,030

Unit value, end of period $	14.75 to 16.09	14.92 to 16.25	11.48 to 12.42	19.93 to 21.43	17.82 to 19.04
Assets, end of period $ (000’s)	—	43,442	36,716	70,615	74,331
Investment income ratio*	0.63%	2.17%	2.00%	2.34%	0.89%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(1.19%) to (0.99%)	30.02% to 30.83%	(42.41%) to (42.05%)	11.83% to 12.53%	19.02% to 19.76%

(d)	Terminated as an investment option and funds transferred to International Value Trust on May 3, 2010.

82

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Pacific Rim Trust
	Year Ended Dec. 31/10 (e)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	299	371	326	403	351
Units issued	32	231	201	90	455
Units redeemed	(331)	(303)	(156)	(167)	(403)

Units, end of period (000’s)	—	299	371	326	403

Unit value, end of period $	12.11 to 12.50	11.88 to 12.23	9.04 to 9.25	15.14 to 15.40	13.95 to 14.10
Assets, end of period $ (000’s)	—	3,630	3,405	4,999	5,664
Investment income ratio*	0.46%	1.10%	1.65%	1.77%	0.98%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.98% to 2.19%	31.35% to 32.20%	(40.30%) to (39.92%)	8.51% to 9.19%	10.53% to 11.22%

(e)	Terminated as an investment option and funds transferred to International Equity Index A Trust on May 3, 2010.

	Sub-Account
	Real Estate Securities Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,284	1,452	1,522	1,757	1,698
Units issued	272	322	335	353	442
Units redeemed	(341)	(490)	(405)	(588)	(383)

Units, end of period (000’s)	1,215	1,284	1,452	1,522	1,757

Unit value, end of period $	47.60 to 82.05	37.07 to 63.50	28.64 to 48.75	47.55 to 80.44	38.95 to 95.27
Assets, end of period $ (000’s)	50,397	40,631	35,570	63,096	89,306
Investment income ratio*	1.96%	3.54%	3.35%	2.67%	1.73%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	28.39% to 29.20%	29.45% to 30.26%	(39.77%) to (39.39%)	(16.09%) to (15.56%)	37.31% to 38.17%

83

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Real Return Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	987	880	1,863	2,303	375
Units issued	754	757	1,225	223	2,160
Units redeemed	(744)	(650)	(2,208)	(663)	(232)

Units, end of period (000’s)	997	987	880	1,863	2,303

Unit value, end of period $	12.41 to 12.85	11.47 to 11.81	9.66 to 9.88	10.96 to 11.14	9.90 to 10.01
Assets, end of period $ (000’s)	12,772	11,643	8,685	20,481	22,847
Investment income ratio*	11.44%	9.49%	0.54%	7.03%	0.82%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.12% to 8.82%	18.80% to 19.54%	(11.85%) to (11.30%)	10.66% to 11.36%	(0.20%) to 0.43%

	Sub-Account
	Science & Technology Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	206	93	88	15	9
Units issued	188	313	131	111	15
Units redeemed	(74)	(200)	(126)	(38)	(9)

Units, end of period (000’s)	320	206	93	88	15

Unit value, end of period $	15.68 to 16.24	12.65 to 13.02	7.73 to 7.91	14.00 to 14.24	11.78 to 11.90
Assets, end of period $ (000’s)	5,132	2,669	729	1,248	184
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	23.92% to 24.69%	63.55% to 64.57%	(44.77%) to (44.42%)	18.88% to 19.62%	4.95% to 5.60%

84

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Short-Term Bond Trust
	Year Ended Dec. 31/10 (f)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,553	1,709	7,634	9,504	3,721
Units issued	146	809	491	1,396	7,205
Units redeemed	(1,699)	(965)	(6,416)	(3,266)	(1,422)

Units, end of period (000’s)	—	1,553	1,709	7,634	9,504

Unit value, end of period $	17.37 to 19.20	16.69 to 18.41	14.09 to 15.45	17.49 to 19.05	15.59 to 18.45
Assets, end of period $ (000’s)	—	26,439	24,454	134,030	163,391
Investment income ratio*	1.91%	5.15%	2.22%	9.59%	2.13%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	4.06% to 4.27%	18.47% to 19.21%	(19.43%) to (18.92%)	2.61% to 3.25%	3.88% to 4.55%

(f)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

Sub-Account
Short Term Government Income Trust
Year Ended Dec. 31/10 (a)
Units, beginning of period	—
Units issued	3,247
Units redeemed	(421)

Units, end of period (000’s)	2,826

Unit value, end of period $	10.15 to 10.19
Assets, end of period $ (000’s)	28,770
Investment income ratio*	1.66%
Expense ratio lowest to highest**	0.00% to 0.63%
Total return lowest to highest***	1.49% to 1.91%

(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

85

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	2,809	3,103	3,326	3,777	4,950
Units issued	323	325	500	538	806
Units redeemed	(602)	(619)	(723)	(989)	(1,979)

Units, end of period (000’s)	2,530	2,809	3,103	3,326	3,777

Unit value, end of period $	17.74 to 19.45	14.62 to 15.92	10.94 to 11.84	18.21 to 19.59	15.99 to 17.19
Assets, end of period $ (000’s)	47,104	42,830	35,288	62,782	62,682
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	21.38% to 22.14%	33.63% to 34.46%	(39.92%) to (39.54%)	13.27% to 13.98%	12.75% to 13.47%

	Sub-Account
	Small Cap Index Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,376	1,550	1,486	1,761	1,123
Units issued	253	222	294	456	982
Units redeemed	(289)	(396)	(230)	(731)	(344)

Units, end of period (000’s)	1,340	1,376	1,550	1,486	1,761

Unit value, end of period $	10.72 to 16.10	8.53 to 12.74	6.77 to 10.05	10.28 to 15.16	10.15 to 15.48
Assets, end of period $ (000’s)	16,575	13,420	12,171	17,562	20,451
Investment income ratio*	0.56%	0.91%	1.42%	1.63%	0.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	25.64% to 26.43%	25.92% to 26.70%	(34.12%) to (33.70%)	(2.68%) to (2.07%)	16.89% to 17.64%

86

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	688	121	106	121	39
Units issued	1,164	724	35	18	140
Units redeemed	(883)	(157)	(20)	(33)	(58)

Units, end of period (000’s)	969	688	121	106	121

Unit value, end of period $	11.53 to 11.94	8.94 to 9.21	6.72 to 6.87	11.68 to 11.87	12.72 to 12.85
Assets, end of period $ (000’s)	11,507	6,321	832	1,251	1,558
Investment income ratio*	0.00%	0.00%	2.64%	1.99%	0.72%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	28.91% to 29.71%	33.19% to 34.03%	(42.50%) to (42.13%)	(8.18%) to (7.60%)	9.78% to 10.47%

	Sub-Account
	Small Cap Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	3,034	3,523	4,249	4,317	4,842
Units issued	482	713	700	964	1,393
Units redeemed	(769)	(1,202)	(1,426)	(1,032)	(1,918)

Units, end of period (000’s)	2,747	3,034	3,523	4,249	4,317

Unit value, end of period $	24.30 to 41.32	19.38 to 32.75	15.14 to 25.43	20.61 to 34.40	21.36 to 35.44
Assets, end of period $ (000’s)	76,958	66,941	60,239	98,890	105,213
Investment income ratio*	0.42%	0.68%	1.27%	1.01%	0.10%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	25.36% to 26.15%	27.98% to 28.79%	(26.53%) to (26.07%)	(3.52%) to (2.92%)	18.58% to 19.32%

87

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Small Company Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	468	309	254	234	209
Units issued	124	292	300	208	183
Units redeemed	(223)	(133)	(245)	(188)	(158)

Units, end of period (000’s)	369	468	309	254	234

Unit value, end of period $	14.48 to 15.00	12.00 to 12.36	9.45 to 9.67	13.03 to 13.25	13.27 to 13.41
Assets, end of period $ (000’s)	5,509	5,771	2,979	3,359	3,134
Investment income ratio*	1.37%	0.43%	0.76%	0.20%	0.11%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	20.63% to 21.39%	27.02% to 27.82%	(27.49%) to (27.05%)	(1.75%) to (1.14%)	14.79% to 15.50%

	Sub-Account
	Smaller Company Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)
Units, beginning of period	36	—
Units issued	143	62
Units redeemed	(31)	(26)

Units, end of period (000’s)	148	36

Unit value, end of period $	13.07 to 13.16	10.51 to 10.52
Assets, end of period $ (000’s)	1,954	386
Investment income ratio*	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	24.34% to 25.12%	5.14% to 5.22%

(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

88

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Strategic Bond Trust
	Year Ended Dec. 31/10 (g)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	287	292	368	627	244
Units issued	132	176	214	276	708
Units redeemed	(419)	(181)	(290)	(535)	(325)

Units, end of period (000’s)	—	287	292	368	627

Unit value, end of period $	12.34 to 12.78	11.06 to 11.39	9.02 to 9.23	10.81 to 10.99	10.87 to 10.99
Assets, end of period $ (000’s)	—	3,246	2,683	4,035	6,880
Investment income ratio*	10.13%	7.41%	8.14%	8.48%	4.75%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.63% to 12.21%	22.66% to 23.45%	(16.59%) to (16.07%)	(0.59%) to 0.02%	6.37% to 7.05%

(g)	Terminated as an investment option and funds transferred to Strategic Income Opportunities Trust on November 8, 2010.

	Sub-Account
	Strategic Income Opportunities Trust
	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	114	64	25	29	8
Units issued	546	79	47	18	24
Units redeemed	(144)	(29)	(8)	(22)	(3)

Units, end of period (000’s)	516	114	64	25	29

Unit value, end of period $	14.68 to 15.22	12.75 to 13.13	10.12 to 10.36	11.14 to 11.33	10.59 to 10.70
Assets, end of period $ (000’s)	7,801	1,489	663	283	306
Investment income ratio*	21.94%	9.22%	15.01%	2.06%	5.14%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.18% to 15.91%	25.99% to 26.78%	(9.14%) to (8.57%)	5.17% to 5.85%	3.41% to 4.08%

(b)	Renamed on May 3, 2010. Previously known as Strategic Income Trust.

89

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/06
Units, beginning of period	2,331	2,495	2,774	2,694	3,178
Units issued	333	504	451	596	973
Units redeemed	(422)	(668)	(730)	(516)	(1,457)

Units, end of period (000’s)	2,242	2,331	2,495	2,774	2,694

Unit value, end of period $	18.84 to 20.39	17.80 to 19.14	16.85 to 18.01	16.03 to 17.03	15.06 to 15.89
Assets, end of period $ (000’s)	44,996	43,935	44,368	46,641	42,252
Investment income ratio*	4.33%	4.98%	5.13%	10.07%	3.65%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.83% to 6.49%	5.63% to 6.29%	5.13% to 5.79%	6.45% to 7.13%	3.42% to 4.07%

(j)	Renamed on October 1, 2007. Previously known as Bond Index Trust B.

	Sub-Account
	Total Return Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	6,957	6,028	8,605	8,552	2,521
Units issued	3,692	3,716	2,153	1,296	6,374
Units redeemed	(3,110)	(2,787)	(4,730)	(1,243)	(343)

Units, end of period (000’s)	7,539	6,957	6,028	8,605	8,552

Unit value, end of period $	14.83 to 15.57	13.87 to 14.46	12.27 to 12.71	12.02 to 12.37	11.13 to 11.39
Assets, end of period $ (000’s)	117,041	100,285	76,496	105,376	96,448
Investment income ratio*	2.46%	4.34%	3.93%	7.79%	2.05%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.99% to 7.66%	12.99% to 13.71%	2.11% to 2.76%	7.94% to 8.61%	3.01% to 3.67%

90

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,380	1,522	1,607	1,811	2,140
Units issued	91	312	229	234	232
Units redeemed	(246)	(454)	(314)	(438)	(561)

Units, end of period (000’s)	1,225	1,380	1,522	1,607	1,811

Unit value, end of period $	13.24 to 46.23	11.36 to 39.42	8.87 to 30.58	14.20 to 48.65	13.28 to 46.25
Assets, end of period $ (000’s)	21,544	20,572	17,810	31,072	33,489
Investment income ratio*	1.39%	1.58%	1.67%	2.24%	1.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.53% to 17.26%	28.12% to 28.93%	(37.54%) to (37.15%)	4.54% to 5.19%	14.61% to 15.33%

	Sub-Account
	U.S. Government Securities Trust
	Year Ended Dec. 31/10 (ay)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	155	117	109	26	6
Units issued	40	152	63	88	47
Units redeemed	(195)	(114)	(55)	(5)	(27)

Units, end of period (000’s)	—	155	117	109	26

Unit value, end of period $	11.55 to 13.83	11.30 to 13.51	10.48 to 12.45	10.70 to 12.64	10.43 to 12.24
Assets, end of period $ (000’s)	—	1,928	1,301	1,229	285
Investment income ratio*	1.05%	3.40%	4.10%	9.21%	4.13%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.18% to 2.39%	7.81% to 8.49%	(2.05%) to (1.44%)	2.62% to 3.25%	3.74% to 4.39%

(ay)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

91

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	U.S. High Yield Bond Trust
	Year Ended Dec. 31/10 (az)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,414	1,316	59	41	27
Units issued	343	2,144	1,374	59	20
Units redeemed	(1,757)	(2,046)	(117)	(41)	(6)

Units, end of period (000’s)	—	1,414	1,316	59	41

Unit value, end of period $	14.52 to 15.02	13.25 to 13.65	9.10 to 9.31	11.57 to 11.76	11.30 to 11.42
Assets, end of period $ (000’s)	—	19,277	12,239	696	468
Investment income ratio*	30.42%	8.50%	12.28%	10.90%	5.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.51% to 10.08%	45.72% to 46.65%	(21.35%) to (20.85%)	2.36% to 3.00%	8.94% to 9.60%

(az)	Terminated as an investment option and funds transferred to High Yield Trust on November 8, 2010.

	Sub-Account
	Utilities Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	918	817	989	297	171
Units issued	756	287	989	930	271
Units redeemed	(715)	(186)	(1,161)	(238)	(145)

Units, end of period (000’s)	959	918	817	989	297

Unit value, end of period $	17.47 to 18.10	15.42 to 15.88	11.62 to 11.89	19.01 to 19.33	15.01 to 15.17
Assets, end of period $ (000’s)	17,302	14,518	9,689	19,063	4,488
Investment income ratio*	2.95%	4.94%	2.69%	2.93%	1.51%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.29% to 14.00%	32.76% to 33.58%	(38.88%) to (38.50%)	26.64% to 27.43%	30.25% to 31.06%

92

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	940	597	403	211	109
Units issued	188	861	337	306	225
Units redeemed	(470)	(518)	(143)	(114)	(123)

Units, end of period (000’s)	658	940	597	403	211

Unit value, end of period $	14.84 to 15.37	12.21 to 12.57	8.70 to 8.90	14.80 to 15.05	13.76 to 13.90
Assets, end of period $ (000’s)	10,090	11,787	5,302	6,052	2,928
Investment income ratio*	1.07%	1.71%	1.28%	1.57%	0.39%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	21.56% to 22.30%	40.31% to 41.19%	(41.21%) to (40.84%)	7.60% to 8.26%	20.28% to 21.03%

93

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
(**)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.
(***)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

94

Prospectus dated May 2, 2011

for interests in

Separate Account S

Interests are made available under

MAJESTIC VARIABLE ESTATE PROTECTION

a flexible premium variable universal survivorship life insurance policy

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

The policy provides fixed account options with fixed rates of return declared by John Hancock USA and the following investment accounts:

500 Index B
Active Bond
All Cap Core
All Cap Value
Alpha Opportunities
American Asset Allocation
American Blue Chip Income and Growth
American Bond
American Fundamental Holdings
American Global Diversification
American Global Growth
American Global Small Capitalization
American Growth
American Growth-Income
American High-Income Bond
American International
American New World
Balanced
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Allocation Plus
Core Bond
Core Diversified Growth & Income
Core Strategy
Disciplined Diversification
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental Value
Global
Global Bond
Health Sciences
High Yield
International Core
International Equity Index A
International Equity Index B
International Opportunities
International Small Company
International Value
Investment Quality Bond
Large Cap
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Natural Resources
Optimized All Cap
Optimized Value
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Smaller Company Growth
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
Utilities
Value
M Business Opportunity Value
M Capital Appreciation
M International Equity
M Large Cap Growth

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

  The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
  Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
  Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
  Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock USA and the Separate Account, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you should review the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.
2

SUMMARY OF BENEFITS AND RISKS

The nature of the policy

This is a so-called “survivorship” policy that provides coverage on two insured persons. The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary upon the death of the last surviving insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

  Option A - The death benefit will equal the greater of (1) the Total Sum Insured  plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described under “The minimum insurance amount” provision in the Detailed Information section of this prospectus).
  Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target Premium. This is called your “surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:

  the amount you invested,
  plus or minus the investment experience of the investment options you’ve chosen, minus all charges we deduct, and
  minus all withdrawals you have made.

If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Each withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the account value or the Total Sum Insured below certain minimum amounts.

4

Policy loans

You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is 90% of your surrender value as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy’s account value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account S (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment options you’ve chosen has been poor or because of a combination of both factors. You’ll be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the series funds.

Transfer risk

There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account options are more restrictive than those that apply to transfers out of investment accounts.

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

5

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7-pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For

6

these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

7

FEE TABLES

This section contains the tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium or withdraw account value.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum sales charge	Upon payment of premium	30% of Target Premiums paid in policy year 1
15% of Target Premiums paid in policy years 2-5
10% of Target Premiums paid in policy years 6-10
4% of Target Premiums paid in policy years 11-20
3% of Target Premiums paid in policy years 21 and thereafter
3.5% of any premiums paid in excess of Target Premiums in Policy years 1-10
3% of any premiums paid in excess of Target Premiums in policy year 11 and thereafter(1)

Premium tax charge	Upon payment of premium	2.35% of each premium paid
DAC tax charge	Upon payment of premium	1.25% of each premium paid
Premium processing charge	Upon payment of premium	1.25% of each premium paid(2)
Maximum partial withdrawal charge	Upon making a partial withdrawal	Lesser of $20 or 2% of withdrawal amount
(1)	The current charges differ from those shown above as follows: 3% of Target Premiums paid in policy year 11-20, 0% of Target Premiums paid in policy years 21 and thereafter, and 0% of any premiums paid in excess of Target Premiums in policy years 21 and thereafter. If the younger insured is 71 or older when the policy is issued, there will be no sales charges after policy year 11. The “Target Premium” for each policy year is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.
(2)	For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.
8

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the M&E charge, the policy loan interest rate and the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Insurance charge(1)
Minimum charge	Monthly	$0.0001 per $1,000 of AAR	$0.0001 per $1,000 of AAR
Maximum charge	Monthly	$83.20 per $1,000 of AAR	$83.20 per $1,000 of AAR
Charge for representative insured persons	Monthly	$0.003 per $1,000 of AAR	$0.003 per $1,000 of AAR
Issue charge	Monthly	$55.55 only during policy years 1-5 plus 2¢ per $1,000 of Total Sum Insured at issue only during policy years 1-3(2)	$55.55 only during policy years 1-5 plus 2¢ per $1,000 of Total Sum Insured at issue only during policy years 1-3(2)
Administrative charge	Monthly	$10 in all policy years plus 3¢ per $1,000 of Total Sum Insured at issue in all policy years	$7.50 in all policy years plus 1¢ per $1,000 of Total Sum Insured at issue in policy years 1-10(3)
Guaranteed minimum death benefit charge(4)	Monthly, starting in policy year 11	3¢ per $1,000 of Basic Sum Insured at issue	1¢ per $1,000 of Basic Sum Insured at issue
M&E charge(5)	Daily from separate account assets	.002% of assets	.001% of assets
Maximum policy loan interest rate(6)	Accrues daily Payable annually	5.0%	5.0%
(1)	The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and the gender of the insured persons. The “minimum” rate shown in the table is the rate in the first policy year for a policy issued to cover two 26 year old female standard non-tobacco underwriting risks. The “maximum” rate shown in the table is the rate in the first policy year for a policy issued to cover two 99 year old male substandard tobacco underwriting risks. This includes the so-called “extra mortality charge.” The “representative insured persons” referred to in the table are a 55 year old male standard non-tobacco underwriting risk and a 50 year old female standard non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock USA representative.
(2)	The second part of this charge is guaranteed not to exceed $200.
(3)	For policies with a Total Sum Insured of $5 million or more, the first part of this charge is currently $0.
(4)	This charge only applies if the guaranteed minimum death benefit feature is elected to extend beyond the tenth policy year.
(5)	This charge only applies to separate account assets (i.e., those assets invested in the variable investment options). The charge does not apply to the fixed investment option. The effective annual rate equivalents of the actual unrounded daily rates charged are .60% on a guaranteed basis and .35% on a current basis.
(6)	5.0% is the maximum effective annual interest rate we can charge and applies only during policy years 1-20. The effective annual interest rate is 4.50% for policy year 21 and thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.0%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.
Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Enhanced Cash Value Rider	Upon payment of premium	2% of premiums paid in the first policy year up to the Target Premium
Policy Split Option Rider	Monthly	3¢ per $1,000 of current Total Sum Insured
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The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	2.90%

1Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 0.92%, respectively.

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Fundamental Holdings, American Global Diversification, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, American New World, and Core Diversified Growth & Income portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The M Business Opportunity Value, M Capital Appreciation, M International Equity, and M Large Cap Growth portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

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The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.
All Cap Core	QS Investors, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.
American Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Bond Fund, a series of the American Funds Insurance Series. The master fund invests at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and invests up to 35% of its assets in debt securities rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations (“NRSROs”), or unrated but determined to be of equivalent quality (so called “junk bonds”). The master fund may invest in debt securities of issuers domiciled outside the U.S. and may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks.

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Portfolio	Portfolio Manager	Investment Objective
American Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying funds of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund and International Fund.
American Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio invests a significant portion of its assets in securities, which include securities held by the underlying funds, that are located outside the U.S. The portfolio operates as a fund of funds and currently invests primarily in five underlying funds of the American Funds Insurance Series: Bond Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund and New World Fund.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.
American Global Small Capitalization	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Small Capitalization Fund, a series of the American Funds Insurance Series. Under normal market conditions, the master fund invests primarily in stocks of smaller companies located around the world. Normally, the master fund invests at least 80% of its net assets in growth-oriented common stocks and other equity securities.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American High-Income Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide a high level of current income and, secondarily, capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the High-Income Bond Fund, a series of the American Funds Insurance Series. The master fund invests primarily in higher yielding and generally lower quality debt securities rated Ba1 or below or BB+ or below by NRSROs or unrated but determined to be of equivalent quality, including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The portfolio may also invest a portion of its assets in securities of issuers domiciled outside the U.S.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The master fund may invest a portion of its assets in common stocks and other securities of companies in emerging market countries.
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Portfolio	Portfolio Manager	Investment Objective
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.
Balanced	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed-income securities, including investment-grade and below investment-grade debt securities (commonly known as “junk bonds”) with maturities that range from short to longer term, as well as cash.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio allocates its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Inc.	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Diversified Growth & Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital and income. The portfolio invests in other funds and other investment companies as well as other types of investments. Under normal market conditions, the portfolio generally invests between 65% and 75% of its assets in equity securities, which include securities held by the underlying funds, and between 25% and 35% of its assets in fixed-income securities, which include securities held by the underlying funds.
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Portfolio	Portfolio Manager	Investment Objective
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
Target AllocationRange of Allocation
Equity Securities: 70%65% – 75%
Fixed-Income Securities: 30%25% – 35%
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
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Portfolio	Portfolio Manager	Investment Objective
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s:Ba through C
S&P’s:BB through D
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets. The portfolio invests at least 85% of its net assets in non-U.S. equity securities.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*
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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
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Portfolio	Portfolio Manager	Investment Objective
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
Optimized All Cap	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, medium and small.
Optimized Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
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Portfolio	Portfolio Manager	Investment Objective
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
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Portfolio	Portfolio Manager	Investment Objective
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.
Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Index.*
M Business Opportunity Value (a series of M Fund, Inc.)	Iridian Asset Management LLC	To seek long-term capital appreciation through investment primarily in equity securities of U.S. issuers in the large-capitalization segment of the U.S. stock market.
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek maximum capital appreciation through investment in common stocks of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations consistent with the capitalizations of those companies found in the Russell 2500 Index.*
M International Equity (a series of M Fund, Inc.)	Brandes Investment Partners, L.P.	To seek long-term capital appreciation through investment in equity securities of foreign issuers, including common stocks, and securities that are convertible into common stocks.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek long-term capital appreciation through investment mainly in common stocks of U.S. companies that the portfolio manager believes have strong earnings-growth potential.

*“Wilshire 5000 Total Market Index®” is a trademark of Wilshire Associates. “MSCI All Country World Excluding U.S. Index” is a trademark of Morgan Stanley & Co. Incorporated.“Russell 1000,®” “Russell 2000,®” “Russell 2500,TM”“Russell 1000 Value,®” “Russell 3000,®” “Russell Midcap,®” and “Russell Midcap Value®” are trademarks of Frank Russell Company. “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 28, 2011 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $466 million to $275.1 billion
Russell 1000 Index — $221 million to $425.9 billion
Russell 1000 Value Index — $221 million to $425.9 billion
Russell 2000 Index — maximum of $6.2 billion
Russell 2500 Index — maximum of $11 billion (as of March 31, 2011)
Russell 3000 Index — $5 million to $425.9 billion
Russell Midcap Index — $221 million to $22.3 billion
Russell Midcap Value Index — $310 million to $19 billion
S&P MidCap 400 Index — $703 million to $9.9 billion
S&P SmallCap 600 Index — maximum of $3.7 billion
Wilshire 5000 Total Market Index — less than $1 million to $431 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

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If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for policy owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock USA

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account S, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account S (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer

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and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

We are a stock life insurance company and are currently licensed in the District of Columbia and all states of the United States, except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account S

The variable investment options shown on page 1 are in fact subaccounts of the Separate Account and initially established by JHVLICO under Massachusetts law. On December 31, 2009, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law (see “Description of John Hancock USA”).

The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed investment options

Our obligations under any fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer two fixed investment options — the standard fixed investment option and the enhanced yield fixed investment option. The effective annual rate we declare for either of these fixed investment options will never be less than 4%.

Because of exemptive and exclusionary provisions, interests in our fixed investment options have not been registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding the fixed investment options are, however, subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

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Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are “due” are referred to as “modal processing dates.” The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see “Lapse and reinstatement”).

Minimum premium payments

Each premium payment must be at least $100.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see “Tax considerations”). Also, we may refuse to accept any amount of an additional premium if:

  that amount of premium would increase our insurance risk exposure, and the insured persons don’t provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to our Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

  by wire or by exchange from another insurance company,
  via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your John Hancock USA representative or by contacting our Service Office.

Processing premium payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1) We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.

(2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

(3) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium

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payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

  The tax problem resolves itself prior to the date the refund is to be made; or
  The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Lapse and reinstatement

Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., “lapse”) for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy’s surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day “grace period” to make that payment. If you don’t pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., “reinstate”) it within 1 year from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit feature is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

Guaranteed minimum death benefit feature

This feature is available only if the insured persons meet certain underwriting requirements and only if you’ve elected death benefit Option A (see “The death benefit” below). The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

  any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see “The death benefit” below), and on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

The Guaranteed Minimum Death Benefit Premium (or “GMDB Premium”) is defined in the policy and one-twelfth of it is “due” on each monthly deduction date. The term monthly deduction date is defined under “Procedures for issuance for a policy.” On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

No GMDB Premium will ever be greater than the so-called “guideline premium” for the policy as defined in section 7702 of the Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see “The death benefit” below). The GMDB Premium varies from policy to policy based upon a number of factors, including each insured person’s issue age, insurance risk characteristics and (generally) gender.

If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don’t pay at least the required amount by the end of that period, the feature will lapse. The feature

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may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see “The death benefit” below).

If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the “Total Sum Insured.” Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under “Basic Sum Insured vs. Additional Sum Insured” below.

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

  Option A - The death benefit will equal the greater of (1) the Total Sum Insured  plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).
  Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

  First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.
  We will then subtract your Total Sum Insured.

Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke your election at any time, but there may be adverse tax consequences if you do. An “annual processing date” is the first business day of a policy year.

Limitations on payment of death benefit

If either insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals, unless otherwise provided by your policy.

Also, if an application misstated the age or sex of either of the insured persons, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charges or as otherwise provided by your policy.

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Basic Sum Insured vs. Additional Sum Insured

As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

For the same amount of premiums paid, the charges deducted from premiums and from the account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy’s surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

Generally, you will incur lower charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the policy’s Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see “Tax considerations”).

The minimum insurance amount

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. For policies of this type, we will apply the “cash value accumulation test” as described in Federal tax law. Under the cash value accumulation test, we compute the minimum insurance amount on each monthly deduction date by multiplying the account value on that date by the death benefit factor applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases for each year the policy remains in effect. A table showing the factor for each policy year will appear in the policy.

Requesting an increase in coverage

The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, we may approve an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see “Effective date of certain policy transactions” below.

Requesting a decrease in coverage

The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, we may approve a reduction in the Additional Sum Insured, but only if:

  the remaining Total Sum Insured will be at least $1,000,000, and the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

We may refuse any decrease in the Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see “Effective date of certain policy transactions” below.

Change of death benefit option

Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

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Effective date of certain policy transactions

The following transactions take effect on the policy anniversary on or next following the date we approve the request.

  Total Sum Insured decreases
  Additional Sum Insured increases
  Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see “Change of death benefit option” above)

Tax consequences of coverage changes

Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person’s lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including those listed below.

  Option 1 - Proceeds left with us to accumulate with interest
  Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out
  Option 2B - Equal monthly payments for a specified period of time
  Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years
  Option 4 - Equal monthly payments for life with no refund
  Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven’t been paid out

You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds may be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

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The account value

From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in any fixed investment option will earn interest at the rates we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is for any fixed investment option, just call or write to us. Amounts you invest in any fixed investment option will not be subject to the mortality and expense risk charge. Otherwise, the policy level charges applicable to the fixed investment options are the same as those applicable to the variable investment options.

Commencement of investment performance

Any premium payment processed prior to the twentieth day after the policy’s date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options, as described in the “Market timing and disruptive trading risks” section of this prospectus. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. Under our current rules, we impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be

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made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

Transfers out of the fixed investment options are currently subject to the following restrictions:

  You can only make one transfer out of either fixed investment option in each policy year.
  Any transfer request received within 6 months of the last transfer out of a fixed investment option will not be processed until such 6 month period has expired.
  The most you can transfer at any one time out of the standard fixed investment option is the greater of (i) $500 (ii) 20% of your assets in the standard fixed investment option or (iii) the amount you transferred out of the standard fixed investment option during the previous policy year.
  The most you can transfer at any one time out of the enhanced yield fixed investment option is the greater of (i) $500 (ii) 10% of your assets in the enhanced yield fixed investment option or (iii) the amount you transferred out of the enhanced yield fixed investment option during the previous policy year.

We reserve the right to impose a minimum amount limit on transfers out of either fixed investment option.

If there is a default as described in the “Lapse and reinstatement” provision and a “grace period” is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

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Dollar cost averaging

This is a program of automatic monthly transfers out of the Money Market B investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. Any transfer made under this program will not count toward the annual transfer limit described under “Transfers of existing account value.” The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed. No fee is charged for this program.

Scheduled transfers under this option may be made from the Money Market B investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

Once we receive the election in form satisfactory to us at our Service Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market B investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

Surrender and partial withdrawals

Full surrender

You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy debt plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target Premium. This is called your “surrender value.” You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. The amount in each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months’ worth of monthly charges (see “Deductions from account value”). We also reserve the right to refuse any partial withdrawal that would cause the policy’s Total Sum Insured to fall below $1,000,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under either Option A or Option B (see “The death benefit”) and under the guaranteed minimum death benefit feature (see “Guaranteed minimum death benefit feature”). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under the guaranteed minimum death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A “Terminated ASI Withdrawal Amount” is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described under “Lapse and reinstatement.” The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. However, you can’t borrow from your policy during a “grace period” (see “Lapse and reinstatement”). The maximum amount you can borrow is 90% of your surrender value.

The minimum amount of each loan is $1,000. The interest charged on any loan is currently an effective annual rate of 5.00% in the first 20 policy years and 4.50% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account

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to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

  The same proportionate part of the loan as was borrowed from any fixed investment option will be repaid to that fixed investment option.
  The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

Description of charges at the policy level

Deductions from premium payments

  Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.
  DAC tax charge - A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.
  Premium processing charge - A charge to help defray our administrative costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as ..50%
  Sales charge - A charge to help defray our sales costs. The charge for premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. The “Target Premium” is determined at the time the policy is issued and will appear in the “Policy Specifications” section of the policy.
  Enhanced Cash Value Rider charge - A charge imposed if you elect this rider. It is deducted only from premiums received in the first policy year. The charge is 2% of premiums paid in the first policy year up to the Target Premium.
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Deductions from account value

  Issue charge - A monthly charge to help defray our administrative costs. This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2¢ per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.
  Administrative charge - A monthly charge to help defray our administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3¢ per $1,000 of Total Sum Insured at issue (currently 1¢ per $1,000 of Total Sum Insured at issue deducted only during the first ten policy years). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.
  Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person‘s attained age increases. (An insured person’s “attained age” on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.
  M & E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to any fixed investment options. The current charge is at an effective annual rate of .35% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .60%.
  Guaranteed minimum death benefit charge - A monthly charge beginning in the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1¢ per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3¢ per $1,000 of Basic Sum Insured at issue.
  Optional benefits charge - Monthly charges for optional insurance benefits (other than the Enhanced Cash Value Rider) added to the policy by means of a rider. The riders we currently offer are described under “Optional benefit riders you can add.”
  Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20.

Loan interest rate

The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.

Additional information about how certain policy charges work

Sales expenses and related charges

The sales charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the administrative charge may also be recovered from such other sources.

Effect of premium payment pattern

You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid

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$20,000 (i.e., two times the Target Premium amount) in every other policy year up to and including the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy’s 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions (see “Tax considerations”).

Method of deduction

We deduct the monthly charges described in the Fee Tables section from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, premium tax levels range from 0 - 3.5%. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the fund level

The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the prospectus for the underlying portfolio) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

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Other policy benefits, rights and limitations

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. We may change rider charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

  Policy Split Option Rider - At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person’s 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.
  Enhanced Cash Value Rider - In the application for the policy, you may elect to purchase the Enhanced Cash Value Rider. This rider provides an enhanced cash value benefit (in addition to the surrender value) if you surrender the policy within the first nine policy years. The amount of the benefit will be shown in the “Policy Specifications” section of the policy. The benefit is also included in the account value when calculating the death benefit. Election of this rider could increase your insurance charge since it affects our amount at risk under the policy. The amount available for partial withdrawals and loans are based on the surrender value and will in no way be increased due to this rider.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Total Sum Insured at issue of $1,000,000 and a minimum Basic Sum Insured at issue of $500,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 80. All insured persons must meet certain health and other insurance risk criteria called underwriting standards.

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum initial premium

The Minimum Initial Premium must be received by us at our Service Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons’ risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We

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will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied.

  The policy is delivered to and received by the applicant.
  The Minimum Initial Premium is received by us.
  Each insured person is living and still meets our criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.

  Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws
  Combining or removing investment options
  Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus, we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

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While either of the insured persons is alive, you will have a number of options under the policy. These options include those listed below.

  Determine when and how much you invest in the various investment options
  Borrow or withdraw amounts you have in the investment options
  Change the beneficiary who will receive the death benefit
  Change the amount of insurance
  Turn in (i.e., “surrender”) the policy for the full amount of its surrender value
  Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within the latest of the following periods:

  10 days after you receive it (this period may be longer in some states);
  10 days after mailing by John Hancock USA of the Notice of Withdrawal Right; or
  45 days after the date Part A of the application has been completed.

This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the John Hancock USA representative who delivered the policy to you.

In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock USA prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

Semi-annually we will send you a report containing the financial statements of each series fund, including a list of securities held in each fund.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the

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interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the surrender value derived from any fixed investment options for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to our Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. These requests include those listed below.

  loans
  surrenders or partial withdrawals
  change of death benefit option
  increase or decrease in Total Sum Insured
  change of beneficiary
  election of payment option for policy proceeds
  tax withholding elections
  election of telephone transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and facsimile transactions” below).

  transfers of account value among investment options
  change of allocation among investment options for new premium payments
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You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of each of the insured persons. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-1571. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These

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arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed the following schedule: policy year 1, 70% of the premium paid up to the first tier, 17.5% of the premium paid up to the second tier, if any, and 6.0% of any excess premium paid; policy years 2-5, 14.5% of the premium paid up to the first tier, 11.25% of the premium paid up to the second tier, if any, and 4.75% of any excess premium paid; policy years 6-10, 8.5% of the premium paid up to the first tier, 6.0% of the premium paid up to the second tier, if any, and 4.5% of any excess premium paid; and policy years 11+, 3.0% of the premium paid up to the first tier and 3.0% of any excess premiums. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the

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beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in

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section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to

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change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) under a survivorship policy during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit. If the premiums paid to date at any point during the first seven years after the date of issue or the date of the most recent material change are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require retesting. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

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All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of John Hancock USA and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, and the financial statements of John Hancock Variable Life Account S at December 31, 2010, and for each of the two years in the period ended December 31, 2010, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

SERVICE OFFICE
Express Delivery	Mail Delivery
Specialty Products 197 Clarendon Street, C-6 Boston, MA 02117	Specialty Products P.O. Box 192 Boston, MA 02117-0192
Phone:	Fax:
1-800-521-1234	1-617-572-1571

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-7782  —  1933 Act File No. 333-164156

Statement of Additional Information

dated May 2, 2011

for interests in

John Hancock Variable Life Account S (“Registrant”)

Interests are made available under

MAJESTIC VARIABLE ESTATE PROTECTION

a flexible premium variable universal survivorship life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(“John Hancock USA”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

Description of the Depositor

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account S, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account S (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

We are a stock life insurance company and are licensed in the District of Columbia and all states of the United States except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Variable Life Account S, a separate account initially established by John Hancock Variable Life Insurance Company under Massachusetts law. On December 31, 2009, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of John Hancock USA.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is 2 Avenue De Lafayette, LCC5N, Boston, Massachusetts, 02111.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, and the financial statements of John Hancock Variable Life Account S at December 31, 2010, and for each of the two years in the period ended December 31, 2010, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

2

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2010, 2009, and 2008 was $145,301,936, $152,873,991 and $224,191,519 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed the following schedule: Policy year 1, 70% of the premium paid up to the first tier, 17.5% of the premium paid up to the second tier, if any, and 6.0% of any excess premium paid; Policy years 2-5, 14.5% of the premium paid up to the first tier, 11.25% of the premium paid up to the second tier, if any, and 4.75% of any excess premium paid; Policy years 6-10, 8.5% of the premium paid up to the first tier, 6.0% of the premium paid up to the second tier, if any, and 4.5% of any excess premium paid; and Policy years 11+, 3.0% of the premium paid p to the first tier and 3.0% of any excess premiums.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

3

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2010, 2009, and 2008

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2010 and 2009, and the related consolidated statements of operations, changes in shareholder’s equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2010 the Company changed their method of accounting and reporting for variable interest entities, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities, and in 2008 the Company changed their method of accounting and reporting for certain assets to a fair value measurement approach.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 30, 2011

F-1

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2010	2009

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2010—$60,956; 2009—$55,386)	$62,402	$55,581
Held-for-trading—at fair value (cost: 2010—$1,616; 2009—$1,231) (includes variable interest entity assets, at fair value, of $401 and $0 at December 31, 2010 and 2009, respectively)	1,627	1,208
Equity securities:
Available-for-sale—at fair value (cost: 2010—$486; 2009—$489)	588	558
Mortgage loans on real estate	13,343	12,623
Investment real estate, agriculture, and timber	3,610	3,084
Policy loans	5,050	4,949
Short-term investments	1,472	3,973
Other invested assets	3,883	3,417

Total Investments	91,975	85,393
Cash and cash equivalents (includes variable interest entity assets of $44 and $0 at December 31, 2010 and 2009, respectively)	2,772	4,915
Accrued investment income (includes variable interest entity assets of $6 and $0 at December 31, 2010 and 2009, respectively)	974	896
Goodwill	1,453	3,053
Value of business acquired	1,959	2,171
Deferred policy acquisition costs and deferred sales inducements	10,006	9,565
Amounts due from and held for affiliates	3,673	3,828
Intangible assets	1,285	1,294
Reinsurance recoverable	10,910	10,171
Derivative asset	2,975	2,142
Other assets	2,044	2,035
Separate account assets (includes variable interest entity assets of $116 and $106 at December 31, 2010 and 2009, respectively)	136,002	122,466

Total Assets	$266,028	$247,929

The accompanying notes are an integral part of these consolidated financial statements.

F-2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2010	2009

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$82,231	$78,478
Policyholders’ funds	8,308	9,125
Unearned revenue	2,600	2,615
Unpaid claims and claim expense reserves	1,292	1,303
Policyholder dividends payable	595	619
Amounts due to affiliates	2,290	3,714
Short-term debt	7	6
Long-term debt (includes variable interest entity liabilities of $351 and $0 at December 31, 2010 and 2009, respectively)	838	484
Consumer notes	966	1,205
Current income tax payable	21	232
Deferred income tax liability	2,765	1,755
Coinsurance funds withheld	4,871	4,359
Derivative liability (includes variable interest entity liabilities of $10 and $0 at December 31, 2010 and 2009, respectively)	3,404	2,629
Other liabilities (includes variable interest entity liabilities of $7 and $0 at December 31, 2010 and 2009, respectively)	3,737	3,363
Separate account liabilities (includes variable interest entity liabilities of $116 and $106 at December 31, 2010 and 2009, respectively	136,002	122,466

Total Liabilities	249,927	232,353

Commitments, Guarantees, Contingencies, and Legal Proceedings (Note 11)

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2010 and 2009)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 and 4,728,938 shares issued and outstanding at December 31, 2010 and 2009, respectively)	5	5
Additional paid-in capital	12,776	12,427
Retained earnings	1,907	2,822
Accumulated other comprehensive income	1,168	129

Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	15,856	15,383
Noncontrolling interests	245	193

Total Shareholder’s Equity	16,101	15,576

Total Liabilities and Shareholder’s Equity	$266,028	$247,929

The accompanying notes are an integral part of these consolidated financial statements.

F-3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2010	2009	2008

	(in millions)
Revenues
Premiums	$3,922	$3,946	$81
Fee income	3,759	3,561	3,427
Net investment income	4,567	4,346	4,441
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(178)	(754)	(1,767)
Portion of loss recognized in other comprehensive income	57	91	-

Net impairment losses recognized in earnings	(121)	(663)	(1,767)
Other net realized investment and other gains (losses)	502	(1,174)	1,544

Total net realized investment and other gains (losses)	381	(1,837)	(223)
Other revenue	26	46	62

Total revenues	12,655	10,062	7,788

Benefits and expenses
Benefits to policyholders	6,887	4,558	4,771
Policyholder dividends	846	918	939
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	1,211	(336)
Goodwill impairment	1,600	-	-
Other operating costs and expenses	3,225	3,071	3,064

Total benefits and expenses	13,310	9,758	8,438

(Loss) income before income taxes	(655)	304	(650)

Income tax expense (benefit)	222	(7)	(339)

Net (loss) income	(877)	311	(311)

Less: net income (loss) attributable to noncontrolling interests	36	(16)	16

Net (loss) income attributable to John Hancock Life Insurance Company (U.S.A.)	$(913)	$327	$(327)

The accompanying notes are an integral part of these consolidated financial statements.

F-4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2008	$5	$11,926	$3,046	$1,083	$16,060	$143	$16,203	4,829

Comprehensive (loss) income:
Net (loss) income			(327)		(327)	16	(311)
Other comprehensive loss, net of tax:
Net unrealized investment losses				(2,534)	(2,534)		(2,534)
Foreign currency translation adjustment				(23)	(23)		(23)
Pension and postretirement benefits:
Change in prior service cost				(1)	(1)		(1)
Change in net actuarial loss				(666)	(666)		(666)
Cash flow hedges				1,055	1,055		1,055

Comprehensive (loss) income					(2,496)	16	(2,480)

Adoption of ASC 825, fair value option for financial assets and financial liabilities			7		7		7
Adoption of ASC 715, accounting for endorsement split-dollar life insurance arrangements			(1)		(1)		(1)
Share-based payments		9			9		9
Contributions from noncontrolling interests						62	62
Distributions to noncontrolling interests						(38)	(38)
Capital contribution from Parent		477			477		477
Dividends paid to Parent			(960)		(960)		(960)

Balance at December 31, 2008	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2009	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829
Comprehensive income (loss):
Net income (loss)			327		327	(16)	311
Other comprehensive income, net of tax:
Net unrealized investment gains				2,916	2,916		2,916
Foreign currency translation adjustment				5	5		5
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				60	60		60
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(1,005)	(1,005)		(1,005)

Comprehensive income (loss)					2,303	(16)	2,287

Adoption of ASC 320, recognition of other-than-temporary impairments			730	(761)	(31)		(31)
Share-based payments		8			8		8
Contributions from noncontrolling interests						39	39
Distributions to noncontrolling interests						(13)	(13)
Capital contribution from Parent		7			7		7

Balance at December 31, 2009	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2010	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829
Comprehensive (loss) income:
Net (loss) income			(913)		(913)	36	(877)
Other comprehensive income, net of tax:
Net unrealized investment gains				776	776		776
Foreign currency translation adjustment				(53)	(53)		(53)
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				9	9		9
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(166)	(166)		(166)

Comprehensive (loss) income					(347)	36	(311)

Adoption of ASC 810, consolidation of variable interest entities			(2)		(2)	45	43
Share-based payments		12			12		12
Contributions from noncontrolling interests						23	23
Distributions to noncontrolling interests						(52)	(52)
Transfer of certain pension and postretirement benefit plans to Parent		(13)		473	460		460
Capital contribution from Parent		350			350		350

Balance at December 31, 2010	$5	$12,776	$1,907	$1,168	$15,856	$245	$16,101	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2010	2009	2008

	(in millions)
Cash flows from operating activities:
Net (loss) income	$(877)	$311	$(311)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	174	153	168
Net realized investment and other (gains) losses	(381)	1,837	223
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	1,211	(336)
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,240)	(1,642)	(2,009)
Goodwill impairment	1,600	-	-
Depreciation and amortization	132	134	129
Net cash flows from trading securities	73	(151)	46
(Increase) decrease in accrued investment income	(78)	17	12
Decrease (increase) in other assets and other liabilities, net	1,224	(885)	2,030
Increase (decrease) in policyholder liabilities and accruals, net	2,652	(143)	4,178
Increase in deferred income taxes	447	29	114

Net cash provided by operating activities	4,478	871	4,244

Cash flows from investing activities:
Sales of:
Fixed maturities	20,277	11,418	10,428
Equity securities	1,153	1,022	422
Mortgage loans on real estate	961	1,782	1,771
Investment real estate, agriculture, and timber	22	2	7
Other invested assets	377	71	884
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	2,149	2,101	2,318
Mortgage loans on real estate	383	330	285
Other invested assets	233	234	-
Purchases of:
Fixed maturities	(27,481)	(14,722)	(12,491)
Equity securities	(1,118)	(733)	(288)
Investment real estate, agriculture, and timber	(602)	(151)	(233)
Other invested assets	(1,031)	(578)	(1,056)
Mortgage loans on real estate issued	(2,117)	(2,467)	(2,627)
Issuance of notes receivable to affiliates	-	-	(755)
Net redemptions (purchases) of short-term investments	2,501	(303)	(944)
Other, net	(783)	705	692

Net cash used in investing activities	(5,076)	(1,289)	(1,587)

The accompanying notes are an integral part of these consolidated financial statements.

F-8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2010	2009	2008

	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	$350	$7	$477
Dividends paid to Parent	-	-	(500)
(Decrease) increase in amounts due to affiliates	(1,254)	1,425	(964)
Universal life and investment-type contract deposits	3,725	6,440	7,375
Universal life and investment-type contract maturities and withdrawals	(4,169)	(5,287)	(7,948)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	7	(1,486)	(1,918)
Excess tax benefits related to share-based payments	5	8	2
Repayments of consumer notes, net	(239)	(395)	(557)
Issuance of short-term debt	2	-	-
Repayments of short-term debt	(1)	-	-
Issuance of long-term debt	2	1	2
Repayments of long-term debt	(101)	-	(6)
Unearned revenue on financial reinsurance	112	(44)	1,592
Net reinsurance recoverable	(23)	(186)	(125)

Net cash (used in) provided by financing activities	(1,584)	483	(2,570)

Net (decrease) increase in cash and cash equivalents	(2,182)	65	87
Adoption of ASC 810, consolidation of variable interest entities	39	-	-
Cash and cash equivalents at beginning of year	4,915	4,850	4,763

Cash and cash equivalents at end of year	$2,772	$4,915	$4,850

Non-cash financing activities during the year:
Transfer of certain pension and postretirement benefit plans to Parent	$(13)	$-	$-
Dividend of note receivable to Parent	-	-	(460)

The accompanying notes are an integral part of these consolidated financial statements.

F-9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Holdings (Delaware) LLC (“JHHLLC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company’s separate account assets and to mutual funds and institutional customers. The Company is licensed in 49 states.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHHLLC, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC (“MHDLLC”), which was the parent company of MIC, merged with and into JHHLLC. As a result of the merger, MHDLLC ceased to exist, and the company’s property and obligations became the property and obligations of JHHLLC.

Basis of Presentation. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which was reflected in JHUSA’s audited consolidated financial statements for the years ended December 31, 2009 and 2008, as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 – Relationships with Variable Interest Entities.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts are included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

F-10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, and other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. Derivatives embedded in other financial instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities.

F-11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income, while the ineffective portion is recognized in net realized investment and other gains (losses). Gains and losses recorded in accumulated other comprehensive income are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Gains and losses on cash flow hedges recorded in accumulated other comprehensive income are reclassified immediately to income when the hedged item is sold or forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts recorded in accumulated other comprehensive income are reclassified to income in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. On April 28, 2004 (the “acquisition date”), MFC acquired JHFS and its subsidiaries, which was accounted for using the purchase method of accounting. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

F-12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value. For discussion regarding a goodwill impairment the Company recorded during 2010, see Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

Deferred Policy Acquisition Costs and Deferred Sales Inducements. DAC are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

F-13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 35% and 38% of the Company’s traditional life net insurance in-force at December 31, 2010 and 2009, respectively, and 77%, 81%, and 85% of the Company’s traditional life net insurance premiums for the years ended December 31, 2010, 2009, and 2008, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

For payout annuities in loss recognition, future policy benefits are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains (losses) associated with the underlying assets.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2010	2009

	(in millions)
Participating pension contracts	$1,799	$1,976
Funding agreements	1,010	1,753
Guaranteed investment contracts	823	948

Total liabilities for investment-type products	3,632	4,677
Individual and group annuities	2,225	2,124
Certain traditional life insurance policies and other	2,451	2,324

Total policyholders’ funds	$8,308	$9,125

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

F-14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by the Company’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 6 — Closed Blocks.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Share-Based Payments. The Company provides compensation to certain employees and directors in the form of stock options, deferred share units, restricted share units, and performance share units in MFC. The Company recognizes the costs resulting from share-based payment transactions with employees in its consolidated financial statements utilizing a fair value-based measurement method.

Share-based compensation costs are recognized over the applicable vesting period, except where the employee is eligible to retire prior to a vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The share-based payments are a legal obligation of MFC, but in accordance with U.S. GAAP, are recorded in the accounts of the Company in other operating costs and expenses.

The Company reports the benefits of tax deductions in excess of recognized compensation cost as a financing cash flow item.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

F-15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Adoption of Recent Accounting Pronouncements

Financing Receivables

Effective December 31, 2010, the Company adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2010-20, “Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses,” which amends FASB Accounting Standards Codification ™ (“ASC”) Topic 310, “Receivables.” ASU No. 2010-20 requires enhanced disclosures related to the allowance for credit losses and the credit quality of financing receivables, such as aging information and credit quality indicators. Most of the requirements are effective for the Company on December 31, 2010 with certain additional disclosures effective on December 31, 2011. Adoption of this guidance resulted in expanded disclosures related to the Company’s financing receivables, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Derivative Instruments and Hedging Activities

Effective July 1, 2010, the Company adopted ASU No. 2010-11, “Derivatives and Hedging- Scope Exception Related to Embedded Credit Derivatives,” which amends ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). ASU No. 2010-11 clarifies the scope exception for embedded credit derivative features related to the transfer of credit risk created by the subordination of one financial instrument to another. The amendments address how to determine which embedded credit derivative features, including those in collateralized debt obligations and synthetic collateralized debt obligations, are considered to be embedded derivatives that should not be analyzed for potential bifurcation and separate accounting at fair value. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” which is now incorporated into ASC 815. This guidance provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items. Adoption of this guidance resulted in expanded disclosures related to derivative instruments and hedging activities, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, “Consolidation – Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” which amends ASC Topic 810, “Consolidation” (“ASC 810”).

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control - now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

F-16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company also adopted ASU No. 2010-10, “Consolidation – Amendments for Certain Investment Funds,” which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of ASC 810 resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company’s Consolidated Balance Sheet at January 1, 2010 was an increase in assets of $518 million, an increase in liabilities of $475 million, an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51,” which is now incorporated into ASC 810. ASC 810 establishes accounting guidance for noncontrolling interests in a subsidiary and for deconsolidation of a subsidiary. Noncontrolling interests in subsidiaries are included as a separate component of shareholder’s equity on the Consolidated Balance Sheets, net income attributable to both the Company’s interest and the noncontrolling interests is presented separately on the Consolidated Statements of Operations, and any changes in the Company’s ownership of a subsidiary, which do not result in deconsolidation, would be accounted for as transactions in the Company’s own stock. Deconsolidation typically results in the recognition of a gain or loss, with any retained noncontrolling interest measured initially at fair value. This accounting guidance was applied prospectively, except for the presentation and disclosure requirements, which were applied retrospectively. Adoption of this guidance had no measurement impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2008, the Company adopted FASB Staff Position (“FSP”) No. FAS 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities,” which is now incorporated into ASC 810. This guidance requires enhanced disclosures about transfers of financial assets and interests in VIEs. While the Company is not involved in securitizing financial assets, it does have significant relationships with VIEs. Adoption of this guidance resulted in expanded disclosures related to VIEs, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Transfers of Financial Assets

Effective January 1, 2010, the Company adopted ASU No. 2009-16, “Accounting for Transfers of Financial Assets,” which amends ASC Topic 860, “Transfers and Servicing” (“ASC 860”). ASC 860 focuses on securitization activity, and these amendments affect the transferor’s derecognition principles for assets transferred. Amendments to ASC 860 eliminate the concept of qualifying special purpose entities, removing their previous exemption from consolidation accounting by transferors of financial assets to them. Further, ASC 860 does not permit derecognition accounting for transfers of portions of financial assets when the portions transferred do not meet the definition of a participating interest. ASC 860 strengthens the requirement that transferred assets be legally isolated from the transferor and all of its consolidated affiliates in order for the transfer to be accounted for as a sale. ASC 860 requires that retained interests in transferred assets be recognized at fair value instead of amounts based on relative fair value allocations of the previous carrying value of assets transferred.

These new requirements were applicable to transfers of financial assets occurring on or after January 1, 2010. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Fair Value Measurements

Effective January 1, 2010, the Company adopted ASU No. 2010-06, “Fair Value Measurements and Disclosures – Improving Disclosures about Fair Value Measurements,” which amends ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”). This guidance requires new disclosures about significant transfers between Level 1 and 2 measurement categories and clarifies existing fair value disclosures about the level of disaggregation and inputs and valuation techniques used to measure fair value. The guidance also requires separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which will be effective for the Company on January 1, 2011. Adoption of this guidance resulted in expanded disclosures related to fair value measurements, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

F-17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Effective December 31, 2009, the Company adopted ASU No. 2009-12, “Fair Value Measurements and Disclosures – Investment in Certain Entities That Calculate Net Asset per Share (or Its Equivalent).” This amendment to ASC 820 allows entities to use the net asset value of certain investments when determining fair value, provided certain criteria are met. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2009, the Company adopted ASU No. 2009-05, “Measuring Liabilities at Fair Value.” This amendment to ASC 820 simplifies, in certain instances, the assessment of fair value of a liability. This amendment, when applicable, allows the use of the fair value of the instrument associated with the liability when it is traded as an asset as a proxy for its fair value as a liability, given inherent difficulties in measuring the fair value of such liabilities directly. The fair value of the liability is not adjusted to reflect any restrictions on its transfer. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective April 1, 2009, the Company adopted FSP No. FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which is now incorporated into ASC 820. This accounting guidance carries forward and elaborates on previous fair value concepts. The fair value of an asset or liability continues to be the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date under then current market conditions. ASC 820 provides indicators of when a transaction is considered disorderly and elaborates on how to determine the fair value of a financial instrument if such conditions exist. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

In October 2008, the FASB issued FSP No. FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active,” which is now incorporated into ASC 820. This pronouncement provided additional guidance on determining fair values of illiquid securities. This guidance was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted FSP No. FAS 157-1, “Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13,” which is now incorporated into ASC 820. This guidance provides a scope exception for applying Statement of Financial Accounting Standards No. 157, “Fair Value Measurements (“SFAS No. 157”),” fair value methodologies to the evaluation criteria on lease classification or measurement. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted SFAS No. 157, which is now incorporated into ASC 820. This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements.

ASC 820 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. ASC 820 provides guidance on how to measure fair value when required under existing accounting standards. ASC 820 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, sorted into three levels (“Level 1, 2, and 3”) with the most observable input level being Level 1. The impact of changing valuation methods to comply with ASC 820 resulted in adjustments to actuarial liabilities, which were recorded as an increase in net income of $60 million, net of tax, on January 1, 2008.

Pension and Postretirement Benefit Plans

Effective December 31, 2009, the Company adopted FSP No. FAS 132(R)-1, “Employers’ Disclosures about Postretirement Benefit Plan Assets,” which is now incorporated into ASC Topic 715, “Compensation – Retirement Benefits” (“ASC 715”). This guidance requires enhanced disclosures of the assets of the Company’s pension and other postretirement benefit plans in

F-18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

the Company’s consolidated financial statements. ASC 715 requires a narrative description of investment policies and strategies for plan assets and discussion of long-term rate of return assumptions for plan assets. ASC 715 requires application of ASC 820 style disclosures to fair values of plan assets, including disclosure of fair values of plan assets sorted by asset category and valuation Levels 1, 2, and 3, with roll forward of Level 3 plan assets and discussion of valuation processes used. Adoption of this guidance resulted in expanded disclosures related to the Company’s pension and postretirement benefit plans, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted Emerging Issues Task Force (“EITF”) Issue No. 06-10, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Collateral Assignment Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers to recognize a liability for the postretirement benefit related to collateral assignment split-dollar life insurance arrangements. ASC 715 also requires employers to recognize and measure an asset based on the nature and substance of the collateral assignment split-dollar life insurance arrangement. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted EITF Issue No. 06-4, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers that enter into endorsement split-dollar life insurance arrangements that provide an employee with a postretirement benefit to recognize a liability for the future benefits promised based on the substantive agreement made with the employer. Whether the accrual is based on a death benefit or on the future cost of maintaining the insurance depends on what the employer has effectively agreed to provide during the employee’s retirement. The purchase of an endorsement-type life insurance policy does not qualify as a settlement of the liability. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

FASB Accounting Standards Codification

Effective July 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles – a Replacement of FASB Statement No. 162,” and ASU No. 2009-01, “Topic 105- Generally Accepted Accounting Principles amendments based on Statement of Financial Accounting Standards No. 168 – The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles.”

ASC Topic 105 establishes the FASB Accounting Standards Codification™ as the single source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities and to supersede all previous U.S. GAAP literature. Adoption of the ASC had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations, as it did not change U.S. GAAP principles.

Subsequent Events

Effective April 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 165, “Subsequent Events,” which is now incorporated into ASC Topic 855, “Subsequent Events.” This guidance was retroactively amended by the FASB in February 2010 by issuance of ASU No. 2010-09, “Subsequent Events,” which requires an entity which files or furnishes its financial statements with the U.S. Securities and Exchange Commission (“SEC”) to evaluate subsequent events through the date that its financial statements are issued. Adoption of this guidance resulted in expanded disclosures related to subsequent events, but had no impact on the Company’s Balance Sheets or Statements of Operations.

F-19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2, “Recognition and Presentation of Other-Than-Temporary Impairments,” which is now incorporated into ASC Topic 320, “Investments – Debt and Equity Securities” (“ASC 320”). This new guidance removes the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 – Investments.

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009, with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million, (3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million. Other balance sheet items were impacted as follows: value of business acquired decreased by $36 million, deferred policy acquisition costs and deferred sales inducements decreased by $11 million, deferred income tax liability decreased by $17 million, and future policy benefits increased by $1 million.

Investments

Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, “Amendments to the Impairment Guidance EITF Issue No. 99-20,” which is now incorporated into ASC Topic 325, “Investments – Other” (“ASC 325”). This guidance helps conform the impairment guidance in EITF Issue No. 99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets,” which is also now incorporated into ASC 325, to the impairment guidance of ASC 320. This impairment guidance applies to debt securities backed by securitized financial assets (“ABS”), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available-for-sale and most have fair values below their carrying values. ASC 325 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other-than-temporarily impaired. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Financial Instruments

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which is now incorporated into ASC Topic 825, “Financial Instruments” (“ASC 825”). The objective of this guidance is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. ASC 825 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable and can be applied on an instrument-by-instrument basis.

The Company elected to adopt ASC 825 for certain bonds classified as available-for-sale that support certain actuarial liabilities to participating policyholders. The book and market value for these bonds prior to this election were $1,307 million and $1,314 million, respectively. The amount of net unrealized gains reclassified from accumulated other comprehensive income on January 1, 2008 was $7 million. The actuarial liabilities in these products are recorded through earnings primarily based on fluctuations in the fair value of the underlying bonds. The bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2008. The adoption of ASC 825 resulted in an adjustment to retained earnings of $7 million as of January 1, 2008.

F-20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Future Adoption of Recent Accounting Pronouncements

Deferred Policy Acquisition Costs

In October 2010, the FASB issued ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts,” which amends ASC Topic 944, “Financial Services – Insurance” (“ASC 944”). ASU No. 2010-26 clarifies the costs that should be deferred when issuing and renewing insurance contracts and also specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized. All other acquisition-related costs should be expensed as incurred. This guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. ASU No. 2010-26 will be effective for the Company on January 1, 2012. The Company is currently evaluating the impact the adoption of this guidance will have on the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations.

Consolidated Financial Statements

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments,” which amends ASC 944. Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 will be effective for the Company on January 1, 2011. Adoption of this guidance will result in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities on January 1, 2011.

F-21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturities and equity securities are summarized below:

	December 31, 2010

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,259	$2,503	$563	$41,199	$(85)
Commercial mortgage-backed securities	4,211	156	120	4,247	-
Residential mortgage-backed securities	684	2	226	460	(31)
Collateralized debt obligations	246	-	110	136	-
Other asset-backed securities	970	68	9	1,029	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	8,176	55	390	7,841	-
Obligations of states and political subdivisions	4,079	60	112	4,027	-
Debt securities issued by foreign governments	1,399	139	7	1,531	-

Fixed maturities	59,024	2,983	1,537	60,470	(117)
Other fixed maturities (1)	1,932	-	-	1,932	-

Total fixed maturities available-for-sale	60,956	2,983	1,537	62,402	(117)

Equity securities available-for-sale	486	107	5	588	-

Total fixed maturities and equity securities available-for-sale	$61,442	$3,090	$1,542	$62,990	$(117)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income (“AOCI”), which were not included in earnings.

F-22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2009

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$41,667	$1,803	$965	$42,505	$(98)
Commercial mortgage-backed securities	4,643	69	238	4,474	(1)
Residential mortgage-backed securities	843	1	368	476	(8)
Collateralized debt obligations	291	-	156	135	(1)
Other asset-backed securities	1,238	41	37	1,242	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,945	40	17	1,968	-
Obligations of states and political subdivisions	1,533	11	53	1,491	-
Debt securities issued by foreign governments	1,214	98	34	1,278	-

Fixed maturities	53,374	2,063	1,868	53,569	(108)
Other fixed maturities (1)	2,012	-	-	2,012	-

Total fixed maturities available-for-sale	55,386	2,063	1,868	55,581	(108)

Equity securities available-for-sale	489	77	8	558	-

Total fixed maturities and equity securities available-for-sale	$55,875	$2,140	$1,876	$56,139	$(108)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in AOCI, which from the date of adoption of ASC 320 on April 1, 2009 were not included in earnings.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2010, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$2,255	$2,280
Due after one year through five years	10,788	11,237
Due after five years through ten years	11,148	11,813
Due after ten years	28,722	29,268

	52,913	54,598
Asset-backed and mortgage-backed securities	6,111	5,872

Total	$59,024	$60,470

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

F-23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to accumulated other comprehensive income on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

F-24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income:

Credit losses on available-for-sale fixed maturities:

(in millions)

Balance at January 1, 2010	$361

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	93
Credit losses for which an other-than-temporary impairment was previously recognized	10

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(65)

Balance at December 31, 2010	$399

Balance at January 1, 2009	$-

Additions:
Credit losses remaining in retained earnings related to adoption of new authoritative guidance on April 1, 2009	726
Credit losses for which an other-than-temporary impairment was not previously recognized	159
Credit losses for which an other-than-temporary impairment was previously recognized	15

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(539)

Balance at December 31, 2009	$361

F-25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity Securities and Equity Securities — By Investment Age

	Year ended December 31, 2010

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$4,729	$173	$3,345	$390	$8,074	$563
Commercial mortgage-backed securities	269	15	448	105	717	120
Residential mortgage-backed securities	-	-	409	226	409	226
Collateralized debt obligations	-	-	135	110	135	110
Other asset-backed securities	72	2	140	7	212	9
U.S. Treasury securities and obligations of U.S. government corporations and agencies	5,924	390	-	-	5,924	390
Obligations of states and political subdivisions	1,983	92	133	20	2,116	112
Debt securities issued by foreign governments	86	1	56	6	142	7

Total fixed maturities available-for-sale	13,063	673	4,666	864	17,729	1,537
Equity securities available-for-sale	70	3	28	2	98	5

Total	$13,133	$676	$4,694	$866	$17,827	$1,542

	Year ended December 31, 2009

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$6,358	$235	$6,167	$730	$12,525	$965
Commercial mortgage-backed securities	772	38	946	200	1,718	238
Residential mortgage-backed securities	194	147	275	221	469	368
Collateralized debt obligations	5	1	103	155	108	156
Other asset-backed securities	199	7	325	30	524	37
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,155	17	-	-	1,155	17
Obligations of states and political subdivisions	1,148	50	23	3	1,171	53
Debt securities issued by foreign governments	335	12	67	22	402	34

Total fixed maturities available-for-sale	10,166	507	7,906	1,361	18,072	1,868
Equity securities available-for-sale	40	3	58	5	98	8

Total	$10,206	$510	$7,964	$1,366	$18,170	$1,876

F-26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $464 million at December 31, 2010 from $606 million at December 31, 2009.

At December 31, 2010 and 2009, there were 1,138 and 1,545 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,537 million and $1,868 million, respectively, of which the single largest unrealized loss was $198 million and $24 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2010 and 2009, there were 88 and 141 equity securities with an aggregate gross unrealized loss of $5 million and $8 million, respectively, of which the single largest unrealized loss was $1 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $436 million were non-income producing for the year ended December 31, 2010. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2010.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held in 2010 and 2009, but there were no securities on loan and no collateral held as of December 31, 2010 and 2009. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

Assets on Deposit

As of December 31, 2010 and 2009, fixed maturity securities with a fair value of $34 million and $50 million, respectively, were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2010, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$1,789	East North Central	$1,296
Industrial	1,828	East South Central	211
Office buildings	3,756	Middle Atlantic	2,304
Retail	3,370	Mountain	898
Mixed use	174	New England	1,026
Agricultural	670	Pacific	3,492
Agri business	1,026	South Atlantic	2,523
Other	764	West North Central	514
		West South Central	910
		Canada/Other	203

Provision for losses	(34)	Provision for losses	(34)

Total	$13,343	Total	$13,343

F-27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge-offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2010	$ 42	$ 38	$ 5	$ 41	$ 34

Year ended December 31, 2009	29	36	-	23	42

Year ended December 31, 2008	17	15	-	3	29

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery.

Mortgage loans with a carrying value of $81 million were non-income producing for the year ended December 31, 2010. Mortgage loans with a carrying value of $81 million were on nonaccrual status at December 31, 2010. At December 31, 2010, mortgage loans with a carrying value of $4 million were delinquent by less than 90 days and $4 million were delinquent by 90 days or more.

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,

	2010	2009

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$115	$150
Allowance for credit losses	(34)	(42)

Net impaired mortgage loans on real estate	$81	$108

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,

	2010	2009	2008

	(in millions)

Average recorded investment in impaired loans	$130	$113	$60
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company develops an internal risk rating (“IRR”) by utilizing the Mortgage Risk Rating System. The IRR is a designated grade that measures the riskiness of expected loss. These ratings are updated on a quarterly basis.

F-28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The carrying value of mortgage loans by IRR was as follows:

	December 31,

	2010	2009

	(in millions)
AAA	$116	$93
AA	1,335	1,502
A	2,523	2,435
BBB	8,488	7,770
BB	570	527
B & Lower and Unrated	311	296

Total	$13,343	$12,623

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $128 million was non-income producing for the year ended December 31, 2010. Depreciation expense on investment real estate, agriculture, and timber was $63 million, $53 million, and $51 million in 2010, 2009, and 2008, respectively. Accumulated depreciation was $467 million and $413 million at December 31, 2010 and 2009, respectively.

Other Invested Assets

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. Equity method investments totaled $3,571 million and $3,059 million at December 31, 2010 and 2009, respectively. Net investment income (loss) on investments accounted for under the equity method totaled $199 million, $78 million, and $(4) million in 2010, 2009, and 2008, respectively. Total combined assets of such investments were $46,563 million and $34,412 million (consisting primarily of investments) and total combined liabilities were $14,546 million and $9,960 million (including $8,911 million and $6,539 million of debt) at December 31, 2010 and 2009, respectively. Total combined revenues and expenses of these investments in 2010 were $3,998 million and $4,895 million, respectively, resulting in $897 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Total combined revenues and expenses of these investments in 2008 were $3,071 million and $3,482 million, respectively, resulting in $411 million of total combined loss from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

F-29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other Losses

The following information summarizes the components of net investment income and net realized investment and other losses:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Net investment income
Fixed maturities	$3,273	$3,333	$3,286
Equity securities	9	31	56
Mortgage loans on real estate	766	739	714
Investment real estate, agriculture, and timber	171	146	155
Policy loans	326	332	322
Short-term investments	12	27	182
Equity method investments and other	279	15	(8)

Gross investment income	4,836	4,623	4,707

Less investment expenses	269	277	266

Net investment income (1)	$4,567	$4,346	$4,441

	Years ended December 31,

	2010	2009	2008

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$821	$(180)	$(1,577)
Equity securities	37	(59)	(129)
Mortgage loans on real estate	(62)	(83)	(23)
Derivatives and other invested assets	(332)	(1,366)	1,317
Amounts credited to participating contract holders	(83)	(149)	189

Net realized investment and other gains (losses) (1)	$381	$(1,837)	$(223)

(1)	Includes net investment income and net realized investment and other gains (losses) on assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 – Related Party Transactions for information on the associated MRBL reinsurance agreement.

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(18) million, $(107) million, and $216 million is included in net realized investment and other gains (losses) for the years ended December 31, 2010, 2009, and 2008, respectively.

For 2010, 2009, and 2008, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $106 million, $111 million, and $138 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $774 million, $363 million, and $352 million for the years ended December 31, 2010, 2009, and 2008, respectively, and gross losses were realized on the sale of available-for-sale securities of $194 million, $131 million, and $30 million for the years ended December 31, 2010, 2009, and 2008, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $115 million, $663 million, and $1,767 million for the years ended December 31, 2010, 2009, and 2008, respectively, were recognized in the Consolidated Statements of Operations.

F-30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The variable interest holder, if any, that has the power to direct the activities of the VIE that most significantly impact the entity’s economic performance and the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE is deemed to be the primary beneficiary and must consolidate the VIE. The Company’s analysis to determine whether it is the primary beneficiary of a VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary, and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,

	2010		2009

	Total Assets	Total Liabilities	Total Assets	Total Liabilities

	(in millions)
Collateralized debt obligations (1)	$451	$368	$-	$-
Timber funds (2)	116	116	106	106

Total	$567	$484	$106	$106

(1)	As discussed in Note 1, upon adoption of ASC 810 effective January 1, 2010, the Company consolidated certain asset-backed investment vehicles, commonly known as collateralized debt obligations (“CDOs”), which were previously reported in the unconsolidated VIE table below. The Company is considered to be the primary beneficiary of the CDOs as it provides investment management services, earns a fee for those services, and also holds investments in the entities. At December 31, 2010, these entities held total assets of $451 million, consisting of $401 million of securities classified by the Company as held-for-trading fixed maturities, $44 million of cash, and $6 million of accrued investment income. These entities held total liabilities of $368 million, consisting of $351 million of long-term debt, $10 million of derivative liabilities, and $7 million of other liabilities. See the table below for further discussion regarding CDOs.
(2)	The Company’s separate accounts are considered to be the primary beneficiary of certain timberland VIEs, as discussed further below. The Company consolidates the noncontrolling interests in these VIEs within separate account assets and separate account liabilities on the Consolidated Balance Sheets.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

F-31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

	December 31,

	2010

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$1,033	$-	$-
Real estate limited partnerships (4)	1,307	441	455
Timber funds (5)	1,748	106	143

Total	$4,088	$547	$598

	December 31,

	2009

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$1,431	$27	$27
Real estate limited partnerships (4)	1,166	466	522
Timber funds (5)	1,583	80	83

Total	$4,180	$573	$632

(1)	The Company’s investments in unconsolidated VIEs are included in available-for-sale fixed maturities and other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

F-32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

F-33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2010			December 31, 2009

		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$11,995	$433	$709	$14,922	$402	$752
	Foreign currency swaps	1,017	53	223	883	-	253

Cash flow hedges	Interest rate swaps	18,467	1,337	540	12,961	912	66
	Foreign currency swaps	1,861	29	189	629	4	122
	Foreign currency forwards	140	29	-	266	43	-
	Equity market contracts	20	1	1	38	8	-

Total Derivatives in Hedging Relationships		$33,500	$1,882	$1,662	$29,699	$1,369	$1,193

Non-Hedging Relationships
	Interest rate swaps	$38,111	$951	$915	$22,535	$526	$500
	Interest rate futures	1,598	-	-	407	-	-
	Foreign currency swaps	1,660	128	166	4,461	238	319
	Foreign currency forwards	134	4	-	115	-	1
	Foreign currency futures	1,100	-	-	278	-	-
	Equity market contracts	31	3	1	-	-	-
	Equity index futures	4,954	-	-	1,030	-	-
	Interest rate options	181	-	-	287	1	-
	Embedded derivatives – fixed maturities	-	-	-	86	-	2
	Embedded derivatives – reinsurance contracts	-	7	660	-	8	614
	Embedded derivatives – participating pension contracts (1)	-	-	98	-	-	71
	Embedded derivatives – benefit guarantees (1)	-	1,497	456	-	1,703	640

Total Derivatives in Non-Hedging Relationships		47,769	2,590	2,296	29,199	2,476	2,147

Total Derivatives (2)		$81,269	$4,472	$3,958	$58,898	$3,845	$3,340

F-34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative asset on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liability on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges in net realized investment and other gains (losses). For the years ended December 31, 2010, 2009, and 2008, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2010, the Company had no hedges of firm commitments.

The following table shows the investment gains (losses) recognized:

For the year ended December 31, 2010

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$(70)	$157	$87
	Fixed-rate liabilities	62	(64)	(2)
Foreign currency swaps	Fixed-rate assets	(73)	111	38

Total		$(81)	$204	$123

For the year ended December 31, 2009

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$470	$(348)	$122
	Fixed-rate liabilities	(310)	263	(47)
Foreign currency swaps	Fixed-rate assets	90	(83)	7

Total		$250	$(168)	$82

F-35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

For the year ended December 31, 2008

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$(657)	$684	$27
	Fixed-rate liabilities	220	(272)	(52)
Foreign currency swaps	Fixed-rate assets	(114)	92	(22)

Total		$(551)	$504	$(47)

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the years ended December 31, 2010 and 2009, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the years ended December 31, 2010 and 2009, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

The following table presents the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder’s Equity:

For the year ended December 31, 2010

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)

Interest rate swaps	Forecasted fixed-rate assets	$48	$(129)	$3
	Inflation indexed liabilities	(43)	-	-
Foreign currency swaps	Fixed-rate assets	(25)	-	-
	Floating rate assets	(4)	-	-
Foreign currency forwards	Forecasted expenses	(9)	-	-
	Foreign currency assets	(1)	-	-
Equity market contracts	Stock-based compensation	(3)	-	-

Total		$(37)	$(129)	$3

F-36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

For the year ended December 31, 2009

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$(23)	$-	$-
	Forecasted fixed-rate assets	(1,082)	(5)	(17)
	Inflation indexed liabilities	108	-	-
Foreign currency swaps	Fixed-rate assets	(35)	-	-
Foreign currency forwards	Forecasted expenses	28	-	-
Equity market contracts	Stock-based compensation	4	-	-

Total		$(1,000)	$(5)	$(17)

For the year ended December 31, 2008

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$37	$-	$-
	Forecasted fixed-rate assets	1,118	(31)	30
	Inflation indexed liabilities	(73)	-	-
Foreign currency swaps	Fixed-rate assets	5	-	-
Equity market contracts	Stock-based compensation	(1)	-	-

Total		$1,086	$(31)	$30

The Company anticipates that pre-tax net gains of approximately $41 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 36 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see Note 12 – Shareholder’s Equity.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

F-37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), U.S. Treasury futures, and foreign currency futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

Beginning in December 2010, the Company implemented a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

For the years ended December 31, 2010, 2009, and 2008, net losses of $709 million, net losses of $2,679 million, and net gains of $2,901 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts were recorded in net realized investment and other gains (losses).

For the years ended December 31,	2010	2009	2008

	(in millions)
Non-Hedging Relationships
Investment (losses) gains:
Interest rate swaps	$145	$(906)	$818
Interest rate futures	(56)	3	(28)
Interest rate options	(1)	4	-
Foreign currency swaps	(68)	(121)	31
Foreign currency forwards	22	18	(28)
Foreign currency futures	(18)	(24)	(2)
Embedded derivatives	(93)	(1,390)	1,944
Equity market contracts	12	30	(25)
Equity index futures	(652)	(293)	191

Total Investment (Losses) Gains from Derivatives in Non-Hedging Relationships	$(709)	$(2,679)	$2,901

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see Note 14 – Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

F-38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2010 and 2009, the Company had accepted collateral consisting of various securities with a fair value of $824 million and $861 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2010 and 2009, the Company pledged collateral of $690 million and $598 million, respectively, which is included in available-for-sale fixed maturities on the Consolidated Balance Sheets.

Note 5 — Income Taxes

Prior to 2010, the Company filed tax returns as part of two consolidated groups, MHDLLC and JHHLLC. MHDLLC included JHUSA and JHHLLC included JHLICO and JHVLICO. For the 2010 tax year, the Company is included in the consolidated federal income tax return of JHHLLC with the following affiliates and wholly-owned subsidiaries: MIC, Manulife Reinsurance Limited, Manulife Reinsurance (Bermuda) Limited, Manulife Service Corporation, John Hancock International Holdings, Inc., John Hancock Life Insurance Company of New York (“JHNY”), and John Hancock Subsidiaries LLC.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

(Loss) income before income taxes includes the following:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Domestic	$(669)	$290	$(670)
Foreign	14	14	20

(Loss) income before income taxes	$(655)	$304	$(650)

The components of income taxes were as follows:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Current taxes:
Federal	$(230)	$(45)	$(462)
Foreign	6	6	4
State	-	3	5

Total	(224)	(36)	(453)

Deferred taxes:
Federal	450	31	111
Foreign	(1)	(1)	2
State	(3)	(1)	1

Total	446	29	114

Total income tax expense (benefit)	$222	$(7)	$(339)

F-39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

	Years ended December 31,

	2010	2009	2008

	(in millions)

Tax at 35%	$(229)	$106	$(227)
Add (deduct):
Prior year taxes	47	14	26
Tax credits	(65)	(76)	(72)
Tax-exempt investment income	(119)	(76)	(92)
Lease income	(5)	63	3
Unrecognized tax benefits	34	(44)	15
Goodwill impairment	560	-	-
Other	(1)	6	8

Total income tax expense (benefit)	$222	$(7)	$(339)

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,

	2010	2009

	(in millions)
Deferred tax assets:
Policy reserves	$1,309	$1,339
Net operating loss carryforwards	725	384
Net capital loss carryforwards	108	74
Tax credits	732	670
Unearned revenue	907	915
Deferred compensation	48	212
Federal interest deficiency	381	307
Dividends payable to policyholders	135	144
Securities and other investments	805	1
Other	97	245

Total deferred tax assets	5,247	4,291

Deferred tax liabilities:
Unrealized investment gains on securities	653	493
Deferred policy acquisition costs	2,503	2,367
Intangibles	1,134	1,213
Premiums receivable	56	42
Deferred sales inducements	124	132
Deferred gains	638	628
Securities and other investments	2,648	1,091
Other	256	80

Total deferred tax liabilities	8,012	6,046

Net deferred tax liabilities	$2,765	$1,755

At December 31, 2010, the Company had $2,070 million of operating loss carryforwards, which will expire between 2022 and 2025, and $309 million of capital loss carryforwards, which will expire between 2013 and 2014. The Company believes that it will realize the full benefit of its deferred tax assets.

F-40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

The Company received an income tax refund of $31 million in 2010 and made income tax payments of $4 million and $13 million in 2009 and 2008, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1996.

For MHDLLC, the Internal Revenue Service (“IRS”) completed its examinations and the appeals process for years 1998 through 2003, and the Company received income tax refunds for these years in April 2009 totaling $44 million, including interest. The IRS completed its examination of this group’s income tax returns for the years 2004 and 2005 in July 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of this group’s income tax returns for years 2006 and 2007 in November 2009.

For JHHLLC, the IRS completed its examinations for years 1996 through 1998 in September 2003. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. In June 2008, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the 1996 through 1998 examinations, and in December 2008, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2009, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency.

The IRS completed its examinations of this group’s income tax returns for the years 1999 through 2001 in October 2006. In August 2009, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the examinations, and in December 2009, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2010, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency.

The IRS completed its examination of this group’s income tax returns for the years 2002 through 2004 in August 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS examination for years 2005 and 2006 commenced in January 2010.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31

	2010	2009

	(in millions)
Beginning balance	$2,161	$1,869
Additions based on tax positions related to the current year	202	182
Additions for tax positions of prior years	177	349
Reductions for tax positions of prior years	(144)	(239)

Ending balance	$2,396	$2,161

Included in the balances as of December 31, 2010 and 2009, respectively, are $338 million and $356 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balances as of December 31, 2010 and 2009, respectively, are $2,058 million and $1,805 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate, but would accelerate the payment of taxes to an earlier period.

An estimate of the change in unrecognized tax benefits attributable to deductions for dividends received cannot be made at this time because there is no specific information available with respect to either the position that will be taken by the U.S. Treasury Department or the effective dates of the anticipated regulations.

F-41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2010, 2009, and 2008, the Company recognized approximately $166 million, $224 million, and $195 million in interest expense, respectively. The Company had approximately $1,044 million and $878 million accrued for interest as of December 31, 2010 and 2009, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2010, 2009, and 2008.

Note 6 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. Actual experience within the JHLICO closed block, in particular realized and unrealized losses, resulted in a reduction of the remaining policyholder dividend obligation to zero during the year ended December 31, 2008. The policyholder dividend obligation for the JHUSA closed block remains zero at December 31, 2010 and 2009.

F-42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2010	2009

	(in millions)
Liabilities
Future policy benefits	$8,443	$8,632
Policyholders’ funds	78	79
Policyholder dividends payable	184	202
Other closed block liabilities	587	526

Total closed block liabilities	$9,292	$9,439

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2010—$2,898; 2009—$3,084)	$3,094	$3,179
Mortgage loans on real estate	643	652
Investment real estate	655	656
Policy loans	1,550	1,619
Other invested assets	5	3

Total investments	5,947	6,109

Cash borrowings and cash equivalents	(168)	(244)
Accrued investment income	104	117
Amounts due from and held for affiliates	1,830	1,779
Other closed block assets	642	667

Total assets designated to the closed block	$8,355	$8,428

Excess of closed block liabilities over assets designated to the closed block	$937	$1,011
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $199 million and $142 million, respectively	370	264
Adjustment for deferred policy acquisition costs, net of deferred income tax benefit of $64 million and $46 million, respectively	(119)	(85)
Foreign currency translation adjustment	(85)	(67)

Total amounts included in accumulated other comprehensive income	166	112

Maximum future earnings to be recognized from closed block assets and liabilities	$1,103	$1,123

F-43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2010	2009	2008

	(in millions)
Revenues
Premiums	$597	$624	$647
Net investment income	415	455	473
Net realized investment and other gains (losses)	97	(35)	(9)

Total revenues	1,109	1,044	1,111

Benefits and Expenses
Benefits to policyholders	713	734	782
Policyholder dividends	367	392	411
Amortization of deferred policy acquisition costs	(28)	(76)	(218)
Other closed block operating costs and expenses	26	24	25

Total benefits and expenses	1,078	1,074	1,000

Revenues, net of benefits and expenses before income taxes	31	(30)	111
Income tax expense (benefit)	11	(11)	39

Revenues, net of benefits and expenses and income taxes	$20	$(19)	$72

Maximum future earnings from closed block assets and liabilities:

	Years ended December 31,
	2010	2009

	(in millions)
Beginning of period	$1,123	$1,127
Revenues, net of benefits and expenses and income taxes	(20)	19
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(23)

End of period	$1,103	$1,123

F-44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2010	2009

	(in millions)
Liabilities
Future policy benefits	$10,798	$10,916
Policyholders’ funds	1,501	1,511
Policyholder dividends payable	401	407
Other closed block liabilities	116	118

Total closed block liabilities	$12,816	$12,952

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2010—$6,530; 2009—$6,378)	$6,766	$6,456
Equity securities:
Available-for-sale—at fair value (cost: 2010—$9; 2009—$7)	12	8
Mortgage loans on real estate	2,105	1,928
Policy loans	1,500	1,533
Other invested assets	121	153

Total investments	10,504	10,078

Cash borrowings, cash, and cash equivalents	(38)	299
Accrued investment income	141	134
Other closed block assets	92	165

Total assets designated to the closed block	$10,699	$10,676

Excess of closed block liabilities over assets designated to the closed block	$2,117	$2,276
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $98 million and $28 million, respectively	183	53

Maximum future earnings to be recognized from closed block assets and liabilities	$2,300	$2,329

F-45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2010	2009	2008

	(in millions)
Revenues
Premiums	$621	$648	$699
Net investment income	585	588	581
Net realized investment and other gains (losses)	18	(12)	(118)

Total revenues	1,224	1,224	1,162

Benefits and Expenses
Benefits to policyholders	733	761	794
Policyholder dividends	439	461	478
Change in the policyholder dividend obligation	-	-	(62)
Other closed block operating costs and expenses	11	3	2

Total benefits and expenses	1,183	1,225	1,212

Revenues, net of benefits and expenses before income taxes	41	(1)	(50)
Income tax expense (benefit)	12	(2)	(17)

Revenues, net of benefits and expenses and income taxes	$29	$1	$(33)

Maximum future earnings from closed block assets and liabilities:

	Years ended December 31,
	2010	2009

	(in millions)
Beginning of period	$2,329	$2,372
Revenues, net of benefits and expenses and income taxes	(29)	(1)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(42)

End of period	$2,300	$2,329

F-46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2010	2009

	(in millions)
Short-term debt:
Current maturities of long-term debt	$7	$6

Long-term debt:
Surplus notes, 7.38% maturing in 2024 (1)	489	491
Variable rate notes payable, interest ranging from LIBOR plus 0.45% to LIBOR plus 3.15% due in varying amounts to 2019 (2)	222	-
Fixed rate notes payable, interest ranging from 6.1% to 13.84% due in varying amounts to 2016 (2)	149	15
Fair value adjustments related to interest rate swaps (1)	(15)	(16)

	845	490
Less current maturities of long-term debt	(7)	(6)

Total long-term debt	$838	$484

Consumer notes:
Notes payable, interest ranging from 0.83% to 6.25% due in varying amounts to 2036	$966	$1,205

(1)	As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. Under ASC 815, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.
(2)	As a result of the adoption of ASC 810 effective January 1, 2010, long-term debt at December 31, 2010 includes $222 million of variable rate notes and $129 million of fixed rate notes related to consolidated variable interest entities. For further information regarding the adoption of ASC 810, see Note 1 – Summary of Significant Accounting Policies.

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2011—$7 million; 2012—$162 million; 2013—$0 million; 2014—$35 million; 2015—$12 million; and thereafter—$629 million.

Interest expense on debt, included in other operating costs and expenses, was $47 million, $34 million, and $34 million in 2010, 2009, and 2008, respectively. Interest paid on debt was $47 million, $34 million, and $34 million in 2010, 2009, and 2008, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”).

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2011—$155 million; 2012—$109 million; 2013—$55 million; 2014—$233 million; 2015—$146 million; and thereafter—$268 million.

F-47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Debt and Line of Credit - (continued)

Interest expense on consumer notes, included in other operating costs and expenses, was $48 million, $47 million, and $104 million in 2010, 2009, and 2008, respectively. Interest paid amounted to $48 million, $50 million, and $104 million in 2010, 2009, and 2008, respectively.

Line of Credit

At December 31, 2010, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2010. At December 31, 2010, the Company had no outstanding borrowings under the agreement.

At December 31, 2010, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2014. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2010. At December 31, 2010, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Note 8 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. Under the terms of the agreement, the Company recorded a reduction of $3,640 million in premiums in the Consolidated Statements of Operations and recorded a modified coinsurance reserve adjustment of $3,640 million, which reduced benefits to policyholders in the Consolidated Statements of Operations for the year ended December 31, 2008.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis where the related financial assets remain invested at the Company and a modified coinsurance agreement. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance amounts withheld from JHRECO of $4,784 million and $4,147 million at December 31, 2010 and 2009, respectively, on the Company’s Consolidated Balance Sheets and recorded a reinsurance recoverable from JHRECO of $5,414 million and $4,749 million at December 31, 2010 and 2009, respectively, which was included with reinsurance recoverable on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $625 million, $644 million, and $656 million during the years ended December 31, 2010, 2009, and 2008, respectively. Claims incurred ceded to JHRECO were $652 million, $603 million, and $538 million during the years ended December 31, 2010, 2009, and 2008, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Under the terms of the agreement, the Company received initial consideration of $1,495 million, which was classified as unearned revenue. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was due to the Company on December 31, 2009, which was paid by MRBL on March 31, 2010. The Company recorded this amount as a receivable as of December 31, 2009. As a result of the amendment,

F-48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

the unearned revenue of $250 million as of September 30, 2009 was included with the balance of unearned revenue related to the initial consideration. These amounts are being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,563 million and $1,705 million as of December 31, 2010 and 2009, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. As of November 15, 2010, the agreement was amended to update the calculation of investment income. As of December 31, 2010 and 2009, respectively, the Company reported a reinsurance recoverable for ceded reserves and cost of reinsurance of $1,595 million and $1,681 million and a liability for coinsurance funds withheld of $72 million and $194 million on the Consolidated Balance Sheets. As of December 31, 2010, the Company reported a reinsurance settlement receivable from MRBL of $180 million, which was included with amounts due from and held for affiliates, and as of December 31, 2009, the Company reported a reinsurance settlement payable to MRBL of $261 million, which was included with amounts due to affiliates on the Consolidated Balance Sheets. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2010 and 2009 were $2,394 million and $2,290 million, respectively, and are accounted for as fixed maturities available-for-sale.

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $372 million, $394 million, and $374 million for the years ended December 31, 2010, 2009, and 2008, respectively. As of December 31, 2010 and 2009, the Company had amounts receivable from MFC and MLI of $1 million and amounts payable to MFC and MLI of $10 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

F-49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

Debt Transactions

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $110 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”) (formerly John Hancock Financial Holdings (Delaware), Inc.). The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $8 million, $8 million, and $2 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $295 million from JHIA. The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $21 million, $21 million, and $5 million for the years ended December 31, 2010, 2009, and 2008, respectively.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the “Original Note”). Interest on the Original Note accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 15, June 15, September 15, and December 15 and payable semi-annually on June 15 and December 15 of each year until December 15, 2011, and thereafter at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforesaid until payment in full. On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrues at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and September 15 of each year until payment in full. Pursuant to the merger of MHDLLC into JHHLLC, as discussed in Note 1, MHDLLC ceased to exist, and the loan was transferred to JHHLLC effective December 31, 2009. Interest expense was $1 million, $2 million, and $5 million for the years ended December 31, 2010, 2009, and 2008, respectively.

The issuance of the above surplus notes by the Company was approved by the Commissioner, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes were included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 50 basis points. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and the loan was transferred to MIC effective December 31, 2009. Interest income was $3 million, $4 million, and $3 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDLLC. The note was repaid on September 30, 2008. Interest was calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points. Interest expense was $13 million for the year ended December 31, 2008.

Capital Stock Transactions

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

On September 30, 2008, the Company issued two shares of common stock to MIC for $477 million in cash.

Other

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans. For additional information on the transfer, see Note 10 — Pension and Other Postretirement Benefit Plans.

On December 10, 2008, the Company issued a dividend in-kind of $460 million to JHFS as repayment on an outstanding loan.

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract

F-50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

deposits from affiliates of the Company. At December 31, 2010 and 2009, the Company managed approximately $7,233 million and $6,098 million of deposits from affiliates, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2010	2009

	(in millions)
The Manufacturers Investment Corporation	$48	$84
John Hancock Holdings (Delaware) LLC	102	40
Manulife Reinsurance Limited	22	197
Manulife Reinsurance (Bermuda) Limited	281	949
Manulife Hungary Holdings KFT	51	62
John Hancock Life Insurance Company of Vermont	25	52
John Hancock Reassurance Company Limited	20	482
John Hancock Insurance Agency, Inc.	69	6

Total	$618	$1,872

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company’s new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. Pursuant to the merger of JHLICO into JHUSA, as discussed in Note 1, those SignatureNotes became obligations of the Company. MFC continues to guarantee the SignatureNotes originally issued by JHLICO. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

F-51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

	December 31,
	2010	2009	2008

	(in millions)

Direct	$5,897	$5,680	$5,677

Assumed	1,198	1,384	1,221

Ceded	(3,173)	(3,118)	(6,817)

Net life, health, and annuity premiums earned	$3,922	$3,946	$81

For the years ended December 31, 2010, 2009, and 2008, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $4,433 million, $3,442 million, and $2,964 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 10 — Pension and Other Postretirement Benefit Plans

Prior to December 31, 2010, the Company accounted for its share of the qualified defined benefit plan, the non-qualified defined benefit plan, and the employee welfare plan as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC, the Company’s immediate parent, along with the associated net liabilities. The impact of the transfer on the Company’s December 31, 2010 Consolidated Balance Sheet was a decrease in total liabilities of $460 million, a decrease in additional paid-in capital of $13 million, and an increase in accumulated other comprehensive income of $473 million, net of tax.

As of the transfer date, the assets and liabilities of these plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the plans and will recognize its required contributions as net periodic benefit cost in its consolidated financial statements.

Prior to December 31, 2010, the Company sponsored a funded qualified defined benefit plan (the ‘Plan”) that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company’s funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010, 2009, and 2008, no contributions were made to the qualified plan.

F-52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Prior to December 31, 2010, the Company also sponsored an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

Prior to December 31, 2010, the Company’s funding policy for its non-qualified defined benefit plan was to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $31 million, $34 million, and $33 million in 2010, 2009, and 2008, respectively.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from JHFS to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The welfare plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company’s policy was to fund its other postretirement benefits in amounts at or below the annual tax qualified limits. The contribution for the other postretirement benefits was $48 million, $54 million, and $59 million in 2010, 2009, and 2008, respectively.

The Company participates in a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $8 million in 2010 and $7 million in both 2009 and 2008. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from JHFS to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. The expense for the defined contribution plans was $18 million, $19 million, and $19 million in 2010, 2009, and 2008, respectively.

The Company uses a December 31 measurement date to account for its pension and other postretirement benefit plans.

F-53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Obligations and Funded Status of Defined Benefit Plans

The amounts disclosed below represent the Company’s share of the pension and other postretirement benefit plans described above:

	Years ended December 31,
	Pension Benefits		Other Postretirement Benefits

	2010	2009	2010	2009

		(in millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$2,354	$2,237	$548	$573
Service cost	32	30	1	1
Interest cost	124	128	28	33
Participant contributions	-	-	4	5
Actuarial loss (gain)	132	132	4	(8)
Retiree drug subsidy	-	-	3	3
Benefits paid	(175)	(173)	(52)	(59)
Transfer of certain pension and postretirement benefit plans to Parent	(2,467)	-	(536)	-

Benefit obligation at end of year	$-	$2,354	$-	$548

Change in plan assets:
Fair value of plan assets at beginning of year	$1,843	$1,628	$306	$245
Actual return on plan assets	281	354	40	61
Employer contributions	32	34	48	54
Participant contributions	-	-	4	5
Benefits paid	(175)	(173)	(52)	(59)
Transfer of certain pension and postretirement benefit plans to Parent	(1,981)	-	(346)	-

Fair value of plan assets at end of year	$-	$1,843	$-	$306

Funded status at end of year	$-	$(511)	$-	$(242)

Amounts recognized on Consolidated Balance Sheets:
Assets	$-	$-	$-	$-
Liabilities	-	(511)	-	(242)

Net amount recognized	$-	$(511)	$-	$(242)

Amounts recognized in accumulated other comprehensive income:
Prior service cost	$(26)	$(29)	$-	$-
Net actuarial loss	735	739	19	29
Transfer of certain pension and postretirement benefit plans to Parent	(709)	-	(19)	-

Total	$-	$710	$-	$29

The accumulated benefit obligation for all defined benefit plans was $0 million and $2,329 million at December 31, 2010 and 2009, respectively.

The following table provides information for pension plans with accumulated benefit obligations in excess of plan assets:

	December 31,
	2010	2009

	(in millions)
Accumulated benefit obligation	$-	$2,329
Projected benefit obligation	-	2,354
Fair value of plan assets	-	1,843

F-54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Components of Net Periodic Benefit Cost

	Years ended December 31,
	Pension Benefits			Other Postretirement Benefits

	2010	2009	2008	2010	2009	2008

	(in millions)
Service cost	$32	$30	$ 30	$1	$1	$1
Interest cost	124	128	129	28	33	34
Expected return on plan assets	(161)	(175)	(181)	(26)	(26)	(26)
Amortization of prior service cost	(3)	(3)	(3)	-	-	-
Recognized actuarial loss	15	4	5	-	-	-

Net periodic benefit cost (income)	$7	$(16)	$ (20)	$3	$8	$9

Assumptions

Weighted–average assumptions used to determine benefit obligations were as follows:

	Years ended December 31,
	Pension Benefits		Other Postretirement Benefits

	2010	2009	2010	2009

Discount rate	N/A	5.50%	N/A	5.50%
Rate of compensation increase	N/A	4.35%	N/A	N/A
Health care cost trend rate for following year			N/A	8.50%
Ultimate trend rate			N/A	5.00%
Year ultimate rate reached			N/A	2028

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

	Years ended December 31,
	Pension Benefits			Other Postretirement Benefits

	2010	2009	2008	2010	2009	2008

Discount rate	5.50%	6.00%	6.00%	5.50%	6.00%	6.00%
Expected long-term return on plan assets	7.75%	8.00%	8.00%	7.75%	8.00%	8.00%
Rate of compensation increase	4.35%	4.10%	5.10%	N/A	N/A	N/A
Health care cost trend rate for following year				8.50%	8.50%	9.00%
Ultimate trend rate				5.00%	5.00%	5.00%
Year ultimate rate reached				2028	2016	2016

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

F-55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Assumed health care cost trend rates have a significant effect on the amounts reported for the postretirement healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point Increase	One-Percentage Point Decrease

	(in millions)
Effect on total service and interest costs in 2010	$1	$(1)
Effect on postretirement benefit obligation as of December 31, 2010	N/A	N/A

Plan Assets

The Company’s overall investment strategy was to achieve a mix of approximately 94% of investments for long-term growth and 6% for near-term benefit payments, with a wide diversification of asset types, fund strategies, and fund managers.

The target allocations for plan assets are 52% equity securities, 35% fixed income securities, and 13% to all other types of investments. Equity securities primarily include investments in large-cap, mid-cap, and small-cap companies primarily located in the United States. Fixed income securities include corporate bonds of companies from a diverse range of industries, mortgage-backed securities, and U.S. Treasuries. Other types of investments include investments in private equity funds and timber and agriculture investments that follow several different strategies.

Pension plan assets of $0 million and $702 million at December 31, 2010 and 2009, respectively, were investments managed by related parties. Welfare plan assets of $0 million and $185 million at December 31, 2010 and 2009, respectively, were investments in related parties.

The plans did not own any of the Company’s or MFC’s common stock at December 31, 2010 and 2009.

Fair Value Measurements

Following ASC 820 guidance, the Company categorizes its fair value measurements of pension and other postretirement benefit plan assets according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the plans’ valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. For additional information regarding the valuation hierarchy and the Company’s determination of fair value, see Note 14 – Fair Value of Financial Instruments.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments. Cash and cash equivalents are included in Level 1.

Domestic equity – Includes investments in separate accounts and common/collective trusts. Separate account fair values are determined by the fair value of the underlying assets. Underlying domestic equity assets are valued based on observable quoted prices in active markets, and these separate account investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

International equity – Includes investments in mutual funds and common/collective trusts. Mutual fund fair values are determined based upon observable net asset values (“NAV”), and these investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

F-56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Domestic fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying domestic fixed-income investments are valued based on observable quoted prices in active and inactive markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

International fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying international fixed-income investments are valued based on observable quoted prices in active markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

Private equity – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Private equity investments are included in Level 3.

Timber/Agriculture – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Timber/agriculture investments are included in Level 3.

401(h) account net assets – Fair values are determined based upon the fair values of the investments held in the Plan, as described above. The 401(h) account net assets are included in Level 1, Level 2, or Level 3.

The fair value of the Company’s pension plan assets at December 31, 2009, by asset category is as follows:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$26	$26	$-	$-
Equity
Domestic	783	331	452	-
International	268	108	160	-
Fixed income
Domestic (a)	437	142	215	80
International (b)	121	80	41	-
Other types of investments
Private equity (c)	129	-	-	129
Timber / agriculture (d)	79	-	-	79

Total assets at fair value	$1,843	$687	$868	$288

(a)	This category consists of approximately 40% corporate bonds from U.S. issuers in diverse industries, 18% invested in the general account of the Company, 13% mortgage-backed securities, 13% U.S. Treasuries and other government debt, 9% cash and other domestic fixed income investments, and 7% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.

F-57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The changes in Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2009 are summarized as follows:

	Domestic Fixed Income	Private Equity	Timber / Agriculture

	(in millions)
Balance at January 1, 2009	$73	$150	$72
Actual return on plan assets:
Relating to assets still held at the reporting date	18	(19)	6
Relating to assets sold during the period	-	5	2
Purchases, sales, and settlements (net)	(11)	(7)	(1)
Transfers into and/or out of Level 3	-	-	-

Balance at December 31, 2009	$80	$129	$79

The fair value of the Company’s other postretirement benefit plan assets at December 31, 2009, by asset category is as follows:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$23	$23	$-	$-
Equity
Domestic	129	14	115	-
International	22	11	11	-
Fixed income
Domestic (a)	124	24	98	2
International (b)	3	2	1	-
Other types of investments
Private equity (c)	3	-	-	3
Timber / agriculture (d)	2	-	-	2

Total assets at fair value	$306	$74	$225	$7

(a)	This category consists of approximately 44% corporate bonds from U.S. issuers in diverse industries, 27% mortgage-backed securities, 17% U.S. Treasuries and other government debt, 6% cash and other domestic fixed income investments, 4% sovereign debt, and 2% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.

The fair value of Level 3 assets measured on a recurring basis at December 31, 2009 was $7 million.

F-58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Risk Management Practices and Investment Goals

Investment allocation decisions for plan assets were made in accordance with the criteria and limitations set forth in the most recent Statement of Investment Policies and Procedures (the “Statement”), as amended and restated effective November 17, 2009. The Company relies on the Statement to set forth guidelines for adopting and maintaining certain funding policies in accordance with the provisions of ERISA and to ensure that the Plan maintains sufficient amounts to meet the obligations of the Plan as they come due.

The Company’s board of directors had delegated the fiduciary oversight responsibility of the Plan to the U.S. Benefits Committee (the “Committee”), which in turn, established and actively monitors specialized subcommittees to ensure continued prudent and effective management of the Plan. One such subcommittee, the Investment Committee, is responsible for diversification of plan assets to achieve a suitable combination of investment risk and rate of return for the exclusive benefit of plan participants and beneficiaries. In order to satisfy the Plan’s ongoing obligations and minimize the likelihood of a significant deterioration in the Plan’s funded status resulting from capital market activity, the Investment Committee retained an Investment Advisor, John Hancock Investment Management Services LLC, a subsidiary of the Company, to assist in the overall strategic investment direction of the fund.

Investment Policies and Strategies

The overall investment policies and strategies of the Plan were based on the guiding principle of diversification. Plan investments were allocated primarily between the major asset classes of fixed income and equity, with a relatively smaller proportion of investments in alternative asset classes. These investments fall into two broad categories within the context of the current asset allocation policy.

Liability-Hedging Assets – These assets consist primarily of fixed income investments, such as bonds, that generally have characteristics similar to pension liabilities, including predictable cash flows and comparable durations. In addition to capital preservation, the payment streams provided by liability-hedging assets are used to satisfy plan obligations as they become due.

Return-Seeking Assets – All non-fixed income investments, such as equities and certain alternative asset classes, fall into this category. In pursuing these investments, the Plan seeks to experience higher returns from appreciation in asset values. Historically, the long-term rate of return on equities has been higher than most investment grade fixed income securities. The increased yield comes at the expense of increased volatility and unpredictability in cash flows.

Permitted and Prohibited Investments

Plan investments were permitted to be made either directly, through pooled or mutual funds, or through insurance contracts, and both active and passive strategies have been used. In order to fulfill its fiduciary responsibility and to ensure that plan assets are invested prudently, the Committee has compiled a list of prohibited investments, as well as placed constraints on certain permitted investments. Moreover, the Plan was not permitted to borrow funds to acquire securities or otherwise deal in margin trading. Additional restrictions and constraints, by asset class, are outlined below.

Fixed Income

The Plan’s fixed income exposure was achieved through investments in separate accounts or mutual funds. For securities held in separate accounts, the combined market value of any individual investments, as a percentage of the aggregate market value of all fixed income investments, was not to exceed the maximum quality limits outlined below. Each mutual fund investment was governed by its own prospectus, and therefore not subject to these quality limits.

Investment Rating	Maximum Limit

AAA	100%
AA	90%
A	75%
BBB & Lower	50%
BB & Lower	8%

F-59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Equities

The Plan’s domestic and international equity investments were required to be fully diversified across sectors and countries at all times. In addition, the Plan was prohibited from acquiring more than 7.5% of the outstanding securities of any one company. The Plan was also prohibited from holding greater than 10% of its assets in the form of MFC stock.

Derivatives, Options, and Futures

The use of derivatives was permitted for the purpose of hedging investment risks, including market, interest rate, credit, liquidity, and currency risks. Derivatives may also have been used to replicate direct investments, in instances where the Plan would benefit from lower costs or transactional ease. Conversely, the use of derivatives to create leverage for speculative purposes was prohibited. The Plan was also required to hold cash and cash equivalents equal to the underlying market exposure of derivatives, net of margin funds. The Plan was permitted to invest in options and futures on any securities that were not specifically prohibited by the Statement, but it was prohibited from selling derivatives on securities it did not own.

Investments in Other Assets

Pursuant to the asset allocation policy, the Plan was permitted to make investments in alternative asset classes. The Plan was permitted to invest in private equity, power and infrastructure equity, timber and agricultural investments, but hedge funds were prohibited. The Investment Committee was required to approve any proposed investments in other assets that were not specifically permitted above.

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,824 million and $130 million, respectively, at December 31, 2010. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2011.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $24 million, $26 million, and $22 million for the years ended December 31, 2010, 2009, and 2008, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non- cancelable Operating Leases	Sub-lease Income

	(in millions)
2011	$48	$17
2012	42	17
2013	39	17
2014	29	14
2015	13	3
Thereafter	410	-

Total	$581	$68

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2010.

F-60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2010 and 2009, the Company increased this provision by $94 million and $186 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, the maximum after tax exposure including interest would be an additional estimated $218 million at December 31, 2010.

The Company owns an 80% interest in Phipps Tower Associates LLC, a limited liability company formed for the purpose of development, construction, leasing, and operation of Phipps Tower, an office building located in Atlanta, Georgia. The construction of Phipps Tower was completed in February 2010 and is currently in the leasing phase. Under an LLC agreement entered into by the Company with its partner developer, both parties have rights to a one-time put/call option when the project has achieved its stabilization stage, defined as when 85% of the gross rentable area of the building has been leased and the tenants under such leases have accepted delivery of the premises. At that time, the Company may exercise its call option to purchase the partner developer’s interest in the project, and the partner developer may exercise its put option and sell its interest to the Company. If on or before March 5, 2013 the stabilization stage has not been achieved, or stabilization has been achieved but options have not been exercised, the Company is obligated to purchase the partner developer’s entire interest (20%) in the project for the greater of the project cost or 95% of market value at the time of the buyout. The current estimated minimum amount that the Company would be required to pay is $7 million. This estimate is 20% of the $108 million cost of construction, net of $73 million of related loans payable.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

Note 12 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

F-61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2008	$577	$350	$27	$129	$1,083
Gross unrealized investment losses (net of deferred income tax benefit of $1,574 million)	(2,932)	-	-	-	(2,932)
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $101 million)	(187)	-	-	-	(187)
Adjustment for policyholder liabilities (net of deferred income tax expense of $87 million)	162	-	-	-	162
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $216 million)	403	-	-	-	403
Adjustment for policyholder dividend obligation (net of deferred income tax expense of $11 million)	20	-	-	-	20

Net unrealized investment losses	(2,534)	-	-	-	(2,534)
Foreign currency translation adjustment	-	-	(23)	-	(23)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(1)	(1)
Change in net actuarial loss (net of deferred income tax benefit of $359 million)	-	-	-	(666)	(666)
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $586 million)	-	1,086	-	-	1,086
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $17 million)	-	(31)	-	-	(31)

Balance at December 31, 2008	$(1,957)	$1,405	$4	$(538)	$(1,086)

F-62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2009	$(1,957)	$1,405	$4	$(538)	$(1,086)
Gross unrealized investment gains (net of deferred income tax expense of $1,883 million)	3,498	-	-	-	3,498
Reclassification adjustment for losses realized in net income (net of deferred income tax expense of $109 million)	202	-	-	-	202
Adjustment for policyholder liabilities (net of deferred income tax benefit of $67 million)	(126)	-	-	-	(126)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $354 million)	(658)	-	-	-	(658)

Net unrealized investment gains	2,916	-	-	-	2,916
Foreign currency translation adjustment	-	-	5	-	5
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $31 million)	-	-	-	60	60
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1 million)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $538 million)	-	(1,000)	-	-	(1,000)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $3 million)	-	(5)	-	-	(5)
Adoption of ASC 320, recognition of other-than-temporary impairments (net of deferred income tax benefit of $410 million)	(761)	-	-	-	(761)

Balance at December 31, 2009	$198	$400	$9	$(478)	$129

F-63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2010	$198	$400	$9	$(478)	$129
Gross unrealized investment gains (net of deferred income tax expense of $808 million)	1,501	-	-	-	1,501
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $313 million)	(582)	-	-	-	(582)
Adjustment for policyholder liabilities (net of deferred income tax expense of $23 million)	42	-	-	-	42
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $100 million)	(185)	-	-	-	(185)

Net unrealized investment gains	776	-	-	-	776
Foreign currency translation adjustment	-	-	(53)	-	(53)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $5 million)	-	-	-	9	9
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1 million)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $20 million)	-	(37)	-	-	(37)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $69 million)	-	(129)	-	-	(129)
Transfer of certain pension and postretirement benefit plans to Parent (net of deferred income tax expense of $255 million)	-	-	-	473	473

Balance at December 31, 2010	$974	$234	$(44)	$4	$1,168

F-64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	December 31,

	2010	2009	2008

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$1,852	$547	$(3,345)
Equity securities	360	249	(79)
Other investments	(5)	(3)	(91)

Total (1)	2,207	793	(3,515)

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(653)	(368)	458
Policyholder liabilities	(56)	(121)	49
Deferred income taxes	(524)	(106)	1,051

Total	(1,233)	(595)	1,558

Net unrealized investment gains (losses)	$974	$198	$(1,957)

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and John Hancock Life & Health Insurance Company, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, used the implied forward rates from the rolling average of the swap rates that have been observed over the past three years instead of the implied forward rates from the swap curve observed at December 31, 2008 for purposes of its C-3 Phase II calculation. The impact of using this approach was a $53 million decrease in JHUSA’s authorized control level risk-based capital as of December 31, 2008. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, recorded an increase in the net admitted deferred tax asset (“DTA”) instead of the deferred tax calculation required by prescribed statutory accounting practices. If the net admitted DTA was reflected on the statutory balance sheet based on prescribed practices, the DTA and statutory surplus at December 31, 2008 would both be decreased by $84 million. The permitted practice had no effect on statutory net income. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

The Company’s statutory net income (loss) for the years ended December 31, 2010, 2009, and 2008 was $35 million (unaudited), $(76) million, and $(2,407) million, respectively. The Company’s statutory capital and surplus as of December 31, 2010 and 2009 was $5,093 million (unaudited) and $5,012 million, respectively.

Unless approved by the Commissioner prior to payment, dividends to the shareholder shall be declared or paid only from the Company’s earned surplus. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the Company’s surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year.

F-65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the remaining international insurance operations, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment’s consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

Corporate and Other Segment. Primarily consists of the Company’s remaining international insurance operations, certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 6 — Closed Blocks.

F-66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$4,460	$2,765	$482	$7,707
Net investment income	2,619	1,710	238	4,567
Net realized investment and other gains (losses)	381	(202)	202	381
Inter-segment revenues	3	-	(3)	-

Revenues	$7,463	$4,273	$919	$12,655

Total net (loss) income	$(1,486)	$506	$103	$(877)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$158	$62	$(21)	$199
Carrying value of investments accounted for under the equity method	2,157	1,129	285	3,571
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	512	239	1	752
Goodwill impairment	1,600	-	-	1,600
Interest expense	-	-	47	47
Income tax expense	48	135	39	222
Segment assets	$82,106	$160,978	$22,944	$266,028

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2009
Revenues from external customers	$4,366	$2,652	$535	$7,553
Net investment income	2,265	1,624	457	4,346
Net realized investment and other losses	(732)	(1,103)	(2)	(1,837)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,899	$3,174	$989	$10,062

Total net (loss) income	$(258)	$412	$157	$311

Supplemental Information:
Equity in net income of investees accounted for under the equity method	$28	$9	$41	$78
Carrying value of investments accounted for under the equity method	1,622	1,123	314	3,059
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	308	898	5	1,211
Interest expense	-	-	34	34
Income tax (benefit) expense	(167)	63	97	(7)
Segment assets	$75,509	$149,336	$23,084	$247,929

F-67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2008
Revenues from external customers	$3,407	$(357)	$520	$3,570
Net investment income	2,300	1,578	563	4,441
Net realized investment and other gains (losses)	120	102	(445)	(223)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,827	$1,324	$637	$7,788

Total net income (loss)	$272	$(360)	$(223)	$(311)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$8	$26	$(38)	$(4)
Carrying value of investments accounted for under the equity method	1,418	991	438	2,847
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(362)	21	5	(336)
Interest expense	-	-	34	34
Income tax expense (benefit)	137	(413)	(63)	(339)

The Company operates primarily in the United States and has no reportable major customers. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

Location	Revenues	Income (Loss) Before Income Taxes	Long-Lived Assets	Assets

	(in millions)
2010
United States	$12,582	$(669)	$173	$265,908
Foreign — other	73	14	-	120

Total	$12,655	$(655)	$173	$266,028

2009
United States	$10,004	$290	$198	$247,786
Foreign — other	58	14	-	143

Total	$10,062	$304	$198	$247,929

2008
United States	$7,722	$(670)
Foreign — other	66	20

Total	$7,788	$(650)

F-68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,

	2010		2009

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale (1)	$60,470	$60,470	$53,569	$53,569
Held-for-trading	1,627	1,627	1,208	1,208
Equity securities:
Available-for-sale	588	588	558	558
Mortgage loans on real estate	13,343	14,301	12,623	13,252
Policy loans	5,050	5,050	4,949	4,949
Short-term investments	1,472	1,472	3,973	3,973
Cash and cash equivalents	2,772	2,772	4,915	4,915
Derivatives:
Interest rate swaps	2,721	2,721	1,840	1,840
Foreign currency swaps	210	210	242	242
Foreign currency forwards	33	33	43	43
Interest rate options	-	-	1	1
Equity market contracts	4	4	8	8
Embedded derivatives	1,504	1,504	1,711	1,711
Assets held in trust	2,394	2,394	2,290	2,290
Separate account assets	136,002	136,002	122,466	122,466

Total assets	$228,190	$229,148	$210,396	$211,025

Liabilities:
Consumer notes	$966	$983	$1,205	$1,234
Debt	845	839	490	463
Guaranteed investment contracts and funding agreements	1,833	1,850	2,701	2,760
Fixed-rate deferred and immediate annuities	8,971	8,866	9,255	8,696
Supplementary contracts without life contingencies	47	48	51	53
Derivatives:
Interest rate swaps	2,164	2,164	1,318	1,318
Foreign currency swaps	578	578	694	694
Foreign currency forwards	-	-	1	1
Equity market contracts	2	2	-	-
Embedded derivatives	1,214	1,214	1,327	1,327

Total liabilities	$16,620	$16,544	$17,042	$16,546

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,932 million and $2,012 million at December 31, 2010 and 2009, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at their expected internal rate of return.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

F-69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments – (continued)

ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured at Fair Value and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include mortgage loans, joint ventures, limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized.

•	Other Assets and Liabilities Not Reported at Fair Value – This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements – The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt – The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. As a result of the adoption of ASC 810 effective January 1, 2010, long-term debt at December 31, 2010 includes variable and fixed rate notes related to consolidated variable interest entities. The carrying value of this debt approximates fair value at December 31, 2010. For further information regarding the adoption of ASC 810, see Note 1 – Summary of Significant Accounting Policies.

The carrying values for commercial paper and short-term borrowings approximate fair value.

Fixed-rate deferred and immediate annuities – The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Assets and Liabilities Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

F-70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

• Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

F-71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain (“GMWB”) and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

F-72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

F-73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The following tables present the Company’s assets and liabilities that are measured at fair value on a recurring basis by fair value hierarchy level:

	December 31, 2010

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$41,199	$-	$37,898	$3,301
Commercial mortgage-backed securities	4,247	-	3,762	485
Residential mortgage-backed securities	460	-	10	450
Collateralized debt obligations	136	-	33	103
Other asset-backed securities	1,029	-	950	79
U.S. Treasury and agency securities	7,841	-	7,841	-
Obligations of states and political subdivisions	4,027	-	3,619	408
Debt securities issued by foreign governments	1,531	-	1,531	-

Total fixed maturities available-for-sale	60,470	-	55,644	4,826

Fixed maturities held-for-trading:
Corporate debt securities	1,177	8	1,133	36
Commercial mortgage-backed securities	224	-	209	15
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	66	-	65	1
U.S. Treasury and agency securities	101	-	101	-
Obligations of states and political subdivisions	51	-	51	-
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,627	8	1,561	58

Equity securities available-for-sale	588	588	-	-
Short-term investments	1,472	-	1,472	-
Derivative assets (2):
Interest rate swaps	2,721	-	2,652	69
Foreign currency swaps	210	-	210	-
Foreign currency forwards	33	-	33	-
Equity market contracts	4	-	-	4
Embedded derivatives (3):
Reinsurance contracts	7	-	7	-
Benefit guarantees	1,497	-	-	1,497
Assets held in trust (4)	2,394	913	1,420	61
Separate account assets (5)	136,002	130,884	2,092	3,026

Total assets at fair value	$207,025	$132,393	$65,091	$9,541

Liabilities:
Derivative liabilities (2):
Interest rate swaps	$2,164	$-	$2,156	$8
Foreign currency swaps	578	-	534	44
Equity market contracts	2	-	-	2
Embedded derivatives (3):
Reinsurance contracts	660	-	660	-
Participating pension contracts	98	-	98	-
Benefit guarantees	456	-	-	456

Total liabilities at fair value	$3,958	$-	$3,448	$510

F-74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$42,505	$-	$39,889	$2,616
Commercial mortgage-backed securities	4,474	-	4,039	435
Residential mortgage-backed securities	476	-	16	460
Collateralized debt obligations	135	-	57	78
Other asset-backed securities	1,242	-	1,151	91
U.S. Treasury and agency securities	1,968	-	1,968	-
Obligations of states and political subdivisions	1,491	-	1,261	230
Debt securities issued by foreign governments	1,278	-	1,213	65

Total fixed maturities available-for-sale	53,569	-	49,594	3,975

Fixed maturities held-for-trading:
Corporate debt securities	898	-	882	16
Commercial mortgage-backed securities	216	-	206	10
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	21	-	20	1
U.S. Treasury and agency securities	29	-	29	-
Obligations of states and political subdivisions	26	-	23	3
Debt securities issued by foreign governments	13	-	-	13

Total fixed maturities held-for-trading	1,208	-	1,161	47

Equity securities available-for-sale	558	558	-	-
Short-term investments	3,973	-	3,973	-
Derivative assets (2)	2,134	-	2,074	60
Embedded derivatives (3)	1,711	-	8	1,703
Assets held in trust (4)	2,290	624	1,666	-
Separate account assets (5)	122,466	116,875	2,494	3,097

Total assets at fair value	$187,909	$118,057	$60,970	$8,882

Liabilities:
Derivative liabilities (2)	$2,013	$-	$1,987	$26
Embedded derivatives (3)	1,327	-	688	639

Total liabilities at fair value	$3,340	$-	$2,675	$665

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,932 million and $2,012 million at December 31, 2010 and 2009, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at their expected internal rate of return.
(2)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward in the following table.
(3)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(4)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.
(5)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

F-75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2010 and 2009 are summarized as follows:

		Net realized/unrealized gains (losses) included in:				Transfers
	Balance at January 1, 2010	Earnings (1)		AOCI (2)	Purchases, issuances, and settlements (net)	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2010	Change in unrealized gains (losses) included in earnings on instruments still held

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$2,616	$(50)		$223	$80	$733	$(301)	$3,301	$-
Commercial mortgage-backed securities	435	1		105	(54)	-	(2)	485	-
Residential mortgage-backed securities	460	(22)		131	(119)	-	-	450	-
Collateralized debt obligations	78	(3)		39	(11)	-	-	103	-
Other asset-backed securities	91	(4)		14	(22)	-	-	79	-
Obligations of states and political subdivisions	230	-		(6)	247	342	(405)	408	-
Debt securities issued by foreign governments	65	-		(65)	-	-	-	-	-

Total fixed maturities available-for-sale	3,975	(78)		441	121	1,075	(708)	4,826	-

Fixed maturities held-for-trading:
Corporate debt securities	16	15		-	4	2	(1)	36	15
Commercial mortgage-backed securities	10	5		-	-	-	-	15	5
Residential mortgage-backed securities	3	-		-	-	-	-	3	1
Collateralized debt obligations	1	2		-	-	-	-	3	2
Other asset-backed securities	1	-		-	-	-	-	1	-
Obligations of states and political subdivisions	3	-		-	3	-	(6)	-	-
Debt securities issued by foreign governments	13	(13)		-	-	-	-	-	(13)

Total fixed maturities held-for-trading	47	9		-	7	2	(7)	58	10

Net derivatives	34	15		(30)	-	-	-	19	19
Net embedded derivatives	1,064	(23	) (4)	-	-	-	-	1,041	(23)
Assets held in trust	-	1		3	(10)	68	(1)	61	3
Separate account assets (5)	3,097	(13)		5	(125)	62	-	3,026	10

Total	$8,217	$(89)		$419	$(7)	$1,207	$(716)	$9,031	$19

F-76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

		Net realized/unrealized gains (losses) included in:
	Balance at January 1, 2009	Earnings (1)		AOCI (2)	Purchases, issuances, and settlements (net)	Net transfers into and out of Level 3 (3)	Balance at December 31, 2009	Change in unrealized gains (losses) included in earnings on instruments still held

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$1,792	$80		$482	$(67)	$329	$2,616	$-
Commercial mortgage-backed securities	446	(2)		100	(90)	(19)	435	-
Residential mortgage-backed securities	624	(87)		149	(230)	4	460	-
Collateralized debt obligations	88	(6)		6	(10)	-	78	-
Other asset-backed securities	299	3		29	(252)	12	91	-
Obligations of states and political subdivisions	1	-		(6)	315	(80)	230	-
Debt securities issued by foreign governments	62	-		4	(1)	-	65	-

Total fixed maturities available-for-sale	3,312	(12)		764	(335)	246	3,975	-

Fixed maturities held-for-trading:
Corporate debt securities	16	2		-	(2)	-	16	1
Commercial mortgage-backed securities	7	3		-	-	-	10	3
Residential mortgage-backed securities	3	1		-	(1)	-	3	1
Collateralized debt obligations	1	-		-	-	-	1	-
Other asset-backed securities	2	-		-	(1)	-	1	-
Obligations of states and political subdivisions	-	(1)		-	4	-	3	(1)
Debt securities issued by foreign governments	12	1		-	-	-	13	1

Total fixed maturities held-for-trading	41	6		-	-	-	47	5

Net derivatives	195	(38)		(12)	-	(111)	34	(32)
Net embedded derivatives	1,516	(452	) (4)	-	-	-	1,064	(452)
Separate account assets (5)	2,972	(493)		(1)	619	-	3,097	(389)

Total	$8,036	$(989)		$751	$284	$135	$8,217	$(868)

(1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
(2)	This amount is included in accumulated other comprehensive income on the Consolidated Balance Sheets.
(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in benefits to policyholders on the Consolidated Statements of Operations.
(5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

F-77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as mortgage loans, joint ventures, and limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. The Company recorded a goodwill impairment of $1,600 million during the year ended December 31, 2010, and the fair value measurement was classified as Level 3. For additional information regarding the impairment, see Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2010	$1,600	$1,307	$146	$3,053
Impairment	(1,600)	-	-	(1,600)

Balance at December 31, 2010	$-	$1,307	$146	$1,453

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2009	$1,600	$1,307	$146	$3,053
Impairment	-	-	-	-

Balance at December 31, 2009	$1,600	$1,307	$146	$3,053

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairment was reflective of the decrease in the expected future earnings for this business. The fair value was determined primarily using an earnings-based approach, which incorporated the segment’s in-force and new business embedded value using internal forecasts of revenue and expense. There were no impairments recorded in 2009, and there were no accumulated impairment losses at December 31, 2009.

F-78

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Value of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

	December 31,
	2010	2009

	(in millions)
Balance, beginning of year	$2,171	$2,564
Amortization	(66)	(15)
Change in unrealized investment gains and losses	(146)	(342)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(36)

Balance, end of year	$1,959	$2,171

The following table provides estimated future amortization (net of tax) for the periods indicated:

VOBA Amortization
(in millions)
2011	$94
2012	87
2013	82
2014	68
2015	67

Other Intangible Assets

Other intangible asset balances were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2010
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	48	349
Other investment management contracts	64	28	36

Total	$1,361	$76	$1,285

December 31, 2009
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Subject to amortization:
Distribution networks	397	37	360
Other investment management contracts	64	25	39

Total	$1,356	$62	$1,294

Amortization expense (net of tax) for other intangible assets was $9 million, $9 million, and $8 million for the years ended December 31, 2010, 2009, and 2008, respectively. Amortization expense (net of tax) for other intangible assets is expected to be approximately $10 million in 2011, $11 million in 2012, $11 million in 2013, $12 million in 2014, and $11 million in 2015.

F-79

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as separate account assets with an equivalent amount reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Consolidated Statements of Operations. For the years ended December 31, 2010 and 2009, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2010	2009

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$7,648	$6,969
Net amount at risk related to deposits	156	208
Average attained age of contract holders	51	50

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional Guaranteed Minimum Withdrawal Benefit (“GMWB”) rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

F-80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

	December 31,
	2010	2009

	(in millions, except for ages and percents)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$25,630	$23,472
Net amount at risk- net of reinsurance	140	312
Average attained age of contract holders	65	64

Return of net deposits plus a minimum return
In the event of death
Account value	$702	$744
Net amount at risk- net of reinsurance	318	354
Average attained age of contract holders	70	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$29,399	$28,414
Net amount at risk- net of reinsurance	485	843
Average attained age of contract holders	65	64

Guaranteed Minimum Income Benefit
Account value	$6,276	$6,293
Net amount at risk- net of reinsurance	41	54
Average attained age of contract holders	64	63

Guaranteed Minimum Withdrawal Benefit
Account value	$39,034	$35,595
Net amount at risk	782	1,012
Average attained age of contract holders	64	63
Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2010	2009

	(in billions)
Type of Fund
Equity	$30	$28
Balanced	23	22
Bond	7	7
Money Market	2	2

Total	$62	$59

F-81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2010	$253	$209	$663	$1,125
Incurred guarantee benefits	(100)	(60)	-	(160)
Other reserve changes	72	28	(156)	(56)

Balance at December 31, 2010	225	177	507	909
Reinsurance recoverable	(78)	(1,120)	(421)	(1,619)

Net balance at December 31, 2010	$147	$(943)	$86	$(710)

Balance at January 1, 2009	$454	$442	$2,890	$3,786
Incurred guarantee benefits	(153)	(144)	-	(297)
Other reserve changes	(48)	(89)	(2,227)	(2,364)

Balance at December 31, 2009	253	209	663	1,125
Reinsurance recoverable	(104)	(1,177)	(548)	(1,829)

Net balance at December 31, 2009	$149	$(968)	$115	$(704)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2010 and 2009:

•	Data used included 1,000 stochastically generated investment performance scenarios. For ASC 815 calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.8% to 41.5% for GMDB and 0.3% to 41.5% for GMIB and GMWB.

•

The discount rates used in the ASC 944 calculations range from 6.4% to 7%. The discount rates used in the ASC 815 calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

F-82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

	December 31,
	2010	2009

	(in millions)
Balance, beginning of year	$9,186	$9,419
Capitalization	1,228	1,579
Amortization	(664)	(1,119)
Change in unrealized investment gains and losses	(98)	(704)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	11

Balance, end of year	$9,652	$9,186

The balance of and changes in deferred sales inducements as of and for the years ended December 31, were as follows:

	December 31,
	2010	2009

	(in millions)
Balance, beginning of year	$379	$427
Capitalization	12	63
Amortization	(22)	(77)
Change in unrealized investment gains and losses	(15)	(12)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(22)

Balance, end of year	$354	$379

Note 18 — Share-Based Payments

The Company participates in the stock compensation plans of MFC and uses the Black-Scholes option-pricing model to estimate the value of stock options granted to employees. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. GAAP, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Under MFC’s Executive Stock Option Plan (“ESOP”), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the higher of the prior day or prior five-day average closing market price of MFC’s common shares on the Toronto Stock Exchange on the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants Deferred Share Units (“DSUs”) to certain employees under the ESOP. These DSUs vest over a three-year period, and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC’s common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs.

In addition, for certain new employees and pursuant to the deferred compensation program, MFC grants DSUs under the ESOP, which entitle the holder to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. In 2010, 17,000 DSUs were issued to certain new hires, which vest over a maximum period of five years. No such DSUs were issued in 2009 or 2008.

In 2010, 2009, and 2008, 35,000, 56,000, and 217,000 DSUs, respectively, were issued to certain employees who elected to defer receipt of all or part of their annual bonus. These DSUs vested immediately upon grant. Also, in 2010 and 2008, 20,000 and 269,000 DSUs were issued to certain employees who elected to defer payment of all or part of their restricted share units and/or performance share units. In 2009, no DSUs were granted to certain employees to defer payment of all or part of their restricted share units since the restricted share units scheduled to vest in 2009 did so without any payment value. Restricted share units and performance share units are discussed below. These DSUs also vested immediately upon grant.

F-83

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 18 — Share-Based Payments - (continued)

Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director’s retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors.

The Company recorded compensation expense for stock options granted of $8 million, $9 million, and $9 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan (“GSOP”) for its eligible employees. Under the GSOP, qualifying employees can choose to apply up to 5% of their annual base earnings toward the purchase of common shares of MFC. MFC matches a percentage of the employee’s eligible contributions up to a maximum amount. MFC’s contributions vest immediately. All contributions are used by the GSOP’s trustee to purchase common shares in the open market. The Company’s compensation expense related to the GSOP was $1 million for each of the three years ended December 31, 2010, 2009, and 2008.

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit (“RSU”) Plan. For the years ended December 31, 2010, 2009, and 2008, 3.0 million, 3.8 million, and 1.8 million RSUs, respectively, were granted to certain eligible employees under this plan. For the year ended December 31, 2009, 0.6 million Special RSUs and for the years ended December 31, 2010 and 2009, 0.7 million and 1.5 million Performance Share Units (“PSUs”), respectively, were granted to eligible employees under this plan. There were no Special RSUs granted in 2010, and no Special RSUs or PSUs granted in 2008. Each RSU/Special RSU/PSU entitles the recipient to receive payment equal to the market value of one common share, plus credited dividends, at the time of vesting, subject to any performance conditions.

For the years ended December 31, 2010, 2009, and 2008, the Company granted 1.4 million, 2.0 million, and 0.7 million RSUs, respectively, to certain eligible employees. RSUs granted in 2010 vest 25% on the first anniversary and 75% on the date that is 34 months from the grant date. RSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. RSUs granted prior to 2009 vest three years from the grant date. The related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to RSUs was $22 million, $14 million, and $24 million for the years ended December 31, 2010, 2009, and 2008, respectively.

For the year ended December 31, 2009, the Company granted 0.3 million Special RSUs to certain eligible employees. Special RSUs vest on the date that is 22 months from the grant date, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. No Special RSUs were granted in 2010 or 2008. The Company’s compensation expense related to Special RSUs was $2 million for each of the two years ended December 31, 2010 and 2009.

For the years ended December 31, 2010 and 2009, the Company granted 0.2 million and 0.4 million PSUs, respectively, to certain eligible employees. PSUs granted in 2010 vest 25% on the first anniversary and 75% on the date that is 34 months from the grant date. PSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. Both grants are subject to performance conditions that are equally weighted over their respective performance periods, and the related compensation expense is recognized over these periods, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. No PSUs were granted in 2008. The Company’s compensation expense related to PSUs was $2 million and $3 million for the years ended December 31, 2010 and 2009, respectively.

F-84

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 19 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2010 consolidated financial statements through the date on which the consolidated financial statements were issued. The Company did not have any subsequent events requiring disclosure.

F-85

John Hancock Variable Life Account S of John Hancock Life Insurance Company (U.S.A.)

Audited Financial Statements

Year ended December 31, 2010 with Report of Independent Registered Public Accounting Firm

John Hancock Variable Life Account S

Audited Financial Statements

Year ended December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Variable Life Account S of John Hancock Life Insurance Company (U.S.A.)

“Active” sub-accounts

500 Index Trust B	International Value Trust
Active Bond Trust	Investment Quality Bond Trust
All Cap Core Trust	Large Cap Trust
All Cap Value Trust	Large Cap Value Trust
Alpha Opportunities Trust	Lifestyle Aggressive Trust
American Asset Allocation Trust	Lifestyle Balanced Trust
American Blue Chip Income and Growth Trust	Lifestyle Conservative Trust
American Bond Trust	Lifestyle Growth Trust
American Fundamental Holdings Trust	Lifestyle Moderate Trust
American Global Diversification Trust	Mid Cap Index Trust
American Growth Trust	Mid Cap Stock Trust
American Growth-Income Trust	Mid Value Trust
American International Trust	Money Market Trust B
American New World Trust	Natural Resources Trust
Balanced Trust	Optimized All Cap Trust
Blue Chip Growth Trust	Optimized Value Trust
Capital Appreciation Trust	Real Estate Securities Trust
Capital Appreciation Value Trust	Real Return Bond Trust
Core Allocation Plus Trust	Science & Technology Trust
Core Bond Trust	Short Term Government Income Trust
Core Diversified Growth & Income Trust	Small Cap Growth Trust
Core Strategy Trust	Small Cap Index Trust
Disciplined Diversification Trust	Small Cap Opportunities Trust
Emerging Markets Value Trust	Small Cap Value Trust
Equity-Income Trust	Small Company Value Trust
Financial Services Trust	Smaller Company Growth Trust
Franklin Templeton Founding Allocation Trust	Strategic Income Opportunities Trust
Fundamental Value Trust	Total Bond Market Trust B
Global Bond Trust	Total Return Trust
Global Trust	Total Stock Market Index Trust
Health Sciences Trust	Utilities Trust
High Yield Trust	Value Trust
International Core Trust	All Asset Portfolio
International Equity Index Trust A	Brandes International Equity Trust
International Equity Index Trust B	Business Opportunity Value Trust
International Opportunities Trust	Frontier Capital Appreciation Trust
International Small Company Trust	Large Cap Growth Trust

4

Report of Independent Registered Public Accounting Firm

“Closed” sub-accounts

All Cap Growth Trust	Strategic Bond Trust
Overseas Equity Trust	U.S. Government Securities Trust
Pacific Rim Trust	U.S. High Yield Bond Trust
Short-Term Bond Trust

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Variable Life Account S (the “Account”), comprised of the active sub-accounts as of December 31, 2010, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Variable Life Account S at December 31, 2010, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 31, 2011

5

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2010

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B - 22,945,558 shares (cost $341,504,939)	$360,474,718
Active Bond Trust - 4,266,192 shares (cost $40,246,009)	41,424,723
All Cap Core Trust - 12,757 shares (cost $190,348)	211,254
All Cap Growth Trust	—
All Cap Value Trust - 989,974 shares (cost $6,588,555)	8,236,583
Alpha Opportunities Trust - 2,073 shares (cost $29,859)	31,827
American Asset Allocation Trust - 99,231 shares (cost $1,010,326)	1,092,536
American Blue Chip Income and Growth Trust - 182,346 shares (cost $2,279,953)	2,069,630
American Bond Trust - 105,211 shares (cost $1,259,960)	1,270,950
American Fundamental Holdings Trust - 2,454 shares (cost $23,969)	25,377
American Global Diversification Trust - 73,937 shares (cost $767,832)	771,166
American Growth Trust - 2,347,712 shares (cost $30,060,643)	36,694,737
American Growth-Income Trust - 388,657 shares (cost $5,010,082)	5,787,098
American International Trust - 2,059,909 shares (cost $29,288,428)	33,638,319
American New World Trust - 318,674 shares (cost $4,143,870)	4,381,765
Balanced Trust - 1,769 shares (cost $26,687)	28,902
Blue Chip Growth Trust - 4,296,623 shares (cost $74,251,971)	86,877,719
Capital Appreciation Trust - 3,967,326 shares (cost $33,393,303)	39,435,220
Capital Appreciation Value Trust - 208,641 shares (cost $2,461,344)	2,397,291
Core Allocation Plus Trust - 6,539 shares (cost $66,125)	71,212
Core Bond Trust - 671,828 shares (cost $8,970,281)	9,163,732
Core Diversified Growth & Income Trust - 5,601 shares (cost $65,672)	67,888
Core Strategy Trust - 57,077 shares (cost $722,692)	723,163
Disciplined Diversification Trust - 70,038 shares (cost $789,109)	862,872
Emerging Markets Value Trust - 2,128,466 shares (cost $28,234,755)	34,012,886
Equity-Income Trust - 9,399,888 shares (cost $132,832,888)	130,000,445
Financial Services Trust - 201,483 shares (cost $2,042,756)	2,381,529
Franklin Templeton Founding Allocation Trust - 114,479 shares (cost $1,062,801)	1,139,066
Fundamental Value Trust - 448,791 shares (cost $5,336,036)	6,404,245
Global Bond Trust - 2,918,825 shares (cost $37,374,295)	37,594,467
Global Trust - 331,264 shares (cost $4,627,403)	4,793,395
Health Sciences Trust - 571,325 shares (cost $7,730,308)	8,912,677
High Yield Trust - 4,698,325 shares (cost $34,332,648)	27,626,152
International Core Trust - 981,651 shares (cost $11,112,249)	9,561,277
International Equity Index Trust A - 480,462 shares (cost $5,394,073)	5,309,106
International Equity Index Trust B - 7,842,237 shares (cost $129,223,948)	124,926,838
International Opportunities Trust - 910,637 shares (cost $10,724,170)	11,455,808
International Small Company Trust - 972,031 shares (cost $8,886,680)	10,206,328
International Value Trust - 4,728,033 shares (cost $53,831,455)	56,878,234
Investment Quality Bond Trust - 848,025 shares (cost $9,368,820)	9,557,245
Large Cap Trust - 148,399 shares (cost $1,735,135)	1,829,762
Large Cap Value Trust - 852,333 shares (cost $13,377,768)	14,165,771
Lifestyle Aggressive Trust - 900,806 shares (cost $7,043,235)	7,521,733
Lifestyle Balanced Trust - 6,276,659 shares (cost $61,255,489)	73,813,515
Lifestyle Conservative Trust - 387,513 shares (cost $4,636,445)	4,878,794
Lifestyle Growth Trust - 3,934,350 shares (cost $47,009,391)	44,969,615

6

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2010

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Lifestyle Moderate Trust - 254,679 shares (cost $2,905,270)	$3,061,241
Mid Cap Index Trust - 1,128,161 shares (cost $16,913,718)	20,002,299
Mid Cap Stock Trust - 2,538,985 shares (cost $33,016,543)	36,028,199
Mid Value Trust - 3,569,774 shares (cost $33,837,130)	39,553,092
Money Market Trust B - 156,122,272 shares (cost $156,122,272)	156,122,272
Natural Resources Trust - 2,224,495 shares (cost $22,479,423)	27,939,662
Optimized All Cap Trust - 4,062,911 shares (cost $54,968,118)	52,533,441
Optimized Value Trust - 102,999 shares (cost $1,158,408)	1,012,479
Overseas Equity Trust	—
Pacific Rim Trust	—
Real Estate Securities Trust - 4,459,928 shares (cost $49,552,670)	50,397,185
Real Return Bond Trust - 1,116,425 shares (cost $13,465,607)	12,771,902
Science & Technology Trust - 302,424 shares (cost $4,021,591)	5,132,130
Short Term Government Income Trust - 2,226,762 shares (cost $28,809,759)	28,769,763
Short-Term Bond Trust	—
Small Cap Growth Trust - 4,640,758 shares (cost $43,312,241)	47,103,696
Small Cap Index Trust - 1,183,060 shares (cost $14,478,309)	16,574,673
Small Cap Opportunities Trust - 590,992 shares (cost $9,796,815)	11,506,613
Small Cap Value Trust - 4,080,472 shares (cost $65,825,135)	76,957,701
Small Company Value Trust - 323,500 shares (cost $4,457,009)	5,509,197
Smaller Company Growth Trust - 111,028 shares (cost $1,801,311)	1,954,089
Strategic Bond Trust	—
Strategic Income Opportunities Trust - 558,385 shares (cost $8,064,976)	7,800,643
Total Bond Market Trust B - 4,433,123 shares (cost $44,663,367)	44,996,196
Total Return Trust - 8,127,871 shares (cost $113,898,179)	117,041,343
Total Stock Market Index Trust - 1,839,804 shares (cost $19,233,806)	21,544,102
U.S. Government Securities Trust	—
U.S. High Yield Bond Trust	—
Utilities Trust - 1,491,594 shares (cost $15,770,098)	17,302,489
Value Trust - 608,211 shares (cost $8,291,684)	10,090,228

Sub-accounts invested in Outside Trust Portfolios:
All Asset Portfolio - 1,946,857 shares (cost $19,696,737)	$21,532,237
Brandes International Equity Trust - 8,513,501 shares (cost $122,814,095)	99,778,235
Business Opportunity Value Trust - 2,399,355 shares (cost $23,022,335)	24,713,352
Frontier Capital Appreciation Trust - 2,165,545 shares (cost $45,432,308)	56,174,234
Large Cap Growth Trust - 2,481,437 shares (cost $35,222,379)	40,273,728

Total assets	$2,317,853,991

Contract Owners’ Equity

Variable universal life insurance contracts	$2,317,853,991

See accompanying notes.

7

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B		Active Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$5,946,675	$6,852,098	$3,050,930	$2,532,018

Total investment income	5,946,675	6,852,098	3,050,930	2,532,018
Expenses:
Mortality and expense risk	222,118	207,707	58,086	57,238

Net investment income (loss)	5,724,557	6,644,391	2,992,844	2,474,780

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(4,148,657)	(17,822,185)	265,481	(1,161,896)

Realized gains (losses)	(4,148,657)	(17,822,185)	265,481	(1,161,896)
Unrealized appreciation (depreciation) during the period	46,193,317	85,176,345	1,818,034	6,651,576

Net increase (decrease) in assets from operations	47,769,217	73,998,551	5,076,359	7,964,460

Changes from principal transactions:
Transfer of net premiums	8,393,779	10,383,263	1,398,643	1,386,370
Transfer on terminations	(15,902,859)	(26,226,741)	(3,062,974)	(5,077,735)
Transfer on policy loans	(375,877)	(604,309)	67,560	(124,077)
Net interfund transfers	(32,342,968)	(20,356,966)	1,151,547	(3,179,285)

Net increase (decrease) in assets from principal transactions	(40,227,925)	(36,804,753)	(445,224)	(6,994,727)

Total increase (decrease) in assets	7,541,292	37,193,798	4,631,135	969,733

Assets, beginning of period	352,933,426	315,739,628	36,793,588	35,823,855

Assets, end of period	$360,474,718	$352,933,426	$41,424,723	$36,793,588

(c)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 3, 2010.

See accompanying notes.

8

Sub-Account
All Asset Portfolio		All Cap Core Trust		All Cap Growth Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (c)	Year Ended Dec. 31/09

$1,413,087	$1,083,904	$2,159	$1,299	$1,679	$4,833

1,413,087	1,083,904	2,159	1,299	1,679	4,833

6,994	3,234	624	115	485	1,221

1,406,093	1,080,670	1,535	1,184	1,194	3,612

—	—	—	—	—	—
(5,149)	(2,248,401)	(6,430)	(542)	(40,948)	(56,034)

(5,149)	(2,248,401)	(6,430)	(542)	(40,948)	(56,034)
1,040,534	3,778,343	29,980	10,994	71,733	196,100

2,441,478	2,610,612	25,085	11,636	31,979	143,678

235,833	171,494	17,493	8,138	24,583	33,809
(447,353)	(577,778)	(45,011)	(1,041)	(5,308)	(28,456)
(701,434)	(716)	(13,010)	—	—	—
443,864	3,235,705	119,930	55,291	(742,615)	55,356

(469,090)	2,828,705	79,402	62,388	(723,340)	60,709

1,972,388	5,439,317	104,487	74,024	(691,361)	204,387

19,559,849	14,120,532	106,767	32,743	691,361	486,974

$21,532,237	$19,559,849	$211,254	$106,767	—	$691,361

9

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust		Alpha Opportunities Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Income:
Dividend income distribution	$31,975	$41,660	$130	—

Total investment income	31,975	41,660	130	—
Expenses:
Mortality and expense risk	11,446	9,555	—	—

Net investment income (loss)	20,529	32,105	130	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	2,987	—
Net realized gains (losses)	16,944	(1,015,941)	(13)	13

Realized gains (losses)	16,944	(1,015,941)	2,974	13
Unrealized appreciation (depreciation) during the period	1,232,297	2,692,864	1,968	—

Net increase (decrease) in assets from operations	1,269,770	1,709,028	5,072	13

Changes from principal transactions:
Transfer of net premiums	96,518	131,958	—	—
Transfer on terminations	(242,945)	(201,980)	(289)	(16)
Transfer on policy loans	(76,428)	25,336	—	—
Net interfund transfers	(532,689)	711,095	27,044	3

Net increase (decrease) in assets from principal transactions	(755,544)	666,409	26,755	(13)

Total increase (decrease) in assets	514,226	2,375,437	31,827	—

Assets, beginning of period	7,722,357	5,346,920	—	—

Assets, end of period	$8,236,583	$7,722,357	$31,827	—

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
(t)	Fund available in prior year but no activity.

See accompanying notes.

10

Sub-Account
American Asset Allocation Trust		American Blue Chip Income and Growth Trust		American Bond Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$16,287	$10,064	$25,641	$26,969	$33,585	$70,909

16,287	10,064	25,641	26,969	33,585	70,909

—	—	843	638	6,392	9,215

16,287	10,064	24,798	26,331	27,193	61,694

165	1,598	—	111,001	—	—
40,345	26,962	(131,638)	(334,945)	(34,416)	(54,578)

40,510	28,560	(131,638)	(223,944)	(34,416)	(54,578)
(5,086)	87,297	331,349	600,945	164,984	306,014

51,711	125,921	224,509	403,332	157,761	313,130

48,066	54,519	92,095	95,784	43,814	148,687
(54,205)	(164,187)	(90,173)	(352,294)	(1,656,739)	(170,095)
—	—	(35,282)	19,665	(23,057)	—
483,624	547,087	(55,694)	272,773	(30,712)	299,176

477,485	437,419	(89,054)	35,928	(1,666,694)	277,768

529,196	563,340	135,455	439,260	(1,508,933)	590,898

563,340	—	1,934,175	1,494,915	2,779,883	2,188,985

$1,092,536	$563,340	$2,069,630	$1,934,175	$1,270,950	$2,779,883

11

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Fundamental Holdings Trust		American Global Diversification Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Income:
Dividend income distribution	$374	$102	$14,249	$641

Total investment income	374	102	14,249	641
Expenses:
Mortality and expense risk	53	16	1,207	2,202

Net investment income (loss)	321	86	13,042	(1,561)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	16	1	44,670	77,922

Realized gains (losses)	16	1	44,670	77,922
Unrealized appreciation (depreciation) during the period	996	412	3,679	(345)

Net increase (decrease) in assets from operations	1,333	499	61,391	76,016

Changes from principal transactions:
Transfer of net premiums	300	250	4,420	5,183
Transfer on terminations	(88)	(6)	(22,819)	(31,779)
Transfer on policy loans	—	—	—	—
Net interfund transfers	17,111	5,978	688,943	(10,189)

Net increase (decrease) in assets from principal transactions	17,323	6,222	670,544	(36,785)

Total increase (decrease) in assets	18,656	6,721	731,935	39,231

Assets, beginning of period	6,721	—	39,231	—

Assets, end of period	$25,377	$6,721	$771,166	$39,231

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

See accompanying notes.

12

Sub-Account
American Growth Trust		American Growth-Income Trust		American International Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$111,735	$68,401	$60,966	$78,619	$521,160	$266,011

111,735	68,401	60,966	78,619	521,160	266,011

17,249	14,234	8,301	6,860	16,841	14,570

94,486	54,167	52,665	71,759	504,319	251,441

—	3,565,331	—	253,826	—	4,854,924
(1,671,528)	(7,256,136)	(23,341)	(567,331)	(1,077,900)	(6,689,570)

(1,671,528)	(3,690,805)	(23,341)	(313,505)	(1,077,900)	(1,834,646)
6,740,366	12,667,787	455,253	1,943,239	2,888,791	10,522,214

5,163,324	9,031,149	484,577	1,701,493	2,315,210	8,939,009

1,913,939	1,161,164	162,646	175,582	652,259	529,719
(2,562,748)	(1,925,932)	(885,525)	(201,279)	(1,599,697)	(1,889,119)
5,762	43,003	(198,497)	(1,519)	(32,355)	137,278
(339,122)	7,763,548	(1,204,152)	3,062,159	4,581,301	1,053,240

(982,169)	7,041,783	(2,125,528)	3,034,943	3,601,508	(168,882)

4,181,155	16,072,932	(1,640,951)	4,736,436	5,916,718	8,770,127

32,513,582	16,440,650	7,428,049	2,691,613	27,721,601	18,951,474

$36,694,737	$32,513,582	$5,787,098	$7,428,049	$33,638,319	$27,721,601

13

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American New World Trust		Balanced Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)	Year Ended Dec. 31/10 (t)
Income:
Dividend income distribution	$47,759	$6,989	$232

Total investment income	47,759	6,989	232
Expenses:
Mortality and expense risk	801	56	—

Net investment income (loss)	46,958	6,933	232

Realized gains (losses) on investments:
Capital gain distributions	—	—	427
Net realized gains (losses)	126,923	22,112	314

Realized gains (losses)	126,923	22,112	741
Unrealized appreciation (depreciation) during the period	149,647	88,248	2,216

Net increase (decrease) in assets from operations	323,528	117,293	3,189

Changes from principal transactions:
Transfer of net premiums	49,177	37,826	850
Transfer on terminations	(123,807)	(17,893)	(220)
Transfer on policy loans	(3,697)	—	—
Net interfund transfers	3,407,654	591,684	25,083

Net increase (decrease) in assets from principal transactions	3,329,327	611,617	25,713

Total increase (decrease) in assets	3,652,855	728,910	28,902

Assets, beginning of period	728,910	—	—

Assets, end of period	$4,381,765	$728,910	$28,902

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
(t)	Fund available in prior year but no activity.

See accompanying notes.

14

Sub-Account
Blue Chip Growth Trust		Brandes International Equity Trust		Business Opportunity Value Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$72,501	$129,825	$3,161,714	$2,277,499	$187,304	$195,086

72,501	129,825	3,161,714	2,277,499	187,304	195,086

142,990	133,831	2,890	2,782	720	306

(70,489)	(4,006)	3,158,824	2,274,717	186,584	194,780

—	—	—	—	—	—
476,315	(1,977,587)	(12,679,030)	(21,921,285)	(2,659,657)	(3,027,256)

476,315	(1,977,587)	(12,679,030)	(21,921,285)	(2,659,657)	(3,027,256)
11,564,068	26,903,427	13,439,104	40,850,124	4,108,497	8,164,604

11,969,894	24,921,834	3,918,898	21,203,556	1,635,424	5,332,128

3,868,862	3,583,022	4,089,455	5,245,937	1,401,759	2,471,225
(6,454,235)	(7,103,987)	(5,044,917)	(5,740,010)	(1,648,809)	(1,762,561)
(73,332)	(69,970)	(84,664)	(369,817)	(70,275)	65,909
(675,552)	(4,101,837)	(7,644,101)	(12,270,232)	(3,606,107)	(87,951)

(3,334,257)	(7,692,772)	(8,684,227)	(13,134,122)	(3,923,432)	686,622

8,635,637	17,229,062	(4,765,329)	8,069,434	(2,288,008)	6,018,750

78,242,082	61,013,020	104,543,564	96,474,130	27,001,360	20,982,610

$86,877,719	$78,242,082	$99,778,235	$104,543,564	$24,713,352	$27,001,360

15

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Trust		Capital Appreciation Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$67,352	$87,814	$34,750	$28,006

Total investment income	67,352	87,814	34,750	28,006
Expenses:
Mortality and expense risk	53,418	43,372	—	—

Net investment income (loss)	13,934	44,442	34,750	28,006

Realized gains (losses) on investments:
Capital gain distributions	—	—	256,007	6,844
Net realized gains (losses)	(27,349)	(1,271,829)	(4,845)	611

Realized gains (losses)	(27,349)	(1,271,829)	251,162	7,455
Unrealized appreciation (depreciation) during the period	4,220,305	10,785,159	(69,304)	11,588

Net increase (decrease) in assets from operations	4,206,890	9,557,772	216,608	47,049

Changes from principal transactions:
Transfer of net premiums	1,554,653	1,533,621	37,548	26,399
Transfer on terminations	(1,857,049)	(1,786,041)	(46,850)	(4,549)
Transfer on policy loans	(130,795)	48,108	1,249	—
Net interfund transfers	1,013,770	4,021,079	650,554	1,448,855

Net increase (decrease) in assets from principal transactions	580,579	3,816,767	642,501	1,470,705

Total increase (decrease) in assets	4,787,469	13,374,539	859,109	1,517,754

Assets, beginning of period	34,647,751	21,273,212	1,538,182	20,428

Assets, end of period	$39,435,220	$34,647,751	$2,397,291	$1,538,182

(aj)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.
(t)	Fund available in prior year but no activity.

See accompanying notes.

16

Sub-Account
Classic Value Trust	Core Allocation Plus Trust	Core Bond Trust
Year Ended Dec. 31/09 (aj)	Year Ended Dec. 31/10 (t)	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$23,946	$776	$255,832	$198,672

23,946	776	255,832	198,672

269	—	6,061	5,150

23,677	776	249,771	193,522

—	970	88,870	—
(2,245,062)	(3)	228,118	48,312

(2,245,062)	967	316,988	48,312
2,138,334	5,087	135,294	122,318

(83,051)	6,830	702,053	364,152

13,628	5,262	69,167	178,452
(27,375)	(1,383)	(580,180)	(171,229)
—	—	(63,020)	8,921
(2,279,029)	60,503	(972,939)	5,842,210

(2,292,776)	64,382	(1,546,972)	5,858,354

(2,375,827)	71,212	(844,919)	6,222,506

2,375,827	—	10,008,651	3,786,145

—	$71,212	$9,163,732	$10,008,651

17

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Diversified Growth & Income Trust	Core Equity Trust
	Year Ended Dec. 31/10 (t)	Year Ended Dec. 31/09 (ak)
Income:
Dividend income distribution	$1,003	$15,079

Total investment income	1,003	15,079
Expenses:
Mortality and expense risk	—	29

Net investment income (loss)	1,003	15,050

Realized gains (losses) on investments:
Capital gain distributions	—	—
Net realized gains (losses)	39	(1,249,792)

Realized gains (losses)	39	(1,249,792)
Unrealized appreciation (depreciation) during the period	2,217	1,242,913

Net increase (decrease) in assets from operations	3,259	8,171

Changes from principal transactions:
Transfer of net premiums	—	31,080
Transfer on terminations	(788)	(37,893)
Transfer on policy loans	—	(17)
Net interfund transfers	65,417	(972,360)

Net increase (decrease) in assets from principal transactions	64,629	(979,190)

Total increase (decrease) in assets	67,888	(971,019)

Assets, beginning of period	—	971,019

Assets, end of period	$67,888	—

(t)	Fund available in prior year but no activity.
(ak)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.
(au)	Renamed on May 4, 2009. Previously known as Index Allocation Trust; available in prior year but no activity.
(ax)	Terminated as an investment option and funds transferred to Money Market Trust B on December 29, 2009.

See accompanying notes.

18

Sub-Account
Core Strategy Trust		CSI Equity Trust	Disciplined Diversification Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/09 (ax)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)

$15,902	$457	—	$13,290	$26,497

15,902	457	—	13,290	26,497

—	—	—	—	—

15,902	457	—	13,290	26,497

—	—	—	—	9,076
143	1,223	(67,324)	63,975	24

143	1,223	(67,324)	63,975	9,100
(794)	1,265	40,294	101,617	(27,854)

15,251	2,945	(27,030)	178,882	7,743

—	1,959	3,256	7,635	4,151
(1,070)	(89)	(104,478)	(20,726)	(2,364)
—	—	—	32,678	—
683,505	20,662	(22,851)	(702,268)	1,357,141

682,435	22,532	(124,073)	(682,681)	1,358,928

697,686	25,477	(151,103)	(503,799)	1,366,671

25,477	—	151,103	1,366,671	—

$723,163	$25,477	—	$862,872	$1,366,671

19

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Markets Value Trust		Emerging Small Company Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (al)
Income:
Dividend income distribution	$375,107	$13,217	—

Total investment income	375,107	13,217	—
Expenses:
Mortality and expense risk	9,825	2,271	110

Net investment income (loss)	365,282	10,946	(110)

Realized gains (losses) on investments:
Capital gain distributions	562,418	10,613	—
Net realized gains (losses)	1,754,073	(1,095,267)	(41,506)

Realized gains (losses)	2,316,491	(1,084,654)	(41,506)
Unrealized appreciation (depreciation) during the period	2,391,446	6,594,555	119,480

Net increase (decrease) in assets from operations	5,073,219	5,520,847	77,864

Changes from principal transactions:
Transfer of net premiums	812,082	535,646	48,656
Transfer on terminations	(1,089,805)	(313,098)	(14,410)
Transfer on policy loans	(82,938)	(1,264)	(120)
Net interfund transfers	14,189,974	3,731,194	(364,525)

Net increase (decrease) in assets from principal transactions	13,829,313	3,952,478	(330,399)

Total increase (decrease) in assets	18,902,532	9,473,325	(252,535)

Assets, beginning of period	15,110,354	5,637,029	252,535

Assets, end of period	$34,012,886	$15,110,354	—

(al)	Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.

See accompanying notes.

20

Sub-Account
Equity-Income Trust		Financial Services Trust		Franklin Templeton Founding Allocation Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$2,354,679	$2,351,881	$8,104	$17,325	$41,905	$52,887

2,354,679	2,351,881	8,104	17,325	41,905	52,887

164,880	139,866	1,793	1,975	—	—

2,189,799	2,212,015	6,311	15,350	41,905	52,887

—	—	—	—	—	—
(9,616,554)	(16,857,418)	(431,341)	(189,883)	51,756	(799)

(9,616,554)	(16,857,418)	(431,341)	(189,883)	51,756	(799)
25,369,218	39,248,769	719,475	895,519	68,552	8,973

17,942,463	24,603,366	294,445	720,986	162,213	61,061

4,566,357	5,411,463	89,766	107,391	22,697	21,643
(8,952,769)	(7,646,287)	(71,035)	(180,776)	(49,587)	(5,474)
(600,839)	(669,980)	(22,633)	4,940	—	—
(5,728,281)	(8,116,238)	(576,069)	608,493	(465,608)	1,383,852

(10,715,532)	(11,021,042)	(579,971)	540,048	(492,498)	1,400,021

7,226,931	13,582,324	(285,526)	1,261,034	(330,285)	1,461,082

122,773,514	109,191,190	2,667,055	1,406,021	1,469,351	8,269

$130,000,445	$122,773,514	$2,381,529	$2,667,055	$1,139,066	$1,469,351

21

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Frontier Capital Appreciation Trust		Fundamental Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$107,283	$19,328	$70,967	$51,859

Total investment income	107,283	19,328	70,967	51,859
Expenses:
Mortality and expense risk	1,555	1,425	4,605	4,261

Net investment income (loss)	105,728	17,903	66,362	47,598

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(1,024,261)	(9,058,639)	(208,484)	(806,907)

Realized gains (losses)	(1,024,261)	(9,058,639)	(208,484)	(806,907)
Unrealized appreciation (depreciation) during the period	12,483,826	26,597,627	910,510	2,259,785

Net increase (decrease) in assets from operations	11,565,293	17,556,891	768,388	1,500,476

Changes from principal transactions:
Transfer of net premiums	1,787,369	2,474,289	280,568	390,171
Transfer on terminations	(3,596,560)	(2,781,426)	(396,962)	(514,653)
Transfer on policy loans	(59,437)	(343,952)	(72,623)	(2,603)
Net interfund transfers	(4,319,347)	(6,326,247)	(401,667)	694,918

Net increase (decrease) in assets from principal transactions	(6,187,975)	(6,977,336)	(590,684)	567,833

Total increase (decrease) in assets	5,377,318	10,579,555	177,704	2,068,309

Assets, beginning of period	50,796,916	40,217,361	6,226,541	4,158,232

Assets, end of period	$56,174,234	$50,796,916	$6,404,245	$6,226,541

(am)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 16, 2009.
(an)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.

See accompanying notes.

22

Sub-Account
Global Allocation Trust	Global Bond Trust		Global Real Estate Trust
Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (an)

$1,649	$1,330,934	$3,773,272	$267,172

1,649	1,330,934	3,773,272	267,172

427	33,245	30,960	—

1,222	1,297,689	3,742,312	267,172

—	—	4,154,386	—
(3,329,040)	(1,171,408)	(2,282,835)	(227,064)

(3,329,040)	(1,171,408)	1,871,551	(227,064)
6,133,843	3,463,266	(1,771,784)	1,124

2,806,025	3,589,547	3,842,079	41,232

211,568	1,127,349	1,349,082	13,845
(324,160)	(3,936,359)	(2,209,069)	(5,753)
—	166,390	(24,630)	—
(12,769,815)	850,119	(20,258)	(302,939)

(12,882,407)	(1,792,501)	(904,875)	(294,847)

(10,076,382)	1,797,046	2,937,204	(253,615)

10,076,382	35,797,421	32,860,217	253,615

—	$37,594,467	$35,797,421	—

23

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Trust		Health Sciences Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$72,390	$22,634	—	—

Total investment income	72,390	22,634	—	—
Expenses:
Mortality and expense risk	604	344	8,827	7,278

Net investment income (loss)	71,786	22,290	(8,827)	(7,278)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	58,936
Net realized gains (losses)	(58,966)	(126,092)	(92,335)	(448,042)

Realized gains (losses)	(58,966)	(126,092)	(92,335)	(389,106)
Unrealized appreciation (depreciation) during the period	358,320	531,764	1,246,340	1,750,485

Net increase (decrease) in assets from operations	371,140	427,962	1,145,178	1,354,101

Changes from principal transactions:
Transfer of net premiums	491,302	509,775	224,550	242,263
Transfer on terminations	(154,709)	(55,701)	(434,371)	(396,284)
Transfer on policy loans	—	1,804	(19,365)	(2,901)
Net interfund transfers	2,549,324	(540,670)	402,849	1,985,578

Net increase (decrease) in assets from principal transactions	2,885,917	(84,792)	173,663	1,828,656

Total increase (decrease) in assets	3,257,057	343,170	1,318,841	3,182,757

Assets, beginning of period	1,536,338	1,193,168	7,593,836	4,411,079

Assets, end of period	$4,793,395	$1,536,338	$8,912,677	$7,593,836

(ao)	Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.

See accompanying notes.

24

Sub-Account
High Yield Trust		Income & Value Trust	International Core Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$9,992,714	$2,236,814	$1,800	$172,901	$243,339

9,992,714	2,236,814	1,800	172,901	243,339

20,675	17,271	265	1,796	1,657

9,972,039	2,219,543	1,535	171,105	241,682

—	—	—	—	303,930
920,588	(1,831,371)	(309,363)	(105,398)	(2,149,621)

920,588	(1,831,371)	(309,363)	(105,398)	(1,845,691)
(8,423,627)	7,597,485	297,055	644,385	3,604,795

2,469,000	7,985,657	(10,773)	710,092	2,000,786

843,843	612,208	44,605	100,363	746,734
(4,022,389)	(1,140,336)	(7,979)	(276,965)	(2,171,698)
907,054	(24,863)	—	(91)	14,704
5,439,783	3,736,450	(596,112)	(1,472,316)	1,058,413

3,168,291	3,183,459	(559,486)	(1,649,009)	(351,847)

5,637,291	11,169,116	(570,259)	(938,917)	1,648,939

21,988,861	10,819,745	570,259	10,500,194	8,851,255

$27,626,152	$21,988,861	—	$9,561,277	$10,500,194

25

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Equity Index Trust A	International Equity Index Trust B
	Year Ended Dec. 31/10 (a)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$102,940	$2,958,849	$3,925,592

Total investment income	102,940	2,958,849	3,925,592
Expenses:
Mortality and expense risk	3,040	102,543	91,870

Net investment income (loss)	99,900	2,856,306	3,833,722

Realized gains (losses) on investments:
Capital gain distributions	965,622	—	1,947,145
Net realized gains (losses)	(559,892)	(3,190,759)	(14,306,717)

Realized gains (losses)	405,730	(3,190,759)	(12,359,572)
Unrealized appreciation (depreciation) during the period	(84,967)	13,159,994	43,082,544

Net increase (decrease) in assets from operations	420,663	12,825,541	34,556,694

Changes from principal transactions:
Transfer of net premiums	128,573	2,288,055	2,744,152
Transfer on terminations	(171,299)	(5,329,572)	(4,779,443)
Transfer on policy loans	2,235	(159,279)	(191,246)
Net interfund transfers	4,928,934	(4,837,736)	(14,629,684)

Net increase (decrease) in assets from principal transactions	4,888,443	(8,038,532)	(16,856,221)

Total increase (decrease) in assets	5,309,106	4,787,009	17,700,473

Assets, beginning of period	—	120,139,829	102,439,356

Assets, end of period	$5,309,106	$124,926,838	$120,139,829

(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.
(ap)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.
(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

See accompanying notes.

26

Sub-Account
International Opportunities Trust		International Small Cap Trust	International Small Company Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)

$156,418	$95,090	$141,668	$244,321	$50,329

156,418	95,090	141,668	244,321	50,329

5,881	5,257	4,866	5,264	1,188

150,537	89,833	136,802	239,057	49,141

—	—	1,253,179	—	—
(942,941)	(3,799,729)	(4,891,839)	21,327	(50,626)

(942,941)	(3,799,729)	(3,638,660)	21,327	(50,626)
2,253,212	6,357,460	5,956,918	1,463,809	(144,162)

1,460,808	2,647,564	2,455,060	1,724,193	(145,647)

484,470	716,396	291,284	533,133	334,069
(519,112)	(1,471,346)	(377,026)	(518,654)	(44,476)
(48,989)	11,534	(124,123)	(74,419)	—
(74,897)	(604,050)	(7,065,398)	1,924,923	6,473,206

(158,528)	(1,347,466)	(7,275,263)	1,864,983	6,762,799

1,302,280	1,300,098	(4,820,203)	3,589,176	6,617,152

10,153,528	8,853,430	4,820,203	6,617,152	—

$11,455,808	$10,153,528	—	$10,206,328	$6,617,152

27

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Value Trust		Investment Quality Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$1,094,603	$196,315	$493,271	$422,828

Total investment income	1,094,603	196,315	493,271	422,828
Expenses:
Mortality and expense risk	60,762	12,972	12,145	5,046

Net investment income (loss)	1,033,841	183,343	481,126	417,782

Realized gains (losses) on investments:
Capital gain distributions	—	332,107	—	—
Net realized gains (losses)	(1,787,165)	(992,703)	202,005	1,078

Realized gains (losses)	(1,787,165)	(660,596)	202,005	1,078
Unrealized appreciation (depreciation) during the period	5,117,763	2,767,562	(13,647)	670,331

Net increase (decrease) in assets from operations	4,364,439	2,290,309	669,484	1,089,191

Changes from principal transactions:
Transfer of net premiums	1,941,685	519,953	273,493	258,608
Transfer on terminations	(2,617,959)	(557,523)	(577,262)	(387,242)
Transfer on policy loans	(101,686)	(955)	190,846	(520)
Net interfund transfers	43,649,746	807,377	117,895	2,654,572

Net increase (decrease) in assets from principal transactions	42,871,786	768,852	4,972	2,525,418

Total increase (decrease) in assets	47,236,225	3,059,161	674,456	3,614,609

Assets, beginning of period	9,642,009	6,582,848	8,882,789	5,268,180

Assets, end of period	$56,878,234	$9,642,009	$9,557,245	$8,882,789

(aw)	Renamed on November 16, 2009. Previously known as Turner Core Growth Trust.

See accompanying notes.

28

Sub-Account
Large Cap Growth Trust		Large Cap Trust		Large Cap Value Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$139,691	$217,064	$17,119	$12,736	$171,354	$186,605

139,691	217,064	17,119	12,736	171,354	186,605

2,057	1,484	1,426	1,440	8,420	8,170

137,634	215,580	15,693	11,296	162,934	178,435

—	—	—	—	—	—
(3,905,203)	(7,256,202)	41,313	(158,815)	(802,241)	(2,539,417)

(3,905,203)	(7,256,202)	41,313	(158,815)	(802,241)	(2,539,417)
11,231,623	17,526,448	144,718	339,685	1,993,092	3,771,584

7,464,054	10,485,826	201,724	192,166	1,353,785	1,410,602

1,755,454	2,287,275	82,734	98,441	775,101	786,272
(2,567,289)	(2,403,268)	(155,719)	(174,098)	(1,327,405)	(529,651)
(240,731)	(619,011)	—	—	(140,236)	(2,364)
(3,331,774)	(5,822,220)	976,610	20,812	1,340,521	672,146

(4,384,340)	(6,557,224)	903,625	(54,845)	647,981	926,403

3,079,714	3,928,602	1,105,349	137,321	2,001,766	2,337,005

37,194,014	33,265,412	724,413	587,092	12,164,005	9,827,000

$40,273,728	$37,194,014	$1,829,762	$724,413	$14,165,771	$12,164,005

29

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Aggressive Trust		Lifestyle Balanced Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$136,440	$65,707	$1,968,911	$3,138,022

Total investment income	136,440	65,707	1,968,911	3,138,022
Expenses:
Mortality and expense risk	9,492	9,236	152,351	135,311

Net investment income (loss)	126,948	56,471	1,816,560	3,002,711

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	46,956
Net realized gains (losses)	(658,451)	(957,203)	1,543,670	(4,028,250)

Realized gains (losses)	(658,451)	(957,203)	1,543,670	(3,981,294)
Unrealized appreciation (depreciation) during the period	1,603,072	2,739,756	4,742,421	17,124,526

Net increase (decrease) in assets from operations	1,071,569	1,839,024	8,102,651	16,145,943

Changes from principal transactions:
Transfer of net premiums	811,522	708,562	4,734,128	4,772,617
Transfer on terminations	(573,745)	(406,508)	(12,028,699)	(6,110,094)
Transfer on policy loans	(5,995)	44	(47,682)	(530,961)
Net interfund transfers	(871,844)	60,793	(7,482,148)	13,082,740

Net increase (decrease) in assets from principal transactions	(640,062)	362,891	(14,824,401)	11,214,302

Total increase (decrease) in assets	431,507	2,201,915	(6,721,750)	27,360,245

Assets, beginning of period	7,090,226	4,888,311	80,535,265	53,175,020

Assets, end of period	$7,521,733	$7,090,226	$73,813,515	$80,535,265

See accompanying notes.

30

Sub-Account
Lifestyle Conservative Trust		Lifestyle Growth Trust		Lifestyle Moderate Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$129,976	$199,992	$1,040,308	$1,320,630	$79,805	$82,479

129,976	199,992	1,040,308	1,320,630	79,805	82,479

794	198	75,181	61,993	2,536	1,095

129,182	199,794	965,127	1,258,637	77,269	81,384

—	8,494	—	—	—	—
28,194	(88,603)	(1,792,459)	(2,555,148)	(11,468)	(63,950)

28,194	(80,109)	(1,792,459)	(2,555,148)	(11,468)	(63,950)
290,068	587,175	6,258,355	12,497,350	194,164	289,326

447,444	706,860	5,431,023	11,200,839	259,965	306,760

466,461	436,450	3,703,628	3,489,122	219,485	158,800
(573,721)	(433,452)	(2,015,253)	(4,036,686)	(212,114)	(89,306)
(59)	(9,284)	67,471	(179,230)	(39,436)	12,073
579,903	388,178	(6,959,661)	1,096,294	911,369	499,572

472,584	381,892	(5,203,815)	369,500	879,304	581,139

920,028	1,088,752	227,208	11,570,339	1,139,269	887,899

3,958,766	2,870,014	44,742,407	33,172,068	1,921,972	1,034,073

$4,878,794	$3,958,766	$44,969,615	$44,742,407	$3,061,241	$1,921,972

31

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Index Trust		Mid Cap Intersection Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (aq)
Income:
Dividend income distribution	$195,395	$152,295	$210

Total investment income	195,395	152,295	210
Expenses:
Mortality and expense risk	7,554	6,204	124

Net investment income (loss)	187,841	146,091	86

Realized gains (losses) on investments:
Capital gain distributions	—	194,213	—
Net realized gains (losses)	(605,600)	(1,999,969)	282,576

Realized gains (losses)	(605,600)	(1,805,756)	282,576
Unrealized appreciation (depreciation) during the period	3,979,034	5,853,891	14,983

Net increase (decrease) in assets from operations	3,561,275	4,194,226	297,645

Changes from principal transactions:
Transfer of net premiums	932,233	872,999	9,493
Transfer on terminations	(1,583,801)	(1,521,129)	(65,486)
Transfer on policy loans	29,293	45,590	(173)
Net interfund transfers	462,723	1,109,229	(263,465)

Net increase (decrease) in assets from principal transactions	(159,552)	506,689	(319,631)

Total increase (decrease) in assets	3,401,723	4,700,915	(21,986)

Assets, beginning of period	16,600,576	11,899,661	21,986

Assets, end of period	$20,002,299	$16,600,576	—

(aq)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.
(ar)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.

See accompanying notes.

32

Sub-Account
Mid Cap Stock Trust		Mid Cap Value Trust	Mid Value Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$27	—	$60,443	$795,930	$215,076

27	—	60,443	795,930	215,076

48,409	44,474	1,516	44,498	33,735

(48,382)	(44,474)	58,927	751,432	181,341

—	—	—	142,586	—
(723,396)	(7,279,831)	(3,790,291)	(827,707)	(5,388,186)

(723,396)	(7,279,831)	(3,790,291)	(685,121)	(5,388,186)
7,686,406	15,509,731	3,941,882	5,737,526	17,538,321

6,914,628	8,185,426	210,518	5,803,837	12,331,476

1,104,841	1,469,236	137,628	1,045,952	1,420,426
(2,926,486)	(2,806,356)	(81,158)	(3,505,229)	(2,159,855)
(23,329)	(369,527)	7,776	(180,262)	(81,217)
(3,807,002)	(2,219,054)	(5,121,314)	(2,261,040)	923,487

(5,651,976)	(3,925,701)	(5,057,068)	(4,900,579)	102,841

1,262,652	4,259,725	(4,846,550)	903,258	12,434,317

34,765,547	30,505,822	4,846,550	38,649,834	26,215,517

$36,028,199	$34,765,547	—	$39,553,092	$38,649,834

33

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Money Market Trust B		Natural Resources Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$80,470	$1,653,799	$172,481	$222,785

Total investment income	80,470	1,653,799	172,481	222,785
Expenses:
Mortality and expense risk	119,575	923,641	18,300	16,098

Net investment income (loss)	(39,105)	730,158	154,181	206,687

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	5,970,651
Net realized gains (losses)	—	—	(829,770)	(15,023,775)

Realized gains (losses)	—	—	(829,770)	(9,053,124)
Unrealized appreciation (depreciation) during the period	—	—	3,807,099	17,317,512

Net increase (decrease) in assets from operations	(39,105)	730,158	3,131,510	8,471,075

Changes from principal transactions:
Transfer of net premiums	18,572,442	30,102,974	1,031,598	1,059,355
Transfer on terminations	(45,946,163)	(84,843,596)	(1,865,797)	(2,274,252)
Transfer on policy loans	(2,040,308)	(5,694,372)	(1,501)	235,615
Net interfund transfers	31,291,668	(143,533,513)	(661,505)	3,892,748

Net increase (decrease) in assets from principal transactions	1,877,639	(203,968,507)	(1,497,205)	2,913,466

Total increase (decrease) in assets	1,838,534	(203,238,349)	1,634,305	11,384,541

Assets, beginning of period	154,283,738	357,522,087	26,305,357	14,920,816

Assets, end of period	$156,122,272	$154,283,738	$27,939,662	$26,305,357

(d)	Terminated as an investment option and funds transferred to International Value Trust on May 3, 2010.

See accompanying notes.

34

Sub-Account
Optimized All Cap Trust		Optimized Value Trust		Overseas Equity Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (d)	Year Ended Dec. 31/09

$580,701	$628,649	$19,919	$26,238	$266,852	$806,661

580,701	628,649	19,919	26,238	266,852	806,661

139,185	128,107	28	37	23,769	64,470

441,516	500,542	19,891	26,201	243,083	742,191

—	—	—	—	—	—
(2,186,454)	(5,177,714)	(307,064)	(224,445)	(9,123,689)	(3,812,153)

(2,186,454)	(5,177,714)	(307,064)	(224,445)	(9,123,689)	(3,812,153)
10,431,586	16,018,175	427,166	476,746	8,476,380	13,185,461

8,686,648	11,341,003	139,993	278,502	(404,226)	10,115,499

2,952,479	3,027,267	36,698	65,674	314,601	1,333,717
(4,913,596)	(5,290,138)	(115,615)	(56,119)	(743,846)	(2,934,240)
285,018	(192,393)	(2,889)	10,904	4,938	(290,883)
(3,589,590)	(3,702,558)	(369,131)	(172,051)	(42,613,442)	(1,498,329)

(5,265,689)	(6,157,822)	(450,937)	(151,592)	(43,037,749)	(3,389,735)

3,420,959	5,183,181	(310,944)	126,910	(43,441,975)	6,725,764

49,112,482	43,929,301	1,323,423	1,196,513	43,441,975	36,716,211

$52,533,441	$49,112,482	$1,012,479	$1,323,423	—	$43,441,975

35

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Pacific Rim Trust		Real Estate Securities Trust
	Year Ended Dec. 31/10 (e)	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$16,783	$40,941	$872,749	$1,130,764

Total investment income	16,783	40,941	872,749	1,130,764
Expenses:
Mortality and expense risk	1,543	7,579	32,848	24,166

Net investment income (loss)	15,240	33,362	839,901	1,106,598

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(238,443)	(671,293)	(4,800,824)	(19,581,076)

Realized gains (losses)	(238,443)	(671,293)	(4,800,824)	(19,581,076)
Unrealized appreciation (depreciation) during the period	290,207	1,868,763	15,161,948	27,628,718

Net increase (decrease) in assets from operations	67,004	1,230,832	11,201,025	9,154,240

Changes from principal transactions:
Transfer of net premiums	36,160	181,486	1,537,509	1,886,264
Transfer on terminations	(43,707)	(360,119)	(4,167,273)	(2,148,638)
Transfer on policy loans	—	(34)	(152,024)	(46,239)
Net interfund transfers	(3,689,041)	(827,303)	1,346,881	(3,784,479)

Net increase (decrease) in assets from principal transactions	(3,696,588)	(1,005,970)	(1,434,907)	(4,093,092)

Total increase (decrease) in assets	(3,629,584)	224,862	9,766,118	5,061,148

Assets, beginning of period	3,629,584	3,404,722	40,631,067	35,569,919

Assets, end of period	—	$3,629,584	$50,397,185	$40,631,067

(e)	Terminated as an investment option and funds transferred to International Equity Index A Trust on May 3, 2010.
(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

See accompanying notes.

36

Sub-Account
Real Return Bond Trust		Science & Technology Trust		Short Term Government Income Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (a)

$1,506,645	$869,200	$3	—	$443,071

1,506,645	869,200	3	—	443,071

6,906	2,333	5,976	5,248	25,715

1,499,739	866,867	(5,973)	(5,248)	417,356

—	491,445	—	—	6,063
(20,587)	(729,487)	247,237	263,194	56,648

(20,587)	(238,042)	247,237	263,194	62,711
(321,538)	943,309	678,275	906,362	(39,996)

1,157,614	1,572,134	919,539	1,164,308	440,071

756,863	685,770	111,514	118,010	322,017
(1,728,919)	(571,956)	(237,482)	(122,257)	(2,158,329)
(2,874)	14,458	(28,307)	425	(55,977)
945,903	1,258,220	1,698,055	779,057	30,221,981

(29,027)	1,386,492	1,543,780	775,235	28,329,692

1,128,587	2,958,626	2,463,319	1,939,543	28,769,763

11,643,315	8,684,689	2,668,811	729,268	—

$12,771,902	$11,643,315	$5,132,130	$2,668,811	$28,769,763

37

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Short-Term Bond Trust		Small Cap Growth Trust
	Year Ended Dec. 31/10 (f)	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$482,902	$1,374,477	—	—

Total investment income	482,902	1,374,477	—	—
Expenses:
Mortality and expense risk	11,884	32,266	84,179	72,015

Net investment income (loss)	471,018	1,342,211	(84,179)	(72,015)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(1,918,001)	(2,988,382)	(147,762)	(3,355,402)

Realized gains (losses)	(1,918,001)	(2,988,382)	(147,762)	(3,355,402)
Unrealized appreciation (depreciation) during the period	2,517,790	6,172,809	8,958,979	14,372,180

Net increase (decrease) in assets from operations	1,070,807	4,526,638	8,727,038	10,944,763

Changes from principal transactions:
Transfer of net premiums	225,520	1,110,616	1,589,948	1,918,132
Transfer on terminations	(482,852)	(2,082,400)	(3,334,038)	(2,397,970)
Transfer on policy loans	(6,236)	(20,272)	(62,532)	(156,699)
Net interfund transfers	(27,246,700)	(1,549,488)	(2,647,201)	(2,765,790)

Net increase (decrease) in assets from principal transactions	(27,510,268)	(2,541,544)	(4,453,823)	(3,402,327)

Total increase (decrease) in assets	(26,439,461)	1,985,094	4,273,215	7,542,436

Assets, beginning of period	26,439,461	24,454,367	42,830,481	35,288,045

Assets, end of period	—	$26,439,461	$47,103,696	$42,830,481

(f)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

See accompanying notes.

38

Sub-Account
Small Cap Index Trust		Small Cap Opportunities Trust		Small Cap Value Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$83,487	$104,339	—	—	$285,547	$408,407

83,487	104,339	—	—	285,547	408,407

6,447	5,562	2,031	1,012	43,708	34,864

77,040	98,777	(2,031)	(1,012)	241,839	373,543

—	368,198	—	—	—	—
(245,475)	(2,422,011)	407,634	(108,348)	(494,731)	(10,772,718)

(245,475)	(2,053,813)	407,634	(108,348)	(494,731)	(10,772,718)
3,743,170	4,750,589	1,153,265	1,311,810	16,523,449	25,597,928

3,574,735	2,795,553	1,558,868	1,202,450	16,270,557	15,198,753

597,174	492,694	285,025	157,372	1,786,007	2,276,869
(588,441)	(411,385)	(601,212)	(218,895)	(3,826,128)	(3,357,883)
(30,213)	6,273	146,494	73,988	(114,624)	(353,894)
(399,054)	(1,633,312)	3,796,889	4,273,165	(4,098,948)	(7,061,565)

(420,534)	(1,545,730)	3,627,196	4,285,630	(6,253,693)	(8,496,473)

3,154,201	1,249,823	5,186,064	5,488,080	10,016,864	6,702,280

13,420,472	12,170,649	6,320,549	832,469	66,940,837	60,238,557

$16,574,673	$13,420,472	$11,506,613	$6,320,549	$76,957,701	$66,940,837

39

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Company Trust	Small Company Value Trust
	Year Ended Dec. 31/09 (as)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$1,245	$68,699	$16,367

Total investment income	1,245	68,699	16,367
Expenses:
Mortality and expense risk	31	4,426	2,553

Net investment income (loss)	1,214	64,273	13,814

Realized gains (losses) on investments:
Capital gain distributions	—	—	422,887
Net realized gains (losses)	(381,645)	171,742	(826,210)

Realized gains (losses)	(381,645)	171,742	(403,323)
Unrealized appreciation (depreciation) during the period	372,441	818,313	1,508,058

Net increase (decrease) in assets from operations	(7,990)	1,054,328	1,118,549

Changes from principal transactions:
Transfer of net premiums	10,494	195,387	225,891
Transfer on terminations	(7,702)	(576,597)	(452,643)
Transfer on policy loans	93	(38,321)	(91,356)
Net interfund transfers	(448,147)	(896,471)	1,991,198

Net increase (decrease) in assets from principal transactions	(445,262)	(1,316,002)	1,673,090

Total increase (decrease) in assets	(453,252)	(261,674)	2,791,639

Assets, beginning of period	453,252	5,770,871	2,979,232

Assets, end of period	—	$5,509,197	$5,770,871

(as)	Terminated as an investment option and funds transferred to Small Company Value Trust on May 4, 2009.
(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.
(g)	Terminated as an investment option and funds transferred to Strategic Income Opportunities Trust on November 8, 2010.
(b)	Renamed on May 3, 2010. Previously known as Strategic Income Trust.

See accompanying notes.

40

Sub-Account
Smaller Company Growth Trust		Strategic Bond Trust		Strategic Income Opportunities Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)	Year Ended Dec. 31/10 (g)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/09

—	—	$309,339	$254,207	$654,015	$76,007

—	—	309,339	254,207	654,015	76,007

344	25	2,011	2,126	2,559	1,204

(344)	(25)	307,328	252,081	651,456	74,803

9,598	—	—	—	—	—
37,908	(2,183)	(64,697)	124,806	59,429	(14,724)

47,506	(2,183)	(64,697)	124,806	59,429	(14,724)
134,337	18,441	116,140	413,302	(282,206)	138,066

181,499	16,233	358,771	790,189	428,679	198,145

24,755	7,932	309,520	376,372	135,154	31,195
(42,118)	(1,142)	(1,347,835)	(120,110)	(179,448)	(31,935)
(25,044)	1,331	50,747	(142,110)	66,961	—
1,429,158	361,485	(2,617,568)	(340,823)	5,860,577	627,968

1,386,751	369,606	(3,605,136)	(226,671)	5,883,244	627,228

1,568,250	385,839	(3,246,365)	563,518	6,311,923	825,373

385,839	—	3,246,365	2,682,847	1,488,720	663,347

$1,954,089	$385,839	—	$3,246,365	$7,800,643	$1,488,720

41

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Bond Market Trust B		Total Return Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$1,993,254	$2,209,795	$2,854,681	$3,845,455

Total investment income	1,993,254	2,209,795	2,854,681	3,845,455
Expenses:
Mortality and expense risk	40,836	37,515	27,501	14,743

Net investment income (loss)	1,952,418	2,172,280	2,827,180	3,830,712

Realized gains (losses) on investments:
Capital gain distributions	—	—	1,996,850	4,044,049
Net realized gains (losses)	379,911	42,693	2,308,113	233,839

Realized gains (losses)	379,911	42,693	4,304,963	4,277,888
Unrealized appreciation (depreciation) during the period	523,827	463,132	1,171,789	3,723,273

Net increase (decrease) in assets from operations	2,856,156	2,678,105	8,303,932	11,831,873

Changes from principal transactions:
Transfer of net premiums	1,089,278	1,183,301	3,249,414	3,286,271
Transfer on terminations	(2,258,908)	(3,578,668)	(10,653,475)	(9,641,661)
Transfer on policy loans	(181,555)	(577,035)	(553,168)	(212,121)
Net interfund transfers	(443,424)	(139,051)	16,409,313	18,524,576

Net increase (decrease) in assets from principal transactions	(1,794,609)	(3,111,453)	8,452,084	11,957,065

Total increase (decrease) in assets	1,061,547	(433,348)	16,756,016	23,788,938

Assets, beginning of period	43,934,649	44,367,997	100,285,327	76,496,389

Assets, end of period	$44,996,196	$43,934,649	$117,041,343	$100,285,327

(ay) Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

(az) Terminated as an investment option and funds transferred to High Yield Trust on November 8, 2010.

See accompanying notes.

42

Sub-Account
Total Stock Market Index Trust		U.S. Government Securities Trust		U.S. High Yield Bond Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (ay)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (az)	Year Ended Dec. 31/09

$276,861	$296,443	$22,110	$54,234	$3,194,529	$1,703,787

276,861	296,443	22,110	54,234	3,194,529	1,703,787

20,250	19,536	473	2,362	2,595	4,706

256,611	276,907	21,637	51,872	3,191,934	1,699,081

—	—	71,797	38,964	2,640,669	—
(213,081)	(2,168,185)	(58,589)	(42,333)	(4,153,460)	1,857,086

(213,081)	(2,168,185)	13,208	(3,369)	(1,512,791)	1,857,086
3,131,180	7,049,396	11,799	78,019	(639,721)	3,809,749

3,174,710	5,158,118	46,644	126,522	1,039,422	7,365,916

535,952	1,032,314	42,325	91,298	192,367	514,063
(1,065,914)	(1,522,559)	(39,041)	(782,742)	(980,311)	(2,260,666)
13,659	2,762	—	—	(10,331)	(1,520,885)
(1,686,537)	(1,908,550)	(1,978,383)	1,192,058	(19,517,719)	2,939,518

(2,202,840)	(2,396,033)	(1,975,099)	500,614	(20,315,994)	(327,970)

971,870	2,762,085	(1,928,455)	627,136	(19,276,572)	7,037,946

20,572,232	17,810,147	1,928,455	1,301,319	19,276,572	12,238,626

$21,544,102	$20,572,232	—	$1,928,455	—	$19,276,572

43

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Large Cap Trust	Utilities Trust
	Year Ended Dec. 31/09 (at)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$16,169	$389,221	$501,464

Total investment income	16,169	389,221	501,464
Expenses:
Mortality and expense risk	313	8,466	5,630

Net investment income (loss)	15,856	380,755	495,834

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	(3,090,339)	(1,991,242)	(1,304,886)

Realized gains (losses)	(3,090,339)	(1,991,242)	(1,304,886)
Unrealized appreciation (depreciation) during the period	2,851,647	3,690,124	3,750,523

Net increase (decrease) in assets from operations	(222,836)	2,079,637	2,941,471

Changes from principal transactions:
Transfer of net premiums	18,108	311,328	181,264
Transfer on terminations	(34,933)	(916,517)	(2,209,835)
Transfer on policy loans	3,806	(57,914)	(3,339)
Net interfund transfers	(4,223,367)	1,367,814	3,919,530

Net increase (decrease) in assets from principal transactions	(4,236,386)	704,711	1,887,620

Total increase (decrease) in assets	(4,459,222)	2,784,348	4,829,091

Assets, beginning of period	4,459,222	14,518,141	9,689,050

Assets, end of period	—	$17,302,489	$14,518,141

(at)	Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.

See accompanying notes.

44

Sub-Account
Value Trust		Total
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$97,452	$122,995	$54,013,160	$49,928,084

97,452	122,995	54,013,160	49,928,084

3,886	3,135	1,983,118	2,558,166

93,566	119,860	52,030,042	47,369,918

—	—	6,745,029	28,448,753
(384,300)	(1,369,131)	(68,710,271)	(238,953,008)

(384,300)	(1,369,131)	(61,965,242)	(210,504,255)
2,026,385	3,653,900	282,124,250	623,629,300

1,735,651	2,404,629	272,189,050	460,494,963

687,683	738,759	92,724,668	113,761,060
(564,036)	(595,998)	(191,921,195)	(228,118,556)
81,183	30,764	(5,046,032)	(12,823,877)
(3,637,735)	3,907,235	(21,417,996)	(166,633,911)

(3,432,905)	4,080,760	(125,660,555)	(293,815,284)

(1,697,254)	6,485,389	146,528,495	166,679,679

11,787,482	5,302,093	$2,171,325,496	2,004,645,817

$10,090,228	$11,787,482	$2,317,853,991	$2,171,325,496

45

John Hancock Variable Life Account S

Notes to Financial Statements

December 31, 2010

1.	Organization

John Hancock Variable Life Account S (the “Account”) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) (the “Company” or “JHUSA”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 69 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 5 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2010. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the “Contracts”) issued by the Company.

The Company is a stock life Insurance Company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life Insurance Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As a result of portfolio changes, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Strategic Income Trust	Strategic Income Opportunities Trust	May 3, 2010

The following sub-accounts of the Account were commenced as investment options:

New Funds	Effective Date
American Global Growth Trust	November 8, 2010
American Global Small Capitalization Trust	November 8, 2010
American High-Income Bond Trust	November 8, 2010
International Equity Index Trust A	May 3, 2010
Short Term Government Income Trust	May 3, 2010
Ultra Short Term Bond Trust	November 8, 2010

46

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Fund Transferred To	Effective Date
All Cap Growth Trust	Capital Appreciation Trust	May 3, 2010
Overseas Equity Trust	International Value Trust	May 3, 2010
Pacific Rim Trust	International Equity Index Trust A	May 3, 2010
Short Term Bond Trust	Short Term Government Income Trust	May 3, 2010
Strategic Bond Trust	Strategic Income Opportunities Trust	November 8, 2010
U.S. Government Securities Trust	Short Term Government Income Trust	May 3, 2010
U.S. High Yield Bond Trust	High Yield Trust	November 8, 2010

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

FAS 157 - Fair Value Measurements, which was adopted effective January 1, 2008, is now incorporated into ASC 820 - Fair Value Measurement and Disclosure (“ASC 820”). This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

47

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

• Level 3 – Fair value measurements using significant non-market observable inputs.

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy level, as of December 31, 2010.

Mutual Funds
Level 1	$2,317,853,991
Level 2	—
Level 3	—

$2,317,853,991

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0% and 0.625% of the average net value of the Account’s assets for the assumption of mortality and expense risks.

4.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

48

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2010, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.

5.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

6.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2010 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B	$20,429,551	$54,932,919
Active Bond Trust	9,786,681	7,239,060
All Cap Core Trust	175,139	94,202
All Cap Growth Trust	26,150	748,296
All Cap Value Trust	1,761,920	2,496,935
Alpha Opportunities Trust	30,161	289
American Asset Allocation Trust	785,416	291,478
American Blue Chip Income and Growth Trust	337,066	401,322
American Bond Trust	738,373	2,377,874
American Fundamental Holdings Trust	17,781	137
American Global Diversification Trust	1,579,516	895,930
American Growth Trust	12,661,793	13,549,476
American Growth-Income Trust	583,957	2,656,819
American International Trust	9,719,132	5,613,305
American New World Trust	4,436,512	1,060,227
Balanced Trust	36,978	10,605
Blue Chip Growth Trust	9,382,105	12,786,850
Capital Appreciation Trust	7,777,274	7,182,762
Capital Appreciation Value Trust	1,794,981	861,723
Core Allocation Plus Trust	67,424	1,296

49

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Core Bond Trust	$2,032,429	$3,240,761
Core Diversified Growth & Income Trust	66,420	788
Core Strategy Trust	699,406	1,070
Disciplined Diversification Trust	125,378	794,770
Emerging Markets Value Trust	20,253,179	5,496,165
Equity-Income Trust	22,684,668	31,210,403
Financial Services Trust	931,996	1,505,656
Franklin Templeton Founding Allocation Trust	400,481	851,073
Fundamental Value Trust	821,587	1,345,909
Global Bond Trust	11,988,784	12,483,596
Global Trust	3,301,159	343,455
Health Sciences Trust	2,890,604	2,725,767
High Yield Trust	23,418,054	10,277,724
International Core Trust	2,202,119	3,680,022
International Equity Index Trust A	7,919,427	1,965,463
International Equity Index Trust B	11,590,246	16,772,472
International Opportunities Trust	3,203,098	3,211,089
International Small Company Trust	4,108,617	2,004,578
International Value Trust	51,984,748	8,079,121
Investment Quality Bond Trust	7,416,260	6,930,161
Large Cap Trust	1,793,146	873,828
Large Cap Value Trust	6,394,730	5,583,815
Lifestyle Aggressive Trust	1,538,829	2,051,944
Lifestyle Balanced Trust	9,657,885	22,665,726
Lifestyle Conservative Trust	2,849,018	2,247,251
Lifestyle Growth Trust	5,957,291	10,195,978
Lifestyle Moderate Trust	2,046,081	1,089,507
Mid Cap Index Trust	10,934,995	10,906,705
Mid Cap Stock Trust	5,252,579	10,952,936
Mid Value Trust	4,741,038	8,747,599
Money Market Trust B	159,184,579	157,346,046
Natural Resources Trust	10,561,843	11,904,867
Optimized All Cap Trust	3,448,380	8,272,553
Optimized Value Trust	109,478	540,523
Overseas Equity Trust	1,381,929	44,176,595
Pacific Rim Trust	415,648	4,096,996
Real Estate Securities Trust	12,973,913	13,568,920
Real Return Bond Trust	10,735,387	9,264,674
Science & Technology Trust	2,607,437	1,069,630
Short Term Government Income Trust	33,048,621	4,295,509
Short-Term Bond Trust	3,091,085	30,130,335
Small Cap Growth Trust	5,258,006	9,796,008
Small Cap Index Trust	2,802,388	3,145,882
Small Cap Opportunities Trust	11,845,975	8,220,811
Small Cap Value Trust	12,149,026	18,160,880
Small Company Value Trust	1,642,909	2,894,639
Smaller Company Growth Trust	1,744,049	348,045
Strategic Bond Trust	1,927,692	5,225,500
Strategic Income Opportunities Trust	8,589,141	2,054,441

50

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Total Bond Market Trust B	$8,565,861	$8,408,053
Total Return Trust	60,118,793	46,842,678
Total Stock Market Index Trust	1,792,634	3,738,861
U.S. Government Securities Trust	574,474	2,456,140
U.S. High Yield Bond Trust	10,692,997	25,176,387
Utilities Trust	12,533,594	11,448,128
Value Trust	2,629,271	5,968,610
All Asset Portfolio	5,718,539	4,781,536
Brandes International Equity Trust	13,796,550	19,321,953
Business Opportunity Value Trust	6,646,093	10,382,941
Frontier Capital Appreciation Trust	16,806,350	22,888,598
Large Cap Growth Trust	7,677,500	11,924,206

	$742,402,304	$809,287,782

7.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC, who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risk charges, as described in Note 3, are paid to JHUSA.

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the separate account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHUSA believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

51

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Organizational Change

On December 31, 2009, John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), merged with and into JHUSA. As a result of the merger, JHVLICO ceased to exist and the companies’ property and obligations became the property and obligations of JHUSA.

10.	Subsequent Events

In accordance with the provision set forth in ASC 855 “Subsequent Events” (“ASC 855”) formerly known as FAS 165 “Subsequent Events”, Management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 31, 2011 and has determined that no events have occurred that require additional disclosure.

52

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	500 Index Trust B
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	18,200	20,463	21,981	21,785	22,550
Units issued	699	1,583	2,175	2,834	3,155
Units redeemed	(2,656)	(3,846)	(3,693)	(2,638)	(3,920)

Units, end of period (000’s)	16,243	18,200	20,463	21,981	21,785

Unit value, end of period $	22.06 to 24.18	19.33 to 21.05	15.39 to 16.66	24.66 to 26.53	21.08 to 25.20
Assets, end of period $ (000’s)	360,475	352,933	315,740	537,290	506,217
Investment income ratio*	1.73%	2.21%	2.17%	2.94%	1.14%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	14.14% to 14.85%	25.57% to 26.36%	(37.58%) to (37.19%)	4.60% to 5.25%	14.85% to 15.56%

	Sub-Account
	Active Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,416	1,672	2,146	2,378	3,392
Units issued	231	173	139	329	347
Units redeemed	(258)	(429)	(613)	(561)	(1,361)

Units, end of period (000’s)	1,389	1,416	1,672	2,146	2,378

Unit value, end of period $	25.99 to 57.02	22.96 to 50.05	18.50 to 40.09	20.79 to 44.78	17.72 to 43.05
Assets, end of period $ (000’s)	41,425	36,794	35,824	50,933	54,337
Investment income ratio*	7.68%	7.02%	5.19%	8.62%	2.88%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.21% to 13.91%	24.09% to 24.86%	(11.04%) to (10.48%)	3.39% to 4.03%	3.90% to 4.54%

53

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,627	1,423	684	675	507
Units issued	339	1,267	1,658	301	344
Units redeemed	(376)	(1,063)	(919)	(292)	(176)

Units, end of period (000’s)	1,590	1,627	1,423	684	675

Unit value, end of period $	13.10 to 13.58	11.70 to 12.05	9.70 to 9.93	11.65 to 11.84	10.85 to 10.97
Assets, end of period $ (000’s)	21,532	19,560	14,121	8,096	7,395
Investment income ratio*	6.79%	7.83%	6.21%	6.84%	5.15%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.01% to 12.71%	20.55% to 21.32%	(16.69%) to (16.17%)	7.33% to 8.00%	3.71% to 4.36%

	Sub-Account
	All Cap Core Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	11	4	5	5	15
Units issued	17	7	—	2	9
Units redeemed	(9)	—	(1)	(2)	(19)

Units, end of period (000’s)	19	11	4	5	5

Unit value, end of period $	11.31 to 11.71	10.06 to 10.36	7.87 to 8.05	13.12 to 13.34	12.85 to 12.98
Assets, end of period $ (000’s)	211	107	33	63	67
Investment income ratio*	1.48%	3.01%	1.78%	1.43%	1.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.39% to 13.09%	27.80% to 28.61%	(39.98%) to (39.60%)	2.07% to 2.70%	14.06% to 14.77%

54

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	All Cap Growth Trust
	Year Ended Dec. 31/10 (c)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	71	61	32	33	5
Units issued	2	30	31	15	41
Units redeemed	(73)	(20)	(2)	(16)	(13)

Units, end of period (000’s)	—	71	61	32	33

Unit value, end of period $	9.94 to 10.25	9.51 to 9.80	7.90 to 8.09	13.69 to 13.92	12.29 to 12.42
Assets, end of period $ (000’s)	—	691	487	447	410
Investment income ratio*	0.24%	0.79%	0.42%	0.15%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	4.42% to 4.64%	20.38% to 21.13%	(42.27%) to (41.91%)	11.38% to 12.08%	5.96% to 6.63%

(c)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 3, 2010.

	Sub-Account
	All Cap Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	628	550	312	325	29
Units issued	132	246	359	108	335
Units redeemed	(193)	(168)	(121)	(121)	(39)

Units, end of period (000’s)	567	628	550	312	325

Unit value, end of period $	14.16 to 14.67	12.03 to 12.38	9.56 to 9.78	13.51 to 13.74	12.51 to 12.64
Assets, end of period $ (000’s)	8,237	7,722	5,347	4,271	4,093
Investment income ratio*	0.44%	0.64%	1.25%	1.88%	0.91%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	17.76% to 18.50%	25.80% to 26.59%	(29.24%) to (28.80%)	8.00% to 8.68%	13.11% to 13.82%

55

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Alpha Opportunities Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	—	—
Units issued	2	1
Units redeemed	—	(1)

Units, end of period (000’s)	2	—

Unit value, end of period $	14.74 to 14.89	12.68 to 12.73
Assets, end of period $ (000’s)	32	—
Investment income ratio*	0.87%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.24% to 16.98%	26.79% to 27.31%

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	American Asset Allocation Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)
Units, beginning of period	63	—
Units issued	78	93
Units redeemed	(33)	(30)

Units, end of period (000’s)	108	63

Unit value, end of period $	10.06	8.98
Assets, end of period $ (000’s)	1,093	563
Investment income ratio*	3.40%	2.36%
Expense ratio lowest to highest**	0.00%	0.00%
Total return lowest to highest***	12.07%	23.61%

(t)	Fund available in prior year but no activity.

56

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American Blue Chip Income and Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	182	179	173	117	8
Units issued	29	49	40	82	150
Units redeemed	(37)	(46)	(34)	(26)	(41)

Units, end of period (000’s)	174	182	179	173	117

Unit value, end of period $	11.51 to 11.92	10.34 to 10.64	8.17 to 8.36	12.99 to 13.21	12.86 to 12.99
Assets, end of period $ (000’s)	2,070	1,934	1,495	2,283	1,519
Investment income ratio*	1.28%	1.74%	4.22%	3.06%	0.36%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.32% to 12.02%	26.55% to 27.32%	(37.11%) to (36.72%)	1.02% to 1.65%	16.27% to 16.99%

	Sub-Account
	American Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (t)
Units, beginning of period	251	221	194	25	—
Units issued	60	85	58	184	221
Units redeemed	(204)	(55)	(31)	(15)	(196)

Units, end of period (000’s)	107	251	221	194	25

Unit value, end of period $	11.54 to 11.92	10.95 to 11.24	9.82 to 10.02	10.95 to 11.10	10.70 to 10.78
Assets, end of period $ (000’s)	1,271	2,780	2,189	2,131	274
Investment income ratio*	1.46%	2.63%	9.78%	5.06%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.37% to 6.02%	11.51% to 12.21%	(10.28%) to (9.72%)	2.32% to 2.96%	5.90% to 6.57%

(t)	Fund available in prior year but no activity.

57

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American Fundamental Holdings Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	1	—
Units issued	1	1
Units redeemed	—	—

Units, end of period (000’s)	2	1

Unit value, end of period $	13.02 to 13.15	11.87 to 11.92
Assets, end of period $ (000’s)	25	7
Investment income ratio*	3.23%	2.58%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.67% to 10.36%	18.72% to 19.20%

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	American Global Diversification Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	3	—
Units issued	116	146
Units redeemed	(65)	(143)

Units, end of period (000’s)	54	3

Unit value, end of period $	14.03 to 14.18	12.54 to 12.59
Assets, end of period $ (000’s)	771	39
Investment income ratio*	4.35%	0.11%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.87% to 12.57%	25.42% to 25.94%

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

58

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	2,859	2,008	1,732	1,878	776
Units issued	1,047	2,023	996	1,718	1,384
Units redeemed	(1,176)	(1,172)	(720)	(1,864)	(282)

Units, end of period (000’s)	2,730	2,859	2,008	1,732	1,878

Unit value, end of period $	13.01 to 13.48	11.08 to 11.40	8.03 to 8.21	14.47 to 14.71	13.01 to 13.15
Assets, end of period $ (000’s)	36,695	32,514	16,441	25,432	24,649
Investment income ratio*	0.36%	0.27%	1.95%	1.18%	0.26%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	17.51% to 18.24%	38.01% to 38.87%	(44.55%) to (44.20%)	11.25% to 11.94%	9.11% to 9.80%

	Sub-Account
	American Growth-Income Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	699	332	310	221	185
Units issued	48	476	60	1,380	124
Units redeemed	(255)	(109)	(38)	(1,291)	(88)

Units, end of period (000’s)	492	699	332	310	221

Unit value, end of period $	11.46 to 11.87	10.38 to 10.69	7.99 to 8.17	12.98 to 13.20	12.48 to 12.61
Assets, end of period $ (000’s)	5,787	7,428	2,692	4,074	2,779
Investment income ratio*	0.94%	1.45%	2.22%	2.03%	1.02%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.36% to 11.06%	29.98% to 30.79%	(38.46%) to (38.08%)	4.00% to 4.64%	14.08% to 14.80%

59

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American International Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,923	1,874	976	830	341
Units issued	657	1,240	1,334	411	1,052
Units redeemed	(397)	(1,191)	(436)	(265)	(563)

Units, end of period (000’s)	2,183	1,923	1,874	976	830

Unit value, end of period $	14.92 to 15.45	14.04 to 14.46	9.91 to 10.14	17.31 to 17.60	14.56 to 14.72
Assets, end of period $ (000’s)	33,638	27,722	18,951	17,112	12,189
Investment income ratio*	1.70%	1.15%	5.51%	2.41%	0.69%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.22% to 6.88%	41.70% to 42.58%	(42.73%) to (42.37%)	18.84% to 19.58%	17.79% to 18.54%

	Sub-Account
	American New World Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	55	—
Units issued	301	68
Units redeemed	(76)	(13)

Units, end of period (000’s)	280	55

Unit value, end of period $	15.52 to 15.69	13.30 to 13.36
Assets, end of period $ (000’s)	4,382	729
Investment income ratio*	2.79%	1.45%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.69% to 17.43%	33.03% to 33.58%

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

60

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

Sub-Account
Balanced Trust
Year Ended Dec. 31/10 (t)
Units, beginning of period	—
Units issued	3
Units redeemed	(1)

Units, end of period (000’s)	2

Unit value, end of period $	13.28 to 13.41
Assets, end of period $ (000’s)	29
Investment income ratio*	1.28%
Expense ratio lowest to highest**	0.00% to 0.63%
Total return lowest to highest***	11.94% to 12.63%

(t)	Fund available in prior year but no activity.

	Sub-Account
	Blue Chip Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	3,853	4,206	4,372	4,525	4,906
Units issued	376	294	369	1,451	417
Units redeemed	(529)	(647)	(535)	(1,604)	(798)

Units, end of period (000’s)	3,700	3,853	4,206	4,372	4,525

Unit value, end of period $	25.83 to 65.97	22.36 to 56.75	15.74 to 39.69	27.55 to 69.05	16.49 to 61.21
Assets, end of period $ (000’s)	86,878	78,242	61,013	114,906	104,836
Investment income ratio*	0.09%	0.19%	0.39%	0.80%	0.25%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.53% to 16.25%	42.08% to 42.97%	(42.88%) to (42.52%)	12.11% to 12.81%	8.90% to 9.59%

61

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	3,821	4,419	4,795	4,688	4,493
Units issued	386	521	1,019	1,108	806
Units redeemed	(724)	(1,119)	(1,395)	(1,001)	(611)

Units, end of period (000’s)	3,483	3,821	4,419	4,795	4,688

Unit value, end of period $	26.69 to 29.30	25.67 to 28.01	20.62 to 22.36	34.49 to 37.17	32.13 to 34.84
Assets, end of period $ (000’s)	99,778	104,544	96,474	173,897	157,312
Investment income ratio*	3.27%	2.41%	3.28%	2.04%	1.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.96% to 4.61%	24.50% to 25.28%	(40.22%) to (39.84%)	7.34% to 8.01%	25.99% to 26.78%

	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	2,052	1,987	1,535	1,463	1,238
Units issued	496	662	809	449	344
Units redeemed	(828)	(597)	(357)	(377)	(119)

Units, end of period (000’s)	1,720	2,052	1,987	1,535	1,463

Unit value, end of period $	13.64 to 14.41	12.56 to 13.18	10.15 to 10.58	15.59 to 16.15	14.88 to 15.32
Assets, end of period $ (000’s)	24,713	27,001	20,983	24,734	22,358
Investment income ratio*	0.77%	0.85%	0.05%	0.71%	0.55%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.59% to 9.27%	23.80% to 24.59%	(34.89%) to (34.48%)	4.78% to 5.44%	13.18% to 13.89%

62

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	2,815	2,457	2,617	3,046	843
Units issued	629	881	814	378	3,499
Units redeemed	(578)	(523)	(974)	(807)	(1,296)

Units, end of period (000’s)	2,866	2,815	2,457	2,617	3,046

Unit value, end of period $	13.40 to 13.88	12.05 to 12.41	8.52 to 8.72	13.66 to 13.89	12.30 to 12.43
Assets, end of period $ (000’s)	39,435	34,648	21,273	36,165	37,751
Investment income ratio*	0.19%	0.33%	0.50%	0.37%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.19% to 11.88%	41.46% to 42.35%	(37.63%) to (37.24%)	11.00% to 11.70%	1.73% to 2.38%

	Sub-Account
	Capital Appreciation Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (x)
Units, beginning of period	163	3	—
Units issued	150	166	3
Units redeemed	(90)	(6)	—

Units, end of period (000’s)	223	163	3

Unit value, end of period $	10.79	9.47	7.27
Assets, end of period $ (000’s)	2,397	1,538	20
Investment income ratio*	1.87%	11.49%	1.49%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	13.91%	30.26%	(27.31%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

63

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

Sub-Account
Core Allocation Plus Trust
Year Ended Dec. 31/10 (t)
Units, beginning of period	—
Units issued	8
Units redeemed	—

Units, end of period (000’s)	8

Unit value, end of period $	9.58
Assets, end of period $ (000’s)	71
Investment income ratio*	1.86%
Expense ratio lowest to highest**	0.00%
Total return lowest to highest***	10.57%

(t)	Fund available in prior year but no activity.

Sub-Account
Core Diversified Growth & Income Trust
Year Ended Dec. 31/10 (t)
Units, beginning of period	—
Units issued	5
Units redeemed	—

Units, end of period (000’s)	5

Unit value, end of period $	13.41 to 13.55
Assets, end of period $ (000’s)	68
Investment income ratio*	7.50%
Expense ratio lowest to highest**	0.00% to 0.63%
Total return lowest to highest***	10.23% to 10.92%

(t)	Fund available in prior year but no activity.

64

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Core Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	792	329	261	114	39
Units issued	124	627	293	211	80
Units redeemed	(239)	(164)	(225)	(64)	(5)

Units, end of period (000’s)	677	792	329	261	114

Unit value, end of period $	13.11 to 13.58	12.31 to 12.67	11.26 to 11.53	10.97 to 11.15	10.37 to 10.48
Assets, end of period $ (000’s)	9,164	10,009	3,786	2,909	1,197
Investment income ratio*	2.45%	4.06%	5.45%	8.95%	2.20%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.51% to 7.17%	9.26% to 9.93%	2.71% to 3.36%	5.70% to 6.36%	3.10% to 3.76%

	Sub-Account
	Core Strategy Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)
Units, beginning of period	3	—
Units issued	67	11
Units redeemed	—	(8)

Units, end of period (000’s)	70	3

Unit value, end of period $	10.32	9.17
Assets, end of period $ (000’s)	723	25
Investment income ratio*	21.84%	2.94%
Expense ratio lowest to highest**	0.00%	0.00%
Total return lowest to highest***	12.57%	21.93%

(au)	Renamed on May 4, 2009. Previously known as Index Allocation Trust; available in prior year but no activity.

65

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Disciplined Diversification Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)
Units, beginning of period	149	—
Units issued	12	149
Units redeemed	(78)	—

Units, end of period (000’s)	83	149

Unit value, end of period $	10.42	9.19
Assets, end of period $ (000’s)	863	1,367
Investment income ratio*	0.96%	17.79%
Expense ratio lowest to highest**	0.00%	0.00%
Total return lowest to highest***	13.45%	27.27%

(t)	Fund available in prior year but no activity.

	Sub-Account
	Emerging Markets Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (s)
Units, beginning of period	1,302	978	336	—
Units issued	1,543	1,469	786	379
Units redeemed	(462)	(1,145)	(144)	(43)

Units, end of period (000’s)	2,383	1,302	978	336

Unit value, end of period $	13.97 to 14.29	11.42 to 11.61	5.71 to 5.77	11.94 to 11.99
Assets, end of period $ (000’s)	34,013	15,110	5,637	4,030
Investment income ratio*	1.61%	0.16%	4.09%	1.29%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	22.34% to 23.11%	100.12% to 101.36%	(52.23%) to (51.92%)	19.44% to 19.94%

(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

66

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Equity-Income Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	5,175	5,774	6,590	6,974	7,842
Units issued	823	693	863	1,122	1,191
Units redeemed	(1,234)	(1,292)	(1,679)	(1,506)	(2,059)

Units, end of period (000’s)	4,764	5,175	5,774	6,590	6,974

Unit value, end of period $	25.66 to 28.12	22.41 to 24.40	17.93 to 19.40	28.16 to 30.29	27.41 to 29.30
Assets, end of period $ (000’s)	130,000	122,774	109,191	194,992	199,726
Investment income ratio*	1.98%	2.22%	2.48%	2.94%	1.56%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	14.51% to 15.23%	24.97% to 25.75%	(36.34%) to (35.94%)	2.75% to 3.39%	18.31% to 19.05%

	Sub-Account
	Financial Services Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	257	189	167	123	130
Units issued	74	139	73	101	161
Units redeemed	(132)	(71)	(51)	(57)	(168)

Units, end of period (000’s)	199	257	189	167	123

Unit value, end of period $	10.29 to 18.72	9.23 to 16.68	6.56 to 11.79	11.93 to 21.29	12.87 to 22.83
Assets, end of period $ (000’s)	2,382	2,667	1,406	2,250	1,877
Investment income ratio*	0.31%	0.88%	1.00%	1.56%	0.37%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.50% to 12.22%	40.67% to 41.53%	(44.98%) to (44.63%)	(7.31%) to (6.73%)	22.39% to 23.16%

67

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Franklin Templeton Founding Allocation Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (x)
Units, beginning of period	164	1	—
Units issued	39	164	1
Units redeemed	(89)	(1)	—

Units, end of period (000’s)	114	164	1

Unit value, end of period $	9.89	8.93	6.79
Assets, end of period $ (000’s)	1,139	1,469	8
Investment income ratio*	2.42%	23.94%	8.35%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	10.71%	31.52%	(32.08%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,500	1,748	1,754	1,796	1,770
Units issued	474	415	388	649	425
Units redeemed	(674)	(663)	(394)	(691)	(399)

Units, end of period (000’s)	1,300	1,500	1,748	1,754	1,796

Unit value, end of period $	47.28 to 49.89	37.46 to 39.29	25.37 to 26.44	44.03 to 45.60	33.62 to 42.01
Assets, end of period $ (000’s)	56,174	50,797	40,217	69,656	64,001
Investment income ratio*	0.22%	0.04%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	26.21% to 27.00%	47.68% to 48.61%	(42.39%) to (42.03%)	11.22% to 11.92%	15.62% to 16.35%

68

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Fundamental Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	592	520	453	561	495
Units issued	70	283	329	197	433
Units redeemed	(124)	(211)	(262)	(305)	(367)

Units, end of period (000’s)	538	592	520	453	561

Unit value, end of period $	11.55 to 11.96	10.27 to 10.57	7.84 to 8.02	12.98 to 13.20	12.55 to 12.68
Assets, end of period $ (000’s)	6,404	6,227	4,158	5,959	7,114
Investment income ratio*	1.17%	1.03%	1.10%	1.66%	0.71%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.49% to 13.20%	31.01% to 31.83%	(39.64%) to (39.27%)	3.44% to 4.08%	13.83% to 14.55%

	Sub-Account
	Global Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,515	1,606	1,504	1,344	1,493
Units issued	430	512	590	1,115	356
Units redeemed	(502)	(603)	(488)	(955)	(505)

Units, end of period (000’s)	1,443	1,515	1,606	1,504	1,344

Unit value, end of period $	24.86 to 27.24	22.66 to 24.68	19.76 to 21.38	20.80 to 22.37	18.89 to 20.41
Assets, end of period $ (000’s)	37,594	35,797	32,860	32,352	26,025
Investment income ratio*	3.67%	12.70%	0.58%	7.41%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.71% to 10.40%	14.69% to 15.41%	(5.02%) to (4.42%)	8.93% to 9.61%	4.62% to 5.27%

69

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Global Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	141	144	154	95	33
Units issued	298	71	65	102	87
Units redeemed	(32)	(74)	(75)	(43)	(25)

Units, end of period (000’s)	407	141	144	154	95

Unit value, end of period $	11.38 to 11.79	10.62 to 10.94	8.13 to 8.32	13.52 to 13.75	13.43 to 13.57
Assets, end of period $ (000’s)	4,793	1,536	1,193	2,115	1,286
Investment income ratio*	2.31%	1.59%	2.30%	2.24%	1.33%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.15% to 7.82%	30.65% to 31.47%	(39.86%) to (39.49%)	0.69% to 1.32%	19.68% to 20.42%

	Sub-Account
	Health Sciences Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	484	368	397	406	397
Units issued	173	299	240	128	315
Units redeemed	(169)	(183)	(269)	(137)	(306)

Units, end of period (000’s)	488	484	368	397	406

Unit value, end of period $	17.40 to 18.48	15.12 to 15.96	11.54 to 12.10	16.55 to 17.26	14.15 to 14.66
Assets, end of period $ (000’s)	8,913	7,594	4,411	6,776	5,892
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.09% to 15.81%	31.02% to 31.84%	(30.30%) to (29.86%)	17.00% to 17.73%	7.77% to 8.44%

70

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	High Yield Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,577	1,202	1,333	1,556	1,554
Units issued	860	1,100	340	320	341
Units redeemed	(694)	(725)	(471)	(543)	(339)

Units, end of period (000’s)	1,743	1,577	1,202	1,333	1,556

Unit value, end of period $	14.92 to 16.15	13.20 to 14.20	8.60 to 9.19	12.27 to 13.03	12.14 to 12.82
Assets, end of period $ (000’s)	27,626	21,989	10,820	17,063	19,526
Investment income ratio*	48.58%	12.49%	9.40%	12.67%	6.47%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.03% to 13.75%	53.54% to 54.51%	(29.92%) to (29.48%)	1.02% to 1.64%	9.77% to 10.48%

	Sub-Account
	International Core Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)
Units, beginning of period	872	872	720	696	50
Units issued	173	292	209	62	808
Units redeemed	(320)	(292)	(57)	(38)	(162)

Units, end of period (000’s)	725	872	872	720	696

Unit value, end of period $	12.76 to 13.22	11.71 to 12.05	9.93 to 10.16	16.27 to 16.55	14.69 to 14.84
Assets, end of period $ (000’s)	9,561	10,500	8,851	11,891	10,325
Investment income ratio*	1.98%	2.40%	5.72%	2.30%	0.62%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.98% to 9.67%	17.89% to 18.62%	(38.96%) to (38.58%)	10.78% to 11.46%	24.04% to 24.81%

(h)	Renamed on May 1, 2006. Previously known as International Stock Trust.

71

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

Sub-Account
International Equity Index Trust A
Year Ended Dec. 31/10 (a)
Units, beginning of period	—
Units issued	679
Units redeemed	(200)

Units, end of period (000’s)	479

Unit value, end of period $	11.03 to 11.08
Assets, end of period $ (000’s)	5,309
Investment income ratio*	2.53%
Expense ratio lowest to highest**	0.00% to 0.63%
Total return lowest to highest***	10.30% to 10.76%

(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

	Sub-Account
	International Equity Index Trust B
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	5,494	6,401	5,181	4,427	3,842
Units issued	329	495	2,011	1,188	1,439
Units redeemed	(767)	(1,402)	(791)	(434)	(854)

Units, end of period (000’s)	5,056	5,494	6,401	5,181	4,427

Unit value, end of period $	23.07 to 41.02	20.83 to 36.81	15.10 to 26.52	27.32 to 47.69	21.17 to 41.18
Assets, end of period $ (000’s)	124,927	120,140	102,439	156,150	110,564
Investment income ratio*	2.55%	3.72%	3.01%	5.13%	0.75%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.74% to 11.43%	37.94% to 38.80%	(44.73%) to (44.38%)	15.10% to 15.82%	26.32% to 27.11%

72

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	International Opportunities Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	809	969	993	405	336
Units issued	245	244	542	707	418
Units redeemed	(252)	(404)	(566)	(119)	(349)

Units, end of period (000’s)	802	809	969	993	405

Unit value, end of period $	13.83 to 14.33	12.23 to 12.59	8.95 to 9.16	18.20 to 18.51	15.25 to 15.41
Assets, end of period $ (000’s)	11,456	10,154	8,853	18,343	6,233
Investment income ratio*	1.48%	1.08%	1.35%	2.56%	0.58%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.04% to 13.75%	36.65% to 37.49%	(50.82%) to (50.51%)	19.35% to 20.10%	23.20% to 23.96%

	Sub-Account
	International Small Company Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)
Units, beginning of period	672	—
Units issued	369	891
Units redeemed	(196)	(219)

Units, end of period (000’s)	845	672

Unit value, end of period $	11.98 to 12.07	9.83 to 9.84
Assets, end of period $ (000’s)	10,206	6,617
Investment income ratio*	3.14%	0.72%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	21.86% to 22.62%	(1.67%) to (1.59%)

(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

73

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	International Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	782	725	788	1,166	328
Units issued	4,154	236	257	311	1,078
Units redeemed	(661)	(179)	(320)	(689)	(240)

Units, end of period (000’s)	4,275	782	725	788	1,166

Unit value, end of period $	12.96 to 13.43	12.08 to 12.43	8.94 to 9.15	15.68 to 15.95	14.40 to 14.55
Assets, end of period $ (000’s)	56,878	9,642	6,583	12,506	16,930
Investment income ratio*	2.81%	2.62%	3.81%	3.95%	1.26%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.32% to 8.00%	35.10% to 35.94%	(43.00%) to (42.64%)	8.93% to 9.61%	28.79% to 29.61%

	Sub-Account
	Investment Quality Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	724	482	1,998	2,227	12
Units issued	546	525	167	217	2,236
Units redeemed	(543)	(283)	(1,683)	(446)	(21)

Units, end of period (000’s)	727	724	482	1,998	2,227

Unit value, end of period $	12.80 to 13.26	11.98 to 12.33	10.72 to 10.97	10.96 to 11.15	10.39 to 10.50
Assets, end of period $ (000’s)	9,557	8,883	5,268	21,995	23,171
Investment income ratio*	5.13%	5.25%	2.72%	9.22%	0.29%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.87% to 7.54%	11.74% to 12.43%	(2.23%) to (1.61%)	5.56% to 6.23%	3.00% to 3.64%

74

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Large Cap Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,823	2,234	2,272	2,114	2,164
Units issued	339	392	998	506	429
Units redeemed	(564)	(803)	(1,036)	(348)	(479)

Units, end of period (000’s)	1,598	1,823	2,234	2,272	2,114

Unit value, end of period $	25.74 to 28.27	21.05 to 22.97	15.42 to 16.72	30.40 to 32.76	22.61 to 26.76
Assets, end of period $ (000’s)	40,274	37,194	33,265	66,742	50,791
Investment income ratio*	0.38%	0.65%	0.02%	0.41%	0.59%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	22.30% to 23.06%	36.54% to 37.41%	(49.29%) to (48.97%)	21.67% to 22.43%	7.84% to 8.52%

(aw)	Renamed on November 16, 2009. Previously known as Turner Core Growth Trust.

	Sub-Account
	Large Cap Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	72	76	65	28	7
Units issued	166	28	51	64	103
Units redeemed	(80)	(32)	(40)	(27)	(82)

Units, end of period (000’s)	158	72	76	65	28

Unit value, end of period $	11.28 to 11.69	9.97 to 10.27	7.66 to 7.84	12.75 to 12.96	12.63 to 12.77
Assets, end of period $ (000’s)	1,830	724	587	840	356
Investment income ratio*	1.57%	1.92%	1.30%	1.07%	0.19%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.13% to 13.84%	30.20% to 31.02%	(39.93%) to (39.55%)	0.90% to 1.53%	13.67% to 14.38%

75

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Large Cap Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,226	1,096	1,275	926	1,956
Units issued	626	564	370	688	468
Units redeemed	(554)	(434)	(549)	(339)	(1,498)

Units, end of period (000’s)	1,298	1,226	1,096	1,275	926

Unit value, end of period $	10.57 to 10.95	9.67 to 9.96	8.79 to 9.00	13.80 to 14.03	13.30 to 13.43
Assets, end of period $ (000’s)	14,166	12,164	9,827	17,844	12,424
Investment income ratio*	1.27%	1.78%	1.57%	1.13%	0.66%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.28% to 9.97%	10.01% to 10.68%	(36.29%) to (35.89%)	3.80% to 4.45%	15.30% to 16.03%

	Sub-Account
	Lifestyle Aggressive Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (k)
Units, beginning of period	626	586	620	366	47
Units issued	120	192	242	318	430
Units redeemed	(175)	(152)	(276)	(64)	(111)

Units, end of period (000’s)	571	626	586	620	366

Unit value, end of period $	12.83 to 13.29	11.08 to 11.41	8.22 to 8.41	14.26 to 14.50	13.21 to 13.34
Assets, end of period $ (000’s)	7,522	7,090	4,888	8,952	4,869
Investment income ratio*	1.99%	1.16%	1.67%	9.62%	4.07%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.77% to 16.50%	34.84% to 35.70%	(42.36%) to (42.00%)	7.99% to 8.66%	14.76% to 15.48%

(k)	Renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

76

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (l)
Units, beginning of period	6,856	5,928	1,261	1,018	179
Units issued	630	2,424	5,219	512	1,040
Units redeemed	(1,844)	(1,496)	(552)	(269)	(201)

Units, end of period (000’s)	5,642	6,856	5,928	1,261	1,018

Unit value, end of period $	12.79 to 13.25	11.51 to 11.85	8.85 to 9.06	12.97 to 13.19	12.24 to 12.37
Assets, end of period $ (000’s)	73,814	80,535	53,175	16,569	12,569
Investment income ratio*	2.69%	5.11%	8.77%	7.41%	4.53%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.09% to 11.78%	30.08% to 30.89%	(31.76%) to (31.33%)	5.94% to 6.60%	12.09% to 12.80%

(l)	Renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust.

	Sub-Account
	Lifestyle Conservative Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (o)
Units, beginning of period	326	287	178	149	74
Units issued	215	149	161	38	128
Units redeemed	(173)	(110)	(52)	(9)	(53)

Units, end of period (000’s)	368	326	287	178	149

Unit value, end of period $	12.81 to 13.27	11.80 to 12.15	9.76 to 9.99	11.62 to 11.81	11.09 to 11.21
Assets, end of period $ (000’s)	4,879	3,959	2,870	2,098	1,673
Investment income ratio*	2.64%	5.74%	5.18%	8.26%	4.54%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.57% to 9.25%	20.87% to 21.63%	(15.95%) to (15.43%)	4.69% to 5.35%	7.77% to 8.44%

(o)	Renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.

77

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (m)
Units, beginning of period	3,875	3,823	3,544	2,409	882
Units issued	412	553	918	1,298	1,757
Units redeemed	(832)	(501)	(639)	(163)	(230)

Units, end of period (000’s)	3,455	3,875	3,823	3,544	2,409

Unit value, end of period $	12.70 to 13.16	11.31 to 11.64	8.53 to 8.73	13.53 to 13.76	12.66 to 12.79
Assets, end of period $ (000’s)	44,970	44,742	33,172	48,519	30,723
Investment income ratio*	2.29%	3.49%	2.73%	7.61%	5.11%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.35% to 13.04%	32.49% to 33.33%	(36.93%) to (36.54%)	6.88% to 7.55%	12.88% to 13.58%

(m)	Renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.

	Sub-Account
	Lifestyle Moderate Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	162	111	117	70	31
Units issued	159	69	165	101	93
Units redeemed	(88)	(18)	(171)	(54)	(54)

Units, end of period (000’s)	233	162	111	117	70

Unit value, end of period $	12.71 to 13.17	11.55 to 11.90	9.14 to 9.35	12.13 to 12.33	11.58 to 11.71
Assets, end of period $ (000’s)	3,061	1,922	1,034	1,434	816
Investment income ratio*	3.01%	6.46%	3.92%	8.11%	4.41%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.00% to 10.69%	26.39% to 27.18%	(24.64%) to (24.16%)	4.70% to 5.34%	9.80% to 10.49%

(n)	Renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.

78

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,277	1,251	823	1,265	390
Units issued	752	373	716	488	1,135
Units redeemed	(806)	(347)	(288)	(930)	(260)

Units, end of period (000’s)	1,223	1,277	1,251	823	1,265

Unit value, end of period $	15.61 to 16.48	12.46 to 13.07	9.17 to 9.56	14.50 to 15.02	13.57 to 13.97
Assets, end of period $ (000’s)	20,002	16,601	11,900	12,311	17,611
Investment income ratio*	1.17%	1.17%	1.32%	1.25%	0.52%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	25.27% to 26.06%	35.90% to 36.74%	(36.76%) to (36.36%)	6.88% to 7.55%	9.07% to 9.74%

	Sub-Account
	Mid Cap Stock Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,249	1,426	1,499	1,916	2,533
Units issued	168	308	814	1,694	1,308
Units redeemed	(386)	(485)	(887)	(2,111)	(1,925)

Units, end of period (000’s)	1,031	1,249	1,426	1,499	1,916

Unit value, end of period $	40.41 to 44.84	33.04 to 36.43	25.29 to 27.71	45.24 to 49.27	24.85 to 39.87
Assets, end of period $ (000’s)	36,028	34,766	30,506	58,057	58,595
Investment income ratio*	0.00%	0.00%	0.00%	0.01%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	22.31% to 23.07%	30.65% to 31.47%	(44.10%) to (43.75%)	22.82% to 23.59%	12.95% to 13.66%

79

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Mid Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,899	1,877	2,823	2,812	3,113
Units issued	181	726	357	534	907
Units redeemed	(406)	(704)	(1,303)	(523)	(1,208)

Units, end of period (000’s)	1,674	1,899	1,877	2,823	2,812

Unit value, end of period $	22.26 to 24.10	19.28 to 20.74	13.27 to 14.18	20.43 to 21.71	20.46 to 21.60
Assets, end of period $ (000’s)	39,553	38,650	26,216	60,378	59,849
Investment income ratio*	2.04%	0.68%	1.17%	2.23%	0.31%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.44% to 16.16%	45.36% to 46.27%	(35.08%) to (34.67%)	(0.12%) to 0.51%	19.60% to 20.34%

	Sub-Account
	Money Market Trust B
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	9,456	19,383	10,592	9,248	7,822
Units issued	9,920	8,888	20,320	16,249	13,898
Units redeemed	(9,858)	(18,815)	(11,529)	(14,905)	(12,472)

Units, end of period (000’s)	9,518	9,456	19,383	10,592	9,248

Unit value, end of period $	16.21 to 17.35	16.30 to 17.34	16.33 to 17.26	16.09 to 16.90	14.00 to 21.40
Assets, end of period $ (000’s)	156,122	154,284	357,522	172,545	147,013
Investment income ratio*	0.05%	0.51%	1.96%	4.71%	4.62%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.57%) to 0.03%	(0.15%) to 0.47%	1.48% to 2.12%	4.18% to 4.82%	4.06% to 4.70%

80

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Natural Resources Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,438	1,299	1,071	840	413
Units issued	563	724	616	537	760
Units redeemed	(674)	(585)	(388)	(306)	(333)

Units, end of period (000’s)	1,327	1,438	1,299	1,071	840

Unit value, end of period $	20.42 to 21.16	17.83 to 18.36	11.27 to 11.53	23.43 to 23.82	16.74 to 16.92
Assets, end of period $ (000’s)	27,940	26,305	14,921	25,437	14,189
Investment income ratio*	0.73%	1.20%	0.70%	1.21%	0.51%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	14.53% to 15.25%	58.23% to 59.23%	(51.90%) to (51.60%)	39.93% to 40.81%	21.55% to 22.32%

	Sub-Account
	Optimized All Cap Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	4,967	5,689	22	18	4
Units issued	282	408	6,603	6	15
Units redeemed	(790)	(1,130)	(936)	(2)	(1)

Units, end of period (000’s)	4,459	4,967	5,689	22	18

Unit value, end of period $	11.57 to 11.98	9.73 to 10.02	7.63 to 7.81	13.50 to 13.73	13.09 to 13.22
Assets, end of period $ (000’s)	52,533	49,112	43,929	308	236
Investment income ratio*	1.19%	1.42%	1.32%	1.30%	2.87%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.81% to 19.55%	27.56% to 28.35%	(43.48%) to (43.12%)	3.17% to 3.82%	14.52% to 15.24%

(ad)	Renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

81

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Optimized Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	140	158	148	28	6
Units issued	9	14	38	143	33
Units redeemed	(55)	(32)	(28)	(23)	(11)

Units, end of period (000’s)	94	140	158	148	28

Unit value, end of period $	10.37 to 10.74	9.19 to 9.46	7.42 to 7.60	12.69 to 12.91	13.47 to 13.61
Assets, end of period $ (000’s)	1,012	1,323	1,197	1,912	379
Investment income ratio*	1.69%	2.17%	2.67%	2.26%	0.10%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.79% to 13.51%	23.77% to 24.53%	(41.51%) to (41.15%)	(5.75%) to (5.17%)	20.62% to 21.36%

(ae)	Renamed on April 28, 2008. Previously known as Quantitative Value Trust.

	Sub-Account
	Overseas Equity Trust
	Year Ended Dec. 31/10 (d)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	2,786	3,075	3,414	4,030	4,748
Units issued	73	308	279	406	615
Units redeemed	(2,859)	(597)	(618)	(1,022)	(1,333)

Units, end of period (000’s)	—	2,786	3,075	3,414	4,030

Unit value, end of period $	14.75 to 16.09	14.92 to 16.25	11.48 to 12.42	19.93 to 21.43	17.82 to 19.04
Assets, end of period $ (000’s)	—	43,442	36,716	70,615	74,331
Investment income ratio*	0.63%	2.17%	2.00%	2.34%	0.89%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(1.19%) to (0.99%)	30.02% to 30.83%	(42.41%) to (42.05%)	11.83% to 12.53%	19.02% to 19.76%

(d)	Terminated as an investment option and funds transferred to International Value Trust on May 3, 2010.

82

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Pacific Rim Trust
	Year Ended Dec. 31/10 (e)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	299	371	326	403	351
Units issued	32	231	201	90	455
Units redeemed	(331)	(303)	(156)	(167)	(403)

Units, end of period (000’s)	—	299	371	326	403

Unit value, end of period $	12.11 to 12.50	11.88 to 12.23	9.04 to 9.25	15.14 to 15.40	13.95 to 14.10
Assets, end of period $ (000’s)	—	3,630	3,405	4,999	5,664
Investment income ratio*	0.46%	1.10%	1.65%	1.77%	0.98%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.98% to 2.19%	31.35% to 32.20%	(40.30%) to (39.92%)	8.51% to 9.19%	10.53% to 11.22%

(e)	Terminated as an investment option and funds transferred to International Equity Index A Trust on May 3, 2010.

	Sub-Account
	Real Estate Securities Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,284	1,452	1,522	1,757	1,698
Units issued	272	322	335	353	442
Units redeemed	(341)	(490)	(405)	(588)	(383)

Units, end of period (000’s)	1,215	1,284	1,452	1,522	1,757

Unit value, end of period $	47.60 to 82.05	37.07 to 63.50	28.64 to 48.75	47.55 to 80.44	38.95 to 95.27
Assets, end of period $ (000’s)	50,397	40,631	35,570	63,096	89,306
Investment income ratio*	1.96%	3.54%	3.35%	2.67%	1.73%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	28.39% to 29.20%	29.45% to 30.26%	(39.77%) to (39.39%)	(16.09%) to (15.56%)	37.31% to 38.17%

83

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Real Return Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	987	880	1,863	2,303	375
Units issued	754	757	1,225	223	2,160
Units redeemed	(744)	(650)	(2,208)	(663)	(232)

Units, end of period (000’s)	997	987	880	1,863	2,303

Unit value, end of period $	12.41 to 12.85	11.47 to 11.81	9.66 to 9.88	10.96 to 11.14	9.90 to 10.01
Assets, end of period $ (000’s)	12,772	11,643	8,685	20,481	22,847
Investment income ratio*	11.44%	9.49%	0.54%	7.03%	0.82%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.12% to 8.82%	18.80% to 19.54%	(11.85%) to (11.30%)	10.66% to 11.36%	(0.20%) to 0.43%

	Sub-Account
	Science & Technology Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	206	93	88	15	9
Units issued	188	313	131	111	15
Units redeemed	(74)	(200)	(126)	(38)	(9)

Units, end of period (000’s)	320	206	93	88	15

Unit value, end of period $	15.68 to 16.24	12.65 to 13.02	7.73 to 7.91	14.00 to 14.24	11.78 to 11.90
Assets, end of period $ (000’s)	5,132	2,669	729	1,248	184
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	23.92% to 24.69%	63.55% to 64.57%	(44.77%) to (44.42%)	18.88% to 19.62%	4.95% to 5.60%

84

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Short-Term Bond Trust
	Year Ended Dec. 31/10 (f)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,553	1,709	7,634	9,504	3,721
Units issued	146	809	491	1,396	7,205
Units redeemed	(1,699)	(965)	(6,416)	(3,266)	(1,422)

Units, end of period (000’s)	—	1,553	1,709	7,634	9,504

Unit value, end of period $	17.37 to 19.20	16.69 to 18.41	14.09 to 15.45	17.49 to 19.05	15.59 to 18.45
Assets, end of period $ (000’s)	—	26,439	24,454	134,030	163,391
Investment income ratio*	1.91%	5.15%	2.22%	9.59%	2.13%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	4.06% to 4.27%	18.47% to 19.21%	(19.43%) to (18.92%)	2.61% to 3.25%	3.88% to 4.55%

(f)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

Sub-Account
Short Term Government Income Trust
Year Ended Dec. 31/10 (a)
Units, beginning of period	—
Units issued	3,247
Units redeemed	(421)

Units, end of period (000’s)	2,826

Unit value, end of period $	10.15 to 10.19
Assets, end of period $ (000’s)	28,770
Investment income ratio*	1.66%
Expense ratio lowest to highest**	0.00% to 0.63%
Total return lowest to highest***	1.49% to 1.91%

(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

85

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	2,809	3,103	3,326	3,777	4,950
Units issued	323	325	500	538	806
Units redeemed	(602)	(619)	(723)	(989)	(1,979)

Units, end of period (000’s)	2,530	2,809	3,103	3,326	3,777

Unit value, end of period $	17.74 to 19.45	14.62 to 15.92	10.94 to 11.84	18.21 to 19.59	15.99 to 17.19
Assets, end of period $ (000’s)	47,104	42,830	35,288	62,782	62,682
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	21.38% to 22.14%	33.63% to 34.46%	(39.92%) to (39.54%)	13.27% to 13.98%	12.75% to 13.47%

	Sub-Account
	Small Cap Index Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,376	1,550	1,486	1,761	1,123
Units issued	253	222	294	456	982
Units redeemed	(289)	(396)	(230)	(731)	(344)

Units, end of period (000’s)	1,340	1,376	1,550	1,486	1,761

Unit value, end of period $	10.72 to 16.10	8.53 to 12.74	6.77 to 10.05	10.28 to 15.16	10.15 to 15.48
Assets, end of period $ (000’s)	16,575	13,420	12,171	17,562	20,451
Investment income ratio*	0.56%	0.91%	1.42%	1.63%	0.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	25.64% to 26.43%	25.92% to 26.70%	(34.12%) to (33.70%)	(2.68%) to (2.07%)	16.89% to 17.64%

86

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	688	121	106	121	39
Units issued	1,164	724	35	18	140
Units redeemed	(883)	(157)	(20)	(33)	(58)

Units, end of period (000’s)	969	688	121	106	121

Unit value, end of period $	11.53 to 11.94	8.94 to 9.21	6.72 to 6.87	11.68 to 11.87	12.72 to 12.85
Assets, end of period $ (000’s)	11,507	6,321	832	1,251	1,558
Investment income ratio*	0.00%	0.00%	2.64%	1.99%	0.72%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	28.91% to 29.71%	33.19% to 34.03%	(42.50%) to (42.13%)	(8.18%) to (7.60%)	9.78% to 10.47%

	Sub-Account
	Small Cap Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	3,034	3,523	4,249	4,317	4,842
Units issued	482	713	700	964	1,393
Units redeemed	(769)	(1,202)	(1,426)	(1,032)	(1,918)

Units, end of period (000’s)	2,747	3,034	3,523	4,249	4,317

Unit value, end of period $	24.30 to 41.32	19.38 to 32.75	15.14 to 25.43	20.61 to 34.40	21.36 to 35.44
Assets, end of period $ (000’s)	76,958	66,941	60,239	98,890	105,213
Investment income ratio*	0.42%	0.68%	1.27%	1.01%	0.10%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	25.36% to 26.15%	27.98% to 28.79%	(26.53%) to (26.07%)	(3.52%) to (2.92%)	18.58% to 19.32%

87

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Small Company Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	468	309	254	234	209
Units issued	124	292	300	208	183
Units redeemed	(223)	(133)	(245)	(188)	(158)

Units, end of period (000’s)	369	468	309	254	234

Unit value, end of period $	14.48 to 15.00	12.00 to 12.36	9.45 to 9.67	13.03 to 13.25	13.27 to 13.41
Assets, end of period $ (000’s)	5,509	5,771	2,979	3,359	3,134
Investment income ratio*	1.37%	0.43%	0.76%	0.20%	0.11%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	20.63% to 21.39%	27.02% to 27.82%	(27.49%) to (27.05%)	(1.75%) to (1.14%)	14.79% to 15.50%

	Sub-Account
	Smaller Company Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)
Units, beginning of period	36	—
Units issued	143	62
Units redeemed	(31)	(26)

Units, end of period (000’s)	148	36

Unit value, end of period $	13.07 to 13.16	10.51 to 10.52
Assets, end of period $ (000’s)	1,954	386
Investment income ratio*	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	24.34% to 25.12%	5.14% to 5.22%

(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

88

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Strategic Bond Trust
	Year Ended Dec. 31/10 (g)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	287	292	368	627	244
Units issued	132	176	214	276	708
Units redeemed	(419)	(181)	(290)	(535)	(325)

Units, end of period (000’s)	—	287	292	368	627

Unit value, end of period $	12.34 to 12.78	11.06 to 11.39	9.02 to 9.23	10.81 to 10.99	10.87 to 10.99
Assets, end of period $ (000’s)	—	3,246	2,683	4,035	6,880
Investment income ratio*	10.13%	7.41%	8.14%	8.48%	4.75%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.63% to 12.21%	22.66% to 23.45%	(16.59%) to (16.07%)	(0.59%) to 0.02%	6.37% to 7.05%

(g)	Terminated as an investment option and funds transferred to Strategic Income Opportunities Trust on November 8, 2010.

	Sub-Account
	Strategic Income Opportunities Trust
	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	114	64	25	29	8
Units issued	546	79	47	18	24
Units redeemed	(144)	(29)	(8)	(22)	(3)

Units, end of period (000’s)	516	114	64	25	29

Unit value, end of period $	14.68 to 15.22	12.75 to 13.13	10.12 to 10.36	11.14 to 11.33	10.59 to 10.70
Assets, end of period $ (000’s)	7,801	1,489	663	283	306
Investment income ratio*	21.94%	9.22%	15.01%	2.06%	5.14%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.18% to 15.91%	25.99% to 26.78%	(9.14%) to (8.57%)	5.17% to 5.85%	3.41% to 4.08%

(b)	Renamed on May 3, 2010. Previously known as Strategic Income Trust.

89

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/06
Units, beginning of period	2,331	2,495	2,774	2,694	3,178
Units issued	333	504	451	596	973
Units redeemed	(422)	(668)	(730)	(516)	(1,457)

Units, end of period (000’s)	2,242	2,331	2,495	2,774	2,694

Unit value, end of period $	18.84 to 20.39	17.80 to 19.14	16.85 to 18.01	16.03 to 17.03	15.06 to 15.89
Assets, end of period $ (000’s)	44,996	43,935	44,368	46,641	42,252
Investment income ratio*	4.33%	4.98%	5.13%	10.07%	3.65%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.83% to 6.49%	5.63% to 6.29%	5.13% to 5.79%	6.45% to 7.13%	3.42% to 4.07%

(j)	Renamed on October 1, 2007. Previously known as Bond Index Trust B.

	Sub-Account
	Total Return Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	6,957	6,028	8,605	8,552	2,521
Units issued	3,692	3,716	2,153	1,296	6,374
Units redeemed	(3,110)	(2,787)	(4,730)	(1,243)	(343)

Units, end of period (000’s)	7,539	6,957	6,028	8,605	8,552

Unit value, end of period $	14.83 to 15.57	13.87 to 14.46	12.27 to 12.71	12.02 to 12.37	11.13 to 11.39
Assets, end of period $ (000’s)	117,041	100,285	76,496	105,376	96,448
Investment income ratio*	2.46%	4.34%	3.93%	7.79%	2.05%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.99% to 7.66%	12.99% to 13.71%	2.11% to 2.76%	7.94% to 8.61%	3.01% to 3.67%

90

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,380	1,522	1,607	1,811	2,140
Units issued	91	312	229	234	232
Units redeemed	(246)	(454)	(314)	(438)	(561)

Units, end of period (000’s)	1,225	1,380	1,522	1,607	1,811

Unit value, end of period $	13.24 to 46.23	11.36 to 39.42	8.87 to 30.58	14.20 to 48.65	13.28 to 46.25
Assets, end of period $ (000’s)	21,544	20,572	17,810	31,072	33,489
Investment income ratio*	1.39%	1.58%	1.67%	2.24%	1.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.53% to 17.26%	28.12% to 28.93%	(37.54%) to (37.15%)	4.54% to 5.19%	14.61% to 15.33%

	Sub-Account
	U.S. Government Securities Trust
	Year Ended Dec. 31/10 (ay)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	155	117	109	26	6
Units issued	40	152	63	88	47
Units redeemed	(195)	(114)	(55)	(5)	(27)

Units, end of period (000’s)	—	155	117	109	26

Unit value, end of period $	11.55 to 13.83	11.30 to 13.51	10.48 to 12.45	10.70 to 12.64	10.43 to 12.24
Assets, end of period $ (000’s)	—	1,928	1,301	1,229	285
Investment income ratio*	1.05%	3.40%	4.10%	9.21%	4.13%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.18% to 2.39%	7.81% to 8.49%	(2.05%) to (1.44%)	2.62% to 3.25%	3.74% to 4.39%

(ay)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

91

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	U.S. High Yield Bond Trust
	Year Ended Dec. 31/10 (az)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,414	1,316	59	41	27
Units issued	343	2,144	1,374	59	20
Units redeemed	(1,757)	(2,046)	(117)	(41)	(6)

Units, end of period (000’s)	—	1,414	1,316	59	41

Unit value, end of period $	14.52 to 15.02	13.25 to 13.65	9.10 to 9.31	11.57 to 11.76	11.30 to 11.42
Assets, end of period $ (000’s)	—	19,277	12,239	696	468
Investment income ratio*	30.42%	8.50%	12.28%	10.90%	5.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.51% to 10.08%	45.72% to 46.65%	(21.35%) to (20.85%)	2.36% to 3.00%	8.94% to 9.60%

(az)	Terminated as an investment option and funds transferred to High Yield Trust on November 8, 2010.

	Sub-Account
	Utilities Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	918	817	989	297	171
Units issued	756	287	989	930	271
Units redeemed	(715)	(186)	(1,161)	(238)	(145)

Units, end of period (000’s)	959	918	817	989	297

Unit value, end of period $	17.47 to 18.10	15.42 to 15.88	11.62 to 11.89	19.01 to 19.33	15.01 to 15.17
Assets, end of period $ (000’s)	17,302	14,518	9,689	19,063	4,488
Investment income ratio*	2.95%	4.94%	2.69%	2.93%	1.51%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.29% to 14.00%	32.76% to 33.58%	(38.88%) to (38.50%)	26.64% to 27.43%	30.25% to 31.06%

92

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	940	597	403	211	109
Units issued	188	861	337	306	225
Units redeemed	(470)	(518)	(143)	(114)	(123)

Units, end of period (000’s)	658	940	597	403	211

Unit value, end of period $	14.84 to 15.37	12.21 to 12.57	8.70 to 8.90	14.80 to 15.05	13.76 to 13.90
Assets, end of period $ (000’s)	10,090	11,787	5,302	6,052	2,928
Investment income ratio*	1.07%	1.71%	1.28%	1.57%	0.39%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	21.56% to 22.30%	40.31% to 41.19%	(41.21%) to (40.84%)	7.60% to 8.26%	20.28% to 21.03%

93

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
(**)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.
(***)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

94

Prospectus dated May 2, 2011

for interests in

Separate Account S

Interests are made available under

MAJESTIC VARIABLE ESTATE PROTECTION 98

a flexible premium variable universal survivorship life insurance policy

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

The policy provides fixed account options with fixed rates of return declared by John Hancock USA and the following investment accounts:

500 Index B
Active Bond
All Cap Core
All Cap Value
Alpha Opportunities
American Asset Allocation
American Blue Chip Income and Growth
American Bond
American Fundamental Holdings
American Global Diversification
American Global Growth
American Global Small Capitalization
American Growth
American Growth-Income
American High-Income Bond
American International
American New World
Balanced
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Allocation Plus
Core Bond
Core Diversified Growth & Income
Core Strategy
Disciplined Diversification
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental Value
Global
Global Bond
Health Sciences
High Yield
International Core
International Equity Index A
International Equity Index B
International Opportunities
International Small Company
International Value
Investment Quality Bond
Large Cap
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Natural Resources
Optimized All Cap
Optimized Value
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Smaller Company Growth
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
Utilities
Value
M Business Opportunity Value
M Capital Appreciation
M International Equity
M Large Cap Growth

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

  The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
  Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
  Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
  Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock USA and the Separate Account, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you should review the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.
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SUMMARY OF BENEFITS AND RISKS

The nature of the policy

This is a so-called “survivorship” policy that provides coverage on two insured persons. The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary upon the death of the last surviving insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured persons. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

  Option A - The death benefit will equal the greater of (1) the Total Sum Insured  plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described under “The minimum insurance amount” provision in the Detailed Information section of this prospectus).
  Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target Premium. This is called your “surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:

  the amount you invested,
  plus or minus the investment experience of the investment options you’ve chosen, minus all charges we deduct, and
  minus all withdrawals you have made.

If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Each withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the account value or the Total Sum Insured below certain minimum amounts.

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Policy loans

You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy’s account value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account S (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment options you’ve chosen has been poor or because of a combination of both factors. You’ll be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the series funds.

Transfer risk

There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account options are more restrictive than those that apply to transfers out of investment accounts.

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

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Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7-pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For

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these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

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FEE TABLES

This section contains the tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, we cannot assess a charge that is greater than the single charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium or withdraw account value. We reserve the right to increase the premium tax and the DAC tax charges beyond the levels indicated on the Transaction Fees table in order to correspond with changes in state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy. Currently, state premium tax levels range from 0-3.5%.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum sales charge	Upon payment of premium	30% of Target Premiums paid in policy year 1
15% of Target Premiums paid in policy years 2-5
10% of Target Premiums paid in policy years 6-10
4% of Target Premiums paid in policy years 11-20
3% of Target Premiums paid in policy years 21 and thereafter
3.5% of any premiums paid in excess of Target Premiums in policy years 2-10
3% of any premiums paid in excess of Target Premiums in policy year 11 and thereafter(1)
Premium tax charge	Upon payment of premium	2.35% of each premium paid
DAC tax charge	Upon payment of premium	1.25% of each premium paid
Premium processing charge	Upon payment of premium	1.25% of each premium paid(2)
Maximum partial withdrawal charge	Upon making a partial withdrawal	Lesser of 2% of withdrawal amount or $20
(1)	The current charges differ from those shown above as follows: 3% of Target Premiums paid in policy years 11-20, 0% of Target Premiums paid in policy years 21 and thereafter, and 0% of any premiums paid in excess of Target Premiums in policy years 21 and thereafter. If the younger insured is 71 or older when the policy is issued, there will be no sales charges after policy year 11. If premium received in policy year 1 is less than the Target, then premium received in policy year 2 will be treated as if received in policy year 1 until the sum of premiums received in policy years 1 and 2 equal the policy year 1 Target Premium. The “Target Premium” for each policy year is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.
(2)	For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.
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The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the M&E charge, the policy loan interest rate and the Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Insurance charge(1)
Minimum charge	Monthly	$0.0001 per $1,000 of AAR	$0.0001 per $1,000 of AAR
Maximum charge	Monthly	$83.20 per $1,000 of AAR	$83.20 per $1,000 of AAR
Charge for representative insured persons	Monthly	$0.003 per $1,000 of AAR	$0.003 per $1,000 of AAR
Issue charge	Monthly	$55.55 only during policy years 1-5 plus 2¢ per $1,000 of Total Sum Insured at issue only during policy years 1-3(2)	$55.55 only during policy years 1-5 plus 2¢ per $1,000 of Total Sum Insured at issue only during policy years 1-3(2)
Administrative charge	Monthly	$10 in all policy years plus 3¢ per $1,000 of Total Sum Insured at issue in all policy years	$7.50 in all policy years plus 1¢ per $1,000 of Total Sum Insured at issue in policy years 1-10(3)
Guaranteed minimum death benefit charge(4)	Monthly, starting in policy year 11	3¢ per $1,000 of Basic Sum Insured at issue	1¢ per $1,000 of Basic Sum Insured at issue
M&E charge(5)	Daily from separate account assets	.002% of assets	.001% of assets
Maximum policy loan interest rate(6)	Accrues daily, payable annually	5.00%	5.00%
(1)	The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The “minimum” rate shown in the table is the rate in the first policy year for a $1,000,000 policy issued to cover two 25 year old female preferred non-tobacco underwriting risks. The “maximum” rate shown in the table is for a $100,000 policy issued to cover two 99 year old male substandard tobacco underwriting risks. This includes the so-called “extra mortality charge.” The “representative insured persons” referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock USA representative.
(2)	The second part of this charge is guaranteed not to exceed $200.
(3)	For policies with a Total Sum Insured of $5 million or more, the first part of this charge is currently $0.
(4)	This charge only applies if the guaranteed minimum death benefit feature is elected to extend beyond the tenth policy year.
(5)	This charge only applies to separate account assets (i.e., those assets invested in the variable investment options). The charge does not apply to any fixed investment option.The effective annual rate equivalents of the actual unrounded daily rates charged are .60% on a guaranteed basis and .35% on a current basis.
(6)	5.00% is the maximum effective annual interest rate we can charge and applies only during policy years 1-20. The effective annual interest rate is 4.00% for policy year 21 and thereafter (although we reserve the right to increase the rate after the twentieth policy year to as much as 4.50%). The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.00%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.
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Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Enhanced Cash Value Rider	Upon payment of premium	2% of premiums paid in the first two policy years until total charges equal 2% of year one’s Target Premiums
Policy Split Option Rider	Monthly	3¢ per $1,000 of current Total Sum Insured
Age 100 Waiver of Charges Rider(1)
Minimum charge	Monthly	$.10 per $1,000 of AAR
Maximum charge	Monthly	$2.00 per $1,000 of AAR
Charge for representative insured person	Monthly	$.10 per $1,000 of AAR
(1)	The charge for this rider is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable rate. The rate varies by the attained age of the insured person. The “minimum” rate shown in the table is for an 80 year old because the charge is not deducted until the insured person reaches age 80. The “maximum” rate shown in the table is for a 99 year old. The “representative insured person” referred to in the table is an 80 year old.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	2.90%

1Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 0.92%, respectively.

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Fundamental Holdings, American Global Diversification, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, American New World, and Core Diversified Growth & Income portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The M Business Opportunity Value, M Capital Appreciation, M International Equity, and M Large Cap Growth portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

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The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.
All Cap Core	QS Investors, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.
American Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Bond Fund, a series of the American Funds Insurance Series. The master fund invests at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and invests up to 35% of its assets in debt securities rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations (“NRSROs”), or unrated but determined to be of equivalent quality (so called “junk bonds”). The master fund may invest in debt securities of issuers domiciled outside the U.S. and may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks.

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Portfolio	Portfolio Manager	Investment Objective
American Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying funds of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund and International Fund.
American Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio invests a significant portion of its assets in securities, which include securities held by the underlying funds, that are located outside the U.S. The portfolio operates as a fund of funds and currently invests primarily in five underlying funds of the American Funds Insurance Series: Bond Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund and New World Fund.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.
American Global Small Capitalization	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Small Capitalization Fund, a series of the American Funds Insurance Series. Under normal market conditions, the master fund invests primarily in stocks of smaller companies located around the world. Normally, the master fund invests at least 80% of its net assets in growth-oriented common stocks and other equity securities.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American High-Income Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide a high level of current income and, secondarily, capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the High-Income Bond Fund, a series of the American Funds Insurance Series. The master fund invests primarily in higher yielding and generally lower quality debt securities rated Ba1 or below or BB+ or below by NRSROs or unrated but determined to be of equivalent quality, including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The portfolio may also invest a portion of its assets in securities of issuers domiciled outside the U.S.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The master fund may invest a portion of its assets in common stocks and other securities of companies in emerging market countries.
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Portfolio	Portfolio Manager	Investment Objective
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.
Balanced	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed-income securities, including investment-grade and below investment-grade debt securities (commonly known as “junk bonds”) with maturities that range from short to longer term, as well as cash.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio allocates its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Inc.	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Diversified Growth & Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital and income. The portfolio invests in other funds and other investment companies as well as other types of investments. Under normal market conditions, the portfolio generally invests between 65% and 75% of its assets in equity securities, which include securities held by the underlying funds, and between 25% and 35% of its assets in fixed-income securities, which include securities held by the underlying funds.
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Portfolio	Portfolio Manager	Investment Objective
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
Target AllocationRange of Allocation
Equity Securities: 70%65% – 75%
Fixed-Income Securities: 30%25% – 35%
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
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Portfolio	Portfolio Manager	Investment Objective
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s:Ba through C
S&P’s:BB through D
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets. The portfolio invests at least 85% of its net assets in non-U.S. equity securities.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*
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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
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Portfolio	Portfolio Manager	Investment Objective
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
Optimized All Cap	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, medium and small.
Optimized Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
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Portfolio	Portfolio Manager	Investment Objective
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
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Portfolio	Portfolio Manager	Investment Objective
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.
Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Index.*
M Business Opportunity Value (a series of M Fund, Inc.)	Iridian Asset Management LLC	To seek long-term capital appreciation through investment primarily in equity securities of U.S. issuers in the large-capitalization segment of the U.S. stock market.
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek maximum capital appreciation through investment in common stocks of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations consistent with the capitalizations of those companies found in the Russell 2500 Index.*
M International Equity (a series of M Fund, Inc.)	Brandes Investment Partners, L.P.	To seek long-term capital appreciation through investment in equity securities of foreign issuers, including common stocks, and securities that are convertible into common stocks.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek long-term capital appreciation through investment mainly in common stocks of U.S. companies that the portfolio manager believes have strong earnings-growth potential.

*“Wilshire 5000 Total Market Index®” is a trademark of Wilshire Associates. “MSCI All Country World Excluding U.S. Index” is a trademark of Morgan Stanley & Co. Incorporated.“Russell 1000,®” “Russell 2000,®” “Russell 2500,TM”“Russell 1000 Value,®” “Russell 3000,®” “Russell Midcap,®” and “Russell Midcap Value®” are trademarks of Frank Russell Company. “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 28, 2011 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $466 million to $275.1 billion
Russell 1000 Index — $221 million to $425.9 billion
Russell 1000 Value Index — $221 million to $425.9 billion
Russell 2000 Index — maximum of $6.2 billion
Russell 2500 Index — maximum of $11 billion (as of March 31, 2011)
Russell 3000 Index — $5 million to $425.9 billion
Russell Midcap Index — $221 million to $22.3 billion
Russell Midcap Value Index — $310 million to $19 billion
S&P MidCap 400 Index — $703 million to $9.9 billion
S&P SmallCap 600 Index — maximum of $3.7 billion
Wilshire 5000 Total Market Index — less than $1 million to $431 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

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If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for policy owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock USA

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account S, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account S (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer

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and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

We are a stock life insurance company and are currently licensed in the District of Columbia and all states of the United States, except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account S

The variable investment options shown on page 1 are in fact subaccounts of the Separate Account and initially established by JHVLICO under Massachusetts law. On December 31, 2009, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law (see “Description of John Hancock USA”).

The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed investment options

Our obligations under any fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer two fixed investment options — the standard fixed investment option and the enhanced yield fixed investment option. The effective annual rate we declare for either of these fixed investment options will never be less than 4%.

Because of exemptive and exclusionary provisions, interests in our fixed investment options have not been registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding the fixed investment options are, however, subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

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Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are “due” are referred to as “modal processing dates.” The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see “Lapse and reinstatement”).

Minimum premium payments

Each premium payment must be at least $50.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see “Tax considerations”). Also, we may refuse to accept any amount of an additional premium if:

  that amount of premium would increase our insurance risk exposure, and the insured persons don’t provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to our Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

  by wire or by exchange from another insurance company,
  via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your John Hancock USA representative or by contacting our Service Office.

Processing premium payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1) We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.

(2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

(3) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium

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payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

  The tax problem resolves itself prior to the date the refund is to be made; or
  The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Lapse and reinstatement

Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., “lapse”) for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy’s surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day “grace period” to make that payment. If you don’t pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., “reinstate”) it within 1 year from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit feature is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

Guaranteed minimum death benefit feature

This feature is available only if the insured persons meet certain underwriting requirements and only if you’ve elected death benefit Option A (see “The death benefit” below). The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

  any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see “The death benefit” below), and on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

The Guaranteed Minimum Death Benefit Premium (or “GMDB Premium”) is defined in the policy and one-twelfth of it is “due” on each monthly deduction date. The term monthly deduction date is defined under “Procedures for issuance of a policy.” On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

No GMDB Premium will ever be greater than the so-called “guideline premium” for the policy as defined in section 7702 of the Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see “The death benefit” below). The GMDB Premium varies from policy to policy based upon a number of factors, including each insured person’s issue age, insurance risk characteristics and (generally) gender.

If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don’t pay at least the required amount by the end of that period, the feature will lapse. The feature

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may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see “The death benefit” below). The guaranteed minimum death benefit feature will cease to apply on the policy anniversary nearest the 100th birthday of the younger insured person (whether or not such insured person is then alive). Also, the feature cannot be reinstated after that policy anniversary. However, the optional “Age 100 Waiver of Charges Rider,” if elected at the time of application for the policy and if still in effect at the time of that policy anniversary, will continue the guaranteed minimum death benefit feature beyond that policy anniversary.

If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the “Total Sum Insured.” Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under “Basic Sum Insured vs. Additional Sum Insured” below.

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

  Option A - The death benefit will equal the greater of (1) the Total Sum Insured  plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).
  Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

  First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.
  We will then subtract your Total Sum Insured.

Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke your election at any time, but there may be adverse tax consequences if you do. An “annual processing date” is the first business day of a policy year.

Limitations on payment of death benefit

If either insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals, unless otherwise provided by your policy.

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Also, if an application misstated the age or sex of either of the insured persons, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charges or as otherwise provided by your policy.

Basic Sum Insured vs. Additional Sum Insured

As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

For the same amount of premiums paid, the charges deducted from premiums and from the account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy’s surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

Generally, you will incur lower charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the policy’s Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see “Tax considerations”).

The minimum insurance amount

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law — the “guideline premium and cash value corridor test” and the “cash value accumulation test.” When you elect the death benefit option, you must also elect which test you wish to have applied. As indicated above, the guideline premium and cash value corridor test is not available if the optional extra death benefit feature is elected. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called “corridor factor” in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the “Required Additional Death Benefit Factor.”

As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the “7 pay” limit for the full 7 years (see “Tax considerations”). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

Requesting an increase in coverage

The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, we may approve an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the surviving insured

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persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see “Effective date of certain policy transactions” below.

Requesting a decrease in coverage

The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, we may approve a reduction in the Additional Sum Insured, but only if:

  the remaining Total Sum Insured will be at least $1,000,000, and the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

We may refuse any decrease in the Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see “Effective date of certain policy transactions” below.

Change of death benefit option

At any time, you may request to change your coverage from death benefit Option B to Option A. Our administrative systems do not currently permit any other change of death benefit option. Such changes may be permitted in the future, but that is not guaranteed.

Effective date of certain policy transactions

The following transactions take effect on the policy anniversary on or next following the date we approve the request.

  Total Sum Insured decreases
  Additional Sum Insured increases
  Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see “Change of death benefit option” above)

Tax consequences of coverage changes

Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person’s lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including those listed below.

  Option 1 - Proceeds left with us to accumulate with interest
  Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out
  Option 2B - Equal monthly payments for a specified period of time
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  Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years
  Option 4 - Equal monthly payments for life with no refund
  Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven’t been paid out

You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds may be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in any fixed investment option will earn interest at the rates we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is for any fixed investment option, just call or write to us. Amounts you invest in any fixed investment option will not be subject to the mortality and expense risk charge. Otherwise, the policy level charges applicable to the fixed investment options are the same as those applicable to the variable investment options.

Commencement of investment performance

Any premium payment processed prior to the twentieth day after the policy’s date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

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Transfers of existing account value

You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options, as described in the “Market timing and disruptive trading risks” section of this prospectus. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. Under our current rules, we impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

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Transfers out of the fixed investment options are currently subject to the following restrictions:

  You can only make one transfer out of either fixed investment option in each policy year.
  Any transfer request received within 6 months of the last transfer out of a fixed investment option will not be processed until such 6 month period has expired.
  The most you can transfer at any one time out of the standard fixed investment option is the greater of (i) $500 (ii) 20% of your assets in the standard fixed investment option or (iii) the amount you transferred out of the standard fixed investment option during the previous policy year.
  The most you can transfer at any one time out of the enhanced yield fixed investment option is the greater of (i) $500 (ii) 10% of your assets in the enhanced yield fixed investment option or (iii) the amount you transferred out of the enhanced yield fixed investment option during the previous policy year.

We reserve the right to impose a minimum amount limit on transfers out of either fixed investment option.

If there is a default as described in the “Lapse and reinstatement” provision and a “grace period” is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Dollar cost averaging

This is a program of automatic monthly transfers out of the Money Market B investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. Any transfer made under this program will not count toward the annual transfer limit described under “Transfers of existing account value.” The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed. No fee is charged for this program.

Scheduled transfers under this option may be made from the Money Market B investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

Once we receive the election in form satisfactory to us at our Service Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market B investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

Surrenders and partial withdrawals

Full surrender

You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy debt plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target Premium. This is called your “surrender value.” You must return your policy when you request a full surrender.

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. The amount in each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months’ worth of monthly charges (see “Deductions from account value”). We also reserve the right to refuse any partial withdrawal that would cause the policy’s Total Sum Insured to fall below $1,000,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see “The death benefit”) and under the guaranteed minimum death benefit feature (see “Guaranteed minimum death benefit feature”). Under Option A such a partial withdrawal will reduce the Total Sum Insured. Under the guaranteed minimum death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A “Terminated ASI Withdrawal Amount” is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described under “Lapse and

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reinstatement.” The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. However, you can’t borrow from your policy during a “grace period” (see “Lapse and reinstatement”). The maximum amount you can borrow is determined as follows:

  We first determine the account value of your policy.
  We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.
  We then multiply the resulting amount by 1.00% in policy years 1 through 20 and .50% thereafter.
  We then subtract the third item above from the second item above.

The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 5.00% in the first 20 policy years and 4.00% thereafter. However, we reserve the right to increase the percentage after the 20th policy year to as much as 4.50%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

  The same proportionate part of the loan as was borrowed from any fixed investment option will be repaid to that fixed investment option.
  The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Whenever the outstanding loan equals or exceeds your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

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Description of charges at the policy level

Deductions from premium payments

  Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.
  DAC tax charge - A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.
  Premium processing charge - A charge to help defray our administrative costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as ..50%
  Sales charge - A charge to help defray our sales costs. The charge for premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If premium received in the first policy year is less than the Target Premium, then premium received in the second policy year will be treated as if received in the first policy year until first year premiums equal the Target Premium. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. The “Target Premium” is determined at the time the policy is issued and will appear in the “Policy Specifications” section of the policy.
  Enhanced Cash Value Rider charge - A charge imposed if you elect this rider. The charge is 2% of premiums paid in the first two policy years until the total charges deducted equal 2% of year one’s Target Premium.

Deductions from account value

  Issue charge - A monthly charge to help defray our administrative costs. This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2¢ per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.
  Administrative charge - A monthly charge to help defray our administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3¢ per $1,000 of Total Sum Insured at issue (currently 1¢ per $1,000 of Total Sum Insured at issue deducted only during the first ten policy years). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.
  Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person’s attained age increases. (An insured person’s “attained age” on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.
  M & E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to any fixed investment option. The current charge is at an effective annual rate of .35% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .60%.
  Guaranteed minimum death benefit charge - A monthly charge beginning in the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1¢ per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3¢ per $1,000 of Basic Sum Insured at issue.
  Age 100 Waiver of Charges Rider charge- A monthly charge if this rider is elected at the time of application for the policy. To determine the charge, we multiply the amount of insurance for which we are at risk by a rate based on the
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  younger insured person’s age. The rate is derived from an actuarial table. The table in your policy will show the rates. This charge will not be made until the policy anniversary nearest the 80th birthday of the younger insured person (whether or not such insured person is then alive).
  Optional benefits charge - Monthly charges for optional insurance benefits (other than the Enhanced Cash Value Rider) added to the policy by means of a rider. The riders we currently offer are described under “Optional benefit riders you can add.”
  Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20.

Loan interest rate

The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.

Additional information about how certain policy charges work

Sales expenses and related charges

The sales charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the premium processing, issue and administrative charges may also be recovered from such other sources.

Effect of premium payment pattern

You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to and including the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy’s 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions (see “Tax considerations”).

Method of deduction

We deduct the monthly charges described in the Fee Tables section from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature

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of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, premium tax levels range from 0 - 3.5%. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the fund level

The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the prospectus for the underlying portfolio) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy’s account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

  Policy Split Option Rider - At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person’s 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.
  Enhanced Cash Value Rider - In the application for the policy, you may elect to purchase the Enhanced Cash Value Rider. This rider provides an enhanced cash value benefit (in addition to the surrender value) if you surrender the policy within the first nine policy years. The amount of the benefit will be shown in the “Policy Specifications” section of the policy. The benefit is also included in the account value when calculating the death benefit. Election of this rider could increase your insurance charge since it affects our amount at risk under the policy. The amount available for partial withdrawals and loans are based on the surrender value and will in no way be increased due to this rider.
  Age 100 Waiver of Charges Rider - At the time of policy issue, you may elect a rider that will allow for the policy to stop deducting any monthly charges beginning on the policy anniversary nearest the 100th birthday of the younger insured (whether or not such insured person is then alive), if the policy and the rider are still in effect at that time. We
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  will also stop accepting any premium payments, the death benefit option in effect at that time will cease to apply and we will automatically set the amount of any Additional Sum Insured equal to zero. The death benefit thereafter will be equal to the greater of (a) the Basic Sum Insured plus a portion of the account value on the date of death when the last insured person dies and (b) the account value on the date of death when the last insured person dies. In (a) above, the portion of the account value added to the Basic Sum Insured will be the lesser of the account value on the date of death when the last insured person dies and the Additional Sum Insured in effect immediately before the policy anniversary nearest the 100th birthday of the younger insured person (whether or not such insured person is then alive).

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Total Sum Insured at issue of $1,000,000 and a minimum Basic Sum Insured at issue of $500,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called underwriting standards.

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum initial premium

The Minimum Initial Premium must be received by us at our Service Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons’ risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied.

  The policy is delivered to and received by the applicant.
  The Minimum Initial Premium is received by us.
  Each insured person is living and still meets our criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state

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insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.

  Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws
  Combining or removing investment options
  Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus, we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While either of the insured persons is alive, you will have a number of options under the policy. These options include those listed below.

  Determine when and how much you invest in the various investment options
  Borrow or withdraw amounts you have in the investment options
  Change the beneficiary who will receive the death benefit
  Change the amount of insurance
  Turn in (i.e., “surrender”) the policy for the full amount of its surrender value
  Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

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Policy cancellation right

You have the right to cancel your policy within the latest of the following periods:

  10 days after you receive it (this period may be longer in some states);
  10 days after mailing by John Hancock USA of the Notice of Withdrawal Right; or
  45 days after the date Part A of the application has been completed.

This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the John Hancock USA representative who delivered the policy to you.

In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock USA prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

Semi-annually we will send you a report containing the financial statements of each series fund, including a list of securities held in each fund.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

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Delay for check clearance

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the surrender value derived from any fixed investment options for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to our Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. These requests include those listed below.

  loans
  surrenders or partial withdrawals
  change of death benefit option
  increase or decrease in Total Sum Insured
  change of beneficiary
  election of payment option for policy proceeds
  tax withholding elections
  election of telephone transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and facsimile transactions” below).

  transfers of account value among investment options
  change of allocation among investment options for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of each of the insured persons. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

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Telephone and facsimile transactions

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-1571. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

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Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed the following schedule: policy year 1, 102% of the premium paid up to the first tier, 20.5% of the premium paid up to the second tier, if any, and 6.0% of any excess premium paid; policy years 2-5, 10.5% of the premium paid up to the first tier, 11.25% of the premium paid up to the second tier, if any, and 4.75% of any excess premium paid; policy years 6-10, 9.0% of the premium paid up to the first tier, 6.0% of the premium paid up to the second tier, if any, and 4.5% of any excess premium paid; and policy years 11+, 3.0% of all premiums paid. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

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General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

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It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

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7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) under a survivorship policy during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit. If the premiums paid to date at any point during the first seven years after the date of issue or the date of the most recent material change are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require retesting. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

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Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of John Hancock USA and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, and the financial statements of John Hancock Variable Life Account S at December 31, 2010, and for each of the two years in the period ended December 31, 2010, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

SERVICE OFFICE
Express Delivery	Mail Delivery
Specialty Products 197 Clarendon Street, C-6 Boston, MA 02117	Specialty Products P.O. Box 192 Boston, MA 02117-0192
Phone:	Fax:
1-800-521-1234	1-617-572-1571

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-7782  —  1933 Act File No. 333-164156

Statement of Additional Information

dated May 2, 2011

for interests in

John Hancock Variable Life Account S (“Registrant”)

Interests are made available under

MAJESTIC VARIABLE ESTATE PROTECTION 98

a flexible premium variable universal survivorship life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(“John Hancock USA”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

Description of the Depositor

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account S, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account S (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

We are a stock life insurance company and are licensed in the District of Columbia and all states of the United States except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Variable Life Account S, a separate account initially established by John Hancock Variable Life Insurance Company under Massachusetts law. On December 31, 2009, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of John Hancock USA.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is 2 Avenue De Lafayette, LCC5N, Boston, Massachusetts, 02111.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, and the financial statements of John Hancock Variable Life Account S at December 31, 2010, and for each of the two years in the period ended December 31, 2010, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2010, 2009, and 2008 was $145,301,936, $152,873,991 and $224,191,519 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed the following schedule: policy year 1, 102% of the premium paid up to the first tier, 20.5% of the premium paid up to the second tier, if any, and 6.0% of any excess premium paid; policy years 2-5, 10.5% of the premium paid up to the first tier, 11.25% of the premium paid up to the second tier, if any, and 4.75% of any excess premium paid; policy years 6-10, 9.0% of the premium paid up to the first tier, 6.0% of the premium paid up to the second tier, if any, and 4.5% of any excess premium paid; and policy years 11+, 3.0% of all premiums paid.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

3

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2010, 2009, and 2008

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2010 and 2009, and the related consolidated statements of operations, changes in shareholder’s equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2010 the Company changed their method of accounting and reporting for variable interest entities, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities, and in 2008 the Company changed their method of accounting and reporting for certain assets to a fair value measurement approach.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 30, 2011

F-1

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2010	2009

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2010—$60,956; 2009—$55,386)	$62,402	$55,581
Held-for-trading—at fair value (cost: 2010—$1,616; 2009—$1,231) (includes variable interest entity assets, at fair value, of $401 and $0 at December 31, 2010 and 2009, respectively)	1,627	1,208
Equity securities:
Available-for-sale—at fair value (cost: 2010—$486; 2009—$489)	588	558
Mortgage loans on real estate	13,343	12,623
Investment real estate, agriculture, and timber	3,610	3,084
Policy loans	5,050	4,949
Short-term investments	1,472	3,973
Other invested assets	3,883	3,417

Total Investments	91,975	85,393
Cash and cash equivalents (includes variable interest entity assets of $44 and $0 at December 31, 2010 and 2009, respectively)	2,772	4,915
Accrued investment income (includes variable interest entity assets of $6 and $0 at December 31, 2010 and 2009, respectively)	974	896
Goodwill	1,453	3,053
Value of business acquired	1,959	2,171
Deferred policy acquisition costs and deferred sales inducements	10,006	9,565
Amounts due from and held for affiliates	3,673	3,828
Intangible assets	1,285	1,294
Reinsurance recoverable	10,910	10,171
Derivative asset	2,975	2,142
Other assets	2,044	2,035
Separate account assets (includes variable interest entity assets of $116 and $106 at December 31, 2010 and 2009, respectively)	136,002	122,466

Total Assets	$266,028	$247,929

The accompanying notes are an integral part of these consolidated financial statements.

F-2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2010	2009

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$82,231	$78,478
Policyholders’ funds	8,308	9,125
Unearned revenue	2,600	2,615
Unpaid claims and claim expense reserves	1,292	1,303
Policyholder dividends payable	595	619
Amounts due to affiliates	2,290	3,714
Short-term debt	7	6
Long-term debt (includes variable interest entity liabilities of $351 and $0 at December 31, 2010 and 2009, respectively)	838	484
Consumer notes	966	1,205
Current income tax payable	21	232
Deferred income tax liability	2,765	1,755
Coinsurance funds withheld	4,871	4,359
Derivative liability (includes variable interest entity liabilities of $10 and $0 at December 31, 2010 and 2009, respectively)	3,404	2,629
Other liabilities (includes variable interest entity liabilities of $7 and $0 at December 31, 2010 and 2009, respectively)	3,737	3,363
Separate account liabilities (includes variable interest entity liabilities of $116 and $106 at December 31, 2010 and 2009, respectively	136,002	122,466

Total Liabilities	249,927	232,353

Commitments, Guarantees, Contingencies, and Legal Proceedings (Note 11)

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2010 and 2009)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 and 4,728,938 shares issued and outstanding at December 31, 2010 and 2009, respectively)	5	5
Additional paid-in capital	12,776	12,427
Retained earnings	1,907	2,822
Accumulated other comprehensive income	1,168	129

Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	15,856	15,383
Noncontrolling interests	245	193

Total Shareholder’s Equity	16,101	15,576

Total Liabilities and Shareholder’s Equity	$266,028	$247,929

The accompanying notes are an integral part of these consolidated financial statements.

F-3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2010	2009	2008

	(in millions)
Revenues
Premiums	$3,922	$3,946	$81
Fee income	3,759	3,561	3,427
Net investment income	4,567	4,346	4,441
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(178)	(754)	(1,767)
Portion of loss recognized in other comprehensive income	57	91	-

Net impairment losses recognized in earnings	(121)	(663)	(1,767)
Other net realized investment and other gains (losses)	502	(1,174)	1,544

Total net realized investment and other gains (losses)	381	(1,837)	(223)
Other revenue	26	46	62

Total revenues	12,655	10,062	7,788

Benefits and expenses
Benefits to policyholders	6,887	4,558	4,771
Policyholder dividends	846	918	939
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	1,211	(336)
Goodwill impairment	1,600	-	-
Other operating costs and expenses	3,225	3,071	3,064

Total benefits and expenses	13,310	9,758	8,438

(Loss) income before income taxes	(655)	304	(650)

Income tax expense (benefit)	222	(7)	(339)

Net (loss) income	(877)	311	(311)

Less: net income (loss) attributable to noncontrolling interests	36	(16)	16

Net (loss) income attributable to John Hancock Life Insurance Company (U.S.A.)	$(913)	$327	$(327)

The accompanying notes are an integral part of these consolidated financial statements.

F-4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2008	$5	$11,926	$3,046	$1,083	$16,060	$143	$16,203	4,829

Comprehensive (loss) income:
Net (loss) income			(327)		(327)	16	(311)
Other comprehensive loss, net of tax:
Net unrealized investment losses				(2,534)	(2,534)		(2,534)
Foreign currency translation adjustment				(23)	(23)		(23)
Pension and postretirement benefits:
Change in prior service cost				(1)	(1)		(1)
Change in net actuarial loss				(666)	(666)		(666)
Cash flow hedges				1,055	1,055		1,055

Comprehensive (loss) income					(2,496)	16	(2,480)

Adoption of ASC 825, fair value option for financial assets and financial liabilities			7		7		7
Adoption of ASC 715, accounting for endorsement split-dollar life insurance arrangements			(1)		(1)		(1)
Share-based payments		9			9		9
Contributions from noncontrolling interests						62	62
Distributions to noncontrolling interests						(38)	(38)
Capital contribution from Parent		477			477		477
Dividends paid to Parent			(960)		(960)		(960)

Balance at December 31, 2008	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2009	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829
Comprehensive income (loss):
Net income (loss)			327		327	(16)	311
Other comprehensive income, net of tax:
Net unrealized investment gains				2,916	2,916		2,916
Foreign currency translation adjustment				5	5		5
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				60	60		60
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(1,005)	(1,005)		(1,005)

Comprehensive income (loss)					2,303	(16)	2,287

Adoption of ASC 320, recognition of other-than-temporary impairments			730	(761)	(31)		(31)
Share-based payments		8			8		8
Contributions from noncontrolling interests						39	39
Distributions to noncontrolling interests						(13)	(13)
Capital contribution from Parent		7			7		7

Balance at December 31, 2009	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2010	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829
Comprehensive (loss) income:
Net (loss) income			(913)		(913)	36	(877)
Other comprehensive income, net of tax:
Net unrealized investment gains				776	776		776
Foreign currency translation adjustment				(53)	(53)		(53)
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				9	9		9
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(166)	(166)		(166)

Comprehensive (loss) income					(347)	36	(311)

Adoption of ASC 810, consolidation of variable interest entities			(2)		(2)	45	43
Share-based payments		12			12		12
Contributions from noncontrolling interests						23	23
Distributions to noncontrolling interests						(52)	(52)
Transfer of certain pension and postretirement benefit plans to Parent		(13)		473	460		460
Capital contribution from Parent		350			350		350

Balance at December 31, 2010	$5	$12,776	$1,907	$1,168	$15,856	$245	$16,101	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2010	2009	2008

	(in millions)
Cash flows from operating activities:
Net (loss) income	$(877)	$311	$(311)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	174	153	168
Net realized investment and other (gains) losses	(381)	1,837	223
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	1,211	(336)
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,240)	(1,642)	(2,009)
Goodwill impairment	1,600	-	-
Depreciation and amortization	132	134	129
Net cash flows from trading securities	73	(151)	46
(Increase) decrease in accrued investment income	(78)	17	12
Decrease (increase) in other assets and other liabilities, net	1,224	(885)	2,030
Increase (decrease) in policyholder liabilities and accruals, net	2,652	(143)	4,178
Increase in deferred income taxes	447	29	114

Net cash provided by operating activities	4,478	871	4,244

Cash flows from investing activities:
Sales of:
Fixed maturities	20,277	11,418	10,428
Equity securities	1,153	1,022	422
Mortgage loans on real estate	961	1,782	1,771
Investment real estate, agriculture, and timber	22	2	7
Other invested assets	377	71	884
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	2,149	2,101	2,318
Mortgage loans on real estate	383	330	285
Other invested assets	233	234	-
Purchases of:
Fixed maturities	(27,481)	(14,722)	(12,491)
Equity securities	(1,118)	(733)	(288)
Investment real estate, agriculture, and timber	(602)	(151)	(233)
Other invested assets	(1,031)	(578)	(1,056)
Mortgage loans on real estate issued	(2,117)	(2,467)	(2,627)
Issuance of notes receivable to affiliates	-	-	(755)
Net redemptions (purchases) of short-term investments	2,501	(303)	(944)
Other, net	(783)	705	692

Net cash used in investing activities	(5,076)	(1,289)	(1,587)

The accompanying notes are an integral part of these consolidated financial statements.

F-8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2010	2009	2008

	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	$350	$7	$477
Dividends paid to Parent	-	-	(500)
(Decrease) increase in amounts due to affiliates	(1,254)	1,425	(964)
Universal life and investment-type contract deposits	3,725	6,440	7,375
Universal life and investment-type contract maturities and withdrawals	(4,169)	(5,287)	(7,948)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	7	(1,486)	(1,918)
Excess tax benefits related to share-based payments	5	8	2
Repayments of consumer notes, net	(239)	(395)	(557)
Issuance of short-term debt	2	-	-
Repayments of short-term debt	(1)	-	-
Issuance of long-term debt	2	1	2
Repayments of long-term debt	(101)	-	(6)
Unearned revenue on financial reinsurance	112	(44)	1,592
Net reinsurance recoverable	(23)	(186)	(125)

Net cash (used in) provided by financing activities	(1,584)	483	(2,570)

Net (decrease) increase in cash and cash equivalents	(2,182)	65	87
Adoption of ASC 810, consolidation of variable interest entities	39	-	-
Cash and cash equivalents at beginning of year	4,915	4,850	4,763

Cash and cash equivalents at end of year	$2,772	$4,915	$4,850

Non-cash financing activities during the year:
Transfer of certain pension and postretirement benefit plans to Parent	$(13)	$-	$-
Dividend of note receivable to Parent	-	-	(460)

The accompanying notes are an integral part of these consolidated financial statements.

F-9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Holdings (Delaware) LLC (“JHHLLC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company’s separate account assets and to mutual funds and institutional customers. The Company is licensed in 49 states.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHHLLC, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC (“MHDLLC”), which was the parent company of MIC, merged with and into JHHLLC. As a result of the merger, MHDLLC ceased to exist, and the company’s property and obligations became the property and obligations of JHHLLC.

Basis of Presentation. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which was reflected in JHUSA’s audited consolidated financial statements for the years ended December 31, 2009 and 2008, as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 – Relationships with Variable Interest Entities.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts are included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

F-10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, and other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. Derivatives embedded in other financial instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities.

F-11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income, while the ineffective portion is recognized in net realized investment and other gains (losses). Gains and losses recorded in accumulated other comprehensive income are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Gains and losses on cash flow hedges recorded in accumulated other comprehensive income are reclassified immediately to income when the hedged item is sold or forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts recorded in accumulated other comprehensive income are reclassified to income in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. On April 28, 2004 (the “acquisition date”), MFC acquired JHFS and its subsidiaries, which was accounted for using the purchase method of accounting. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

F-12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value. For discussion regarding a goodwill impairment the Company recorded during 2010, see Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

Deferred Policy Acquisition Costs and Deferred Sales Inducements. DAC are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

F-13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 35% and 38% of the Company’s traditional life net insurance in-force at December 31, 2010 and 2009, respectively, and 77%, 81%, and 85% of the Company’s traditional life net insurance premiums for the years ended December 31, 2010, 2009, and 2008, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

For payout annuities in loss recognition, future policy benefits are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains (losses) associated with the underlying assets.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2010	2009

	(in millions)
Participating pension contracts	$1,799	$1,976
Funding agreements	1,010	1,753
Guaranteed investment contracts	823	948

Total liabilities for investment-type products	3,632	4,677
Individual and group annuities	2,225	2,124
Certain traditional life insurance policies and other	2,451	2,324

Total policyholders’ funds	$8,308	$9,125

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

F-14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by the Company’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 6 — Closed Blocks.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Share-Based Payments. The Company provides compensation to certain employees and directors in the form of stock options, deferred share units, restricted share units, and performance share units in MFC. The Company recognizes the costs resulting from share-based payment transactions with employees in its consolidated financial statements utilizing a fair value-based measurement method.

Share-based compensation costs are recognized over the applicable vesting period, except where the employee is eligible to retire prior to a vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The share-based payments are a legal obligation of MFC, but in accordance with U.S. GAAP, are recorded in the accounts of the Company in other operating costs and expenses.

The Company reports the benefits of tax deductions in excess of recognized compensation cost as a financing cash flow item.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

F-15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Adoption of Recent Accounting Pronouncements

Financing Receivables

Effective December 31, 2010, the Company adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2010-20, “Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses,” which amends FASB Accounting Standards Codification ™ (“ASC”) Topic 310, “Receivables.” ASU No. 2010-20 requires enhanced disclosures related to the allowance for credit losses and the credit quality of financing receivables, such as aging information and credit quality indicators. Most of the requirements are effective for the Company on December 31, 2010 with certain additional disclosures effective on December 31, 2011. Adoption of this guidance resulted in expanded disclosures related to the Company’s financing receivables, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Derivative Instruments and Hedging Activities

Effective July 1, 2010, the Company adopted ASU No. 2010-11, “Derivatives and Hedging- Scope Exception Related to Embedded Credit Derivatives,” which amends ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). ASU No. 2010-11 clarifies the scope exception for embedded credit derivative features related to the transfer of credit risk created by the subordination of one financial instrument to another. The amendments address how to determine which embedded credit derivative features, including those in collateralized debt obligations and synthetic collateralized debt obligations, are considered to be embedded derivatives that should not be analyzed for potential bifurcation and separate accounting at fair value. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” which is now incorporated into ASC 815. This guidance provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items. Adoption of this guidance resulted in expanded disclosures related to derivative instruments and hedging activities, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, “Consolidation – Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” which amends ASC Topic 810, “Consolidation” (“ASC 810”).

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control - now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

F-16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company also adopted ASU No. 2010-10, “Consolidation – Amendments for Certain Investment Funds,” which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of ASC 810 resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company’s Consolidated Balance Sheet at January 1, 2010 was an increase in assets of $518 million, an increase in liabilities of $475 million, an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51,” which is now incorporated into ASC 810. ASC 810 establishes accounting guidance for noncontrolling interests in a subsidiary and for deconsolidation of a subsidiary. Noncontrolling interests in subsidiaries are included as a separate component of shareholder’s equity on the Consolidated Balance Sheets, net income attributable to both the Company’s interest and the noncontrolling interests is presented separately on the Consolidated Statements of Operations, and any changes in the Company’s ownership of a subsidiary, which do not result in deconsolidation, would be accounted for as transactions in the Company’s own stock. Deconsolidation typically results in the recognition of a gain or loss, with any retained noncontrolling interest measured initially at fair value. This accounting guidance was applied prospectively, except for the presentation and disclosure requirements, which were applied retrospectively. Adoption of this guidance had no measurement impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2008, the Company adopted FASB Staff Position (“FSP”) No. FAS 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities,” which is now incorporated into ASC 810. This guidance requires enhanced disclosures about transfers of financial assets and interests in VIEs. While the Company is not involved in securitizing financial assets, it does have significant relationships with VIEs. Adoption of this guidance resulted in expanded disclosures related to VIEs, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Transfers of Financial Assets

Effective January 1, 2010, the Company adopted ASU No. 2009-16, “Accounting for Transfers of Financial Assets,” which amends ASC Topic 860, “Transfers and Servicing” (“ASC 860”). ASC 860 focuses on securitization activity, and these amendments affect the transferor’s derecognition principles for assets transferred. Amendments to ASC 860 eliminate the concept of qualifying special purpose entities, removing their previous exemption from consolidation accounting by transferors of financial assets to them. Further, ASC 860 does not permit derecognition accounting for transfers of portions of financial assets when the portions transferred do not meet the definition of a participating interest. ASC 860 strengthens the requirement that transferred assets be legally isolated from the transferor and all of its consolidated affiliates in order for the transfer to be accounted for as a sale. ASC 860 requires that retained interests in transferred assets be recognized at fair value instead of amounts based on relative fair value allocations of the previous carrying value of assets transferred.

These new requirements were applicable to transfers of financial assets occurring on or after January 1, 2010. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Fair Value Measurements

Effective January 1, 2010, the Company adopted ASU No. 2010-06, “Fair Value Measurements and Disclosures – Improving Disclosures about Fair Value Measurements,” which amends ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”). This guidance requires new disclosures about significant transfers between Level 1 and 2 measurement categories and clarifies existing fair value disclosures about the level of disaggregation and inputs and valuation techniques used to measure fair value. The guidance also requires separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which will be effective for the Company on January 1, 2011. Adoption of this guidance resulted in expanded disclosures related to fair value measurements, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

F-17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Effective December 31, 2009, the Company adopted ASU No. 2009-12, “Fair Value Measurements and Disclosures – Investment in Certain Entities That Calculate Net Asset per Share (or Its Equivalent).” This amendment to ASC 820 allows entities to use the net asset value of certain investments when determining fair value, provided certain criteria are met. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2009, the Company adopted ASU No. 2009-05, “Measuring Liabilities at Fair Value.” This amendment to ASC 820 simplifies, in certain instances, the assessment of fair value of a liability. This amendment, when applicable, allows the use of the fair value of the instrument associated with the liability when it is traded as an asset as a proxy for its fair value as a liability, given inherent difficulties in measuring the fair value of such liabilities directly. The fair value of the liability is not adjusted to reflect any restrictions on its transfer. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective April 1, 2009, the Company adopted FSP No. FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which is now incorporated into ASC 820. This accounting guidance carries forward and elaborates on previous fair value concepts. The fair value of an asset or liability continues to be the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date under then current market conditions. ASC 820 provides indicators of when a transaction is considered disorderly and elaborates on how to determine the fair value of a financial instrument if such conditions exist. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

In October 2008, the FASB issued FSP No. FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active,” which is now incorporated into ASC 820. This pronouncement provided additional guidance on determining fair values of illiquid securities. This guidance was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted FSP No. FAS 157-1, “Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13,” which is now incorporated into ASC 820. This guidance provides a scope exception for applying Statement of Financial Accounting Standards No. 157, “Fair Value Measurements (“SFAS No. 157”),” fair value methodologies to the evaluation criteria on lease classification or measurement. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted SFAS No. 157, which is now incorporated into ASC 820. This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements.

ASC 820 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. ASC 820 provides guidance on how to measure fair value when required under existing accounting standards. ASC 820 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, sorted into three levels (“Level 1, 2, and 3”) with the most observable input level being Level 1. The impact of changing valuation methods to comply with ASC 820 resulted in adjustments to actuarial liabilities, which were recorded as an increase in net income of $60 million, net of tax, on January 1, 2008.

Pension and Postretirement Benefit Plans

Effective December 31, 2009, the Company adopted FSP No. FAS 132(R)-1, “Employers’ Disclosures about Postretirement Benefit Plan Assets,” which is now incorporated into ASC Topic 715, “Compensation – Retirement Benefits” (“ASC 715”). This guidance requires enhanced disclosures of the assets of the Company’s pension and other postretirement benefit plans in

F-18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

the Company’s consolidated financial statements. ASC 715 requires a narrative description of investment policies and strategies for plan assets and discussion of long-term rate of return assumptions for plan assets. ASC 715 requires application of ASC 820 style disclosures to fair values of plan assets, including disclosure of fair values of plan assets sorted by asset category and valuation Levels 1, 2, and 3, with roll forward of Level 3 plan assets and discussion of valuation processes used. Adoption of this guidance resulted in expanded disclosures related to the Company’s pension and postretirement benefit plans, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted Emerging Issues Task Force (“EITF”) Issue No. 06-10, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Collateral Assignment Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers to recognize a liability for the postretirement benefit related to collateral assignment split-dollar life insurance arrangements. ASC 715 also requires employers to recognize and measure an asset based on the nature and substance of the collateral assignment split-dollar life insurance arrangement. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted EITF Issue No. 06-4, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers that enter into endorsement split-dollar life insurance arrangements that provide an employee with a postretirement benefit to recognize a liability for the future benefits promised based on the substantive agreement made with the employer. Whether the accrual is based on a death benefit or on the future cost of maintaining the insurance depends on what the employer has effectively agreed to provide during the employee’s retirement. The purchase of an endorsement-type life insurance policy does not qualify as a settlement of the liability. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

FASB Accounting Standards Codification

Effective July 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles – a Replacement of FASB Statement No. 162,” and ASU No. 2009-01, “Topic 105- Generally Accepted Accounting Principles amendments based on Statement of Financial Accounting Standards No. 168 – The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles.”

ASC Topic 105 establishes the FASB Accounting Standards Codification™ as the single source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities and to supersede all previous U.S. GAAP literature. Adoption of the ASC had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations, as it did not change U.S. GAAP principles.

Subsequent Events

Effective April 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 165, “Subsequent Events,” which is now incorporated into ASC Topic 855, “Subsequent Events.” This guidance was retroactively amended by the FASB in February 2010 by issuance of ASU No. 2010-09, “Subsequent Events,” which requires an entity which files or furnishes its financial statements with the U.S. Securities and Exchange Commission (“SEC”) to evaluate subsequent events through the date that its financial statements are issued. Adoption of this guidance resulted in expanded disclosures related to subsequent events, but had no impact on the Company’s Balance Sheets or Statements of Operations.

F-19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2, “Recognition and Presentation of Other-Than-Temporary Impairments,” which is now incorporated into ASC Topic 320, “Investments – Debt and Equity Securities” (“ASC 320”). This new guidance removes the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 – Investments.

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009, with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million, (3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million. Other balance sheet items were impacted as follows: value of business acquired decreased by $36 million, deferred policy acquisition costs and deferred sales inducements decreased by $11 million, deferred income tax liability decreased by $17 million, and future policy benefits increased by $1 million.

Investments

Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, “Amendments to the Impairment Guidance EITF Issue No. 99-20,” which is now incorporated into ASC Topic 325, “Investments – Other” (“ASC 325”). This guidance helps conform the impairment guidance in EITF Issue No. 99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets,” which is also now incorporated into ASC 325, to the impairment guidance of ASC 320. This impairment guidance applies to debt securities backed by securitized financial assets (“ABS”), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available-for-sale and most have fair values below their carrying values. ASC 325 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other-than-temporarily impaired. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Financial Instruments

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which is now incorporated into ASC Topic 825, “Financial Instruments” (“ASC 825”). The objective of this guidance is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. ASC 825 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable and can be applied on an instrument-by-instrument basis.

The Company elected to adopt ASC 825 for certain bonds classified as available-for-sale that support certain actuarial liabilities to participating policyholders. The book and market value for these bonds prior to this election were $1,307 million and $1,314 million, respectively. The amount of net unrealized gains reclassified from accumulated other comprehensive income on January 1, 2008 was $7 million. The actuarial liabilities in these products are recorded through earnings primarily based on fluctuations in the fair value of the underlying bonds. The bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2008. The adoption of ASC 825 resulted in an adjustment to retained earnings of $7 million as of January 1, 2008.

F-20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Future Adoption of Recent Accounting Pronouncements

Deferred Policy Acquisition Costs

In October 2010, the FASB issued ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts,” which amends ASC Topic 944, “Financial Services – Insurance” (“ASC 944”). ASU No. 2010-26 clarifies the costs that should be deferred when issuing and renewing insurance contracts and also specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized. All other acquisition-related costs should be expensed as incurred. This guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. ASU No. 2010-26 will be effective for the Company on January 1, 2012. The Company is currently evaluating the impact the adoption of this guidance will have on the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations.

Consolidated Financial Statements

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments,” which amends ASC 944. Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 will be effective for the Company on January 1, 2011. Adoption of this guidance will result in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities on January 1, 2011.

F-21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturities and equity securities are summarized below:

	December 31, 2010

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,259	$2,503	$563	$41,199	$(85)
Commercial mortgage-backed securities	4,211	156	120	4,247	-
Residential mortgage-backed securities	684	2	226	460	(31)
Collateralized debt obligations	246	-	110	136	-
Other asset-backed securities	970	68	9	1,029	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	8,176	55	390	7,841	-
Obligations of states and political subdivisions	4,079	60	112	4,027	-
Debt securities issued by foreign governments	1,399	139	7	1,531	-

Fixed maturities	59,024	2,983	1,537	60,470	(117)
Other fixed maturities (1)	1,932	-	-	1,932	-

Total fixed maturities available-for-sale	60,956	2,983	1,537	62,402	(117)

Equity securities available-for-sale	486	107	5	588	-

Total fixed maturities and equity securities available-for-sale	$61,442	$3,090	$1,542	$62,990	$(117)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income (“AOCI”), which were not included in earnings.

F-22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2009

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$41,667	$1,803	$965	$42,505	$(98)
Commercial mortgage-backed securities	4,643	69	238	4,474	(1)
Residential mortgage-backed securities	843	1	368	476	(8)
Collateralized debt obligations	291	-	156	135	(1)
Other asset-backed securities	1,238	41	37	1,242	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,945	40	17	1,968	-
Obligations of states and political subdivisions	1,533	11	53	1,491	-
Debt securities issued by foreign governments	1,214	98	34	1,278	-

Fixed maturities	53,374	2,063	1,868	53,569	(108)
Other fixed maturities (1)	2,012	-	-	2,012	-

Total fixed maturities available-for-sale	55,386	2,063	1,868	55,581	(108)

Equity securities available-for-sale	489	77	8	558	-

Total fixed maturities and equity securities available-for-sale	$55,875	$2,140	$1,876	$56,139	$(108)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in AOCI, which from the date of adoption of ASC 320 on April 1, 2009 were not included in earnings.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2010, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$2,255	$2,280
Due after one year through five years	10,788	11,237
Due after five years through ten years	11,148	11,813
Due after ten years	28,722	29,268

	52,913	54,598
Asset-backed and mortgage-backed securities	6,111	5,872

Total	$59,024	$60,470

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

F-23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to accumulated other comprehensive income on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

F-24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income:

Credit losses on available-for-sale fixed maturities:

(in millions)

Balance at January 1, 2010	$361

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	93
Credit losses for which an other-than-temporary impairment was previously recognized	10

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(65)

Balance at December 31, 2010	$399

Balance at January 1, 2009	$-

Additions:
Credit losses remaining in retained earnings related to adoption of new authoritative guidance on April 1, 2009	726
Credit losses for which an other-than-temporary impairment was not previously recognized	159
Credit losses for which an other-than-temporary impairment was previously recognized	15

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(539)

Balance at December 31, 2009	$361

F-25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity Securities and Equity Securities — By Investment Age

	Year ended December 31, 2010

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$4,729	$173	$3,345	$390	$8,074	$563
Commercial mortgage-backed securities	269	15	448	105	717	120
Residential mortgage-backed securities	-	-	409	226	409	226
Collateralized debt obligations	-	-	135	110	135	110
Other asset-backed securities	72	2	140	7	212	9
U.S. Treasury securities and obligations of U.S. government corporations and agencies	5,924	390	-	-	5,924	390
Obligations of states and political subdivisions	1,983	92	133	20	2,116	112
Debt securities issued by foreign governments	86	1	56	6	142	7

Total fixed maturities available-for-sale	13,063	673	4,666	864	17,729	1,537
Equity securities available-for-sale	70	3	28	2	98	5

Total	$13,133	$676	$4,694	$866	$17,827	$1,542

	Year ended December 31, 2009

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$6,358	$235	$6,167	$730	$12,525	$965
Commercial mortgage-backed securities	772	38	946	200	1,718	238
Residential mortgage-backed securities	194	147	275	221	469	368
Collateralized debt obligations	5	1	103	155	108	156
Other asset-backed securities	199	7	325	30	524	37
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,155	17	-	-	1,155	17
Obligations of states and political subdivisions	1,148	50	23	3	1,171	53
Debt securities issued by foreign governments	335	12	67	22	402	34

Total fixed maturities available-for-sale	10,166	507	7,906	1,361	18,072	1,868
Equity securities available-for-sale	40	3	58	5	98	8

Total	$10,206	$510	$7,964	$1,366	$18,170	$1,876

F-26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $464 million at December 31, 2010 from $606 million at December 31, 2009.

At December 31, 2010 and 2009, there were 1,138 and 1,545 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,537 million and $1,868 million, respectively, of which the single largest unrealized loss was $198 million and $24 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2010 and 2009, there were 88 and 141 equity securities with an aggregate gross unrealized loss of $5 million and $8 million, respectively, of which the single largest unrealized loss was $1 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $436 million were non-income producing for the year ended December 31, 2010. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2010.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held in 2010 and 2009, but there were no securities on loan and no collateral held as of December 31, 2010 and 2009. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

Assets on Deposit

As of December 31, 2010 and 2009, fixed maturity securities with a fair value of $34 million and $50 million, respectively, were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2010, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$1,789	East North Central	$1,296
Industrial	1,828	East South Central	211
Office buildings	3,756	Middle Atlantic	2,304
Retail	3,370	Mountain	898
Mixed use	174	New England	1,026
Agricultural	670	Pacific	3,492
Agri business	1,026	South Atlantic	2,523
Other	764	West North Central	514
		West South Central	910
		Canada/Other	203

Provision for losses	(34)	Provision for losses	(34)

Total	$13,343	Total	$13,343

F-27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge-offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2010	$ 42	$ 38	$ 5	$ 41	$ 34

Year ended December 31, 2009	29	36	-	23	42

Year ended December 31, 2008	17	15	-	3	29

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery.

Mortgage loans with a carrying value of $81 million were non-income producing for the year ended December 31, 2010. Mortgage loans with a carrying value of $81 million were on nonaccrual status at December 31, 2010. At December 31, 2010, mortgage loans with a carrying value of $4 million were delinquent by less than 90 days and $4 million were delinquent by 90 days or more.

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,

	2010	2009

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$115	$150
Allowance for credit losses	(34)	(42)

Net impaired mortgage loans on real estate	$81	$108

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,

	2010	2009	2008

	(in millions)

Average recorded investment in impaired loans	$130	$113	$60
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company develops an internal risk rating (“IRR”) by utilizing the Mortgage Risk Rating System. The IRR is a designated grade that measures the riskiness of expected loss. These ratings are updated on a quarterly basis.

F-28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The carrying value of mortgage loans by IRR was as follows:

	December 31,

	2010	2009

	(in millions)
AAA	$116	$93
AA	1,335	1,502
A	2,523	2,435
BBB	8,488	7,770
BB	570	527
B & Lower and Unrated	311	296

Total	$13,343	$12,623

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $128 million was non-income producing for the year ended December 31, 2010. Depreciation expense on investment real estate, agriculture, and timber was $63 million, $53 million, and $51 million in 2010, 2009, and 2008, respectively. Accumulated depreciation was $467 million and $413 million at December 31, 2010 and 2009, respectively.

Other Invested Assets

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. Equity method investments totaled $3,571 million and $3,059 million at December 31, 2010 and 2009, respectively. Net investment income (loss) on investments accounted for under the equity method totaled $199 million, $78 million, and $(4) million in 2010, 2009, and 2008, respectively. Total combined assets of such investments were $46,563 million and $34,412 million (consisting primarily of investments) and total combined liabilities were $14,546 million and $9,960 million (including $8,911 million and $6,539 million of debt) at December 31, 2010 and 2009, respectively. Total combined revenues and expenses of these investments in 2010 were $3,998 million and $4,895 million, respectively, resulting in $897 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Total combined revenues and expenses of these investments in 2008 were $3,071 million and $3,482 million, respectively, resulting in $411 million of total combined loss from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

F-29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other Losses

The following information summarizes the components of net investment income and net realized investment and other losses:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Net investment income
Fixed maturities	$3,273	$3,333	$3,286
Equity securities	9	31	56
Mortgage loans on real estate	766	739	714
Investment real estate, agriculture, and timber	171	146	155
Policy loans	326	332	322
Short-term investments	12	27	182
Equity method investments and other	279	15	(8)

Gross investment income	4,836	4,623	4,707

Less investment expenses	269	277	266

Net investment income (1)	$4,567	$4,346	$4,441

	Years ended December 31,

	2010	2009	2008

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$821	$(180)	$(1,577)
Equity securities	37	(59)	(129)
Mortgage loans on real estate	(62)	(83)	(23)
Derivatives and other invested assets	(332)	(1,366)	1,317
Amounts credited to participating contract holders	(83)	(149)	189

Net realized investment and other gains (losses) (1)	$381	$(1,837)	$(223)

(1)	Includes net investment income and net realized investment and other gains (losses) on assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 – Related Party Transactions for information on the associated MRBL reinsurance agreement.

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(18) million, $(107) million, and $216 million is included in net realized investment and other gains (losses) for the years ended December 31, 2010, 2009, and 2008, respectively.

For 2010, 2009, and 2008, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $106 million, $111 million, and $138 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $774 million, $363 million, and $352 million for the years ended December 31, 2010, 2009, and 2008, respectively, and gross losses were realized on the sale of available-for-sale securities of $194 million, $131 million, and $30 million for the years ended December 31, 2010, 2009, and 2008, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $115 million, $663 million, and $1,767 million for the years ended December 31, 2010, 2009, and 2008, respectively, were recognized in the Consolidated Statements of Operations.

F-30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The variable interest holder, if any, that has the power to direct the activities of the VIE that most significantly impact the entity’s economic performance and the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE is deemed to be the primary beneficiary and must consolidate the VIE. The Company’s analysis to determine whether it is the primary beneficiary of a VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary, and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,

	2010		2009

	Total Assets	Total Liabilities	Total Assets	Total Liabilities

	(in millions)
Collateralized debt obligations (1)	$451	$368	$-	$-
Timber funds (2)	116	116	106	106

Total	$567	$484	$106	$106

(1)	As discussed in Note 1, upon adoption of ASC 810 effective January 1, 2010, the Company consolidated certain asset-backed investment vehicles, commonly known as collateralized debt obligations (“CDOs”), which were previously reported in the unconsolidated VIE table below. The Company is considered to be the primary beneficiary of the CDOs as it provides investment management services, earns a fee for those services, and also holds investments in the entities. At December 31, 2010, these entities held total assets of $451 million, consisting of $401 million of securities classified by the Company as held-for-trading fixed maturities, $44 million of cash, and $6 million of accrued investment income. These entities held total liabilities of $368 million, consisting of $351 million of long-term debt, $10 million of derivative liabilities, and $7 million of other liabilities. See the table below for further discussion regarding CDOs.
(2)	The Company’s separate accounts are considered to be the primary beneficiary of certain timberland VIEs, as discussed further below. The Company consolidates the noncontrolling interests in these VIEs within separate account assets and separate account liabilities on the Consolidated Balance Sheets.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

F-31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

	December 31,

	2010

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$1,033	$-	$-
Real estate limited partnerships (4)	1,307	441	455
Timber funds (5)	1,748	106	143

Total	$4,088	$547	$598

	December 31,

	2009

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$1,431	$27	$27
Real estate limited partnerships (4)	1,166	466	522
Timber funds (5)	1,583	80	83

Total	$4,180	$573	$632

(1)	The Company’s investments in unconsolidated VIEs are included in available-for-sale fixed maturities and other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

F-32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

F-33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2010			December 31, 2009

		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$11,995	$433	$709	$14,922	$402	$752
	Foreign currency swaps	1,017	53	223	883	-	253

Cash flow hedges	Interest rate swaps	18,467	1,337	540	12,961	912	66
	Foreign currency swaps	1,861	29	189	629	4	122
	Foreign currency forwards	140	29	-	266	43	-
	Equity market contracts	20	1	1	38	8	-

Total Derivatives in Hedging Relationships		$33,500	$1,882	$1,662	$29,699	$1,369	$1,193

Non-Hedging Relationships
	Interest rate swaps	$38,111	$951	$915	$22,535	$526	$500
	Interest rate futures	1,598	-	-	407	-	-
	Foreign currency swaps	1,660	128	166	4,461	238	319
	Foreign currency forwards	134	4	-	115	-	1
	Foreign currency futures	1,100	-	-	278	-	-
	Equity market contracts	31	3	1	-	-	-
	Equity index futures	4,954	-	-	1,030	-	-
	Interest rate options	181	-	-	287	1	-
	Embedded derivatives – fixed maturities	-	-	-	86	-	2
	Embedded derivatives – reinsurance contracts	-	7	660	-	8	614
	Embedded derivatives – participating pension contracts (1)	-	-	98	-	-	71
	Embedded derivatives – benefit guarantees (1)	-	1,497	456	-	1,703	640

Total Derivatives in Non-Hedging Relationships		47,769	2,590	2,296	29,199	2,476	2,147

Total Derivatives (2)		$81,269	$4,472	$3,958	$58,898	$3,845	$3,340

F-34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative asset on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liability on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges in net realized investment and other gains (losses). For the years ended December 31, 2010, 2009, and 2008, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2010, the Company had no hedges of firm commitments.

The following table shows the investment gains (losses) recognized:

For the year ended December 31, 2010

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$(70)	$157	$87
	Fixed-rate liabilities	62	(64)	(2)
Foreign currency swaps	Fixed-rate assets	(73)	111	38

Total		$(81)	$204	$123

For the year ended December 31, 2009

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$470	$(348)	$122
	Fixed-rate liabilities	(310)	263	(47)
Foreign currency swaps	Fixed-rate assets	90	(83)	7

Total		$250	$(168)	$82

F-35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

For the year ended December 31, 2008

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$(657)	$684	$27
	Fixed-rate liabilities	220	(272)	(52)
Foreign currency swaps	Fixed-rate assets	(114)	92	(22)

Total		$(551)	$504	$(47)

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the years ended December 31, 2010 and 2009, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the years ended December 31, 2010 and 2009, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

The following table presents the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder’s Equity:

For the year ended December 31, 2010

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)

Interest rate swaps	Forecasted fixed-rate assets	$48	$(129)	$3
	Inflation indexed liabilities	(43)	-	-
Foreign currency swaps	Fixed-rate assets	(25)	-	-
	Floating rate assets	(4)	-	-
Foreign currency forwards	Forecasted expenses	(9)	-	-
	Foreign currency assets	(1)	-	-
Equity market contracts	Stock-based compensation	(3)	-	-

Total		$(37)	$(129)	$3

F-36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

For the year ended December 31, 2009

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$(23)	$-	$-
	Forecasted fixed-rate assets	(1,082)	(5)	(17)
	Inflation indexed liabilities	108	-	-
Foreign currency swaps	Fixed-rate assets	(35)	-	-
Foreign currency forwards	Forecasted expenses	28	-	-
Equity market contracts	Stock-based compensation	4	-	-

Total		$(1,000)	$(5)	$(17)

For the year ended December 31, 2008

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$37	$-	$-
	Forecasted fixed-rate assets	1,118	(31)	30
	Inflation indexed liabilities	(73)	-	-
Foreign currency swaps	Fixed-rate assets	5	-	-
Equity market contracts	Stock-based compensation	(1)	-	-

Total		$1,086	$(31)	$30

The Company anticipates that pre-tax net gains of approximately $41 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 36 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see Note 12 – Shareholder’s Equity.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

F-37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), U.S. Treasury futures, and foreign currency futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

Beginning in December 2010, the Company implemented a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

For the years ended December 31, 2010, 2009, and 2008, net losses of $709 million, net losses of $2,679 million, and net gains of $2,901 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts were recorded in net realized investment and other gains (losses).

For the years ended December 31,	2010	2009	2008

	(in millions)
Non-Hedging Relationships
Investment (losses) gains:
Interest rate swaps	$145	$(906)	$818
Interest rate futures	(56)	3	(28)
Interest rate options	(1)	4	-
Foreign currency swaps	(68)	(121)	31
Foreign currency forwards	22	18	(28)
Foreign currency futures	(18)	(24)	(2)
Embedded derivatives	(93)	(1,390)	1,944
Equity market contracts	12	30	(25)
Equity index futures	(652)	(293)	191

Total Investment (Losses) Gains from Derivatives in Non-Hedging Relationships	$(709)	$(2,679)	$2,901

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see Note 14 – Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

F-38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2010 and 2009, the Company had accepted collateral consisting of various securities with a fair value of $824 million and $861 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2010 and 2009, the Company pledged collateral of $690 million and $598 million, respectively, which is included in available-for-sale fixed maturities on the Consolidated Balance Sheets.

Note 5 — Income Taxes

Prior to 2010, the Company filed tax returns as part of two consolidated groups, MHDLLC and JHHLLC. MHDLLC included JHUSA and JHHLLC included JHLICO and JHVLICO. For the 2010 tax year, the Company is included in the consolidated federal income tax return of JHHLLC with the following affiliates and wholly-owned subsidiaries: MIC, Manulife Reinsurance Limited, Manulife Reinsurance (Bermuda) Limited, Manulife Service Corporation, John Hancock International Holdings, Inc., John Hancock Life Insurance Company of New York (“JHNY”), and John Hancock Subsidiaries LLC.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

(Loss) income before income taxes includes the following:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Domestic	$(669)	$290	$(670)
Foreign	14	14	20

(Loss) income before income taxes	$(655)	$304	$(650)

The components of income taxes were as follows:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Current taxes:
Federal	$(230)	$(45)	$(462)
Foreign	6	6	4
State	-	3	5

Total	(224)	(36)	(453)

Deferred taxes:
Federal	450	31	111
Foreign	(1)	(1)	2
State	(3)	(1)	1

Total	446	29	114

Total income tax expense (benefit)	$222	$(7)	$(339)

F-39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

	Years ended December 31,

	2010	2009	2008

	(in millions)

Tax at 35%	$(229)	$106	$(227)
Add (deduct):
Prior year taxes	47	14	26
Tax credits	(65)	(76)	(72)
Tax-exempt investment income	(119)	(76)	(92)
Lease income	(5)	63	3
Unrecognized tax benefits	34	(44)	15
Goodwill impairment	560	-	-
Other	(1)	6	8

Total income tax expense (benefit)	$222	$(7)	$(339)

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,

	2010	2009

	(in millions)
Deferred tax assets:
Policy reserves	$1,309	$1,339
Net operating loss carryforwards	725	384
Net capital loss carryforwards	108	74
Tax credits	732	670
Unearned revenue	907	915
Deferred compensation	48	212
Federal interest deficiency	381	307
Dividends payable to policyholders	135	144
Securities and other investments	805	1
Other	97	245

Total deferred tax assets	5,247	4,291

Deferred tax liabilities:
Unrealized investment gains on securities	653	493
Deferred policy acquisition costs	2,503	2,367
Intangibles	1,134	1,213
Premiums receivable	56	42
Deferred sales inducements	124	132
Deferred gains	638	628
Securities and other investments	2,648	1,091
Other	256	80

Total deferred tax liabilities	8,012	6,046

Net deferred tax liabilities	$2,765	$1,755

At December 31, 2010, the Company had $2,070 million of operating loss carryforwards, which will expire between 2022 and 2025, and $309 million of capital loss carryforwards, which will expire between 2013 and 2014. The Company believes that it will realize the full benefit of its deferred tax assets.

F-40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

The Company received an income tax refund of $31 million in 2010 and made income tax payments of $4 million and $13 million in 2009 and 2008, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1996.

For MHDLLC, the Internal Revenue Service (“IRS”) completed its examinations and the appeals process for years 1998 through 2003, and the Company received income tax refunds for these years in April 2009 totaling $44 million, including interest. The IRS completed its examination of this group’s income tax returns for the years 2004 and 2005 in July 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of this group’s income tax returns for years 2006 and 2007 in November 2009.

For JHHLLC, the IRS completed its examinations for years 1996 through 1998 in September 2003. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. In June 2008, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the 1996 through 1998 examinations, and in December 2008, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2009, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency.

The IRS completed its examinations of this group’s income tax returns for the years 1999 through 2001 in October 2006. In August 2009, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the examinations, and in December 2009, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2010, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency.

The IRS completed its examination of this group’s income tax returns for the years 2002 through 2004 in August 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS examination for years 2005 and 2006 commenced in January 2010.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31

	2010	2009

	(in millions)
Beginning balance	$2,161	$1,869
Additions based on tax positions related to the current year	202	182
Additions for tax positions of prior years	177	349
Reductions for tax positions of prior years	(144)	(239)

Ending balance	$2,396	$2,161

Included in the balances as of December 31, 2010 and 2009, respectively, are $338 million and $356 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balances as of December 31, 2010 and 2009, respectively, are $2,058 million and $1,805 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate, but would accelerate the payment of taxes to an earlier period.

An estimate of the change in unrecognized tax benefits attributable to deductions for dividends received cannot be made at this time because there is no specific information available with respect to either the position that will be taken by the U.S. Treasury Department or the effective dates of the anticipated regulations.

F-41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2010, 2009, and 2008, the Company recognized approximately $166 million, $224 million, and $195 million in interest expense, respectively. The Company had approximately $1,044 million and $878 million accrued for interest as of December 31, 2010 and 2009, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2010, 2009, and 2008.

Note 6 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. Actual experience within the JHLICO closed block, in particular realized and unrealized losses, resulted in a reduction of the remaining policyholder dividend obligation to zero during the year ended December 31, 2008. The policyholder dividend obligation for the JHUSA closed block remains zero at December 31, 2010 and 2009.

F-42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2010	2009

	(in millions)
Liabilities
Future policy benefits	$8,443	$8,632
Policyholders’ funds	78	79
Policyholder dividends payable	184	202
Other closed block liabilities	587	526

Total closed block liabilities	$9,292	$9,439

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2010—$2,898; 2009—$3,084)	$3,094	$3,179
Mortgage loans on real estate	643	652
Investment real estate	655	656
Policy loans	1,550	1,619
Other invested assets	5	3

Total investments	5,947	6,109

Cash borrowings and cash equivalents	(168)	(244)
Accrued investment income	104	117
Amounts due from and held for affiliates	1,830	1,779
Other closed block assets	642	667

Total assets designated to the closed block	$8,355	$8,428

Excess of closed block liabilities over assets designated to the closed block	$937	$1,011
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $199 million and $142 million, respectively	370	264
Adjustment for deferred policy acquisition costs, net of deferred income tax benefit of $64 million and $46 million, respectively	(119)	(85)
Foreign currency translation adjustment	(85)	(67)

Total amounts included in accumulated other comprehensive income	166	112

Maximum future earnings to be recognized from closed block assets and liabilities	$1,103	$1,123

F-43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2010	2009	2008

	(in millions)
Revenues
Premiums	$597	$624	$647
Net investment income	415	455	473
Net realized investment and other gains (losses)	97	(35)	(9)

Total revenues	1,109	1,044	1,111

Benefits and Expenses
Benefits to policyholders	713	734	782
Policyholder dividends	367	392	411
Amortization of deferred policy acquisition costs	(28)	(76)	(218)
Other closed block operating costs and expenses	26	24	25

Total benefits and expenses	1,078	1,074	1,000

Revenues, net of benefits and expenses before income taxes	31	(30)	111
Income tax expense (benefit)	11	(11)	39

Revenues, net of benefits and expenses and income taxes	$20	$(19)	$72

Maximum future earnings from closed block assets and liabilities:

	Years ended December 31,
	2010	2009

	(in millions)
Beginning of period	$1,123	$1,127
Revenues, net of benefits and expenses and income taxes	(20)	19
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(23)

End of period	$1,103	$1,123

F-44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2010	2009

	(in millions)
Liabilities
Future policy benefits	$10,798	$10,916
Policyholders’ funds	1,501	1,511
Policyholder dividends payable	401	407
Other closed block liabilities	116	118

Total closed block liabilities	$12,816	$12,952

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2010—$6,530; 2009—$6,378)	$6,766	$6,456
Equity securities:
Available-for-sale—at fair value (cost: 2010—$9; 2009—$7)	12	8
Mortgage loans on real estate	2,105	1,928
Policy loans	1,500	1,533
Other invested assets	121	153

Total investments	10,504	10,078

Cash borrowings, cash, and cash equivalents	(38)	299
Accrued investment income	141	134
Other closed block assets	92	165

Total assets designated to the closed block	$10,699	$10,676

Excess of closed block liabilities over assets designated to the closed block	$2,117	$2,276
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $98 million and $28 million, respectively	183	53

Maximum future earnings to be recognized from closed block assets and liabilities	$2,300	$2,329

F-45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2010	2009	2008

	(in millions)
Revenues
Premiums	$621	$648	$699
Net investment income	585	588	581
Net realized investment and other gains (losses)	18	(12)	(118)

Total revenues	1,224	1,224	1,162

Benefits and Expenses
Benefits to policyholders	733	761	794
Policyholder dividends	439	461	478
Change in the policyholder dividend obligation	-	-	(62)
Other closed block operating costs and expenses	11	3	2

Total benefits and expenses	1,183	1,225	1,212

Revenues, net of benefits and expenses before income taxes	41	(1)	(50)
Income tax expense (benefit)	12	(2)	(17)

Revenues, net of benefits and expenses and income taxes	$29	$1	$(33)

Maximum future earnings from closed block assets and liabilities:

	Years ended December 31,
	2010	2009

	(in millions)
Beginning of period	$2,329	$2,372
Revenues, net of benefits and expenses and income taxes	(29)	(1)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(42)

End of period	$2,300	$2,329

F-46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2010	2009

	(in millions)
Short-term debt:
Current maturities of long-term debt	$7	$6

Long-term debt:
Surplus notes, 7.38% maturing in 2024 (1)	489	491
Variable rate notes payable, interest ranging from LIBOR plus 0.45% to LIBOR plus 3.15% due in varying amounts to 2019 (2)	222	-
Fixed rate notes payable, interest ranging from 6.1% to 13.84% due in varying amounts to 2016 (2)	149	15
Fair value adjustments related to interest rate swaps (1)	(15)	(16)

	845	490
Less current maturities of long-term debt	(7)	(6)

Total long-term debt	$838	$484

Consumer notes:
Notes payable, interest ranging from 0.83% to 6.25% due in varying amounts to 2036	$966	$1,205

(1)	As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. Under ASC 815, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.
(2)	As a result of the adoption of ASC 810 effective January 1, 2010, long-term debt at December 31, 2010 includes $222 million of variable rate notes and $129 million of fixed rate notes related to consolidated variable interest entities. For further information regarding the adoption of ASC 810, see Note 1 – Summary of Significant Accounting Policies.

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2011—$7 million; 2012—$162 million; 2013—$0 million; 2014—$35 million; 2015—$12 million; and thereafter—$629 million.

Interest expense on debt, included in other operating costs and expenses, was $47 million, $34 million, and $34 million in 2010, 2009, and 2008, respectively. Interest paid on debt was $47 million, $34 million, and $34 million in 2010, 2009, and 2008, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”).

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2011—$155 million; 2012—$109 million; 2013—$55 million; 2014—$233 million; 2015—$146 million; and thereafter—$268 million.

F-47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Debt and Line of Credit - (continued)

Interest expense on consumer notes, included in other operating costs and expenses, was $48 million, $47 million, and $104 million in 2010, 2009, and 2008, respectively. Interest paid amounted to $48 million, $50 million, and $104 million in 2010, 2009, and 2008, respectively.

Line of Credit

At December 31, 2010, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2010. At December 31, 2010, the Company had no outstanding borrowings under the agreement.

At December 31, 2010, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2014. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2010. At December 31, 2010, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Note 8 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. Under the terms of the agreement, the Company recorded a reduction of $3,640 million in premiums in the Consolidated Statements of Operations and recorded a modified coinsurance reserve adjustment of $3,640 million, which reduced benefits to policyholders in the Consolidated Statements of Operations for the year ended December 31, 2008.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis where the related financial assets remain invested at the Company and a modified coinsurance agreement. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance amounts withheld from JHRECO of $4,784 million and $4,147 million at December 31, 2010 and 2009, respectively, on the Company’s Consolidated Balance Sheets and recorded a reinsurance recoverable from JHRECO of $5,414 million and $4,749 million at December 31, 2010 and 2009, respectively, which was included with reinsurance recoverable on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $625 million, $644 million, and $656 million during the years ended December 31, 2010, 2009, and 2008, respectively. Claims incurred ceded to JHRECO were $652 million, $603 million, and $538 million during the years ended December 31, 2010, 2009, and 2008, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Under the terms of the agreement, the Company received initial consideration of $1,495 million, which was classified as unearned revenue. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was due to the Company on December 31, 2009, which was paid by MRBL on March 31, 2010. The Company recorded this amount as a receivable as of December 31, 2009. As a result of the amendment,

F-48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

the unearned revenue of $250 million as of September 30, 2009 was included with the balance of unearned revenue related to the initial consideration. These amounts are being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,563 million and $1,705 million as of December 31, 2010 and 2009, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. As of November 15, 2010, the agreement was amended to update the calculation of investment income. As of December 31, 2010 and 2009, respectively, the Company reported a reinsurance recoverable for ceded reserves and cost of reinsurance of $1,595 million and $1,681 million and a liability for coinsurance funds withheld of $72 million and $194 million on the Consolidated Balance Sheets. As of December 31, 2010, the Company reported a reinsurance settlement receivable from MRBL of $180 million, which was included with amounts due from and held for affiliates, and as of December 31, 2009, the Company reported a reinsurance settlement payable to MRBL of $261 million, which was included with amounts due to affiliates on the Consolidated Balance Sheets. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2010 and 2009 were $2,394 million and $2,290 million, respectively, and are accounted for as fixed maturities available-for-sale.

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $372 million, $394 million, and $374 million for the years ended December 31, 2010, 2009, and 2008, respectively. As of December 31, 2010 and 2009, the Company had amounts receivable from MFC and MLI of $1 million and amounts payable to MFC and MLI of $10 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

F-49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

Debt Transactions

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $110 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”) (formerly John Hancock Financial Holdings (Delaware), Inc.). The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $8 million, $8 million, and $2 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $295 million from JHIA. The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $21 million, $21 million, and $5 million for the years ended December 31, 2010, 2009, and 2008, respectively.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the “Original Note”). Interest on the Original Note accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 15, June 15, September 15, and December 15 and payable semi-annually on June 15 and December 15 of each year until December 15, 2011, and thereafter at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforesaid until payment in full. On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrues at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and September 15 of each year until payment in full. Pursuant to the merger of MHDLLC into JHHLLC, as discussed in Note 1, MHDLLC ceased to exist, and the loan was transferred to JHHLLC effective December 31, 2009. Interest expense was $1 million, $2 million, and $5 million for the years ended December 31, 2010, 2009, and 2008, respectively.

The issuance of the above surplus notes by the Company was approved by the Commissioner, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes were included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 50 basis points. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and the loan was transferred to MIC effective December 31, 2009. Interest income was $3 million, $4 million, and $3 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDLLC. The note was repaid on September 30, 2008. Interest was calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points. Interest expense was $13 million for the year ended December 31, 2008.

Capital Stock Transactions

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

On September 30, 2008, the Company issued two shares of common stock to MIC for $477 million in cash.

Other

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans. For additional information on the transfer, see Note 10 — Pension and Other Postretirement Benefit Plans.

On December 10, 2008, the Company issued a dividend in-kind of $460 million to JHFS as repayment on an outstanding loan.

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract

F-50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

deposits from affiliates of the Company. At December 31, 2010 and 2009, the Company managed approximately $7,233 million and $6,098 million of deposits from affiliates, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2010	2009

	(in millions)
The Manufacturers Investment Corporation	$48	$84
John Hancock Holdings (Delaware) LLC	102	40
Manulife Reinsurance Limited	22	197
Manulife Reinsurance (Bermuda) Limited	281	949
Manulife Hungary Holdings KFT	51	62
John Hancock Life Insurance Company of Vermont	25	52
John Hancock Reassurance Company Limited	20	482
John Hancock Insurance Agency, Inc.	69	6

Total	$618	$1,872

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company’s new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. Pursuant to the merger of JHLICO into JHUSA, as discussed in Note 1, those SignatureNotes became obligations of the Company. MFC continues to guarantee the SignatureNotes originally issued by JHLICO. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

F-51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

	December 31,
	2010	2009	2008

	(in millions)

Direct	$5,897	$5,680	$5,677

Assumed	1,198	1,384	1,221

Ceded	(3,173)	(3,118)	(6,817)

Net life, health, and annuity premiums earned	$3,922	$3,946	$81

For the years ended December 31, 2010, 2009, and 2008, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $4,433 million, $3,442 million, and $2,964 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 10 — Pension and Other Postretirement Benefit Plans

Prior to December 31, 2010, the Company accounted for its share of the qualified defined benefit plan, the non-qualified defined benefit plan, and the employee welfare plan as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC, the Company’s immediate parent, along with the associated net liabilities. The impact of the transfer on the Company’s December 31, 2010 Consolidated Balance Sheet was a decrease in total liabilities of $460 million, a decrease in additional paid-in capital of $13 million, and an increase in accumulated other comprehensive income of $473 million, net of tax.

As of the transfer date, the assets and liabilities of these plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the plans and will recognize its required contributions as net periodic benefit cost in its consolidated financial statements.

Prior to December 31, 2010, the Company sponsored a funded qualified defined benefit plan (the ‘Plan”) that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company’s funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010, 2009, and 2008, no contributions were made to the qualified plan.

F-52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Prior to December 31, 2010, the Company also sponsored an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

Prior to December 31, 2010, the Company’s funding policy for its non-qualified defined benefit plan was to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $31 million, $34 million, and $33 million in 2010, 2009, and 2008, respectively.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from JHFS to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The welfare plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company’s policy was to fund its other postretirement benefits in amounts at or below the annual tax qualified limits. The contribution for the other postretirement benefits was $48 million, $54 million, and $59 million in 2010, 2009, and 2008, respectively.

The Company participates in a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $8 million in 2010 and $7 million in both 2009 and 2008. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from JHFS to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. The expense for the defined contribution plans was $18 million, $19 million, and $19 million in 2010, 2009, and 2008, respectively.

The Company uses a December 31 measurement date to account for its pension and other postretirement benefit plans.

F-53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Obligations and Funded Status of Defined Benefit Plans

The amounts disclosed below represent the Company’s share of the pension and other postretirement benefit plans described above:

	Years ended December 31,
	Pension Benefits		Other Postretirement Benefits

	2010	2009	2010	2009

		(in millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$2,354	$2,237	$548	$573
Service cost	32	30	1	1
Interest cost	124	128	28	33
Participant contributions	-	-	4	5
Actuarial loss (gain)	132	132	4	(8)
Retiree drug subsidy	-	-	3	3
Benefits paid	(175)	(173)	(52)	(59)
Transfer of certain pension and postretirement benefit plans to Parent	(2,467)	-	(536)	-

Benefit obligation at end of year	$-	$2,354	$-	$548

Change in plan assets:
Fair value of plan assets at beginning of year	$1,843	$1,628	$306	$245
Actual return on plan assets	281	354	40	61
Employer contributions	32	34	48	54
Participant contributions	-	-	4	5
Benefits paid	(175)	(173)	(52)	(59)
Transfer of certain pension and postretirement benefit plans to Parent	(1,981)	-	(346)	-

Fair value of plan assets at end of year	$-	$1,843	$-	$306

Funded status at end of year	$-	$(511)	$-	$(242)

Amounts recognized on Consolidated Balance Sheets:
Assets	$-	$-	$-	$-
Liabilities	-	(511)	-	(242)

Net amount recognized	$-	$(511)	$-	$(242)

Amounts recognized in accumulated other comprehensive income:
Prior service cost	$(26)	$(29)	$-	$-
Net actuarial loss	735	739	19	29
Transfer of certain pension and postretirement benefit plans to Parent	(709)	-	(19)	-

Total	$-	$710	$-	$29

The accumulated benefit obligation for all defined benefit plans was $0 million and $2,329 million at December 31, 2010 and 2009, respectively.

The following table provides information for pension plans with accumulated benefit obligations in excess of plan assets:

	December 31,
	2010	2009

	(in millions)
Accumulated benefit obligation	$-	$2,329
Projected benefit obligation	-	2,354
Fair value of plan assets	-	1,843

F-54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Components of Net Periodic Benefit Cost

	Years ended December 31,
	Pension Benefits			Other Postretirement Benefits

	2010	2009	2008	2010	2009	2008

	(in millions)
Service cost	$32	$30	$ 30	$1	$1	$1
Interest cost	124	128	129	28	33	34
Expected return on plan assets	(161)	(175)	(181)	(26)	(26)	(26)
Amortization of prior service cost	(3)	(3)	(3)	-	-	-
Recognized actuarial loss	15	4	5	-	-	-

Net periodic benefit cost (income)	$7	$(16)	$ (20)	$3	$8	$9

Assumptions

Weighted–average assumptions used to determine benefit obligations were as follows:

	Years ended December 31,
	Pension Benefits		Other Postretirement Benefits

	2010	2009	2010	2009

Discount rate	N/A	5.50%	N/A	5.50%
Rate of compensation increase	N/A	4.35%	N/A	N/A
Health care cost trend rate for following year			N/A	8.50%
Ultimate trend rate			N/A	5.00%
Year ultimate rate reached			N/A	2028

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

	Years ended December 31,
	Pension Benefits			Other Postretirement Benefits

	2010	2009	2008	2010	2009	2008

Discount rate	5.50%	6.00%	6.00%	5.50%	6.00%	6.00%
Expected long-term return on plan assets	7.75%	8.00%	8.00%	7.75%	8.00%	8.00%
Rate of compensation increase	4.35%	4.10%	5.10%	N/A	N/A	N/A
Health care cost trend rate for following year				8.50%	8.50%	9.00%
Ultimate trend rate				5.00%	5.00%	5.00%
Year ultimate rate reached				2028	2016	2016

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

F-55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Assumed health care cost trend rates have a significant effect on the amounts reported for the postretirement healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point Increase	One-Percentage Point Decrease

	(in millions)
Effect on total service and interest costs in 2010	$1	$(1)
Effect on postretirement benefit obligation as of December 31, 2010	N/A	N/A

Plan Assets

The Company’s overall investment strategy was to achieve a mix of approximately 94% of investments for long-term growth and 6% for near-term benefit payments, with a wide diversification of asset types, fund strategies, and fund managers.

The target allocations for plan assets are 52% equity securities, 35% fixed income securities, and 13% to all other types of investments. Equity securities primarily include investments in large-cap, mid-cap, and small-cap companies primarily located in the United States. Fixed income securities include corporate bonds of companies from a diverse range of industries, mortgage-backed securities, and U.S. Treasuries. Other types of investments include investments in private equity funds and timber and agriculture investments that follow several different strategies.

Pension plan assets of $0 million and $702 million at December 31, 2010 and 2009, respectively, were investments managed by related parties. Welfare plan assets of $0 million and $185 million at December 31, 2010 and 2009, respectively, were investments in related parties.

The plans did not own any of the Company’s or MFC’s common stock at December 31, 2010 and 2009.

Fair Value Measurements

Following ASC 820 guidance, the Company categorizes its fair value measurements of pension and other postretirement benefit plan assets according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the plans’ valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. For additional information regarding the valuation hierarchy and the Company’s determination of fair value, see Note 14 – Fair Value of Financial Instruments.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments. Cash and cash equivalents are included in Level 1.

Domestic equity – Includes investments in separate accounts and common/collective trusts. Separate account fair values are determined by the fair value of the underlying assets. Underlying domestic equity assets are valued based on observable quoted prices in active markets, and these separate account investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

International equity – Includes investments in mutual funds and common/collective trusts. Mutual fund fair values are determined based upon observable net asset values (“NAV”), and these investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

F-56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Domestic fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying domestic fixed-income investments are valued based on observable quoted prices in active and inactive markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

International fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying international fixed-income investments are valued based on observable quoted prices in active markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

Private equity – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Private equity investments are included in Level 3.

Timber/Agriculture – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Timber/agriculture investments are included in Level 3.

401(h) account net assets – Fair values are determined based upon the fair values of the investments held in the Plan, as described above. The 401(h) account net assets are included in Level 1, Level 2, or Level 3.

The fair value of the Company’s pension plan assets at December 31, 2009, by asset category is as follows:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$26	$26	$-	$-
Equity
Domestic	783	331	452	-
International	268	108	160	-
Fixed income
Domestic (a)	437	142	215	80
International (b)	121	80	41	-
Other types of investments
Private equity (c)	129	-	-	129
Timber / agriculture (d)	79	-	-	79

Total assets at fair value	$1,843	$687	$868	$288

(a)	This category consists of approximately 40% corporate bonds from U.S. issuers in diverse industries, 18% invested in the general account of the Company, 13% mortgage-backed securities, 13% U.S. Treasuries and other government debt, 9% cash and other domestic fixed income investments, and 7% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.

F-57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The changes in Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2009 are summarized as follows:

	Domestic Fixed Income	Private Equity	Timber / Agriculture

	(in millions)
Balance at January 1, 2009	$73	$150	$72
Actual return on plan assets:
Relating to assets still held at the reporting date	18	(19)	6
Relating to assets sold during the period	-	5	2
Purchases, sales, and settlements (net)	(11)	(7)	(1)
Transfers into and/or out of Level 3	-	-	-

Balance at December 31, 2009	$80	$129	$79

The fair value of the Company’s other postretirement benefit plan assets at December 31, 2009, by asset category is as follows:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$23	$23	$-	$-
Equity
Domestic	129	14	115	-
International	22	11	11	-
Fixed income
Domestic (a)	124	24	98	2
International (b)	3	2	1	-
Other types of investments
Private equity (c)	3	-	-	3
Timber / agriculture (d)	2	-	-	2

Total assets at fair value	$306	$74	$225	$7

(a)	This category consists of approximately 44% corporate bonds from U.S. issuers in diverse industries, 27% mortgage-backed securities, 17% U.S. Treasuries and other government debt, 6% cash and other domestic fixed income investments, 4% sovereign debt, and 2% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.

The fair value of Level 3 assets measured on a recurring basis at December 31, 2009 was $7 million.

F-58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Risk Management Practices and Investment Goals

Investment allocation decisions for plan assets were made in accordance with the criteria and limitations set forth in the most recent Statement of Investment Policies and Procedures (the “Statement”), as amended and restated effective November 17, 2009. The Company relies on the Statement to set forth guidelines for adopting and maintaining certain funding policies in accordance with the provisions of ERISA and to ensure that the Plan maintains sufficient amounts to meet the obligations of the Plan as they come due.

The Company’s board of directors had delegated the fiduciary oversight responsibility of the Plan to the U.S. Benefits Committee (the “Committee”), which in turn, established and actively monitors specialized subcommittees to ensure continued prudent and effective management of the Plan. One such subcommittee, the Investment Committee, is responsible for diversification of plan assets to achieve a suitable combination of investment risk and rate of return for the exclusive benefit of plan participants and beneficiaries. In order to satisfy the Plan’s ongoing obligations and minimize the likelihood of a significant deterioration in the Plan’s funded status resulting from capital market activity, the Investment Committee retained an Investment Advisor, John Hancock Investment Management Services LLC, a subsidiary of the Company, to assist in the overall strategic investment direction of the fund.

Investment Policies and Strategies

The overall investment policies and strategies of the Plan were based on the guiding principle of diversification. Plan investments were allocated primarily between the major asset classes of fixed income and equity, with a relatively smaller proportion of investments in alternative asset classes. These investments fall into two broad categories within the context of the current asset allocation policy.

Liability-Hedging Assets – These assets consist primarily of fixed income investments, such as bonds, that generally have characteristics similar to pension liabilities, including predictable cash flows and comparable durations. In addition to capital preservation, the payment streams provided by liability-hedging assets are used to satisfy plan obligations as they become due.

Return-Seeking Assets – All non-fixed income investments, such as equities and certain alternative asset classes, fall into this category. In pursuing these investments, the Plan seeks to experience higher returns from appreciation in asset values. Historically, the long-term rate of return on equities has been higher than most investment grade fixed income securities. The increased yield comes at the expense of increased volatility and unpredictability in cash flows.

Permitted and Prohibited Investments

Plan investments were permitted to be made either directly, through pooled or mutual funds, or through insurance contracts, and both active and passive strategies have been used. In order to fulfill its fiduciary responsibility and to ensure that plan assets are invested prudently, the Committee has compiled a list of prohibited investments, as well as placed constraints on certain permitted investments. Moreover, the Plan was not permitted to borrow funds to acquire securities or otherwise deal in margin trading. Additional restrictions and constraints, by asset class, are outlined below.

Fixed Income

The Plan’s fixed income exposure was achieved through investments in separate accounts or mutual funds. For securities held in separate accounts, the combined market value of any individual investments, as a percentage of the aggregate market value of all fixed income investments, was not to exceed the maximum quality limits outlined below. Each mutual fund investment was governed by its own prospectus, and therefore not subject to these quality limits.

Investment Rating	Maximum Limit

AAA	100%
AA	90%
A	75%
BBB & Lower	50%
BB & Lower	8%

F-59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Equities

The Plan’s domestic and international equity investments were required to be fully diversified across sectors and countries at all times. In addition, the Plan was prohibited from acquiring more than 7.5% of the outstanding securities of any one company. The Plan was also prohibited from holding greater than 10% of its assets in the form of MFC stock.

Derivatives, Options, and Futures

The use of derivatives was permitted for the purpose of hedging investment risks, including market, interest rate, credit, liquidity, and currency risks. Derivatives may also have been used to replicate direct investments, in instances where the Plan would benefit from lower costs or transactional ease. Conversely, the use of derivatives to create leverage for speculative purposes was prohibited. The Plan was also required to hold cash and cash equivalents equal to the underlying market exposure of derivatives, net of margin funds. The Plan was permitted to invest in options and futures on any securities that were not specifically prohibited by the Statement, but it was prohibited from selling derivatives on securities it did not own.

Investments in Other Assets

Pursuant to the asset allocation policy, the Plan was permitted to make investments in alternative asset classes. The Plan was permitted to invest in private equity, power and infrastructure equity, timber and agricultural investments, but hedge funds were prohibited. The Investment Committee was required to approve any proposed investments in other assets that were not specifically permitted above.

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,824 million and $130 million, respectively, at December 31, 2010. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2011.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $24 million, $26 million, and $22 million for the years ended December 31, 2010, 2009, and 2008, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non- cancelable Operating Leases	Sub-lease Income

	(in millions)
2011	$48	$17
2012	42	17
2013	39	17
2014	29	14
2015	13	3
Thereafter	410	-

Total	$581	$68

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2010.

F-60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2010 and 2009, the Company increased this provision by $94 million and $186 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, the maximum after tax exposure including interest would be an additional estimated $218 million at December 31, 2010.

The Company owns an 80% interest in Phipps Tower Associates LLC, a limited liability company formed for the purpose of development, construction, leasing, and operation of Phipps Tower, an office building located in Atlanta, Georgia. The construction of Phipps Tower was completed in February 2010 and is currently in the leasing phase. Under an LLC agreement entered into by the Company with its partner developer, both parties have rights to a one-time put/call option when the project has achieved its stabilization stage, defined as when 85% of the gross rentable area of the building has been leased and the tenants under such leases have accepted delivery of the premises. At that time, the Company may exercise its call option to purchase the partner developer’s interest in the project, and the partner developer may exercise its put option and sell its interest to the Company. If on or before March 5, 2013 the stabilization stage has not been achieved, or stabilization has been achieved but options have not been exercised, the Company is obligated to purchase the partner developer’s entire interest (20%) in the project for the greater of the project cost or 95% of market value at the time of the buyout. The current estimated minimum amount that the Company would be required to pay is $7 million. This estimate is 20% of the $108 million cost of construction, net of $73 million of related loans payable.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

Note 12 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

F-61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2008	$577	$350	$27	$129	$1,083
Gross unrealized investment losses (net of deferred income tax benefit of $1,574 million)	(2,932)	-	-	-	(2,932)
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $101 million)	(187)	-	-	-	(187)
Adjustment for policyholder liabilities (net of deferred income tax expense of $87 million)	162	-	-	-	162
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $216 million)	403	-	-	-	403
Adjustment for policyholder dividend obligation (net of deferred income tax expense of $11 million)	20	-	-	-	20

Net unrealized investment losses	(2,534)	-	-	-	(2,534)
Foreign currency translation adjustment	-	-	(23)	-	(23)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(1)	(1)
Change in net actuarial loss (net of deferred income tax benefit of $359 million)	-	-	-	(666)	(666)
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $586 million)	-	1,086	-	-	1,086
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $17 million)	-	(31)	-	-	(31)

Balance at December 31, 2008	$(1,957)	$1,405	$4	$(538)	$(1,086)

F-62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2009	$(1,957)	$1,405	$4	$(538)	$(1,086)
Gross unrealized investment gains (net of deferred income tax expense of $1,883 million)	3,498	-	-	-	3,498
Reclassification adjustment for losses realized in net income (net of deferred income tax expense of $109 million)	202	-	-	-	202
Adjustment for policyholder liabilities (net of deferred income tax benefit of $67 million)	(126)	-	-	-	(126)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $354 million)	(658)	-	-	-	(658)

Net unrealized investment gains	2,916	-	-	-	2,916
Foreign currency translation adjustment	-	-	5	-	5
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $31 million)	-	-	-	60	60
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1 million)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $538 million)	-	(1,000)	-	-	(1,000)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $3 million)	-	(5)	-	-	(5)
Adoption of ASC 320, recognition of other-than-temporary impairments (net of deferred income tax benefit of $410 million)	(761)	-	-	-	(761)

Balance at December 31, 2009	$198	$400	$9	$(478)	$129

F-63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2010	$198	$400	$9	$(478)	$129
Gross unrealized investment gains (net of deferred income tax expense of $808 million)	1,501	-	-	-	1,501
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $313 million)	(582)	-	-	-	(582)
Adjustment for policyholder liabilities (net of deferred income tax expense of $23 million)	42	-	-	-	42
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $100 million)	(185)	-	-	-	(185)

Net unrealized investment gains	776	-	-	-	776
Foreign currency translation adjustment	-	-	(53)	-	(53)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $5 million)	-	-	-	9	9
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1 million)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $20 million)	-	(37)	-	-	(37)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $69 million)	-	(129)	-	-	(129)
Transfer of certain pension and postretirement benefit plans to Parent (net of deferred income tax expense of $255 million)	-	-	-	473	473

Balance at December 31, 2010	$974	$234	$(44)	$4	$1,168

F-64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	December 31,

	2010	2009	2008

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$1,852	$547	$(3,345)
Equity securities	360	249	(79)
Other investments	(5)	(3)	(91)

Total (1)	2,207	793	(3,515)

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(653)	(368)	458
Policyholder liabilities	(56)	(121)	49
Deferred income taxes	(524)	(106)	1,051

Total	(1,233)	(595)	1,558

Net unrealized investment gains (losses)	$974	$198	$(1,957)

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and John Hancock Life & Health Insurance Company, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, used the implied forward rates from the rolling average of the swap rates that have been observed over the past three years instead of the implied forward rates from the swap curve observed at December 31, 2008 for purposes of its C-3 Phase II calculation. The impact of using this approach was a $53 million decrease in JHUSA’s authorized control level risk-based capital as of December 31, 2008. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, recorded an increase in the net admitted deferred tax asset (“DTA”) instead of the deferred tax calculation required by prescribed statutory accounting practices. If the net admitted DTA was reflected on the statutory balance sheet based on prescribed practices, the DTA and statutory surplus at December 31, 2008 would both be decreased by $84 million. The permitted practice had no effect on statutory net income. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

The Company’s statutory net income (loss) for the years ended December 31, 2010, 2009, and 2008 was $35 million (unaudited), $(76) million, and $(2,407) million, respectively. The Company’s statutory capital and surplus as of December 31, 2010 and 2009 was $5,093 million (unaudited) and $5,012 million, respectively.

Unless approved by the Commissioner prior to payment, dividends to the shareholder shall be declared or paid only from the Company’s earned surplus. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the Company’s surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year.

F-65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the remaining international insurance operations, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment’s consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

Corporate and Other Segment. Primarily consists of the Company’s remaining international insurance operations, certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 6 — Closed Blocks.

F-66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$4,460	$2,765	$482	$7,707
Net investment income	2,619	1,710	238	4,567
Net realized investment and other gains (losses)	381	(202)	202	381
Inter-segment revenues	3	-	(3)	-

Revenues	$7,463	$4,273	$919	$12,655

Total net (loss) income	$(1,486)	$506	$103	$(877)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$158	$62	$(21)	$199
Carrying value of investments accounted for under the equity method	2,157	1,129	285	3,571
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	512	239	1	752
Goodwill impairment	1,600	-	-	1,600
Interest expense	-	-	47	47
Income tax expense	48	135	39	222
Segment assets	$82,106	$160,978	$22,944	$266,028

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2009
Revenues from external customers	$4,366	$2,652	$535	$7,553
Net investment income	2,265	1,624	457	4,346
Net realized investment and other losses	(732)	(1,103)	(2)	(1,837)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,899	$3,174	$989	$10,062

Total net (loss) income	$(258)	$412	$157	$311

Supplemental Information:
Equity in net income of investees accounted for under the equity method	$28	$9	$41	$78
Carrying value of investments accounted for under the equity method	1,622	1,123	314	3,059
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	308	898	5	1,211
Interest expense	-	-	34	34
Income tax (benefit) expense	(167)	63	97	(7)
Segment assets	$75,509	$149,336	$23,084	$247,929

F-67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2008
Revenues from external customers	$3,407	$(357)	$520	$3,570
Net investment income	2,300	1,578	563	4,441
Net realized investment and other gains (losses)	120	102	(445)	(223)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,827	$1,324	$637	$7,788

Total net income (loss)	$272	$(360)	$(223)	$(311)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$8	$26	$(38)	$(4)
Carrying value of investments accounted for under the equity method	1,418	991	438	2,847
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(362)	21	5	(336)
Interest expense	-	-	34	34
Income tax expense (benefit)	137	(413)	(63)	(339)

The Company operates primarily in the United States and has no reportable major customers. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

Location	Revenues	Income (Loss) Before Income Taxes	Long-Lived Assets	Assets

	(in millions)
2010
United States	$12,582	$(669)	$173	$265,908
Foreign — other	73	14	-	120

Total	$12,655	$(655)	$173	$266,028

2009
United States	$10,004	$290	$198	$247,786
Foreign — other	58	14	-	143

Total	$10,062	$304	$198	$247,929

2008
United States	$7,722	$(670)
Foreign — other	66	20

Total	$7,788	$(650)

F-68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,

	2010		2009

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale (1)	$60,470	$60,470	$53,569	$53,569
Held-for-trading	1,627	1,627	1,208	1,208
Equity securities:
Available-for-sale	588	588	558	558
Mortgage loans on real estate	13,343	14,301	12,623	13,252
Policy loans	5,050	5,050	4,949	4,949
Short-term investments	1,472	1,472	3,973	3,973
Cash and cash equivalents	2,772	2,772	4,915	4,915
Derivatives:
Interest rate swaps	2,721	2,721	1,840	1,840
Foreign currency swaps	210	210	242	242
Foreign currency forwards	33	33	43	43
Interest rate options	-	-	1	1
Equity market contracts	4	4	8	8
Embedded derivatives	1,504	1,504	1,711	1,711
Assets held in trust	2,394	2,394	2,290	2,290
Separate account assets	136,002	136,002	122,466	122,466

Total assets	$228,190	$229,148	$210,396	$211,025

Liabilities:
Consumer notes	$966	$983	$1,205	$1,234
Debt	845	839	490	463
Guaranteed investment contracts and funding agreements	1,833	1,850	2,701	2,760
Fixed-rate deferred and immediate annuities	8,971	8,866	9,255	8,696
Supplementary contracts without life contingencies	47	48	51	53
Derivatives:
Interest rate swaps	2,164	2,164	1,318	1,318
Foreign currency swaps	578	578	694	694
Foreign currency forwards	-	-	1	1
Equity market contracts	2	2	-	-
Embedded derivatives	1,214	1,214	1,327	1,327

Total liabilities	$16,620	$16,544	$17,042	$16,546

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,932 million and $2,012 million at December 31, 2010 and 2009, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at their expected internal rate of return.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

F-69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments – (continued)

ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured at Fair Value and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include mortgage loans, joint ventures, limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized.

•	Other Assets and Liabilities Not Reported at Fair Value – This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements – The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt – The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. As a result of the adoption of ASC 810 effective January 1, 2010, long-term debt at December 31, 2010 includes variable and fixed rate notes related to consolidated variable interest entities. The carrying value of this debt approximates fair value at December 31, 2010. For further information regarding the adoption of ASC 810, see Note 1 – Summary of Significant Accounting Policies.

The carrying values for commercial paper and short-term borrowings approximate fair value.

Fixed-rate deferred and immediate annuities – The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Assets and Liabilities Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

F-70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

• Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

F-71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain (“GMWB”) and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

F-72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

F-73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The following tables present the Company’s assets and liabilities that are measured at fair value on a recurring basis by fair value hierarchy level:

	December 31, 2010

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$41,199	$-	$37,898	$3,301
Commercial mortgage-backed securities	4,247	-	3,762	485
Residential mortgage-backed securities	460	-	10	450
Collateralized debt obligations	136	-	33	103
Other asset-backed securities	1,029	-	950	79
U.S. Treasury and agency securities	7,841	-	7,841	-
Obligations of states and political subdivisions	4,027	-	3,619	408
Debt securities issued by foreign governments	1,531	-	1,531	-

Total fixed maturities available-for-sale	60,470	-	55,644	4,826

Fixed maturities held-for-trading:
Corporate debt securities	1,177	8	1,133	36
Commercial mortgage-backed securities	224	-	209	15
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	66	-	65	1
U.S. Treasury and agency securities	101	-	101	-
Obligations of states and political subdivisions	51	-	51	-
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,627	8	1,561	58

Equity securities available-for-sale	588	588	-	-
Short-term investments	1,472	-	1,472	-
Derivative assets (2):
Interest rate swaps	2,721	-	2,652	69
Foreign currency swaps	210	-	210	-
Foreign currency forwards	33	-	33	-
Equity market contracts	4	-	-	4
Embedded derivatives (3):
Reinsurance contracts	7	-	7	-
Benefit guarantees	1,497	-	-	1,497
Assets held in trust (4)	2,394	913	1,420	61
Separate account assets (5)	136,002	130,884	2,092	3,026

Total assets at fair value	$207,025	$132,393	$65,091	$9,541

Liabilities:
Derivative liabilities (2):
Interest rate swaps	$2,164	$-	$2,156	$8
Foreign currency swaps	578	-	534	44
Equity market contracts	2	-	-	2
Embedded derivatives (3):
Reinsurance contracts	660	-	660	-
Participating pension contracts	98	-	98	-
Benefit guarantees	456	-	-	456

Total liabilities at fair value	$3,958	$-	$3,448	$510

F-74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$42,505	$-	$39,889	$2,616
Commercial mortgage-backed securities	4,474	-	4,039	435
Residential mortgage-backed securities	476	-	16	460
Collateralized debt obligations	135	-	57	78
Other asset-backed securities	1,242	-	1,151	91
U.S. Treasury and agency securities	1,968	-	1,968	-
Obligations of states and political subdivisions	1,491	-	1,261	230
Debt securities issued by foreign governments	1,278	-	1,213	65

Total fixed maturities available-for-sale	53,569	-	49,594	3,975

Fixed maturities held-for-trading:
Corporate debt securities	898	-	882	16
Commercial mortgage-backed securities	216	-	206	10
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	21	-	20	1
U.S. Treasury and agency securities	29	-	29	-
Obligations of states and political subdivisions	26	-	23	3
Debt securities issued by foreign governments	13	-	-	13

Total fixed maturities held-for-trading	1,208	-	1,161	47

Equity securities available-for-sale	558	558	-	-
Short-term investments	3,973	-	3,973	-
Derivative assets (2)	2,134	-	2,074	60
Embedded derivatives (3)	1,711	-	8	1,703
Assets held in trust (4)	2,290	624	1,666	-
Separate account assets (5)	122,466	116,875	2,494	3,097

Total assets at fair value	$187,909	$118,057	$60,970	$8,882

Liabilities:
Derivative liabilities (2)	$2,013	$-	$1,987	$26
Embedded derivatives (3)	1,327	-	688	639

Total liabilities at fair value	$3,340	$-	$2,675	$665

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,932 million and $2,012 million at December 31, 2010 and 2009, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at their expected internal rate of return.
(2)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward in the following table.
(3)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(4)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.
(5)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

F-75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2010 and 2009 are summarized as follows:

		Net realized/unrealized gains (losses) included in:				Transfers
	Balance at January 1, 2010	Earnings (1)		AOCI (2)	Purchases, issuances, and settlements (net)	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2010	Change in unrealized gains (losses) included in earnings on instruments still held

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$2,616	$(50)		$223	$80	$733	$(301)	$3,301	$-
Commercial mortgage-backed securities	435	1		105	(54)	-	(2)	485	-
Residential mortgage-backed securities	460	(22)		131	(119)	-	-	450	-
Collateralized debt obligations	78	(3)		39	(11)	-	-	103	-
Other asset-backed securities	91	(4)		14	(22)	-	-	79	-
Obligations of states and political subdivisions	230	-		(6)	247	342	(405)	408	-
Debt securities issued by foreign governments	65	-		(65)	-	-	-	-	-

Total fixed maturities available-for-sale	3,975	(78)		441	121	1,075	(708)	4,826	-

Fixed maturities held-for-trading:
Corporate debt securities	16	15		-	4	2	(1)	36	15
Commercial mortgage-backed securities	10	5		-	-	-	-	15	5
Residential mortgage-backed securities	3	-		-	-	-	-	3	1
Collateralized debt obligations	1	2		-	-	-	-	3	2
Other asset-backed securities	1	-		-	-	-	-	1	-
Obligations of states and political subdivisions	3	-		-	3	-	(6)	-	-
Debt securities issued by foreign governments	13	(13)		-	-	-	-	-	(13)

Total fixed maturities held-for-trading	47	9		-	7	2	(7)	58	10

Net derivatives	34	15		(30)	-	-	-	19	19
Net embedded derivatives	1,064	(23	) (4)	-	-	-	-	1,041	(23)
Assets held in trust	-	1		3	(10)	68	(1)	61	3
Separate account assets (5)	3,097	(13)		5	(125)	62	-	3,026	10

Total	$8,217	$(89)		$419	$(7)	$1,207	$(716)	$9,031	$19

F-76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

		Net realized/unrealized gains (losses) included in:
	Balance at January 1, 2009	Earnings (1)		AOCI (2)	Purchases, issuances, and settlements (net)	Net transfers into and out of Level 3 (3)	Balance at December 31, 2009	Change in unrealized gains (losses) included in earnings on instruments still held

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$1,792	$80		$482	$(67)	$329	$2,616	$-
Commercial mortgage-backed securities	446	(2)		100	(90)	(19)	435	-
Residential mortgage-backed securities	624	(87)		149	(230)	4	460	-
Collateralized debt obligations	88	(6)		6	(10)	-	78	-
Other asset-backed securities	299	3		29	(252)	12	91	-
Obligations of states and political subdivisions	1	-		(6)	315	(80)	230	-
Debt securities issued by foreign governments	62	-		4	(1)	-	65	-

Total fixed maturities available-for-sale	3,312	(12)		764	(335)	246	3,975	-

Fixed maturities held-for-trading:
Corporate debt securities	16	2		-	(2)	-	16	1
Commercial mortgage-backed securities	7	3		-	-	-	10	3
Residential mortgage-backed securities	3	1		-	(1)	-	3	1
Collateralized debt obligations	1	-		-	-	-	1	-
Other asset-backed securities	2	-		-	(1)	-	1	-
Obligations of states and political subdivisions	-	(1)		-	4	-	3	(1)
Debt securities issued by foreign governments	12	1		-	-	-	13	1

Total fixed maturities held-for-trading	41	6		-	-	-	47	5

Net derivatives	195	(38)		(12)	-	(111)	34	(32)
Net embedded derivatives	1,516	(452	) (4)	-	-	-	1,064	(452)
Separate account assets (5)	2,972	(493)		(1)	619	-	3,097	(389)

Total	$8,036	$(989)		$751	$284	$135	$8,217	$(868)

(1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
(2)	This amount is included in accumulated other comprehensive income on the Consolidated Balance Sheets.
(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in benefits to policyholders on the Consolidated Statements of Operations.
(5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

F-77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as mortgage loans, joint ventures, and limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. The Company recorded a goodwill impairment of $1,600 million during the year ended December 31, 2010, and the fair value measurement was classified as Level 3. For additional information regarding the impairment, see Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2010	$1,600	$1,307	$146	$3,053
Impairment	(1,600)	-	-	(1,600)

Balance at December 31, 2010	$-	$1,307	$146	$1,453

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2009	$1,600	$1,307	$146	$3,053
Impairment	-	-	-	-

Balance at December 31, 2009	$1,600	$1,307	$146	$3,053

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairment was reflective of the decrease in the expected future earnings for this business. The fair value was determined primarily using an earnings-based approach, which incorporated the segment’s in-force and new business embedded value using internal forecasts of revenue and expense. There were no impairments recorded in 2009, and there were no accumulated impairment losses at December 31, 2009.

F-78

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Value of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

	December 31,
	2010	2009

	(in millions)
Balance, beginning of year	$2,171	$2,564
Amortization	(66)	(15)
Change in unrealized investment gains and losses	(146)	(342)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(36)

Balance, end of year	$1,959	$2,171

The following table provides estimated future amortization (net of tax) for the periods indicated:

VOBA Amortization
(in millions)
2011	$94
2012	87
2013	82
2014	68
2015	67

Other Intangible Assets

Other intangible asset balances were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2010
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	48	349
Other investment management contracts	64	28	36

Total	$1,361	$76	$1,285

December 31, 2009
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Subject to amortization:
Distribution networks	397	37	360
Other investment management contracts	64	25	39

Total	$1,356	$62	$1,294

Amortization expense (net of tax) for other intangible assets was $9 million, $9 million, and $8 million for the years ended December 31, 2010, 2009, and 2008, respectively. Amortization expense (net of tax) for other intangible assets is expected to be approximately $10 million in 2011, $11 million in 2012, $11 million in 2013, $12 million in 2014, and $11 million in 2015.

F-79

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as separate account assets with an equivalent amount reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Consolidated Statements of Operations. For the years ended December 31, 2010 and 2009, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2010	2009

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$7,648	$6,969
Net amount at risk related to deposits	156	208
Average attained age of contract holders	51	50

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional Guaranteed Minimum Withdrawal Benefit (“GMWB”) rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

F-80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

	December 31,
	2010	2009

	(in millions, except for ages and percents)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$25,630	$23,472
Net amount at risk- net of reinsurance	140	312
Average attained age of contract holders	65	64

Return of net deposits plus a minimum return
In the event of death
Account value	$702	$744
Net amount at risk- net of reinsurance	318	354
Average attained age of contract holders	70	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$29,399	$28,414
Net amount at risk- net of reinsurance	485	843
Average attained age of contract holders	65	64

Guaranteed Minimum Income Benefit
Account value	$6,276	$6,293
Net amount at risk- net of reinsurance	41	54
Average attained age of contract holders	64	63

Guaranteed Minimum Withdrawal Benefit
Account value	$39,034	$35,595
Net amount at risk	782	1,012
Average attained age of contract holders	64	63

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2010	2009

	(in billions)
Type of Fund
Equity	$30	$28
Balanced	23	22
Bond	7	7
Money Market	2	2

Total	$62	$59

F-81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2010	$253	$209	$663	$1,125
Incurred guarantee benefits	(100)	(60)	-	(160)
Other reserve changes	72	28	(156)	(56)

Balance at December 31, 2010	225	177	507	909
Reinsurance recoverable	(78)	(1,120)	(421)	(1,619)

Net balance at December 31, 2010	$147	$(943)	$86	$(710)

Balance at January 1, 2009	$454	$442	$2,890	$3,786
Incurred guarantee benefits	(153)	(144)	-	(297)
Other reserve changes	(48)	(89)	(2,227)	(2,364)

Balance at December 31, 2009	253	209	663	1,125
Reinsurance recoverable	(104)	(1,177)	(548)	(1,829)

Net balance at December 31, 2009	$149	$(968)	$115	$(704)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2010 and 2009:

•	Data used included 1,000 stochastically generated investment performance scenarios. For ASC 815 calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.8% to 41.5% for GMDB and 0.3% to 41.5% for GMIB and GMWB.

•

The discount rates used in the ASC 944 calculations range from 6.4% to 7%. The discount rates used in the ASC 815 calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

F-82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

	December 31,
	2010	2009

	(in millions)
Balance, beginning of year	$9,186	$9,419
Capitalization	1,228	1,579
Amortization	(664)	(1,119)
Change in unrealized investment gains and losses	(98)	(704)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	11

Balance, end of year	$9,652	$9,186

The balance of and changes in deferred sales inducements as of and for the years ended December 31, were as follows:

	December 31,
	2010	2009

	(in millions)
Balance, beginning of year	$379	$427
Capitalization	12	63
Amortization	(22)	(77)
Change in unrealized investment gains and losses	(15)	(12)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(22)

Balance, end of year	$354	$379

Note 18 — Share-Based Payments

The Company participates in the stock compensation plans of MFC and uses the Black-Scholes option-pricing model to estimate the value of stock options granted to employees. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. GAAP, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Under MFC’s Executive Stock Option Plan (“ESOP”), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the higher of the prior day or prior five-day average closing market price of MFC’s common shares on the Toronto Stock Exchange on the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants Deferred Share Units (“DSUs”) to certain employees under the ESOP. These DSUs vest over a three-year period, and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC’s common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs.

In addition, for certain new employees and pursuant to the deferred compensation program, MFC grants DSUs under the ESOP, which entitle the holder to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. In 2010, 17,000 DSUs were issued to certain new hires, which vest over a maximum period of five years. No such DSUs were issued in 2009 or 2008.

In 2010, 2009, and 2008, 35,000, 56,000, and 217,000 DSUs, respectively, were issued to certain employees who elected to defer receipt of all or part of their annual bonus. These DSUs vested immediately upon grant. Also, in 2010 and 2008, 20,000 and 269,000 DSUs were issued to certain employees who elected to defer payment of all or part of their restricted share units and/or performance share units. In 2009, no DSUs were granted to certain employees to defer payment of all or part of their restricted share units since the restricted share units scheduled to vest in 2009 did so without any payment value. Restricted share units and performance share units are discussed below. These DSUs also vested immediately upon grant.

F-83

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 18 — Share-Based Payments - (continued)

Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director’s retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors.

The Company recorded compensation expense for stock options granted of $8 million, $9 million, and $9 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan (“GSOP”) for its eligible employees. Under the GSOP, qualifying employees can choose to apply up to 5% of their annual base earnings toward the purchase of common shares of MFC. MFC matches a percentage of the employee’s eligible contributions up to a maximum amount. MFC’s contributions vest immediately. All contributions are used by the GSOP’s trustee to purchase common shares in the open market. The Company’s compensation expense related to the GSOP was $1 million for each of the three years ended December 31, 2010, 2009, and 2008.

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit (“RSU”) Plan. For the years ended December 31, 2010, 2009, and 2008, 3.0 million, 3.8 million, and 1.8 million RSUs, respectively, were granted to certain eligible employees under this plan. For the year ended December 31, 2009, 0.6 million Special RSUs and for the years ended December 31, 2010 and 2009, 0.7 million and 1.5 million Performance Share Units (“PSUs”), respectively, were granted to eligible employees under this plan. There were no Special RSUs granted in 2010, and no Special RSUs or PSUs granted in 2008. Each RSU/Special RSU/PSU entitles the recipient to receive payment equal to the market value of one common share, plus credited dividends, at the time of vesting, subject to any performance conditions.

For the years ended December 31, 2010, 2009, and 2008, the Company granted 1.4 million, 2.0 million, and 0.7 million RSUs, respectively, to certain eligible employees. RSUs granted in 2010 vest 25% on the first anniversary and 75% on the date that is 34 months from the grant date. RSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. RSUs granted prior to 2009 vest three years from the grant date. The related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to RSUs was $22 million, $14 million, and $24 million for the years ended December 31, 2010, 2009, and 2008, respectively.

For the year ended December 31, 2009, the Company granted 0.3 million Special RSUs to certain eligible employees. Special RSUs vest on the date that is 22 months from the grant date, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. No Special RSUs were granted in 2010 or 2008. The Company’s compensation expense related to Special RSUs was $2 million for each of the two years ended December 31, 2010 and 2009.

For the years ended December 31, 2010 and 2009, the Company granted 0.2 million and 0.4 million PSUs, respectively, to certain eligible employees. PSUs granted in 2010 vest 25% on the first anniversary and 75% on the date that is 34 months from the grant date. PSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. Both grants are subject to performance conditions that are equally weighted over their respective performance periods, and the related compensation expense is recognized over these periods, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. No PSUs were granted in 2008. The Company’s compensation expense related to PSUs was $2 million and $3 million for the years ended December 31, 2010 and 2009, respectively.

F-84

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 19 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2010 consolidated financial statements through the date on which the consolidated financial statements were issued. The Company did not have any subsequent events requiring disclosure.

F-85

John Hancock Variable Life Account S of John Hancock Life Insurance Company (U.S.A.)

Audited Financial Statements

Year ended December 31, 2010 with Report of Independent Registered Public Accounting Firm

John Hancock Variable Life Account S

Audited Financial Statements

Year ended December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Variable Life Account S of John Hancock Life Insurance Company (U.S.A.)

“Active” sub-accounts

500 Index Trust B	International Value Trust
Active Bond Trust	Investment Quality Bond Trust
All Cap Core Trust	Large Cap Trust
All Cap Value Trust	Large Cap Value Trust
Alpha Opportunities Trust	Lifestyle Aggressive Trust
American Asset Allocation Trust	Lifestyle Balanced Trust
American Blue Chip Income and Growth Trust	Lifestyle Conservative Trust
American Bond Trust	Lifestyle Growth Trust
American Fundamental Holdings Trust	Lifestyle Moderate Trust
American Global Diversification Trust	Mid Cap Index Trust
American Growth Trust	Mid Cap Stock Trust
American Growth-Income Trust	Mid Value Trust
American International Trust	Money Market Trust B
American New World Trust	Natural Resources Trust
Balanced Trust	Optimized All Cap Trust
Blue Chip Growth Trust	Optimized Value Trust
Capital Appreciation Trust	Real Estate Securities Trust
Capital Appreciation Value Trust	Real Return Bond Trust
Core Allocation Plus Trust	Science & Technology Trust
Core Bond Trust	Short Term Government Income Trust
Core Diversified Growth & Income Trust	Small Cap Growth Trust
Core Strategy Trust	Small Cap Index Trust
Disciplined Diversification Trust	Small Cap Opportunities Trust
Emerging Markets Value Trust	Small Cap Value Trust
Equity-Income Trust	Small Company Value Trust
Financial Services Trust	Smaller Company Growth Trust
Franklin Templeton Founding Allocation Trust	Strategic Income Opportunities Trust
Fundamental Value Trust	Total Bond Market Trust B
Global Bond Trust	Total Return Trust
Global Trust	Total Stock Market Index Trust
Health Sciences Trust	Utilities Trust
High Yield Trust	Value Trust
International Core Trust	All Asset Portfolio
International Equity Index Trust A	Brandes International Equity Trust
International Equity Index Trust B	Business Opportunity Value Trust
International Opportunities Trust	Frontier Capital Appreciation Trust
International Small Company Trust	Large Cap Growth Trust

4

Report of Independent Registered Public Accounting Firm

“Closed” sub-accounts

All Cap Growth Trust	Strategic Bond Trust
Overseas Equity Trust	U.S. Government Securities Trust
Pacific Rim Trust	U.S. High Yield Bond Trust
Short-Term Bond Trust

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Variable Life Account S (the “Account”), comprised of the active sub-accounts as of December 31, 2010, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Variable Life Account S at December 31, 2010, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 31, 2011

5

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2010

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B - 22,945,558 shares (cost $341,504,939)	$360,474,718
Active Bond Trust - 4,266,192 shares (cost $40,246,009)	41,424,723
All Cap Core Trust - 12,757 shares (cost $190,348)	211,254
All Cap Growth Trust	—
All Cap Value Trust - 989,974 shares (cost $6,588,555)	8,236,583
Alpha Opportunities Trust - 2,073 shares (cost $29,859)	31,827
American Asset Allocation Trust - 99,231 shares (cost $1,010,326)	1,092,536
American Blue Chip Income and Growth Trust - 182,346 shares (cost $2,279,953)	2,069,630
American Bond Trust - 105,211 shares (cost $1,259,960)	1,270,950
American Fundamental Holdings Trust - 2,454 shares (cost $23,969)	25,377
American Global Diversification Trust - 73,937 shares (cost $767,832)	771,166
American Growth Trust - 2,347,712 shares (cost $30,060,643)	36,694,737
American Growth-Income Trust - 388,657 shares (cost $5,010,082)	5,787,098
American International Trust - 2,059,909 shares (cost $29,288,428)	33,638,319
American New World Trust - 318,674 shares (cost $4,143,870)	4,381,765
Balanced Trust - 1,769 shares (cost $26,687)	28,902
Blue Chip Growth Trust - 4,296,623 shares (cost $74,251,971)	86,877,719
Capital Appreciation Trust - 3,967,326 shares (cost $33,393,303)	39,435,220
Capital Appreciation Value Trust - 208,641 shares (cost $2,461,344)	2,397,291
Core Allocation Plus Trust - 6,539 shares (cost $66,125)	71,212
Core Bond Trust - 671,828 shares (cost $8,970,281)	9,163,732
Core Diversified Growth & Income Trust - 5,601 shares (cost $65,672)	67,888
Core Strategy Trust - 57,077 shares (cost $722,692)	723,163
Disciplined Diversification Trust - 70,038 shares (cost $789,109)	862,872
Emerging Markets Value Trust - 2,128,466 shares (cost $28,234,755)	34,012,886
Equity-Income Trust - 9,399,888 shares (cost $132,832,888)	130,000,445
Financial Services Trust - 201,483 shares (cost $2,042,756)	2,381,529
Franklin Templeton Founding Allocation Trust - 114,479 shares (cost $1,062,801)	1,139,066
Fundamental Value Trust - 448,791 shares (cost $5,336,036)	6,404,245
Global Bond Trust - 2,918,825 shares (cost $37,374,295)	37,594,467
Global Trust - 331,264 shares (cost $4,627,403)	4,793,395
Health Sciences Trust - 571,325 shares (cost $7,730,308)	8,912,677
High Yield Trust - 4,698,325 shares (cost $34,332,648)	27,626,152
International Core Trust - 981,651 shares (cost $11,112,249)	9,561,277
International Equity Index Trust A - 480,462 shares (cost $5,394,073)	5,309,106
International Equity Index Trust B - 7,842,237 shares (cost $129,223,948)	124,926,838
International Opportunities Trust - 910,637 shares (cost $10,724,170)	11,455,808
International Small Company Trust - 972,031 shares (cost $8,886,680)	10,206,328
International Value Trust - 4,728,033 shares (cost $53,831,455)	56,878,234
Investment Quality Bond Trust - 848,025 shares (cost $9,368,820)	9,557,245
Large Cap Trust - 148,399 shares (cost $1,735,135)	1,829,762
Large Cap Value Trust - 852,333 shares (cost $13,377,768)	14,165,771
Lifestyle Aggressive Trust - 900,806 shares (cost $7,043,235)	7,521,733
Lifestyle Balanced Trust - 6,276,659 shares (cost $61,255,489)	73,813,515
Lifestyle Conservative Trust - 387,513 shares (cost $4,636,445)	4,878,794
Lifestyle Growth Trust - 3,934,350 shares (cost $47,009,391)	44,969,615

6

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2010

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Lifestyle Moderate Trust - 254,679 shares (cost $2,905,270)	$3,061,241
Mid Cap Index Trust - 1,128,161 shares (cost $16,913,718)	20,002,299
Mid Cap Stock Trust - 2,538,985 shares (cost $33,016,543)	36,028,199
Mid Value Trust - 3,569,774 shares (cost $33,837,130)	39,553,092
Money Market Trust B - 156,122,272 shares (cost $156,122,272)	156,122,272
Natural Resources Trust - 2,224,495 shares (cost $22,479,423)	27,939,662
Optimized All Cap Trust - 4,062,911 shares (cost $54,968,118)	52,533,441
Optimized Value Trust - 102,999 shares (cost $1,158,408)	1,012,479
Overseas Equity Trust	—
Pacific Rim Trust	—
Real Estate Securities Trust - 4,459,928 shares (cost $49,552,670)	50,397,185
Real Return Bond Trust - 1,116,425 shares (cost $13,465,607)	12,771,902
Science & Technology Trust - 302,424 shares (cost $4,021,591)	5,132,130
Short Term Government Income Trust - 2,226,762 shares (cost $28,809,759)	28,769,763
Short-Term Bond Trust	—
Small Cap Growth Trust - 4,640,758 shares (cost $43,312,241)	47,103,696
Small Cap Index Trust - 1,183,060 shares (cost $14,478,309)	16,574,673
Small Cap Opportunities Trust - 590,992 shares (cost $9,796,815)	11,506,613
Small Cap Value Trust - 4,080,472 shares (cost $65,825,135)	76,957,701
Small Company Value Trust - 323,500 shares (cost $4,457,009)	5,509,197
Smaller Company Growth Trust - 111,028 shares (cost $1,801,311)	1,954,089
Strategic Bond Trust	—
Strategic Income Opportunities Trust - 558,385 shares (cost $8,064,976)	7,800,643
Total Bond Market Trust B - 4,433,123 shares (cost $44,663,367)	44,996,196
Total Return Trust - 8,127,871 shares (cost $113,898,179)	117,041,343
Total Stock Market Index Trust - 1,839,804 shares (cost $19,233,806)	21,544,102
U.S. Government Securities Trust	—
U.S. High Yield Bond Trust	—
Utilities Trust - 1,491,594 shares (cost $15,770,098)	17,302,489
Value Trust - 608,211 shares (cost $8,291,684)	10,090,228

Sub-accounts invested in Outside Trust Portfolios:
All Asset Portfolio - 1,946,857 shares (cost $19,696,737)	$21,532,237
Brandes International Equity Trust - 8,513,501 shares (cost $122,814,095)	99,778,235
Business Opportunity Value Trust - 2,399,355 shares (cost $23,022,335)	24,713,352
Frontier Capital Appreciation Trust - 2,165,545 shares (cost $45,432,308)	56,174,234
Large Cap Growth Trust - 2,481,437 shares (cost $35,222,379)	40,273,728

Total assets	$2,317,853,991

Contract Owners’ Equity

Variable universal life insurance contracts	$2,317,853,991

See accompanying notes.

7

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B		Active Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$5,946,675	$6,852,098	$3,050,930	$2,532,018

Total investment income	5,946,675	6,852,098	3,050,930	2,532,018
Expenses:
Mortality and expense risk	222,118	207,707	58,086	57,238

Net investment income (loss)	5,724,557	6,644,391	2,992,844	2,474,780

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(4,148,657)	(17,822,185)	265,481	(1,161,896)

Realized gains (losses)	(4,148,657)	(17,822,185)	265,481	(1,161,896)
Unrealized appreciation (depreciation) during the period	46,193,317	85,176,345	1,818,034	6,651,576

Net increase (decrease) in assets from operations	47,769,217	73,998,551	5,076,359	7,964,460

Changes from principal transactions:
Transfer of net premiums	8,393,779	10,383,263	1,398,643	1,386,370
Transfer on terminations	(15,902,859)	(26,226,741)	(3,062,974)	(5,077,735)
Transfer on policy loans	(375,877)	(604,309)	67,560	(124,077)
Net interfund transfers	(32,342,968)	(20,356,966)	1,151,547	(3,179,285)

Net increase (decrease) in assets from principal transactions	(40,227,925)	(36,804,753)	(445,224)	(6,994,727)

Total increase (decrease) in assets	7,541,292	37,193,798	4,631,135	969,733

Assets, beginning of period	352,933,426	315,739,628	36,793,588	35,823,855

Assets, end of period	$360,474,718	$352,933,426	$41,424,723	$36,793,588

(c)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 3, 2010.

See accompanying notes.

8

Sub-Account
All Asset Portfolio		All Cap Core Trust		All Cap Growth Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (c)	Year Ended Dec. 31/09

$1,413,087	$1,083,904	$2,159	$1,299	$1,679	$4,833

1,413,087	1,083,904	2,159	1,299	1,679	4,833

6,994	3,234	624	115	485	1,221

1,406,093	1,080,670	1,535	1,184	1,194	3,612

—	—	—	—	—	—
(5,149)	(2,248,401)	(6,430)	(542)	(40,948)	(56,034)

(5,149)	(2,248,401)	(6,430)	(542)	(40,948)	(56,034)
1,040,534	3,778,343	29,980	10,994	71,733	196,100

2,441,478	2,610,612	25,085	11,636	31,979	143,678

235,833	171,494	17,493	8,138	24,583	33,809
(447,353)	(577,778)	(45,011)	(1,041)	(5,308)	(28,456)
(701,434)	(716)	(13,010)	—	—	—
443,864	3,235,705	119,930	55,291	(742,615)	55,356

(469,090)	2,828,705	79,402	62,388	(723,340)	60,709

1,972,388	5,439,317	104,487	74,024	(691,361)	204,387

19,559,849	14,120,532	106,767	32,743	691,361	486,974

$21,532,237	$19,559,849	$211,254	$106,767	—	$691,361

9

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust		Alpha Opportunities Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Income:
Dividend income distribution	$31,975	$41,660	$130	—

Total investment income	31,975	41,660	130	—
Expenses:
Mortality and expense risk	11,446	9,555	—	—

Net investment income (loss)	20,529	32,105	130	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	2,987	—
Net realized gains (losses)	16,944	(1,015,941)	(13)	13

Realized gains (losses)	16,944	(1,015,941)	2,974	13
Unrealized appreciation (depreciation) during the period	1,232,297	2,692,864	1,968	—

Net increase (decrease) in assets from operations	1,269,770	1,709,028	5,072	13

Changes from principal transactions:
Transfer of net premiums	96,518	131,958	—	—
Transfer on terminations	(242,945)	(201,980)	(289)	(16)
Transfer on policy loans	(76,428)	25,336	—	—
Net interfund transfers	(532,689)	711,095	27,044	3

Net increase (decrease) in assets from principal transactions	(755,544)	666,409	26,755	(13)

Total increase (decrease) in assets	514,226	2,375,437	31,827	—

Assets, beginning of period	7,722,357	5,346,920	—	—

Assets, end of period	$8,236,583	$7,722,357	$31,827	—

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
(t)	Fund available in prior year but no activity.

See accompanying notes.

10

Sub-Account
American Asset Allocation Trust		American Blue Chip Income and Growth Trust		American Bond Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$16,287	$10,064	$25,641	$26,969	$33,585	$70,909

16,287	10,064	25,641	26,969	33,585	70,909

—	—	843	638	6,392	9,215

16,287	10,064	24,798	26,331	27,193	61,694

165	1,598	—	111,001	—	—
40,345	26,962	(131,638)	(334,945)	(34,416)	(54,578)

40,510	28,560	(131,638)	(223,944)	(34,416)	(54,578)
(5,086)	87,297	331,349	600,945	164,984	306,014

51,711	125,921	224,509	403,332	157,761	313,130

48,066	54,519	92,095	95,784	43,814	148,687
(54,205)	(164,187)	(90,173)	(352,294)	(1,656,739)	(170,095)
—	—	(35,282)	19,665	(23,057)	—
483,624	547,087	(55,694)	272,773	(30,712)	299,176

477,485	437,419	(89,054)	35,928	(1,666,694)	277,768

529,196	563,340	135,455	439,260	(1,508,933)	590,898

563,340	—	1,934,175	1,494,915	2,779,883	2,188,985

$1,092,536	$563,340	$2,069,630	$1,934,175	$1,270,950	$2,779,883

11

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Fundamental Holdings Trust		American Global Diversification Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Income:
Dividend income distribution	$374	$102	$14,249	$641

Total investment income	374	102	14,249	641
Expenses:
Mortality and expense risk	53	16	1,207	2,202

Net investment income (loss)	321	86	13,042	(1,561)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	16	1	44,670	77,922

Realized gains (losses)	16	1	44,670	77,922
Unrealized appreciation (depreciation) during the period	996	412	3,679	(345)

Net increase (decrease) in assets from operations	1,333	499	61,391	76,016

Changes from principal transactions:
Transfer of net premiums	300	250	4,420	5,183
Transfer on terminations	(88)	(6)	(22,819)	(31,779)
Transfer on policy loans	—	—	—	—
Net interfund transfers	17,111	5,978	688,943	(10,189)

Net increase (decrease) in assets from principal transactions	17,323	6,222	670,544	(36,785)

Total increase (decrease) in assets	18,656	6,721	731,935	39,231

Assets, beginning of period	6,721	—	39,231	—

Assets, end of period	$25,377	$6,721	$771,166	$39,231

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

See accompanying notes.

12

Sub-Account
American Growth Trust		American Growth-Income Trust		American International Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$111,735	$68,401	$60,966	$78,619	$521,160	$266,011

111,735	68,401	60,966	78,619	521,160	266,011

17,249	14,234	8,301	6,860	16,841	14,570

94,486	54,167	52,665	71,759	504,319	251,441

—	3,565,331	—	253,826	—	4,854,924
(1,671,528)	(7,256,136)	(23,341)	(567,331)	(1,077,900)	(6,689,570)

(1,671,528)	(3,690,805)	(23,341)	(313,505)	(1,077,900)	(1,834,646)
6,740,366	12,667,787	455,253	1,943,239	2,888,791	10,522,214

5,163,324	9,031,149	484,577	1,701,493	2,315,210	8,939,009

1,913,939	1,161,164	162,646	175,582	652,259	529,719
(2,562,748)	(1,925,932)	(885,525)	(201,279)	(1,599,697)	(1,889,119)
5,762	43,003	(198,497)	(1,519)	(32,355)	137,278
(339,122)	7,763,548	(1,204,152)	3,062,159	4,581,301	1,053,240

(982,169)	7,041,783	(2,125,528)	3,034,943	3,601,508	(168,882)

4,181,155	16,072,932	(1,640,951)	4,736,436	5,916,718	8,770,127

32,513,582	16,440,650	7,428,049	2,691,613	27,721,601	18,951,474

$36,694,737	$32,513,582	$5,787,098	$7,428,049	$33,638,319	$27,721,601

13

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American New World Trust		Balanced Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)	Year Ended Dec. 31/10 (t)
Income:
Dividend income distribution	$47,759	$6,989	$232

Total investment income	47,759	6,989	232
Expenses:
Mortality and expense risk	801	56	—

Net investment income (loss)	46,958	6,933	232

Realized gains (losses) on investments:
Capital gain distributions	—	—	427
Net realized gains (losses)	126,923	22,112	314

Realized gains (losses)	126,923	22,112	741
Unrealized appreciation (depreciation) during the period	149,647	88,248	2,216

Net increase (decrease) in assets from operations	323,528	117,293	3,189

Changes from principal transactions:
Transfer of net premiums	49,177	37,826	850
Transfer on terminations	(123,807)	(17,893)	(220)
Transfer on policy loans	(3,697)	—	—
Net interfund transfers	3,407,654	591,684	25,083

Net increase (decrease) in assets from principal transactions	3,329,327	611,617	25,713

Total increase (decrease) in assets	3,652,855	728,910	28,902

Assets, beginning of period	728,910	—	—

Assets, end of period	$4,381,765	$728,910	$28,902

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
(t)	Fund available in prior year but no activity.

See accompanying notes.

14

Sub-Account
Blue Chip Growth Trust		Brandes International Equity Trust		Business Opportunity Value Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$72,501	$129,825	$3,161,714	$2,277,499	$187,304	$195,086

72,501	129,825	3,161,714	2,277,499	187,304	195,086

142,990	133,831	2,890	2,782	720	306

(70,489)	(4,006)	3,158,824	2,274,717	186,584	194,780

—	—	—	—	—	—
476,315	(1,977,587)	(12,679,030)	(21,921,285)	(2,659,657)	(3,027,256)

476,315	(1,977,587)	(12,679,030)	(21,921,285)	(2,659,657)	(3,027,256)
11,564,068	26,903,427	13,439,104	40,850,124	4,108,497	8,164,604

11,969,894	24,921,834	3,918,898	21,203,556	1,635,424	5,332,128

3,868,862	3,583,022	4,089,455	5,245,937	1,401,759	2,471,225
(6,454,235)	(7,103,987)	(5,044,917)	(5,740,010)	(1,648,809)	(1,762,561)
(73,332)	(69,970)	(84,664)	(369,817)	(70,275)	65,909
(675,552)	(4,101,837)	(7,644,101)	(12,270,232)	(3,606,107)	(87,951)

(3,334,257)	(7,692,772)	(8,684,227)	(13,134,122)	(3,923,432)	686,622

8,635,637	17,229,062	(4,765,329)	8,069,434	(2,288,008)	6,018,750

78,242,082	61,013,020	104,543,564	96,474,130	27,001,360	20,982,610

$86,877,719	$78,242,082	$99,778,235	$104,543,564	$24,713,352	$27,001,360

15

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Trust		Capital Appreciation Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$67,352	$87,814	$34,750	$28,006

Total investment income	67,352	87,814	34,750	28,006
Expenses:
Mortality and expense risk	53,418	43,372	—	—

Net investment income (loss)	13,934	44,442	34,750	28,006

Realized gains (losses) on investments:
Capital gain distributions	—	—	256,007	6,844
Net realized gains (losses)	(27,349)	(1,271,829)	(4,845)	611

Realized gains (losses)	(27,349)	(1,271,829)	251,162	7,455
Unrealized appreciation (depreciation) during the period	4,220,305	10,785,159	(69,304)	11,588

Net increase (decrease) in assets from operations	4,206,890	9,557,772	216,608	47,049

Changes from principal transactions:
Transfer of net premiums	1,554,653	1,533,621	37,548	26,399
Transfer on terminations	(1,857,049)	(1,786,041)	(46,850)	(4,549)
Transfer on policy loans	(130,795)	48,108	1,249	—
Net interfund transfers	1,013,770	4,021,079	650,554	1,448,855

Net increase (decrease) in assets from principal transactions	580,579	3,816,767	642,501	1,470,705

Total increase (decrease) in assets	4,787,469	13,374,539	859,109	1,517,754

Assets, beginning of period	34,647,751	21,273,212	1,538,182	20,428

Assets, end of period	$39,435,220	$34,647,751	$2,397,291	$1,538,182

(aj)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.
(t)	Fund available in prior year but no activity.

See accompanying notes.

16

Sub-Account
Classic Value Trust	Core Allocation Plus Trust	Core Bond Trust
Year Ended Dec. 31/09 (aj)	Year Ended Dec. 31/10 (t)	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$23,946	$776	$255,832	$198,672

23,946	776	255,832	198,672

269	—	6,061	5,150

23,677	776	249,771	193,522

—	970	88,870	—
(2,245,062)	(3)	228,118	48,312

(2,245,062)	967	316,988	48,312
2,138,334	5,087	135,294	122,318

(83,051)	6,830	702,053	364,152

13,628	5,262	69,167	178,452
(27,375)	(1,383)	(580,180)	(171,229)
—	—	(63,020)	8,921
(2,279,029)	60,503	(972,939)	5,842,210

(2,292,776)	64,382	(1,546,972)	5,858,354

(2,375,827)	71,212	(844,919)	6,222,506

2,375,827	—	10,008,651	3,786,145

—	$71,212	$9,163,732	$10,008,651

17

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Diversified Growth & Income Trust	Core Equity Trust
	Year Ended Dec. 31/10 (t)	Year Ended Dec. 31/09 (ak)
Income:
Dividend income distribution	$1,003	$15,079

Total investment income	1,003	15,079
Expenses:
Mortality and expense risk	—	29

Net investment income (loss)	1,003	15,050

Realized gains (losses) on investments:
Capital gain distributions	—	—
Net realized gains (losses)	39	(1,249,792)

Realized gains (losses)	39	(1,249,792)
Unrealized appreciation (depreciation) during the period	2,217	1,242,913

Net increase (decrease) in assets from operations	3,259	8,171

Changes from principal transactions:
Transfer of net premiums	—	31,080
Transfer on terminations	(788)	(37,893)
Transfer on policy loans	—	(17)
Net interfund transfers	65,417	(972,360)

Net increase (decrease) in assets from principal transactions	64,629	(979,190)

Total increase (decrease) in assets	67,888	(971,019)

Assets, beginning of period	—	971,019

Assets, end of period	$67,888	—

(t)	Fund available in prior year but no activity.
(ak)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.
(au)	Renamed on May 4, 2009. Previously known as Index Allocation Trust; available in prior year but no activity.
(ax)	Terminated as an investment option and funds transferred to Money Market Trust B on December 29, 2009.

See accompanying notes.

18

Sub-Account
Core Strategy Trust		CSI Equity Trust	Disciplined Diversification Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/09 (ax)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)

$15,902	$457	—	$13,290	$26,497

15,902	457	—	13,290	26,497

—	—	—	—	—

15,902	457	—	13,290	26,497

—	—	—	—	9,076
143	1,223	(67,324)	63,975	24

143	1,223	(67,324)	63,975	9,100
(794)	1,265	40,294	101,617	(27,854)

15,251	2,945	(27,030)	178,882	7,743

—	1,959	3,256	7,635	4,151
(1,070)	(89)	(104,478)	(20,726)	(2,364)
—	—	—	32,678	—
683,505	20,662	(22,851)	(702,268)	1,357,141

682,435	22,532	(124,073)	(682,681)	1,358,928

697,686	25,477	(151,103)	(503,799)	1,366,671

25,477	—	151,103	1,366,671	—

$723,163	$25,477	—	$862,872	$1,366,671

19

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Markets Value Trust		Emerging Small Company Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (al)
Income:
Dividend income distribution	$375,107	$13,217	—

Total investment income	375,107	13,217	—
Expenses:
Mortality and expense risk	9,825	2,271	110

Net investment income (loss)	365,282	10,946	(110)

Realized gains (losses) on investments:
Capital gain distributions	562,418	10,613	—
Net realized gains (losses)	1,754,073	(1,095,267)	(41,506)

Realized gains (losses)	2,316,491	(1,084,654)	(41,506)
Unrealized appreciation (depreciation) during the period	2,391,446	6,594,555	119,480

Net increase (decrease) in assets from operations	5,073,219	5,520,847	77,864

Changes from principal transactions:
Transfer of net premiums	812,082	535,646	48,656
Transfer on terminations	(1,089,805)	(313,098)	(14,410)
Transfer on policy loans	(82,938)	(1,264)	(120)
Net interfund transfers	14,189,974	3,731,194	(364,525)

Net increase (decrease) in assets from principal transactions	13,829,313	3,952,478	(330,399)

Total increase (decrease) in assets	18,902,532	9,473,325	(252,535)

Assets, beginning of period	15,110,354	5,637,029	252,535

Assets, end of period	$34,012,886	$15,110,354	—

(al)	Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.

See accompanying notes.

20

Sub-Account
Equity-Income Trust		Financial Services Trust		Franklin Templeton Founding Allocation Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$2,354,679	$2,351,881	$8,104	$17,325	$41,905	$52,887

2,354,679	2,351,881	8,104	17,325	41,905	52,887

164,880	139,866	1,793	1,975	—	—

2,189,799	2,212,015	6,311	15,350	41,905	52,887

—	—	—	—	—	—
(9,616,554)	(16,857,418)	(431,341)	(189,883)	51,756	(799)

(9,616,554)	(16,857,418)	(431,341)	(189,883)	51,756	(799)
25,369,218	39,248,769	719,475	895,519	68,552	8,973

17,942,463	24,603,366	294,445	720,986	162,213	61,061

4,566,357	5,411,463	89,766	107,391	22,697	21,643
(8,952,769)	(7,646,287)	(71,035)	(180,776)	(49,587)	(5,474)
(600,839)	(669,980)	(22,633)	4,940	—	—
(5,728,281)	(8,116,238)	(576,069)	608,493	(465,608)	1,383,852

(10,715,532)	(11,021,042)	(579,971)	540,048	(492,498)	1,400,021

7,226,931	13,582,324	(285,526)	1,261,034	(330,285)	1,461,082

122,773,514	109,191,190	2,667,055	1,406,021	1,469,351	8,269

$130,000,445	$122,773,514	$2,381,529	$2,667,055	$1,139,066	$1,469,351

21

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Frontier Capital Appreciation Trust		Fundamental Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$107,283	$19,328	$70,967	$51,859

Total investment income	107,283	19,328	70,967	51,859
Expenses:
Mortality and expense risk	1,555	1,425	4,605	4,261

Net investment income (loss)	105,728	17,903	66,362	47,598

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(1,024,261)	(9,058,639)	(208,484)	(806,907)

Realized gains (losses)	(1,024,261)	(9,058,639)	(208,484)	(806,907)
Unrealized appreciation (depreciation) during the period	12,483,826	26,597,627	910,510	2,259,785

Net increase (decrease) in assets from operations	11,565,293	17,556,891	768,388	1,500,476

Changes from principal transactions:
Transfer of net premiums	1,787,369	2,474,289	280,568	390,171
Transfer on terminations	(3,596,560)	(2,781,426)	(396,962)	(514,653)
Transfer on policy loans	(59,437)	(343,952)	(72,623)	(2,603)
Net interfund transfers	(4,319,347)	(6,326,247)	(401,667)	694,918

Net increase (decrease) in assets from principal transactions	(6,187,975)	(6,977,336)	(590,684)	567,833

Total increase (decrease) in assets	5,377,318	10,579,555	177,704	2,068,309

Assets, beginning of period	50,796,916	40,217,361	6,226,541	4,158,232

Assets, end of period	$56,174,234	$50,796,916	$6,404,245	$6,226,541

(am)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 16, 2009.
(an)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.

See accompanying notes.

22

Sub-Account
Global Allocation Trust	Global Bond Trust		Global Real Estate Trust
Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (an)

$1,649	$1,330,934	$3,773,272	$267,172

1,649	1,330,934	3,773,272	267,172

427	33,245	30,960	—

1,222	1,297,689	3,742,312	267,172

—	—	4,154,386	—
(3,329,040)	(1,171,408)	(2,282,835)	(227,064)

(3,329,040)	(1,171,408)	1,871,551	(227,064)
6,133,843	3,463,266	(1,771,784)	1,124

2,806,025	3,589,547	3,842,079	41,232

211,568	1,127,349	1,349,082	13,845
(324,160)	(3,936,359)	(2,209,069)	(5,753)
—	166,390	(24,630)	—
(12,769,815)	850,119	(20,258)	(302,939)

(12,882,407)	(1,792,501)	(904,875)	(294,847)

(10,076,382)	1,797,046	2,937,204	(253,615)

10,076,382	35,797,421	32,860,217	253,615

—	$37,594,467	$35,797,421	—

23

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Trust		Health Sciences Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$72,390	$22,634	—	—

Total investment income	72,390	22,634	—	—
Expenses:
Mortality and expense risk	604	344	8,827	7,278

Net investment income (loss)	71,786	22,290	(8,827)	(7,278)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	58,936
Net realized gains (losses)	(58,966)	(126,092)	(92,335)	(448,042)

Realized gains (losses)	(58,966)	(126,092)	(92,335)	(389,106)
Unrealized appreciation (depreciation) during the period	358,320	531,764	1,246,340	1,750,485

Net increase (decrease) in assets from operations	371,140	427,962	1,145,178	1,354,101

Changes from principal transactions:
Transfer of net premiums	491,302	509,775	224,550	242,263
Transfer on terminations	(154,709)	(55,701)	(434,371)	(396,284)
Transfer on policy loans	—	1,804	(19,365)	(2,901)
Net interfund transfers	2,549,324	(540,670)	402,849	1,985,578

Net increase (decrease) in assets from principal transactions	2,885,917	(84,792)	173,663	1,828,656

Total increase (decrease) in assets	3,257,057	343,170	1,318,841	3,182,757

Assets, beginning of period	1,536,338	1,193,168	7,593,836	4,411,079

Assets, end of period	$4,793,395	$1,536,338	$8,912,677	$7,593,836

(ao)	Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.

See accompanying notes.

24

Sub-Account
High Yield Trust		Income & Value Trust	International Core Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$9,992,714	$2,236,814	$1,800	$172,901	$243,339

9,992,714	2,236,814	1,800	172,901	243,339

20,675	17,271	265	1,796	1,657

9,972,039	2,219,543	1,535	171,105	241,682

—	—	—	—	303,930
920,588	(1,831,371)	(309,363)	(105,398)	(2,149,621)

920,588	(1,831,371)	(309,363)	(105,398)	(1,845,691)
(8,423,627)	7,597,485	297,055	644,385	3,604,795

2,469,000	7,985,657	(10,773)	710,092	2,000,786

843,843	612,208	44,605	100,363	746,734
(4,022,389)	(1,140,336)	(7,979)	(276,965)	(2,171,698)
907,054	(24,863)	—	(91)	14,704
5,439,783	3,736,450	(596,112)	(1,472,316)	1,058,413

3,168,291	3,183,459	(559,486)	(1,649,009)	(351,847)

5,637,291	11,169,116	(570,259)	(938,917)	1,648,939

21,988,861	10,819,745	570,259	10,500,194	8,851,255

$27,626,152	$21,988,861	—	$9,561,277	$10,500,194

25

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Equity Index Trust A	International Equity Index Trust B
	Year Ended Dec. 31/10 (a)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$102,940	$2,958,849	$3,925,592

Total investment income	102,940	2,958,849	3,925,592
Expenses:
Mortality and expense risk	3,040	102,543	91,870

Net investment income (loss)	99,900	2,856,306	3,833,722

Realized gains (losses) on investments:
Capital gain distributions	965,622	—	1,947,145
Net realized gains (losses)	(559,892)	(3,190,759)	(14,306,717)

Realized gains (losses)	405,730	(3,190,759)	(12,359,572)
Unrealized appreciation (depreciation) during the period	(84,967)	13,159,994	43,082,544

Net increase (decrease) in assets from operations	420,663	12,825,541	34,556,694

Changes from principal transactions:
Transfer of net premiums	128,573	2,288,055	2,744,152
Transfer on terminations	(171,299)	(5,329,572)	(4,779,443)
Transfer on policy loans	2,235	(159,279)	(191,246)
Net interfund transfers	4,928,934	(4,837,736)	(14,629,684)

Net increase (decrease) in assets from principal transactions	4,888,443	(8,038,532)	(16,856,221)

Total increase (decrease) in assets	5,309,106	4,787,009	17,700,473

Assets, beginning of period	—	120,139,829	102,439,356

Assets, end of period	$5,309,106	$124,926,838	$120,139,829

(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.
(ap)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.
(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

See accompanying notes.

26

Sub-Account
International Opportunities Trust		International Small Cap Trust	International Small Company Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)

$156,418	$95,090	$141,668	$244,321	$50,329

156,418	95,090	141,668	244,321	50,329

5,881	5,257	4,866	5,264	1,188

150,537	89,833	136,802	239,057	49,141

—	—	1,253,179	—	—
(942,941)	(3,799,729)	(4,891,839)	21,327	(50,626)

(942,941)	(3,799,729)	(3,638,660)	21,327	(50,626)
2,253,212	6,357,460	5,956,918	1,463,809	(144,162)

1,460,808	2,647,564	2,455,060	1,724,193	(145,647)

484,470	716,396	291,284	533,133	334,069
(519,112)	(1,471,346)	(377,026)	(518,654)	(44,476)
(48,989)	11,534	(124,123)	(74,419)	—
(74,897)	(604,050)	(7,065,398)	1,924,923	6,473,206

(158,528)	(1,347,466)	(7,275,263)	1,864,983	6,762,799

1,302,280	1,300,098	(4,820,203)	3,589,176	6,617,152

10,153,528	8,853,430	4,820,203	6,617,152	—

$11,455,808	$10,153,528	—	$10,206,328	$6,617,152

27

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Value Trust		Investment Quality Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$1,094,603	$196,315	$493,271	$422,828

Total investment income	1,094,603	196,315	493,271	422,828
Expenses:
Mortality and expense risk	60,762	12,972	12,145	5,046

Net investment income (loss)	1,033,841	183,343	481,126	417,782

Realized gains (losses) on investments:
Capital gain distributions	—	332,107	—	—
Net realized gains (losses)	(1,787,165)	(992,703)	202,005	1,078

Realized gains (losses)	(1,787,165)	(660,596)	202,005	1,078
Unrealized appreciation (depreciation) during the period	5,117,763	2,767,562	(13,647)	670,331

Net increase (decrease) in assets from operations	4,364,439	2,290,309	669,484	1,089,191

Changes from principal transactions:
Transfer of net premiums	1,941,685	519,953	273,493	258,608
Transfer on terminations	(2,617,959)	(557,523)	(577,262)	(387,242)
Transfer on policy loans	(101,686)	(955)	190,846	(520)
Net interfund transfers	43,649,746	807,377	117,895	2,654,572

Net increase (decrease) in assets from principal transactions	42,871,786	768,852	4,972	2,525,418

Total increase (decrease) in assets	47,236,225	3,059,161	674,456	3,614,609

Assets, beginning of period	9,642,009	6,582,848	8,882,789	5,268,180

Assets, end of period	$56,878,234	$9,642,009	$9,557,245	$8,882,789

(aw)	Renamed on November 16, 2009. Previously known as Turner Core Growth Trust.

See accompanying notes.

28

Sub-Account
Large Cap Growth Trust		Large Cap Trust		Large Cap Value Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$139,691	$217,064	$17,119	$12,736	$171,354	$186,605

139,691	217,064	17,119	12,736	171,354	186,605

2,057	1,484	1,426	1,440	8,420	8,170

137,634	215,580	15,693	11,296	162,934	178,435

—	—	—	—	—	—
(3,905,203)	(7,256,202)	41,313	(158,815)	(802,241)	(2,539,417)

(3,905,203)	(7,256,202)	41,313	(158,815)	(802,241)	(2,539,417)
11,231,623	17,526,448	144,718	339,685	1,993,092	3,771,584

7,464,054	10,485,826	201,724	192,166	1,353,785	1,410,602

1,755,454	2,287,275	82,734	98,441	775,101	786,272
(2,567,289)	(2,403,268)	(155,719)	(174,098)	(1,327,405)	(529,651)
(240,731)	(619,011)	—	—	(140,236)	(2,364)
(3,331,774)	(5,822,220)	976,610	20,812	1,340,521	672,146

(4,384,340)	(6,557,224)	903,625	(54,845)	647,981	926,403

3,079,714	3,928,602	1,105,349	137,321	2,001,766	2,337,005

37,194,014	33,265,412	724,413	587,092	12,164,005	9,827,000

$40,273,728	$37,194,014	$1,829,762	$724,413	$14,165,771	$12,164,005

29

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Aggressive Trust		Lifestyle Balanced Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$136,440	$65,707	$1,968,911	$3,138,022

Total investment income	136,440	65,707	1,968,911	3,138,022
Expenses:
Mortality and expense risk	9,492	9,236	152,351	135,311

Net investment income (loss)	126,948	56,471	1,816,560	3,002,711

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	46,956
Net realized gains (losses)	(658,451)	(957,203)	1,543,670	(4,028,250)

Realized gains (losses)	(658,451)	(957,203)	1,543,670	(3,981,294)
Unrealized appreciation (depreciation) during the period	1,603,072	2,739,756	4,742,421	17,124,526

Net increase (decrease) in assets from operations	1,071,569	1,839,024	8,102,651	16,145,943

Changes from principal transactions:
Transfer of net premiums	811,522	708,562	4,734,128	4,772,617
Transfer on terminations	(573,745)	(406,508)	(12,028,699)	(6,110,094)
Transfer on policy loans	(5,995)	44	(47,682)	(530,961)
Net interfund transfers	(871,844)	60,793	(7,482,148)	13,082,740

Net increase (decrease) in assets from principal transactions	(640,062)	362,891	(14,824,401)	11,214,302

Total increase (decrease) in assets	431,507	2,201,915	(6,721,750)	27,360,245

Assets, beginning of period	7,090,226	4,888,311	80,535,265	53,175,020

Assets, end of period	$7,521,733	$7,090,226	$73,813,515	$80,535,265

See accompanying notes.

30

Sub-Account
Lifestyle Conservative Trust		Lifestyle Growth Trust		Lifestyle Moderate Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$129,976	$199,992	$1,040,308	$1,320,630	$79,805	$82,479

129,976	199,992	1,040,308	1,320,630	79,805	82,479

794	198	75,181	61,993	2,536	1,095

129,182	199,794	965,127	1,258,637	77,269	81,384

—	8,494	—	—	—	—
28,194	(88,603)	(1,792,459)	(2,555,148)	(11,468)	(63,950)

28,194	(80,109)	(1,792,459)	(2,555,148)	(11,468)	(63,950)
290,068	587,175	6,258,355	12,497,350	194,164	289,326

447,444	706,860	5,431,023	11,200,839	259,965	306,760

466,461	436,450	3,703,628	3,489,122	219,485	158,800
(573,721)	(433,452)	(2,015,253)	(4,036,686)	(212,114)	(89,306)
(59)	(9,284)	67,471	(179,230)	(39,436)	12,073
579,903	388,178	(6,959,661)	1,096,294	911,369	499,572

472,584	381,892	(5,203,815)	369,500	879,304	581,139

920,028	1,088,752	227,208	11,570,339	1,139,269	887,899

3,958,766	2,870,014	44,742,407	33,172,068	1,921,972	1,034,073

$4,878,794	$3,958,766	$44,969,615	$44,742,407	$3,061,241	$1,921,972

31

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Index Trust		Mid Cap Intersection Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (aq)
Income:
Dividend income distribution	$195,395	$152,295	$210

Total investment income	195,395	152,295	210
Expenses:
Mortality and expense risk	7,554	6,204	124

Net investment income (loss)	187,841	146,091	86

Realized gains (losses) on investments:
Capital gain distributions	—	194,213	—
Net realized gains (losses)	(605,600)	(1,999,969)	282,576

Realized gains (losses)	(605,600)	(1,805,756)	282,576
Unrealized appreciation (depreciation) during the period	3,979,034	5,853,891	14,983

Net increase (decrease) in assets from operations	3,561,275	4,194,226	297,645

Changes from principal transactions:
Transfer of net premiums	932,233	872,999	9,493
Transfer on terminations	(1,583,801)	(1,521,129)	(65,486)
Transfer on policy loans	29,293	45,590	(173)
Net interfund transfers	462,723	1,109,229	(263,465)

Net increase (decrease) in assets from principal transactions	(159,552)	506,689	(319,631)

Total increase (decrease) in assets	3,401,723	4,700,915	(21,986)

Assets, beginning of period	16,600,576	11,899,661	21,986

Assets, end of period	$20,002,299	$16,600,576	—

(aq)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.
(ar)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.

See accompanying notes.

32

Sub-Account
Mid Cap Stock Trust		Mid Cap Value Trust	Mid Value Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$27	—	$60,443	$795,930	$215,076

27	—	60,443	795,930	215,076

48,409	44,474	1,516	44,498	33,735

(48,382)	(44,474)	58,927	751,432	181,341

—	—	—	142,586	—
(723,396)	(7,279,831)	(3,790,291)	(827,707)	(5,388,186)

(723,396)	(7,279,831)	(3,790,291)	(685,121)	(5,388,186)
7,686,406	15,509,731	3,941,882	5,737,526	17,538,321

6,914,628	8,185,426	210,518	5,803,837	12,331,476

1,104,841	1,469,236	137,628	1,045,952	1,420,426
(2,926,486)	(2,806,356)	(81,158)	(3,505,229)	(2,159,855)
(23,329)	(369,527)	7,776	(180,262)	(81,217)
(3,807,002)	(2,219,054)	(5,121,314)	(2,261,040)	923,487

(5,651,976)	(3,925,701)	(5,057,068)	(4,900,579)	102,841

1,262,652	4,259,725	(4,846,550)	903,258	12,434,317

34,765,547	30,505,822	4,846,550	38,649,834	26,215,517

$36,028,199	$34,765,547	—	$39,553,092	$38,649,834

33

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Money Market Trust B		Natural Resources Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$80,470	$1,653,799	$172,481	$222,785

Total investment income	80,470	1,653,799	172,481	222,785
Expenses:
Mortality and expense risk	119,575	923,641	18,300	16,098

Net investment income (loss)	(39,105)	730,158	154,181	206,687

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	5,970,651
Net realized gains (losses)	—	—	(829,770)	(15,023,775)

Realized gains (losses)	—	—	(829,770)	(9,053,124)
Unrealized appreciation (depreciation) during the period	—	—	3,807,099	17,317,512

Net increase (decrease) in assets from operations	(39,105)	730,158	3,131,510	8,471,075

Changes from principal transactions:
Transfer of net premiums	18,572,442	30,102,974	1,031,598	1,059,355
Transfer on terminations	(45,946,163)	(84,843,596)	(1,865,797)	(2,274,252)
Transfer on policy loans	(2,040,308)	(5,694,372)	(1,501)	235,615
Net interfund transfers	31,291,668	(143,533,513)	(661,505)	3,892,748

Net increase (decrease) in assets from principal transactions	1,877,639	(203,968,507)	(1,497,205)	2,913,466

Total increase (decrease) in assets	1,838,534	(203,238,349)	1,634,305	11,384,541

Assets, beginning of period	154,283,738	357,522,087	26,305,357	14,920,816

Assets, end of period	$156,122,272	$154,283,738	$27,939,662	$26,305,357

(d)	Terminated as an investment option and funds transferred to International Value Trust on May 3, 2010.

See accompanying notes.

34

Sub-Account
Optimized All Cap Trust		Optimized Value Trust		Overseas Equity Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (d)	Year Ended Dec. 31/09

$580,701	$628,649	$19,919	$26,238	$266,852	$806,661

580,701	628,649	19,919	26,238	266,852	806,661

139,185	128,107	28	37	23,769	64,470

441,516	500,542	19,891	26,201	243,083	742,191

—	—	—	—	—	—
(2,186,454)	(5,177,714)	(307,064)	(224,445)	(9,123,689)	(3,812,153)

(2,186,454)	(5,177,714)	(307,064)	(224,445)	(9,123,689)	(3,812,153)
10,431,586	16,018,175	427,166	476,746	8,476,380	13,185,461

8,686,648	11,341,003	139,993	278,502	(404,226)	10,115,499

2,952,479	3,027,267	36,698	65,674	314,601	1,333,717
(4,913,596)	(5,290,138)	(115,615)	(56,119)	(743,846)	(2,934,240)
285,018	(192,393)	(2,889)	10,904	4,938	(290,883)
(3,589,590)	(3,702,558)	(369,131)	(172,051)	(42,613,442)	(1,498,329)

(5,265,689)	(6,157,822)	(450,937)	(151,592)	(43,037,749)	(3,389,735)

3,420,959	5,183,181	(310,944)	126,910	(43,441,975)	6,725,764

49,112,482	43,929,301	1,323,423	1,196,513	43,441,975	36,716,211

$52,533,441	$49,112,482	$1,012,479	$1,323,423	—	$43,441,975

35

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Pacific Rim Trust		Real Estate Securities Trust
	Year Ended Dec. 31/10 (e)	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$16,783	$40,941	$872,749	$1,130,764

Total investment income	16,783	40,941	872,749	1,130,764
Expenses:
Mortality and expense risk	1,543	7,579	32,848	24,166

Net investment income (loss)	15,240	33,362	839,901	1,106,598

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(238,443)	(671,293)	(4,800,824)	(19,581,076)

Realized gains (losses)	(238,443)	(671,293)	(4,800,824)	(19,581,076)
Unrealized appreciation (depreciation) during the period	290,207	1,868,763	15,161,948	27,628,718

Net increase (decrease) in assets from operations	67,004	1,230,832	11,201,025	9,154,240

Changes from principal transactions:
Transfer of net premiums	36,160	181,486	1,537,509	1,886,264
Transfer on terminations	(43,707)	(360,119)	(4,167,273)	(2,148,638)
Transfer on policy loans	—	(34)	(152,024)	(46,239)
Net interfund transfers	(3,689,041)	(827,303)	1,346,881	(3,784,479)

Net increase (decrease) in assets from principal transactions	(3,696,588)	(1,005,970)	(1,434,907)	(4,093,092)

Total increase (decrease) in assets	(3,629,584)	224,862	9,766,118	5,061,148

Assets, beginning of period	3,629,584	3,404,722	40,631,067	35,569,919

Assets, end of period	—	$3,629,584	$50,397,185	$40,631,067

(e)	Terminated as an investment option and funds transferred to International Equity Index A Trust on May 3, 2010.
(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

See accompanying notes.

36

Sub-Account
Real Return Bond Trust		Science & Technology Trust		Short Term Government Income Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (a)

$1,506,645	$869,200	$3	—	$443,071

1,506,645	869,200	3	—	443,071

6,906	2,333	5,976	5,248	25,715

1,499,739	866,867	(5,973)	(5,248)	417,356

—	491,445	—	—	6,063
(20,587)	(729,487)	247,237	263,194	56,648

(20,587)	(238,042)	247,237	263,194	62,711
(321,538)	943,309	678,275	906,362	(39,996)

1,157,614	1,572,134	919,539	1,164,308	440,071

756,863	685,770	111,514	118,010	322,017
(1,728,919)	(571,956)	(237,482)	(122,257)	(2,158,329)
(2,874)	14,458	(28,307)	425	(55,977)
945,903	1,258,220	1,698,055	779,057	30,221,981

(29,027)	1,386,492	1,543,780	775,235	28,329,692

1,128,587	2,958,626	2,463,319	1,939,543	28,769,763

11,643,315	8,684,689	2,668,811	729,268	—

$12,771,902	$11,643,315	$5,132,130	$2,668,811	$28,769,763

37

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Short-Term Bond Trust		Small Cap Growth Trust
	Year Ended Dec. 31/10 (f)	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$482,902	$1,374,477	—	—

Total investment income	482,902	1,374,477	—	—
Expenses:
Mortality and expense risk	11,884	32,266	84,179	72,015

Net investment income (loss)	471,018	1,342,211	(84,179)	(72,015)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(1,918,001)	(2,988,382)	(147,762)	(3,355,402)

Realized gains (losses)	(1,918,001)	(2,988,382)	(147,762)	(3,355,402)
Unrealized appreciation (depreciation) during the period	2,517,790	6,172,809	8,958,979	14,372,180

Net increase (decrease) in assets from operations	1,070,807	4,526,638	8,727,038	10,944,763

Changes from principal transactions:
Transfer of net premiums	225,520	1,110,616	1,589,948	1,918,132
Transfer on terminations	(482,852)	(2,082,400)	(3,334,038)	(2,397,970)
Transfer on policy loans	(6,236)	(20,272)	(62,532)	(156,699)
Net interfund transfers	(27,246,700)	(1,549,488)	(2,647,201)	(2,765,790)

Net increase (decrease) in assets from principal transactions	(27,510,268)	(2,541,544)	(4,453,823)	(3,402,327)

Total increase (decrease) in assets	(26,439,461)	1,985,094	4,273,215	7,542,436

Assets, beginning of period	26,439,461	24,454,367	42,830,481	35,288,045

Assets, end of period	—	$26,439,461	$47,103,696	$42,830,481

(f)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

See accompanying notes.

38

Sub-Account
Small Cap Index Trust		Small Cap Opportunities Trust		Small Cap Value Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$83,487	$104,339	—	—	$285,547	$408,407

83,487	104,339	—	—	285,547	408,407

6,447	5,562	2,031	1,012	43,708	34,864

77,040	98,777	(2,031)	(1,012)	241,839	373,543

—	368,198	—	—	—	—
(245,475)	(2,422,011)	407,634	(108,348)	(494,731)	(10,772,718)

(245,475)	(2,053,813)	407,634	(108,348)	(494,731)	(10,772,718)
3,743,170	4,750,589	1,153,265	1,311,810	16,523,449	25,597,928

3,574,735	2,795,553	1,558,868	1,202,450	16,270,557	15,198,753

597,174	492,694	285,025	157,372	1,786,007	2,276,869
(588,441)	(411,385)	(601,212)	(218,895)	(3,826,128)	(3,357,883)
(30,213)	6,273	146,494	73,988	(114,624)	(353,894)
(399,054)	(1,633,312)	3,796,889	4,273,165	(4,098,948)	(7,061,565)

(420,534)	(1,545,730)	3,627,196	4,285,630	(6,253,693)	(8,496,473)

3,154,201	1,249,823	5,186,064	5,488,080	10,016,864	6,702,280

13,420,472	12,170,649	6,320,549	832,469	66,940,837	60,238,557

$16,574,673	$13,420,472	$11,506,613	$6,320,549	$76,957,701	$66,940,837

39

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Company Trust	Small Company Value Trust
	Year Ended Dec. 31/09 (as)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$1,245	$68,699	$16,367

Total investment income	1,245	68,699	16,367
Expenses:
Mortality and expense risk	31	4,426	2,553

Net investment income (loss)	1,214	64,273	13,814

Realized gains (losses) on investments:
Capital gain distributions	—	—	422,887
Net realized gains (losses)	(381,645)	171,742	(826,210)

Realized gains (losses)	(381,645)	171,742	(403,323)
Unrealized appreciation (depreciation) during the period	372,441	818,313	1,508,058

Net increase (decrease) in assets from operations	(7,990)	1,054,328	1,118,549

Changes from principal transactions:
Transfer of net premiums	10,494	195,387	225,891
Transfer on terminations	(7,702)	(576,597)	(452,643)
Transfer on policy loans	93	(38,321)	(91,356)
Net interfund transfers	(448,147)	(896,471)	1,991,198

Net increase (decrease) in assets from principal transactions	(445,262)	(1,316,002)	1,673,090

Total increase (decrease) in assets	(453,252)	(261,674)	2,791,639

Assets, beginning of period	453,252	5,770,871	2,979,232

Assets, end of period	—	$5,509,197	$5,770,871

(as)	Terminated as an investment option and funds transferred to Small Company Value Trust on May 4, 2009.
(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.
(g)	Terminated as an investment option and funds transferred to Strategic Income Opportunities Trust on November 8, 2010.
(b)	Renamed on May 3, 2010. Previously known as Strategic Income Trust.

See accompanying notes.

40

Sub-Account
Smaller Company Growth Trust		Strategic Bond Trust		Strategic Income Opportunities Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)	Year Ended Dec. 31/10 (g)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/09

—	—	$309,339	$254,207	$654,015	$76,007

—	—	309,339	254,207	654,015	76,007

344	25	2,011	2,126	2,559	1,204

(344)	(25)	307,328	252,081	651,456	74,803

9,598	—	—	—	—	—
37,908	(2,183)	(64,697)	124,806	59,429	(14,724)

47,506	(2,183)	(64,697)	124,806	59,429	(14,724)
134,337	18,441	116,140	413,302	(282,206)	138,066

181,499	16,233	358,771	790,189	428,679	198,145

24,755	7,932	309,520	376,372	135,154	31,195
(42,118)	(1,142)	(1,347,835)	(120,110)	(179,448)	(31,935)
(25,044)	1,331	50,747	(142,110)	66,961	—
1,429,158	361,485	(2,617,568)	(340,823)	5,860,577	627,968

1,386,751	369,606	(3,605,136)	(226,671)	5,883,244	627,228

1,568,250	385,839	(3,246,365)	563,518	6,311,923	825,373

385,839	—	3,246,365	2,682,847	1,488,720	663,347

$1,954,089	$385,839	—	$3,246,365	$7,800,643	$1,488,720

41

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Bond Market Trust B		Total Return Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$1,993,254	$2,209,795	$2,854,681	$3,845,455

Total investment income	1,993,254	2,209,795	2,854,681	3,845,455
Expenses:
Mortality and expense risk	40,836	37,515	27,501	14,743

Net investment income (loss)	1,952,418	2,172,280	2,827,180	3,830,712

Realized gains (losses) on investments:
Capital gain distributions	—	—	1,996,850	4,044,049
Net realized gains (losses)	379,911	42,693	2,308,113	233,839

Realized gains (losses)	379,911	42,693	4,304,963	4,277,888
Unrealized appreciation (depreciation) during the period	523,827	463,132	1,171,789	3,723,273

Net increase (decrease) in assets from operations	2,856,156	2,678,105	8,303,932	11,831,873

Changes from principal transactions:
Transfer of net premiums	1,089,278	1,183,301	3,249,414	3,286,271
Transfer on terminations	(2,258,908)	(3,578,668)	(10,653,475)	(9,641,661)
Transfer on policy loans	(181,555)	(577,035)	(553,168)	(212,121)
Net interfund transfers	(443,424)	(139,051)	16,409,313	18,524,576

Net increase (decrease) in assets from principal transactions	(1,794,609)	(3,111,453)	8,452,084	11,957,065

Total increase (decrease) in assets	1,061,547	(433,348)	16,756,016	23,788,938

Assets, beginning of period	43,934,649	44,367,997	100,285,327	76,496,389

Assets, end of period	$44,996,196	$43,934,649	$117,041,343	$100,285,327

(ay) Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

(az) Terminated as an investment option and funds transferred to High Yield Trust on November 8, 2010.

See accompanying notes.

42

Sub-Account
Total Stock Market Index Trust		U.S. Government Securities Trust		U.S. High Yield Bond Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (ay)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (az)	Year Ended Dec. 31/09

$276,861	$296,443	$22,110	$54,234	$3,194,529	$1,703,787

276,861	296,443	22,110	54,234	3,194,529	1,703,787

20,250	19,536	473	2,362	2,595	4,706

256,611	276,907	21,637	51,872	3,191,934	1,699,081

—	—	71,797	38,964	2,640,669	—
(213,081)	(2,168,185)	(58,589)	(42,333)	(4,153,460)	1,857,086

(213,081)	(2,168,185)	13,208	(3,369)	(1,512,791)	1,857,086
3,131,180	7,049,396	11,799	78,019	(639,721)	3,809,749

3,174,710	5,158,118	46,644	126,522	1,039,422	7,365,916

535,952	1,032,314	42,325	91,298	192,367	514,063
(1,065,914)	(1,522,559)	(39,041)	(782,742)	(980,311)	(2,260,666)
13,659	2,762	—	—	(10,331)	(1,520,885)
(1,686,537)	(1,908,550)	(1,978,383)	1,192,058	(19,517,719)	2,939,518

(2,202,840)	(2,396,033)	(1,975,099)	500,614	(20,315,994)	(327,970)

971,870	2,762,085	(1,928,455)	627,136	(19,276,572)	7,037,946

20,572,232	17,810,147	1,928,455	1,301,319	19,276,572	12,238,626

$21,544,102	$20,572,232	—	$1,928,455	—	$19,276,572

43

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Large Cap Trust	Utilities Trust
	Year Ended Dec. 31/09 (at)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$16,169	$389,221	$501,464

Total investment income	16,169	389,221	501,464
Expenses:
Mortality and expense risk	313	8,466	5,630

Net investment income (loss)	15,856	380,755	495,834

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	(3,090,339)	(1,991,242)	(1,304,886)

Realized gains (losses)	(3,090,339)	(1,991,242)	(1,304,886)
Unrealized appreciation (depreciation) during the period	2,851,647	3,690,124	3,750,523

Net increase (decrease) in assets from operations	(222,836)	2,079,637	2,941,471

Changes from principal transactions:
Transfer of net premiums	18,108	311,328	181,264
Transfer on terminations	(34,933)	(916,517)	(2,209,835)
Transfer on policy loans	3,806	(57,914)	(3,339)
Net interfund transfers	(4,223,367)	1,367,814	3,919,530

Net increase (decrease) in assets from principal transactions	(4,236,386)	704,711	1,887,620

Total increase (decrease) in assets	(4,459,222)	2,784,348	4,829,091

Assets, beginning of period	4,459,222	14,518,141	9,689,050

Assets, end of period	—	$17,302,489	$14,518,141

(at)	Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.

See accompanying notes.

44

Sub-Account
Value Trust		Total
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$97,452	$122,995	$54,013,160	$49,928,084

97,452	122,995	54,013,160	49,928,084

3,886	3,135	1,983,118	2,558,166

93,566	119,860	52,030,042	47,369,918

—	—	6,745,029	28,448,753
(384,300)	(1,369,131)	(68,710,271)	(238,953,008)

(384,300)	(1,369,131)	(61,965,242)	(210,504,255)
2,026,385	3,653,900	282,124,250	623,629,300

1,735,651	2,404,629	272,189,050	460,494,963

687,683	738,759	92,724,668	113,761,060
(564,036)	(595,998)	(191,921,195)	(228,118,556)
81,183	30,764	(5,046,032)	(12,823,877)
(3,637,735)	3,907,235	(21,417,996)	(166,633,911)

(3,432,905)	4,080,760	(125,660,555)	(293,815,284)

(1,697,254)	6,485,389	146,528,495	166,679,679

11,787,482	5,302,093	$2,171,325,496	2,004,645,817

$10,090,228	$11,787,482	$2,317,853,991	$2,171,325,496

45

John Hancock Variable Life Account S

Notes to Financial Statements

December 31, 2010

1.	Organization

John Hancock Variable Life Account S (the “Account”) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) (the “Company” or “JHUSA”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 69 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 5 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2010. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the “Contracts”) issued by the Company.

The Company is a stock life Insurance Company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life Insurance Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As a result of portfolio changes, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Strategic Income Trust	Strategic Income Opportunities Trust	May 3, 2010

The following sub-accounts of the Account were commenced as investment options:

New Funds	Effective Date
American Global Growth Trust	November 8, 2010
American Global Small Capitalization Trust	November 8, 2010
American High-Income Bond Trust	November 8, 2010
International Equity Index Trust A	May 3, 2010
Short Term Government Income Trust	May 3, 2010
Ultra Short Term Bond Trust	November 8, 2010

46

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Fund Transferred To	Effective Date
All Cap Growth Trust	Capital Appreciation Trust	May 3, 2010
Overseas Equity Trust	International Value Trust	May 3, 2010
Pacific Rim Trust	International Equity Index Trust A	May 3, 2010
Short Term Bond Trust	Short Term Government Income Trust	May 3, 2010
Strategic Bond Trust	Strategic Income Opportunities Trust	November 8, 2010
U.S. Government Securities Trust	Short Term Government Income Trust	May 3, 2010
U.S. High Yield Bond Trust	High Yield Trust	November 8, 2010

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

FAS 157 - Fair Value Measurements, which was adopted effective January 1, 2008, is now incorporated into ASC 820 - Fair Value Measurement and Disclosure (“ASC 820”). This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

47

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

• Level 3 – Fair value measurements using significant non-market observable inputs.

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy level, as of December 31, 2010.

Mutual Funds
Level 1	$2,317,853,991
Level 2	—
Level 3	—

$2,317,853,991

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0% and 0.625% of the average net value of the Account’s assets for the assumption of mortality and expense risks.

4.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

48

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2010, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.

5.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

6.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2010 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B	$20,429,551	$54,932,919
Active Bond Trust	9,786,681	7,239,060
All Cap Core Trust	175,139	94,202
All Cap Growth Trust	26,150	748,296
All Cap Value Trust	1,761,920	2,496,935
Alpha Opportunities Trust	30,161	289
American Asset Allocation Trust	785,416	291,478
American Blue Chip Income and Growth Trust	337,066	401,322
American Bond Trust	738,373	2,377,874
American Fundamental Holdings Trust	17,781	137
American Global Diversification Trust	1,579,516	895,930
American Growth Trust	12,661,793	13,549,476
American Growth-Income Trust	583,957	2,656,819
American International Trust	9,719,132	5,613,305
American New World Trust	4,436,512	1,060,227
Balanced Trust	36,978	10,605
Blue Chip Growth Trust	9,382,105	12,786,850
Capital Appreciation Trust	7,777,274	7,182,762
Capital Appreciation Value Trust	1,794,981	861,723
Core Allocation Plus Trust	67,424	1,296

49

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Core Bond Trust	$2,032,429	$3,240,761
Core Diversified Growth & Income Trust	66,420	788
Core Strategy Trust	699,406	1,070
Disciplined Diversification Trust	125,378	794,770
Emerging Markets Value Trust	20,253,179	5,496,165
Equity-Income Trust	22,684,668	31,210,403
Financial Services Trust	931,996	1,505,656
Franklin Templeton Founding Allocation Trust	400,481	851,073
Fundamental Value Trust	821,587	1,345,909
Global Bond Trust	11,988,784	12,483,596
Global Trust	3,301,159	343,455
Health Sciences Trust	2,890,604	2,725,767
High Yield Trust	23,418,054	10,277,724
International Core Trust	2,202,119	3,680,022
International Equity Index Trust A	7,919,427	1,965,463
International Equity Index Trust B	11,590,246	16,772,472
International Opportunities Trust	3,203,098	3,211,089
International Small Company Trust	4,108,617	2,004,578
International Value Trust	51,984,748	8,079,121
Investment Quality Bond Trust	7,416,260	6,930,161
Large Cap Trust	1,793,146	873,828
Large Cap Value Trust	6,394,730	5,583,815
Lifestyle Aggressive Trust	1,538,829	2,051,944
Lifestyle Balanced Trust	9,657,885	22,665,726
Lifestyle Conservative Trust	2,849,018	2,247,251
Lifestyle Growth Trust	5,957,291	10,195,978
Lifestyle Moderate Trust	2,046,081	1,089,507
Mid Cap Index Trust	10,934,995	10,906,705
Mid Cap Stock Trust	5,252,579	10,952,936
Mid Value Trust	4,741,038	8,747,599
Money Market Trust B	159,184,579	157,346,046
Natural Resources Trust	10,561,843	11,904,867
Optimized All Cap Trust	3,448,380	8,272,553
Optimized Value Trust	109,478	540,523
Overseas Equity Trust	1,381,929	44,176,595
Pacific Rim Trust	415,648	4,096,996
Real Estate Securities Trust	12,973,913	13,568,920
Real Return Bond Trust	10,735,387	9,264,674
Science & Technology Trust	2,607,437	1,069,630
Short Term Government Income Trust	33,048,621	4,295,509
Short-Term Bond Trust	3,091,085	30,130,335
Small Cap Growth Trust	5,258,006	9,796,008
Small Cap Index Trust	2,802,388	3,145,882
Small Cap Opportunities Trust	11,845,975	8,220,811
Small Cap Value Trust	12,149,026	18,160,880
Small Company Value Trust	1,642,909	2,894,639
Smaller Company Growth Trust	1,744,049	348,045
Strategic Bond Trust	1,927,692	5,225,500
Strategic Income Opportunities Trust	8,589,141	2,054,441

50

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Total Bond Market Trust B	$8,565,861	$8,408,053
Total Return Trust	60,118,793	46,842,678
Total Stock Market Index Trust	1,792,634	3,738,861
U.S. Government Securities Trust	574,474	2,456,140
U.S. High Yield Bond Trust	10,692,997	25,176,387
Utilities Trust	12,533,594	11,448,128
Value Trust	2,629,271	5,968,610
All Asset Portfolio	5,718,539	4,781,536
Brandes International Equity Trust	13,796,550	19,321,953
Business Opportunity Value Trust	6,646,093	10,382,941
Frontier Capital Appreciation Trust	16,806,350	22,888,598
Large Cap Growth Trust	7,677,500	11,924,206

	$742,402,304	$809,287,782

7.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC, who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risk charges, as described in Note 3, are paid to JHUSA.

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the separate account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHUSA believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

51

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Organizational Change

On December 31, 2009, John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), merged with and into JHUSA. As a result of the merger, JHVLICO ceased to exist and the companies’ property and obligations became the property and obligations of JHUSA.

10.	Subsequent Events

In accordance with the provision set forth in ASC 855 “Subsequent Events” (“ASC 855”) formerly known as FAS 165 “Subsequent Events”, Management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 31, 2011 and has determined that no events have occurred that require additional disclosure.

52

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	500 Index Trust B
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	18,200	20,463	21,981	21,785	22,550
Units issued	699	1,583	2,175	2,834	3,155
Units redeemed	(2,656)	(3,846)	(3,693)	(2,638)	(3,920)

Units, end of period (000’s)	16,243	18,200	20,463	21,981	21,785

Unit value, end of period $	22.06 to 24.18	19.33 to 21.05	15.39 to 16.66	24.66 to 26.53	21.08 to 25.20
Assets, end of period $ (000’s)	360,475	352,933	315,740	537,290	506,217
Investment income ratio*	1.73%	2.21%	2.17%	2.94%	1.14%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	14.14% to 14.85%	25.57% to 26.36%	(37.58%) to (37.19%)	4.60% to 5.25%	14.85% to 15.56%

	Sub-Account
	Active Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,416	1,672	2,146	2,378	3,392
Units issued	231	173	139	329	347
Units redeemed	(258)	(429)	(613)	(561)	(1,361)

Units, end of period (000’s)	1,389	1,416	1,672	2,146	2,378

Unit value, end of period $	25.99 to 57.02	22.96 to 50.05	18.50 to 40.09	20.79 to 44.78	17.72 to 43.05
Assets, end of period $ (000’s)	41,425	36,794	35,824	50,933	54,337
Investment income ratio*	7.68%	7.02%	5.19%	8.62%	2.88%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.21% to 13.91%	24.09% to 24.86%	(11.04%) to (10.48%)	3.39% to 4.03%	3.90% to 4.54%

53

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,627	1,423	684	675	507
Units issued	339	1,267	1,658	301	344
Units redeemed	(376)	(1,063)	(919)	(292)	(176)

Units, end of period (000’s)	1,590	1,627	1,423	684	675

Unit value, end of period $	13.10 to 13.58	11.70 to 12.05	9.70 to 9.93	11.65 to 11.84	10.85 to 10.97
Assets, end of period $ (000’s)	21,532	19,560	14,121	8,096	7,395
Investment income ratio*	6.79%	7.83%	6.21%	6.84%	5.15%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.01% to 12.71%	20.55% to 21.32%	(16.69%) to (16.17%)	7.33% to 8.00%	3.71% to 4.36%

	Sub-Account
	All Cap Core Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	11	4	5	5	15
Units issued	17	7	—	2	9
Units redeemed	(9)	—	(1)	(2)	(19)

Units, end of period (000’s)	19	11	4	5	5

Unit value, end of period $	11.31 to 11.71	10.06 to 10.36	7.87 to 8.05	13.12 to 13.34	12.85 to 12.98
Assets, end of period $ (000’s)	211	107	33	63	67
Investment income ratio*	1.48%	3.01%	1.78%	1.43%	1.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.39% to 13.09%	27.80% to 28.61%	(39.98%) to (39.60%)	2.07% to 2.70%	14.06% to 14.77%

54

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	All Cap Growth Trust
	Year Ended Dec. 31/10 (c)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	71	61	32	33	5
Units issued	2	30	31	15	41
Units redeemed	(73)	(20)	(2)	(16)	(13)

Units, end of period (000’s)	—	71	61	32	33

Unit value, end of period $	9.94 to 10.25	9.51 to 9.80	7.90 to 8.09	13.69 to 13.92	12.29 to 12.42
Assets, end of period $ (000’s)	—	691	487	447	410
Investment income ratio*	0.24%	0.79%	0.42%	0.15%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	4.42% to 4.64%	20.38% to 21.13%	(42.27%) to (41.91%)	11.38% to 12.08%	5.96% to 6.63%

(c)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 3, 2010.

	Sub-Account
	All Cap Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	628	550	312	325	29
Units issued	132	246	359	108	335
Units redeemed	(193)	(168)	(121)	(121)	(39)

Units, end of period (000’s)	567	628	550	312	325

Unit value, end of period $	14.16 to 14.67	12.03 to 12.38	9.56 to 9.78	13.51 to 13.74	12.51 to 12.64
Assets, end of period $ (000’s)	8,237	7,722	5,347	4,271	4,093
Investment income ratio*	0.44%	0.64%	1.25%	1.88%	0.91%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	17.76% to 18.50%	25.80% to 26.59%	(29.24%) to (28.80%)	8.00% to 8.68%	13.11% to 13.82%

55

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Alpha Opportunities Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	—	—
Units issued	2	1
Units redeemed	—	(1)

Units, end of period (000’s)	2	—

Unit value, end of period $	14.74 to 14.89	12.68 to 12.73
Assets, end of period $ (000’s)	32	—
Investment income ratio*	0.87%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.24% to 16.98%	26.79% to 27.31%

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	American Asset Allocation Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)
Units, beginning of period	63	—
Units issued	78	93
Units redeemed	(33)	(30)

Units, end of period (000’s)	108	63

Unit value, end of period $	10.06	8.98
Assets, end of period $ (000’s)	1,093	563
Investment income ratio*	3.40%	2.36%
Expense ratio lowest to highest**	0.00%	0.00%
Total return lowest to highest***	12.07%	23.61%

(t)	Fund available in prior year but no activity.

56

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American Blue Chip Income and Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	182	179	173	117	8
Units issued	29	49	40	82	150
Units redeemed	(37)	(46)	(34)	(26)	(41)

Units, end of period (000’s)	174	182	179	173	117

Unit value, end of period $	11.51 to 11.92	10.34 to 10.64	8.17 to 8.36	12.99 to 13.21	12.86 to 12.99
Assets, end of period $ (000’s)	2,070	1,934	1,495	2,283	1,519
Investment income ratio*	1.28%	1.74%	4.22%	3.06%	0.36%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.32% to 12.02%	26.55% to 27.32%	(37.11%) to (36.72%)	1.02% to 1.65%	16.27% to 16.99%

	Sub-Account
	American Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (t)
Units, beginning of period	251	221	194	25	—
Units issued	60	85	58	184	221
Units redeemed	(204)	(55)	(31)	(15)	(196)

Units, end of period (000’s)	107	251	221	194	25

Unit value, end of period $	11.54 to 11.92	10.95 to 11.24	9.82 to 10.02	10.95 to 11.10	10.70 to 10.78
Assets, end of period $ (000’s)	1,271	2,780	2,189	2,131	274
Investment income ratio*	1.46%	2.63%	9.78%	5.06%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.37% to 6.02%	11.51% to 12.21%	(10.28%) to (9.72%)	2.32% to 2.96%	5.90% to 6.57%

(t)	Fund available in prior year but no activity.

57

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American Fundamental Holdings Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	1	—
Units issued	1	1
Units redeemed	—	—

Units, end of period (000’s)	2	1

Unit value, end of period $	13.02 to 13.15	11.87 to 11.92
Assets, end of period $ (000’s)	25	7
Investment income ratio*	3.23%	2.58%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.67% to 10.36%	18.72% to 19.20%

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	American Global Diversification Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	3	—
Units issued	116	146
Units redeemed	(65)	(143)

Units, end of period (000’s)	54	3

Unit value, end of period $	14.03 to 14.18	12.54 to 12.59
Assets, end of period $ (000’s)	771	39
Investment income ratio*	4.35%	0.11%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.87% to 12.57%	25.42% to 25.94%

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

58

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	2,859	2,008	1,732	1,878	776
Units issued	1,047	2,023	996	1,718	1,384
Units redeemed	(1,176)	(1,172)	(720)	(1,864)	(282)

Units, end of period (000’s)	2,730	2,859	2,008	1,732	1,878

Unit value, end of period $	13.01 to 13.48	11.08 to 11.40	8.03 to 8.21	14.47 to 14.71	13.01 to 13.15
Assets, end of period $ (000’s)	36,695	32,514	16,441	25,432	24,649
Investment income ratio*	0.36%	0.27%	1.95%	1.18%	0.26%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	17.51% to 18.24%	38.01% to 38.87%	(44.55%) to (44.20%)	11.25% to 11.94%	9.11% to 9.80%

	Sub-Account
	American Growth-Income Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	699	332	310	221	185
Units issued	48	476	60	1,380	124
Units redeemed	(255)	(109)	(38)	(1,291)	(88)

Units, end of period (000’s)	492	699	332	310	221

Unit value, end of period $	11.46 to 11.87	10.38 to 10.69	7.99 to 8.17	12.98 to 13.20	12.48 to 12.61
Assets, end of period $ (000’s)	5,787	7,428	2,692	4,074	2,779
Investment income ratio*	0.94%	1.45%	2.22%	2.03%	1.02%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.36% to 11.06%	29.98% to 30.79%	(38.46%) to (38.08%)	4.00% to 4.64%	14.08% to 14.80%

59

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American International Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,923	1,874	976	830	341
Units issued	657	1,240	1,334	411	1,052
Units redeemed	(397)	(1,191)	(436)	(265)	(563)

Units, end of period (000’s)	2,183	1,923	1,874	976	830

Unit value, end of period $	14.92 to 15.45	14.04 to 14.46	9.91 to 10.14	17.31 to 17.60	14.56 to 14.72
Assets, end of period $ (000’s)	33,638	27,722	18,951	17,112	12,189
Investment income ratio*	1.70%	1.15%	5.51%	2.41%	0.69%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.22% to 6.88%	41.70% to 42.58%	(42.73%) to (42.37%)	18.84% to 19.58%	17.79% to 18.54%

	Sub-Account
	American New World Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	55	—
Units issued	301	68
Units redeemed	(76)	(13)

Units, end of period (000’s)	280	55

Unit value, end of period $	15.52 to 15.69	13.30 to 13.36
Assets, end of period $ (000’s)	4,382	729
Investment income ratio*	2.79%	1.45%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.69% to 17.43%	33.03% to 33.58%

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

60

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

Sub-Account
Balanced Trust
Year Ended Dec. 31/10 (t)
Units, beginning of period	—
Units issued	3
Units redeemed	(1)

Units, end of period (000’s)	2

Unit value, end of period $	13.28 to 13.41
Assets, end of period $ (000’s)	29
Investment income ratio*	1.28%
Expense ratio lowest to highest**	0.00% to 0.63%
Total return lowest to highest***	11.94% to 12.63%

(t)	Fund available in prior year but no activity.

	Sub-Account
	Blue Chip Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	3,853	4,206	4,372	4,525	4,906
Units issued	376	294	369	1,451	417
Units redeemed	(529)	(647)	(535)	(1,604)	(798)

Units, end of period (000’s)	3,700	3,853	4,206	4,372	4,525

Unit value, end of period $	25.83 to 65.97	22.36 to 56.75	15.74 to 39.69	27.55 to 69.05	16.49 to 61.21
Assets, end of period $ (000’s)	86,878	78,242	61,013	114,906	104,836
Investment income ratio*	0.09%	0.19%	0.39%	0.80%	0.25%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.53% to 16.25%	42.08% to 42.97%	(42.88%) to (42.52%)	12.11% to 12.81%	8.90% to 9.59%

61

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	3,821	4,419	4,795	4,688	4,493
Units issued	386	521	1,019	1,108	806
Units redeemed	(724)	(1,119)	(1,395)	(1,001)	(611)

Units, end of period (000’s)	3,483	3,821	4,419	4,795	4,688

Unit value, end of period $	26.69 to 29.30	25.67 to 28.01	20.62 to 22.36	34.49 to 37.17	32.13 to 34.84
Assets, end of period $ (000’s)	99,778	104,544	96,474	173,897	157,312
Investment income ratio*	3.27%	2.41%	3.28%	2.04%	1.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.96% to 4.61%	24.50% to 25.28%	(40.22%) to (39.84%)	7.34% to 8.01%	25.99% to 26.78%

	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	2,052	1,987	1,535	1,463	1,238
Units issued	496	662	809	449	344
Units redeemed	(828)	(597)	(357)	(377)	(119)

Units, end of period (000’s)	1,720	2,052	1,987	1,535	1,463

Unit value, end of period $	13.64 to 14.41	12.56 to 13.18	10.15 to 10.58	15.59 to 16.15	14.88 to 15.32
Assets, end of period $ (000’s)	24,713	27,001	20,983	24,734	22,358
Investment income ratio*	0.77%	0.85%	0.05%	0.71%	0.55%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.59% to 9.27%	23.80% to 24.59%	(34.89%) to (34.48%)	4.78% to 5.44%	13.18% to 13.89%

62

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	2,815	2,457	2,617	3,046	843
Units issued	629	881	814	378	3,499
Units redeemed	(578)	(523)	(974)	(807)	(1,296)

Units, end of period (000’s)	2,866	2,815	2,457	2,617	3,046

Unit value, end of period $	13.40 to 13.88	12.05 to 12.41	8.52 to 8.72	13.66 to 13.89	12.30 to 12.43
Assets, end of period $ (000’s)	39,435	34,648	21,273	36,165	37,751
Investment income ratio*	0.19%	0.33%	0.50%	0.37%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.19% to 11.88%	41.46% to 42.35%	(37.63%) to (37.24%)	11.00% to 11.70%	1.73% to 2.38%

	Sub-Account
	Capital Appreciation Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (x)
Units, beginning of period	163	3	—
Units issued	150	166	3
Units redeemed	(90)	(6)	—

Units, end of period (000’s)	223	163	3

Unit value, end of period $	10.79	9.47	7.27
Assets, end of period $ (000’s)	2,397	1,538	20
Investment income ratio*	1.87%	11.49%	1.49%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	13.91%	30.26%	(27.31%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

63

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

Sub-Account
Core Allocation Plus Trust
Year Ended Dec. 31/10 (t)
Units, beginning of period	—
Units issued	8
Units redeemed	—

Units, end of period (000’s)	8

Unit value, end of period $	9.58
Assets, end of period $ (000’s)	71
Investment income ratio*	1.86%
Expense ratio lowest to highest**	0.00%
Total return lowest to highest***	10.57%

(t)	Fund available in prior year but no activity.

Sub-Account
Core Diversified Growth & Income Trust
Year Ended Dec. 31/10 (t)
Units, beginning of period	—
Units issued	5
Units redeemed	—

Units, end of period (000’s)	5

Unit value, end of period $	13.41 to 13.55
Assets, end of period $ (000’s)	68
Investment income ratio*	7.50%
Expense ratio lowest to highest**	0.00% to 0.63%
Total return lowest to highest***	10.23% to 10.92%

(t)	Fund available in prior year but no activity.

64

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Core Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	792	329	261	114	39
Units issued	124	627	293	211	80
Units redeemed	(239)	(164)	(225)	(64)	(5)

Units, end of period (000’s)	677	792	329	261	114

Unit value, end of period $	13.11 to 13.58	12.31 to 12.67	11.26 to 11.53	10.97 to 11.15	10.37 to 10.48
Assets, end of period $ (000’s)	9,164	10,009	3,786	2,909	1,197
Investment income ratio*	2.45%	4.06%	5.45%	8.95%	2.20%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.51% to 7.17%	9.26% to 9.93%	2.71% to 3.36%	5.70% to 6.36%	3.10% to 3.76%

	Sub-Account
	Core Strategy Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)
Units, beginning of period	3	—
Units issued	67	11
Units redeemed	—	(8)

Units, end of period (000’s)	70	3

Unit value, end of period $	10.32	9.17
Assets, end of period $ (000’s)	723	25
Investment income ratio*	21.84%	2.94%
Expense ratio lowest to highest**	0.00%	0.00%
Total return lowest to highest***	12.57%	21.93%

(au)	Renamed on May 4, 2009. Previously known as Index Allocation Trust; available in prior year but no activity.

65

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Disciplined Diversification Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)
Units, beginning of period	149	—
Units issued	12	149
Units redeemed	(78)	—

Units, end of period (000’s)	83	149

Unit value, end of period $	10.42	9.19
Assets, end of period $ (000’s)	863	1,367
Investment income ratio*	0.96%	17.79%
Expense ratio lowest to highest**	0.00%	0.00%
Total return lowest to highest***	13.45%	27.27%

(t)	Fund available in prior year but no activity.

	Sub-Account
	Emerging Markets Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (s)
Units, beginning of period	1,302	978	336	—
Units issued	1,543	1,469	786	379
Units redeemed	(462)	(1,145)	(144)	(43)

Units, end of period (000’s)	2,383	1,302	978	336

Unit value, end of period $	13.97 to 14.29	11.42 to 11.61	5.71 to 5.77	11.94 to 11.99
Assets, end of period $ (000’s)	34,013	15,110	5,637	4,030
Investment income ratio*	1.61%	0.16%	4.09%	1.29%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	22.34% to 23.11%	100.12% to 101.36%	(52.23%) to (51.92%)	19.44% to 19.94%

(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

66

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Equity-Income Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	5,175	5,774	6,590	6,974	7,842
Units issued	823	693	863	1,122	1,191
Units redeemed	(1,234)	(1,292)	(1,679)	(1,506)	(2,059)

Units, end of period (000’s)	4,764	5,175	5,774	6,590	6,974

Unit value, end of period $	25.66 to 28.12	22.41 to 24.40	17.93 to 19.40	28.16 to 30.29	27.41 to 29.30
Assets, end of period $ (000’s)	130,000	122,774	109,191	194,992	199,726
Investment income ratio*	1.98%	2.22%	2.48%	2.94%	1.56%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	14.51% to 15.23%	24.97% to 25.75%	(36.34%) to (35.94%)	2.75% to 3.39%	18.31% to 19.05%

	Sub-Account
	Financial Services Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	257	189	167	123	130
Units issued	74	139	73	101	161
Units redeemed	(132)	(71)	(51)	(57)	(168)

Units, end of period (000’s)	199	257	189	167	123

Unit value, end of period $	10.29 to 18.72	9.23 to 16.68	6.56 to 11.79	11.93 to 21.29	12.87 to 22.83
Assets, end of period $ (000’s)	2,382	2,667	1,406	2,250	1,877
Investment income ratio*	0.31%	0.88%	1.00%	1.56%	0.37%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.50% to 12.22%	40.67% to 41.53%	(44.98%) to (44.63%)	(7.31%) to (6.73%)	22.39% to 23.16%

67

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Franklin Templeton Founding Allocation Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (x)
Units, beginning of period	164	1	—
Units issued	39	164	1
Units redeemed	(89)	(1)	—

Units, end of period (000’s)	114	164	1

Unit value, end of period $	9.89	8.93	6.79
Assets, end of period $ (000’s)	1,139	1,469	8
Investment income ratio*	2.42%	23.94%	8.35%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	10.71%	31.52%	(32.08%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,500	1,748	1,754	1,796	1,770
Units issued	474	415	388	649	425
Units redeemed	(674)	(663)	(394)	(691)	(399)

Units, end of period (000’s)	1,300	1,500	1,748	1,754	1,796

Unit value, end of period $	47.28 to 49.89	37.46 to 39.29	25.37 to 26.44	44.03 to 45.60	33.62 to 42.01
Assets, end of period $ (000’s)	56,174	50,797	40,217	69,656	64,001
Investment income ratio*	0.22%	0.04%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	26.21% to 27.00%	47.68% to 48.61%	(42.39%) to (42.03%)	11.22% to 11.92%	15.62% to 16.35%

68

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Fundamental Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	592	520	453	561	495
Units issued	70	283	329	197	433
Units redeemed	(124)	(211)	(262)	(305)	(367)

Units, end of period (000’s)	538	592	520	453	561

Unit value, end of period $	11.55 to 11.96	10.27 to 10.57	7.84 to 8.02	12.98 to 13.20	12.55 to 12.68
Assets, end of period $ (000’s)	6,404	6,227	4,158	5,959	7,114
Investment income ratio*	1.17%	1.03%	1.10%	1.66%	0.71%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.49% to 13.20%	31.01% to 31.83%	(39.64%) to (39.27%)	3.44% to 4.08%	13.83% to 14.55%

	Sub-Account
	Global Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,515	1,606	1,504	1,344	1,493
Units issued	430	512	590	1,115	356
Units redeemed	(502)	(603)	(488)	(955)	(505)

Units, end of period (000’s)	1,443	1,515	1,606	1,504	1,344

Unit value, end of period $	24.86 to 27.24	22.66 to 24.68	19.76 to 21.38	20.80 to 22.37	18.89 to 20.41
Assets, end of period $ (000’s)	37,594	35,797	32,860	32,352	26,025
Investment income ratio*	3.67%	12.70%	0.58%	7.41%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.71% to 10.40%	14.69% to 15.41%	(5.02%) to (4.42%)	8.93% to 9.61%	4.62% to 5.27%

69

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Global Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	141	144	154	95	33
Units issued	298	71	65	102	87
Units redeemed	(32)	(74)	(75)	(43)	(25)

Units, end of period (000’s)	407	141	144	154	95

Unit value, end of period $	11.38 to 11.79	10.62 to 10.94	8.13 to 8.32	13.52 to 13.75	13.43 to 13.57
Assets, end of period $ (000’s)	4,793	1,536	1,193	2,115	1,286
Investment income ratio*	2.31%	1.59%	2.30%	2.24%	1.33%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.15% to 7.82%	30.65% to 31.47%	(39.86%) to (39.49%)	0.69% to 1.32%	19.68% to 20.42%

	Sub-Account
	Health Sciences Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	484	368	397	406	397
Units issued	173	299	240	128	315
Units redeemed	(169)	(183)	(269)	(137)	(306)

Units, end of period (000’s)	488	484	368	397	406

Unit value, end of period $	17.40 to 18.48	15.12 to 15.96	11.54 to 12.10	16.55 to 17.26	14.15 to 14.66
Assets, end of period $ (000’s)	8,913	7,594	4,411	6,776	5,892
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.09% to 15.81%	31.02% to 31.84%	(30.30%) to (29.86%)	17.00% to 17.73%	7.77% to 8.44%

70

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	High Yield Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,577	1,202	1,333	1,556	1,554
Units issued	860	1,100	340	320	341
Units redeemed	(694)	(725)	(471)	(543)	(339)

Units, end of period (000’s)	1,743	1,577	1,202	1,333	1,556

Unit value, end of period $	14.92 to 16.15	13.20 to 14.20	8.60 to 9.19	12.27 to 13.03	12.14 to 12.82
Assets, end of period $ (000’s)	27,626	21,989	10,820	17,063	19,526
Investment income ratio*	48.58%	12.49%	9.40%	12.67%	6.47%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.03% to 13.75%	53.54% to 54.51%	(29.92%) to (29.48%)	1.02% to 1.64%	9.77% to 10.48%

	Sub-Account
	International Core Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)
Units, beginning of period	872	872	720	696	50
Units issued	173	292	209	62	808
Units redeemed	(320)	(292)	(57)	(38)	(162)

Units, end of period (000’s)	725	872	872	720	696

Unit value, end of period $	12.76 to 13.22	11.71 to 12.05	9.93 to 10.16	16.27 to 16.55	14.69 to 14.84
Assets, end of period $ (000’s)	9,561	10,500	8,851	11,891	10,325
Investment income ratio*	1.98%	2.40%	5.72%	2.30%	0.62%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.98% to 9.67%	17.89% to 18.62%	(38.96%) to (38.58%)	10.78% to 11.46%	24.04% to 24.81%

(h)	Renamed on May 1, 2006. Previously known as International Stock Trust.

71

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

Sub-Account
International Equity Index Trust A
Year Ended Dec. 31/10 (a)
Units, beginning of period	—
Units issued	679
Units redeemed	(200)

Units, end of period (000’s)	479

Unit value, end of period $	11.03 to 11.08
Assets, end of period $ (000’s)	5,309
Investment income ratio*	2.53%
Expense ratio lowest to highest**	0.00% to 0.63%
Total return lowest to highest***	10.30% to 10.76%

(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

	Sub-Account
	International Equity Index Trust B
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	5,494	6,401	5,181	4,427	3,842
Units issued	329	495	2,011	1,188	1,439
Units redeemed	(767)	(1,402)	(791)	(434)	(854)

Units, end of period (000’s)	5,056	5,494	6,401	5,181	4,427

Unit value, end of period $	23.07 to 41.02	20.83 to 36.81	15.10 to 26.52	27.32 to 47.69	21.17 to 41.18
Assets, end of period $ (000’s)	124,927	120,140	102,439	156,150	110,564
Investment income ratio*	2.55%	3.72%	3.01%	5.13%	0.75%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.74% to 11.43%	37.94% to 38.80%	(44.73%) to (44.38%)	15.10% to 15.82%	26.32% to 27.11%

72

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	International Opportunities Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	809	969	993	405	336
Units issued	245	244	542	707	418
Units redeemed	(252)	(404)	(566)	(119)	(349)

Units, end of period (000’s)	802	809	969	993	405

Unit value, end of period $	13.83 to 14.33	12.23 to 12.59	8.95 to 9.16	18.20 to 18.51	15.25 to 15.41
Assets, end of period $ (000’s)	11,456	10,154	8,853	18,343	6,233
Investment income ratio*	1.48%	1.08%	1.35%	2.56%	0.58%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.04% to 13.75%	36.65% to 37.49%	(50.82%) to (50.51%)	19.35% to 20.10%	23.20% to 23.96%

	Sub-Account
	International Small Company Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)
Units, beginning of period	672	—
Units issued	369	891
Units redeemed	(196)	(219)

Units, end of period (000’s)	845	672

Unit value, end of period $	11.98 to 12.07	9.83 to 9.84
Assets, end of period $ (000’s)	10,206	6,617
Investment income ratio*	3.14%	0.72%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	21.86% to 22.62%	(1.67%) to (1.59%)

(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

73

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	International Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	782	725	788	1,166	328
Units issued	4,154	236	257	311	1,078
Units redeemed	(661)	(179)	(320)	(689)	(240)

Units, end of period (000’s)	4,275	782	725	788	1,166

Unit value, end of period $	12.96 to 13.43	12.08 to 12.43	8.94 to 9.15	15.68 to 15.95	14.40 to 14.55
Assets, end of period $ (000’s)	56,878	9,642	6,583	12,506	16,930
Investment income ratio*	2.81%	2.62%	3.81%	3.95%	1.26%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.32% to 8.00%	35.10% to 35.94%	(43.00%) to (42.64%)	8.93% to 9.61%	28.79% to 29.61%

	Sub-Account
	Investment Quality Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	724	482	1,998	2,227	12
Units issued	546	525	167	217	2,236
Units redeemed	(543)	(283)	(1,683)	(446)	(21)

Units, end of period (000’s)	727	724	482	1,998	2,227

Unit value, end of period $	12.80 to 13.26	11.98 to 12.33	10.72 to 10.97	10.96 to 11.15	10.39 to 10.50
Assets, end of period $ (000’s)	9,557	8,883	5,268	21,995	23,171
Investment income ratio*	5.13%	5.25%	2.72%	9.22%	0.29%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.87% to 7.54%	11.74% to 12.43%	(2.23%) to (1.61%)	5.56% to 6.23%	3.00% to 3.64%

74

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Large Cap Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,823	2,234	2,272	2,114	2,164
Units issued	339	392	998	506	429
Units redeemed	(564)	(803)	(1,036)	(348)	(479)

Units, end of period (000’s)	1,598	1,823	2,234	2,272	2,114

Unit value, end of period $	25.74 to 28.27	21.05 to 22.97	15.42 to 16.72	30.40 to 32.76	22.61 to 26.76
Assets, end of period $ (000’s)	40,274	37,194	33,265	66,742	50,791
Investment income ratio*	0.38%	0.65%	0.02%	0.41%	0.59%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	22.30% to 23.06%	36.54% to 37.41%	(49.29%) to (48.97%)	21.67% to 22.43%	7.84% to 8.52%

(aw)	Renamed on November 16, 2009. Previously known as Turner Core Growth Trust.

	Sub-Account
	Large Cap Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	72	76	65	28	7
Units issued	166	28	51	64	103
Units redeemed	(80)	(32)	(40)	(27)	(82)

Units, end of period (000’s)	158	72	76	65	28

Unit value, end of period $	11.28 to 11.69	9.97 to 10.27	7.66 to 7.84	12.75 to 12.96	12.63 to 12.77
Assets, end of period $ (000’s)	1,830	724	587	840	356
Investment income ratio*	1.57%	1.92%	1.30%	1.07%	0.19%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.13% to 13.84%	30.20% to 31.02%	(39.93%) to (39.55%)	0.90% to 1.53%	13.67% to 14.38%

75

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Large Cap Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,226	1,096	1,275	926	1,956
Units issued	626	564	370	688	468
Units redeemed	(554)	(434)	(549)	(339)	(1,498)

Units, end of period (000’s)	1,298	1,226	1,096	1,275	926

Unit value, end of period $	10.57 to 10.95	9.67 to 9.96	8.79 to 9.00	13.80 to 14.03	13.30 to 13.43
Assets, end of period $ (000’s)	14,166	12,164	9,827	17,844	12,424
Investment income ratio*	1.27%	1.78%	1.57%	1.13%	0.66%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.28% to 9.97%	10.01% to 10.68%	(36.29%) to (35.89%)	3.80% to 4.45%	15.30% to 16.03%

	Sub-Account
	Lifestyle Aggressive Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (k)
Units, beginning of period	626	586	620	366	47
Units issued	120	192	242	318	430
Units redeemed	(175)	(152)	(276)	(64)	(111)

Units, end of period (000’s)	571	626	586	620	366

Unit value, end of period $	12.83 to 13.29	11.08 to 11.41	8.22 to 8.41	14.26 to 14.50	13.21 to 13.34
Assets, end of period $ (000’s)	7,522	7,090	4,888	8,952	4,869
Investment income ratio*	1.99%	1.16%	1.67%	9.62%	4.07%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.77% to 16.50%	34.84% to 35.70%	(42.36%) to (42.00%)	7.99% to 8.66%	14.76% to 15.48%

(k)	Renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

76

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (l)
Units, beginning of period	6,856	5,928	1,261	1,018	179
Units issued	630	2,424	5,219	512	1,040
Units redeemed	(1,844)	(1,496)	(552)	(269)	(201)

Units, end of period (000’s)	5,642	6,856	5,928	1,261	1,018

Unit value, end of period $	12.79 to 13.25	11.51 to 11.85	8.85 to 9.06	12.97 to 13.19	12.24 to 12.37
Assets, end of period $ (000’s)	73,814	80,535	53,175	16,569	12,569
Investment income ratio*	2.69%	5.11%	8.77%	7.41%	4.53%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.09% to 11.78%	30.08% to 30.89%	(31.76%) to (31.33%)	5.94% to 6.60%	12.09% to 12.80%

(l)	Renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust.

	Sub-Account
	Lifestyle Conservative Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (o)
Units, beginning of period	326	287	178	149	74
Units issued	215	149	161	38	128
Units redeemed	(173)	(110)	(52)	(9)	(53)

Units, end of period (000’s)	368	326	287	178	149

Unit value, end of period $	12.81 to 13.27	11.80 to 12.15	9.76 to 9.99	11.62 to 11.81	11.09 to 11.21
Assets, end of period $ (000’s)	4,879	3,959	2,870	2,098	1,673
Investment income ratio*	2.64%	5.74%	5.18%	8.26%	4.54%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.57% to 9.25%	20.87% to 21.63%	(15.95%) to (15.43%)	4.69% to 5.35%	7.77% to 8.44%

(o)	Renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.

77

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (m)
Units, beginning of period	3,875	3,823	3,544	2,409	882
Units issued	412	553	918	1,298	1,757
Units redeemed	(832)	(501)	(639)	(163)	(230)

Units, end of period (000’s)	3,455	3,875	3,823	3,544	2,409

Unit value, end of period $	12.70 to 13.16	11.31 to 11.64	8.53 to 8.73	13.53 to 13.76	12.66 to 12.79
Assets, end of period $ (000’s)	44,970	44,742	33,172	48,519	30,723
Investment income ratio*	2.29%	3.49%	2.73%	7.61%	5.11%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.35% to 13.04%	32.49% to 33.33%	(36.93%) to (36.54%)	6.88% to 7.55%	12.88% to 13.58%

(m)	Renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.

	Sub-Account
	Lifestyle Moderate Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	162	111	117	70	31
Units issued	159	69	165	101	93
Units redeemed	(88)	(18)	(171)	(54)	(54)

Units, end of period (000’s)	233	162	111	117	70

Unit value, end of period $	12.71 to 13.17	11.55 to 11.90	9.14 to 9.35	12.13 to 12.33	11.58 to 11.71
Assets, end of period $ (000’s)	3,061	1,922	1,034	1,434	816
Investment income ratio*	3.01%	6.46%	3.92%	8.11%	4.41%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.00% to 10.69%	26.39% to 27.18%	(24.64%) to (24.16%)	4.70% to 5.34%	9.80% to 10.49%

(n)	Renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.

78

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,277	1,251	823	1,265	390
Units issued	752	373	716	488	1,135
Units redeemed	(806)	(347)	(288)	(930)	(260)

Units, end of period (000’s)	1,223	1,277	1,251	823	1,265

Unit value, end of period $	15.61 to 16.48	12.46 to 13.07	9.17 to 9.56	14.50 to 15.02	13.57 to 13.97
Assets, end of period $ (000’s)	20,002	16,601	11,900	12,311	17,611
Investment income ratio*	1.17%	1.17%	1.32%	1.25%	0.52%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	25.27% to 26.06%	35.90% to 36.74%	(36.76%) to (36.36%)	6.88% to 7.55%	9.07% to 9.74%

	Sub-Account
	Mid Cap Stock Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,249	1,426	1,499	1,916	2,533
Units issued	168	308	814	1,694	1,308
Units redeemed	(386)	(485)	(887)	(2,111)	(1,925)

Units, end of period (000’s)	1,031	1,249	1,426	1,499	1,916

Unit value, end of period $	40.41 to 44.84	33.04 to 36.43	25.29 to 27.71	45.24 to 49.27	24.85 to 39.87
Assets, end of period $ (000’s)	36,028	34,766	30,506	58,057	58,595
Investment income ratio*	0.00%	0.00%	0.00%	0.01%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	22.31% to 23.07%	30.65% to 31.47%	(44.10%) to (43.75%)	22.82% to 23.59%	12.95% to 13.66%

79

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Mid Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,899	1,877	2,823	2,812	3,113
Units issued	181	726	357	534	907
Units redeemed	(406)	(704)	(1,303)	(523)	(1,208)

Units, end of period (000’s)	1,674	1,899	1,877	2,823	2,812

Unit value, end of period $	22.26 to 24.10	19.28 to 20.74	13.27 to 14.18	20.43 to 21.71	20.46 to 21.60
Assets, end of period $ (000’s)	39,553	38,650	26,216	60,378	59,849
Investment income ratio*	2.04%	0.68%	1.17%	2.23%	0.31%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.44% to 16.16%	45.36% to 46.27%	(35.08%) to (34.67%)	(0.12%) to 0.51%	19.60% to 20.34%

	Sub-Account
	Money Market Trust B
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	9,456	19,383	10,592	9,248	7,822
Units issued	9,920	8,888	20,320	16,249	13,898
Units redeemed	(9,858)	(18,815)	(11,529)	(14,905)	(12,472)

Units, end of period (000’s)	9,518	9,456	19,383	10,592	9,248

Unit value, end of period $	16.21 to 17.35	16.30 to 17.34	16.33 to 17.26	16.09 to 16.90	14.00 to 21.40
Assets, end of period $ (000’s)	156,122	154,284	357,522	172,545	147,013
Investment income ratio*	0.05%	0.51%	1.96%	4.71%	4.62%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.57%) to 0.03%	(0.15%) to 0.47%	1.48% to 2.12%	4.18% to 4.82%	4.06% to 4.70%

80

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Natural Resources Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,438	1,299	1,071	840	413
Units issued	563	724	616	537	760
Units redeemed	(674)	(585)	(388)	(306)	(333)

Units, end of period (000’s)	1,327	1,438	1,299	1,071	840

Unit value, end of period $	20.42 to 21.16	17.83 to 18.36	11.27 to 11.53	23.43 to 23.82	16.74 to 16.92
Assets, end of period $ (000’s)	27,940	26,305	14,921	25,437	14,189
Investment income ratio*	0.73%	1.20%	0.70%	1.21%	0.51%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	14.53% to 15.25%	58.23% to 59.23%	(51.90%) to (51.60%)	39.93% to 40.81%	21.55% to 22.32%

	Sub-Account
	Optimized All Cap Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	4,967	5,689	22	18	4
Units issued	282	408	6,603	6	15
Units redeemed	(790)	(1,130)	(936)	(2)	(1)

Units, end of period (000’s)	4,459	4,967	5,689	22	18

Unit value, end of period $	11.57 to 11.98	9.73 to 10.02	7.63 to 7.81	13.50 to 13.73	13.09 to 13.22
Assets, end of period $ (000’s)	52,533	49,112	43,929	308	236
Investment income ratio*	1.19%	1.42%	1.32%	1.30%	2.87%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.81% to 19.55%	27.56% to 28.35%	(43.48%) to (43.12%)	3.17% to 3.82%	14.52% to 15.24%

(ad)	Renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

81

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Optimized Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	140	158	148	28	6
Units issued	9	14	38	143	33
Units redeemed	(55)	(32)	(28)	(23)	(11)

Units, end of period (000’s)	94	140	158	148	28

Unit value, end of period $	10.37 to 10.74	9.19 to 9.46	7.42 to 7.60	12.69 to 12.91	13.47 to 13.61
Assets, end of period $ (000’s)	1,012	1,323	1,197	1,912	379
Investment income ratio*	1.69%	2.17%	2.67%	2.26%	0.10%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.79% to 13.51%	23.77% to 24.53%	(41.51%) to (41.15%)	(5.75%) to (5.17%)	20.62% to 21.36%

(ae)	Renamed on April 28, 2008. Previously known as Quantitative Value Trust.

	Sub-Account
	Overseas Equity Trust
	Year Ended Dec. 31/10 (d)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	2,786	3,075	3,414	4,030	4,748
Units issued	73	308	279	406	615
Units redeemed	(2,859)	(597)	(618)	(1,022)	(1,333)

Units, end of period (000’s)	—	2,786	3,075	3,414	4,030

Unit value, end of period $	14.75 to 16.09	14.92 to 16.25	11.48 to 12.42	19.93 to 21.43	17.82 to 19.04
Assets, end of period $ (000’s)	—	43,442	36,716	70,615	74,331
Investment income ratio*	0.63%	2.17%	2.00%	2.34%	0.89%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(1.19%) to (0.99%)	30.02% to 30.83%	(42.41%) to (42.05%)	11.83% to 12.53%	19.02% to 19.76%

(d)	Terminated as an investment option and funds transferred to International Value Trust on May 3, 2010.

82

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Pacific Rim Trust
	Year Ended Dec. 31/10 (e)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	299	371	326	403	351
Units issued	32	231	201	90	455
Units redeemed	(331)	(303)	(156)	(167)	(403)

Units, end of period (000’s)	—	299	371	326	403

Unit value, end of period $	12.11 to 12.50	11.88 to 12.23	9.04 to 9.25	15.14 to 15.40	13.95 to 14.10
Assets, end of period $ (000’s)	—	3,630	3,405	4,999	5,664
Investment income ratio*	0.46%	1.10%	1.65%	1.77%	0.98%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.98% to 2.19%	31.35% to 32.20%	(40.30%) to (39.92%)	8.51% to 9.19%	10.53% to 11.22%

(e)	Terminated as an investment option and funds transferred to International Equity Index A Trust on May 3, 2010.

	Sub-Account
	Real Estate Securities Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,284	1,452	1,522	1,757	1,698
Units issued	272	322	335	353	442
Units redeemed	(341)	(490)	(405)	(588)	(383)

Units, end of period (000’s)	1,215	1,284	1,452	1,522	1,757

Unit value, end of period $	47.60 to 82.05	37.07 to 63.50	28.64 to 48.75	47.55 to 80.44	38.95 to 95.27
Assets, end of period $ (000’s)	50,397	40,631	35,570	63,096	89,306
Investment income ratio*	1.96%	3.54%	3.35%	2.67%	1.73%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	28.39% to 29.20%	29.45% to 30.26%	(39.77%) to (39.39%)	(16.09%) to (15.56%)	37.31% to 38.17%

83

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Real Return Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	987	880	1,863	2,303	375
Units issued	754	757	1,225	223	2,160
Units redeemed	(744)	(650)	(2,208)	(663)	(232)

Units, end of period (000’s)	997	987	880	1,863	2,303

Unit value, end of period $	12.41 to 12.85	11.47 to 11.81	9.66 to 9.88	10.96 to 11.14	9.90 to 10.01
Assets, end of period $ (000’s)	12,772	11,643	8,685	20,481	22,847
Investment income ratio*	11.44%	9.49%	0.54%	7.03%	0.82%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.12% to 8.82%	18.80% to 19.54%	(11.85%) to (11.30%)	10.66% to 11.36%	(0.20%) to 0.43%

	Sub-Account
	Science & Technology Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	206	93	88	15	9
Units issued	188	313	131	111	15
Units redeemed	(74)	(200)	(126)	(38)	(9)

Units, end of period (000’s)	320	206	93	88	15

Unit value, end of period $	15.68 to 16.24	12.65 to 13.02	7.73 to 7.91	14.00 to 14.24	11.78 to 11.90
Assets, end of period $ (000’s)	5,132	2,669	729	1,248	184
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	23.92% to 24.69%	63.55% to 64.57%	(44.77%) to (44.42%)	18.88% to 19.62%	4.95% to 5.60%

84

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Short-Term Bond Trust
	Year Ended Dec. 31/10 (f)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,553	1,709	7,634	9,504	3,721
Units issued	146	809	491	1,396	7,205
Units redeemed	(1,699)	(965)	(6,416)	(3,266)	(1,422)

Units, end of period (000’s)	—	1,553	1,709	7,634	9,504

Unit value, end of period $	17.37 to 19.20	16.69 to 18.41	14.09 to 15.45	17.49 to 19.05	15.59 to 18.45
Assets, end of period $ (000’s)	—	26,439	24,454	134,030	163,391
Investment income ratio*	1.91%	5.15%	2.22%	9.59%	2.13%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	4.06% to 4.27%	18.47% to 19.21%	(19.43%) to (18.92%)	2.61% to 3.25%	3.88% to 4.55%

(f)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

Sub-Account
Short Term Government Income Trust
Year Ended Dec. 31/10 (a)
Units, beginning of period	—
Units issued	3,247
Units redeemed	(421)

Units, end of period (000’s)	2,826

Unit value, end of period $	10.15 to 10.19
Assets, end of period $ (000’s)	28,770
Investment income ratio*	1.66%
Expense ratio lowest to highest**	0.00% to 0.63%
Total return lowest to highest***	1.49% to 1.91%

(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

85

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	2,809	3,103	3,326	3,777	4,950
Units issued	323	325	500	538	806
Units redeemed	(602)	(619)	(723)	(989)	(1,979)

Units, end of period (000’s)	2,530	2,809	3,103	3,326	3,777

Unit value, end of period $	17.74 to 19.45	14.62 to 15.92	10.94 to 11.84	18.21 to 19.59	15.99 to 17.19
Assets, end of period $ (000’s)	47,104	42,830	35,288	62,782	62,682
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	21.38% to 22.14%	33.63% to 34.46%	(39.92%) to (39.54%)	13.27% to 13.98%	12.75% to 13.47%

	Sub-Account
	Small Cap Index Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,376	1,550	1,486	1,761	1,123
Units issued	253	222	294	456	982
Units redeemed	(289)	(396)	(230)	(731)	(344)

Units, end of period (000’s)	1,340	1,376	1,550	1,486	1,761

Unit value, end of period $	10.72 to 16.10	8.53 to 12.74	6.77 to 10.05	10.28 to 15.16	10.15 to 15.48
Assets, end of period $ (000’s)	16,575	13,420	12,171	17,562	20,451
Investment income ratio*	0.56%	0.91%	1.42%	1.63%	0.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	25.64% to 26.43%	25.92% to 26.70%	(34.12%) to (33.70%)	(2.68%) to (2.07%)	16.89% to 17.64%

86

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	688	121	106	121	39
Units issued	1,164	724	35	18	140
Units redeemed	(883)	(157)	(20)	(33)	(58)

Units, end of period (000’s)	969	688	121	106	121

Unit value, end of period $	11.53 to 11.94	8.94 to 9.21	6.72 to 6.87	11.68 to 11.87	12.72 to 12.85
Assets, end of period $ (000’s)	11,507	6,321	832	1,251	1,558
Investment income ratio*	0.00%	0.00%	2.64%	1.99%	0.72%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	28.91% to 29.71%	33.19% to 34.03%	(42.50%) to (42.13%)	(8.18%) to (7.60%)	9.78% to 10.47%

	Sub-Account
	Small Cap Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	3,034	3,523	4,249	4,317	4,842
Units issued	482	713	700	964	1,393
Units redeemed	(769)	(1,202)	(1,426)	(1,032)	(1,918)

Units, end of period (000’s)	2,747	3,034	3,523	4,249	4,317

Unit value, end of period $	24.30 to 41.32	19.38 to 32.75	15.14 to 25.43	20.61 to 34.40	21.36 to 35.44
Assets, end of period $ (000’s)	76,958	66,941	60,239	98,890	105,213
Investment income ratio*	0.42%	0.68%	1.27%	1.01%	0.10%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	25.36% to 26.15%	27.98% to 28.79%	(26.53%) to (26.07%)	(3.52%) to (2.92%)	18.58% to 19.32%

87

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Small Company Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	468	309	254	234	209
Units issued	124	292	300	208	183
Units redeemed	(223)	(133)	(245)	(188)	(158)

Units, end of period (000’s)	369	468	309	254	234

Unit value, end of period $	14.48 to 15.00	12.00 to 12.36	9.45 to 9.67	13.03 to 13.25	13.27 to 13.41
Assets, end of period $ (000’s)	5,509	5,771	2,979	3,359	3,134
Investment income ratio*	1.37%	0.43%	0.76%	0.20%	0.11%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	20.63% to 21.39%	27.02% to 27.82%	(27.49%) to (27.05%)	(1.75%) to (1.14%)	14.79% to 15.50%

	Sub-Account
	Smaller Company Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)
Units, beginning of period	36	—
Units issued	143	62
Units redeemed	(31)	(26)

Units, end of period (000’s)	148	36

Unit value, end of period $	13.07 to 13.16	10.51 to 10.52
Assets, end of period $ (000’s)	1,954	386
Investment income ratio*	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	24.34% to 25.12%	5.14% to 5.22%

(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

88

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Strategic Bond Trust
	Year Ended Dec. 31/10 (g)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	287	292	368	627	244
Units issued	132	176	214	276	708
Units redeemed	(419)	(181)	(290)	(535)	(325)

Units, end of period (000’s)	—	287	292	368	627

Unit value, end of period $	12.34 to 12.78	11.06 to 11.39	9.02 to 9.23	10.81 to 10.99	10.87 to 10.99
Assets, end of period $ (000’s)	—	3,246	2,683	4,035	6,880
Investment income ratio*	10.13%	7.41%	8.14%	8.48%	4.75%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.63% to 12.21%	22.66% to 23.45%	(16.59%) to (16.07%)	(0.59%) to 0.02%	6.37% to 7.05%

(g)	Terminated as an investment option and funds transferred to Strategic Income Opportunities Trust on November 8, 2010.

	Sub-Account
	Strategic Income Opportunities Trust
	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	114	64	25	29	8
Units issued	546	79	47	18	24
Units redeemed	(144)	(29)	(8)	(22)	(3)

Units, end of period (000’s)	516	114	64	25	29

Unit value, end of period $	14.68 to 15.22	12.75 to 13.13	10.12 to 10.36	11.14 to 11.33	10.59 to 10.70
Assets, end of period $ (000’s)	7,801	1,489	663	283	306
Investment income ratio*	21.94%	9.22%	15.01%	2.06%	5.14%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.18% to 15.91%	25.99% to 26.78%	(9.14%) to (8.57%)	5.17% to 5.85%	3.41% to 4.08%

(b)	Renamed on May 3, 2010. Previously known as Strategic Income Trust.

89

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/06
Units, beginning of period	2,331	2,495	2,774	2,694	3,178
Units issued	333	504	451	596	973
Units redeemed	(422)	(668)	(730)	(516)	(1,457)

Units, end of period (000’s)	2,242	2,331	2,495	2,774	2,694

Unit value, end of period $	18.84 to 20.39	17.80 to 19.14	16.85 to 18.01	16.03 to 17.03	15.06 to 15.89
Assets, end of period $ (000’s)	44,996	43,935	44,368	46,641	42,252
Investment income ratio*	4.33%	4.98%	5.13%	10.07%	3.65%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.83% to 6.49%	5.63% to 6.29%	5.13% to 5.79%	6.45% to 7.13%	3.42% to 4.07%

(j)	Renamed on October 1, 2007. Previously known as Bond Index Trust B.

	Sub-Account
	Total Return Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	6,957	6,028	8,605	8,552	2,521
Units issued	3,692	3,716	2,153	1,296	6,374
Units redeemed	(3,110)	(2,787)	(4,730)	(1,243)	(343)

Units, end of period (000’s)	7,539	6,957	6,028	8,605	8,552

Unit value, end of period $	14.83 to 15.57	13.87 to 14.46	12.27 to 12.71	12.02 to 12.37	11.13 to 11.39
Assets, end of period $ (000’s)	117,041	100,285	76,496	105,376	96,448
Investment income ratio*	2.46%	4.34%	3.93%	7.79%	2.05%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.99% to 7.66%	12.99% to 13.71%	2.11% to 2.76%	7.94% to 8.61%	3.01% to 3.67%

90

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,380	1,522	1,607	1,811	2,140
Units issued	91	312	229	234	232
Units redeemed	(246)	(454)	(314)	(438)	(561)

Units, end of period (000’s)	1,225	1,380	1,522	1,607	1,811

Unit value, end of period $	13.24 to 46.23	11.36 to 39.42	8.87 to 30.58	14.20 to 48.65	13.28 to 46.25
Assets, end of period $ (000’s)	21,544	20,572	17,810	31,072	33,489
Investment income ratio*	1.39%	1.58%	1.67%	2.24%	1.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.53% to 17.26%	28.12% to 28.93%	(37.54%) to (37.15%)	4.54% to 5.19%	14.61% to 15.33%

	Sub-Account
	U.S. Government Securities Trust
	Year Ended Dec. 31/10 (ay)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	155	117	109	26	6
Units issued	40	152	63	88	47
Units redeemed	(195)	(114)	(55)	(5)	(27)

Units, end of period (000’s)	—	155	117	109	26

Unit value, end of period $	11.55 to 13.83	11.30 to 13.51	10.48 to 12.45	10.70 to 12.64	10.43 to 12.24
Assets, end of period $ (000’s)	—	1,928	1,301	1,229	285
Investment income ratio*	1.05%	3.40%	4.10%	9.21%	4.13%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.18% to 2.39%	7.81% to 8.49%	(2.05%) to (1.44%)	2.62% to 3.25%	3.74% to 4.39%

(ay)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

91

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	U.S. High Yield Bond Trust
	Year Ended Dec. 31/10 (az)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,414	1,316	59	41	27
Units issued	343	2,144	1,374	59	20
Units redeemed	(1,757)	(2,046)	(117)	(41)	(6)

Units, end of period (000’s)	—	1,414	1,316	59	41

Unit value, end of period $	14.52 to 15.02	13.25 to 13.65	9.10 to 9.31	11.57 to 11.76	11.30 to 11.42
Assets, end of period $ (000’s)	—	19,277	12,239	696	468
Investment income ratio*	30.42%	8.50%	12.28%	10.90%	5.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.51% to 10.08%	45.72% to 46.65%	(21.35%) to (20.85%)	2.36% to 3.00%	8.94% to 9.60%

(az)	Terminated as an investment option and funds transferred to High Yield Trust on November 8, 2010.

	Sub-Account
	Utilities Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	918	817	989	297	171
Units issued	756	287	989	930	271
Units redeemed	(715)	(186)	(1,161)	(238)	(145)

Units, end of period (000’s)	959	918	817	989	297

Unit value, end of period $	17.47 to 18.10	15.42 to 15.88	11.62 to 11.89	19.01 to 19.33	15.01 to 15.17
Assets, end of period $ (000’s)	17,302	14,518	9,689	19,063	4,488
Investment income ratio*	2.95%	4.94%	2.69%	2.93%	1.51%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.29% to 14.00%	32.76% to 33.58%	(38.88%) to (38.50%)	26.64% to 27.43%	30.25% to 31.06%

92

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	940	597	403	211	109
Units issued	188	861	337	306	225
Units redeemed	(470)	(518)	(143)	(114)	(123)

Units, end of period (000’s)	658	940	597	403	211

Unit value, end of period $	14.84 to 15.37	12.21 to 12.57	8.70 to 8.90	14.80 to 15.05	13.76 to 13.90
Assets, end of period $ (000’s)	10,090	11,787	5,302	6,052	2,928
Investment income ratio*	1.07%	1.71%	1.28%	1.57%	0.39%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	21.56% to 22.30%	40.31% to 41.19%	(41.21%) to (40.84%)	7.60% to 8.26%	20.28% to 21.03%

93

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
(**)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.
(***)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

94

Prospectus dated May 2, 2011

for interests in

Separate Account S

Interests are made available under

VARIABLE ESTATE PROTECTION PLUS

a flexible premium variable universal survivorship life insurance policy

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

The policy provides a fixed account option with fixed rates of return declared by John Hancock USA and the following investment accounts:

500 Index B
Active Bond
All Cap Core
All Cap Value
Alpha Opportunities
American Asset Allocation
American Blue Chip Income and Growth
American Bond
American Fundamental Holdings
American Global Diversification
American Global Growth
American Global Small Capitalization
American Growth
American Growth-Income
American High-Income Bond
American International
American New World
Balanced
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Allocation Plus
Core Bond
Core Diversified Growth & Income
Core Strategy
Disciplined Diversification
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental Value
Global
Global Bond
Health Sciences
High Yield
International Core
International Equity Index A
International Equity Index B
International Opportunities
International Small Company
International Value
Investment Quality Bond
Large Cap
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Natural Resources
Optimized All Cap
Optimized Value
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Smaller Company Growth
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
Utilities
Value

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

  The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
  Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
  Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
  Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock USA and the Separate Account, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you should review the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.
2

SUMMARY OF BENEFITS AND RISKS

The nature of the policy

This is a so-called “survivorship” policy that provides coverage on two insured persons. The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary upon the death of the last surviving insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured persons. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

  Option A - The death benefit will equal the greater of (1) the Total Sum Insured  plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described under “The minimum insurance amount” provision in the Detailed Information section of this prospectus).
  Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt. This is called your “surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:

  the amount you invested,
  plus or minus the investment experience of the investment options you’ve chosen, minus all charges we deduct, and
  minus all withdrawals you have made.

If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Generally, each withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

Policy loans

You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is 90% of your account value, less any existing indebtedness as described in

4

your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy’s account value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account S (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment options you’ve chosen has been poor or because of a combination of both factors. You’ll be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the series funds.

Transfer risk

There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts.

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment

5

accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7-pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

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FEE TABLES

This section contains the tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

The first table below describes the fees and expenses that you will pay at the time that you buy the policy, pay a premium after issue, or withdraw account value.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum sales charge	Upon payment of premium	30% of Target Premiums paid in policy year 1
15% of Target Premiums paid in policy years 2-5
10% of Target Premiums paid in policy years 6-10
4% of Target Premiums paid in policy years 11-20
3% of Target Premiums paid in policy years 21 and thereafter
3.5% of any premiums paid in excess of Target Premiums in policy years 1-10
3% of any premiums paid in excess of Target Premiums in policy year 11 and thereafter(1)
Premium tax charge	Upon payment of premium	2.35% of each premium paid
DAC tax charge	Upon payment of premium	1.25% of each premium paid
Premium processing charge	Upon payment of premium	1.25% of each premium paid(2)
Maximum partial withdrawal charge	Upon making a partial withdrawal	Lesser of $20 or 2% of withdrawal amount
(1)	The current charges differ from those shown above as follows: 3% of Target Premiums paid in policy year 11-20, 0% of Target Premiums paid in policy years 21 and thereafter, and 0% of any premiums paid in excess of Target Premiums in policy years 21 and thereafter. If the younger insured is 71 or older when the policy is issued, there will be no sales charges after policy year 11. The “Target Premium” for each policy year is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.
(2)	For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.
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The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the policy loan interest rate and the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Insurance charge:(1)
Minimum charge	Monthly	$0.0001 per $1,000 of AAR	$0.0001 per $1,000 of AAR
Maximum charge	Monthly	$83.20 per $1,000 of AAR	$54.74 per $1,000 of AAR
Charge for representative insured persons	Monthly	$0.003 per $1,000 of AAR	$0.003 per $1,000 of AAR
Issue charge	Monthly	$55.55 only during policy year 1-5 plus 2¢ per 1,000 of Total Sum Insured at issue only during policy years 1-3(2)	$55.55 only during policy year 1-5 plus 2¢ per 1,000 of Total Sum Insured at issue only during policy years 1- 3(2)
Administrative charge	Monthly	$10 in all policy years plus 3¢ per $1,000 of Total Sum Insured at issue in all policy years	$7.50 in all policy years plus 1¢ per $1,000 of Total Sum Insured at issue in policy years 1-10(3)
Guaranteed minimum death benefit charge(4)	Monthly, starting in policy year 11	3¢ per $1,000 of Basic Sum Insured at issue	1¢ per $1,000 of Basic Sum Insured at issue
Asset-based risk charge(5)	Monthly	.08% of account value	.07% in policy years 1-15 for policies with Total Sum Insured at issue of less than $5 million
.06% in policy years 1-15 for policies with Total Sum Insured at issue of $5 million - $15 million
.06% in policy years 1-15 for policies with Total Sum Insured at issue of $15 million or more
.01% in policy years 16 and thereafter, regardless of Total Sum Insured at issue
Maximum policy loan interest rate(6)	Accrues daily Payable annually	4.75%	4.75%

(1)	The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and the gender of the insured persons. The “minimum” rate shown in the table is the rate in the first policy year for a $250,000 policy issued to cover two 20 year old female preferred non-tobacco underwriting risks. The “maximum” rate shown in the table is the rate in policy year 25 for a $500,000 policy issued to cover two 75 year old male substandard tobacco underwriting risks. This includes the so-called “extra mortality charge.” The “representative insured persons” referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk with a $500,000 policy. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock USA representative.
(2)	The second part of this charge is guaranteed not to exceed $200.
(3)	For policies with a Total Sum Insured of $5 million or more, the first part of this charge is currently $0.
(4)	This charge only applies if the guaranteed minimum death benefit feature is elected to extend beyond the tenth policy year.
(5)	This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option.

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(6)	4.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 4.50% for policy years 11-20 and, under our current rules, is 4.00% thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.00%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Age 100 Waiver of Charges Rider(1)
Minimum charge	Monthly	$0.0001 per $1,000 of amount at risk
Maximum charge	Monthly	$2.28 per $1,000 of amount at risk
Charge for representative insured persons	Monthly	$0.0003 per $1,000 of amount at risk
Enhanced Cash Value Rider	Upon payment of premium	2% of all premiums paid in the first policy year up to the Target Premium
Policy Split Option Rider	Monthly	3¢ per $1,000 of current Total Sum Insured
Four Year Term Rider(2)
Minimum charge	Monthly	$0.004 per $1,000 of Term Death Benefit
Maximum charge	Monthly	$0.02 per $1,000 of Term Death Benefit
Charge for representative insured persons	Monthly	$0.005 per $1,000 of Term Death Benefit
(1)	The charge for this rider is determined by multiplying the amount of insurance for which we are at risk by the applicable rate. The rate vary by the issue age and the insurance risk characteristics of the insured persons. The “minimum” rate shown in the table is for two 20 year old tobacco underwriting risks. The “maximum” rate shown in the table is for two 85 year old preferred underwriting risks. The “representative insured persons” referred to in the table are two 50 year old preferred underwriting risks.
(2)	The charge for this rider is determined by multiplying the Term Death Benefit under the rider by the applicable rate. The rates vary by the issue age, gender and insurance risk characteristics of the insured persons. The “minimum” rate shown in the table is for two 20 year old female preferred non-tobacco underwriting risks. The “maximum” rate shown in the table is for two 65 year old male substandard tobacco underwriting risks. The “representative insured persons” referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	2.90%

1Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 0.92%, respectively.

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Fundamental Holdings, American Global Diversification, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, American New World, and Core Diversified Growth & Income portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance

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of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.
All Cap Core	QS Investors, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.
American Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Bond Fund, a series of the American Funds Insurance Series. The master fund invests at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and invests up to 35% of its assets in debt securities rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations (“NRSROs”), or unrated but determined to be of equivalent quality (so called “junk bonds”). The master fund may invest in debt securities of issuers domiciled outside the U.S. and may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks.
American Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying funds of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund and International Fund.

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Portfolio	Portfolio Manager	Investment Objective
American Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio invests a significant portion of its assets in securities, which include securities held by the underlying funds, that are located outside the U.S. The portfolio operates as a fund of funds and currently invests primarily in five underlying funds of the American Funds Insurance Series: Bond Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund and New World Fund.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.
American Global Small Capitalization	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Small Capitalization Fund, a series of the American Funds Insurance Series. Under normal market conditions, the master fund invests primarily in stocks of smaller companies located around the world. Normally, the master fund invests at least 80% of its net assets in growth-oriented common stocks and other equity securities.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American High-Income Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide a high level of current income and, secondarily, capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the High-Income Bond Fund, a series of the American Funds Insurance Series. The master fund invests primarily in higher yielding and generally lower quality debt securities rated Ba1 or below or BB+ or below by NRSROs or unrated but determined to be of equivalent quality, including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The portfolio may also invest a portion of its assets in securities of issuers domiciled outside the U.S.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The master fund may invest a portion of its assets in common stocks and other securities of companies in emerging market countries.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.
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Portfolio	Portfolio Manager	Investment Objective
Balanced	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed-income securities, including investment-grade and below investment-grade debt securities (commonly known as “junk bonds”) with maturities that range from short to longer term, as well as cash.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio allocates its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Inc.	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Diversified Growth & Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital and income. The portfolio invests in other funds and other investment companies as well as other types of investments. Under normal market conditions, the portfolio generally invests between 65% and 75% of its assets in equity securities, which include securities held by the underlying funds, and between 25% and 35% of its assets in fixed-income securities, which include securities held by the underlying funds.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
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Portfolio	Portfolio Manager	Investment Objective
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
Target AllocationRange of Allocation
Equity Securities: 70%65% – 75%
Fixed-Income Securities: 30%25% – 35%
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s:Ba through C
S&P’s:BB through D
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Portfolio	Portfolio Manager	Investment Objective
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets. The portfolio invests at least 85% of its net assets in non-U.S. equity securities.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
Optimized All Cap	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, medium and small.
Optimized Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*
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Portfolio	Portfolio Manager	Investment Objective
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
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Portfolio	Portfolio Manager	Investment Objective
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.
Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Index.*
*“Wilshire 5000 Total Market Index®” is a trademark of Wilshire Associates. “MSCI All Country World Excluding U.S. Index” is a trademark of Morgan Stanley & Co. Incorporated.“Russell 1000,®” “Russell 2000,®” “Russell 2500,TM”“Russell 1000 Value,®” “Russell

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3000,®” “Russell Midcap,®” and “Russell Midcap Value®” are trademarks of Frank Russell Company. “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 28, 2011 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $466 million to $275.1 billion
Russell 1000 Index — $221 million to $425.9 billion
Russell 1000 Value Index — $221 million to $425.9 billion
Russell 2000 Index — maximum of $6.2 billion
Russell 2500 Index — maximum of $11 billion (as of March 31, 2011)
Russell 3000 Index — $5 million to $425.9 billion
Russell Midcap Index — $221 million to $22.3 billion
Russell Midcap Value Index — $310 million to $19 billion
S&P MidCap 400 Index — $703 million to $9.9 billion
S&P SmallCap 600 Index — maximum of $3.7 billion
Wilshire 5000 Total Market Index — less than $1 million to $431 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for policy owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John

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Hancock USA to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock USA

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account S, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account S (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

We are a stock life insurance company and are currently licensed in the District of Columbia and all states of the United States, except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account S

The variable investment options shown on page 1 are in fact subaccounts of the Separate Account and initially established by JHVLICO under Massachusetts law. On December 31, 2009, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law (see “Description of John Hancock USA”).

The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

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The fixed investment option

Our obligations under the fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed investment option — the standard fixed investment option. The effective annual rate we declare for the standard fixed investment option will never be less than 4%. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment option, but we are under no obligation to do so.

Because of exemptive and exclusionary provisions, interests in any fixed investment option have not been and will not be registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding fixed investment options are, however, subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are “due” are referred to as “modal processing dates.” The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see “Lapse and reinstatement”).

Minimum premium payments

Each premium payment must be at least $100.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see “Tax considerations”). Also, we may refuse to accept any amount of an additional premium if:

  that amount of premium would increase our insurance risk exposure, and the insured persons don’t provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to our Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

  by wire or by exchange from another insurance company,
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  via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your John Hancock USA representative or by contacting our Service Office.

Processing premium payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1) We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.

(2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

(3) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

  The tax problem resolves itself prior to the date the refund is to be made; or
  The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Lapse and reinstatement

Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., “lapse”) for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy’s surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day “grace period” to make that payment. If you don’t pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., “reinstate”) it within 2 years from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit feature is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

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Guaranteed minimum death benefit feature

This feature is available only if the insured persons meet certain underwriting requirements and only if you’ve elected death benefit Option A (see “The death benefit” below). The feature guarantees that your Basic Sum Insured will not lapse, regardless of adverse investment performance, if both of the following are true:

  any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see “The death benefit” below), and on each monthly deduction date the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

The Guaranteed Minimum Death Benefit Premium (or “GMDB Premium”) is defined in the policy and one-twelfth of it is “due” on each monthly deduction date. The term monthly deduction date is defined under “Procedures for issuance for a policy.” On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

No GMDB Premium will ever be greater than the so-called “guideline premium” for the policy as defined in section 7702 of the Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see “The death benefit” below). The GMDB Premium varies from policy to policy based upon a number of factors, including each insured person’s issue age, insurance risk characteristics and (generally) gender.

If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don’t pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see “The death benefit” below). The guaranteed minimum death benefit feature will cease to apply on the policy anniversary nearest the 100th birthday of the younger insured person (whether or not such insured person is then alive). Also, the feature cannot be reinstated after that policy anniversary. However, the optional “Age 100 Waiver of Charges Rider”, if elected at the time of application for the policy, will continue the guaranteed minimum death benefit feature beyond that policy anniversary.

If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the “Total Sum Insured.” Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. We reserve the right to impose underwriting restrictions on the proportions of Additional Sum Insured and Basic Sum Insured based upon the anticipated frequency of premium payments and other factors. However, even in the absence of such underwriting restrictions, the Additional Sum Insured generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under “Basic Sum Insured vs. Additional Sum Insured” below.

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

  Option A - The death benefit will equal the greater of (1) the Total Sum Insured  plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).
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  Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

  First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.
  We will then subtract your Total Sum Insured.

Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke your election at any time, but there may be adverse tax consequences if you do. An “annual processing date” is the first business day of a policy year.

Limitations on payment of death benefit

If either insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals, unless otherwise provided by your policy.

Also, if an application misstated the age or sex of either of the insured persons, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charges or as otherwise provided by your policy.

Basic Sum Insured vs. Additional Sum Insured

As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

For the same amount of premiums paid, the charges deducted from premiums and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy’s surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

Generally, you will incur lower charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the policy’s Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see “Tax considerations”).

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The minimum insurance amount

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law — the “guideline premium and cash value corridor test” and the “cash value accumulation test.” When you elect the death benefit option, you must also elect which test you wish to have applied. As indicated above, the guideline premium and cash value corridor test is not available if the optional extra death benefit feature is elected. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called “corridor factor” in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each policy year will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the “Required Additional Death Benefit Factor.”

As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the “7 pay” limit for the full 7 years (see “Tax considerations”). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the younger insured person reaches 100

If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, certain things will happen whether or not the younger insured person is actually alive on that policy anniversary. What happens depends upon whether the age 100 waiver of charges rider is in effect on that policy anniversary.

If you elected the rider at the time of application for the policy and the rider is still in effect, the only thing that will happen is that we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting premium payments.

If you did not elect the rider at the time of application for the policy (or if you did elect it and it is no longer in effect), then the following will happen:

  We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.
  The death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) and the guaranteed minimum death benefit feature will all cease to apply.

Requesting an increase in coverage

The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, we may approve an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see “Effective date of certain policy transactions” below.

Requesting a decrease in coverage

The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, we may approve a reduction in the Additional Sum Insured, but only if:

  the remaining Total Sum Insured will be at least $250,000, and the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

We may refuse any decrease in the Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see “Effective date of certain policy transactions” below.

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Change of death benefit option

Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

Effective date of certain policy transactions

The following transactions take effect on the policy anniversary on or next following the date we approve the request.

  Total Sum Insured decreases
  Additional Sum Insured increases
  Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see “Change of death benefit option” above)

Tax consequences of coverage changes

Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person’s lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including those listed below.

  Option 1 - Proceeds left with us to accumulate with interest
  Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out
  Option 2B - Equal monthly payments for a specified period of time
  Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years
  Option 4 - Equal monthly payments for life with no refund
  Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven’t been paid out

You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds may be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

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Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in a fixed investment option will not be subject to the asset-based risk charge. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment options, but we are under no obligation to do so.

Commencement of investment performance

Any premium payment processed prior to the twentieth day after the policy’s date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options, as described in the “Market timing and disruptive trading risks” section of this prospectus. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. Under our current rules, we impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the

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limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

Transfers out of the fixed investment option are currently subject to the following restrictions.

  You can only make such a transfer once in each policy year.
  Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.
  The most you can transfer at any one time is the greater of (i) $500, (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

We reserve the right to impose limits on the minimum amount of each transfer out of the fixed investment option and the maximum amount of any transfer into the fixed investment option after the second policy year. We also reserve the right to impose different restrictions on any additional fixed investment option that we may offer in the future.

If there is a default as described in the “Lapse and reinstatement” provision and a “grace period” is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

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Dollar cost averaging

This is a program of automatic monthly transfers out of the Money Market B investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. Any transfer made under this program will not count toward the annual transfer limit described under “Transfers of existing account value.” The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed. No fee is charged for this program.

Scheduled transfers under this option may be made from the Money Market B investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

Once we receive the election in form satisfactory to us at our Service Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market B investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

Surrender and partial withdrawals

Full surrender

You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy debt. This is called your “surrender value.” You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Generally, each partial withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. The amount in each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months’ worth of monthly charges (see “Deductions from account value”). We also reserve the right to refuse any partial withdrawal that would cause the policy’s Total Sum Insured to fall below $250,000 or the policy’s Basic Sum Insured to fall below $250,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under either Option A or Option B (see “The death benefit”) and under the guaranteed minimum death benefit feature (see “Guaranteed minimum death benefit feature”). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under the guaranteed minimum death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A “Terminated ASI Withdrawal Amount” is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described under “Lapse and reinstatement.” The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. However, you can’t borrow from your policy during a “grace period” (see “Lapse and reinstatement”). The maximum amount you can borrow is 90% of your account value, less any existing indebtedness.

The minimum amount of each loan is $1,000. The interest charged on any loan is currently an effective annual rate of 4.75% in the first 10 policy years, 4.50% in the policy years 11 through 20, and 4.00% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 4.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan

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account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

  The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.
  The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

Description of charges at the policy level

Deductions from premium payments

  Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.
  DAC tax charge - A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.
  Premium processing charge - A charge to help defray our administrative costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as ..50%.
  Sales charge - A charge to help defray our sales costs. The charge for premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. The “Target Premium” is determined at the time the policy is issued and will appear in the “Policy Specifications” section of the policy.
  Enhanced Cash Value Rider charge - A charge to cover the cost of this rider, if elected, equal to 2% of premium paid in the first policy year that does not exceed the Target Premium.
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Deductions from account value

  Issue charge - A monthly charge to help defray our administrative costs. This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2¢ per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.
  Administrative charge - A monthly charge to help defray our administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3¢ per $1,000 of Total Sum Insured at issue (currently 1¢ per $1,000 of Total Sum Insured at issue during the first ten policy years). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.
  Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person’s attained age increases. (An insured person’s “attained age” on any date is his or her age on the birthday nearest that date). The insurance charge is not affected by the death of the first insured person to die.
  Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The charge does not apply to the fixed investment option. We guarantee that the percentage will never exceed .08% per month (.90% on an effective annual basis). The actual percentage applied will vary depending upon the policy year in which the charge is made and the Total Sum Insured at issue. For policy years 1 through 15, the current monthly percentages are as follows: .07% for a Total Sum Insured at issue of less than $5 million, .06% for a Total Sum Insured at issue of at least $5 million but less than $15 million, and .06% for a Total Sum Insured at issue of $15 million or more. (These monthly percentages equate to the following effective annual percentages: .80%, .75% and .70%, respectively). For policy year 16 and thereafter, the current monthly percentage is .01%, regardless of the Total Sum Insured at issue. (That monthly percentage equates to an effective annual percentage of .10%). The reduction after 15 years has not occurred yet under any policy, since no policy has yet been outstanding for 15 years.
  Guaranteed minimum death benefit charge - A monthly charge beginning in the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1¢ per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3¢ per $1,000 of Basic Sum Insured at issue.
  Optional benefits charge - Monthly charges for optional insurance benefits (other than the optional enhanced cash value rider) added to the policy by means of a rider. The riders we currently offer are described under “Optional benefit riders you can add.”
  Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

Loan interest rate

The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.

Additional information about how certain policy charges work

Sales expenses and related charges

The sales charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and

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other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the premium processing, issue and administrative charges may also be recovered from such other sources.

Effect of premium payment pattern

You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to and including the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy’s 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions (see “Tax considerations”).

Method of deduction

We deduct the monthly charges described in the Fee Tables section from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, premium tax levels range from 0 - 3.5%. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

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Description of charges at the fund level

The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the prospectus for the underlying portfolio) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy’s account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

  Policy Split Option Rider - At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person’s 85th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.
  Enhanced Cash Value Rider - If you surrender the policy at any time during the first 4 policy years and this rider is then in effect, we will pay an Enhanced Cash Value Benefit. The Benefit is paid in addition to the policy surrender value. The Benefit is equal to a percentage of first year premiums paid up to the Target Premium. The percentage will be specified in the policy. Also, if you die during the first 4 policy years and the rider is in effect, we will increase the policy’s account value by the amount of the Benefit in determining the death benefit payable. Since the rider increases the amount of insurance for which we are at risk, it increases the amount of the insurance charge described under “Deductions from premium payments.” The maximum amount you may borrow from the policy or withdraw from the policy through partial withdrawals is not effected by this rider. This rider can only be elected at the time of application for the policy.
  Four Year Term Tider - This rider provides a Term Death Benefit upon the death of the last insured person while the rider is in effect. In your application for this rider, you will tell us how much term insurance coverage you want on the lives of the insured persons.
  Age 100 Waiver of Charges Rider - Provides for the continuation of the Total Sum Insured in force when the insured person attains age 100, without charge, if the policy’s account value at the time is greater than the sum of 1 plus the amount of any surrender charges then existing. The monthly charge for this rider currently begins in the 6th policy year.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

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Procedures for issuance of a policy

Generally, the policy is available with a minimum Total Sum Insured at issue of $250,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called underwriting standards.

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum initial premium

The Minimum Initial Premium must be received by us at our Service Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons’ risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied.

  The policy is delivered to and received by the applicant.
  The Minimum Initial Premium is received by us.
  Each insured person is living and still meets our criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

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Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.

  Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws
  Combining or removing investment options
  Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus, we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While either of the insured persons is alive, you will have a number of options under the policy. These options include those listed below.

  Determine when and how much you invest in the various investment options
  Borrow or withdraw amounts you have in the investment options
  Change the beneficiary who will receive the death benefit
  Change the amount of insurance
  Turn in (i.e., “surrender”) the policy for the full amount of its surrender value
  Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:

  John Hancock USA at one of the addresses shown on the back cover of this prospectus, or the John Hancock USA representative who delivered the policy to you.

In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock USA prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

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Semi-annually we will send you a report containing the financial statements of each series fund, including a list of securities held in each fund.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to our Service Office at the appropriate address shown on the back cover.

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Under our current rules, certain requests must be made in writing and be signed and dated by you. These requests include those listed below.

  loans
  surrenders or partial withdrawals
  change of death benefit option
  increase or decrease in Total Sum Insured
  change of beneficiary
  election of payment option for policy proceeds
  tax withholding elections
  election of telephone transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and facsimile transactions” below).

  transfers of account value among investment options
  change of allocation among investment options for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of each of the insured persons. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-1571. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

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Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, 10% of the target premium paid in years 2-4, and 5% of the target premium paid in years 5 and after. Compensation on any premium paid in excess of target premium in any year will not exceed 8%. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH

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Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

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We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

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Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
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These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) under a survivorship policy during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit. If the premiums paid to date at any point during the first seven years after the date of issue or the date of the most recent material change are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require retesting. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of John Hancock USA and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the

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Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, and the financial statements of John Hancock Variable Life Account S at December 31, 2010, and for each of the two years in the period ended December 31, 2010, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

SERVICE OFFICE
Express Delivery	Mail Delivery
Specialty Products 197 Clarendon Street, C-6 Boston, MA 02117	Specialty Products P.O. Box 192 Boston, MA 02117-0192
Phone:	Fax:
1-800-521-1234	1-617-572-1571

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-7782  —  1933 Act File No. 333-164156

Statement of Additional Information

dated May 2, 2011

for interests in

John Hancock Variable Life Account S (“Registrant”)

Interests are made available under

VARIABLE ESTATE PROTECTION PLUS

a flexible premium variable universal survivorship life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(“John Hancock USA”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

Description of the Depositor

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account S, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account S (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

We are a stock life insurance company and are licensed in the District of Columbia and all states of the United States except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Variable Life Account S, a separate account initially established by John Hancock Variable Life Insurance Company under Massachusetts law. On December 31, 2009, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of John Hancock USA.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is 2 Avenue De Lafayette, LCC5N, Boston, Massachusetts, 02111.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, and the financial statements of John Hancock Variable Life Account S at December 31, 2010, and for each of the two years in the period ended December 31, 2010, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2010, 2009, and 2008 was $145,301,936, $152,873,991 and $224,191,519 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, 10% of the target premium paid in years 2-4, and 5% of the target premium paid in years 5 and after. Compensation on any premium paid in excess of target premium in any year will not exceed 8%.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

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Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

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AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2010, 2009, and 2008

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2010 and 2009, and the related consolidated statements of operations, changes in shareholder’s equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2010 the Company changed their method of accounting and reporting for variable interest entities, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities, and in 2008 the Company changed their method of accounting and reporting for certain assets to a fair value measurement approach.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 30, 2011

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2010	2009

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2010—$60,956; 2009—$55,386)	$62,402	$55,581
Held-for-trading—at fair value (cost: 2010—$1,616; 2009—$1,231) (includes variable interest entity assets, at fair value, of $401 and $0 at December 31, 2010 and 2009, respectively)	1,627	1,208
Equity securities:
Available-for-sale—at fair value (cost: 2010—$486; 2009—$489)	588	558
Mortgage loans on real estate	13,343	12,623
Investment real estate, agriculture, and timber	3,610	3,084
Policy loans	5,050	4,949
Short-term investments	1,472	3,973
Other invested assets	3,883	3,417

Total Investments	91,975	85,393
Cash and cash equivalents (includes variable interest entity assets of $44 and $0 at December 31, 2010 and 2009, respectively)	2,772	4,915
Accrued investment income (includes variable interest entity assets of $6 and $0 at December 31, 2010 and 2009, respectively)	974	896
Goodwill	1,453	3,053
Value of business acquired	1,959	2,171
Deferred policy acquisition costs and deferred sales inducements	10,006	9,565
Amounts due from and held for affiliates	3,673	3,828
Intangible assets	1,285	1,294
Reinsurance recoverable	10,910	10,171
Derivative asset	2,975	2,142
Other assets	2,044	2,035
Separate account assets (includes variable interest entity assets of $116 and $106 at December 31, 2010 and 2009, respectively)	136,002	122,466

Total Assets	$266,028	$247,929

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2010	2009

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$82,231	$78,478
Policyholders’ funds	8,308	9,125
Unearned revenue	2,600	2,615
Unpaid claims and claim expense reserves	1,292	1,303
Policyholder dividends payable	595	619
Amounts due to affiliates	2,290	3,714
Short-term debt	7	6
Long-term debt (includes variable interest entity liabilities of $351 and $0 at December 31, 2010 and 2009, respectively)	838	484
Consumer notes	966	1,205
Current income tax payable	21	232
Deferred income tax liability	2,765	1,755
Coinsurance funds withheld	4,871	4,359
Derivative liability (includes variable interest entity liabilities of $10 and $0 at December 31, 2010 and 2009, respectively)	3,404	2,629
Other liabilities (includes variable interest entity liabilities of $7 and $0 at December 31, 2010 and 2009, respectively)	3,737	3,363
Separate account liabilities (includes variable interest entity liabilities of $116 and $106 at December 31, 2010 and 2009, respectively	136,002	122,466

Total Liabilities	249,927	232,353

Commitments, Guarantees, Contingencies, and Legal Proceedings (Note 11)

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2010 and 2009)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 and 4,728,938 shares issued and outstanding at December 31, 2010 and 2009, respectively)	5	5
Additional paid-in capital	12,776	12,427
Retained earnings	1,907	2,822
Accumulated other comprehensive income	1,168	129

Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	15,856	15,383
Noncontrolling interests	245	193

Total Shareholder’s Equity	16,101	15,576

Total Liabilities and Shareholder’s Equity	$266,028	$247,929

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2010	2009	2008

	(in millions)
Revenues
Premiums	$3,922	$3,946	$81
Fee income	3,759	3,561	3,427
Net investment income	4,567	4,346	4,441
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(178)	(754)	(1,767)
Portion of loss recognized in other comprehensive income	57	91	-

Net impairment losses recognized in earnings	(121)	(663)	(1,767)
Other net realized investment and other gains (losses)	502	(1,174)	1,544

Total net realized investment and other gains (losses)	381	(1,837)	(223)
Other revenue	26	46	62

Total revenues	12,655	10,062	7,788

Benefits and expenses
Benefits to policyholders	6,887	4,558	4,771
Policyholder dividends	846	918	939
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	1,211	(336)
Goodwill impairment	1,600	-	-
Other operating costs and expenses	3,225	3,071	3,064

Total benefits and expenses	13,310	9,758	8,438

(Loss) income before income taxes	(655)	304	(650)

Income tax expense (benefit)	222	(7)	(339)

Net (loss) income	(877)	311	(311)

Less: net income (loss) attributable to noncontrolling interests	36	(16)	16

Net (loss) income attributable to John Hancock Life Insurance Company (U.S.A.)	$(913)	$327	$(327)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2008	$5	$11,926	$3,046	$1,083	$16,060	$143	$16,203	4,829

Comprehensive (loss) income:
Net (loss) income			(327)		(327)	16	(311)
Other comprehensive loss, net of tax:
Net unrealized investment losses				(2,534)	(2,534)		(2,534)
Foreign currency translation adjustment				(23)	(23)		(23)
Pension and postretirement benefits:
Change in prior service cost				(1)	(1)		(1)
Change in net actuarial loss				(666)	(666)		(666)
Cash flow hedges				1,055	1,055		1,055

Comprehensive (loss) income					(2,496)	16	(2,480)

Adoption of ASC 825, fair value option for financial assets and financial liabilities			7		7		7
Adoption of ASC 715, accounting for endorsement split-dollar life insurance arrangements			(1)		(1)		(1)
Share-based payments		9			9		9
Contributions from noncontrolling interests						62	62
Distributions to noncontrolling interests						(38)	(38)
Capital contribution from Parent		477			477		477
Dividends paid to Parent			(960)		(960)		(960)

Balance at December 31, 2008	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2009	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829
Comprehensive income (loss):
Net income (loss)			327		327	(16)	311
Other comprehensive income, net of tax:
Net unrealized investment gains				2,916	2,916		2,916
Foreign currency translation adjustment				5	5		5
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				60	60		60
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(1,005)	(1,005)		(1,005)

Comprehensive income (loss)					2,303	(16)	2,287

Adoption of ASC 320, recognition of other-than-temporary impairments			730	(761)	(31)		(31)
Share-based payments		8			8		8
Contributions from noncontrolling interests						39	39
Distributions to noncontrolling interests						(13)	(13)
Capital contribution from Parent		7			7		7

Balance at December 31, 2009	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2010	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829
Comprehensive (loss) income:
Net (loss) income			(913)		(913)	36	(877)
Other comprehensive income, net of tax:
Net unrealized investment gains				776	776		776
Foreign currency translation adjustment				(53)	(53)		(53)
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				9	9		9
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(166)	(166)		(166)

Comprehensive (loss) income					(347)	36	(311)

Adoption of ASC 810, consolidation of variable interest entities			(2)		(2)	45	43
Share-based payments		12			12		12
Contributions from noncontrolling interests						23	23
Distributions to noncontrolling interests						(52)	(52)
Transfer of certain pension and postretirement benefit plans to Parent		(13)		473	460		460
Capital contribution from Parent		350			350		350

Balance at December 31, 2010	$5	$12,776	$1,907	$1,168	$15,856	$245	$16,101	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2010	2009	2008

	(in millions)
Cash flows from operating activities:
Net (loss) income	$(877)	$311	$(311)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	174	153	168
Net realized investment and other (gains) losses	(381)	1,837	223
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	1,211	(336)
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,240)	(1,642)	(2,009)
Goodwill impairment	1,600	-	-
Depreciation and amortization	132	134	129
Net cash flows from trading securities	73	(151)	46
(Increase) decrease in accrued investment income	(78)	17	12
Decrease (increase) in other assets and other liabilities, net	1,224	(885)	2,030
Increase (decrease) in policyholder liabilities and accruals, net	2,652	(143)	4,178
Increase in deferred income taxes	447	29	114

Net cash provided by operating activities	4,478	871	4,244

Cash flows from investing activities:
Sales of:
Fixed maturities	20,277	11,418	10,428
Equity securities	1,153	1,022	422
Mortgage loans on real estate	961	1,782	1,771
Investment real estate, agriculture, and timber	22	2	7
Other invested assets	377	71	884
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	2,149	2,101	2,318
Mortgage loans on real estate	383	330	285
Other invested assets	233	234	-
Purchases of:
Fixed maturities	(27,481)	(14,722)	(12,491)
Equity securities	(1,118)	(733)	(288)
Investment real estate, agriculture, and timber	(602)	(151)	(233)
Other invested assets	(1,031)	(578)	(1,056)
Mortgage loans on real estate issued	(2,117)	(2,467)	(2,627)
Issuance of notes receivable to affiliates	-	-	(755)
Net redemptions (purchases) of short-term investments	2,501	(303)	(944)
Other, net	(783)	705	692

Net cash used in investing activities	(5,076)	(1,289)	(1,587)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2010	2009	2008

	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	$350	$7	$477
Dividends paid to Parent	-	-	(500)
(Decrease) increase in amounts due to affiliates	(1,254)	1,425	(964)
Universal life and investment-type contract deposits	3,725	6,440	7,375
Universal life and investment-type contract maturities and withdrawals	(4,169)	(5,287)	(7,948)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	7	(1,486)	(1,918)
Excess tax benefits related to share-based payments	5	8	2
Repayments of consumer notes, net	(239)	(395)	(557)
Issuance of short-term debt	2	-	-
Repayments of short-term debt	(1)	-	-
Issuance of long-term debt	2	1	2
Repayments of long-term debt	(101)	-	(6)
Unearned revenue on financial reinsurance	112	(44)	1,592
Net reinsurance recoverable	(23)	(186)	(125)

Net cash (used in) provided by financing activities	(1,584)	483	(2,570)

Net (decrease) increase in cash and cash equivalents	(2,182)	65	87
Adoption of ASC 810, consolidation of variable interest entities	39	-	-
Cash and cash equivalents at beginning of year	4,915	4,850	4,763

Cash and cash equivalents at end of year	$2,772	$4,915	$4,850

Non-cash financing activities during the year:
Transfer of certain pension and postretirement benefit plans to Parent	$(13)	$-	$-
Dividend of note receivable to Parent	-	-	(460)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Holdings (Delaware) LLC (“JHHLLC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company’s separate account assets and to mutual funds and institutional customers. The Company is licensed in 49 states.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHHLLC, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC (“MHDLLC”), which was the parent company of MIC, merged with and into JHHLLC. As a result of the merger, MHDLLC ceased to exist, and the company’s property and obligations became the property and obligations of JHHLLC.

Basis of Presentation. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which was reflected in JHUSA’s audited consolidated financial statements for the years ended December 31, 2009 and 2008, as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 – Relationships with Variable Interest Entities.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts are included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, and other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. Derivatives embedded in other financial instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income, while the ineffective portion is recognized in net realized investment and other gains (losses). Gains and losses recorded in accumulated other comprehensive income are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Gains and losses on cash flow hedges recorded in accumulated other comprehensive income are reclassified immediately to income when the hedged item is sold or forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts recorded in accumulated other comprehensive income are reclassified to income in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. On April 28, 2004 (the “acquisition date”), MFC acquired JHFS and its subsidiaries, which was accounted for using the purchase method of accounting. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value. For discussion regarding a goodwill impairment the Company recorded during 2010, see Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

Deferred Policy Acquisition Costs and Deferred Sales Inducements. DAC are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 35% and 38% of the Company’s traditional life net insurance in-force at December 31, 2010 and 2009, respectively, and 77%, 81%, and 85% of the Company’s traditional life net insurance premiums for the years ended December 31, 2010, 2009, and 2008, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

For payout annuities in loss recognition, future policy benefits are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains (losses) associated with the underlying assets.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2010	2009

	(in millions)
Participating pension contracts	$1,799	$1,976
Funding agreements	1,010	1,753
Guaranteed investment contracts	823	948

Total liabilities for investment-type products	3,632	4,677
Individual and group annuities	2,225	2,124
Certain traditional life insurance policies and other	2,451	2,324

Total policyholders’ funds	$8,308	$9,125

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by the Company’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 6 — Closed Blocks.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Share-Based Payments. The Company provides compensation to certain employees and directors in the form of stock options, deferred share units, restricted share units, and performance share units in MFC. The Company recognizes the costs resulting from share-based payment transactions with employees in its consolidated financial statements utilizing a fair value-based measurement method.

Share-based compensation costs are recognized over the applicable vesting period, except where the employee is eligible to retire prior to a vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The share-based payments are a legal obligation of MFC, but in accordance with U.S. GAAP, are recorded in the accounts of the Company in other operating costs and expenses.

The Company reports the benefits of tax deductions in excess of recognized compensation cost as a financing cash flow item.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Adoption of Recent Accounting Pronouncements

Financing Receivables

Effective December 31, 2010, the Company adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2010-20, “Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses,” which amends FASB Accounting Standards Codification ™ (“ASC”) Topic 310, “Receivables.” ASU No. 2010-20 requires enhanced disclosures related to the allowance for credit losses and the credit quality of financing receivables, such as aging information and credit quality indicators. Most of the requirements are effective for the Company on December 31, 2010 with certain additional disclosures effective on December 31, 2011. Adoption of this guidance resulted in expanded disclosures related to the Company’s financing receivables, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Derivative Instruments and Hedging Activities

Effective July 1, 2010, the Company adopted ASU No. 2010-11, “Derivatives and Hedging- Scope Exception Related to Embedded Credit Derivatives,” which amends ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). ASU No. 2010-11 clarifies the scope exception for embedded credit derivative features related to the transfer of credit risk created by the subordination of one financial instrument to another. The amendments address how to determine which embedded credit derivative features, including those in collateralized debt obligations and synthetic collateralized debt obligations, are considered to be embedded derivatives that should not be analyzed for potential bifurcation and separate accounting at fair value. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” which is now incorporated into ASC 815. This guidance provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items. Adoption of this guidance resulted in expanded disclosures related to derivative instruments and hedging activities, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, “Consolidation – Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” which amends ASC Topic 810, “Consolidation” (“ASC 810”).

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control - now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company also adopted ASU No. 2010-10, “Consolidation – Amendments for Certain Investment Funds,” which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of ASC 810 resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company’s Consolidated Balance Sheet at January 1, 2010 was an increase in assets of $518 million, an increase in liabilities of $475 million, an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51,” which is now incorporated into ASC 810. ASC 810 establishes accounting guidance for noncontrolling interests in a subsidiary and for deconsolidation of a subsidiary. Noncontrolling interests in subsidiaries are included as a separate component of shareholder’s equity on the Consolidated Balance Sheets, net income attributable to both the Company’s interest and the noncontrolling interests is presented separately on the Consolidated Statements of Operations, and any changes in the Company’s ownership of a subsidiary, which do not result in deconsolidation, would be accounted for as transactions in the Company’s own stock. Deconsolidation typically results in the recognition of a gain or loss, with any retained noncontrolling interest measured initially at fair value. This accounting guidance was applied prospectively, except for the presentation and disclosure requirements, which were applied retrospectively. Adoption of this guidance had no measurement impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2008, the Company adopted FASB Staff Position (“FSP”) No. FAS 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities,” which is now incorporated into ASC 810. This guidance requires enhanced disclosures about transfers of financial assets and interests in VIEs. While the Company is not involved in securitizing financial assets, it does have significant relationships with VIEs. Adoption of this guidance resulted in expanded disclosures related to VIEs, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Transfers of Financial Assets

Effective January 1, 2010, the Company adopted ASU No. 2009-16, “Accounting for Transfers of Financial Assets,” which amends ASC Topic 860, “Transfers and Servicing” (“ASC 860”). ASC 860 focuses on securitization activity, and these amendments affect the transferor’s derecognition principles for assets transferred. Amendments to ASC 860 eliminate the concept of qualifying special purpose entities, removing their previous exemption from consolidation accounting by transferors of financial assets to them. Further, ASC 860 does not permit derecognition accounting for transfers of portions of financial assets when the portions transferred do not meet the definition of a participating interest. ASC 860 strengthens the requirement that transferred assets be legally isolated from the transferor and all of its consolidated affiliates in order for the transfer to be accounted for as a sale. ASC 860 requires that retained interests in transferred assets be recognized at fair value instead of amounts based on relative fair value allocations of the previous carrying value of assets transferred.

These new requirements were applicable to transfers of financial assets occurring on or after January 1, 2010. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Fair Value Measurements

Effective January 1, 2010, the Company adopted ASU No. 2010-06, “Fair Value Measurements and Disclosures – Improving Disclosures about Fair Value Measurements,” which amends ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”). This guidance requires new disclosures about significant transfers between Level 1 and 2 measurement categories and clarifies existing fair value disclosures about the level of disaggregation and inputs and valuation techniques used to measure fair value. The guidance also requires separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which will be effective for the Company on January 1, 2011. Adoption of this guidance resulted in expanded disclosures related to fair value measurements, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Effective December 31, 2009, the Company adopted ASU No. 2009-12, “Fair Value Measurements and Disclosures – Investment in Certain Entities That Calculate Net Asset per Share (or Its Equivalent).” This amendment to ASC 820 allows entities to use the net asset value of certain investments when determining fair value, provided certain criteria are met. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2009, the Company adopted ASU No. 2009-05, “Measuring Liabilities at Fair Value.” This amendment to ASC 820 simplifies, in certain instances, the assessment of fair value of a liability. This amendment, when applicable, allows the use of the fair value of the instrument associated with the liability when it is traded as an asset as a proxy for its fair value as a liability, given inherent difficulties in measuring the fair value of such liabilities directly. The fair value of the liability is not adjusted to reflect any restrictions on its transfer. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective April 1, 2009, the Company adopted FSP No. FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which is now incorporated into ASC 820. This accounting guidance carries forward and elaborates on previous fair value concepts. The fair value of an asset or liability continues to be the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date under then current market conditions. ASC 820 provides indicators of when a transaction is considered disorderly and elaborates on how to determine the fair value of a financial instrument if such conditions exist. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

In October 2008, the FASB issued FSP No. FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active,” which is now incorporated into ASC 820. This pronouncement provided additional guidance on determining fair values of illiquid securities. This guidance was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted FSP No. FAS 157-1, “Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13,” which is now incorporated into ASC 820. This guidance provides a scope exception for applying Statement of Financial Accounting Standards No. 157, “Fair Value Measurements (“SFAS No. 157”),” fair value methodologies to the evaluation criteria on lease classification or measurement. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted SFAS No. 157, which is now incorporated into ASC 820. This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements.

ASC 820 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. ASC 820 provides guidance on how to measure fair value when required under existing accounting standards. ASC 820 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, sorted into three levels (“Level 1, 2, and 3”) with the most observable input level being Level 1. The impact of changing valuation methods to comply with ASC 820 resulted in adjustments to actuarial liabilities, which were recorded as an increase in net income of $60 million, net of tax, on January 1, 2008.

Pension and Postretirement Benefit Plans

Effective December 31, 2009, the Company adopted FSP No. FAS 132(R)-1, “Employers’ Disclosures about Postretirement Benefit Plan Assets,” which is now incorporated into ASC Topic 715, “Compensation – Retirement Benefits” (“ASC 715”). This guidance requires enhanced disclosures of the assets of the Company’s pension and other postretirement benefit plans in

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

the Company’s consolidated financial statements. ASC 715 requires a narrative description of investment policies and strategies for plan assets and discussion of long-term rate of return assumptions for plan assets. ASC 715 requires application of ASC 820 style disclosures to fair values of plan assets, including disclosure of fair values of plan assets sorted by asset category and valuation Levels 1, 2, and 3, with roll forward of Level 3 plan assets and discussion of valuation processes used. Adoption of this guidance resulted in expanded disclosures related to the Company’s pension and postretirement benefit plans, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted Emerging Issues Task Force (“EITF”) Issue No. 06-10, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Collateral Assignment Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers to recognize a liability for the postretirement benefit related to collateral assignment split-dollar life insurance arrangements. ASC 715 also requires employers to recognize and measure an asset based on the nature and substance of the collateral assignment split-dollar life insurance arrangement. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted EITF Issue No. 06-4, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers that enter into endorsement split-dollar life insurance arrangements that provide an employee with a postretirement benefit to recognize a liability for the future benefits promised based on the substantive agreement made with the employer. Whether the accrual is based on a death benefit or on the future cost of maintaining the insurance depends on what the employer has effectively agreed to provide during the employee’s retirement. The purchase of an endorsement-type life insurance policy does not qualify as a settlement of the liability. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

FASB Accounting Standards Codification

Effective July 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles – a Replacement of FASB Statement No. 162,” and ASU No. 2009-01, “Topic 105- Generally Accepted Accounting Principles amendments based on Statement of Financial Accounting Standards No. 168 – The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles.”

ASC Topic 105 establishes the FASB Accounting Standards Codification™ as the single source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities and to supersede all previous U.S. GAAP literature. Adoption of the ASC had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations, as it did not change U.S. GAAP principles.

Subsequent Events

Effective April 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 165, “Subsequent Events,” which is now incorporated into ASC Topic 855, “Subsequent Events.” This guidance was retroactively amended by the FASB in February 2010 by issuance of ASU No. 2010-09, “Subsequent Events,” which requires an entity which files or furnishes its financial statements with the U.S. Securities and Exchange Commission (“SEC”) to evaluate subsequent events through the date that its financial statements are issued. Adoption of this guidance resulted in expanded disclosures related to subsequent events, but had no impact on the Company’s Balance Sheets or Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2, “Recognition and Presentation of Other-Than-Temporary Impairments,” which is now incorporated into ASC Topic 320, “Investments – Debt and Equity Securities” (“ASC 320”). This new guidance removes the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 – Investments.

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009, with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million, (3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million. Other balance sheet items were impacted as follows: value of business acquired decreased by $36 million, deferred policy acquisition costs and deferred sales inducements decreased by $11 million, deferred income tax liability decreased by $17 million, and future policy benefits increased by $1 million.

Investments

Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, “Amendments to the Impairment Guidance EITF Issue No. 99-20,” which is now incorporated into ASC Topic 325, “Investments – Other” (“ASC 325”). This guidance helps conform the impairment guidance in EITF Issue No. 99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets,” which is also now incorporated into ASC 325, to the impairment guidance of ASC 320. This impairment guidance applies to debt securities backed by securitized financial assets (“ABS”), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available-for-sale and most have fair values below their carrying values. ASC 325 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other-than-temporarily impaired. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Financial Instruments

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which is now incorporated into ASC Topic 825, “Financial Instruments” (“ASC 825”). The objective of this guidance is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. ASC 825 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable and can be applied on an instrument-by-instrument basis.

The Company elected to adopt ASC 825 for certain bonds classified as available-for-sale that support certain actuarial liabilities to participating policyholders. The book and market value for these bonds prior to this election were $1,307 million and $1,314 million, respectively. The amount of net unrealized gains reclassified from accumulated other comprehensive income on January 1, 2008 was $7 million. The actuarial liabilities in these products are recorded through earnings primarily based on fluctuations in the fair value of the underlying bonds. The bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2008. The adoption of ASC 825 resulted in an adjustment to retained earnings of $7 million as of January 1, 2008.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Future Adoption of Recent Accounting Pronouncements

Deferred Policy Acquisition Costs

In October 2010, the FASB issued ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts,” which amends ASC Topic 944, “Financial Services – Insurance” (“ASC 944”). ASU No. 2010-26 clarifies the costs that should be deferred when issuing and renewing insurance contracts and also specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized. All other acquisition-related costs should be expensed as incurred. This guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. ASU No. 2010-26 will be effective for the Company on January 1, 2012. The Company is currently evaluating the impact the adoption of this guidance will have on the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations.

Consolidated Financial Statements

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments,” which amends ASC 944. Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 will be effective for the Company on January 1, 2011. Adoption of this guidance will result in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities on January 1, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturities and equity securities are summarized below:

	December 31, 2010

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,259	$2,503	$563	$41,199	$(85)
Commercial mortgage-backed securities	4,211	156	120	4,247	-
Residential mortgage-backed securities	684	2	226	460	(31)
Collateralized debt obligations	246	-	110	136	-
Other asset-backed securities	970	68	9	1,029	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	8,176	55	390	7,841	-
Obligations of states and political subdivisions	4,079	60	112	4,027	-
Debt securities issued by foreign governments	1,399	139	7	1,531	-

Fixed maturities	59,024	2,983	1,537	60,470	(117)
Other fixed maturities (1)	1,932	-	-	1,932	-

Total fixed maturities available-for-sale	60,956	2,983	1,537	62,402	(117)

Equity securities available-for-sale	486	107	5	588	-

Total fixed maturities and equity securities available-for-sale	$61,442	$3,090	$1,542	$62,990	$(117)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income (“AOCI”), which were not included in earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2009

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$41,667	$1,803	$965	$42,505	$(98)
Commercial mortgage-backed securities	4,643	69	238	4,474	(1)
Residential mortgage-backed securities	843	1	368	476	(8)
Collateralized debt obligations	291	-	156	135	(1)
Other asset-backed securities	1,238	41	37	1,242	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,945	40	17	1,968	-
Obligations of states and political subdivisions	1,533	11	53	1,491	-
Debt securities issued by foreign governments	1,214	98	34	1,278	-

Fixed maturities	53,374	2,063	1,868	53,569	(108)
Other fixed maturities (1)	2,012	-	-	2,012	-

Total fixed maturities available-for-sale	55,386	2,063	1,868	55,581	(108)

Equity securities available-for-sale	489	77	8	558	-

Total fixed maturities and equity securities available-for-sale	$55,875	$2,140	$1,876	$56,139	$(108)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in AOCI, which from the date of adoption of ASC 320 on April 1, 2009 were not included in earnings.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2010, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$2,255	$2,280
Due after one year through five years	10,788	11,237
Due after five years through ten years	11,148	11,813
Due after ten years	28,722	29,268

	52,913	54,598
Asset-backed and mortgage-backed securities	6,111	5,872

Total	$59,024	$60,470

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to accumulated other comprehensive income on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income:

Credit losses on available-for-sale fixed maturities:

(in millions)

Balance at January 1, 2010	$361

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	93
Credit losses for which an other-than-temporary impairment was previously recognized	10

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(65)

Balance at December 31, 2010	$399

Balance at January 1, 2009	$-

Additions:
Credit losses remaining in retained earnings related to adoption of new authoritative guidance on April 1, 2009	726
Credit losses for which an other-than-temporary impairment was not previously recognized	159
Credit losses for which an other-than-temporary impairment was previously recognized	15

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(539)

Balance at December 31, 2009	$361

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity Securities and Equity Securities — By Investment Age

	Year ended December 31, 2010

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$4,729	$173	$3,345	$390	$8,074	$563
Commercial mortgage-backed securities	269	15	448	105	717	120
Residential mortgage-backed securities	-	-	409	226	409	226
Collateralized debt obligations	-	-	135	110	135	110
Other asset-backed securities	72	2	140	7	212	9
U.S. Treasury securities and obligations of U.S. government corporations and agencies	5,924	390	-	-	5,924	390
Obligations of states and political subdivisions	1,983	92	133	20	2,116	112
Debt securities issued by foreign governments	86	1	56	6	142	7

Total fixed maturities available-for-sale	13,063	673	4,666	864	17,729	1,537
Equity securities available-for-sale	70	3	28	2	98	5

Total	$13,133	$676	$4,694	$866	$17,827	$1,542

	Year ended December 31, 2009

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$6,358	$235	$6,167	$730	$12,525	$965
Commercial mortgage-backed securities	772	38	946	200	1,718	238
Residential mortgage-backed securities	194	147	275	221	469	368
Collateralized debt obligations	5	1	103	155	108	156
Other asset-backed securities	199	7	325	30	524	37
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,155	17	-	-	1,155	17
Obligations of states and political subdivisions	1,148	50	23	3	1,171	53
Debt securities issued by foreign governments	335	12	67	22	402	34

Total fixed maturities available-for-sale	10,166	507	7,906	1,361	18,072	1,868
Equity securities available-for-sale	40	3	58	5	98	8

Total	$10,206	$510	$7,964	$1,366	$18,170	$1,876

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $464 million at December 31, 2010 from $606 million at December 31, 2009.

At December 31, 2010 and 2009, there were 1,138 and 1,545 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,537 million and $1,868 million, respectively, of which the single largest unrealized loss was $198 million and $24 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2010 and 2009, there were 88 and 141 equity securities with an aggregate gross unrealized loss of $5 million and $8 million, respectively, of which the single largest unrealized loss was $1 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $436 million were non-income producing for the year ended December 31, 2010. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2010.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held in 2010 and 2009, but there were no securities on loan and no collateral held as of December 31, 2010 and 2009. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

Assets on Deposit

As of December 31, 2010 and 2009, fixed maturity securities with a fair value of $34 million and $50 million, respectively, were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2010, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$1,789	East North Central	$1,296
Industrial	1,828	East South Central	211
Office buildings	3,756	Middle Atlantic	2,304
Retail	3,370	Mountain	898
Mixed use	174	New England	1,026
Agricultural	670	Pacific	3,492
Agri business	1,026	South Atlantic	2,523
Other	764	West North Central	514
		West South Central	910
		Canada/Other	203

Provision for losses	(34)	Provision for losses	(34)

Total	$13,343	Total	$13,343

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge-offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2010	$ 42	$ 38	$ 5	$ 41	$ 34

Year ended December 31, 2009	29	36	-	23	42

Year ended December 31, 2008	17	15	-	3	29

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery.

Mortgage loans with a carrying value of $81 million were non-income producing for the year ended December 31, 2010. Mortgage loans with a carrying value of $81 million were on nonaccrual status at December 31, 2010. At December 31, 2010, mortgage loans with a carrying value of $4 million were delinquent by less than 90 days and $4 million were delinquent by 90 days or more.

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,

	2010	2009

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$115	$150
Allowance for credit losses	(34)	(42)

Net impaired mortgage loans on real estate	$81	$108

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,

	2010	2009	2008

	(in millions)

Average recorded investment in impaired loans	$130	$113	$60
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company develops an internal risk rating (“IRR”) by utilizing the Mortgage Risk Rating System. The IRR is a designated grade that measures the riskiness of expected loss. These ratings are updated on a quarterly basis.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The carrying value of mortgage loans by IRR was as follows:

	December 31,

	2010	2009

	(in millions)
AAA	$116	$93
AA	1,335	1,502
A	2,523	2,435
BBB	8,488	7,770
BB	570	527
B & Lower and Unrated	311	296

Total	$13,343	$12,623

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $128 million was non-income producing for the year ended December 31, 2010. Depreciation expense on investment real estate, agriculture, and timber was $63 million, $53 million, and $51 million in 2010, 2009, and 2008, respectively. Accumulated depreciation was $467 million and $413 million at December 31, 2010 and 2009, respectively.

Other Invested Assets

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. Equity method investments totaled $3,571 million and $3,059 million at December 31, 2010 and 2009, respectively. Net investment income (loss) on investments accounted for under the equity method totaled $199 million, $78 million, and $(4) million in 2010, 2009, and 2008, respectively. Total combined assets of such investments were $46,563 million and $34,412 million (consisting primarily of investments) and total combined liabilities were $14,546 million and $9,960 million (including $8,911 million and $6,539 million of debt) at December 31, 2010 and 2009, respectively. Total combined revenues and expenses of these investments in 2010 were $3,998 million and $4,895 million, respectively, resulting in $897 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Total combined revenues and expenses of these investments in 2008 were $3,071 million and $3,482 million, respectively, resulting in $411 million of total combined loss from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other Losses

The following information summarizes the components of net investment income and net realized investment and other losses:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Net investment income
Fixed maturities	$3,273	$3,333	$3,286
Equity securities	9	31	56
Mortgage loans on real estate	766	739	714
Investment real estate, agriculture, and timber	171	146	155
Policy loans	326	332	322
Short-term investments	12	27	182
Equity method investments and other	279	15	(8)

Gross investment income	4,836	4,623	4,707

Less investment expenses	269	277	266

Net investment income (1)	$4,567	$4,346	$4,441

	Years ended December 31,

	2010	2009	2008

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$821	$(180)	$(1,577)
Equity securities	37	(59)	(129)
Mortgage loans on real estate	(62)	(83)	(23)
Derivatives and other invested assets	(332)	(1,366)	1,317
Amounts credited to participating contract holders	(83)	(149)	189

Net realized investment and other gains (losses) (1)	$381	$(1,837)	$(223)

(1)	Includes net investment income and net realized investment and other gains (losses) on assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 – Related Party Transactions for information on the associated MRBL reinsurance agreement.

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(18) million, $(107) million, and $216 million is included in net realized investment and other gains (losses) for the years ended December 31, 2010, 2009, and 2008, respectively.

For 2010, 2009, and 2008, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $106 million, $111 million, and $138 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $774 million, $363 million, and $352 million for the years ended December 31, 2010, 2009, and 2008, respectively, and gross losses were realized on the sale of available-for-sale securities of $194 million, $131 million, and $30 million for the years ended December 31, 2010, 2009, and 2008, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $115 million, $663 million, and $1,767 million for the years ended December 31, 2010, 2009, and 2008, respectively, were recognized in the Consolidated Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The variable interest holder, if any, that has the power to direct the activities of the VIE that most significantly impact the entity’s economic performance and the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE is deemed to be the primary beneficiary and must consolidate the VIE. The Company’s analysis to determine whether it is the primary beneficiary of a VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary, and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,

	2010		2009

	Total Assets	Total Liabilities	Total Assets	Total Liabilities

	(in millions)
Collateralized debt obligations (1)	$451	$368	$-	$-
Timber funds (2)	116	116	106	106

Total	$567	$484	$106	$106

(1)	As discussed in Note 1, upon adoption of ASC 810 effective January 1, 2010, the Company consolidated certain asset-backed investment vehicles, commonly known as collateralized debt obligations (“CDOs”), which were previously reported in the unconsolidated VIE table below. The Company is considered to be the primary beneficiary of the CDOs as it provides investment management services, earns a fee for those services, and also holds investments in the entities. At December 31, 2010, these entities held total assets of $451 million, consisting of $401 million of securities classified by the Company as held-for-trading fixed maturities, $44 million of cash, and $6 million of accrued investment income. These entities held total liabilities of $368 million, consisting of $351 million of long-term debt, $10 million of derivative liabilities, and $7 million of other liabilities. See the table below for further discussion regarding CDOs.
(2)	The Company’s separate accounts are considered to be the primary beneficiary of certain timberland VIEs, as discussed further below. The Company consolidates the noncontrolling interests in these VIEs within separate account assets and separate account liabilities on the Consolidated Balance Sheets.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

	December 31,

	2010

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$1,033	$-	$-
Real estate limited partnerships (4)	1,307	441	455
Timber funds (5)	1,748	106	143

Total	$4,088	$547	$598

	December 31,

	2009

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$1,431	$27	$27
Real estate limited partnerships (4)	1,166	466	522
Timber funds (5)	1,583	80	83

Total	$4,180	$573	$632

(1)	The Company’s investments in unconsolidated VIEs are included in available-for-sale fixed maturities and other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2010			December 31, 2009

		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$11,995	$433	$709	$14,922	$402	$752
	Foreign currency swaps	1,017	53	223	883	-	253

Cash flow hedges	Interest rate swaps	18,467	1,337	540	12,961	912	66
	Foreign currency swaps	1,861	29	189	629	4	122
	Foreign currency forwards	140	29	-	266	43	-
	Equity market contracts	20	1	1	38	8	-

Total Derivatives in Hedging Relationships		$33,500	$1,882	$1,662	$29,699	$1,369	$1,193

Non-Hedging Relationships
	Interest rate swaps	$38,111	$951	$915	$22,535	$526	$500
	Interest rate futures	1,598	-	-	407	-	-
	Foreign currency swaps	1,660	128	166	4,461	238	319
	Foreign currency forwards	134	4	-	115	-	1
	Foreign currency futures	1,100	-	-	278	-	-
	Equity market contracts	31	3	1	-	-	-
	Equity index futures	4,954	-	-	1,030	-	-
	Interest rate options	181	-	-	287	1	-
	Embedded derivatives – fixed maturities	-	-	-	86	-	2
	Embedded derivatives – reinsurance contracts	-	7	660	-	8	614
	Embedded derivatives – participating pension contracts (1)	-	-	98	-	-	71
	Embedded derivatives – benefit guarantees (1)	-	1,497	456	-	1,703	640

Total Derivatives in Non-Hedging Relationships		47,769	2,590	2,296	29,199	2,476	2,147

Total Derivatives (2)		$81,269	$4,472	$3,958	$58,898	$3,845	$3,340

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative asset on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liability on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges in net realized investment and other gains (losses). For the years ended December 31, 2010, 2009, and 2008, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2010, the Company had no hedges of firm commitments.

The following table shows the investment gains (losses) recognized:

For the year ended December 31, 2010

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$(70)	$157	$87
	Fixed-rate liabilities	62	(64)	(2)
Foreign currency swaps	Fixed-rate assets	(73)	111	38

Total		$(81)	$204	$123

For the year ended December 31, 2009

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$470	$(348)	$122
	Fixed-rate liabilities	(310)	263	(47)
Foreign currency swaps	Fixed-rate assets	90	(83)	7

Total		$250	$(168)	$82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

For the year ended December 31, 2008

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$(657)	$684	$27
	Fixed-rate liabilities	220	(272)	(52)
Foreign currency swaps	Fixed-rate assets	(114)	92	(22)

Total		$(551)	$504	$(47)

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the years ended December 31, 2010 and 2009, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the years ended December 31, 2010 and 2009, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

The following table presents the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder’s Equity:

For the year ended December 31, 2010

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)

Interest rate swaps	Forecasted fixed-rate assets	$48	$(129)	$3
	Inflation indexed liabilities	(43)	-	-
Foreign currency swaps	Fixed-rate assets	(25)	-	-
	Floating rate assets	(4)	-	-
Foreign currency forwards	Forecasted expenses	(9)	-	-
	Foreign currency assets	(1)	-	-
Equity market contracts	Stock-based compensation	(3)	-	-

Total		$(37)	$(129)	$3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

For the year ended December 31, 2009

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$(23)	$-	$-
	Forecasted fixed-rate assets	(1,082)	(5)	(17)
	Inflation indexed liabilities	108	-	-
Foreign currency swaps	Fixed-rate assets	(35)	-	-
Foreign currency forwards	Forecasted expenses	28	-	-
Equity market contracts	Stock-based compensation	4	-	-

Total		$(1,000)	$(5)	$(17)

For the year ended December 31, 2008

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$37	$-	$-
	Forecasted fixed-rate assets	1,118	(31)	30
	Inflation indexed liabilities	(73)	-	-
Foreign currency swaps	Fixed-rate assets	5	-	-
Equity market contracts	Stock-based compensation	(1)	-	-

Total		$1,086	$(31)	$30

The Company anticipates that pre-tax net gains of approximately $41 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 36 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see Note 12 – Shareholder’s Equity.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), U.S. Treasury futures, and foreign currency futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

Beginning in December 2010, the Company implemented a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

For the years ended December 31, 2010, 2009, and 2008, net losses of $709 million, net losses of $2,679 million, and net gains of $2,901 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts were recorded in net realized investment and other gains (losses).

For the years ended December 31,	2010	2009	2008

	(in millions)
Non-Hedging Relationships
Investment (losses) gains:
Interest rate swaps	$145	$(906)	$818
Interest rate futures	(56)	3	(28)
Interest rate options	(1)	4	-
Foreign currency swaps	(68)	(121)	31
Foreign currency forwards	22	18	(28)
Foreign currency futures	(18)	(24)	(2)
Embedded derivatives	(93)	(1,390)	1,944
Equity market contracts	12	30	(25)
Equity index futures	(652)	(293)	191

Total Investment (Losses) Gains from Derivatives in Non-Hedging Relationships	$(709)	$(2,679)	$2,901

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see Note 14 – Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2010 and 2009, the Company had accepted collateral consisting of various securities with a fair value of $824 million and $861 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2010 and 2009, the Company pledged collateral of $690 million and $598 million, respectively, which is included in available-for-sale fixed maturities on the Consolidated Balance Sheets.

Note 5 — Income Taxes

Prior to 2010, the Company filed tax returns as part of two consolidated groups, MHDLLC and JHHLLC. MHDLLC included JHUSA and JHHLLC included JHLICO and JHVLICO. For the 2010 tax year, the Company is included in the consolidated federal income tax return of JHHLLC with the following affiliates and wholly-owned subsidiaries: MIC, Manulife Reinsurance Limited, Manulife Reinsurance (Bermuda) Limited, Manulife Service Corporation, John Hancock International Holdings, Inc., John Hancock Life Insurance Company of New York (“JHNY”), and John Hancock Subsidiaries LLC.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

(Loss) income before income taxes includes the following:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Domestic	$(669)	$290	$(670)
Foreign	14	14	20

(Loss) income before income taxes	$(655)	$304	$(650)

The components of income taxes were as follows:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Current taxes:
Federal	$(230)	$(45)	$(462)
Foreign	6	6	4
State	-	3	5

Total	(224)	(36)	(453)

Deferred taxes:
Federal	450	31	111
Foreign	(1)	(1)	2
State	(3)	(1)	1

Total	446	29	114

Total income tax expense (benefit)	$222	$(7)	$(339)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

	Years ended December 31,

	2010	2009	2008

	(in millions)

Tax at 35%	$(229)	$106	$(227)
Add (deduct):
Prior year taxes	47	14	26
Tax credits	(65)	(76)	(72)
Tax-exempt investment income	(119)	(76)	(92)
Lease income	(5)	63	3
Unrecognized tax benefits	34	(44)	15
Goodwill impairment	560	-	-
Other	(1)	6	8

Total income tax expense (benefit)	$222	$(7)	$(339)

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,

	2010	2009

	(in millions)
Deferred tax assets:
Policy reserves	$1,309	$1,339
Net operating loss carryforwards	725	384
Net capital loss carryforwards	108	74
Tax credits	732	670
Unearned revenue	907	915
Deferred compensation	48	212
Federal interest deficiency	381	307
Dividends payable to policyholders	135	144
Securities and other investments	805	1
Other	97	245

Total deferred tax assets	5,247	4,291

Deferred tax liabilities:
Unrealized investment gains on securities	653	493
Deferred policy acquisition costs	2,503	2,367
Intangibles	1,134	1,213
Premiums receivable	56	42
Deferred sales inducements	124	132
Deferred gains	638	628
Securities and other investments	2,648	1,091
Other	256	80

Total deferred tax liabilities	8,012	6,046

Net deferred tax liabilities	$2,765	$1,755

At December 31, 2010, the Company had $2,070 million of operating loss carryforwards, which will expire between 2022 and 2025, and $309 million of capital loss carryforwards, which will expire between 2013 and 2014. The Company believes that it will realize the full benefit of its deferred tax assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

The Company received an income tax refund of $31 million in 2010 and made income tax payments of $4 million and $13 million in 2009 and 2008, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1996.

For MHDLLC, the Internal Revenue Service (“IRS”) completed its examinations and the appeals process for years 1998 through 2003, and the Company received income tax refunds for these years in April 2009 totaling $44 million, including interest. The IRS completed its examination of this group’s income tax returns for the years 2004 and 2005 in July 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of this group’s income tax returns for years 2006 and 2007 in November 2009.

For JHHLLC, the IRS completed its examinations for years 1996 through 1998 in September 2003. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. In June 2008, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the 1996 through 1998 examinations, and in December 2008, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2009, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency.

The IRS completed its examinations of this group’s income tax returns for the years 1999 through 2001 in October 2006. In August 2009, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the examinations, and in December 2009, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2010, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency.

The IRS completed its examination of this group’s income tax returns for the years 2002 through 2004 in August 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS examination for years 2005 and 2006 commenced in January 2010.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31

	2010	2009

	(in millions)
Beginning balance	$2,161	$1,869
Additions based on tax positions related to the current year	202	182
Additions for tax positions of prior years	177	349
Reductions for tax positions of prior years	(144)	(239)

Ending balance	$2,396	$2,161

Included in the balances as of December 31, 2010 and 2009, respectively, are $338 million and $356 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balances as of December 31, 2010 and 2009, respectively, are $2,058 million and $1,805 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate, but would accelerate the payment of taxes to an earlier period.

An estimate of the change in unrecognized tax benefits attributable to deductions for dividends received cannot be made at this time because there is no specific information available with respect to either the position that will be taken by the U.S. Treasury Department or the effective dates of the anticipated regulations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2010, 2009, and 2008, the Company recognized approximately $166 million, $224 million, and $195 million in interest expense, respectively. The Company had approximately $1,044 million and $878 million accrued for interest as of December 31, 2010 and 2009, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2010, 2009, and 2008.

Note 6 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. Actual experience within the JHLICO closed block, in particular realized and unrealized losses, resulted in a reduction of the remaining policyholder dividend obligation to zero during the year ended December 31, 2008. The policyholder dividend obligation for the JHUSA closed block remains zero at December 31, 2010 and 2009.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2010	2009

	(in millions)
Liabilities
Future policy benefits	$8,443	$8,632
Policyholders’ funds	78	79
Policyholder dividends payable	184	202
Other closed block liabilities	587	526

Total closed block liabilities	$9,292	$9,439

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2010—$2,898; 2009—$3,084)	$3,094	$3,179
Mortgage loans on real estate	643	652
Investment real estate	655	656
Policy loans	1,550	1,619
Other invested assets	5	3

Total investments	5,947	6,109

Cash borrowings and cash equivalents	(168)	(244)
Accrued investment income	104	117
Amounts due from and held for affiliates	1,830	1,779
Other closed block assets	642	667

Total assets designated to the closed block	$8,355	$8,428

Excess of closed block liabilities over assets designated to the closed block	$937	$1,011
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $199 million and $142 million, respectively	370	264
Adjustment for deferred policy acquisition costs, net of deferred income tax benefit of $64 million and $46 million, respectively	(119)	(85)
Foreign currency translation adjustment	(85)	(67)

Total amounts included in accumulated other comprehensive income	166	112

Maximum future earnings to be recognized from closed block assets and liabilities	$1,103	$1,123

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2010	2009	2008

	(in millions)
Revenues
Premiums	$597	$624	$647
Net investment income	415	455	473
Net realized investment and other gains (losses)	97	(35)	(9)

Total revenues	1,109	1,044	1,111

Benefits and Expenses
Benefits to policyholders	713	734	782
Policyholder dividends	367	392	411
Amortization of deferred policy acquisition costs	(28)	(76)	(218)
Other closed block operating costs and expenses	26	24	25

Total benefits and expenses	1,078	1,074	1,000

Revenues, net of benefits and expenses before income taxes	31	(30)	111
Income tax expense (benefit)	11	(11)	39

Revenues, net of benefits and expenses and income taxes	$20	$(19)	$72

Maximum future earnings from closed block assets and liabilities:

	Years ended December 31,
	2010	2009

	(in millions)
Beginning of period	$1,123	$1,127
Revenues, net of benefits and expenses and income taxes	(20)	19
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(23)

End of period	$1,103	$1,123

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2010	2009

	(in millions)
Liabilities
Future policy benefits	$10,798	$10,916
Policyholders’ funds	1,501	1,511
Policyholder dividends payable	401	407
Other closed block liabilities	116	118

Total closed block liabilities	$12,816	$12,952

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2010—$6,530; 2009—$6,378)	$6,766	$6,456
Equity securities:
Available-for-sale—at fair value (cost: 2010—$9; 2009—$7)	12	8
Mortgage loans on real estate	2,105	1,928
Policy loans	1,500	1,533
Other invested assets	121	153

Total investments	10,504	10,078

Cash borrowings, cash, and cash equivalents	(38)	299
Accrued investment income	141	134
Other closed block assets	92	165

Total assets designated to the closed block	$10,699	$10,676

Excess of closed block liabilities over assets designated to the closed block	$2,117	$2,276
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $98 million and $28 million, respectively	183	53

Maximum future earnings to be recognized from closed block assets and liabilities	$2,300	$2,329

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2010	2009	2008

	(in millions)
Revenues
Premiums	$621	$648	$699
Net investment income	585	588	581
Net realized investment and other gains (losses)	18	(12)	(118)

Total revenues	1,224	1,224	1,162

Benefits and Expenses
Benefits to policyholders	733	761	794
Policyholder dividends	439	461	478
Change in the policyholder dividend obligation	-	-	(62)
Other closed block operating costs and expenses	11	3	2

Total benefits and expenses	1,183	1,225	1,212

Revenues, net of benefits and expenses before income taxes	41	(1)	(50)
Income tax expense (benefit)	12	(2)	(17)

Revenues, net of benefits and expenses and income taxes	$29	$1	$(33)

Maximum future earnings from closed block assets and liabilities:

	Years ended December 31,
	2010	2009

	(in millions)
Beginning of period	$2,329	$2,372
Revenues, net of benefits and expenses and income taxes	(29)	(1)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(42)

End of period	$2,300	$2,329

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2010	2009

	(in millions)
Short-term debt:
Current maturities of long-term debt	$7	$6

Long-term debt:
Surplus notes, 7.38% maturing in 2024 (1)	489	491
Variable rate notes payable, interest ranging from LIBOR plus 0.45% to LIBOR plus 3.15% due in varying amounts to 2019 (2)	222	-
Fixed rate notes payable, interest ranging from 6.1% to 13.84% due in varying amounts to 2016 (2)	149	15
Fair value adjustments related to interest rate swaps (1)	(15)	(16)

	845	490
Less current maturities of long-term debt	(7)	(6)

Total long-term debt	$838	$484

Consumer notes:
Notes payable, interest ranging from 0.83% to 6.25% due in varying amounts to 2036	$966	$1,205

(1)	As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. Under ASC 815, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.
(2)	As a result of the adoption of ASC 810 effective January 1, 2010, long-term debt at December 31, 2010 includes $222 million of variable rate notes and $129 million of fixed rate notes related to consolidated variable interest entities. For further information regarding the adoption of ASC 810, see Note 1 – Summary of Significant Accounting Policies.

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2011—$7 million; 2012—$162 million; 2013—$0 million; 2014—$35 million; 2015—$12 million; and thereafter—$629 million.

Interest expense on debt, included in other operating costs and expenses, was $47 million, $34 million, and $34 million in 2010, 2009, and 2008, respectively. Interest paid on debt was $47 million, $34 million, and $34 million in 2010, 2009, and 2008, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”).

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2011—$155 million; 2012—$109 million; 2013—$55 million; 2014—$233 million; 2015—$146 million; and thereafter—$268 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Debt and Line of Credit - (continued)

Interest expense on consumer notes, included in other operating costs and expenses, was $48 million, $47 million, and $104 million in 2010, 2009, and 2008, respectively. Interest paid amounted to $48 million, $50 million, and $104 million in 2010, 2009, and 2008, respectively.

Line of Credit

At December 31, 2010, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2010. At December 31, 2010, the Company had no outstanding borrowings under the agreement.

At December 31, 2010, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2014. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2010. At December 31, 2010, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Note 8 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. Under the terms of the agreement, the Company recorded a reduction of $3,640 million in premiums in the Consolidated Statements of Operations and recorded a modified coinsurance reserve adjustment of $3,640 million, which reduced benefits to policyholders in the Consolidated Statements of Operations for the year ended December 31, 2008.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis where the related financial assets remain invested at the Company and a modified coinsurance agreement. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance amounts withheld from JHRECO of $4,784 million and $4,147 million at December 31, 2010 and 2009, respectively, on the Company’s Consolidated Balance Sheets and recorded a reinsurance recoverable from JHRECO of $5,414 million and $4,749 million at December 31, 2010 and 2009, respectively, which was included with reinsurance recoverable on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $625 million, $644 million, and $656 million during the years ended December 31, 2010, 2009, and 2008, respectively. Claims incurred ceded to JHRECO were $652 million, $603 million, and $538 million during the years ended December 31, 2010, 2009, and 2008, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Under the terms of the agreement, the Company received initial consideration of $1,495 million, which was classified as unearned revenue. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was due to the Company on December 31, 2009, which was paid by MRBL on March 31, 2010. The Company recorded this amount as a receivable as of December 31, 2009. As a result of the amendment,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

the unearned revenue of $250 million as of September 30, 2009 was included with the balance of unearned revenue related to the initial consideration. These amounts are being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,563 million and $1,705 million as of December 31, 2010 and 2009, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. As of November 15, 2010, the agreement was amended to update the calculation of investment income. As of December 31, 2010 and 2009, respectively, the Company reported a reinsurance recoverable for ceded reserves and cost of reinsurance of $1,595 million and $1,681 million and a liability for coinsurance funds withheld of $72 million and $194 million on the Consolidated Balance Sheets. As of December 31, 2010, the Company reported a reinsurance settlement receivable from MRBL of $180 million, which was included with amounts due from and held for affiliates, and as of December 31, 2009, the Company reported a reinsurance settlement payable to MRBL of $261 million, which was included with amounts due to affiliates on the Consolidated Balance Sheets. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2010 and 2009 were $2,394 million and $2,290 million, respectively, and are accounted for as fixed maturities available-for-sale.

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $372 million, $394 million, and $374 million for the years ended December 31, 2010, 2009, and 2008, respectively. As of December 31, 2010 and 2009, the Company had amounts receivable from MFC and MLI of $1 million and amounts payable to MFC and MLI of $10 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

Debt Transactions

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $110 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”) (formerly John Hancock Financial Holdings (Delaware), Inc.). The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $8 million, $8 million, and $2 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $295 million from JHIA. The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $21 million, $21 million, and $5 million for the years ended December 31, 2010, 2009, and 2008, respectively.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the “Original Note”). Interest on the Original Note accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 15, June 15, September 15, and December 15 and payable semi-annually on June 15 and December 15 of each year until December 15, 2011, and thereafter at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforesaid until payment in full. On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrues at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and September 15 of each year until payment in full. Pursuant to the merger of MHDLLC into JHHLLC, as discussed in Note 1, MHDLLC ceased to exist, and the loan was transferred to JHHLLC effective December 31, 2009. Interest expense was $1 million, $2 million, and $5 million for the years ended December 31, 2010, 2009, and 2008, respectively.

The issuance of the above surplus notes by the Company was approved by the Commissioner, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes were included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 50 basis points. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and the loan was transferred to MIC effective December 31, 2009. Interest income was $3 million, $4 million, and $3 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDLLC. The note was repaid on September 30, 2008. Interest was calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points. Interest expense was $13 million for the year ended December 31, 2008.

Capital Stock Transactions

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

On September 30, 2008, the Company issued two shares of common stock to MIC for $477 million in cash.

Other

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans. For additional information on the transfer, see Note 10 — Pension and Other Postretirement Benefit Plans.

On December 10, 2008, the Company issued a dividend in-kind of $460 million to JHFS as repayment on an outstanding loan.

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

deposits from affiliates of the Company. At December 31, 2010 and 2009, the Company managed approximately $7,233 million and $6,098 million of deposits from affiliates, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2010	2009

	(in millions)
The Manufacturers Investment Corporation	$48	$84
John Hancock Holdings (Delaware) LLC	102	40
Manulife Reinsurance Limited	22	197
Manulife Reinsurance (Bermuda) Limited	281	949
Manulife Hungary Holdings KFT	51	62
John Hancock Life Insurance Company of Vermont	25	52
John Hancock Reassurance Company Limited	20	482
John Hancock Insurance Agency, Inc.	69	6

Total	$618	$1,872

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company’s new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. Pursuant to the merger of JHLICO into JHUSA, as discussed in Note 1, those SignatureNotes became obligations of the Company. MFC continues to guarantee the SignatureNotes originally issued by JHLICO. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

	December 31,
	2010	2009	2008

	(in millions)

Direct	$5,897	$5,680	$5,677

Assumed	1,198	1,384	1,221

Ceded	(3,173)	(3,118)	(6,817)

Net life, health, and annuity premiums earned	$3,922	$3,946	$81

For the years ended December 31, 2010, 2009, and 2008, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $4,433 million, $3,442 million, and $2,964 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 10 — Pension and Other Postretirement Benefit Plans

Prior to December 31, 2010, the Company accounted for its share of the qualified defined benefit plan, the non-qualified defined benefit plan, and the employee welfare plan as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC, the Company’s immediate parent, along with the associated net liabilities. The impact of the transfer on the Company’s December 31, 2010 Consolidated Balance Sheet was a decrease in total liabilities of $460 million, a decrease in additional paid-in capital of $13 million, and an increase in accumulated other comprehensive income of $473 million, net of tax.

As of the transfer date, the assets and liabilities of these plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the plans and will recognize its required contributions as net periodic benefit cost in its consolidated financial statements.

Prior to December 31, 2010, the Company sponsored a funded qualified defined benefit plan (the ‘Plan”) that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company’s funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010, 2009, and 2008, no contributions were made to the qualified plan.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Prior to December 31, 2010, the Company also sponsored an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

Prior to December 31, 2010, the Company’s funding policy for its non-qualified defined benefit plan was to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $31 million, $34 million, and $33 million in 2010, 2009, and 2008, respectively.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from JHFS to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The welfare plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company’s policy was to fund its other postretirement benefits in amounts at or below the annual tax qualified limits. The contribution for the other postretirement benefits was $48 million, $54 million, and $59 million in 2010, 2009, and 2008, respectively.

The Company participates in a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $8 million in 2010 and $7 million in both 2009 and 2008. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from JHFS to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. The expense for the defined contribution plans was $18 million, $19 million, and $19 million in 2010, 2009, and 2008, respectively.

The Company uses a December 31 measurement date to account for its pension and other postretirement benefit plans.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Obligations and Funded Status of Defined Benefit Plans

The amounts disclosed below represent the Company’s share of the pension and other postretirement benefit plans described above:

	Years ended December 31,
	Pension Benefits		Other Postretirement Benefits

	2010	2009	2010	2009

		(in millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$2,354	$2,237	$548	$573
Service cost	32	30	1	1
Interest cost	124	128	28	33
Participant contributions	-	-	4	5
Actuarial loss (gain)	132	132	4	(8)
Retiree drug subsidy	-	-	3	3
Benefits paid	(175)	(173)	(52)	(59)
Transfer of certain pension and postretirement benefit plans to Parent	(2,467)	-	(536)	-

Benefit obligation at end of year	$-	$2,354	$-	$548

Change in plan assets:
Fair value of plan assets at beginning of year	$1,843	$1,628	$306	$245
Actual return on plan assets	281	354	40	61
Employer contributions	32	34	48	54
Participant contributions	-	-	4	5
Benefits paid	(175)	(173)	(52)	(59)
Transfer of certain pension and postretirement benefit plans to Parent	(1,981)	-	(346)	-

Fair value of plan assets at end of year	$-	$1,843	$-	$306

Funded status at end of year	$-	$(511)	$-	$(242)

Amounts recognized on Consolidated Balance Sheets:
Assets	$-	$-	$-	$-
Liabilities	-	(511)	-	(242)

Net amount recognized	$-	$(511)	$-	$(242)

Amounts recognized in accumulated other comprehensive income:
Prior service cost	$(26)	$(29)	$-	$-
Net actuarial loss	735	739	19	29
Transfer of certain pension and postretirement benefit plans to Parent	(709)	-	(19)	-

Total	$-	$710	$-	$29

The accumulated benefit obligation for all defined benefit plans was $0 million and $2,329 million at December 31, 2010 and 2009, respectively.

The following table provides information for pension plans with accumulated benefit obligations in excess of plan assets:

	December 31,
	2010	2009

	(in millions)
Accumulated benefit obligation	$-	$2,329
Projected benefit obligation	-	2,354
Fair value of plan assets	-	1,843

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Components of Net Periodic Benefit Cost

	Years ended December 31,
	Pension Benefits			Other Postretirement Benefits

	2010	2009	2008	2010	2009	2008

	(in millions)
Service cost	$32	$30	$ 30	$1	$1	$1
Interest cost	124	128	129	28	33	34
Expected return on plan assets	(161)	(175)	(181)	(26)	(26)	(26)
Amortization of prior service cost	(3)	(3)	(3)	-	-	-
Recognized actuarial loss	15	4	5	-	-	-

Net periodic benefit cost (income)	$7	$(16)	$ (20)	$3	$8	$9

Assumptions

Weighted–average assumptions used to determine benefit obligations were as follows:

	Years ended December 31,
	Pension Benefits		Other Postretirement Benefits

	2010	2009	2010	2009

Discount rate	N/A	5.50%	N/A	5.50%
Rate of compensation increase	N/A	4.35%	N/A	N/A
Health care cost trend rate for following year			N/A	8.50%
Ultimate trend rate			N/A	5.00%
Year ultimate rate reached			N/A	2028

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

	Years ended December 31,
	Pension Benefits			Other Postretirement Benefits

	2010	2009	2008	2010	2009	2008

Discount rate	5.50%	6.00%	6.00%	5.50%	6.00%	6.00%
Expected long-term return on plan assets	7.75%	8.00%	8.00%	7.75%	8.00%	8.00%
Rate of compensation increase	4.35%	4.10%	5.10%	N/A	N/A	N/A
Health care cost trend rate for following year				8.50%	8.50%	9.00%
Ultimate trend rate				5.00%	5.00%	5.00%
Year ultimate rate reached				2028	2016	2016

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Assumed health care cost trend rates have a significant effect on the amounts reported for the postretirement healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point Increase	One-Percentage Point Decrease

	(in millions)
Effect on total service and interest costs in 2010	$1	$(1)
Effect on postretirement benefit obligation as of December 31, 2010	N/A	N/A

Plan Assets

The Company’s overall investment strategy was to achieve a mix of approximately 94% of investments for long-term growth and 6% for near-term benefit payments, with a wide diversification of asset types, fund strategies, and fund managers.

The target allocations for plan assets are 52% equity securities, 35% fixed income securities, and 13% to all other types of investments. Equity securities primarily include investments in large-cap, mid-cap, and small-cap companies primarily located in the United States. Fixed income securities include corporate bonds of companies from a diverse range of industries, mortgage-backed securities, and U.S. Treasuries. Other types of investments include investments in private equity funds and timber and agriculture investments that follow several different strategies.

Pension plan assets of $0 million and $702 million at December 31, 2010 and 2009, respectively, were investments managed by related parties. Welfare plan assets of $0 million and $185 million at December 31, 2010 and 2009, respectively, were investments in related parties.

The plans did not own any of the Company’s or MFC’s common stock at December 31, 2010 and 2009.

Fair Value Measurements

Following ASC 820 guidance, the Company categorizes its fair value measurements of pension and other postretirement benefit plan assets according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the plans’ valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. For additional information regarding the valuation hierarchy and the Company’s determination of fair value, see Note 14 – Fair Value of Financial Instruments.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments. Cash and cash equivalents are included in Level 1.

Domestic equity – Includes investments in separate accounts and common/collective trusts. Separate account fair values are determined by the fair value of the underlying assets. Underlying domestic equity assets are valued based on observable quoted prices in active markets, and these separate account investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

International equity – Includes investments in mutual funds and common/collective trusts. Mutual fund fair values are determined based upon observable net asset values (“NAV”), and these investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Domestic fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying domestic fixed-income investments are valued based on observable quoted prices in active and inactive markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

International fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying international fixed-income investments are valued based on observable quoted prices in active markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

Private equity – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Private equity investments are included in Level 3.

Timber/Agriculture – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Timber/agriculture investments are included in Level 3.

401(h) account net assets – Fair values are determined based upon the fair values of the investments held in the Plan, as described above. The 401(h) account net assets are included in Level 1, Level 2, or Level 3.

The fair value of the Company’s pension plan assets at December 31, 2009, by asset category is as follows:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$26	$26	$-	$-
Equity
Domestic	783	331	452	-
International	268	108	160	-
Fixed income
Domestic (a)	437	142	215	80
International (b)	121	80	41	-
Other types of investments
Private equity (c)	129	-	-	129
Timber / agriculture (d)	79	-	-	79

Total assets at fair value	$1,843	$687	$868	$288

(a)	This category consists of approximately 40% corporate bonds from U.S. issuers in diverse industries, 18% invested in the general account of the Company, 13% mortgage-backed securities, 13% U.S. Treasuries and other government debt, 9% cash and other domestic fixed income investments, and 7% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The changes in Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2009 are summarized as follows:

	Domestic Fixed Income	Private Equity	Timber / Agriculture

	(in millions)
Balance at January 1, 2009	$73	$150	$72
Actual return on plan assets:
Relating to assets still held at the reporting date	18	(19)	6
Relating to assets sold during the period	-	5	2
Purchases, sales, and settlements (net)	(11)	(7)	(1)
Transfers into and/or out of Level 3	-	-	-

Balance at December 31, 2009	$80	$129	$79

The fair value of the Company’s other postretirement benefit plan assets at December 31, 2009, by asset category is as follows:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$23	$23	$-	$-
Equity
Domestic	129	14	115	-
International	22	11	11	-
Fixed income
Domestic (a)	124	24	98	2
International (b)	3	2	1	-
Other types of investments
Private equity (c)	3	-	-	3
Timber / agriculture (d)	2	-	-	2

Total assets at fair value	$306	$74	$225	$7

(a)	This category consists of approximately 44% corporate bonds from U.S. issuers in diverse industries, 27% mortgage-backed securities, 17% U.S. Treasuries and other government debt, 6% cash and other domestic fixed income investments, 4% sovereign debt, and 2% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.

The fair value of Level 3 assets measured on a recurring basis at December 31, 2009 was $7 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Risk Management Practices and Investment Goals

Investment allocation decisions for plan assets were made in accordance with the criteria and limitations set forth in the most recent Statement of Investment Policies and Procedures (the “Statement”), as amended and restated effective November 17, 2009. The Company relies on the Statement to set forth guidelines for adopting and maintaining certain funding policies in accordance with the provisions of ERISA and to ensure that the Plan maintains sufficient amounts to meet the obligations of the Plan as they come due.

The Company’s board of directors had delegated the fiduciary oversight responsibility of the Plan to the U.S. Benefits Committee (the “Committee”), which in turn, established and actively monitors specialized subcommittees to ensure continued prudent and effective management of the Plan. One such subcommittee, the Investment Committee, is responsible for diversification of plan assets to achieve a suitable combination of investment risk and rate of return for the exclusive benefit of plan participants and beneficiaries. In order to satisfy the Plan’s ongoing obligations and minimize the likelihood of a significant deterioration in the Plan’s funded status resulting from capital market activity, the Investment Committee retained an Investment Advisor, John Hancock Investment Management Services LLC, a subsidiary of the Company, to assist in the overall strategic investment direction of the fund.

Investment Policies and Strategies

The overall investment policies and strategies of the Plan were based on the guiding principle of diversification. Plan investments were allocated primarily between the major asset classes of fixed income and equity, with a relatively smaller proportion of investments in alternative asset classes. These investments fall into two broad categories within the context of the current asset allocation policy.

Liability-Hedging Assets – These assets consist primarily of fixed income investments, such as bonds, that generally have characteristics similar to pension liabilities, including predictable cash flows and comparable durations. In addition to capital preservation, the payment streams provided by liability-hedging assets are used to satisfy plan obligations as they become due.

Return-Seeking Assets – All non-fixed income investments, such as equities and certain alternative asset classes, fall into this category. In pursuing these investments, the Plan seeks to experience higher returns from appreciation in asset values. Historically, the long-term rate of return on equities has been higher than most investment grade fixed income securities. The increased yield comes at the expense of increased volatility and unpredictability in cash flows.

Permitted and Prohibited Investments

Plan investments were permitted to be made either directly, through pooled or mutual funds, or through insurance contracts, and both active and passive strategies have been used. In order to fulfill its fiduciary responsibility and to ensure that plan assets are invested prudently, the Committee has compiled a list of prohibited investments, as well as placed constraints on certain permitted investments. Moreover, the Plan was not permitted to borrow funds to acquire securities or otherwise deal in margin trading. Additional restrictions and constraints, by asset class, are outlined below.

Fixed Income

The Plan’s fixed income exposure was achieved through investments in separate accounts or mutual funds. For securities held in separate accounts, the combined market value of any individual investments, as a percentage of the aggregate market value of all fixed income investments, was not to exceed the maximum quality limits outlined below. Each mutual fund investment was governed by its own prospectus, and therefore not subject to these quality limits.

Investment Rating	Maximum Limit

AAA	100%
AA	90%
A	75%
BBB & Lower	50%
BB & Lower	8%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Equities

The Plan’s domestic and international equity investments were required to be fully diversified across sectors and countries at all times. In addition, the Plan was prohibited from acquiring more than 7.5% of the outstanding securities of any one company. The Plan was also prohibited from holding greater than 10% of its assets in the form of MFC stock.

Derivatives, Options, and Futures

The use of derivatives was permitted for the purpose of hedging investment risks, including market, interest rate, credit, liquidity, and currency risks. Derivatives may also have been used to replicate direct investments, in instances where the Plan would benefit from lower costs or transactional ease. Conversely, the use of derivatives to create leverage for speculative purposes was prohibited. The Plan was also required to hold cash and cash equivalents equal to the underlying market exposure of derivatives, net of margin funds. The Plan was permitted to invest in options and futures on any securities that were not specifically prohibited by the Statement, but it was prohibited from selling derivatives on securities it did not own.

Investments in Other Assets

Pursuant to the asset allocation policy, the Plan was permitted to make investments in alternative asset classes. The Plan was permitted to invest in private equity, power and infrastructure equity, timber and agricultural investments, but hedge funds were prohibited. The Investment Committee was required to approve any proposed investments in other assets that were not specifically permitted above.

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,824 million and $130 million, respectively, at December 31, 2010. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2011.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $24 million, $26 million, and $22 million for the years ended December 31, 2010, 2009, and 2008, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non- cancelable Operating Leases	Sub-lease Income

	(in millions)
2011	$48	$17
2012	42	17
2013	39	17
2014	29	14
2015	13	3
Thereafter	410	-

Total	$581	$68

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2010.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2010 and 2009, the Company increased this provision by $94 million and $186 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, the maximum after tax exposure including interest would be an additional estimated $218 million at December 31, 2010.

The Company owns an 80% interest in Phipps Tower Associates LLC, a limited liability company formed for the purpose of development, construction, leasing, and operation of Phipps Tower, an office building located in Atlanta, Georgia. The construction of Phipps Tower was completed in February 2010 and is currently in the leasing phase. Under an LLC agreement entered into by the Company with its partner developer, both parties have rights to a one-time put/call option when the project has achieved its stabilization stage, defined as when 85% of the gross rentable area of the building has been leased and the tenants under such leases have accepted delivery of the premises. At that time, the Company may exercise its call option to purchase the partner developer’s interest in the project, and the partner developer may exercise its put option and sell its interest to the Company. If on or before March 5, 2013 the stabilization stage has not been achieved, or stabilization has been achieved but options have not been exercised, the Company is obligated to purchase the partner developer’s entire interest (20%) in the project for the greater of the project cost or 95% of market value at the time of the buyout. The current estimated minimum amount that the Company would be required to pay is $7 million. This estimate is 20% of the $108 million cost of construction, net of $73 million of related loans payable.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

Note 12 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2008	$577	$350	$27	$129	$1,083
Gross unrealized investment losses (net of deferred income tax benefit of $1,574 million)	(2,932)	-	-	-	(2,932)
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $101 million)	(187)	-	-	-	(187)
Adjustment for policyholder liabilities (net of deferred income tax expense of $87 million)	162	-	-	-	162
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $216 million)	403	-	-	-	403
Adjustment for policyholder dividend obligation (net of deferred income tax expense of $11 million)	20	-	-	-	20

Net unrealized investment losses	(2,534)	-	-	-	(2,534)
Foreign currency translation adjustment	-	-	(23)	-	(23)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(1)	(1)
Change in net actuarial loss (net of deferred income tax benefit of $359 million)	-	-	-	(666)	(666)
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $586 million)	-	1,086	-	-	1,086
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $17 million)	-	(31)	-	-	(31)

Balance at December 31, 2008	$(1,957)	$1,405	$4	$(538)	$(1,086)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2009	$(1,957)	$1,405	$4	$(538)	$(1,086)
Gross unrealized investment gains (net of deferred income tax expense of $1,883 million)	3,498	-	-	-	3,498
Reclassification adjustment for losses realized in net income (net of deferred income tax expense of $109 million)	202	-	-	-	202
Adjustment for policyholder liabilities (net of deferred income tax benefit of $67 million)	(126)	-	-	-	(126)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $354 million)	(658)	-	-	-	(658)

Net unrealized investment gains	2,916	-	-	-	2,916
Foreign currency translation adjustment	-	-	5	-	5
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $31 million)	-	-	-	60	60
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1 million)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $538 million)	-	(1,000)	-	-	(1,000)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $3 million)	-	(5)	-	-	(5)
Adoption of ASC 320, recognition of other-than-temporary impairments (net of deferred income tax benefit of $410 million)	(761)	-	-	-	(761)

Balance at December 31, 2009	$198	$400	$9	$(478)	$129

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2010	$198	$400	$9	$(478)	$129
Gross unrealized investment gains (net of deferred income tax expense of $808 million)	1,501	-	-	-	1,501
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $313 million)	(582)	-	-	-	(582)
Adjustment for policyholder liabilities (net of deferred income tax expense of $23 million)	42	-	-	-	42
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $100 million)	(185)	-	-	-	(185)

Net unrealized investment gains	776	-	-	-	776
Foreign currency translation adjustment	-	-	(53)	-	(53)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $5 million)	-	-	-	9	9
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1 million)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $20 million)	-	(37)	-	-	(37)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $69 million)	-	(129)	-	-	(129)
Transfer of certain pension and postretirement benefit plans to Parent (net of deferred income tax expense of $255 million)	-	-	-	473	473

Balance at December 31, 2010	$974	$234	$(44)	$4	$1,168

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	December 31,

	2010	2009	2008

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$1,852	$547	$(3,345)
Equity securities	360	249	(79)
Other investments	(5)	(3)	(91)

Total (1)	2,207	793	(3,515)

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(653)	(368)	458
Policyholder liabilities	(56)	(121)	49
Deferred income taxes	(524)	(106)	1,051

Total	(1,233)	(595)	1,558

Net unrealized investment gains (losses)	$974	$198	$(1,957)

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and John Hancock Life & Health Insurance Company, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, used the implied forward rates from the rolling average of the swap rates that have been observed over the past three years instead of the implied forward rates from the swap curve observed at December 31, 2008 for purposes of its C-3 Phase II calculation. The impact of using this approach was a $53 million decrease in JHUSA’s authorized control level risk-based capital as of December 31, 2008. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, recorded an increase in the net admitted deferred tax asset (“DTA”) instead of the deferred tax calculation required by prescribed statutory accounting practices. If the net admitted DTA was reflected on the statutory balance sheet based on prescribed practices, the DTA and statutory surplus at December 31, 2008 would both be decreased by $84 million. The permitted practice had no effect on statutory net income. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

The Company’s statutory net income (loss) for the years ended December 31, 2010, 2009, and 2008 was $35 million (unaudited), $(76) million, and $(2,407) million, respectively. The Company’s statutory capital and surplus as of December 31, 2010 and 2009 was $5,093 million (unaudited) and $5,012 million, respectively.

Unless approved by the Commissioner prior to payment, dividends to the shareholder shall be declared or paid only from the Company’s earned surplus. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the Company’s surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the remaining international insurance operations, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment’s consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

Corporate and Other Segment. Primarily consists of the Company’s remaining international insurance operations, certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 6 — Closed Blocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$4,460	$2,765	$482	$7,707
Net investment income	2,619	1,710	238	4,567
Net realized investment and other gains (losses)	381	(202)	202	381
Inter-segment revenues	3	-	(3)	-

Revenues	$7,463	$4,273	$919	$12,655

Total net (loss) income	$(1,486)	$506	$103	$(877)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$158	$62	$(21)	$199
Carrying value of investments accounted for under the equity method	2,157	1,129	285	3,571
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	512	239	1	752
Goodwill impairment	1,600	-	-	1,600
Interest expense	-	-	47	47
Income tax expense	48	135	39	222
Segment assets	$82,106	$160,978	$22,944	$266,028

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2009
Revenues from external customers	$4,366	$2,652	$535	$7,553
Net investment income	2,265	1,624	457	4,346
Net realized investment and other losses	(732)	(1,103)	(2)	(1,837)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,899	$3,174	$989	$10,062

Total net (loss) income	$(258)	$412	$157	$311

Supplemental Information:
Equity in net income of investees accounted for under the equity method	$28	$9	$41	$78
Carrying value of investments accounted for under the equity method	1,622	1,123	314	3,059
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	308	898	5	1,211
Interest expense	-	-	34	34
Income tax (benefit) expense	(167)	63	97	(7)
Segment assets	$75,509	$149,336	$23,084	$247,929

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2008
Revenues from external customers	$3,407	$(357)	$520	$3,570
Net investment income	2,300	1,578	563	4,441
Net realized investment and other gains (losses)	120	102	(445)	(223)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,827	$1,324	$637	$7,788

Total net income (loss)	$272	$(360)	$(223)	$(311)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$8	$26	$(38)	$(4)
Carrying value of investments accounted for under the equity method	1,418	991	438	2,847
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(362)	21	5	(336)
Interest expense	-	-	34	34
Income tax expense (benefit)	137	(413)	(63)	(339)

The Company operates primarily in the United States and has no reportable major customers. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

Location	Revenues	Income (Loss) Before Income Taxes	Long-Lived Assets	Assets

	(in millions)
2010
United States	$12,582	$(669)	$173	$265,908
Foreign — other	73	14	-	120

Total	$12,655	$(655)	$173	$266,028

2009
United States	$10,004	$290	$198	$247,786
Foreign — other	58	14	-	143

Total	$10,062	$304	$198	$247,929

2008
United States	$7,722	$(670)
Foreign — other	66	20

Total	$7,788	$(650)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,

	2010		2009

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale (1)	$60,470	$60,470	$53,569	$53,569
Held-for-trading	1,627	1,627	1,208	1,208
Equity securities:
Available-for-sale	588	588	558	558
Mortgage loans on real estate	13,343	14,301	12,623	13,252
Policy loans	5,050	5,050	4,949	4,949
Short-term investments	1,472	1,472	3,973	3,973
Cash and cash equivalents	2,772	2,772	4,915	4,915
Derivatives:
Interest rate swaps	2,721	2,721	1,840	1,840
Foreign currency swaps	210	210	242	242
Foreign currency forwards	33	33	43	43
Interest rate options	-	-	1	1
Equity market contracts	4	4	8	8
Embedded derivatives	1,504	1,504	1,711	1,711
Assets held in trust	2,394	2,394	2,290	2,290
Separate account assets	136,002	136,002	122,466	122,466

Total assets	$228,190	$229,148	$210,396	$211,025

Liabilities:
Consumer notes	$966	$983	$1,205	$1,234
Debt	845	839	490	463
Guaranteed investment contracts and funding agreements	1,833	1,850	2,701	2,760
Fixed-rate deferred and immediate annuities	8,971	8,866	9,255	8,696
Supplementary contracts without life contingencies	47	48	51	53
Derivatives:
Interest rate swaps	2,164	2,164	1,318	1,318
Foreign currency swaps	578	578	694	694
Foreign currency forwards	-	-	1	1
Equity market contracts	2	2	-	-
Embedded derivatives	1,214	1,214	1,327	1,327

Total liabilities	$16,620	$16,544	$17,042	$16,546

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,932 million and $2,012 million at December 31, 2010 and 2009, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at their expected internal rate of return.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments – (continued)

ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured at Fair Value and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include mortgage loans, joint ventures, limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized.

•	Other Assets and Liabilities Not Reported at Fair Value – This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements – The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt – The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. As a result of the adoption of ASC 810 effective January 1, 2010, long-term debt at December 31, 2010 includes variable and fixed rate notes related to consolidated variable interest entities. The carrying value of this debt approximates fair value at December 31, 2010. For further information regarding the adoption of ASC 810, see Note 1 – Summary of Significant Accounting Policies.

The carrying values for commercial paper and short-term borrowings approximate fair value.

Fixed-rate deferred and immediate annuities – The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Assets and Liabilities Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

• Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain (“GMWB”) and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The following tables present the Company’s assets and liabilities that are measured at fair value on a recurring basis by fair value hierarchy level:

	December 31, 2010

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$41,199	$-	$37,898	$3,301
Commercial mortgage-backed securities	4,247	-	3,762	485
Residential mortgage-backed securities	460	-	10	450
Collateralized debt obligations	136	-	33	103
Other asset-backed securities	1,029	-	950	79
U.S. Treasury and agency securities	7,841	-	7,841	-
Obligations of states and political subdivisions	4,027	-	3,619	408
Debt securities issued by foreign governments	1,531	-	1,531	-

Total fixed maturities available-for-sale	60,470	-	55,644	4,826

Fixed maturities held-for-trading:
Corporate debt securities	1,177	8	1,133	36
Commercial mortgage-backed securities	224	-	209	15
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	66	-	65	1
U.S. Treasury and agency securities	101	-	101	-
Obligations of states and political subdivisions	51	-	51	-
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,627	8	1,561	58

Equity securities available-for-sale	588	588	-	-
Short-term investments	1,472	-	1,472	-
Derivative assets (2):
Interest rate swaps	2,721	-	2,652	69
Foreign currency swaps	210	-	210	-
Foreign currency forwards	33	-	33	-
Equity market contracts	4	-	-	4
Embedded derivatives (3):
Reinsurance contracts	7	-	7	-
Benefit guarantees	1,497	-	-	1,497
Assets held in trust (4)	2,394	913	1,420	61
Separate account assets (5)	136,002	130,884	2,092	3,026

Total assets at fair value	$207,025	$132,393	$65,091	$9,541

Liabilities:
Derivative liabilities (2):
Interest rate swaps	$2,164	$-	$2,156	$8
Foreign currency swaps	578	-	534	44
Equity market contracts	2	-	-	2
Embedded derivatives (3):
Reinsurance contracts	660	-	660	-
Participating pension contracts	98	-	98	-
Benefit guarantees	456	-	-	456

Total liabilities at fair value	$3,958	$-	$3,448	$510

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$42,505	$-	$39,889	$2,616
Commercial mortgage-backed securities	4,474	-	4,039	435
Residential mortgage-backed securities	476	-	16	460
Collateralized debt obligations	135	-	57	78
Other asset-backed securities	1,242	-	1,151	91
U.S. Treasury and agency securities	1,968	-	1,968	-
Obligations of states and political subdivisions	1,491	-	1,261	230
Debt securities issued by foreign governments	1,278	-	1,213	65

Total fixed maturities available-for-sale	53,569	-	49,594	3,975

Fixed maturities held-for-trading:
Corporate debt securities	898	-	882	16
Commercial mortgage-backed securities	216	-	206	10
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	21	-	20	1
U.S. Treasury and agency securities	29	-	29	-
Obligations of states and political subdivisions	26	-	23	3
Debt securities issued by foreign governments	13	-	-	13

Total fixed maturities held-for-trading	1,208	-	1,161	47

Equity securities available-for-sale	558	558	-	-
Short-term investments	3,973	-	3,973	-
Derivative assets (2)	2,134	-	2,074	60
Embedded derivatives (3)	1,711	-	8	1,703
Assets held in trust (4)	2,290	624	1,666	-
Separate account assets (5)	122,466	116,875	2,494	3,097

Total assets at fair value	$187,909	$118,057	$60,970	$8,882

Liabilities:
Derivative liabilities (2)	$2,013	$-	$1,987	$26
Embedded derivatives (3)	1,327	-	688	639

Total liabilities at fair value	$3,340	$-	$2,675	$665

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,932 million and $2,012 million at December 31, 2010 and 2009, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at their expected internal rate of return.
(2)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward in the following table.
(3)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(4)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.
(5)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2010 and 2009 are summarized as follows:

		Net realized/unrealized gains (losses) included in:				Transfers
	Balance at January 1, 2010	Earnings (1)		AOCI (2)	Purchases, issuances, and settlements (net)	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2010	Change in unrealized gains (losses) included in earnings on instruments still held

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$2,616	$(50)		$223	$80	$733	$(301)	$3,301	$-
Commercial mortgage-backed securities	435	1		105	(54)	-	(2)	485	-
Residential mortgage-backed securities	460	(22)		131	(119)	-	-	450	-
Collateralized debt obligations	78	(3)		39	(11)	-	-	103	-
Other asset-backed securities	91	(4)		14	(22)	-	-	79	-
Obligations of states and political subdivisions	230	-		(6)	247	342	(405)	408	-
Debt securities issued by foreign governments	65	-		(65)	-	-	-	-	-

Total fixed maturities available-for-sale	3,975	(78)		441	121	1,075	(708)	4,826	-

Fixed maturities held-for-trading:
Corporate debt securities	16	15		-	4	2	(1)	36	15
Commercial mortgage-backed securities	10	5		-	-	-	-	15	5
Residential mortgage-backed securities	3	-		-	-	-	-	3	1
Collateralized debt obligations	1	2		-	-	-	-	3	2
Other asset-backed securities	1	-		-	-	-	-	1	-
Obligations of states and political subdivisions	3	-		-	3	-	(6)	-	-
Debt securities issued by foreign governments	13	(13)		-	-	-	-	-	(13)

Total fixed maturities held-for-trading	47	9		-	7	2	(7)	58	10

Net derivatives	34	15		(30)	-	-	-	19	19
Net embedded derivatives	1,064	(23	) (4)	-	-	-	-	1,041	(23)
Assets held in trust	-	1		3	(10)	68	(1)	61	3
Separate account assets (5)	3,097	(13)		5	(125)	62	-	3,026	10

Total	$8,217	$(89)		$419	$(7)	$1,207	$(716)	$9,031	$19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

		Net realized/unrealized gains (losses) included in:
	Balance at January 1, 2009	Earnings (1)		AOCI (2)	Purchases, issuances, and settlements (net)	Net transfers into and out of Level 3 (3)	Balance at December 31, 2009	Change in unrealized gains (losses) included in earnings on instruments still held

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$1,792	$80		$482	$(67)	$329	$2,616	$-
Commercial mortgage-backed securities	446	(2)		100	(90)	(19)	435	-
Residential mortgage-backed securities	624	(87)		149	(230)	4	460	-
Collateralized debt obligations	88	(6)		6	(10)	-	78	-
Other asset-backed securities	299	3		29	(252)	12	91	-
Obligations of states and political subdivisions	1	-		(6)	315	(80)	230	-
Debt securities issued by foreign governments	62	-		4	(1)	-	65	-

Total fixed maturities available-for-sale	3,312	(12)		764	(335)	246	3,975	-

Fixed maturities held-for-trading:
Corporate debt securities	16	2		-	(2)	-	16	1
Commercial mortgage-backed securities	7	3		-	-	-	10	3
Residential mortgage-backed securities	3	1		-	(1)	-	3	1
Collateralized debt obligations	1	-		-	-	-	1	-
Other asset-backed securities	2	-		-	(1)	-	1	-
Obligations of states and political subdivisions	-	(1)		-	4	-	3	(1)
Debt securities issued by foreign governments	12	1		-	-	-	13	1

Total fixed maturities held-for-trading	41	6		-	-	-	47	5

Net derivatives	195	(38)		(12)	-	(111)	34	(32)
Net embedded derivatives	1,516	(452	) (4)	-	-	-	1,064	(452)
Separate account assets (5)	2,972	(493)		(1)	619	-	3,097	(389)

Total	$8,036	$(989)		$751	$284	$135	$8,217	$(868)

(1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
(2)	This amount is included in accumulated other comprehensive income on the Consolidated Balance Sheets.
(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in benefits to policyholders on the Consolidated Statements of Operations.
(5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as mortgage loans, joint ventures, and limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. The Company recorded a goodwill impairment of $1,600 million during the year ended December 31, 2010, and the fair value measurement was classified as Level 3. For additional information regarding the impairment, see Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2010	$1,600	$1,307	$146	$3,053
Impairment	(1,600)	-	-	(1,600)

Balance at December 31, 2010	$-	$1,307	$146	$1,453

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2009	$1,600	$1,307	$146	$3,053
Impairment	-	-	-	-

Balance at December 31, 2009	$1,600	$1,307	$146	$3,053

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairment was reflective of the decrease in the expected future earnings for this business. The fair value was determined primarily using an earnings-based approach, which incorporated the segment’s in-force and new business embedded value using internal forecasts of revenue and expense. There were no impairments recorded in 2009, and there were no accumulated impairment losses at December 31, 2009.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Value of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

	December 31,
	2010	2009

	(in millions)
Balance, beginning of year	$2,171	$2,564
Amortization	(66)	(15)
Change in unrealized investment gains and losses	(146)	(342)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(36)

Balance, end of year	$1,959	$2,171

The following table provides estimated future amortization (net of tax) for the periods indicated:

VOBA Amortization
(in millions)
2011	$94
2012	87
2013	82
2014	68
2015	67

Other Intangible Assets

Other intangible asset balances were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2010
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	48	349
Other investment management contracts	64	28	36

Total	$1,361	$76	$1,285

December 31, 2009
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Subject to amortization:
Distribution networks	397	37	360
Other investment management contracts	64	25	39

Total	$1,356	$62	$1,294

Amortization expense (net of tax) for other intangible assets was $9 million, $9 million, and $8 million for the years ended December 31, 2010, 2009, and 2008, respectively. Amortization expense (net of tax) for other intangible assets is expected to be approximately $10 million in 2011, $11 million in 2012, $11 million in 2013, $12 million in 2014, and $11 million in 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as separate account assets with an equivalent amount reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Consolidated Statements of Operations. For the years ended December 31, 2010 and 2009, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2010	2009

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$7,648	$6,969
Net amount at risk related to deposits	156	208
Average attained age of contract holders	51	50

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional Guaranteed Minimum Withdrawal Benefit (“GMWB”) rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

	December 31,
	2010	2009

	(in millions, except for ages and percents)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$25,630	$23,472
Net amount at risk- net of reinsurance	140	312
Average attained age of contract holders	65	64

Return of net deposits plus a minimum return
In the event of death
Account value	$702	$744
Net amount at risk- net of reinsurance	318	354
Average attained age of contract holders	70	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$29,399	$28,414
Net amount at risk- net of reinsurance	485	843
Average attained age of contract holders	65	64

Guaranteed Minimum Income Benefit
Account value	$6,276	$6,293
Net amount at risk- net of reinsurance	41	54
Average attained age of contract holders	64	63

Guaranteed Minimum Withdrawal Benefit
Account value	$39,034	$35,595
Net amount at risk	782	1,012
Average attained age of contract holders	64	63

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2010	2009

	(in billions)
Type of Fund
Equity	$30	$28
Balanced	23	22
Bond	7	7
Money Market	2	2

Total	$62	$59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2010	$253	$209	$663	$1,125
Incurred guarantee benefits	(100)	(60)	-	(160)
Other reserve changes	72	28	(156)	(56)

Balance at December 31, 2010	225	177	507	909
Reinsurance recoverable	(78)	(1,120)	(421)	(1,619)

Net balance at December 31, 2010	$147	$(943)	$86	$(710)

Balance at January 1, 2009	$454	$442	$2,890	$3,786
Incurred guarantee benefits	(153)	(144)	-	(297)
Other reserve changes	(48)	(89)	(2,227)	(2,364)

Balance at December 31, 2009	253	209	663	1,125
Reinsurance recoverable	(104)	(1,177)	(548)	(1,829)

Net balance at December 31, 2009	$149	$(968)	$115	$(704)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2010 and 2009:

•	Data used included 1,000 stochastically generated investment performance scenarios. For ASC 815 calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.8% to 41.5% for GMDB and 0.3% to 41.5% for GMIB and GMWB.

•

The discount rates used in the ASC 944 calculations range from 6.4% to 7%. The discount rates used in the ASC 815 calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

	December 31,
	2010	2009

	(in millions)
Balance, beginning of year	$9,186	$9,419
Capitalization	1,228	1,579
Amortization	(664)	(1,119)
Change in unrealized investment gains and losses	(98)	(704)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	11

Balance, end of year	$9,652	$9,186

The balance of and changes in deferred sales inducements as of and for the years ended December 31, were as follows:

	December 31,
	2010	2009

	(in millions)
Balance, beginning of year	$379	$427
Capitalization	12	63
Amortization	(22)	(77)
Change in unrealized investment gains and losses	(15)	(12)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(22)

Balance, end of year	$354	$379

Note 18 — Share-Based Payments

The Company participates in the stock compensation plans of MFC and uses the Black-Scholes option-pricing model to estimate the value of stock options granted to employees. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. GAAP, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Under MFC’s Executive Stock Option Plan (“ESOP”), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the higher of the prior day or prior five-day average closing market price of MFC’s common shares on the Toronto Stock Exchange on the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants Deferred Share Units (“DSUs”) to certain employees under the ESOP. These DSUs vest over a three-year period, and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC’s common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs.

In addition, for certain new employees and pursuant to the deferred compensation program, MFC grants DSUs under the ESOP, which entitle the holder to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. In 2010, 17,000 DSUs were issued to certain new hires, which vest over a maximum period of five years. No such DSUs were issued in 2009 or 2008.

In 2010, 2009, and 2008, 35,000, 56,000, and 217,000 DSUs, respectively, were issued to certain employees who elected to defer receipt of all or part of their annual bonus. These DSUs vested immediately upon grant. Also, in 2010 and 2008, 20,000 and 269,000 DSUs were issued to certain employees who elected to defer payment of all or part of their restricted share units and/or performance share units. In 2009, no DSUs were granted to certain employees to defer payment of all or part of their restricted share units since the restricted share units scheduled to vest in 2009 did so without any payment value. Restricted share units and performance share units are discussed below. These DSUs also vested immediately upon grant.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 18 — Share-Based Payments - (continued)

Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director’s retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors.

The Company recorded compensation expense for stock options granted of $8 million, $9 million, and $9 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan (“GSOP”) for its eligible employees. Under the GSOP, qualifying employees can choose to apply up to 5% of their annual base earnings toward the purchase of common shares of MFC. MFC matches a percentage of the employee’s eligible contributions up to a maximum amount. MFC’s contributions vest immediately. All contributions are used by the GSOP’s trustee to purchase common shares in the open market. The Company’s compensation expense related to the GSOP was $1 million for each of the three years ended December 31, 2010, 2009, and 2008.

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit (“RSU”) Plan. For the years ended December 31, 2010, 2009, and 2008, 3.0 million, 3.8 million, and 1.8 million RSUs, respectively, were granted to certain eligible employees under this plan. For the year ended December 31, 2009, 0.6 million Special RSUs and for the years ended December 31, 2010 and 2009, 0.7 million and 1.5 million Performance Share Units (“PSUs”), respectively, were granted to eligible employees under this plan. There were no Special RSUs granted in 2010, and no Special RSUs or PSUs granted in 2008. Each RSU/Special RSU/PSU entitles the recipient to receive payment equal to the market value of one common share, plus credited dividends, at the time of vesting, subject to any performance conditions.

For the years ended December 31, 2010, 2009, and 2008, the Company granted 1.4 million, 2.0 million, and 0.7 million RSUs, respectively, to certain eligible employees. RSUs granted in 2010 vest 25% on the first anniversary and 75% on the date that is 34 months from the grant date. RSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. RSUs granted prior to 2009 vest three years from the grant date. The related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to RSUs was $22 million, $14 million, and $24 million for the years ended December 31, 2010, 2009, and 2008, respectively.

For the year ended December 31, 2009, the Company granted 0.3 million Special RSUs to certain eligible employees. Special RSUs vest on the date that is 22 months from the grant date, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. No Special RSUs were granted in 2010 or 2008. The Company’s compensation expense related to Special RSUs was $2 million for each of the two years ended December 31, 2010 and 2009.

For the years ended December 31, 2010 and 2009, the Company granted 0.2 million and 0.4 million PSUs, respectively, to certain eligible employees. PSUs granted in 2010 vest 25% on the first anniversary and 75% on the date that is 34 months from the grant date. PSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. Both grants are subject to performance conditions that are equally weighted over their respective performance periods, and the related compensation expense is recognized over these periods, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. No PSUs were granted in 2008. The Company’s compensation expense related to PSUs was $2 million and $3 million for the years ended December 31, 2010 and 2009, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 19 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2010 consolidated financial statements through the date on which the consolidated financial statements were issued. The Company did not have any subsequent events requiring disclosure.

John Hancock Variable Life Account S of John Hancock Life Insurance Company (U.S.A.)

Audited Financial Statements

Year ended December 31, 2010 with Report of Independent Registered Public Accounting Firm

John Hancock Variable Life Account S

Audited Financial Statements

Year ended December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Variable Life Account S of John Hancock Life Insurance Company (U.S.A.)

“Active” sub-accounts

500 Index Trust B	International Value Trust
Active Bond Trust	Investment Quality Bond Trust
All Cap Core Trust	Large Cap Trust
All Cap Value Trust	Large Cap Value Trust
Alpha Opportunities Trust	Lifestyle Aggressive Trust
American Asset Allocation Trust	Lifestyle Balanced Trust
American Blue Chip Income and Growth Trust	Lifestyle Conservative Trust
American Bond Trust	Lifestyle Growth Trust
American Fundamental Holdings Trust	Lifestyle Moderate Trust
American Global Diversification Trust	Mid Cap Index Trust
American Growth Trust	Mid Cap Stock Trust
American Growth-Income Trust	Mid Value Trust
American International Trust	Money Market Trust B
American New World Trust	Natural Resources Trust
Balanced Trust	Optimized All Cap Trust
Blue Chip Growth Trust	Optimized Value Trust
Capital Appreciation Trust	Real Estate Securities Trust
Capital Appreciation Value Trust	Real Return Bond Trust
Core Allocation Plus Trust	Science & Technology Trust
Core Bond Trust	Short Term Government Income Trust
Core Diversified Growth & Income Trust	Small Cap Growth Trust
Core Strategy Trust	Small Cap Index Trust
Disciplined Diversification Trust	Small Cap Opportunities Trust
Emerging Markets Value Trust	Small Cap Value Trust
Equity-Income Trust	Small Company Value Trust
Financial Services Trust	Smaller Company Growth Trust
Franklin Templeton Founding Allocation Trust	Strategic Income Opportunities Trust
Fundamental Value Trust	Total Bond Market Trust B
Global Bond Trust	Total Return Trust
Global Trust	Total Stock Market Index Trust
Health Sciences Trust	Utilities Trust
High Yield Trust	Value Trust
International Core Trust	All Asset Portfolio
International Equity Index Trust A	Brandes International Equity Trust
International Equity Index Trust B	Business Opportunity Value Trust
International Opportunities Trust	Frontier Capital Appreciation Trust
International Small Company Trust	Large Cap Growth Trust

Report of Independent Registered Public Accounting Firm

“Closed” sub-accounts

All Cap Growth Trust	Strategic Bond Trust
Overseas Equity Trust	U.S. Government Securities Trust
Pacific Rim Trust	U.S. High Yield Bond Trust
Short-Term Bond Trust

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Variable Life Account S (the “Account”), comprised of the active sub-accounts as of December 31, 2010, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Variable Life Account S at December 31, 2010, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 31, 2011

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2010

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B - 22,945,558 shares (cost $341,504,939)	$360,474,718
Active Bond Trust - 4,266,192 shares (cost $40,246,009)	41,424,723
All Cap Core Trust - 12,757 shares (cost $190,348)	211,254
All Cap Growth Trust	—
All Cap Value Trust - 989,974 shares (cost $6,588,555)	8,236,583
Alpha Opportunities Trust - 2,073 shares (cost $29,859)	31,827
American Asset Allocation Trust - 99,231 shares (cost $1,010,326)	1,092,536
American Blue Chip Income and Growth Trust - 182,346 shares (cost $2,279,953)	2,069,630
American Bond Trust - 105,211 shares (cost $1,259,960)	1,270,950
American Fundamental Holdings Trust - 2,454 shares (cost $23,969)	25,377
American Global Diversification Trust - 73,937 shares (cost $767,832)	771,166
American Growth Trust - 2,347,712 shares (cost $30,060,643)	36,694,737
American Growth-Income Trust - 388,657 shares (cost $5,010,082)	5,787,098
American International Trust - 2,059,909 shares (cost $29,288,428)	33,638,319
American New World Trust - 318,674 shares (cost $4,143,870)	4,381,765
Balanced Trust - 1,769 shares (cost $26,687)	28,902
Blue Chip Growth Trust - 4,296,623 shares (cost $74,251,971)	86,877,719
Capital Appreciation Trust - 3,967,326 shares (cost $33,393,303)	39,435,220
Capital Appreciation Value Trust - 208,641 shares (cost $2,461,344)	2,397,291
Core Allocation Plus Trust - 6,539 shares (cost $66,125)	71,212
Core Bond Trust - 671,828 shares (cost $8,970,281)	9,163,732
Core Diversified Growth & Income Trust - 5,601 shares (cost $65,672)	67,888
Core Strategy Trust - 57,077 shares (cost $722,692)	723,163
Disciplined Diversification Trust - 70,038 shares (cost $789,109)	862,872
Emerging Markets Value Trust - 2,128,466 shares (cost $28,234,755)	34,012,886
Equity-Income Trust - 9,399,888 shares (cost $132,832,888)	130,000,445
Financial Services Trust - 201,483 shares (cost $2,042,756)	2,381,529
Franklin Templeton Founding Allocation Trust - 114,479 shares (cost $1,062,801)	1,139,066
Fundamental Value Trust - 448,791 shares (cost $5,336,036)	6,404,245
Global Bond Trust - 2,918,825 shares (cost $37,374,295)	37,594,467
Global Trust - 331,264 shares (cost $4,627,403)	4,793,395
Health Sciences Trust - 571,325 shares (cost $7,730,308)	8,912,677
High Yield Trust - 4,698,325 shares (cost $34,332,648)	27,626,152
International Core Trust - 981,651 shares (cost $11,112,249)	9,561,277
International Equity Index Trust A - 480,462 shares (cost $5,394,073)	5,309,106
International Equity Index Trust B - 7,842,237 shares (cost $129,223,948)	124,926,838
International Opportunities Trust - 910,637 shares (cost $10,724,170)	11,455,808
International Small Company Trust - 972,031 shares (cost $8,886,680)	10,206,328
International Value Trust - 4,728,033 shares (cost $53,831,455)	56,878,234
Investment Quality Bond Trust - 848,025 shares (cost $9,368,820)	9,557,245
Large Cap Trust - 148,399 shares (cost $1,735,135)	1,829,762
Large Cap Value Trust - 852,333 shares (cost $13,377,768)	14,165,771
Lifestyle Aggressive Trust - 900,806 shares (cost $7,043,235)	7,521,733
Lifestyle Balanced Trust - 6,276,659 shares (cost $61,255,489)	73,813,515
Lifestyle Conservative Trust - 387,513 shares (cost $4,636,445)	4,878,794
Lifestyle Growth Trust - 3,934,350 shares (cost $47,009,391)	44,969,615

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2010

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Lifestyle Moderate Trust - 254,679 shares (cost $2,905,270)	$3,061,241
Mid Cap Index Trust - 1,128,161 shares (cost $16,913,718)	20,002,299
Mid Cap Stock Trust - 2,538,985 shares (cost $33,016,543)	36,028,199
Mid Value Trust - 3,569,774 shares (cost $33,837,130)	39,553,092
Money Market Trust B - 156,122,272 shares (cost $156,122,272)	156,122,272
Natural Resources Trust - 2,224,495 shares (cost $22,479,423)	27,939,662
Optimized All Cap Trust - 4,062,911 shares (cost $54,968,118)	52,533,441
Optimized Value Trust - 102,999 shares (cost $1,158,408)	1,012,479
Overseas Equity Trust	—
Pacific Rim Trust	—
Real Estate Securities Trust - 4,459,928 shares (cost $49,552,670)	50,397,185
Real Return Bond Trust - 1,116,425 shares (cost $13,465,607)	12,771,902
Science & Technology Trust - 302,424 shares (cost $4,021,591)	5,132,130
Short Term Government Income Trust - 2,226,762 shares (cost $28,809,759)	28,769,763
Short-Term Bond Trust	—
Small Cap Growth Trust - 4,640,758 shares (cost $43,312,241)	47,103,696
Small Cap Index Trust - 1,183,060 shares (cost $14,478,309)	16,574,673
Small Cap Opportunities Trust - 590,992 shares (cost $9,796,815)	11,506,613
Small Cap Value Trust - 4,080,472 shares (cost $65,825,135)	76,957,701
Small Company Value Trust - 323,500 shares (cost $4,457,009)	5,509,197
Smaller Company Growth Trust - 111,028 shares (cost $1,801,311)	1,954,089
Strategic Bond Trust	—
Strategic Income Opportunities Trust - 558,385 shares (cost $8,064,976)	7,800,643
Total Bond Market Trust B - 4,433,123 shares (cost $44,663,367)	44,996,196
Total Return Trust - 8,127,871 shares (cost $113,898,179)	117,041,343
Total Stock Market Index Trust - 1,839,804 shares (cost $19,233,806)	21,544,102
U.S. Government Securities Trust	—
U.S. High Yield Bond Trust	—
Utilities Trust - 1,491,594 shares (cost $15,770,098)	17,302,489
Value Trust - 608,211 shares (cost $8,291,684)	10,090,228

Sub-accounts invested in Outside Trust Portfolios:
All Asset Portfolio - 1,946,857 shares (cost $19,696,737)	$21,532,237
Brandes International Equity Trust - 8,513,501 shares (cost $122,814,095)	99,778,235
Business Opportunity Value Trust - 2,399,355 shares (cost $23,022,335)	24,713,352
Frontier Capital Appreciation Trust - 2,165,545 shares (cost $45,432,308)	56,174,234
Large Cap Growth Trust - 2,481,437 shares (cost $35,222,379)	40,273,728

Total assets	$2,317,853,991

Contract Owners’ Equity

Variable universal life insurance contracts	$2,317,853,991

See accompanying notes.

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B		Active Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$5,946,675	$6,852,098	$3,050,930	$2,532,018

Total investment income	5,946,675	6,852,098	3,050,930	2,532,018
Expenses:
Mortality and expense risk	222,118	207,707	58,086	57,238

Net investment income (loss)	5,724,557	6,644,391	2,992,844	2,474,780

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(4,148,657)	(17,822,185)	265,481	(1,161,896)

Realized gains (losses)	(4,148,657)	(17,822,185)	265,481	(1,161,896)
Unrealized appreciation (depreciation) during the period	46,193,317	85,176,345	1,818,034	6,651,576

Net increase (decrease) in assets from operations	47,769,217	73,998,551	5,076,359	7,964,460

Changes from principal transactions:
Transfer of net premiums	8,393,779	10,383,263	1,398,643	1,386,370
Transfer on terminations	(15,902,859)	(26,226,741)	(3,062,974)	(5,077,735)
Transfer on policy loans	(375,877)	(604,309)	67,560	(124,077)
Net interfund transfers	(32,342,968)	(20,356,966)	1,151,547	(3,179,285)

Net increase (decrease) in assets from principal transactions	(40,227,925)	(36,804,753)	(445,224)	(6,994,727)

Total increase (decrease) in assets	7,541,292	37,193,798	4,631,135	969,733

Assets, beginning of period	352,933,426	315,739,628	36,793,588	35,823,855

Assets, end of period	$360,474,718	$352,933,426	$41,424,723	$36,793,588

(c)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 3, 2010.

See accompanying notes.

Sub-Account
All Asset Portfolio		All Cap Core Trust		All Cap Growth Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (c)	Year Ended Dec. 31/09

$1,413,087	$1,083,904	$2,159	$1,299	$1,679	$4,833

1,413,087	1,083,904	2,159	1,299	1,679	4,833

6,994	3,234	624	115	485	1,221

1,406,093	1,080,670	1,535	1,184	1,194	3,612

—	—	—	—	—	—
(5,149)	(2,248,401)	(6,430)	(542)	(40,948)	(56,034)

(5,149)	(2,248,401)	(6,430)	(542)	(40,948)	(56,034)
1,040,534	3,778,343	29,980	10,994	71,733	196,100

2,441,478	2,610,612	25,085	11,636	31,979	143,678

235,833	171,494	17,493	8,138	24,583	33,809
(447,353)	(577,778)	(45,011)	(1,041)	(5,308)	(28,456)
(701,434)	(716)	(13,010)	—	—	—
443,864	3,235,705	119,930	55,291	(742,615)	55,356

(469,090)	2,828,705	79,402	62,388	(723,340)	60,709

1,972,388	5,439,317	104,487	74,024	(691,361)	204,387

19,559,849	14,120,532	106,767	32,743	691,361	486,974

$21,532,237	$19,559,849	$211,254	$106,767	—	$691,361

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust		Alpha Opportunities Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Income:
Dividend income distribution	$31,975	$41,660	$130	—

Total investment income	31,975	41,660	130	—
Expenses:
Mortality and expense risk	11,446	9,555	—	—

Net investment income (loss)	20,529	32,105	130	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	2,987	—
Net realized gains (losses)	16,944	(1,015,941)	(13)	13

Realized gains (losses)	16,944	(1,015,941)	2,974	13
Unrealized appreciation (depreciation) during the period	1,232,297	2,692,864	1,968	—

Net increase (decrease) in assets from operations	1,269,770	1,709,028	5,072	13

Changes from principal transactions:
Transfer of net premiums	96,518	131,958	—	—
Transfer on terminations	(242,945)	(201,980)	(289)	(16)
Transfer on policy loans	(76,428)	25,336	—	—
Net interfund transfers	(532,689)	711,095	27,044	3

Net increase (decrease) in assets from principal transactions	(755,544)	666,409	26,755	(13)

Total increase (decrease) in assets	514,226	2,375,437	31,827	—

Assets, beginning of period	7,722,357	5,346,920	—	—

Assets, end of period	$8,236,583	$7,722,357	$31,827	—

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
(t)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
American Asset Allocation Trust		American Blue Chip Income and Growth Trust		American Bond Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$16,287	$10,064	$25,641	$26,969	$33,585	$70,909

16,287	10,064	25,641	26,969	33,585	70,909

—	—	843	638	6,392	9,215

16,287	10,064	24,798	26,331	27,193	61,694

165	1,598	—	111,001	—	—
40,345	26,962	(131,638)	(334,945)	(34,416)	(54,578)

40,510	28,560	(131,638)	(223,944)	(34,416)	(54,578)
(5,086)	87,297	331,349	600,945	164,984	306,014

51,711	125,921	224,509	403,332	157,761	313,130

48,066	54,519	92,095	95,784	43,814	148,687
(54,205)	(164,187)	(90,173)	(352,294)	(1,656,739)	(170,095)
—	—	(35,282)	19,665	(23,057)	—
483,624	547,087	(55,694)	272,773	(30,712)	299,176

477,485	437,419	(89,054)	35,928	(1,666,694)	277,768

529,196	563,340	135,455	439,260	(1,508,933)	590,898

563,340	—	1,934,175	1,494,915	2,779,883	2,188,985

$1,092,536	$563,340	$2,069,630	$1,934,175	$1,270,950	$2,779,883

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Fundamental Holdings Trust		American Global Diversification Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Income:
Dividend income distribution	$374	$102	$14,249	$641

Total investment income	374	102	14,249	641
Expenses:
Mortality and expense risk	53	16	1,207	2,202

Net investment income (loss)	321	86	13,042	(1,561)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	16	1	44,670	77,922

Realized gains (losses)	16	1	44,670	77,922
Unrealized appreciation (depreciation) during the period	996	412	3,679	(345)

Net increase (decrease) in assets from operations	1,333	499	61,391	76,016

Changes from principal transactions:
Transfer of net premiums	300	250	4,420	5,183
Transfer on terminations	(88)	(6)	(22,819)	(31,779)
Transfer on policy loans	—	—	—	—
Net interfund transfers	17,111	5,978	688,943	(10,189)

Net increase (decrease) in assets from principal transactions	17,323	6,222	670,544	(36,785)

Total increase (decrease) in assets	18,656	6,721	731,935	39,231

Assets, beginning of period	6,721	—	39,231	—

Assets, end of period	$25,377	$6,721	$771,166	$39,231

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

See accompanying notes.

Sub-Account
American Growth Trust		American Growth-Income Trust		American International Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$111,735	$68,401	$60,966	$78,619	$521,160	$266,011

111,735	68,401	60,966	78,619	521,160	266,011

17,249	14,234	8,301	6,860	16,841	14,570

94,486	54,167	52,665	71,759	504,319	251,441

—	3,565,331	—	253,826	—	4,854,924
(1,671,528)	(7,256,136)	(23,341)	(567,331)	(1,077,900)	(6,689,570)

(1,671,528)	(3,690,805)	(23,341)	(313,505)	(1,077,900)	(1,834,646)
6,740,366	12,667,787	455,253	1,943,239	2,888,791	10,522,214

5,163,324	9,031,149	484,577	1,701,493	2,315,210	8,939,009

1,913,939	1,161,164	162,646	175,582	652,259	529,719
(2,562,748)	(1,925,932)	(885,525)	(201,279)	(1,599,697)	(1,889,119)
5,762	43,003	(198,497)	(1,519)	(32,355)	137,278
(339,122)	7,763,548	(1,204,152)	3,062,159	4,581,301	1,053,240

(982,169)	7,041,783	(2,125,528)	3,034,943	3,601,508	(168,882)

4,181,155	16,072,932	(1,640,951)	4,736,436	5,916,718	8,770,127

32,513,582	16,440,650	7,428,049	2,691,613	27,721,601	18,951,474

$36,694,737	$32,513,582	$5,787,098	$7,428,049	$33,638,319	$27,721,601

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American New World Trust		Balanced Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)	Year Ended Dec. 31/10 (t)
Income:
Dividend income distribution	$47,759	$6,989	$232

Total investment income	47,759	6,989	232
Expenses:
Mortality and expense risk	801	56	—

Net investment income (loss)	46,958	6,933	232

Realized gains (losses) on investments:
Capital gain distributions	—	—	427
Net realized gains (losses)	126,923	22,112	314

Realized gains (losses)	126,923	22,112	741
Unrealized appreciation (depreciation) during the period	149,647	88,248	2,216

Net increase (decrease) in assets from operations	323,528	117,293	3,189

Changes from principal transactions:
Transfer of net premiums	49,177	37,826	850
Transfer on terminations	(123,807)	(17,893)	(220)
Transfer on policy loans	(3,697)	—	—
Net interfund transfers	3,407,654	591,684	25,083

Net increase (decrease) in assets from principal transactions	3,329,327	611,617	25,713

Total increase (decrease) in assets	3,652,855	728,910	28,902

Assets, beginning of period	728,910	—	—

Assets, end of period	$4,381,765	$728,910	$28,902

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
(t)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Blue Chip Growth Trust		Brandes International Equity Trust		Business Opportunity Value Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$72,501	$129,825	$3,161,714	$2,277,499	$187,304	$195,086

72,501	129,825	3,161,714	2,277,499	187,304	195,086

142,990	133,831	2,890	2,782	720	306

(70,489)	(4,006)	3,158,824	2,274,717	186,584	194,780

—	—	—	—	—	—
476,315	(1,977,587)	(12,679,030)	(21,921,285)	(2,659,657)	(3,027,256)

476,315	(1,977,587)	(12,679,030)	(21,921,285)	(2,659,657)	(3,027,256)
11,564,068	26,903,427	13,439,104	40,850,124	4,108,497	8,164,604

11,969,894	24,921,834	3,918,898	21,203,556	1,635,424	5,332,128

3,868,862	3,583,022	4,089,455	5,245,937	1,401,759	2,471,225
(6,454,235)	(7,103,987)	(5,044,917)	(5,740,010)	(1,648,809)	(1,762,561)
(73,332)	(69,970)	(84,664)	(369,817)	(70,275)	65,909
(675,552)	(4,101,837)	(7,644,101)	(12,270,232)	(3,606,107)	(87,951)

(3,334,257)	(7,692,772)	(8,684,227)	(13,134,122)	(3,923,432)	686,622

8,635,637	17,229,062	(4,765,329)	8,069,434	(2,288,008)	6,018,750

78,242,082	61,013,020	104,543,564	96,474,130	27,001,360	20,982,610

$86,877,719	$78,242,082	$99,778,235	$104,543,564	$24,713,352	$27,001,360

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Trust		Capital Appreciation Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$67,352	$87,814	$34,750	$28,006

Total investment income	67,352	87,814	34,750	28,006
Expenses:
Mortality and expense risk	53,418	43,372	—	—

Net investment income (loss)	13,934	44,442	34,750	28,006

Realized gains (losses) on investments:
Capital gain distributions	—	—	256,007	6,844
Net realized gains (losses)	(27,349)	(1,271,829)	(4,845)	611

Realized gains (losses)	(27,349)	(1,271,829)	251,162	7,455
Unrealized appreciation (depreciation) during the period	4,220,305	10,785,159	(69,304)	11,588

Net increase (decrease) in assets from operations	4,206,890	9,557,772	216,608	47,049

Changes from principal transactions:
Transfer of net premiums	1,554,653	1,533,621	37,548	26,399
Transfer on terminations	(1,857,049)	(1,786,041)	(46,850)	(4,549)
Transfer on policy loans	(130,795)	48,108	1,249	—
Net interfund transfers	1,013,770	4,021,079	650,554	1,448,855

Net increase (decrease) in assets from principal transactions	580,579	3,816,767	642,501	1,470,705

Total increase (decrease) in assets	4,787,469	13,374,539	859,109	1,517,754

Assets, beginning of period	34,647,751	21,273,212	1,538,182	20,428

Assets, end of period	$39,435,220	$34,647,751	$2,397,291	$1,538,182

(aj)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.
(t)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Classic Value Trust	Core Allocation Plus Trust	Core Bond Trust
Year Ended Dec. 31/09 (aj)	Year Ended Dec. 31/10 (t)	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$23,946	$776	$255,832	$198,672

23,946	776	255,832	198,672

269	—	6,061	5,150

23,677	776	249,771	193,522

—	970	88,870	—
(2,245,062)	(3)	228,118	48,312

(2,245,062)	967	316,988	48,312
2,138,334	5,087	135,294	122,318

(83,051)	6,830	702,053	364,152

13,628	5,262	69,167	178,452
(27,375)	(1,383)	(580,180)	(171,229)
—	—	(63,020)	8,921
(2,279,029)	60,503	(972,939)	5,842,210

(2,292,776)	64,382	(1,546,972)	5,858,354

(2,375,827)	71,212	(844,919)	6,222,506

2,375,827	—	10,008,651	3,786,145

—	$71,212	$9,163,732	$10,008,651

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Diversified Growth & Income Trust	Core Equity Trust
	Year Ended Dec. 31/10 (t)	Year Ended Dec. 31/09 (ak)
Income:
Dividend income distribution	$1,003	$15,079

Total investment income	1,003	15,079
Expenses:
Mortality and expense risk	—	29

Net investment income (loss)	1,003	15,050

Realized gains (losses) on investments:
Capital gain distributions	—	—
Net realized gains (losses)	39	(1,249,792)

Realized gains (losses)	39	(1,249,792)
Unrealized appreciation (depreciation) during the period	2,217	1,242,913

Net increase (decrease) in assets from operations	3,259	8,171

Changes from principal transactions:
Transfer of net premiums	—	31,080
Transfer on terminations	(788)	(37,893)
Transfer on policy loans	—	(17)
Net interfund transfers	65,417	(972,360)

Net increase (decrease) in assets from principal transactions	64,629	(979,190)

Total increase (decrease) in assets	67,888	(971,019)

Assets, beginning of period	—	971,019

Assets, end of period	$67,888	—

(t)	Fund available in prior year but no activity.
(ak)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.
(au)	Renamed on May 4, 2009. Previously known as Index Allocation Trust; available in prior year but no activity.
(ax)	Terminated as an investment option and funds transferred to Money Market Trust B on December 29, 2009.

See accompanying notes.

Sub-Account
Core Strategy Trust		CSI Equity Trust	Disciplined Diversification Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/09 (ax)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)

$15,902	$457	—	$13,290	$26,497

15,902	457	—	13,290	26,497

—	—	—	—	—

15,902	457	—	13,290	26,497

—	—	—	—	9,076
143	1,223	(67,324)	63,975	24

143	1,223	(67,324)	63,975	9,100
(794)	1,265	40,294	101,617	(27,854)

15,251	2,945	(27,030)	178,882	7,743

—	1,959	3,256	7,635	4,151
(1,070)	(89)	(104,478)	(20,726)	(2,364)
—	—	—	32,678	—
683,505	20,662	(22,851)	(702,268)	1,357,141

682,435	22,532	(124,073)	(682,681)	1,358,928

697,686	25,477	(151,103)	(503,799)	1,366,671

25,477	—	151,103	1,366,671	—

$723,163	$25,477	—	$862,872	$1,366,671

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Markets Value Trust		Emerging Small Company Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (al)
Income:
Dividend income distribution	$375,107	$13,217	—

Total investment income	375,107	13,217	—
Expenses:
Mortality and expense risk	9,825	2,271	110

Net investment income (loss)	365,282	10,946	(110)

Realized gains (losses) on investments:
Capital gain distributions	562,418	10,613	—
Net realized gains (losses)	1,754,073	(1,095,267)	(41,506)

Realized gains (losses)	2,316,491	(1,084,654)	(41,506)
Unrealized appreciation (depreciation) during the period	2,391,446	6,594,555	119,480

Net increase (decrease) in assets from operations	5,073,219	5,520,847	77,864

Changes from principal transactions:
Transfer of net premiums	812,082	535,646	48,656
Transfer on terminations	(1,089,805)	(313,098)	(14,410)
Transfer on policy loans	(82,938)	(1,264)	(120)
Net interfund transfers	14,189,974	3,731,194	(364,525)

Net increase (decrease) in assets from principal transactions	13,829,313	3,952,478	(330,399)

Total increase (decrease) in assets	18,902,532	9,473,325	(252,535)

Assets, beginning of period	15,110,354	5,637,029	252,535

Assets, end of period	$34,012,886	$15,110,354	—

(al)	Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.

See accompanying notes.

Sub-Account
Equity-Income Trust		Financial Services Trust		Franklin Templeton Founding Allocation Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$2,354,679	$2,351,881	$8,104	$17,325	$41,905	$52,887

2,354,679	2,351,881	8,104	17,325	41,905	52,887

164,880	139,866	1,793	1,975	—	—

2,189,799	2,212,015	6,311	15,350	41,905	52,887

—	—	—	—	—	—
(9,616,554)	(16,857,418)	(431,341)	(189,883)	51,756	(799)

(9,616,554)	(16,857,418)	(431,341)	(189,883)	51,756	(799)
25,369,218	39,248,769	719,475	895,519	68,552	8,973

17,942,463	24,603,366	294,445	720,986	162,213	61,061

4,566,357	5,411,463	89,766	107,391	22,697	21,643
(8,952,769)	(7,646,287)	(71,035)	(180,776)	(49,587)	(5,474)
(600,839)	(669,980)	(22,633)	4,940	—	—
(5,728,281)	(8,116,238)	(576,069)	608,493	(465,608)	1,383,852

(10,715,532)	(11,021,042)	(579,971)	540,048	(492,498)	1,400,021

7,226,931	13,582,324	(285,526)	1,261,034	(330,285)	1,461,082

122,773,514	109,191,190	2,667,055	1,406,021	1,469,351	8,269

$130,000,445	$122,773,514	$2,381,529	$2,667,055	$1,139,066	$1,469,351

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Frontier Capital Appreciation Trust		Fundamental Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$107,283	$19,328	$70,967	$51,859

Total investment income	107,283	19,328	70,967	51,859
Expenses:
Mortality and expense risk	1,555	1,425	4,605	4,261

Net investment income (loss)	105,728	17,903	66,362	47,598

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(1,024,261)	(9,058,639)	(208,484)	(806,907)

Realized gains (losses)	(1,024,261)	(9,058,639)	(208,484)	(806,907)
Unrealized appreciation (depreciation) during the period	12,483,826	26,597,627	910,510	2,259,785

Net increase (decrease) in assets from operations	11,565,293	17,556,891	768,388	1,500,476

Changes from principal transactions:
Transfer of net premiums	1,787,369	2,474,289	280,568	390,171
Transfer on terminations	(3,596,560)	(2,781,426)	(396,962)	(514,653)
Transfer on policy loans	(59,437)	(343,952)	(72,623)	(2,603)
Net interfund transfers	(4,319,347)	(6,326,247)	(401,667)	694,918

Net increase (decrease) in assets from principal transactions	(6,187,975)	(6,977,336)	(590,684)	567,833

Total increase (decrease) in assets	5,377,318	10,579,555	177,704	2,068,309

Assets, beginning of period	50,796,916	40,217,361	6,226,541	4,158,232

Assets, end of period	$56,174,234	$50,796,916	$6,404,245	$6,226,541

(am)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 16, 2009.
(an)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.

See accompanying notes.

Sub-Account
Global Allocation Trust	Global Bond Trust		Global Real Estate Trust
Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (an)

$1,649	$1,330,934	$3,773,272	$267,172

1,649	1,330,934	3,773,272	267,172

427	33,245	30,960	—

1,222	1,297,689	3,742,312	267,172

—	—	4,154,386	—
(3,329,040)	(1,171,408)	(2,282,835)	(227,064)

(3,329,040)	(1,171,408)	1,871,551	(227,064)
6,133,843	3,463,266	(1,771,784)	1,124

2,806,025	3,589,547	3,842,079	41,232

211,568	1,127,349	1,349,082	13,845
(324,160)	(3,936,359)	(2,209,069)	(5,753)
—	166,390	(24,630)	—
(12,769,815)	850,119	(20,258)	(302,939)

(12,882,407)	(1,792,501)	(904,875)	(294,847)

(10,076,382)	1,797,046	2,937,204	(253,615)

10,076,382	35,797,421	32,860,217	253,615

—	$37,594,467	$35,797,421	—

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Trust		Health Sciences Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$72,390	$22,634	—	—

Total investment income	72,390	22,634	—	—
Expenses:
Mortality and expense risk	604	344	8,827	7,278

Net investment income (loss)	71,786	22,290	(8,827)	(7,278)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	58,936
Net realized gains (losses)	(58,966)	(126,092)	(92,335)	(448,042)

Realized gains (losses)	(58,966)	(126,092)	(92,335)	(389,106)
Unrealized appreciation (depreciation) during the period	358,320	531,764	1,246,340	1,750,485

Net increase (decrease) in assets from operations	371,140	427,962	1,145,178	1,354,101

Changes from principal transactions:
Transfer of net premiums	491,302	509,775	224,550	242,263
Transfer on terminations	(154,709)	(55,701)	(434,371)	(396,284)
Transfer on policy loans	—	1,804	(19,365)	(2,901)
Net interfund transfers	2,549,324	(540,670)	402,849	1,985,578

Net increase (decrease) in assets from principal transactions	2,885,917	(84,792)	173,663	1,828,656

Total increase (decrease) in assets	3,257,057	343,170	1,318,841	3,182,757

Assets, beginning of period	1,536,338	1,193,168	7,593,836	4,411,079

Assets, end of period	$4,793,395	$1,536,338	$8,912,677	$7,593,836

(ao)	Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.

See accompanying notes.

Sub-Account
High Yield Trust		Income & Value Trust	International Core Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$9,992,714	$2,236,814	$1,800	$172,901	$243,339

9,992,714	2,236,814	1,800	172,901	243,339

20,675	17,271	265	1,796	1,657

9,972,039	2,219,543	1,535	171,105	241,682

—	—	—	—	303,930
920,588	(1,831,371)	(309,363)	(105,398)	(2,149,621)

920,588	(1,831,371)	(309,363)	(105,398)	(1,845,691)
(8,423,627)	7,597,485	297,055	644,385	3,604,795

2,469,000	7,985,657	(10,773)	710,092	2,000,786

843,843	612,208	44,605	100,363	746,734
(4,022,389)	(1,140,336)	(7,979)	(276,965)	(2,171,698)
907,054	(24,863)	—	(91)	14,704
5,439,783	3,736,450	(596,112)	(1,472,316)	1,058,413

3,168,291	3,183,459	(559,486)	(1,649,009)	(351,847)

5,637,291	11,169,116	(570,259)	(938,917)	1,648,939

21,988,861	10,819,745	570,259	10,500,194	8,851,255

$27,626,152	$21,988,861	—	$9,561,277	$10,500,194

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Equity Index Trust A	International Equity Index Trust B
	Year Ended Dec. 31/10 (a)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$102,940	$2,958,849	$3,925,592

Total investment income	102,940	2,958,849	3,925,592
Expenses:
Mortality and expense risk	3,040	102,543	91,870

Net investment income (loss)	99,900	2,856,306	3,833,722

Realized gains (losses) on investments:
Capital gain distributions	965,622	—	1,947,145
Net realized gains (losses)	(559,892)	(3,190,759)	(14,306,717)

Realized gains (losses)	405,730	(3,190,759)	(12,359,572)
Unrealized appreciation (depreciation) during the period	(84,967)	13,159,994	43,082,544

Net increase (decrease) in assets from operations	420,663	12,825,541	34,556,694

Changes from principal transactions:
Transfer of net premiums	128,573	2,288,055	2,744,152
Transfer on terminations	(171,299)	(5,329,572)	(4,779,443)
Transfer on policy loans	2,235	(159,279)	(191,246)
Net interfund transfers	4,928,934	(4,837,736)	(14,629,684)

Net increase (decrease) in assets from principal transactions	4,888,443	(8,038,532)	(16,856,221)

Total increase (decrease) in assets	5,309,106	4,787,009	17,700,473

Assets, beginning of period	—	120,139,829	102,439,356

Assets, end of period	$5,309,106	$124,926,838	$120,139,829

(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.
(ap)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.
(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

See accompanying notes.

Sub-Account
International Opportunities Trust		International Small Cap Trust	International Small Company Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)

$156,418	$95,090	$141,668	$244,321	$50,329

156,418	95,090	141,668	244,321	50,329

5,881	5,257	4,866	5,264	1,188

150,537	89,833	136,802	239,057	49,141

—	—	1,253,179	—	—
(942,941)	(3,799,729)	(4,891,839)	21,327	(50,626)

(942,941)	(3,799,729)	(3,638,660)	21,327	(50,626)
2,253,212	6,357,460	5,956,918	1,463,809	(144,162)

1,460,808	2,647,564	2,455,060	1,724,193	(145,647)

484,470	716,396	291,284	533,133	334,069
(519,112)	(1,471,346)	(377,026)	(518,654)	(44,476)
(48,989)	11,534	(124,123)	(74,419)	—
(74,897)	(604,050)	(7,065,398)	1,924,923	6,473,206

(158,528)	(1,347,466)	(7,275,263)	1,864,983	6,762,799

1,302,280	1,300,098	(4,820,203)	3,589,176	6,617,152

10,153,528	8,853,430	4,820,203	6,617,152	—

$11,455,808	$10,153,528	—	$10,206,328	$6,617,152

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Value Trust		Investment Quality Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$1,094,603	$196,315	$493,271	$422,828

Total investment income	1,094,603	196,315	493,271	422,828
Expenses:
Mortality and expense risk	60,762	12,972	12,145	5,046

Net investment income (loss)	1,033,841	183,343	481,126	417,782

Realized gains (losses) on investments:
Capital gain distributions	—	332,107	—	—
Net realized gains (losses)	(1,787,165)	(992,703)	202,005	1,078

Realized gains (losses)	(1,787,165)	(660,596)	202,005	1,078
Unrealized appreciation (depreciation) during the period	5,117,763	2,767,562	(13,647)	670,331

Net increase (decrease) in assets from operations	4,364,439	2,290,309	669,484	1,089,191

Changes from principal transactions:
Transfer of net premiums	1,941,685	519,953	273,493	258,608
Transfer on terminations	(2,617,959)	(557,523)	(577,262)	(387,242)
Transfer on policy loans	(101,686)	(955)	190,846	(520)
Net interfund transfers	43,649,746	807,377	117,895	2,654,572

Net increase (decrease) in assets from principal transactions	42,871,786	768,852	4,972	2,525,418

Total increase (decrease) in assets	47,236,225	3,059,161	674,456	3,614,609

Assets, beginning of period	9,642,009	6,582,848	8,882,789	5,268,180

Assets, end of period	$56,878,234	$9,642,009	$9,557,245	$8,882,789

(aw)	Renamed on November 16, 2009. Previously known as Turner Core Growth Trust.

See accompanying notes.

Sub-Account
Large Cap Growth Trust		Large Cap Trust		Large Cap Value Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$139,691	$217,064	$17,119	$12,736	$171,354	$186,605

139,691	217,064	17,119	12,736	171,354	186,605

2,057	1,484	1,426	1,440	8,420	8,170

137,634	215,580	15,693	11,296	162,934	178,435

—	—	—	—	—	—
(3,905,203)	(7,256,202)	41,313	(158,815)	(802,241)	(2,539,417)

(3,905,203)	(7,256,202)	41,313	(158,815)	(802,241)	(2,539,417)
11,231,623	17,526,448	144,718	339,685	1,993,092	3,771,584

7,464,054	10,485,826	201,724	192,166	1,353,785	1,410,602

1,755,454	2,287,275	82,734	98,441	775,101	786,272
(2,567,289)	(2,403,268)	(155,719)	(174,098)	(1,327,405)	(529,651)
(240,731)	(619,011)	—	—	(140,236)	(2,364)
(3,331,774)	(5,822,220)	976,610	20,812	1,340,521	672,146

(4,384,340)	(6,557,224)	903,625	(54,845)	647,981	926,403

3,079,714	3,928,602	1,105,349	137,321	2,001,766	2,337,005

37,194,014	33,265,412	724,413	587,092	12,164,005	9,827,000

$40,273,728	$37,194,014	$1,829,762	$724,413	$14,165,771	$12,164,005

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Aggressive Trust		Lifestyle Balanced Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$136,440	$65,707	$1,968,911	$3,138,022

Total investment income	136,440	65,707	1,968,911	3,138,022
Expenses:
Mortality and expense risk	9,492	9,236	152,351	135,311

Net investment income (loss)	126,948	56,471	1,816,560	3,002,711

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	46,956
Net realized gains (losses)	(658,451)	(957,203)	1,543,670	(4,028,250)

Realized gains (losses)	(658,451)	(957,203)	1,543,670	(3,981,294)
Unrealized appreciation (depreciation) during the period	1,603,072	2,739,756	4,742,421	17,124,526

Net increase (decrease) in assets from operations	1,071,569	1,839,024	8,102,651	16,145,943

Changes from principal transactions:
Transfer of net premiums	811,522	708,562	4,734,128	4,772,617
Transfer on terminations	(573,745)	(406,508)	(12,028,699)	(6,110,094)
Transfer on policy loans	(5,995)	44	(47,682)	(530,961)
Net interfund transfers	(871,844)	60,793	(7,482,148)	13,082,740

Net increase (decrease) in assets from principal transactions	(640,062)	362,891	(14,824,401)	11,214,302

Total increase (decrease) in assets	431,507	2,201,915	(6,721,750)	27,360,245

Assets, beginning of period	7,090,226	4,888,311	80,535,265	53,175,020

Assets, end of period	$7,521,733	$7,090,226	$73,813,515	$80,535,265

See accompanying notes.

Sub-Account
Lifestyle Conservative Trust		Lifestyle Growth Trust		Lifestyle Moderate Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$129,976	$199,992	$1,040,308	$1,320,630	$79,805	$82,479

129,976	199,992	1,040,308	1,320,630	79,805	82,479

794	198	75,181	61,993	2,536	1,095

129,182	199,794	965,127	1,258,637	77,269	81,384

—	8,494	—	—	—	—
28,194	(88,603)	(1,792,459)	(2,555,148)	(11,468)	(63,950)

28,194	(80,109)	(1,792,459)	(2,555,148)	(11,468)	(63,950)
290,068	587,175	6,258,355	12,497,350	194,164	289,326

447,444	706,860	5,431,023	11,200,839	259,965	306,760

466,461	436,450	3,703,628	3,489,122	219,485	158,800
(573,721)	(433,452)	(2,015,253)	(4,036,686)	(212,114)	(89,306)
(59)	(9,284)	67,471	(179,230)	(39,436)	12,073
579,903	388,178	(6,959,661)	1,096,294	911,369	499,572

472,584	381,892	(5,203,815)	369,500	879,304	581,139

920,028	1,088,752	227,208	11,570,339	1,139,269	887,899

3,958,766	2,870,014	44,742,407	33,172,068	1,921,972	1,034,073

$4,878,794	$3,958,766	$44,969,615	$44,742,407	$3,061,241	$1,921,972

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Index Trust		Mid Cap Intersection Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (aq)
Income:
Dividend income distribution	$195,395	$152,295	$210

Total investment income	195,395	152,295	210
Expenses:
Mortality and expense risk	7,554	6,204	124

Net investment income (loss)	187,841	146,091	86

Realized gains (losses) on investments:
Capital gain distributions	—	194,213	—
Net realized gains (losses)	(605,600)	(1,999,969)	282,576

Realized gains (losses)	(605,600)	(1,805,756)	282,576
Unrealized appreciation (depreciation) during the period	3,979,034	5,853,891	14,983

Net increase (decrease) in assets from operations	3,561,275	4,194,226	297,645

Changes from principal transactions:
Transfer of net premiums	932,233	872,999	9,493
Transfer on terminations	(1,583,801)	(1,521,129)	(65,486)
Transfer on policy loans	29,293	45,590	(173)
Net interfund transfers	462,723	1,109,229	(263,465)

Net increase (decrease) in assets from principal transactions	(159,552)	506,689	(319,631)

Total increase (decrease) in assets	3,401,723	4,700,915	(21,986)

Assets, beginning of period	16,600,576	11,899,661	21,986

Assets, end of period	$20,002,299	$16,600,576	—

(aq)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.
(ar)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.

See accompanying notes.

Sub-Account
Mid Cap Stock Trust		Mid Cap Value Trust	Mid Value Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$27	—	$60,443	$795,930	$215,076

27	—	60,443	795,930	215,076

48,409	44,474	1,516	44,498	33,735

(48,382)	(44,474)	58,927	751,432	181,341

—	—	—	142,586	—
(723,396)	(7,279,831)	(3,790,291)	(827,707)	(5,388,186)

(723,396)	(7,279,831)	(3,790,291)	(685,121)	(5,388,186)
7,686,406	15,509,731	3,941,882	5,737,526	17,538,321

6,914,628	8,185,426	210,518	5,803,837	12,331,476

1,104,841	1,469,236	137,628	1,045,952	1,420,426
(2,926,486)	(2,806,356)	(81,158)	(3,505,229)	(2,159,855)
(23,329)	(369,527)	7,776	(180,262)	(81,217)
(3,807,002)	(2,219,054)	(5,121,314)	(2,261,040)	923,487

(5,651,976)	(3,925,701)	(5,057,068)	(4,900,579)	102,841

1,262,652	4,259,725	(4,846,550)	903,258	12,434,317

34,765,547	30,505,822	4,846,550	38,649,834	26,215,517

$36,028,199	$34,765,547	—	$39,553,092	$38,649,834

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Money Market Trust B		Natural Resources Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$80,470	$1,653,799	$172,481	$222,785

Total investment income	80,470	1,653,799	172,481	222,785
Expenses:
Mortality and expense risk	119,575	923,641	18,300	16,098

Net investment income (loss)	(39,105)	730,158	154,181	206,687

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	5,970,651
Net realized gains (losses)	—	—	(829,770)	(15,023,775)

Realized gains (losses)	—	—	(829,770)	(9,053,124)
Unrealized appreciation (depreciation) during the period	—	—	3,807,099	17,317,512

Net increase (decrease) in assets from operations	(39,105)	730,158	3,131,510	8,471,075

Changes from principal transactions:
Transfer of net premiums	18,572,442	30,102,974	1,031,598	1,059,355
Transfer on terminations	(45,946,163)	(84,843,596)	(1,865,797)	(2,274,252)
Transfer on policy loans	(2,040,308)	(5,694,372)	(1,501)	235,615
Net interfund transfers	31,291,668	(143,533,513)	(661,505)	3,892,748

Net increase (decrease) in assets from principal transactions	1,877,639	(203,968,507)	(1,497,205)	2,913,466

Total increase (decrease) in assets	1,838,534	(203,238,349)	1,634,305	11,384,541

Assets, beginning of period	154,283,738	357,522,087	26,305,357	14,920,816

Assets, end of period	$156,122,272	$154,283,738	$27,939,662	$26,305,357

(d)	Terminated as an investment option and funds transferred to International Value Trust on May 3, 2010.

See accompanying notes.

Sub-Account
Optimized All Cap Trust		Optimized Value Trust		Overseas Equity Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (d)	Year Ended Dec. 31/09

$580,701	$628,649	$19,919	$26,238	$266,852	$806,661

580,701	628,649	19,919	26,238	266,852	806,661

139,185	128,107	28	37	23,769	64,470

441,516	500,542	19,891	26,201	243,083	742,191

—	—	—	—	—	—
(2,186,454)	(5,177,714)	(307,064)	(224,445)	(9,123,689)	(3,812,153)

(2,186,454)	(5,177,714)	(307,064)	(224,445)	(9,123,689)	(3,812,153)
10,431,586	16,018,175	427,166	476,746	8,476,380	13,185,461

8,686,648	11,341,003	139,993	278,502	(404,226)	10,115,499

2,952,479	3,027,267	36,698	65,674	314,601	1,333,717
(4,913,596)	(5,290,138)	(115,615)	(56,119)	(743,846)	(2,934,240)
285,018	(192,393)	(2,889)	10,904	4,938	(290,883)
(3,589,590)	(3,702,558)	(369,131)	(172,051)	(42,613,442)	(1,498,329)

(5,265,689)	(6,157,822)	(450,937)	(151,592)	(43,037,749)	(3,389,735)

3,420,959	5,183,181	(310,944)	126,910	(43,441,975)	6,725,764

49,112,482	43,929,301	1,323,423	1,196,513	43,441,975	36,716,211

$52,533,441	$49,112,482	$1,012,479	$1,323,423	—	$43,441,975

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Pacific Rim Trust		Real Estate Securities Trust
	Year Ended Dec. 31/10 (e)	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$16,783	$40,941	$872,749	$1,130,764

Total investment income	16,783	40,941	872,749	1,130,764
Expenses:
Mortality and expense risk	1,543	7,579	32,848	24,166

Net investment income (loss)	15,240	33,362	839,901	1,106,598

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(238,443)	(671,293)	(4,800,824)	(19,581,076)

Realized gains (losses)	(238,443)	(671,293)	(4,800,824)	(19,581,076)
Unrealized appreciation (depreciation) during the period	290,207	1,868,763	15,161,948	27,628,718

Net increase (decrease) in assets from operations	67,004	1,230,832	11,201,025	9,154,240

Changes from principal transactions:
Transfer of net premiums	36,160	181,486	1,537,509	1,886,264
Transfer on terminations	(43,707)	(360,119)	(4,167,273)	(2,148,638)
Transfer on policy loans	—	(34)	(152,024)	(46,239)
Net interfund transfers	(3,689,041)	(827,303)	1,346,881	(3,784,479)

Net increase (decrease) in assets from principal transactions	(3,696,588)	(1,005,970)	(1,434,907)	(4,093,092)

Total increase (decrease) in assets	(3,629,584)	224,862	9,766,118	5,061,148

Assets, beginning of period	3,629,584	3,404,722	40,631,067	35,569,919

Assets, end of period	—	$3,629,584	$50,397,185	$40,631,067

(e)	Terminated as an investment option and funds transferred to International Equity Index A Trust on May 3, 2010.
(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

See accompanying notes.

Sub-Account
Real Return Bond Trust		Science & Technology Trust		Short Term Government Income Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (a)

$1,506,645	$869,200	$3	—	$443,071

1,506,645	869,200	3	—	443,071

6,906	2,333	5,976	5,248	25,715

1,499,739	866,867	(5,973)	(5,248)	417,356

—	491,445	—	—	6,063
(20,587)	(729,487)	247,237	263,194	56,648

(20,587)	(238,042)	247,237	263,194	62,711
(321,538)	943,309	678,275	906,362	(39,996)

1,157,614	1,572,134	919,539	1,164,308	440,071

756,863	685,770	111,514	118,010	322,017
(1,728,919)	(571,956)	(237,482)	(122,257)	(2,158,329)
(2,874)	14,458	(28,307)	425	(55,977)
945,903	1,258,220	1,698,055	779,057	30,221,981

(29,027)	1,386,492	1,543,780	775,235	28,329,692

1,128,587	2,958,626	2,463,319	1,939,543	28,769,763

11,643,315	8,684,689	2,668,811	729,268	—

$12,771,902	$11,643,315	$5,132,130	$2,668,811	$28,769,763

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Short-Term Bond Trust		Small Cap Growth Trust
	Year Ended Dec. 31/10 (f)	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$482,902	$1,374,477	—	—

Total investment income	482,902	1,374,477	—	—
Expenses:
Mortality and expense risk	11,884	32,266	84,179	72,015

Net investment income (loss)	471,018	1,342,211	(84,179)	(72,015)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(1,918,001)	(2,988,382)	(147,762)	(3,355,402)

Realized gains (losses)	(1,918,001)	(2,988,382)	(147,762)	(3,355,402)
Unrealized appreciation (depreciation) during the period	2,517,790	6,172,809	8,958,979	14,372,180

Net increase (decrease) in assets from operations	1,070,807	4,526,638	8,727,038	10,944,763

Changes from principal transactions:
Transfer of net premiums	225,520	1,110,616	1,589,948	1,918,132
Transfer on terminations	(482,852)	(2,082,400)	(3,334,038)	(2,397,970)
Transfer on policy loans	(6,236)	(20,272)	(62,532)	(156,699)
Net interfund transfers	(27,246,700)	(1,549,488)	(2,647,201)	(2,765,790)

Net increase (decrease) in assets from principal transactions	(27,510,268)	(2,541,544)	(4,453,823)	(3,402,327)

Total increase (decrease) in assets	(26,439,461)	1,985,094	4,273,215	7,542,436

Assets, beginning of period	26,439,461	24,454,367	42,830,481	35,288,045

Assets, end of period	—	$26,439,461	$47,103,696	$42,830,481

(f)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

See accompanying notes.

Sub-Account
Small Cap Index Trust		Small Cap Opportunities Trust		Small Cap Value Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$83,487	$104,339	—	—	$285,547	$408,407

83,487	104,339	—	—	285,547	408,407

6,447	5,562	2,031	1,012	43,708	34,864

77,040	98,777	(2,031)	(1,012)	241,839	373,543

—	368,198	—	—	—	—
(245,475)	(2,422,011)	407,634	(108,348)	(494,731)	(10,772,718)

(245,475)	(2,053,813)	407,634	(108,348)	(494,731)	(10,772,718)
3,743,170	4,750,589	1,153,265	1,311,810	16,523,449	25,597,928

3,574,735	2,795,553	1,558,868	1,202,450	16,270,557	15,198,753

597,174	492,694	285,025	157,372	1,786,007	2,276,869
(588,441)	(411,385)	(601,212)	(218,895)	(3,826,128)	(3,357,883)
(30,213)	6,273	146,494	73,988	(114,624)	(353,894)
(399,054)	(1,633,312)	3,796,889	4,273,165	(4,098,948)	(7,061,565)

(420,534)	(1,545,730)	3,627,196	4,285,630	(6,253,693)	(8,496,473)

3,154,201	1,249,823	5,186,064	5,488,080	10,016,864	6,702,280

13,420,472	12,170,649	6,320,549	832,469	66,940,837	60,238,557

$16,574,673	$13,420,472	$11,506,613	$6,320,549	$76,957,701	$66,940,837

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Company Trust	Small Company Value Trust
	Year Ended Dec. 31/09 (as)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$1,245	$68,699	$16,367

Total investment income	1,245	68,699	16,367
Expenses:
Mortality and expense risk	31	4,426	2,553

Net investment income (loss)	1,214	64,273	13,814

Realized gains (losses) on investments:
Capital gain distributions	—	—	422,887
Net realized gains (losses)	(381,645)	171,742	(826,210)

Realized gains (losses)	(381,645)	171,742	(403,323)
Unrealized appreciation (depreciation) during the period	372,441	818,313	1,508,058

Net increase (decrease) in assets from operations	(7,990)	1,054,328	1,118,549

Changes from principal transactions:
Transfer of net premiums	10,494	195,387	225,891
Transfer on terminations	(7,702)	(576,597)	(452,643)
Transfer on policy loans	93	(38,321)	(91,356)
Net interfund transfers	(448,147)	(896,471)	1,991,198

Net increase (decrease) in assets from principal transactions	(445,262)	(1,316,002)	1,673,090

Total increase (decrease) in assets	(453,252)	(261,674)	2,791,639

Assets, beginning of period	453,252	5,770,871	2,979,232

Assets, end of period	—	$5,509,197	$5,770,871

(as)	Terminated as an investment option and funds transferred to Small Company Value Trust on May 4, 2009.
(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.
(g)	Terminated as an investment option and funds transferred to Strategic Income Opportunities Trust on November 8, 2010.
(b)	Renamed on May 3, 2010. Previously known as Strategic Income Trust.

See accompanying notes.

Sub-Account
Smaller Company Growth Trust		Strategic Bond Trust		Strategic Income Opportunities Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)	Year Ended Dec. 31/10 (g)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/09

—	—	$309,339	$254,207	$654,015	$76,007

—	—	309,339	254,207	654,015	76,007

344	25	2,011	2,126	2,559	1,204

(344)	(25)	307,328	252,081	651,456	74,803

9,598	—	—	—	—	—
37,908	(2,183)	(64,697)	124,806	59,429	(14,724)

47,506	(2,183)	(64,697)	124,806	59,429	(14,724)
134,337	18,441	116,140	413,302	(282,206)	138,066

181,499	16,233	358,771	790,189	428,679	198,145

24,755	7,932	309,520	376,372	135,154	31,195
(42,118)	(1,142)	(1,347,835)	(120,110)	(179,448)	(31,935)
(25,044)	1,331	50,747	(142,110)	66,961	—
1,429,158	361,485	(2,617,568)	(340,823)	5,860,577	627,968

1,386,751	369,606	(3,605,136)	(226,671)	5,883,244	627,228

1,568,250	385,839	(3,246,365)	563,518	6,311,923	825,373

385,839	—	3,246,365	2,682,847	1,488,720	663,347

$1,954,089	$385,839	—	$3,246,365	$7,800,643	$1,488,720

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Bond Market Trust B		Total Return Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$1,993,254	$2,209,795	$2,854,681	$3,845,455

Total investment income	1,993,254	2,209,795	2,854,681	3,845,455
Expenses:
Mortality and expense risk	40,836	37,515	27,501	14,743

Net investment income (loss)	1,952,418	2,172,280	2,827,180	3,830,712

Realized gains (losses) on investments:
Capital gain distributions	—	—	1,996,850	4,044,049
Net realized gains (losses)	379,911	42,693	2,308,113	233,839

Realized gains (losses)	379,911	42,693	4,304,963	4,277,888
Unrealized appreciation (depreciation) during the period	523,827	463,132	1,171,789	3,723,273

Net increase (decrease) in assets from operations	2,856,156	2,678,105	8,303,932	11,831,873

Changes from principal transactions:
Transfer of net premiums	1,089,278	1,183,301	3,249,414	3,286,271
Transfer on terminations	(2,258,908)	(3,578,668)	(10,653,475)	(9,641,661)
Transfer on policy loans	(181,555)	(577,035)	(553,168)	(212,121)
Net interfund transfers	(443,424)	(139,051)	16,409,313	18,524,576

Net increase (decrease) in assets from principal transactions	(1,794,609)	(3,111,453)	8,452,084	11,957,065

Total increase (decrease) in assets	1,061,547	(433,348)	16,756,016	23,788,938

Assets, beginning of period	43,934,649	44,367,997	100,285,327	76,496,389

Assets, end of period	$44,996,196	$43,934,649	$117,041,343	$100,285,327

(ay) Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

(az) Terminated as an investment option and funds transferred to High Yield Trust on November 8, 2010.

See accompanying notes.

Sub-Account
Total Stock Market Index Trust		U.S. Government Securities Trust		U.S. High Yield Bond Trust
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (ay)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (az)	Year Ended Dec. 31/09

$276,861	$296,443	$22,110	$54,234	$3,194,529	$1,703,787

276,861	296,443	22,110	54,234	3,194,529	1,703,787

20,250	19,536	473	2,362	2,595	4,706

256,611	276,907	21,637	51,872	3,191,934	1,699,081

—	—	71,797	38,964	2,640,669	—
(213,081)	(2,168,185)	(58,589)	(42,333)	(4,153,460)	1,857,086

(213,081)	(2,168,185)	13,208	(3,369)	(1,512,791)	1,857,086
3,131,180	7,049,396	11,799	78,019	(639,721)	3,809,749

3,174,710	5,158,118	46,644	126,522	1,039,422	7,365,916

535,952	1,032,314	42,325	91,298	192,367	514,063
(1,065,914)	(1,522,559)	(39,041)	(782,742)	(980,311)	(2,260,666)
13,659	2,762	—	—	(10,331)	(1,520,885)
(1,686,537)	(1,908,550)	(1,978,383)	1,192,058	(19,517,719)	2,939,518

(2,202,840)	(2,396,033)	(1,975,099)	500,614	(20,315,994)	(327,970)

971,870	2,762,085	(1,928,455)	627,136	(19,276,572)	7,037,946

20,572,232	17,810,147	1,928,455	1,301,319	19,276,572	12,238,626

$21,544,102	$20,572,232	—	$1,928,455	—	$19,276,572

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Large Cap Trust	Utilities Trust
	Year Ended Dec. 31/09 (at)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$16,169	$389,221	$501,464

Total investment income	16,169	389,221	501,464
Expenses:
Mortality and expense risk	313	8,466	5,630

Net investment income (loss)	15,856	380,755	495,834

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	(3,090,339)	(1,991,242)	(1,304,886)

Realized gains (losses)	(3,090,339)	(1,991,242)	(1,304,886)
Unrealized appreciation (depreciation) during the period	2,851,647	3,690,124	3,750,523

Net increase (decrease) in assets from operations	(222,836)	2,079,637	2,941,471

Changes from principal transactions:
Transfer of net premiums	18,108	311,328	181,264
Transfer on terminations	(34,933)	(916,517)	(2,209,835)
Transfer on policy loans	3,806	(57,914)	(3,339)
Net interfund transfers	(4,223,367)	1,367,814	3,919,530

Net increase (decrease) in assets from principal transactions	(4,236,386)	704,711	1,887,620

Total increase (decrease) in assets	(4,459,222)	2,784,348	4,829,091

Assets, beginning of period	4,459,222	14,518,141	9,689,050

Assets, end of period	—	$17,302,489	$14,518,141

(at)	Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.

See accompanying notes.

Sub-Account
Value Trust		Total
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$97,452	$122,995	$54,013,160	$49,928,084

97,452	122,995	54,013,160	49,928,084

3,886	3,135	1,983,118	2,558,166

93,566	119,860	52,030,042	47,369,918

—	—	6,745,029	28,448,753
(384,300)	(1,369,131)	(68,710,271)	(238,953,008)

(384,300)	(1,369,131)	(61,965,242)	(210,504,255)
2,026,385	3,653,900	282,124,250	623,629,300

1,735,651	2,404,629	272,189,050	460,494,963

687,683	738,759	92,724,668	113,761,060
(564,036)	(595,998)	(191,921,195)	(228,118,556)
81,183	30,764	(5,046,032)	(12,823,877)
(3,637,735)	3,907,235	(21,417,996)	(166,633,911)

(3,432,905)	4,080,760	(125,660,555)	(293,815,284)

(1,697,254)	6,485,389	146,528,495	166,679,679

11,787,482	5,302,093	$2,171,325,496	2,004,645,817

$10,090,228	$11,787,482	$2,317,853,991	$2,171,325,496

John Hancock Variable Life Account S

Notes to Financial Statements

December 31, 2010

1.	Organization

John Hancock Variable Life Account S (the “Account”) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) (the “Company” or “JHUSA”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 69 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 5 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2010. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the “Contracts”) issued by the Company.

The Company is a stock life Insurance Company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life Insurance Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As a result of portfolio changes, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Strategic Income Trust	Strategic Income Opportunities Trust	May 3, 2010

The following sub-accounts of the Account were commenced as investment options:

New Funds	Effective Date
American Global Growth Trust	November 8, 2010
American Global Small Capitalization Trust	November 8, 2010
American High-Income Bond Trust	November 8, 2010
International Equity Index Trust A	May 3, 2010
Short Term Government Income Trust	May 3, 2010
Ultra Short Term Bond Trust	November 8, 2010

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Fund Transferred To	Effective Date
All Cap Growth Trust	Capital Appreciation Trust	May 3, 2010
Overseas Equity Trust	International Value Trust	May 3, 2010
Pacific Rim Trust	International Equity Index Trust A	May 3, 2010
Short Term Bond Trust	Short Term Government Income Trust	May 3, 2010
Strategic Bond Trust	Strategic Income Opportunities Trust	November 8, 2010
U.S. Government Securities Trust	Short Term Government Income Trust	May 3, 2010
U.S. High Yield Bond Trust	High Yield Trust	November 8, 2010

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

FAS 157 - Fair Value Measurements, which was adopted effective January 1, 2008, is now incorporated into ASC 820 - Fair Value Measurement and Disclosure (“ASC 820”). This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

• Level 3 – Fair value measurements using significant non-market observable inputs.

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy level, as of December 31, 2010.

Mutual Funds
Level 1	$2,317,853,991
Level 2	—
Level 3	—

$2,317,853,991

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0% and 0.625% of the average net value of the Account’s assets for the assumption of mortality and expense risks.

4.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2010, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.

5.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

6.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2010 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B	$20,429,551	$54,932,919
Active Bond Trust	9,786,681	7,239,060
All Cap Core Trust	175,139	94,202
All Cap Growth Trust	26,150	748,296
All Cap Value Trust	1,761,920	2,496,935
Alpha Opportunities Trust	30,161	289
American Asset Allocation Trust	785,416	291,478
American Blue Chip Income and Growth Trust	337,066	401,322
American Bond Trust	738,373	2,377,874
American Fundamental Holdings Trust	17,781	137
American Global Diversification Trust	1,579,516	895,930
American Growth Trust	12,661,793	13,549,476
American Growth-Income Trust	583,957	2,656,819
American International Trust	9,719,132	5,613,305
American New World Trust	4,436,512	1,060,227
Balanced Trust	36,978	10,605
Blue Chip Growth Trust	9,382,105	12,786,850
Capital Appreciation Trust	7,777,274	7,182,762
Capital Appreciation Value Trust	1,794,981	861,723
Core Allocation Plus Trust	67,424	1,296

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Core Bond Trust	$2,032,429	$3,240,761
Core Diversified Growth & Income Trust	66,420	788
Core Strategy Trust	699,406	1,070
Disciplined Diversification Trust	125,378	794,770
Emerging Markets Value Trust	20,253,179	5,496,165
Equity-Income Trust	22,684,668	31,210,403
Financial Services Trust	931,996	1,505,656
Franklin Templeton Founding Allocation Trust	400,481	851,073
Fundamental Value Trust	821,587	1,345,909
Global Bond Trust	11,988,784	12,483,596
Global Trust	3,301,159	343,455
Health Sciences Trust	2,890,604	2,725,767
High Yield Trust	23,418,054	10,277,724
International Core Trust	2,202,119	3,680,022
International Equity Index Trust A	7,919,427	1,965,463
International Equity Index Trust B	11,590,246	16,772,472
International Opportunities Trust	3,203,098	3,211,089
International Small Company Trust	4,108,617	2,004,578
International Value Trust	51,984,748	8,079,121
Investment Quality Bond Trust	7,416,260	6,930,161
Large Cap Trust	1,793,146	873,828
Large Cap Value Trust	6,394,730	5,583,815
Lifestyle Aggressive Trust	1,538,829	2,051,944
Lifestyle Balanced Trust	9,657,885	22,665,726
Lifestyle Conservative Trust	2,849,018	2,247,251
Lifestyle Growth Trust	5,957,291	10,195,978
Lifestyle Moderate Trust	2,046,081	1,089,507
Mid Cap Index Trust	10,934,995	10,906,705
Mid Cap Stock Trust	5,252,579	10,952,936
Mid Value Trust	4,741,038	8,747,599
Money Market Trust B	159,184,579	157,346,046
Natural Resources Trust	10,561,843	11,904,867
Optimized All Cap Trust	3,448,380	8,272,553
Optimized Value Trust	109,478	540,523
Overseas Equity Trust	1,381,929	44,176,595
Pacific Rim Trust	415,648	4,096,996
Real Estate Securities Trust	12,973,913	13,568,920
Real Return Bond Trust	10,735,387	9,264,674
Science & Technology Trust	2,607,437	1,069,630
Short Term Government Income Trust	33,048,621	4,295,509
Short-Term Bond Trust	3,091,085	30,130,335
Small Cap Growth Trust	5,258,006	9,796,008
Small Cap Index Trust	2,802,388	3,145,882
Small Cap Opportunities Trust	11,845,975	8,220,811
Small Cap Value Trust	12,149,026	18,160,880
Small Company Value Trust	1,642,909	2,894,639
Smaller Company Growth Trust	1,744,049	348,045
Strategic Bond Trust	1,927,692	5,225,500
Strategic Income Opportunities Trust	8,589,141	2,054,441

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Total Bond Market Trust B	$8,565,861	$8,408,053
Total Return Trust	60,118,793	46,842,678
Total Stock Market Index Trust	1,792,634	3,738,861
U.S. Government Securities Trust	574,474	2,456,140
U.S. High Yield Bond Trust	10,692,997	25,176,387
Utilities Trust	12,533,594	11,448,128
Value Trust	2,629,271	5,968,610
All Asset Portfolio	5,718,539	4,781,536
Brandes International Equity Trust	13,796,550	19,321,953
Business Opportunity Value Trust	6,646,093	10,382,941
Frontier Capital Appreciation Trust	16,806,350	22,888,598
Large Cap Growth Trust	7,677,500	11,924,206

	$742,402,304	$809,287,782

7.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC, who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risk charges, as described in Note 3, are paid to JHUSA.

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the separate account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHUSA believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Organizational Change

On December 31, 2009, John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), merged with and into JHUSA. As a result of the merger, JHVLICO ceased to exist and the companies’ property and obligations became the property and obligations of JHUSA.

10.	Subsequent Events

In accordance with the provision set forth in ASC 855 “Subsequent Events” (“ASC 855”) formerly known as FAS 165 “Subsequent Events”, Management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 31, 2011 and has determined that no events have occurred that require additional disclosure.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	500 Index Trust B
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	18,200	20,463	21,981	21,785	22,550
Units issued	699	1,583	2,175	2,834	3,155
Units redeemed	(2,656)	(3,846)	(3,693)	(2,638)	(3,920)

Units, end of period (000’s)	16,243	18,200	20,463	21,981	21,785

Unit value, end of period $	22.06 to 24.18	19.33 to 21.05	15.39 to 16.66	24.66 to 26.53	21.08 to 25.20
Assets, end of period $ (000’s)	360,475	352,933	315,740	537,290	506,217
Investment income ratio*	1.73%	2.21%	2.17%	2.94%	1.14%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	14.14% to 14.85%	25.57% to 26.36%	(37.58%) to (37.19%)	4.60% to 5.25%	14.85% to 15.56%

	Sub-Account
	Active Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,416	1,672	2,146	2,378	3,392
Units issued	231	173	139	329	347
Units redeemed	(258)	(429)	(613)	(561)	(1,361)

Units, end of period (000’s)	1,389	1,416	1,672	2,146	2,378

Unit value, end of period $	25.99 to 57.02	22.96 to 50.05	18.50 to 40.09	20.79 to 44.78	17.72 to 43.05
Assets, end of period $ (000’s)	41,425	36,794	35,824	50,933	54,337
Investment income ratio*	7.68%	7.02%	5.19%	8.62%	2.88%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.21% to 13.91%	24.09% to 24.86%	(11.04%) to (10.48%)	3.39% to 4.03%	3.90% to 4.54%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,627	1,423	684	675	507
Units issued	339	1,267	1,658	301	344
Units redeemed	(376)	(1,063)	(919)	(292)	(176)

Units, end of period (000’s)	1,590	1,627	1,423	684	675

Unit value, end of period $	13.10 to 13.58	11.70 to 12.05	9.70 to 9.93	11.65 to 11.84	10.85 to 10.97
Assets, end of period $ (000’s)	21,532	19,560	14,121	8,096	7,395
Investment income ratio*	6.79%	7.83%	6.21%	6.84%	5.15%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.01% to 12.71%	20.55% to 21.32%	(16.69%) to (16.17%)	7.33% to 8.00%	3.71% to 4.36%

	Sub-Account
	All Cap Core Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	11	4	5	5	15
Units issued	17	7	—	2	9
Units redeemed	(9)	—	(1)	(2)	(19)

Units, end of period (000’s)	19	11	4	5	5

Unit value, end of period $	11.31 to 11.71	10.06 to 10.36	7.87 to 8.05	13.12 to 13.34	12.85 to 12.98
Assets, end of period $ (000’s)	211	107	33	63	67
Investment income ratio*	1.48%	3.01%	1.78%	1.43%	1.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.39% to 13.09%	27.80% to 28.61%	(39.98%) to (39.60%)	2.07% to 2.70%	14.06% to 14.77%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	All Cap Growth Trust
	Year Ended Dec. 31/10 (c)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	71	61	32	33	5
Units issued	2	30	31	15	41
Units redeemed	(73)	(20)	(2)	(16)	(13)

Units, end of period (000’s)	—	71	61	32	33

Unit value, end of period $	9.94 to 10.25	9.51 to 9.80	7.90 to 8.09	13.69 to 13.92	12.29 to 12.42
Assets, end of period $ (000’s)	—	691	487	447	410
Investment income ratio*	0.24%	0.79%	0.42%	0.15%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	4.42% to 4.64%	20.38% to 21.13%	(42.27%) to (41.91%)	11.38% to 12.08%	5.96% to 6.63%

(c)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 3, 2010.

	Sub-Account
	All Cap Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	628	550	312	325	29
Units issued	132	246	359	108	335
Units redeemed	(193)	(168)	(121)	(121)	(39)

Units, end of period (000’s)	567	628	550	312	325

Unit value, end of period $	14.16 to 14.67	12.03 to 12.38	9.56 to 9.78	13.51 to 13.74	12.51 to 12.64
Assets, end of period $ (000’s)	8,237	7,722	5,347	4,271	4,093
Investment income ratio*	0.44%	0.64%	1.25%	1.88%	0.91%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	17.76% to 18.50%	25.80% to 26.59%	(29.24%) to (28.80%)	8.00% to 8.68%	13.11% to 13.82%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Alpha Opportunities Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	—	—
Units issued	2	1
Units redeemed	—	(1)

Units, end of period (000’s)	2	—

Unit value, end of period $	14.74 to 14.89	12.68 to 12.73
Assets, end of period $ (000’s)	32	—
Investment income ratio*	0.87%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.24% to 16.98%	26.79% to 27.31%

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	American Asset Allocation Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)
Units, beginning of period	63	—
Units issued	78	93
Units redeemed	(33)	(30)

Units, end of period (000’s)	108	63

Unit value, end of period $	10.06	8.98
Assets, end of period $ (000’s)	1,093	563
Investment income ratio*	3.40%	2.36%
Expense ratio lowest to highest**	0.00%	0.00%
Total return lowest to highest***	12.07%	23.61%

(t)	Fund available in prior year but no activity.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American Blue Chip Income and Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	182	179	173	117	8
Units issued	29	49	40	82	150
Units redeemed	(37)	(46)	(34)	(26)	(41)

Units, end of period (000’s)	174	182	179	173	117

Unit value, end of period $	11.51 to 11.92	10.34 to 10.64	8.17 to 8.36	12.99 to 13.21	12.86 to 12.99
Assets, end of period $ (000’s)	2,070	1,934	1,495	2,283	1,519
Investment income ratio*	1.28%	1.74%	4.22%	3.06%	0.36%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.32% to 12.02%	26.55% to 27.32%	(37.11%) to (36.72%)	1.02% to 1.65%	16.27% to 16.99%

	Sub-Account
	American Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (t)
Units, beginning of period	251	221	194	25	—
Units issued	60	85	58	184	221
Units redeemed	(204)	(55)	(31)	(15)	(196)

Units, end of period (000’s)	107	251	221	194	25

Unit value, end of period $	11.54 to 11.92	10.95 to 11.24	9.82 to 10.02	10.95 to 11.10	10.70 to 10.78
Assets, end of period $ (000’s)	1,271	2,780	2,189	2,131	274
Investment income ratio*	1.46%	2.63%	9.78%	5.06%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.37% to 6.02%	11.51% to 12.21%	(10.28%) to (9.72%)	2.32% to 2.96%	5.90% to 6.57%

(t)	Fund available in prior year but no activity.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American Fundamental Holdings Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	1	—
Units issued	1	1
Units redeemed	—	—

Units, end of period (000’s)	2	1

Unit value, end of period $	13.02 to 13.15	11.87 to 11.92
Assets, end of period $ (000’s)	25	7
Investment income ratio*	3.23%	2.58%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.67% to 10.36%	18.72% to 19.20%

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	American Global Diversification Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	3	—
Units issued	116	146
Units redeemed	(65)	(143)

Units, end of period (000’s)	54	3

Unit value, end of period $	14.03 to 14.18	12.54 to 12.59
Assets, end of period $ (000’s)	771	39
Investment income ratio*	4.35%	0.11%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.87% to 12.57%	25.42% to 25.94%

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	2,859	2,008	1,732	1,878	776
Units issued	1,047	2,023	996	1,718	1,384
Units redeemed	(1,176)	(1,172)	(720)	(1,864)	(282)

Units, end of period (000’s)	2,730	2,859	2,008	1,732	1,878

Unit value, end of period $	13.01 to 13.48	11.08 to 11.40	8.03 to 8.21	14.47 to 14.71	13.01 to 13.15
Assets, end of period $ (000’s)	36,695	32,514	16,441	25,432	24,649
Investment income ratio*	0.36%	0.27%	1.95%	1.18%	0.26%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	17.51% to 18.24%	38.01% to 38.87%	(44.55%) to (44.20%)	11.25% to 11.94%	9.11% to 9.80%

	Sub-Account
	American Growth-Income Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	699	332	310	221	185
Units issued	48	476	60	1,380	124
Units redeemed	(255)	(109)	(38)	(1,291)	(88)

Units, end of period (000’s)	492	699	332	310	221

Unit value, end of period $	11.46 to 11.87	10.38 to 10.69	7.99 to 8.17	12.98 to 13.20	12.48 to 12.61
Assets, end of period $ (000’s)	5,787	7,428	2,692	4,074	2,779
Investment income ratio*	0.94%	1.45%	2.22%	2.03%	1.02%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.36% to 11.06%	29.98% to 30.79%	(38.46%) to (38.08%)	4.00% to 4.64%	14.08% to 14.80%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American International Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,923	1,874	976	830	341
Units issued	657	1,240	1,334	411	1,052
Units redeemed	(397)	(1,191)	(436)	(265)	(563)

Units, end of period (000’s)	2,183	1,923	1,874	976	830

Unit value, end of period $	14.92 to 15.45	14.04 to 14.46	9.91 to 10.14	17.31 to 17.60	14.56 to 14.72
Assets, end of period $ (000’s)	33,638	27,722	18,951	17,112	12,189
Investment income ratio*	1.70%	1.15%	5.51%	2.41%	0.69%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.22% to 6.88%	41.70% to 42.58%	(42.73%) to (42.37%)	18.84% to 19.58%	17.79% to 18.54%

	Sub-Account
	American New World Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	55	—
Units issued	301	68
Units redeemed	(76)	(13)

Units, end of period (000’s)	280	55

Unit value, end of period $	15.52 to 15.69	13.30 to 13.36
Assets, end of period $ (000’s)	4,382	729
Investment income ratio*	2.79%	1.45%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.69% to 17.43%	33.03% to 33.58%

(aa)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

Sub-Account
Balanced Trust
Year Ended Dec. 31/10 (t)
Units, beginning of period	—
Units issued	3
Units redeemed	(1)

Units, end of period (000’s)	2

Unit value, end of period $	13.28 to 13.41
Assets, end of period $ (000’s)	29
Investment income ratio*	1.28%
Expense ratio lowest to highest**	0.00% to 0.63%
Total return lowest to highest***	11.94% to 12.63%

(t)	Fund available in prior year but no activity.

	Sub-Account
	Blue Chip Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	3,853	4,206	4,372	4,525	4,906
Units issued	376	294	369	1,451	417
Units redeemed	(529)	(647)	(535)	(1,604)	(798)

Units, end of period (000’s)	3,700	3,853	4,206	4,372	4,525

Unit value, end of period $	25.83 to 65.97	22.36 to 56.75	15.74 to 39.69	27.55 to 69.05	16.49 to 61.21
Assets, end of period $ (000’s)	86,878	78,242	61,013	114,906	104,836
Investment income ratio*	0.09%	0.19%	0.39%	0.80%	0.25%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.53% to 16.25%	42.08% to 42.97%	(42.88%) to (42.52%)	12.11% to 12.81%	8.90% to 9.59%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	3,821	4,419	4,795	4,688	4,493
Units issued	386	521	1,019	1,108	806
Units redeemed	(724)	(1,119)	(1,395)	(1,001)	(611)

Units, end of period (000’s)	3,483	3,821	4,419	4,795	4,688

Unit value, end of period $	26.69 to 29.30	25.67 to 28.01	20.62 to 22.36	34.49 to 37.17	32.13 to 34.84
Assets, end of period $ (000’s)	99,778	104,544	96,474	173,897	157,312
Investment income ratio*	3.27%	2.41%	3.28%	2.04%	1.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.96% to 4.61%	24.50% to 25.28%	(40.22%) to (39.84%)	7.34% to 8.01%	25.99% to 26.78%

	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	2,052	1,987	1,535	1,463	1,238
Units issued	496	662	809	449	344
Units redeemed	(828)	(597)	(357)	(377)	(119)

Units, end of period (000’s)	1,720	2,052	1,987	1,535	1,463

Unit value, end of period $	13.64 to 14.41	12.56 to 13.18	10.15 to 10.58	15.59 to 16.15	14.88 to 15.32
Assets, end of period $ (000’s)	24,713	27,001	20,983	24,734	22,358
Investment income ratio*	0.77%	0.85%	0.05%	0.71%	0.55%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.59% to 9.27%	23.80% to 24.59%	(34.89%) to (34.48%)	4.78% to 5.44%	13.18% to 13.89%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	2,815	2,457	2,617	3,046	843
Units issued	629	881	814	378	3,499
Units redeemed	(578)	(523)	(974)	(807)	(1,296)

Units, end of period (000’s)	2,866	2,815	2,457	2,617	3,046

Unit value, end of period $	13.40 to 13.88	12.05 to 12.41	8.52 to 8.72	13.66 to 13.89	12.30 to 12.43
Assets, end of period $ (000’s)	39,435	34,648	21,273	36,165	37,751
Investment income ratio*	0.19%	0.33%	0.50%	0.37%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.19% to 11.88%	41.46% to 42.35%	(37.63%) to (37.24%)	11.00% to 11.70%	1.73% to 2.38%

	Sub-Account
	Capital Appreciation Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (x)
Units, beginning of period	163	3	—
Units issued	150	166	3
Units redeemed	(90)	(6)	—

Units, end of period (000’s)	223	163	3

Unit value, end of period $	10.79	9.47	7.27
Assets, end of period $ (000’s)	2,397	1,538	20
Investment income ratio*	1.87%	11.49%	1.49%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	13.91%	30.26%	(27.31%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

Sub-Account
Core Allocation Plus Trust
Year Ended Dec. 31/10 (t)
Units, beginning of period	—
Units issued	8
Units redeemed	—

Units, end of period (000’s)	8

Unit value, end of period $	9.58
Assets, end of period $ (000’s)	71
Investment income ratio*	1.86%
Expense ratio lowest to highest**	0.00%
Total return lowest to highest***	10.57%

(t)	Fund available in prior year but no activity.

Sub-Account
Core Diversified Growth & Income Trust
Year Ended Dec. 31/10 (t)
Units, beginning of period	—
Units issued	5
Units redeemed	—

Units, end of period (000’s)	5

Unit value, end of period $	13.41 to 13.55
Assets, end of period $ (000’s)	68
Investment income ratio*	7.50%
Expense ratio lowest to highest**	0.00% to 0.63%
Total return lowest to highest***	10.23% to 10.92%

(t)	Fund available in prior year but no activity.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Core Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	792	329	261	114	39
Units issued	124	627	293	211	80
Units redeemed	(239)	(164)	(225)	(64)	(5)

Units, end of period (000’s)	677	792	329	261	114

Unit value, end of period $	13.11 to 13.58	12.31 to 12.67	11.26 to 11.53	10.97 to 11.15	10.37 to 10.48
Assets, end of period $ (000’s)	9,164	10,009	3,786	2,909	1,197
Investment income ratio*	2.45%	4.06%	5.45%	8.95%	2.20%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.51% to 7.17%	9.26% to 9.93%	2.71% to 3.36%	5.70% to 6.36%	3.10% to 3.76%

	Sub-Account
	Core Strategy Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)
Units, beginning of period	3	—
Units issued	67	11
Units redeemed	—	(8)

Units, end of period (000’s)	70	3

Unit value, end of period $	10.32	9.17
Assets, end of period $ (000’s)	723	25
Investment income ratio*	21.84%	2.94%
Expense ratio lowest to highest**	0.00%	0.00%
Total return lowest to highest***	12.57%	21.93%

(au)	Renamed on May 4, 2009. Previously known as Index Allocation Trust; available in prior year but no activity.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Disciplined Diversification Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)
Units, beginning of period	149	—
Units issued	12	149
Units redeemed	(78)	—

Units, end of period (000’s)	83	149

Unit value, end of period $	10.42	9.19
Assets, end of period $ (000’s)	863	1,367
Investment income ratio*	0.96%	17.79%
Expense ratio lowest to highest**	0.00%	0.00%
Total return lowest to highest***	13.45%	27.27%

(t)	Fund available in prior year but no activity.

	Sub-Account
	Emerging Markets Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (s)
Units, beginning of period	1,302	978	336	—
Units issued	1,543	1,469	786	379
Units redeemed	(462)	(1,145)	(144)	(43)

Units, end of period (000’s)	2,383	1,302	978	336

Unit value, end of period $	13.97 to 14.29	11.42 to 11.61	5.71 to 5.77	11.94 to 11.99
Assets, end of period $ (000’s)	34,013	15,110	5,637	4,030
Investment income ratio*	1.61%	0.16%	4.09%	1.29%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	22.34% to 23.11%	100.12% to 101.36%	(52.23%) to (51.92%)	19.44% to 19.94%

(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Equity-Income Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	5,175	5,774	6,590	6,974	7,842
Units issued	823	693	863	1,122	1,191
Units redeemed	(1,234)	(1,292)	(1,679)	(1,506)	(2,059)

Units, end of period (000’s)	4,764	5,175	5,774	6,590	6,974

Unit value, end of period $	25.66 to 28.12	22.41 to 24.40	17.93 to 19.40	28.16 to 30.29	27.41 to 29.30
Assets, end of period $ (000’s)	130,000	122,774	109,191	194,992	199,726
Investment income ratio*	1.98%	2.22%	2.48%	2.94%	1.56%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	14.51% to 15.23%	24.97% to 25.75%	(36.34%) to (35.94%)	2.75% to 3.39%	18.31% to 19.05%

	Sub-Account
	Financial Services Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	257	189	167	123	130
Units issued	74	139	73	101	161
Units redeemed	(132)	(71)	(51)	(57)	(168)

Units, end of period (000’s)	199	257	189	167	123

Unit value, end of period $	10.29 to 18.72	9.23 to 16.68	6.56 to 11.79	11.93 to 21.29	12.87 to 22.83
Assets, end of period $ (000’s)	2,382	2,667	1,406	2,250	1,877
Investment income ratio*	0.31%	0.88%	1.00%	1.56%	0.37%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.50% to 12.22%	40.67% to 41.53%	(44.98%) to (44.63%)	(7.31%) to (6.73%)	22.39% to 23.16%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Franklin Templeton Founding Allocation Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (x)
Units, beginning of period	164	1	—
Units issued	39	164	1
Units redeemed	(89)	(1)	—

Units, end of period (000’s)	114	164	1

Unit value, end of period $	9.89	8.93	6.79
Assets, end of period $ (000’s)	1,139	1,469	8
Investment income ratio*	2.42%	23.94%	8.35%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	10.71%	31.52%	(32.08%)

(x)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,500	1,748	1,754	1,796	1,770
Units issued	474	415	388	649	425
Units redeemed	(674)	(663)	(394)	(691)	(399)

Units, end of period (000’s)	1,300	1,500	1,748	1,754	1,796

Unit value, end of period $	47.28 to 49.89	37.46 to 39.29	25.37 to 26.44	44.03 to 45.60	33.62 to 42.01
Assets, end of period $ (000’s)	56,174	50,797	40,217	69,656	64,001
Investment income ratio*	0.22%	0.04%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	26.21% to 27.00%	47.68% to 48.61%	(42.39%) to (42.03%)	11.22% to 11.92%	15.62% to 16.35%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Fundamental Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	592	520	453	561	495
Units issued	70	283	329	197	433
Units redeemed	(124)	(211)	(262)	(305)	(367)

Units, end of period (000’s)	538	592	520	453	561

Unit value, end of period $	11.55 to 11.96	10.27 to 10.57	7.84 to 8.02	12.98 to 13.20	12.55 to 12.68
Assets, end of period $ (000’s)	6,404	6,227	4,158	5,959	7,114
Investment income ratio*	1.17%	1.03%	1.10%	1.66%	0.71%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.49% to 13.20%	31.01% to 31.83%	(39.64%) to (39.27%)	3.44% to 4.08%	13.83% to 14.55%

	Sub-Account
	Global Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,515	1,606	1,504	1,344	1,493
Units issued	430	512	590	1,115	356
Units redeemed	(502)	(603)	(488)	(955)	(505)

Units, end of period (000’s)	1,443	1,515	1,606	1,504	1,344

Unit value, end of period $	24.86 to 27.24	22.66 to 24.68	19.76 to 21.38	20.80 to 22.37	18.89 to 20.41
Assets, end of period $ (000’s)	37,594	35,797	32,860	32,352	26,025
Investment income ratio*	3.67%	12.70%	0.58%	7.41%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.71% to 10.40%	14.69% to 15.41%	(5.02%) to (4.42%)	8.93% to 9.61%	4.62% to 5.27%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Global Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	141	144	154	95	33
Units issued	298	71	65	102	87
Units redeemed	(32)	(74)	(75)	(43)	(25)

Units, end of period (000’s)	407	141	144	154	95

Unit value, end of period $	11.38 to 11.79	10.62 to 10.94	8.13 to 8.32	13.52 to 13.75	13.43 to 13.57
Assets, end of period $ (000’s)	4,793	1,536	1,193	2,115	1,286
Investment income ratio*	2.31%	1.59%	2.30%	2.24%	1.33%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.15% to 7.82%	30.65% to 31.47%	(39.86%) to (39.49%)	0.69% to 1.32%	19.68% to 20.42%

	Sub-Account
	Health Sciences Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	484	368	397	406	397
Units issued	173	299	240	128	315
Units redeemed	(169)	(183)	(269)	(137)	(306)

Units, end of period (000’s)	488	484	368	397	406

Unit value, end of period $	17.40 to 18.48	15.12 to 15.96	11.54 to 12.10	16.55 to 17.26	14.15 to 14.66
Assets, end of period $ (000’s)	8,913	7,594	4,411	6,776	5,892
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.09% to 15.81%	31.02% to 31.84%	(30.30%) to (29.86%)	17.00% to 17.73%	7.77% to 8.44%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	High Yield Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,577	1,202	1,333	1,556	1,554
Units issued	860	1,100	340	320	341
Units redeemed	(694)	(725)	(471)	(543)	(339)

Units, end of period (000’s)	1,743	1,577	1,202	1,333	1,556

Unit value, end of period $	14.92 to 16.15	13.20 to 14.20	8.60 to 9.19	12.27 to 13.03	12.14 to 12.82
Assets, end of period $ (000’s)	27,626	21,989	10,820	17,063	19,526
Investment income ratio*	48.58%	12.49%	9.40%	12.67%	6.47%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.03% to 13.75%	53.54% to 54.51%	(29.92%) to (29.48%)	1.02% to 1.64%	9.77% to 10.48%

	Sub-Account
	International Core Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)
Units, beginning of period	872	872	720	696	50
Units issued	173	292	209	62	808
Units redeemed	(320)	(292)	(57)	(38)	(162)

Units, end of period (000’s)	725	872	872	720	696

Unit value, end of period $	12.76 to 13.22	11.71 to 12.05	9.93 to 10.16	16.27 to 16.55	14.69 to 14.84
Assets, end of period $ (000’s)	9,561	10,500	8,851	11,891	10,325
Investment income ratio*	1.98%	2.40%	5.72%	2.30%	0.62%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.98% to 9.67%	17.89% to 18.62%	(38.96%) to (38.58%)	10.78% to 11.46%	24.04% to 24.81%

(h)	Renamed on May 1, 2006. Previously known as International Stock Trust.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

Sub-Account
International Equity Index Trust A
Year Ended Dec. 31/10 (a)
Units, beginning of period	—
Units issued	679
Units redeemed	(200)

Units, end of period (000’s)	479

Unit value, end of period $	11.03 to 11.08
Assets, end of period $ (000’s)	5,309
Investment income ratio*	2.53%
Expense ratio lowest to highest**	0.00% to 0.63%
Total return lowest to highest***	10.30% to 10.76%

(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

	Sub-Account
	International Equity Index Trust B
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	5,494	6,401	5,181	4,427	3,842
Units issued	329	495	2,011	1,188	1,439
Units redeemed	(767)	(1,402)	(791)	(434)	(854)

Units, end of period (000’s)	5,056	5,494	6,401	5,181	4,427

Unit value, end of period $	23.07 to 41.02	20.83 to 36.81	15.10 to 26.52	27.32 to 47.69	21.17 to 41.18
Assets, end of period $ (000’s)	124,927	120,140	102,439	156,150	110,564
Investment income ratio*	2.55%	3.72%	3.01%	5.13%	0.75%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.74% to 11.43%	37.94% to 38.80%	(44.73%) to (44.38%)	15.10% to 15.82%	26.32% to 27.11%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	International Opportunities Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	809	969	993	405	336
Units issued	245	244	542	707	418
Units redeemed	(252)	(404)	(566)	(119)	(349)

Units, end of period (000’s)	802	809	969	993	405

Unit value, end of period $	13.83 to 14.33	12.23 to 12.59	8.95 to 9.16	18.20 to 18.51	15.25 to 15.41
Assets, end of period $ (000’s)	11,456	10,154	8,853	18,343	6,233
Investment income ratio*	1.48%	1.08%	1.35%	2.56%	0.58%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.04% to 13.75%	36.65% to 37.49%	(50.82%) to (50.51%)	19.35% to 20.10%	23.20% to 23.96%

	Sub-Account
	International Small Company Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)
Units, beginning of period	672	—
Units issued	369	891
Units redeemed	(196)	(219)

Units, end of period (000’s)	845	672

Unit value, end of period $	11.98 to 12.07	9.83 to 9.84
Assets, end of period $ (000’s)	10,206	6,617
Investment income ratio*	3.14%	0.72%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	21.86% to 22.62%	(1.67%) to (1.59%)

(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	International Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	782	725	788	1,166	328
Units issued	4,154	236	257	311	1,078
Units redeemed	(661)	(179)	(320)	(689)	(240)

Units, end of period (000’s)	4,275	782	725	788	1,166

Unit value, end of period $	12.96 to 13.43	12.08 to 12.43	8.94 to 9.15	15.68 to 15.95	14.40 to 14.55
Assets, end of period $ (000’s)	56,878	9,642	6,583	12,506	16,930
Investment income ratio*	2.81%	2.62%	3.81%	3.95%	1.26%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.32% to 8.00%	35.10% to 35.94%	(43.00%) to (42.64%)	8.93% to 9.61%	28.79% to 29.61%

	Sub-Account
	Investment Quality Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	724	482	1,998	2,227	12
Units issued	546	525	167	217	2,236
Units redeemed	(543)	(283)	(1,683)	(446)	(21)

Units, end of period (000’s)	727	724	482	1,998	2,227

Unit value, end of period $	12.80 to 13.26	11.98 to 12.33	10.72 to 10.97	10.96 to 11.15	10.39 to 10.50
Assets, end of period $ (000’s)	9,557	8,883	5,268	21,995	23,171
Investment income ratio*	5.13%	5.25%	2.72%	9.22%	0.29%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.87% to 7.54%	11.74% to 12.43%	(2.23%) to (1.61%)	5.56% to 6.23%	3.00% to 3.64%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Large Cap Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,823	2,234	2,272	2,114	2,164
Units issued	339	392	998	506	429
Units redeemed	(564)	(803)	(1,036)	(348)	(479)

Units, end of period (000’s)	1,598	1,823	2,234	2,272	2,114

Unit value, end of period $	25.74 to 28.27	21.05 to 22.97	15.42 to 16.72	30.40 to 32.76	22.61 to 26.76
Assets, end of period $ (000’s)	40,274	37,194	33,265	66,742	50,791
Investment income ratio*	0.38%	0.65%	0.02%	0.41%	0.59%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	22.30% to 23.06%	36.54% to 37.41%	(49.29%) to (48.97%)	21.67% to 22.43%	7.84% to 8.52%

(aw)	Renamed on November 16, 2009. Previously known as Turner Core Growth Trust.

	Sub-Account
	Large Cap Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	72	76	65	28	7
Units issued	166	28	51	64	103
Units redeemed	(80)	(32)	(40)	(27)	(82)

Units, end of period (000’s)	158	72	76	65	28

Unit value, end of period $	11.28 to 11.69	9.97 to 10.27	7.66 to 7.84	12.75 to 12.96	12.63 to 12.77
Assets, end of period $ (000’s)	1,830	724	587	840	356
Investment income ratio*	1.57%	1.92%	1.30%	1.07%	0.19%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.13% to 13.84%	30.20% to 31.02%	(39.93%) to (39.55%)	0.90% to 1.53%	13.67% to 14.38%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Large Cap Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,226	1,096	1,275	926	1,956
Units issued	626	564	370	688	468
Units redeemed	(554)	(434)	(549)	(339)	(1,498)

Units, end of period (000’s)	1,298	1,226	1,096	1,275	926

Unit value, end of period $	10.57 to 10.95	9.67 to 9.96	8.79 to 9.00	13.80 to 14.03	13.30 to 13.43
Assets, end of period $ (000’s)	14,166	12,164	9,827	17,844	12,424
Investment income ratio*	1.27%	1.78%	1.57%	1.13%	0.66%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.28% to 9.97%	10.01% to 10.68%	(36.29%) to (35.89%)	3.80% to 4.45%	15.30% to 16.03%

	Sub-Account
	Lifestyle Aggressive Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (k)
Units, beginning of period	626	586	620	366	47
Units issued	120	192	242	318	430
Units redeemed	(175)	(152)	(276)	(64)	(111)

Units, end of period (000’s)	571	626	586	620	366

Unit value, end of period $	12.83 to 13.29	11.08 to 11.41	8.22 to 8.41	14.26 to 14.50	13.21 to 13.34
Assets, end of period $ (000’s)	7,522	7,090	4,888	8,952	4,869
Investment income ratio*	1.99%	1.16%	1.67%	9.62%	4.07%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.77% to 16.50%	34.84% to 35.70%	(42.36%) to (42.00%)	7.99% to 8.66%	14.76% to 15.48%

(k)	Renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (l)
Units, beginning of period	6,856	5,928	1,261	1,018	179
Units issued	630	2,424	5,219	512	1,040
Units redeemed	(1,844)	(1,496)	(552)	(269)	(201)

Units, end of period (000’s)	5,642	6,856	5,928	1,261	1,018

Unit value, end of period $	12.79 to 13.25	11.51 to 11.85	8.85 to 9.06	12.97 to 13.19	12.24 to 12.37
Assets, end of period $ (000’s)	73,814	80,535	53,175	16,569	12,569
Investment income ratio*	2.69%	5.11%	8.77%	7.41%	4.53%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.09% to 11.78%	30.08% to 30.89%	(31.76%) to (31.33%)	5.94% to 6.60%	12.09% to 12.80%

(l)	Renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust.

	Sub-Account
	Lifestyle Conservative Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (o)
Units, beginning of period	326	287	178	149	74
Units issued	215	149	161	38	128
Units redeemed	(173)	(110)	(52)	(9)	(53)

Units, end of period (000’s)	368	326	287	178	149

Unit value, end of period $	12.81 to 13.27	11.80 to 12.15	9.76 to 9.99	11.62 to 11.81	11.09 to 11.21
Assets, end of period $ (000’s)	4,879	3,959	2,870	2,098	1,673
Investment income ratio*	2.64%	5.74%	5.18%	8.26%	4.54%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.57% to 9.25%	20.87% to 21.63%	(15.95%) to (15.43%)	4.69% to 5.35%	7.77% to 8.44%

(o)	Renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (m)
Units, beginning of period	3,875	3,823	3,544	2,409	882
Units issued	412	553	918	1,298	1,757
Units redeemed	(832)	(501)	(639)	(163)	(230)

Units, end of period (000’s)	3,455	3,875	3,823	3,544	2,409

Unit value, end of period $	12.70 to 13.16	11.31 to 11.64	8.53 to 8.73	13.53 to 13.76	12.66 to 12.79
Assets, end of period $ (000’s)	44,970	44,742	33,172	48,519	30,723
Investment income ratio*	2.29%	3.49%	2.73%	7.61%	5.11%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.35% to 13.04%	32.49% to 33.33%	(36.93%) to (36.54%)	6.88% to 7.55%	12.88% to 13.58%

(m)	Renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.

	Sub-Account
	Lifestyle Moderate Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	162	111	117	70	31
Units issued	159	69	165	101	93
Units redeemed	(88)	(18)	(171)	(54)	(54)

Units, end of period (000’s)	233	162	111	117	70

Unit value, end of period $	12.71 to 13.17	11.55 to 11.90	9.14 to 9.35	12.13 to 12.33	11.58 to 11.71
Assets, end of period $ (000’s)	3,061	1,922	1,034	1,434	816
Investment income ratio*	3.01%	6.46%	3.92%	8.11%	4.41%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.00% to 10.69%	26.39% to 27.18%	(24.64%) to (24.16%)	4.70% to 5.34%	9.80% to 10.49%

(n)	Renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,277	1,251	823	1,265	390
Units issued	752	373	716	488	1,135
Units redeemed	(806)	(347)	(288)	(930)	(260)

Units, end of period (000’s)	1,223	1,277	1,251	823	1,265

Unit value, end of period $	15.61 to 16.48	12.46 to 13.07	9.17 to 9.56	14.50 to 15.02	13.57 to 13.97
Assets, end of period $ (000’s)	20,002	16,601	11,900	12,311	17,611
Investment income ratio*	1.17%	1.17%	1.32%	1.25%	0.52%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	25.27% to 26.06%	35.90% to 36.74%	(36.76%) to (36.36%)	6.88% to 7.55%	9.07% to 9.74%

	Sub-Account
	Mid Cap Stock Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,249	1,426	1,499	1,916	2,533
Units issued	168	308	814	1,694	1,308
Units redeemed	(386)	(485)	(887)	(2,111)	(1,925)

Units, end of period (000’s)	1,031	1,249	1,426	1,499	1,916

Unit value, end of period $	40.41 to 44.84	33.04 to 36.43	25.29 to 27.71	45.24 to 49.27	24.85 to 39.87
Assets, end of period $ (000’s)	36,028	34,766	30,506	58,057	58,595
Investment income ratio*	0.00%	0.00%	0.00%	0.01%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	22.31% to 23.07%	30.65% to 31.47%	(44.10%) to (43.75%)	22.82% to 23.59%	12.95% to 13.66%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Mid Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,899	1,877	2,823	2,812	3,113
Units issued	181	726	357	534	907
Units redeemed	(406)	(704)	(1,303)	(523)	(1,208)

Units, end of period (000’s)	1,674	1,899	1,877	2,823	2,812

Unit value, end of period $	22.26 to 24.10	19.28 to 20.74	13.27 to 14.18	20.43 to 21.71	20.46 to 21.60
Assets, end of period $ (000’s)	39,553	38,650	26,216	60,378	59,849
Investment income ratio*	2.04%	0.68%	1.17%	2.23%	0.31%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.44% to 16.16%	45.36% to 46.27%	(35.08%) to (34.67%)	(0.12%) to 0.51%	19.60% to 20.34%

	Sub-Account
	Money Market Trust B
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	9,456	19,383	10,592	9,248	7,822
Units issued	9,920	8,888	20,320	16,249	13,898
Units redeemed	(9,858)	(18,815)	(11,529)	(14,905)	(12,472)

Units, end of period (000’s)	9,518	9,456	19,383	10,592	9,248

Unit value, end of period $	16.21 to 17.35	16.30 to 17.34	16.33 to 17.26	16.09 to 16.90	14.00 to 21.40
Assets, end of period $ (000’s)	156,122	154,284	357,522	172,545	147,013
Investment income ratio*	0.05%	0.51%	1.96%	4.71%	4.62%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.57%) to 0.03%	(0.15%) to 0.47%	1.48% to 2.12%	4.18% to 4.82%	4.06% to 4.70%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Natural Resources Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,438	1,299	1,071	840	413
Units issued	563	724	616	537	760
Units redeemed	(674)	(585)	(388)	(306)	(333)

Units, end of period (000’s)	1,327	1,438	1,299	1,071	840

Unit value, end of period $	20.42 to 21.16	17.83 to 18.36	11.27 to 11.53	23.43 to 23.82	16.74 to 16.92
Assets, end of period $ (000’s)	27,940	26,305	14,921	25,437	14,189
Investment income ratio*	0.73%	1.20%	0.70%	1.21%	0.51%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	14.53% to 15.25%	58.23% to 59.23%	(51.90%) to (51.60%)	39.93% to 40.81%	21.55% to 22.32%

	Sub-Account
	Optimized All Cap Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	4,967	5,689	22	18	4
Units issued	282	408	6,603	6	15
Units redeemed	(790)	(1,130)	(936)	(2)	(1)

Units, end of period (000’s)	4,459	4,967	5,689	22	18

Unit value, end of period $	11.57 to 11.98	9.73 to 10.02	7.63 to 7.81	13.50 to 13.73	13.09 to 13.22
Assets, end of period $ (000’s)	52,533	49,112	43,929	308	236
Investment income ratio*	1.19%	1.42%	1.32%	1.30%	2.87%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.81% to 19.55%	27.56% to 28.35%	(43.48%) to (43.12%)	3.17% to 3.82%	14.52% to 15.24%

(ad)	Renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Optimized Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	140	158	148	28	6
Units issued	9	14	38	143	33
Units redeemed	(55)	(32)	(28)	(23)	(11)

Units, end of period (000’s)	94	140	158	148	28

Unit value, end of period $	10.37 to 10.74	9.19 to 9.46	7.42 to 7.60	12.69 to 12.91	13.47 to 13.61
Assets, end of period $ (000’s)	1,012	1,323	1,197	1,912	379
Investment income ratio*	1.69%	2.17%	2.67%	2.26%	0.10%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.79% to 13.51%	23.77% to 24.53%	(41.51%) to (41.15%)	(5.75%) to (5.17%)	20.62% to 21.36%

(ae)	Renamed on April 28, 2008. Previously known as Quantitative Value Trust.

	Sub-Account
	Overseas Equity Trust
	Year Ended Dec. 31/10 (d)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	2,786	3,075	3,414	4,030	4,748
Units issued	73	308	279	406	615
Units redeemed	(2,859)	(597)	(618)	(1,022)	(1,333)

Units, end of period (000’s)	—	2,786	3,075	3,414	4,030

Unit value, end of period $	14.75 to 16.09	14.92 to 16.25	11.48 to 12.42	19.93 to 21.43	17.82 to 19.04
Assets, end of period $ (000’s)	—	43,442	36,716	70,615	74,331
Investment income ratio*	0.63%	2.17%	2.00%	2.34%	0.89%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(1.19%) to (0.99%)	30.02% to 30.83%	(42.41%) to (42.05%)	11.83% to 12.53%	19.02% to 19.76%

(d)	Terminated as an investment option and funds transferred to International Value Trust on May 3, 2010.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Pacific Rim Trust
	Year Ended Dec. 31/10 (e)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	299	371	326	403	351
Units issued	32	231	201	90	455
Units redeemed	(331)	(303)	(156)	(167)	(403)

Units, end of period (000’s)	—	299	371	326	403

Unit value, end of period $	12.11 to 12.50	11.88 to 12.23	9.04 to 9.25	15.14 to 15.40	13.95 to 14.10
Assets, end of period $ (000’s)	—	3,630	3,405	4,999	5,664
Investment income ratio*	0.46%	1.10%	1.65%	1.77%	0.98%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.98% to 2.19%	31.35% to 32.20%	(40.30%) to (39.92%)	8.51% to 9.19%	10.53% to 11.22%

(e)	Terminated as an investment option and funds transferred to International Equity Index A Trust on May 3, 2010.

	Sub-Account
	Real Estate Securities Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,284	1,452	1,522	1,757	1,698
Units issued	272	322	335	353	442
Units redeemed	(341)	(490)	(405)	(588)	(383)

Units, end of period (000’s)	1,215	1,284	1,452	1,522	1,757

Unit value, end of period $	47.60 to 82.05	37.07 to 63.50	28.64 to 48.75	47.55 to 80.44	38.95 to 95.27
Assets, end of period $ (000’s)	50,397	40,631	35,570	63,096	89,306
Investment income ratio*	1.96%	3.54%	3.35%	2.67%	1.73%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	28.39% to 29.20%	29.45% to 30.26%	(39.77%) to (39.39%)	(16.09%) to (15.56%)	37.31% to 38.17%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Real Return Bond Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	987	880	1,863	2,303	375
Units issued	754	757	1,225	223	2,160
Units redeemed	(744)	(650)	(2,208)	(663)	(232)

Units, end of period (000’s)	997	987	880	1,863	2,303

Unit value, end of period $	12.41 to 12.85	11.47 to 11.81	9.66 to 9.88	10.96 to 11.14	9.90 to 10.01
Assets, end of period $ (000’s)	12,772	11,643	8,685	20,481	22,847
Investment income ratio*	11.44%	9.49%	0.54%	7.03%	0.82%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.12% to 8.82%	18.80% to 19.54%	(11.85%) to (11.30%)	10.66% to 11.36%	(0.20%) to 0.43%

	Sub-Account
	Science & Technology Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	206	93	88	15	9
Units issued	188	313	131	111	15
Units redeemed	(74)	(200)	(126)	(38)	(9)

Units, end of period (000’s)	320	206	93	88	15

Unit value, end of period $	15.68 to 16.24	12.65 to 13.02	7.73 to 7.91	14.00 to 14.24	11.78 to 11.90
Assets, end of period $ (000’s)	5,132	2,669	729	1,248	184
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	23.92% to 24.69%	63.55% to 64.57%	(44.77%) to (44.42%)	18.88% to 19.62%	4.95% to 5.60%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Short-Term Bond Trust
	Year Ended Dec. 31/10 (f)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,553	1,709	7,634	9,504	3,721
Units issued	146	809	491	1,396	7,205
Units redeemed	(1,699)	(965)	(6,416)	(3,266)	(1,422)

Units, end of period (000’s)	—	1,553	1,709	7,634	9,504

Unit value, end of period $	17.37 to 19.20	16.69 to 18.41	14.09 to 15.45	17.49 to 19.05	15.59 to 18.45
Assets, end of period $ (000’s)	—	26,439	24,454	134,030	163,391
Investment income ratio*	1.91%	5.15%	2.22%	9.59%	2.13%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	4.06% to 4.27%	18.47% to 19.21%	(19.43%) to (18.92%)	2.61% to 3.25%	3.88% to 4.55%

(f)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

Sub-Account
Short Term Government Income Trust
Year Ended Dec. 31/10 (a)
Units, beginning of period	—
Units issued	3,247
Units redeemed	(421)

Units, end of period (000’s)	2,826

Unit value, end of period $	10.15 to 10.19
Assets, end of period $ (000’s)	28,770
Investment income ratio*	1.66%
Expense ratio lowest to highest**	0.00% to 0.63%
Total return lowest to highest***	1.49% to 1.91%

(a)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	2,809	3,103	3,326	3,777	4,950
Units issued	323	325	500	538	806
Units redeemed	(602)	(619)	(723)	(989)	(1,979)

Units, end of period (000’s)	2,530	2,809	3,103	3,326	3,777

Unit value, end of period $	17.74 to 19.45	14.62 to 15.92	10.94 to 11.84	18.21 to 19.59	15.99 to 17.19
Assets, end of period $ (000’s)	47,104	42,830	35,288	62,782	62,682
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	21.38% to 22.14%	33.63% to 34.46%	(39.92%) to (39.54%)	13.27% to 13.98%	12.75% to 13.47%

	Sub-Account
	Small Cap Index Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,376	1,550	1,486	1,761	1,123
Units issued	253	222	294	456	982
Units redeemed	(289)	(396)	(230)	(731)	(344)

Units, end of period (000’s)	1,340	1,376	1,550	1,486	1,761

Unit value, end of period $	10.72 to 16.10	8.53 to 12.74	6.77 to 10.05	10.28 to 15.16	10.15 to 15.48
Assets, end of period $ (000’s)	16,575	13,420	12,171	17,562	20,451
Investment income ratio*	0.56%	0.91%	1.42%	1.63%	0.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	25.64% to 26.43%	25.92% to 26.70%	(34.12%) to (33.70%)	(2.68%) to (2.07%)	16.89% to 17.64%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	688	121	106	121	39
Units issued	1,164	724	35	18	140
Units redeemed	(883)	(157)	(20)	(33)	(58)

Units, end of period (000’s)	969	688	121	106	121

Unit value, end of period $	11.53 to 11.94	8.94 to 9.21	6.72 to 6.87	11.68 to 11.87	12.72 to 12.85
Assets, end of period $ (000’s)	11,507	6,321	832	1,251	1,558
Investment income ratio*	0.00%	0.00%	2.64%	1.99%	0.72%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	28.91% to 29.71%	33.19% to 34.03%	(42.50%) to (42.13%)	(8.18%) to (7.60%)	9.78% to 10.47%

	Sub-Account
	Small Cap Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	3,034	3,523	4,249	4,317	4,842
Units issued	482	713	700	964	1,393
Units redeemed	(769)	(1,202)	(1,426)	(1,032)	(1,918)

Units, end of period (000’s)	2,747	3,034	3,523	4,249	4,317

Unit value, end of period $	24.30 to 41.32	19.38 to 32.75	15.14 to 25.43	20.61 to 34.40	21.36 to 35.44
Assets, end of period $ (000’s)	76,958	66,941	60,239	98,890	105,213
Investment income ratio*	0.42%	0.68%	1.27%	1.01%	0.10%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	25.36% to 26.15%	27.98% to 28.79%	(26.53%) to (26.07%)	(3.52%) to (2.92%)	18.58% to 19.32%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Small Company Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	468	309	254	234	209
Units issued	124	292	300	208	183
Units redeemed	(223)	(133)	(245)	(188)	(158)

Units, end of period (000’s)	369	468	309	254	234

Unit value, end of period $	14.48 to 15.00	12.00 to 12.36	9.45 to 9.67	13.03 to 13.25	13.27 to 13.41
Assets, end of period $ (000’s)	5,509	5,771	2,979	3,359	3,134
Investment income ratio*	1.37%	0.43%	0.76%	0.20%	0.11%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	20.63% to 21.39%	27.02% to 27.82%	(27.49%) to (27.05%)	(1.75%) to (1.14%)	14.79% to 15.50%

	Sub-Account
	Smaller Company Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)
Units, beginning of period	36	—
Units issued	143	62
Units redeemed	(31)	(26)

Units, end of period (000’s)	148	36

Unit value, end of period $	13.07 to 13.16	10.51 to 10.52
Assets, end of period $ (000’s)	1,954	386
Investment income ratio*	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	24.34% to 25.12%	5.14% to 5.22%

(ai)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Strategic Bond Trust
	Year Ended Dec. 31/10 (g)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	287	292	368	627	244
Units issued	132	176	214	276	708
Units redeemed	(419)	(181)	(290)	(535)	(325)

Units, end of period (000’s)	—	287	292	368	627

Unit value, end of period $	12.34 to 12.78	11.06 to 11.39	9.02 to 9.23	10.81 to 10.99	10.87 to 10.99
Assets, end of period $ (000’s)	—	3,246	2,683	4,035	6,880
Investment income ratio*	10.13%	7.41%	8.14%	8.48%	4.75%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.63% to 12.21%	22.66% to 23.45%	(16.59%) to (16.07%)	(0.59%) to 0.02%	6.37% to 7.05%

(g)	Terminated as an investment option and funds transferred to Strategic Income Opportunities Trust on November 8, 2010.

	Sub-Account
	Strategic Income Opportunities Trust
	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	114	64	25	29	8
Units issued	546	79	47	18	24
Units redeemed	(144)	(29)	(8)	(22)	(3)

Units, end of period (000’s)	516	114	64	25	29

Unit value, end of period $	14.68 to 15.22	12.75 to 13.13	10.12 to 10.36	11.14 to 11.33	10.59 to 10.70
Assets, end of period $ (000’s)	7,801	1,489	663	283	306
Investment income ratio*	21.94%	9.22%	15.01%	2.06%	5.14%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.18% to 15.91%	25.99% to 26.78%	(9.14%) to (8.57%)	5.17% to 5.85%	3.41% to 4.08%

(b)	Renamed on May 3, 2010. Previously known as Strategic Income Trust.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/06
Units, beginning of period	2,331	2,495	2,774	2,694	3,178
Units issued	333	504	451	596	973
Units redeemed	(422)	(668)	(730)	(516)	(1,457)

Units, end of period (000’s)	2,242	2,331	2,495	2,774	2,694

Unit value, end of period $	18.84 to 20.39	17.80 to 19.14	16.85 to 18.01	16.03 to 17.03	15.06 to 15.89
Assets, end of period $ (000’s)	44,996	43,935	44,368	46,641	42,252
Investment income ratio*	4.33%	4.98%	5.13%	10.07%	3.65%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.83% to 6.49%	5.63% to 6.29%	5.13% to 5.79%	6.45% to 7.13%	3.42% to 4.07%

(j)	Renamed on October 1, 2007. Previously known as Bond Index Trust B.

	Sub-Account
	Total Return Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	6,957	6,028	8,605	8,552	2,521
Units issued	3,692	3,716	2,153	1,296	6,374
Units redeemed	(3,110)	(2,787)	(4,730)	(1,243)	(343)

Units, end of period (000’s)	7,539	6,957	6,028	8,605	8,552

Unit value, end of period $	14.83 to 15.57	13.87 to 14.46	12.27 to 12.71	12.02 to 12.37	11.13 to 11.39
Assets, end of period $ (000’s)	117,041	100,285	76,496	105,376	96,448
Investment income ratio*	2.46%	4.34%	3.93%	7.79%	2.05%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.99% to 7.66%	12.99% to 13.71%	2.11% to 2.76%	7.94% to 8.61%	3.01% to 3.67%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,380	1,522	1,607	1,811	2,140
Units issued	91	312	229	234	232
Units redeemed	(246)	(454)	(314)	(438)	(561)

Units, end of period (000’s)	1,225	1,380	1,522	1,607	1,811

Unit value, end of period $	13.24 to 46.23	11.36 to 39.42	8.87 to 30.58	14.20 to 48.65	13.28 to 46.25
Assets, end of period $ (000’s)	21,544	20,572	17,810	31,072	33,489
Investment income ratio*	1.39%	1.58%	1.67%	2.24%	1.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	16.53% to 17.26%	28.12% to 28.93%	(37.54%) to (37.15%)	4.54% to 5.19%	14.61% to 15.33%

	Sub-Account
	U.S. Government Securities Trust
	Year Ended Dec. 31/10 (ay)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	155	117	109	26	6
Units issued	40	152	63	88	47
Units redeemed	(195)	(114)	(55)	(5)	(27)

Units, end of period (000’s)	—	155	117	109	26

Unit value, end of period $	11.55 to 13.83	11.30 to 13.51	10.48 to 12.45	10.70 to 12.64	10.43 to 12.24
Assets, end of period $ (000’s)	—	1,928	1,301	1,229	285
Investment income ratio*	1.05%	3.40%	4.10%	9.21%	4.13%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.18% to 2.39%	7.81% to 8.49%	(2.05%) to (1.44%)	2.62% to 3.25%	3.74% to 4.39%

(ay)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	U.S. High Yield Bond Trust
	Year Ended Dec. 31/10 (az)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,414	1,316	59	41	27
Units issued	343	2,144	1,374	59	20
Units redeemed	(1,757)	(2,046)	(117)	(41)	(6)

Units, end of period (000’s)	—	1,414	1,316	59	41

Unit value, end of period $	14.52 to 15.02	13.25 to 13.65	9.10 to 9.31	11.57 to 11.76	11.30 to 11.42
Assets, end of period $ (000’s)	—	19,277	12,239	696	468
Investment income ratio*	30.42%	8.50%	12.28%	10.90%	5.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.51% to 10.08%	45.72% to 46.65%	(21.35%) to (20.85%)	2.36% to 3.00%	8.94% to 9.60%

(az)	Terminated as an investment option and funds transferred to High Yield Trust on November 8, 2010.

	Sub-Account
	Utilities Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	918	817	989	297	171
Units issued	756	287	989	930	271
Units redeemed	(715)	(186)	(1,161)	(238)	(145)

Units, end of period (000’s)	959	918	817	989	297

Unit value, end of period $	17.47 to 18.10	15.42 to 15.88	11.62 to 11.89	19.01 to 19.33	15.01 to 15.17
Assets, end of period $ (000’s)	17,302	14,518	9,689	19,063	4,488
Investment income ratio*	2.95%	4.94%	2.69%	2.93%	1.51%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.29% to 14.00%	32.76% to 33.58%	(38.88%) to (38.50%)	26.64% to 27.43%	30.25% to 31.06%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	940	597	403	211	109
Units issued	188	861	337	306	225
Units redeemed	(470)	(518)	(143)	(114)	(123)

Units, end of period (000’s)	658	940	597	403	211

Unit value, end of period $	14.84 to 15.37	12.21 to 12.57	8.70 to 8.90	14.80 to 15.05	13.76 to 13.90
Assets, end of period $ (000’s)	10,090	11,787	5,302	6,052	2,928
Investment income ratio*	1.07%	1.71%	1.28%	1.57%	0.39%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	21.56% to 22.30%	40.31% to 41.19%	(41.21%) to (40.84%)	7.60% to 8.26%	20.28% to 21.03%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
(**)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.
(***)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

PART C

OTHER INFORMATION

Item 26. Exhibits

The following exhibits are filed as part of this Registration Statement:

(a) (1) Resolution of the Board of Directors establishing Separate Account S is incorporated by reference to the post-effective amendment number 1, file number 333-164150, filed with the Commission in April 2010.

(2) Resolution of Board of Directors of John Hancock Life Insurance Company (U.S.A.) accepting the intact transfer of John Hancock Variable Life Account S from John Hancock Variable Life Insurance Company, incorporated by reference to the Registrant’s Initial Registration Statement filed with the Commission on January 4, 2010.

(b) Not applicable.

(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.

(2) (a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(d) (1) Form of Policy Endorsement for John Hancock Variable Life Insurance Company dated December 31, 2009, incorporated by reference to Registrant’s Initial Registration Statement filed with the Commission on January 4, 2010 and form of Policy Endorsement dated 2009, is incorporated by reference to post-effective amendment number 1, file number 333-164150, filed with the Commission in April 2010.

(2) Form of specimen flexible variable life insurance policy for Variable Estate Protection, incorporated by reference to the initial registration statement, file number 333-164156, filed with the Commission on January 4, 2010.

(3) Form of specimen flexible variable life insurance policy for Majestic Variable Estate Protection, incorporated by reference to the initial registration statement, file number 333-164156, filed with the Commission on January 4, 2010.

(4) Form of specimen flexible variable life insurance policy for Majestic Variable Estate Protection 98, incorporated by reference to the initial registration statement, file number 333-164156, filed with the Commission on January 4, 2010.

(5) Form of specimen flexible variable life insurance policy for Variable Estate Protection Plus, incorporated by reference to the initial registration statement, file number 333-164156, filed with the Commission on January 4, 2010.

(6) Form of specimen Enhanced Cash Value Rider, incorporated by reference to the initial registration statement, file number 333-164156, filed with the Commission on January 4, 2010.

(7) Form of specimen Policy Split Option Rider, incorporated by reference to the initial registration statement, file number 333-164156, filed with the Commission on January 4, 2010.

(8) Form of specimen Age 100 Waiver of Charges Rider, incorporated by reference to the initial registration statement, file number 333-164156, filed with the Commission on January 4, 2010.

(9) Form of specimen Level Benefit Survivorship Four Year Term Rider, incorporated by reference to the initial registration statement, file number 333-164156, filed with the Commission on January 4, 2010.

(e) Specimen policy application, incorporated by reference to the initial registration statement, filed with the Commission on January 4, 2010.

(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(c) Amended and Restated Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) dated July 26, 2010, incorporated by reference to post-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated June 15, 2010, incorporated by reference to post-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(g) (1)The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(2) Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance Agreement of Variable Insurance Policies between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of NewYork, incorporated by reference to the Initial Registration Statement, file number 333-164150, filed with the Commission on January 4, 2010.

(h) (1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.

(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(i) (1) Service Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company dated April 28, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(j) Not applicable.

(k) Opinion and consent of counsel regarding the legality of the securities being registered, incorporated by reference to the initial registration statement, filed with the Commission on January 4, 2010.

(l) Not Applicable.

(m) Not Applicable.

(n) Consents of Independent Registered Public Accounting Firm are filed herewith.

(n) (1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b) is filed herewith.

(o) Not Applicable.

(p) Not Applicable.

(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the policies, incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.

Powers of Attorney

(i) Powers of Attorney for Thomas Borshoff, James R. Boyle, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex E. Schlaybaugh, Jr. and John G. Vrysen are incorporated by reference to Registrant’s Initial Registration Statement filed with the Commission on January 4, 2010.

(ii) Power of Attorney for Steven Finch is incorporated by reference to post-effective amendment number 4, file number 333-153252, filed with the Commission on July 27, 2010.

(iii) Power of Attorney for Paul M. Connolly is incorporated by reference to post-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Name and Principal Business Address	Position with Depositor
Directors
Thomas Borshoff
536 Stone Road
Pittsford, NY 14534	Director

James R. Boyle
601 Congress Street
Boston, MA 02210	Director, Chairman and President

Paul M. Connolly
75 Indian Spring Road
Milton, MA 02186	Director

Steven Finch
197 Clarendon Street
Boston, MA 02116	Director and Executive Vice President

Ruth Ann Fleming
205 Highland Avenue
Short Hills, NJ 07078	Director

James D. Gallagher
601 Congress Street
Boston, MA 02210	Director and Executive Vice President

Scott S. Hartz
197 Clarendon Street
Boston, MA 02116	Director and Executive Vice President

Rex E. Schlaybaugh, Jr.
400 Renaissance Center
Detroit, Michigan 48243	Director

John G. Vrysen
601 Congress Street
Boston, MA 02210	Director and Senior Vice President

Executive Vice Presidents
Marc Costantini*
Steven Finch**
James D. Gallagher*
Scott S. Hartz**	and Chief Investment Officer – US Investments
Peter Levitt****	and Treasurer
Katherine MacMillan****
Stephen R. McArthur***
Hugh McHaffie*

Name and Principal Business Address	Position with Depositor
Senior Vice Presidents
Kevin J. Cloherty*
Bob Diefenbacher**
Peter Gordon**
Allan Hackney*	and Chief Information Officer
Gregory Mack†
Ronald J. McHugh*
Lynne Patterson*	and Chief Financial Officer
Craig R. Raymond*	Chief Actuary & Chief Risk Officer
Diana L. Scott*
Alan R. Seghezzi**
Bruce R. Speca*
Tony Teta**
Brooks Tingle**
John G. Vrysen**

Vice Presidents
Emanuel Alves*	Counsel and Corporate Secretary
John C.S. Anderson**
Roy V. Anderson*
Arnold Bergman*
Stephen J. Blewitt**
Robert Boyda*
John E. Brabazon**	Chief Financial Officer, Investments
George H. Braun**
Thomas Bruns††
Tyler Carr*
Robert T. Cassato*
Brian Collins*
Art Creel*
George Cushnie****
John J. Danello*
Willma Davis**
Anthony J. Della Piana**
Brent Dennis**
Robert Donahue*****
Edward Eng****
Carol Nicholson Fulp*
Paul Gallagher**
Wayne A. Gates*****
Ann Gencarella**
Richard Harris***	and Appointed Actuary
John Hatch*
Kevin Hill**
E. Kendall Hines**
Eugene Xavier Hodge, Jr.**
James C. Hoodlet**
Roy Kapoor****
Mitchell Karman**	and Chief Compliance Officer & Counsel
and Chief Compliance Officer – Retail Funds/Separate
Frank Knox*	Accounts
David Kroach***
Jonathan Kutrubes*
Cynthia Lacasse**
Denise Lang***
Robert Leach*
David Longfritz*
Robert F. Lussky, Jr.*
Nathaniel I. Margolis**

Name and Principal Business Address	Position with Depositor
John Maynard*
Steven McCormick****
Janis K. McDonough**
Scott A. McFetridge**
William McPadden**
Maureen Milet**	and Chief Compliance Officer – Investments
Peter J. Mongeau**
Steven Moore****
Curtis Morrison**
Tom Mullen*
Scott Navin**
Betty Ng***
Nina Nicolosi*
Frank O’Neill*
Jacques Ouimet**
Gary M. Pelletier**
Steven Pinover*
Krishna Ramdial****	Vice President, Treasury
S. Mark Ray**
Jill Rebman***
Mark Rizza*
Ian R. Roke*
Andrew Ross****
Thomas Samoluk*
Jonnie Smith†††
Yiji S. Starr*
Tony Todisco*****
Gaurav Upadhya***
Simonetta Vendittelli*****
Peter de Vries††††
Karen Walsh*
Linda A. Watters*
Joseph P. Welch**
Jeffery Whitehead*	and Controller
Henry Wong**
Randy Zipse**

*	Principal Business Office is 601 Congress Street, Boston, MA 02210
**	Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
*****	Principal Business Office is 380 Stuart Street, Boston, MA 02116
†	Principal Business is 6400 Sheridan Drive, Williamsville, NY 14221
††	Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515
†††	Principal Business is 164 Corporate Drive, Portsmouth, NH 03801
††††	Principal Business is 200 Berkeley Street, Boston, MA 02116

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

A list of persons directly or indirectly controlled by or under common contract with the Depositor appears below:

Subsidiary Name

AIMV, LLC (Delaware)

Baystate Investments, LLC (Delaware)

Declaration Management & Research LLC (Delaware)

Essex Corporation (New York)

Essex Holding Company, Inc. (New York)

Frigate, LLC (Delaware)

Fusion Clearing, Inc (New York)

Hancock Capital Investment Management, LLC (Delaware)

Hancock Capital Investment IV LLC (Delaware)

Hancock Capital Management, LLC (Delaware)

Hancock Forest Management (NZ) Limited (New Zealand)

Hancock Forest Management, Inc. (Delaware)

Hancock Investimentos em Florestas e Agricultura Ltda. (Brazil)

Hancock Mezzanine Investments, LLC (Delaware)

Hancock Mezzanine Investments II, LLC (Delaware)

Hancock Mezzanine Investments III, LLC (Delaware)

Hancock Natural Resource Group Australasia Pty Limited (Australia)

Hancock Natural Resource Group, Inc. (Delaware)

Hancock Venture Partners, Inc. (Delaware)

HVP Special Purpose Sub I, Inc. (Delaware)

HVP Special Purpose Sub II, Inc. (Delaware)

HVP-Russia, Inc. (Delaware)

International Forest Investments Ltd. (Cayman Islands)

JH Networking Insurance Agency, Inc. (Massachusetts)

JHFS One Corp. (Massachusetts)

JHLICO CIP Investments, LLC (Delaware)

John Hancock Advisers LLC(Delaware)

John Hancock Assignment Company (Delaware)

John Hancock Distributors LLC (Delaware)

John Hancock Energy Resources Management Inc. (Delaware)

John Hancock Financial Network, Inc. (Massachusetts)

John Hancock Funds LLC (Delaware)

John Hancock Investment Management Services, LLC (Delaware)

John Hancock Life & Health Insurance Company (Delaware)

John Hancock Life Insurance Company of New York (New York)

John Hancock Leasing Corporation (Delaware)

John Hancock Property and Casualty Holding Company (Delaware)

John Hancock Real Estate Finance, Inc. (Delaware)

John Hancock Realty Advisors, Inc. (Delaware)

John Hancock Realty Management Inc. (Delaware)

John Hancock Signature Services, Inc.(Delaware)

John Hancock Subsidiaries LLC (Delaware)

John Hancock Timber Resource Corporation (Delaware)

JHUSA CIP Investments, LLC (Delaware)

Long Term Care Partners, LLC (Delaware)

LR Company, LLC (Delaware)

LVI, LLC (Delaware)

Manulife Asset Management (US) LLC (Delaware)

Manulife Service Corporation (Colorado)

New Amsterdam Insurance Agency, Inc. (New York)

P.T. Timber Inc.(New Jersey)

Signator Insurance Agency, Inc. (Massachusetts)

Signator Investors, Inc. (Delaware)

Signature Management Co., Ltd. (Bermuda)

The Berkeley Financial Group LLC (Delaware)

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.

Name	Title
Edward Eng***	Board Manager
Steven Finch**	Board Manager
Lynne Patterson*	Board Manager
Christopher Walker***	Board Manager
Karen Walsh*	Board Manager
Emanuel Alves*	Secretary
Brian Collins*	Vice President, U.S. Taxation
Edward Eng***	Vice President, Group Annuity

Name	Title
Steven Finch**	Chairman
Heather Justason***	Chief Operating Officer
Peter Levitt****	Senior Vice President, Treasurer
Jeffrey Long*	Financial Operations Principal
Declan O’Beirne**	Chief Financial Officer
Kathleen Pettit**	Chief Compliance Officer
Krishna Ramdial****	Vice President, Treasury
Pamela Schmidt**	General Counsel
Karen Walsh*	President and Chief Executive Officer

*	Principal Business Office is 601 Congress Street, Boston, MA 02210
**	Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on its behalf in the City of Boston and Commonwealth of Massachusetts, as of the 26th day of April, 2011.

John Hancock Variable Life Account S
(Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By: /s/ James R. Boyle
James R. Boyle
Principal Executive Officer

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (Depositor)

By: /s/ James R. Boyle
James R. Boyle
Principal Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 26th day of April, 2011.

Signatures	Title

/s/ Jeffery J. Whitehead	Vice President and Controller
Jeffery J. Whitehead

/s/ Lynne Patterson	Senior Vice President and Chief Financial Officer
Lynne Patterson

*	Director
Thomas Borshoff

*	Director
James R. Boyle

*	Director
Paul M. Connolly

*	Director
Steven Finch

*	Director
Ruth Ann Fleming

*	Director
James D. Gallagher

*	Director
Scott S. Hartz

*	Director
Rex E. Schlaybaugh, Jr.

*	Director
John G. Vrysen

/s/ James C. Hoodlet
James C. Hoodlet
*Pursuant to Power of Attorney

May, 2011

This disclosure is distributed to policy owners of variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and offering interests in John Hancock Variable Life Account S (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock USA Service Office for more information at 1-800-827-4546 or write to us at 197 Clarendon Street, C-6, Boston, MA 02117. For Majestic and COLI products, you may contact us at 1-800-521-1234 or write to us at the above address.

Certain of the investment options listed below are offered under variable life insurance policies (“policies”) bearing the following titles:

Medallion Executive Variable Life	Majestic Variable Estate Protection
Medallion Executive Variable Life II	Majestic Variable Estate Protection 98
Medallion Executive Variable Life III	Variable Estate Protection Plus
Majestic Variable Universal Life	Variable Estate Protection Edge
Majestic Variable Universal Life 98	Performance Survivorship Variable Universal Life
Variable Master Plan Plus	Majestic Performance Survivorship Variable Universal Life
Majestic Variable COLI	Performance Executive Variable Life
Variable Estate Protection

500 Index B	Emerging Markets Value	Natural Resources
Active Bond	Equity-Income	Optimized All Cap
All Cap Core	Financial Services	Optimized Value
All Cap Value	Franklin Templeton Founding Allocation	PIMCO VIT All Asset
Alpha Opportunities	Fundamental Value	Real Estate Securities
American Asset Allocation	Global	Real Return Bond
American Blue Chip Income and Growth	Global Bond	Science & Technology
American Bond	Health Sciences	Short Term Government Income
American Fundamental Holdings	High Yield	Small Cap Growth
American Global Diversification	International Core	Small Cap Index
American Global Growth	International Equity Index A	Small Cap Opportunities
American Global Small Capitalization	International Equity Index B	Small Cap Value
American Growth	International Opportunities	Small Company Value
American Growth-Income	International Small Company	Smaller Company Growth
American High-Income Bond	International Value	Strategic Income Opportunities
American International	Investment Quality Bond	Total Bond Market B
American New World	Large Cap	Total Return
Balanced	Lifestyle Aggressive	Total Stock Market Index
Blue Chip Growth	Lifestyle Balanced	Ultra Short Term Bond
Capital Appreciation	Lifestyle Conservative	Utilities
Capital Appreciation Value	Lifestyle Growth	Value
Core Allocation Plus	Lifestyle Moderate	M Business Opportunity Value
Core Bond	Mid Cap Index	M Capital Appreciation
Core Diversified Growth & Income	Mid Cap Stock	M International Equity
Core Strategy	Mid Value	M Large Cap Growth
Disciplined Diversification	Money Market B

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Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i)	restricting the number of transfers made during a defined period,

(ii)	restricting the dollar amount of transfers,

(iii)	restricting transfers into and out of certain investment accounts,

(iv)	restricting the method used to submit transfers, and

(v)	deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Total annual portfolio operating expenses

The following table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please see the prospectus for the underlying portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	2.90%

1	Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 0.92%, respectively.

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Table of Investment Options and Investment Subadvisers

Please note that certain of the investment options described in this table may not be available to you under your policy.

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Fundamental Holdings, American Global Diversification, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, American New World, and Core Diversified Growth & Income portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The M Business Opportunity Value, M Capital Appreciation, M International Equity, and M Large Cap Growth portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be

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available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.

Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.

All Cap Core	QS Investors, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*

All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.

Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.

American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.

American Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Bond Fund, a series of the American Funds Insurance Series. The master fund invests at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and invests up to 35% of its assets in debt securities rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations (“NRSROs”), or unrated but determined to be of equivalent quality (so called “junk bonds”). The master fund may invest in debt securities of issuers domiciled outside the U.S. and may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks.

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Portfolio	Portfolio Manager	Investment Objective
American Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying funds of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund and International Fund.

American Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio invests a significant portion of its assets in securities, which include securities held by the underlying funds, that are located outside the U.S. The portfolio operates as a fund of funds and currently invests primarily in five underlying funds of the American Funds Insurance Series: Bond Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund and New World Fund.

American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.

American Global Small Capitalization	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Small Capitalization Fund, a series of the American Funds Insurance Series. Under normal market conditions, the master fund invests primarily in stocks of smaller companies located around the world. Normally, the master fund invests at least 80% of its net assets in growth-oriented common stocks and other equity securities.

American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.

American Growth-Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.

American High-Income Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide a high level of current income and, secondarily, capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the High-Income Bond Fund, a series of the American Funds Insurance Series. The master fund invests primarily in higher yielding and generally lower quality debt securities rated Ba1 or below or BB+ or below by NRSROs or unrated but determined to be of equivalent quality, including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The portfolio may also invest a portion of its assets in securities of issuers domiciled outside the U.S.

American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The master fund may invest a portion of its assets in common stocks and other securities of companies in emerging market countries.

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Portfolio	Portfolio Manager	Investment Objective
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.

Balanced	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed-income securities, including investment-grade and below investment-grade debt securities (commonly known as “junk bonds”) with maturities that range from short to longer term, as well as cash.

Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.

Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.

Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.

Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio allocates its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.

Core Bond	Wells Capital Management, Inc.	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

Core Diversified Growth & Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital and income. The portfolio invests in other funds and other investment companies as well as other types of investments. Under normal market conditions, the portfolio generally invests between 65% and 75% of its assets in equity securities, which include securities held by the underlying funds, and between 25% and 35% of its assets in fixed-income securities, which include securities held by the underlying funds.

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Portfolio	Portfolio Manager	Investment Objective
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.

Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
		Target Allocation Equity Securities: 70% Fixed-Income Securities: 30%	Range of Allocation 65% – 75% 25% – 35%

Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.

Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.

Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.

Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.

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Portfolio	Portfolio Manager	Investment Objective
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
		Moody’s: S&P’s:	Ba through C BB through D

International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.

International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.

International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.

International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.

International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets. The portfolio invests at least 85% of its net assets in non-U.S. equity securities.

Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.

Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.

Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.

Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.

Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.

Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.

Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium- capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*

Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.

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Portfolio	Portfolio Manager	Investment Objective
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

Optimized All Cap	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, medium and small.

Optimized Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.

Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.

Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.

Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small- capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

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Portfolio	Portfolio Manager	Investment Objective
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.

Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.

Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.

Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.

Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.

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Portfolio	Portfolio Manager	Investment Objective
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.

Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.

Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Index.*

M Business Opportunity Value (a series of M Fund, Inc.)	Iridian Asset Management LLC	To seek long-term capital appreciation through investment primarily in equity securities of U.S. issuers in the large-capitalization segment of the U.S. stock market.

M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek maximum capital appreciation through investment in common stocks of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations consistent with the capitalizations of those companies found in the Russell 2500 Index.*

M International Equity (a series of M Fund, Inc.)	Brandes Investment Partners, L.P.	To seek long-term capital appreciation through investment in equity securities of foreign issuers, including common stocks, and securities that are convertible into common stocks.

M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek long-term capital appreciation through investment mainly in common stocks of U.S. companies that the portfolio manager believes have strong earnings-growth potential.

*

“Wilshire 5000 Total Market Index®” is a trademark of Wilshire Associates. “MSCI All Country World Excluding U.S. Index” is a trademark of Morgan Stanley & Co. Incorporated.” Russell 1000,®” “Russell 2000,®” “Russell 2500,TM” “Russell 1000 Value,®” “Russell 3000,®” “Russell Midcap,®” and “Russell Midcap Value®” are trademarks of Frank Russell Company. “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 28, 2011 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $466 million to $275.1 billion

Russell 1000 Index — $221 million to $425.9 billion

Russell 1000 Value Index — $221 million to $425.9 billion

Russell 2000 Index — maximum of $6.2 billion

Russell 2500 Index — maximum of $11 billion (as of March 31, 2011)

Russell 3000 Index — $5 million to $425.9 billion

Russell Midcap Index — $221 million to $22.3 billion

Russell Midcap Value Index — $310 million to $19 billion

S&P MidCap 400 Index — $703 million to $9.9 billion

S&P SmallCap 600 Index — maximum of $3.7 billion

Wilshire 5000 Total Market Index — less than $1 million to $431 billion

**	The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

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Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.) In addition, if your policy offers the Long-Term Care Rider, and if you have elected it, the rider’s benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The rider is intended to meet these standards.

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Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers the Long-Term Care Rider, and if you have elected it, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to

14

which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the

15

premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is a survivorship policy and there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit from the date it was issued. If the premiums paid to date at any point during the first seven years after the date of issue or the date of the most recent material change are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

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In addition to the disclosure contained herein, John Hancock USA has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements of John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Servicing Office. You should also contact the John Hancock USA Servicing Office to request any other information about your policy or to make any inquiries about its operation.

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

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SUPPLEMENT DATED MAY 2, 2011

TO

PROSPECTUSES DATED MAY 2, 2011 OR LATER

This Supplement is to be distributed with certain prospectuses dated May 2, 2011 or later for variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

The prospectuses involved bear the title “Protection Variable Universal Life,” “Accumulation Variable Universal Life,” “Corporate VUL,” “Medallion Variable Universal Life Plus,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Edge II,” “Medallion Executive Variable Life,” “Medallion Executive Variable Life II,”

“Medallion Executive Variable Life III,” “Performance Executive Variable Life,” “Variable Estate Protection,” “Variable Estate Protection Plus,” “Variable Estate Protection Edge,” “Performance Survivorship Variable Universal Life” and “Survivorship Variable Universal Life.” We refer to these prospectuses as the “Product Prospectuses.”

This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a current prospectus for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES

The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:

M International Equity

M Large Cap Growth

M Capital Appreciation

M Business Opportunity Value

VL M SUPP (5/2011)

SUPPLEMENT DATED MAY 2, 2011

TO

PROSPECTUSES DATED MAY 2, 2011

This Supplement is intended to be distributed with prospectuses dated May 2, 2011 for the following variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) that are delivered or issued for delivery in the states specified:

MEDALLION VARIABLE UNIVERSAL LIFE PLUS

(MASSACHUSETTS AND TEXAS ONLY)

MEDALLION VARIABLE UNIVERSAL LIFE EDGE

(MARYLAND, MASSACHUSETTS AND TEXAS ONLY)

VARIABLE ESTATE PROTECTION PLUS

(MASSACHUSETTS AND TEXAS ONLY)

VARIABLE ESTATE PROTECTION EDGE

(MASSACHUSETTS AND TEXAS ONLY)

Notwithstanding any language in the prospectus to the contrary, the following shall apply: (1) The Guaranteed Minimum Death Benefit feature will apply only during the first five Policy years. (2) There is no option to extend the Guaranteed Minimum Death Benefit feature beyond the first five Policy years and, as a consequence, there can be no Guaranteed Minimum Death Benefit Charge assessed under the Policy.

MD-MA-TX (5/2011)

SUPPLEMENT DATED MAY 2, 2011

TO

PROSPECTUSES DATED MAY 2, 2011

This Supplement is to be distributed with prospectuses dated May 2, 2011 for the following variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) that are delivered or issued for delivery in the states specified:

MAJESTIC VARIABLE UNIVERSAL LIFE 98

(MASSACHUSETTS ONLY)

MAJESTIC VARIABLE ESTATE PROTECTION 98

(MASSACHUSETTS, MARYLAND AND TEXAS ONLY)

MAJESTIC VARIABLE COLI

(MASSACHUSETTS, MARYLAND AND TEXAS ONLY)

VARIABLE MASTER PLAN PLUS

(TEXAS ONLY)

Notwithstanding any language in the prospectus to the contrary, the following shall apply:

(a) The Guaranteed Minimum Death Benefit feature will apply only during the first five Policy years.

(b) There is no option to extend the Guaranteed Minimum Death Benefit feature beyond the first five Policy years and, as a consequence, there can be no Guaranteed Minimum Death Benefit Charge assessed under the Policy.

MD-MA-TX (M Prod) (5/2011)